      As filed with the Securities and Exchange Commission on February 28, 2001
                                                Securities Act File No. 33-4806
                                       Investment Company Act File No. 811-4636


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         PRE-EFFECTIVE AMENDMENT NO.                         |_|


                       POST-EFFECTIVE AMENDMENT NO. 53                       |X|
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|

                              Amendment No. 54                               |X|



                                 The Galaxy Fund
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108
                    (Address of Principal Executive Offices)
                         Registrant's Telephone Number:
                                 (877) 289-4252

                             W. Bruce McConnel, III
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                        William Greilich, Vice President
                                    PFPC Inc.
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108

It is proposed that this filing will become effective (check appropriate box):


      [x] Immediately upon filing pursuant to paragraph (b)
      [ ] On [date] pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] On February 28, 2001 pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] On [date] pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Title of Securities Being Registered: Shares of Beneficial Interest.

[GRAPHIC]

GALAXY EQUITY FUNDS

THE GALAXY FUND

PROSPECTUS

February 28, 2001




GALAXY ASSET ALLOCATION FUND

GALAXY EQUITY INCOME FUND

GALAXY GROWTH AND INCOME FUND

GALAXY STRATEGIC EQUITY FUND

GALAXY EQUITY VALUE FUND

GALAXY EQUITY GROWTH FUND

GALAXY GROWTH FUND II

GALAXY INTERNATIONAL EQUITY FUND

GALAXY PAN ASIA FUND

GALAXY SMALL CAP VALUE FUND

GALAXY SMALL COMPANY EQUITY FUND

RETAIL A SHARES AND RETAIL B SHARES


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                             [GALAXY FUNDS LOGO]

CONTENTS

 1   RISK/RETURN SUMMARY

 1   Introduction

 2   Galaxy Asset Allocation Fund

 6   Galaxy Equity Income Fund

 9   Galaxy Growth and Income Fund

13   Galaxy Strategic Equity Fund

17   Galaxy Equity Value Fund

21   Galaxy Equity Growth Fund

25   Galaxy Growth Fund II

30   Galaxy International Equity Fund

34   Galaxy Pan Asia Fund

38   Galaxy Small Cap Value Fund

42   Galaxy Small Company Equity Fund

46   Additional information about risk

47   Investor guidelines

48   FUND MANAGEMENT

50   HOW TO INVEST IN THE FUNDS

50   How sales charges work

52   Buying, selling and exchanging shares

53     HOW TO BUY SHARES

54     HOW TO SELL SHARES

55     HOW TO EXCHANGE SHARES

55     OTHER TRANSACTION POLICIES

57   DIVIDENDS, DISTRIBUTIONS AND TAXES

59   GALAXY INVESTOR PROGRAMS

59   Retirement plans

59   Other programs

61   HOW TO REACH GALAXY

62   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.

Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 47, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.



GALAXY EQUITY FUNDS                                                            1

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. The Adviser interprets this to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than that. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.

[SIDENOTE]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


2                                                            GALAXY EQUITY FUNDS

GALAXY ASSET ALLOCATION FUND

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.

- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


GALAXY EQUITY FUNDS                                                            3

GALAXY ASSET ALLOCATION FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992      1993      1994      1995      1996      1997      1998      1999      2000
6.58%     8.08%     -2.47%    30.29%    15.11%    19.76%    17.73%    7.24%     1.81%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                               SINCE
                                              1 YEAR         5 YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------
Retail A Shares(1)                            -4.05%          10.80%          10.44% (12/30/91)
-------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            -3.61%             --           10.95% (3/4/96)
-------------------------------------------------------------------------------------------------------
Retail B Shares(3)                            -3.61%             --           10.67% (3/4/96)
-------------------------------------------------------------------------------------------------------
S&P 500                                       -9.10%          18.33%          16.08% (since 12/31/91)
                                                                              17.97% (since 2/29/96)
-------------------------------------------------------------------------------------------------------
DJIA                                          -4.69%          18.21%          17.19% (since 12/31/91)
                                                                              17.10% (since 2/29/96)
-------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.

[SIDENOTE]
BEST QUARTER
11.74% for the
quarter ending
December 31,
1998

WORST QUARTER
-4.66% for the
quarter ending
December 31,
2000

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]
The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.


4                                                            GALAXY EQUITY FUNDS

GALAXY ASSET ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM  SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                   ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                                         AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------------
Retail A Shares                                              5.75%(1)                                    None(2)
Retail B Shares                                                  None                                   5.00%(3)
------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.54%            1.29%
---------------------------------------------------------------------------------------------------------

Retail B Shares                              0.75%          0.95%(4)          0.29%            1.99%
---------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years


- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                                           $699         $960     $1,242        $2,042
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $702         $924     $1,273        $1,971
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $702       $1,024     $1,373        $2,136
---------------------------------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares(1)                                        $202         $624     $1,073        $1,971
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $202         $624     $1,073        $2,136
---------------------------------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.
(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.


GALAXY EQUITY INCOME FUNDS                                                     5

GALAXY EQUITY INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


6                                                      GALAXY EQUITY INCOME FUND

GALAXY EQUITY INCOME FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ending October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
22.37%    7.43%     8.05%     0.75%     32.96%    16.53%    25.51%    15.63%    4.36%     6.01%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

                                                                               SINCE
                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------
Retail A Shares(1)            -0.11%          12.01%          12.87%         12.80%  (12/14/90)
-------------------------------------------------------------------------------------------------------
Retail B Shares(2)             0.72%             --              --           6.17%  (11/1/98)
-------------------------------------------------------------------------------------------------------
Retail B Shares(3)             0.72%             --              --           5.84%  (11/1/98)
-------------------------------------------------------------------------------------------------------
S&P 500                       -9.10%          18.33%          17.44%         17.61%  (since 11/30/90)
                                                                             10.19%  (since 10/31/98)
-------------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.


[SIDENOTE]
BEST QUARTER
13.31% for the
quarter ending
June 30, 1997

WORST QUARTER
-8.41% for the
quarter ending
September 30,
1998

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


GALAXY EQUITY FUNDS                                                            7

GALAXY EQUITY INCOME FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MAXIMUM SALES CHARGE (LOAD)           MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                   ON PURCHASES SHOWN          SHOWN AS A % OF THE OFFERING PRICE OR
                                         AS A % OF THE OFFERING PRICE                  SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                                              5.75%(1)                                        None(2)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                                                  None                                       5.00%(3)
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.58%            1.33%
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%            0.95%(4)        0.38%            2.08%
---------------------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."
(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------
Retail A Shares                                           $703         $972     $1,262        $2,084
-----------------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $711         $952     $1,319        $2,043
-----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $711       $1,052     $1,419        $2,219
-----------------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares(1)                                        $211         $652     $1,119        $2,043
-----------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $211         $652     $1,119        $2,219
-----------------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations in 1990. He has been with the Adviser and its predecessors since 1970.


8                                                            GALAXY EQUITY FUNDS

GALAXY GROWTH AND INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.



GALAXY EQUITY FUNDS                                                            9

GALAXY GROWTH AND INCOME FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

[CHART]

1994      1995      1996      1997      1998      1999      2000
4.83%     29.34%    19.85%    29.19%    15.71%    6.86%     3.65%

[SIDENOTE]
BEST QUARTER
20.66% for the
quarter ending
December 31,
1998

WORST QUARTER
-13.50% for the
quarter ending
September 30,
1998


10                                                           GALAXY EQUITY FUNDS

GALAXY GROWTH AND INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                               SINCE
                                              1 YEAR         5 YEARS       INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares(1)                            -2.31%          13.35%          13.96% (2/12/93)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            -1.77%            --            13.12% (3/4/96)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(3)                            -1.77%            --            12.86% (3/4/96)
---------------------------------------------------------------------------------------------------------------------------
S&P 500                                       -9.10%          18.33%          17.26% (since 1/31/93)
                                                                              17.97% (since 2/29/96)
---------------------------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MAXIMUM SALES CHARGE (LOAD)                 MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                   ON PURCHASES SHOWN                SHOWN AS A % OF THE OFFERING PRICE OR
                                         AS A % OF THE OFFERING PRICE                        SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                                                5.75%(1)                        None(2)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                          5.00%(3)
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.62%            1.37%
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%             0.95%(4)       0.34%            2.04%
---------------------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


GALAXY EQUITY FUNDS                                                           11

GALAXY GROWTH AND INCOME FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years


- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR           3 YEARS        5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                               $706              $984         $1,282           $2,127
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $707              $940         $1,298           $2,039
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $707            $1,040         $1,398           $2,197
---------------------------------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $207              $640         $1,098           $2,039
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $207              $640         $1,098           $2,197
---------------------------------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.
(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.


12                                                           GALAXY EQUITY FUNDS

GALAXY STRATEGIC EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium size companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]
VALUE STOCKS AND GROWTH STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.


GALAXY EQUITY FUNDS                                                           13

GALAXY STRATEGIC EQUITY FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The return for Retail B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the return would be lower.

[CHART]

1999      2000
0.05%     22.22%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                               SINCE
                                                              1 YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares(1)                                            15.14%           6.11% (3/4/98)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                            16.40%           6.66% (3/4/98)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(3)                                            16.40%           6.33% (3/4/98)
---------------------------------------------------------------------------------------------------------------------------
S&P 500                                                       -9.10%           9.86% (since 2/28/98)
---------------------------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.

[SIDENOTE]
BEST QUARTER
11.49% for the
quarter ending
June 30, 1999

WORST QUARTER
-13.65% for the
quarter ending
September 30,
1999

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


14                                                           GALAXY EQUITY FUNDS

GALAXY STRATEGIC EQUITY FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MAXIMUM SALES CHARGE (LOAD)               MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                   ON PURCHASES SHOWN              SHOWN AS A % OF THE OFFERING PRICE OR
                                         AS A % OF THE OFFERING PRICE                      SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                                              5.75%(1)                                            None(2)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                                                  None                                           5.00%(3)
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                             0.75%(4)            None          0.85%(4)         1.60%(4)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                             0.75%(4)           0.95%(4)       0.65%            2.35%(4)
---------------------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) for Retail A Shares so that Other expenses for Retail A Shares are expected to be 0.65%. The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.80%. Total Fund operating expenses after these waivers are expected to be 1.20% for Retail A Shares and 2.00% for Retail B Shares. These fee waivers may be revised or discontinued at any time.



GALAXY EQUITY FUNDS                                                           15

GALAXY STRATEGIC EQUITY FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years


- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR           3 YEARS        5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------
Retail A Shares                               $728            $1,051         $1,396           $2,366
-------------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $738            $1,033         $1,455           $2,328
-------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $738            $1,133         $1,555           $2,499
-------------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-------------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $238              $733         $1,255           $2,328
-------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $238              $733         $1,255           $2,499
-------------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is Peter B. Hathaway, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hathaway has been the Fund's portfolio manager since it began operations in March 1998. He has been in the investment management business with the Adviser and its predecessors since 1964 and has been responsible for the Adviser's "Value Driven Growth" investment process since 1991.


16                                                           GALAXY EQUITY FUNDS

GALAXY EQUITY VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

VALUE STOCKS

Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.


GALAXY EQUITY FUNDS                                                           17

GALAXY EQUITY VALUE FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
23.36%    8.21%     14.75%    3.51%     27.78%    21.09%    27.66%    23.75%    6.67%     -3.19%

[SIDENOTE]
BEST QUARTER
27.15% for the
quarter ending
December 31,
1998

WORST QUARTER
-15.28% for the
quarter ending
September 30,
1998


18                                                           GALAXY EQUITY FUNDS

GALAXY EQUITY VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                                               SINCE
                                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares(1)                            -8.76%          13.24%          14.20%          12.86% (9/1/88)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            -7.84%             --              --           12.79% (3/4/96)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(3)                            -7.84%             --              --           12.56% (3/4/96)
---------------------------------------------------------------------------------------------------------------------------
S&P 500                                       -9.10%          18.33%          17.44%          16.87% (since 8/31/88)
                                                                                              17.97% (since 2/29/96)
---------------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average           8.86%          13.71%          15.14%          13.72% (since 8/31/88)
                                                                                              13.32% (since 2/29/96)
---------------------------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MAXIMUM SALES CHARGE (LOAD)               MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                   ON PURCHASES SHOWN              SHOWN AS A % OF THE OFFERING PRICE OR
                                         AS A % OF THE OFFERING PRICE                      SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                                              5.75%(1)                                            None(2)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                                                  None                                           5.00%(3)
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.61%            1.36%
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%          0.95%(4)          0.42%            2.12%
---------------------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]
The Lipper Multi-Cap Value Funds Average is an unmanaged index that measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.


GALAXY EQUITY FUNDS                                                           19

GALAXY EQUITY VALUE FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR           3 YEARS        5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                               $706              $981         $1,277           $2,116
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $715              $964         $1,339           $2,080
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $715            $1,064         $1,439           $2,258
---------------------------------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $215              $664         $1,139           $2,080
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $215              $664         $1,139           $2,258
---------------------------------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.
(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is G. Jay Evans, CFA, a Senior Vice President of the Adviser since 1991. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.


20                                                           GALAXY EQUITY FUNDS

GALAXY EQUITY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES -- Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS -- Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


GALAXY EQUITY FUNDS                                                           21

GALAXY EQUITY GROWTH FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS -- CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
30.40%    6.11%     5.37%     0.60%     33.66%    20.46%    30.43%    25.66%    26.03%    -1.60%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000 as compared to a broad-based market index.


                                                                               SINCE
                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares(1)            -7.25%          18.21%          16.30%          16.24% (12/14/90)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)            -6.58%             --              --           17.99% (3/4/96)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(3)            -6.58%             --              --           17.77% (3/4/96)
---------------------------------------------------------------------------------------------------------------------------
S&P 500                       -9.10%          18.33%          17.44%          17.61% (since 11/30/90)
                                                                              17.97% (since 2/29/96)
---------------------------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.


[SIDENOTE]
BEST QUARTER
24.04% for the
quarter ending
December 31,
1998

WORST QUARTER
-11.70% for the
quarter ending
September 30,
1998

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


22                                                           GALAXY EQUITY FUNDS

GALAXY EQUITY GROWTH FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MAXIMUM SALES CHARGE (LOAD)               MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                   ON PURCHASES SHOWN              SHOWN AS A % OF THE OFFERING PRICE OR
                                         AS A % OF THE OFFERING PRICE                      SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                                              5.75%(1)                                            None(2)
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                                                  None                                           5.00%(3)
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None          0.53%            1.28%
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%          0.95%(4)          0.39%            2.09%
---------------------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.



GALAXY EQUITY FUNDS                                                           23

GALAXY EQUITY GROWTH FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR           3 YEARS        5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Retail A Shares                               $698              $958         $1,237           $2,031
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $712              $955         $1,324           $2,023
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $712             $1055         $1,424           $2,214
---------------------------------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $212              $655         $1,124           $2,023
---------------------------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $212              $655         $1,124           $2,214
---------------------------------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.
(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE
PORTFOLIO MANAGER
The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser since 1988. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.


24                                                           GALAXY EQUITY FUNDS

GALAXY GROWTH FUND II

THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks to provide investors with capital appreciation. Dividend income, if any, is incidental to capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in common stock (including depositary receipts) of U.S. and foreign companies which the Adviser believes have above-average growth potential. The Fund normally invests 80% to 90% or more of its total assets in these securities, although the Fund may invest up to 35% of its total assets in other securities, such as convertible and non-convertible debt securities, preferred stock, warrants and money market instruments.


The Fund principally invests in U.S. companies with market capitalizations of at least $250 million, although the Fund also may invest in companies with smaller capitalizations. The Fund may invest up to 25% of its total assets in the securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.


In selecting securities for the Fund, the Adviser uses a "bottom-up" approach. It looks for companies that it believes are in dynamic high-growth sectors of the world economy and that are thought to have dominant or strong competitive positions within their sectors. The Adviser also looks for companies thought to have quality management and that are expected to have strong earnings growth potential.


The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.


The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND


Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:


- SMALL COMPANIES RISK - Smaller companies (generally, those with market capitalizations below $1.5 billion) tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.


- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.



GALAXY EQUITY FUNDS                                                          25

GALAXY GROWTH FUND II


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.


- HEDGING - The Fund may engage in foreign currency transactions to hedge against the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on March 28, 1996 as the Boston 1784 Growth Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. The returns shown below for the period prior to June 26, 2000 are for the Predecessor Fund.

No performance information is presented for Retail A Shares and Retail B Shares of the Fund because they had less than one full calendar year of performance history as of December 31, 2000. The returns shown below in the bar chart and table are for BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. BKB Shares, Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


26                                                          GALAXY EQUITY FUNDS

GALAXY GROWTH FUND II

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year. The returns for Retail A Shares and Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

1997    13.92%
1998     1.36%
1999    70.42%
2000     0.07%

AVERAGE ANNUAL TOTAL RETURNS

The table shows average annual total returns for BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000, as compared to a broad-based market index.

                                                                 SINCE
                                               1 YEAR        INCEPTION
-------------------------------------------------------------------------------------
BKB Shares(1)                                  -5.68%          17.78% (3/28/96)
-------------------------------------------------------------------------------------
KB Shares(2)                                   -2.99%          19.03% (3/28/96)
-------------------------------------------------------------------------------------
BKB Shares(3)                                  -2.99%          18.93% (3/28/96)
-------------------------------------------------------------------------------------
Russell 2000 Index                             -3.02%           9.73% (since 3/31/96)
-------------------------------------------------------------------------------------

(1) The performance of BKB Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of BKB Shares of the Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of BKB Shares of the Fund has been restated to include the effect of the applicable contingent deferred sales charge on Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.

[SIDENOTE]
BEST QUARTER
53.66%
for the quarter ending
December 31,
1999

WORST QUARTER
-22.74%
for the quarter ending
September 30,
1998

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.



GALAXY EQUITY FUNDS                                                           27

GALAXY GROWTH FUND II

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            MAXIMUM SALES CHARGE (LOAD)        MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                     ON PURCHASES SHOWN         SHOWN AS A % OF THE OFFERING PRICE
                                           AS A % OF THE OFFERING PRICE            OR SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------------
Retail A Shares                                                 5.75%(1)                                    None(2)
-------------------------------------------------------------------------------------------------------------------
Retail B Shares                                                    None                                    5.00%(3)
-------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                           DISTRIBUTION                        TOTAL FUND
                                         MANAGEMENT         AND SERVICE           OTHER         OPERATING
                                               FEES        (12b-1) FEES        EXPENSES          EXPENSES
---------------------------------------------------------------------------------------------------------
Retail A Shares                             0.75%(4)               None           0.60%           1.35%(4)
---------------------------------------------------------------------------------------------------------
Retail B Shares                             0.75%(4)            0.95%(4)          0.55%           2.25%(4)
---------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.64%. The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.70%. Total Fund operating expenses after these waivers are expected to be 1.24% for Retail A Shares and 1.89% for Retail B Shares. These fee waivers may be revised or discontinued at any time.



28                                                           GALAXY EQUITY FUNDS

GALAXY GROWTH FUND II

EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                      1 YEAR      3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                         $705         $978      $1,272      $2,105
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                      $728       $1,003      $1,405      $2,150
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                      $728       $1,103      $1,505      $2,358
-----------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:



Retail B Shares(1)                                      $228         $703      $1,205      $2,150
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                      $228         $703      $1,205      $2,358
-----------------------------------------------------------------------------------------------------


(1)  Retail B Shares purchased prior to January 1, 2001.


(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGERS


The Fund's portfolio managers are Theodore E. Ober and Eugene D. Takach. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Ober, who has over 11 years of experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager with the Adviser and its affiliated organizations since 1987. Mr. Takach, who has over 30 years of experience in investment management, research analysis and securities trading, has been a portfolio manager with the Adviser and its affiliated organizations since 1971. Mr. Ober and Mr. Takach have co-managed the Fund (including the Predecessor Fund) since it began operations.



GALAXY EQUITY FUNDS                                                           29

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Sub-Adviser's investment process begins with fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of the company. For example, the Sub-Adviser considers how interest rates and currency impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which is the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.


The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or alternative investments provide potentially more attractive returns.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the

[SIDENOTE]
SUB-ADVISER

The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

DERIVATIVES

A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


30                                                           GALAXY EQUITY FUNDS

GALAXY INTERNATIONAL EQUITY FUND

Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year, thereby giving some indication of the risk of investing in the Fund. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992        -2.29%
1993        31.62%
1994        -2.54%
1995        11.04%
1996        10.03%
1997        13.59%
1998        21.24%
1999        41.10%
2000       -20.26%

[SIDENOTE]
BEST QUARTER
24.36%
for the quarter ending
December 31,
1999

WORST QUARTER
-14.61%
for the quarter ending
December 31,
1998


GALAXY EQUITY FUNDS                                                           31

GALAXY INTERNATIONAL EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

                                                                               SINCE
                                              1 YEAR         5 YEARS       INCEPTION
-----------------------------------------------------------------------------------------------------
Retail A Shares(1)                           -24.84%           9.95%           9.36% (12/30/91)
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                           -24.35%             --            8.17% (11/1/98)
-----------------------------------------------------------------------------------------------------
Retail B Shares(3)                           -24.35%             --            7.77% (11/1/98)
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index                              -14.17%           7.13%           7.82% (since 12/31/91)
                                                                               8.39% (since 10/31/98)
-----------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge on Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge on Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. "See "How sales charges work - Retail B Shares" on page 51.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                       MAXIMUM SALES CHARGE (LOAD)            MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                ON PURCHASES SHOWN              SHOWN AS A % OF THE OFFERING PRICE
                                      AS A % OF THE OFFERING PRICE                OR SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------------
Retail A Shares                                            5.75%(1)                                         None(2)
------------------------------------------------------------------------------------------------------------------
Retail B Shares                                               None                                         5.00%(3)
------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                          DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT         AND SERVICE          OTHER        OPERATING
                                              FEES        (12b-1) FEES       EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------------
Retail A Shares                            0.87%(4)               None          0.70%          1.57%(4)
------------------------------------------------------------------------------------------------------
Retail B Shares                            0.87%(4)            0.95%(5)         0.82%          2.64%(4)
------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.62%. Total Fund operating expenses after this waiver are expected to be 1.32% for Retail A Shares and 2.39% for Retail B Shares. These fee waivers may be revised or discontinued at any time.


(5) The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

[SIDENOTE]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia and the Far East.


32                                                           GALAXY EQUITY FUNDS

GALAXY INTERNATIONAL EQUITY FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                      1 YEAR      3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                         $726       $1,042      $1,381      $2,335
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                      $767       $1,120      $1,600      $2,474
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                      $767       $1,220      $1,700      $2,714
-----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares(1)                                      $267         $820      $1,400      $2,474
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                      $267         $820      $1,400      $2,714
-----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

PORTFOLIO MANAGERS

The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January of 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August of 1996.


GALAXY EQUITY FUNDS                                                           33

GALAXY PAN ASIA FUND


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in the common stocks of companies located in or whose principal activities are in Asia and the Pacific Basin. These countries may include Hong Kong, India, Indonesia, Japan, Malaysia, the People's Republic of China, the Philippines, Republic of Korea, Singapore, Taiwan and Thailand. In determining where a company's principal activities are located, the Adviser will consider its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund emphasizes investments in the developed countries of the region (i.e., Hong Kong, Japan, and Singapore), however, it may also invest in companies located in emerging markets. The Fund will invest mainly in large and medium-sized companies, although it may invest in companies of any size.


The Sub-Adviser determines how much to invest in each country by looking at factors such as prospects for economic growth, expected inflation levels, government policies and the range of available investment opportunities. The Sub-Adviser uses a rigorous bottom-up approach, recognizing that individual companies can do well, even in an industry or economy that is not performing well. The Sub-Adviser emphasizes intensive research and stockpicking as the means to identify under-valued stocks in the Asian markets. The investment process is based on a disciplined and systematic approach to identifying under-priced securities. Fundamental parameters that are value and/or growth oriented are used to screen the stock universe to identify companies that are likely to outperform. Regular company visits are an intrinsic part of the process. Top-down macro analysis, i.e., the process of looking at economic and political trends in the region and than selecting countries and industries that should benefit from those trends, and market valuation are used to support asset allocation decisions. Quantitative tools are used to help identify and manage exposure to different risk factors.


The Fund will sell a security if, as a result of changes in the economy of a particular country or the Asian and Pacific Basin region in general, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.


THE MAIN RISKS OF INVESTING IN THE FUND


Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

[SIDENOTE]

SUB-ADVISER


The Adviser has appointed UOB Global Capital LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.


- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The


34                                                           GALAXY EQUITY FUNDS

GALAXY PAN ASIA FUND

     governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.


- REGIONAL RISK - Because the Fund invests primarily in the stocks of companies located in Asia and the Pacific Basin, the Fund is particularly susceptible to events in that region. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified.


- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country, and currently intends to invest at least 50% of its assets in securities of companies located in Japan. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country. In particular, you should know that the Japanese economy faces several concerns, including: a financial system with a significant amount of nonperforming loans; high debt on corporate balance sheets; a structurally changing labor market, under which the traditional concept of lifetime employment is at odds with the increasing need for labor mobility; and changing corporate governance models. Japan is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.


- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.


- SMALL COMPANIES RISK - Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.


- DERIVATIVES - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments or to seek to increase total return. There's no guarantee the use of derivatives for hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. To the extent that a derivative is not used as a hedge, losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

RISK LEVEL


On a risk spectrum ranking funds from conservative to aggressive, the Galaxy Pan Asia Fund is considered to have an aggressive level of risk. This ranking is based on the assessment by the Fund's investment adviser of the potential risk of the Fund relative to the other equity funds offered by Galaxy, but this can change over time. It should not be used to compare the Fund with other mutual funds or other types of investments. Consult your financial professional to help you decide if the Fund is right for you.


DERIVATIVES


A derivative is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.



GALAXY EQUITY FUNDS                                                           35

GALAXY PAN ASIA FUND

HOW THE FUND HAS PERFORMED


No performance information is presented for Retail A Shares and Retail B Shares of the Fund because they had less than one full calendar year of performance history as of December 31, 2000.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                              MAXIMUM SALES CHARGE             MAXIMUM DEFERRED SALES CHARGE
                                               (LOAD) ON PURCHASES                (LOAD) SHOWN AS A % OF THE
                                               SHOWN AS A % OF THE             OFFERING PRICE OR SALE PRICE,
                                                    OFFERING PRICE                         WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                            5.75%(1)                                   None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                               None                                   5.00%(3)
-------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                         DISTRIBUTION                          TOTAL FUND
                                        MANAGEMENT        AND SERVICE            OTHER          OPERATING
                                              FEES       (12b-1) FEES         EXPENSES           EXPENSES
----------------------------------------------------------------------------------------------------------
Retail A Shares                              1.20%            0.25%(4)       6.86%(5)(6)          8.31%(6)
----------------------------------------------------------------------------------------------------------
Retail B Shares                              1.20%            1.00%(7)       6.02%(5)(6)          8.22%(6)
----------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Fund - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Fund - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six year. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 0.30% of the Fund's average net assets attributable to Retail A Shares but will limit such fees to no more than 0.25% during the current fiscal year.


(5)  Other expenses are based on estimated amounts for the current fiscal year.


(6) The Adviser and the Fund's transfer agent have agreed to waive fees and reimburse expenses so that Total Fund operating expenses do not exceed 1.95% and 2.67% for Retail A Shares and Retail B Shares, respectively. These waivers and reimbursements may be revised or discontinued at any time.


(7) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 1.00% during the current fiscal year.



36                                                           GALAXY EQUITY FUNDS

GALAXY PAN ASIA FUND

EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                         $1,345       $2,810     $4,180        $7,226
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                      $1,309       $2,649     $3,992        $7,034
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                      $1,309       $2,749     $4,092        $7,023
-----------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:



Retail B Shares(1)                                        $809        $2,349     $3,792        $7,034
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $809        $2,349     $3,792        $7,023
-----------------------------------------------------------------------------------------------------


(1)  Retail B Shares purchased prior to January 1, 2001.


(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER


The Fund's portfolio manager is Janet Liem, who joined UOB Overseas Bank Group
(UOB) in 1993 and who has been a portfolio manager with the Sub-Adviser since April 2000. Under the supervision of Daniel Chan, a member of the Sub-Adviser's Investment Committee, she is primarily responsible for the day-to-day management of the Fund's investment portfolio.


Ms. Liem, who also serves as Director and Head of Research of UOB Asset Management Ltd. (UOBAM), has over 15 years of investment experience. Prior to joining UOB, she held various research positions with global financial institutions. She holds a BBA from the National University of Singapore and an MBA from the University of New South Wales.


Mr. Chan has over 20 years investment experience. He currently serves as Chief Investment Officer and Managing Director of UOBAM. He has been with UOB since 1982 and the Sub-Adviser since its inception in 1998. He is responsible for all aspects of the investment process. He is also the current Chairperson of the Investment Management Association of Singapore. Prior to joining UOB, he was a Vice President at Sun Hung Kai Securities in Singapore. He holds a BBA from the National University of Singapore.



GALAXY EQUITY FUNDS                                                           37

GALAXY SMALL CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


38                                                           GALAXY EQUITY FUNDS

GALAXY SMALL CAP VALUE FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for the periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

[CHART]

1994         0.32%
1995        31.49%
1996        26.74%
1997        31.23%
1998        -5.66%
1999        10.45%
2000        16.61%

[SIDENOTE]
BEST QUARTER
18.67%
for the quarter ending
September 30,
1997

WORST QUARTER
-15.93%
for the quarter ending
September 30,
1998


GALAXY EQUITY FUNDS                                                           39

GALAXY SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                                SINCE
                                              1 YEAR         5 YEARS        INCEPTION
------------------------------------------------------------------------------------------------------
Retail A Shares(1)                             9.88%          13.76%          14.01% (2/12/93)
------------------------------------------------------------------------------------------------------
Retail B Shares(2)                            10.68%             --           13.85% (11/1/98)
------------------------------------------------------------------------------------------------------
Retail B Shares(3)                            10.68%             --           13.47% (11/1/98)
------------------------------------------------------------------------------------------------------
Russell 2000 Index                            -3.02%          10.31%          11.51% (since 1/31/93)
                                                                              13.44% (since 10/31/98)
------------------------------------------------------------------------------------------------------
S&P 600                                       11.80%          13.57%          13.40% (since 1/31/93)
                                                                              17.27% (since 10/31/98)
------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES CHARGE
                                                  (LOAD) ON PURCHASES             (LOAD) SHOWN AS A % OF THE
                                                  SHOWN AS A % OF THE          OFFERING PRICE OR SALE PRICE,
                                                       OFFERING PRICE                      WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                               5.75%(1)                                None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                                  None                                5.00%(3)
-------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                         DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT        AND SERVICE          OTHER        OPERATING
                                              FEES       (12b-1) FEES       EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%               None          0.80%            1.55%
------------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%            0.95%(4)         0.71%          2.41%(4)
------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1 % (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year. Affiliates of the Adviser are waiving a portion of such fees so that they are expected to be 0.81%. Total Fund operating expenses after this waiver are expected to be 2.27% in Retail B Shares. This waiver may be revised or discontinued at any time.

[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

[SIDENOTE]

The Standard & Poor's SmallCap 600 Composite Index (S&P 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 600 is heavily weighted with the stocks of companies with small market capitalizations.



40                                                           GALAXY EQUITY FUNDS

GALAXY SMALL CAP VALUE FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                           $724       $1,036     $1,371        $2,314
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $744       $1,051     $1,485        $2,337
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $744       $1,151     $1,585        $2,533
-----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares(1)                                        $244         $751     $1,285        $2,337
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $244         $751     $1,285        $2,533
-----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.

PORTFOLIO MANAGER

The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including the Predecessor Fund, since it began operations in 1992.


GALAXY EQUITY FUNDS                                                           41

GALAXY SMALL COMPANY EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


42                                                           GALAXY EQUITY FUNDS

GALAXY SMALL COMPANY EQUITY FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year, thereby giving some indication of the risk of investing in the Fund. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992         1.20%
1993        22.75%
1994        -0.06%
1995        38.80%
1996        20.84%
1997        14.17%
1998       -10.94%
1999        38.93%
2000        -5.49%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                                SINCE
                                              1 YEAR         5 YEARS        INCEPTION
-----------------------------------------------------------------------------------------------------
Retail A Shares(1)                           -10.92%           8.74%          11.30% (12/30/91)
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                           -10.00%              --           8.84% (3/4/96)
-----------------------------------------------------------------------------------------------------
Retail B Shares(3)                           -10.00%              --           8.55% (3/4/96)
-----------------------------------------------------------------------------------------------------
Russell 2000 Index                            -3.02%          10.31%          12.56% (since 12/31/91)
                                                                              10.01% (since 2/29/96)
-----------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 51.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 51.


[SIDENOTE]
BEST QUARTER
44.08%
for the quarter ending
December 31,
1999

WORST QUARTER
-24.02%
for the quarter ending
September 30,
1998

[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.



GALAXY EQUITY FUNDS                                                           43

GALAXY SMALL COMPANY EQUITY FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES CHARGE
                                                 (LOAD) ON PURCHASES              (LOAD) SHOWN AS A % OF THE
                                                 SHOWN AS A % OF THE           OFFERING PRICE OR SALE PRICE,
                                                      OFFERING PRICE                       WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                              5.75%(1)                                 None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                 5.00%(3)
-------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                         DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT        AND SERVICE          OTHER        OPERATING
                                              FEES       (12b-1) FEES       EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%              None           0.69%            1.44%
-----------------------------------------------------------------------------------------------------
Retail B Shares                              0.75%           0.95%(4)          0.55%            2.25%
-----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1 % (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.



44                                                           GALAXY EQUITY FUNDS

GALAXY SMALL COMPANY EQUITY FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

     -    you invest $10,000 for the periods shown

     -    you reinvest all dividends and distributions in the Fund

     -    you sell all your shares at the end of the periods shown

     -    your investment has a 5% return each year

     - if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

     - if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

     -    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                           $713       $1,004     $1,317        $2,200
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $728       $1,003     $1,405        $2,194
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $728       $1,103     $1,505        $2,381
-----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares(1)                                        $228         $703     $1,205        $2,194
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $228         $703     $1,205        $2,381
-----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser since 1996. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.


GALAXY EQUITY FUNDS                                                           45

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity and Pan Asia Funds, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.



46                                                         GALAXY EQUITY FUNDS

INVESTOR GUIDELINES

The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial professional to help you decide which Fund is right for you.


---------------------------------------------------------------------------------------------------------------------------------
RISK SPECTRUM   FUND                    PRIMARY  INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
                Asset Allocation          -    Common stocks and fixed income securities of domestic companies
                -----------------------------------------------------------------------------------------------------------------
CONSERVATIVE    Equity Income             -    Common stocks of domestic companies selected primarily for their income potential
                -----------------------------------------------------------------------------------------------------------------
                Growth and Income         -    Common stocks of companies selected for their growth and income potential
                -----------------------------------------------------------------------------------------------------------------
                Strategic Equity          -    Equity securities of large and medium sized growth companies that exhibit above-average return potential relative to their market price
                -----------------------------------------------------------------------------------------------------------------
MODERATE        Equity Value              -    Common stocks of large and medium sized companies believed to be undervalued
                -----------------------------------------------------------------------------------------------------------------
                Equity Growth             -    Equity securities of growth-oriented companies
                -----------------------------------------------------------------------------------------------------------------
                Growth II                 -    Equity securities of growth-oriented companies
                -----------------------------------------------------------------------------------------------------------------
                International Equity      -    Equity securities of foreign companies
                -----------------------------------------------------------------------------------------------------------------
                Pan Asia                  -    Common stocks of companies located in Asia and the Pacific Basin
                -----------------------------------------------------------------------------------------------------------------
AGGRESSIVE      Small Cap Value           -    Common stocks of smaller companies believed to be undervalued
                -----------------------------------------------------------------------------------------------------------------
                Small Company Equity      -    Common stocks of smaller growth-oriented companies
---------------------------------------------------------------------------------------------------------------------------------


GALAXY EQUITY FUNDS                                                         47

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to the Predecessor Fund to the Growth Fund II. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.


MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


                                  MANAGEMENT FEE
FUND                AS A % OF AVERAGE NET ASSETS
---------------------------------------------------
Asset Allocation Fund                     0.75%
 ...................................................
Equity Income Fund                        0.75%
 ...................................................
Growth and Income Fund                    0.75%
 ...................................................
Strategic Equity Fund                     0.55%
 ...................................................
Equity Value Fund                         0.75%
 ...................................................
Equity Growth Fund                        0.75%
 ...................................................
Growth Fund II                            0.64%
 ...................................................
International Equity Fund                 0.62%
 ...................................................
Pan Asia Fund                             1.20%
 ...................................................
Small Cap Value Fund                      0.75%
 ...................................................
Small Company Equity Fund                 0.75%
 ...................................................


During the fiscal year ended May 31, 2000, the Predecessor Fund to Growth Fund II paid management fees to Fleet National Bank at the annual rate of 0.74%.


SUB-ADVISERS

The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC ("Oechsle") as sub-adviser. Oechsle determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with Oechsle as to the Fund's investment program, approves the list of foreign countries recommended by Oechsle for investment and manages the Fund's daily cash position. Oechsle's fees are paid by the Adviser.


Oechsle has its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2000, Oechsle had discretionary management authority over approximately $17.7 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in Oechsle.


The Adviser has delegated some of its advisory responsibilities with respect to the Pan Asia Fund to UOB Global Capital LLC ("UOBGC") as sub-adviser. UOBGC determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on Asian investment and economic developments. The Adviser assists and consults with UOBGC as to the Fund's investment program, reviews sector and country allocations as determined by UOBGC for investment and manages the Fund's daily cash position. UOBGC's fees are paid by the Adviser.



48                                                         GALAXY EQUITY FUNDS

UOBGC is located at 592 Fifth Avenue, Suite 602, New York, New York 10036. UOBGC has entered into an arrangement with its affiliate, UOB Asset Management Ltd. (UOBAM), pursuant to which UOBAM has agreed to provide appropriate resources, including investment, operations and compliance personnel, to UOBGC. UOBAM is located at UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624. At December 31, 2000, together with its affiliates, UOBGC had discretionary managment authority over approximately $2.2 billion in assets.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser and sub-advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a sub-adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and sub-advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.



GALAXY EQUITY FUNDS                                                         49

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.


                              TOTAL SALES CHARGE
---------------------------------------------------
                             AS A % OF    AS A % OF
AMOUNT OF           THE OFFERING PRICE         YOUR
YOUR INVESTMENT              PER SHARE   INVESTMENT
---------------------------------------------------
Less than $50,000        5.75%           6.01%
 .................................................
$50,000 but less
than $100,000            4.50%           4.71%
 .................................................
$100,000 but less
than $250,000            3.50%           3.63%
 .................................................
$250,000 but less
than $500,000            2.50%           2.56%
 .................................................
$500,000 but less
than $1,000,000          2.00%           2.04%
 .................................................
$1,000,000 and over      0.00%(1)        0.00%(1)
 .................................................


(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 60.

Galaxy's distributor may, from time to time, implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

- You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

- You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.


[SIDENOTE]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

[SIDENOTE]
SALES CHARGE WAIVERS

Ask your financial adviser or Galaxy's distributor, or consult the SAI for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).



50                                                         GALAXY EQUITY FUNDS

RETAIL B SHARES

If you bought Retail B Shares of a Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:


IF YOU SELL YOUR SHARES          YOU'LL PAY A CDSC OF
-----------------------------------------------------
during the first year                    5.00%
 .....................................................
during the second year                   4.00%
 .....................................................
during the third year                    3.00%
 .....................................................
during the fourth year                   3.00%
 .....................................................
during the fifth year                    2.00%
 .....................................................
during the sixth year                    1.00%
 .....................................................
after the sixth year                     None
 .....................................................


If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:


IF YOU SELL YOUR SHARES         YOU'LL PAY A CDSC OF
-----------------------------------------------------
during the first year                    5.00%
 .....................................................
during the second year                   4.00%
 .....................................................
during the third year                    4.00%
 .....................................................
during the fourth year                   4.00%
 .....................................................
during the fifth year                    3.00%
 .....................................................
during the sixth year                    2.00%
 .....................................................
during the seventh year                  1.00%
 .....................................................
after the seventh year                    None
 .....................................................


For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds (other than the Pan Asia Fund) can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.30% in shareholder service fees with respect to Retail A Shares during the current fiscal year. Retail A Shares of the Pan Asia Fund can pay distribution (12b-1) fees at an annual rate of up to 0.30% of the Fund's Retail A Share assets. The Fund does not intend to pay more than 0.25% in distribution fees with respect to Retail A Shares during the current fiscal year.


Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.95% (1.00% with respect to Retail B Shares of the Pan Asia Fund) in distribution and shareholder service (12b-1) fees during the current fiscal year.


Galaxy has adopted separate plans under Rule 12b-1 that allow Galaxy to pay fees from Retail A Share assets of the Pan Asia Fund for selling and distributing Retail A



GALAXY EQUITY FUNDS                                                         51

Shares of the Fund and from the Retail B Share assets of each Fund for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES

If you bought Retail B Shares of a Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after your purchase. If you buy Retail B Shares of a Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase.

CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.


BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined, after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair

[SIDENOTE]
MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is:

- $2,500 for regular accounts

- $500 for retirement plan accounts, such as IRA, SEP and Keogh Plan accounts

- $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


52                                                         GALAXY EQUITY FUNDS
value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A financial adviser who places orders on your behalf may charge you a separate fee for their services.


If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.


You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:


Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
 (Account number)
 (Account registration)


Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.



GALAXY EQUITY FUNDS                                                         53

DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

HOW TO SELL SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.


If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.


You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

- The name of the Fund

[SIDENOTE]
DISCOUNT PLANS

You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


54                                                         GALAXY EQUITY FUNDS

- The number of shares or the dollar amount you want to sell

- Your account number

- Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or other financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.


The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:

- ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

- send your request in writing to:

  The Galaxy Fund
  P.O. Box 6520
  Providence, RI 02940-6520


Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


[SIDENOTE]
SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

- you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

- you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

GALAXY EQUITY FUNDS                                                         55

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.


56                                                         GALAXY EQUITY FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions


Each Fund, except the Galaxy International Equity Fund and Galaxy Pan Asia Fund, pays any dividends from net investment income each quarter. The Galaxy International Equity Fund and Galaxy Pan Asia Fund pay any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally
- but not always - consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

It is expected that each of the Galaxy International Equity Fund and Galaxy Pan Asia Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Fund may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.



GALAXY EQUITY FUNDS                                                         57

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


58                                                         GALAXY EQUITY FUNDS

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.

- Simplified Employee Pension Plans (SEPs).

- Keogh money purchase and profit sharing plans.

- Salary reduction retirement plans set up by employers for their employees, which are qualified under Section 401(k) and 403(b) of the Internal Revenue Code.

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).

OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


GALAXY EQUITY FUNDS                                                         59

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.


60                                                         GALAXY EQUITY FUNDS

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER


Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call 1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy Funds through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at:
www.galaxyfunds.com

[SIDENOTE]
HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.


GALAXY EQUITY FUNDS                                                         61

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. Growth Fund II began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Growth Fund II.



The information in the financial highlights tables for the fiscal years or periods ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors. With respect to the Predecessor Fund, the information for the fiscal years ended May 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Fund's former auditors, PricewaterhouseCoopers LLP, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.


GALAXY ASSET ALLOCATION FUND
(For a share outstanding throughout each period)

                                                                    YEARS ENDED OCTOBER 31,
                                ------------------------------------------------------------------------------------------------
                                        2000                1999               1998               1997               1996
                                --------------------  -----------------  -----------------  -----------------  -----------------
                                RETAIL A    RETAIL B  RETAIL A  RETAIL B RETAIL A  RETAIL B RETAIL A  RETAIL B RETAIL A  RETAIL B
                                 SHARES      SHARES    SHARES    SHARES   SHARES    SHARES   SHARES    SHARES   SHARES   SHARES(1)
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
Net asset value,
beginning of period               $17.74      $17.70    $16.95   $16.92    $16.46   $16.43    $14.52   $14.51    $12.82   $13.59
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income(2)         0.37(6)     0.24(6)   0.37     0.25      0.38     0.29      0.40     0.29      0.30     0.13
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
   Net realized and unrealized
   gain (loss) on investments       1.36        1.36      1.21     1.21      1.72     1.71      2.43     2.42      1.83     0.91
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
Total from investment
operations                          1.73        1.60      1.58     1.46      2.10     2.00      2.83     2.71      2.13     1.04

LESS DIVIDENDS:
   Dividends from net
   investment income               (0.37)      (0.25)    (0.36)   (0.25)    (0.40)   (0.30)    (0.38)   (0.28)    (0.30)   (0.12)
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
   Dividends from net
   realized capital gains          (0.31)      (0.31)    (0.43)   (0.43)    (1.21)   (1.21)    (0.51)   (0.51)    (0.13)   --
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
Total dividends                    (0.68)      (0.56)    (0.79)   (0.68)    (1.61)   (1.51)    (0.89)   (0.79)    (0.43)   (0.12)

Net increase (decrease)
in net asset value                  1.05        1.04      0.79     0.78      0.49     0.49      1.94     1.92      1.70     0.92
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
Net asset value, end of period    $18.79      $18.74    $17.74   $17.70    $16.95   $16.92    $16.46   $16.43    $14.52   $14.51
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
Total return(5)                     9.98%       9.20%     9.53%    8.76%    13.85%   13.14%    20.23%   19.34%    16.92%  7.71%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (000's)               $371,590    $105,980  $389,077  $91,199  $323,498  $57,876  $177,239  $30,688  $116,852   $3,557
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   including
   reimbursement/waiver             2.01%       1.31%     2.11%    1.43%     2.43%    1.77%     2.66%    1.95%     2.29%  1.73%(3)
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
   Operating expenses includ-
   ing reimbursement/waiver         1.29%       1.99%     1.32%    2.00%     1.33%    1.99%     1.37%    2.10%     1.42%  1.95%(3)
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
   Operating expenses exclud-
   ing reimbursement/waiver         1.29%       1.99%     1.32%    2.00%     1.33%    1.99%     1.37%    2.19%     1.42%  2.15%(3)
------------------------------  --------    --------  --------  -------  --------  -------  --------  -------  --------  -------
Portfolio turnover rate               59%         59%      135%     135%      108%     108%       58%      58%       48%    48%


62                                                         GALAXY EQUITY FUNDS

(1) The Fund began issuing Retail B Shares on March 4, 1996.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.37(6), $0.37, $0.38, $0.40 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail
    B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $0.24(6), $0.25, $0.29, $0.28 and
    $0.12, respectively.


(3) Annualized.


(4) Not Annualized.

(5) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(6) The selected per share data was calculated using the weighted average shares outstanding method for the period.


GALAXY EQUITY FUNDS                                                         63

GALAXY EQUITY INCOME FUND
(For a share outstanding throughout each period)

                                                                        YEARS ENDED OCTOBER 31,
                                           ---------------------------------------------------------------------------------
                                              2000        2000        1999       1999        1998       1997         1996
                                            --------    --------    --------    --------    --------    --------    --------
                                            RETAIL A    RETAIL B    RETAIL A    RETAIL B    RETAIL A    RETAIL A    RETAIL A
                                             SHARES      SHARES      SHARES     SHARES(1)    SHARES      SHARES      SHARES
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
Net asset value, beginning of period          $19.50      $19.25      $19.67      $19.48      $18.82      $16.91      $14.98
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                     0.164      0.034       0.19        0.11        0.25        0.30        0.30
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
   Net realized and unrealized gain
   on investments                               1.22        1.21        1.69        1.62        2.43        3.35        2.47
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
Total from investment operations                1.38        1.24        1.88        1.73        2.68        3.65        2.77

LESS DIVIDENDS:
   Dividends from net investment income        (0.16)      (0.04)      (0.20)      (0.11)      (0.25)      (0.30)      (0.30)
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
   Dividends from net realized capital gains   (2.95)      (2.95)      (1.85)      (1.85)      (1.58)      (1.44)      (0.54)
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
Total dividends                                (3.11)      (2.99)      (2.05)      (1.96)      (1.83)      (1.74)      (0.84)

Net increase (decrease) in net asset value     (1.73)      (1.75)      (0.17)      (0.23)       0.85        1.91        1.93
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
Net asset value, end of period                $17.77      $17.50      $19.50      $19.25      $19.67      $18.82      $16.91
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
Total return(3)                                 8.45%       7.71%      10.14%       9.38%      15.23%      23.28%      19.01%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $188,847      $3,969    $213,041      $3,213    $207,850    $169,276    $126,952
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                         0.91%       0.19%       0.97%       0.33%       1.30%       1.70%       1.86%
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
   Operating expenses including
   reimbursement/waiver                         1.33%       2.04%       1.33%       1.97%       1.34%       1.39%       1.40%
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
   Operating expenses excluding
   reimbursement/waiver                         1.33%       2.08%       1.33%       2.23%       1.34%       1.41%       1.40%
------------------------------------------  --------    --------    --------    --------    --------    --------    --------
Portfolio turnover rate                           51%         51%         38%         38%         46%         37%         45%

(1) The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.164, $0.19, $0.25, $0.30 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 was $0.034 and $0.08, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


64                                                         GALAXY EQUITY FUNDS

GALAXY GROWTH AND INCOME FUND
(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                               --------------------------------------------------------------------------------------------------
                                      2000                1999               1998               1997               1996(1)
                               ------------------  -----------------   ------------------  ------------------  ------------------
                               RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL B
                                SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES   SHARES(1)
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
Net asset value,
beginning of period              $15.98    $15.90    $14.87   $14.83     $16.24   $16.23     $13.78    $13.77    $12.35    $12.97
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income(3)        0.02     (0.10)     0.088   (0.04)(8)   0.12     --(7)      0.18      0.10      0.21      0.07
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
   Net realized gain on
   investments                     1.33      1.34      2.02     2.02       1.32     1.31       3.67      3.65      2.16      0.81
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
Total from investment
operations                         1.35      1.24      2.10     1.98       1.44     1.31       3.85      3.75      2.37      0.88

LESS DIVIDENDS:
   Dividends from net
   investment income              (0.05)      --      (0.08)     --       (0.13)   (0.03)     (0.20)    (0.10)    (0.21)    (0.08)
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
   Dividends in excess of
   net investment income             --(7)    --        --       --         --        --         --        --        --        --
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
   Dividends from net
   realized gains                 (0.91)    (0.91)    (0.91)   (0.91)     (2.68)   (2.68)     (1.19)    (1.19)    (0.73)       --
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
Total dividends                   (0.96)    (0.91)    (0.99)   (0.91)     (2.81)   (2.71)     (1.39)    (1.29)    (0.94)    (0.08)

   Net increase (decrease)
   in net asset value              0.39      0.33      1.11     1.07      (1.37)   (1.40)      2.46      2.46      1.43      0.80
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
Net asset value,
end of period                    $16.37    $16.23    $15.98   $15.90     $14.87   $14.83     $16.24    $16.23    $13.78    $13.77
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
Total return(4)                    9.06%     8.35%    14.56%   13.72%      9.93%    9.09%     30.10%    29.11%    20.25%   6.83%(6)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (000's)              $217,423   $61,857  $232,110  $62,366   $214,110  $53,216   $141,884   $35,178   $77,776    $4,562
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
RATIOS TO AVERAGE
NET ASSETS:
   Net investment income
   including
   reimbursement/waiver            0.16%    (0.60)%    0.53%     (0.22)%     0.75%    0.01%    1.18%     0.31%     1.65%  0.79%(5)
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
   Operating expenses includ-
   ing reimbursement/waiver        1.28%     2.04%     1.28%      2.03%      1.28%    2.02%    1.27%     2.05%     1.34%  1.96%(5)
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
   Operating expenses exclud-
   ing reimbursement/waiver        1.37%     2.04%     1.38%      2.04%      1.35%    2.02%    1.45%     2.28%     1.45%  2.11%(5)
------------------------------ --------  --------  --------  -------   --------  -------   --------  --------  --------  --------
Portfolio turnover rate              42%       42%       20%        20%        38%      38%      93%       93%       59%    59%

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.

(2) The Fund began issuing Retail B Shares on March 4, 1996.

(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.01, $0.07, $0.10, $0.18 and $0.19, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $(0.10), $(0.04), $0.00, $0.08 and $0.05, respectively.

(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(5) Annualized.


(6) Not annualized.


(7) Net investment income per share and dividends in excess of net investment income were less than $0.005.

(8) The selected per share data was calculated using the weighted average shares outstanding method for the period.


GALAXY EQUITY FUNDS                                                         65

GALAXY STRATEGIC EQUITY FUND
(For a share outstanding throughout each period)

                                                                              YEARS ENDED OCTOBER 31,
                                                        --------------------------------------------------------------------
                                                                2000                    1999                    1998(1)
                                                        --------------------    --------------------    --------------------
                                                        RETAIL A    RETAIL B    RETAIL A    RETAIL B    RETAIL A    RETAIL B
                                                         SHARES      SHARES      SHARES      SHARES      SHARES      SHARES
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
Net asset value, beginning of period                       $9.89       $9.84       $9.62       $9.61      $10.00      $10.00
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                          0.04       (0.04)       0.047      (0.02)(7)      --(3)    (0.02)
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
   Net realized and unrealized (loss) on investments        1.75        1.75        0.27        0.26       (0.38)      (0.37)
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
Total from investment operations                            1.79        1.71        0.31        0.24       (0.38)      (0.39)

LESS DIVIDENDS:
   Dividends from net investment income                    (0.04)        --(3)     (0.03)         --          --          --
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
   Dividends from net realized capital gains               (1.18)        --        (0.01)      (0.01)         --          --
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
Total dividends                                            (1.22)      (1.18)      (0.04)      (0.01)         --          --

Net (decrease) in net asset value                           0.57        0.53        0.27        0.23       (0.38)      (0.39)
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
Net asset value, end of period                            $10.46      $10.37       $9.89       $9.84       $9.62       $9.61
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
Total return(4)                                            21.09%      20.33%       3.25%       2.50%      (3.75)%(6)  (4.76)%(6)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                      $8,505      $1,555      $8,229      $1,348      $4,051        $583
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                     0.40%     (0.35)%      0.41%      (0.24)        0.06%(5)   (0.55)%(5)
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
   Operating expenses including
   reimbursement/waiver                                     1.20%      1.95%       1.19%       1.84%        1.40%(5)    2.01%(5)
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
   Operating expenses excluding
   reimbursement/waiver                                     1.60%      2.35%       1.63%       2.40%        2.41%(5)    3.05%(5)
-----------------------------------------------------   --------    --------    --------    --------    --------    --------
Portfolio turnover rate                                       81%        81%         79%         79%          30%(6)      30%(6)


(1) The Fund commenced operations on March 4, 1998.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 was $0.00, $0.00 and $0.00, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 was $(0.08), $(0.08) and $(0.06), respectively.


(3) Net investment income per share and dividends from net investment income are less than $0.005.


(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.


(5) Annualized.


(6) Not annualized.


(7) The selected per share data was calculated using the weighted average shares outstanding method for the year.



66                                                         GALAXY EQUITY FUNDS

GALAXY EQUITY VALUE FUND

(For a share outstanding throughout each period)



                                                        YEARS ENDED OCTOBER 31,
                                 -------------------------------------------------------------------
                                         2000                    1999                  1998
                                 --------------------    --------------------   --------------------
                                 RETAIL A    RETAIL B    RETAIL A    RETAIL B   RETAIL A    RETAIL B
                                  SHARES      SHARES      SHARES      SHARES     SHARES      SHARES
----------------------------     --------    --------    --------    --------   --------    --------
Net asset value,
beginning of period                $18.28      $18.08      $16.50     $16.44     $18.21     $18.24
----------------------------     --------     -------    --------    --------  --------    -------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income
   (loss)(2)                        (0.02)      (0.15)      (0.03)     (0.15)      0.03      (0.08)
----------------------------     --------     -------    --------    --------  --------    -------
   Net realized and unrealized
   gain on investments               1.25        1.25        2.42       2.40       1.50       1.48
----------------------------     --------     -------    --------    --------  --------    -------
Total from investment
operations                           1.23        1.10        2.39       2.25       1.53       1.40

LESS DIVIDENDS:
   Dividends from net
   investment income                (0.01)          -           -          -      (0.04)         -
----------------------------     --------     -------    --------    --------  --------    -------
   Dividends in excess of net
   interest income                      -(6)        -           -          -          -          -
----------------------------     --------     -------    --------    --------  --------    -------
   Dividends from net
   realized capital gains           (2.45)      (2.45)      (0.61)     (0.61)     (3.20)     (3.20)
----------------------------     --------     -------    --------    --------  --------    -------
Total dividends                     (2.46)      (2.45)      (0.61)     (0.61)     (3.24)     (3.20)

Net increase (decrease)
in net asset value                  (1.23)      (1.35)       1.78       1.64      (1.71)     (1.80)
----------------------------     --------     -------    --------    --------  --------    -------
Net asset value, end of period     $17.05      $16.73      $18.28     $18.08     $16.50     $16.44
----------------------------     --------     -------    --------    --------  --------    -------
Total return(3)                      7.83%       7.12%      14.63%     13.81%      9.88%      9.07%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (000's)                $226,836     $30,555    $258,332    $30,988   $234,730    $23,103
----------------------------     --------     -------    --------    --------  --------    -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   including
   reimbursement/waiver             (0.10)%     (0.83)%     (0.16)%    (0.87)%     0.15%     (0.54)%
----------------------------     --------     -------    --------    --------  --------    -------
   Operating expenses
   including
   reimbursement/waiver              1.36%       2.09%       1.37%      2.08%      1.37%      2.06%
----------------------------     --------     -------    --------    --------  --------    -------
   Operating expenses
   excluding
   reimbursement/waiver              1.36%       2.12%       1.37%      2.08%      1.37%      2.06%
----------------------------     --------     -------    --------    --------  --------    -------
Portfolio turnover rate                72%         72%         75%        75%        82%        82%

                                            YEARS ENDED OCTOBER 31,
                                  ------------------------------------------
                                           1997                 1996
                                  --------------------  --------------------
                                  RETAIL A    RETAIL B  RETAIL A    RETAIL B
                                   SHARES      SHARES    SHARES     SHARES(1)
----------------------------      --------    --------  --------    --------
Net asset value,
beginning of period                $15.96     $15.99     $14.33     $14.74
----------------------------     --------    -------   --------     ------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income
   (loss)(2)                         0.11          -       0.14       0.04
----------------------------     --------    -------   --------     ------
   Net realized and unrealized
   gain on investments               4.16       4.17       2.74       1.25
----------------------------     --------    -------   --------     ------
Total from investment
operations                           4.27       4.17       2.88       1.29

LESS DIVIDENDS:
   Dividends from net
   investment income                (0.12)     (0.02)     (0.14)     (0.04)
----------------------------     --------    -------   --------     ------
   Dividends in excess of net
   interest income                      -          -          -          -
----------------------------     --------    -------   --------     ------
   Dividends from net
   realized capital gains           (1.90)     (1.90)     (1.11)         -
----------------------------     --------    -------   --------     ------
Total dividends                     (2.02)     (1.92)     (1.25)     (0.04)

Net increase (decrease)
in net asset value                   2.25       2.25       1.63       1.25
----------------------------     --------    -------   --------     ------
Net asset value, end of period     $18.21     $18.24     $15.96     $15.99
----------------------------     --------    -------   --------     ------
Total return(3)                     29.48%     28.60%     21.49%      8.80%(5)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (000's)                $182,641    $14,958   $131,998     $1,916
----------------------------     --------    -------   --------     ------
RATIOS TO AVERAGE NET ASSETS:

   Net investment income
   including
   reimbursement/waiver              0.63%     (0.13)%     1.00%      0.43%(4)
----------------------------     --------    -------   --------     ------
   Operating expenses
   including
   reimbursement/waiver              1.38%      2.07%      1.45%      1.94%(4)
----------------------------     --------    -------   --------     ------
   Operating expenses
   excluding
   reimbursement/waiver              1.38%      2.38%      1.45%      2.24%(4)
----------------------------     --------    -------   --------     ------
Portfolio turnover rate               111%       111%       116%       116%

(1) The Fund began issuing Retail B Shares on March 4, 1996.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $(0.02), $(0.03), $0.03, $0.11 and $0.14,
    respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $(0.15), $(0.15), $(0.08), $(0.03) and $0.01, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) Annualized.

(5) Not annualized.

(6) Dividends in excess of net investment income per share were less than $0.005.


                               GALAXY EQUITY FUNDS                   67

GALAXY EQUITY GROWTH FUND
(For a share outstanding throughout each period)



                                                   YEARS ENDED OCTOBER 31,
                              ------------------------------------------------------------
                                    2000                   1999                 1998
                              -------------------   ------------------  ------------------
                              RETAIL A   RETAIL B   RETAIL A  RETAIL B  RETAIL A  RETAIL B
                               SHARES     SHARES     SHARES    SHARES    SHARES    SHARES
---------------------------   --------   --------   --------  --------  --------  --------
Net asset value,
beginning of period            $28.99     $28.27     $24.47    $24.07    $25.14    $24.91
---------------------------  --------   --------   --------   -------  --------   -------
INCOME FROM INVESTMENT
OPERATIONS:

   Net investment
   income (loss)(2)             (0.10)(4)  (0.35)(4)  (0.06)    (0.20)     0.01     (0.16)(4)
---------------------------  --------   --------   --------   -------  --------   -------
   Net realized and
   unrealized gain on
   investments                   5.14       5.02       6.48      6.30      3.19      3.16
---------------------------  --------   --------   --------   -------  --------   -------
Total from investment
operations                       5.04       4.67       6.42      6.10      3.20      3.00

LESS DIVIDENDS:
   Dividends from net
   investment income                -          -          -         -     (0.03)        -
---------------------------  --------   --------   --------   -------  --------   -------
   Dividends in excess of
   net investment income            -          -          -         -         -(5)      -(5)
---------------------------  --------   --------   --------   -------  --------   -------
   Dividends from net
   realized capital gains       (1.72)     (1.72)     (1.90)    (1.90)    (3.84)    (3.84)
---------------------------  --------   --------   --------   -------  --------   -------
Total dividends                 (1.72)     (1.72)     (1.90)    (1.90)    (3.87)    (3.84)

Net increase (decrease)
in net asset value               3.32       2.95       4.52      4.20     (0.67)    (0.84)
---------------------------  --------   --------   --------   -------  --------   -------
Net asset value,
end of period                  $32.31     $31.22     $28.99    $28.27    $24.47    $24.07
---------------------------  --------   --------   --------   -------  --------   -------
Total return(3)                 18.18%     17.29%     27.55%    26.63%    14.73%    13.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (000's)            $580,417   $130,347   $443,639   $71,525  $312,951   $34,693
---------------------------  --------   --------   --------   -------  --------   -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   including
   reimbursement/waiver         (0.33)%    (1.11)%    (0.25)%   (0.96)%    0.02%    (0.68)%
---------------------------  --------   --------   --------   -------  --------   -------
   Operating expenses
   including
   reimbursement/waiver          1.28%       2.07%      1.34%     2.05%    1.34%     2.04%
---------------------------  --------   --------   --------   -------  --------   -------
   Operating expenses
   excluding
   reimbursement/waiver          1.28%       2.09%      1.34%     2.08%    1.34%     2.04%
---------------------------  --------   --------   --------   -------  --------   -------
Portfolio turnover rate            54%         54%        53%       53%      60%       60%

                                      YEARS ENDED OCTOBER 31,
                              --------------------------------------
                                   1997                1996
                              ----------------- ------------------
                              RETAIL A RETAIL B RETAIL A  RETAIL B
                               SHARES   SHARES   SHARES   SHARES(1)
--------------------------    -------- -------- --------  ---------
Net asset value,
beginning of period           $20.37   $20.26     $17.29  $18.77
--------------------------  --------  -------   --------  ------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment
   income (loss)(2)             0.07    (0.09)(4)   0.10   (0.01)
--------------------------  --------  -------   --------  ------
   Net realized and
   unrealized gain on
   investments                  6.05     6.02       3.39    1.50
--------------------------  --------  -------   --------  ------
Total from investment
operations                      6.12     5.93       3.49    1.49

LESS DIVIDENDS:
   Dividends from net
   investment income           (0.07)       -      (0.11)      -
--------------------------  --------  -------   --------  ------
   Dividends in excess of
   net investment income           -        -          -       -
--------------------------  --------  -------   --------  ------
   Dividends from net
   realized capital gains      (1.28)   (1.28)     (0.30)      -
--------------------------  --------  -------   --------  ------
Total dividends                (1.35)   (1.28)     (0.41)      -

Net increase (decrease)
in net asset value              4.77     4.65       3.08    1.49
--------------------------  --------  -------   --------  ------
Net asset value,
end of period                 $25.14   $24.91     $20.37  $20.26
--------------------------  --------  -------   --------  ------
Total return(3)                31.61%   30.78%     20.51%   7.95%(7)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (000's)           $226,330  $20,363   $160,800  $3,995
--------------------------  --------  -------   --------  ------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   including
   reimbursement/waiver         0.30%   (0.40)%     0.50%  (0.16)%(6)
--------------------------  --------  -------   --------  ------
   Operating expenses
   including
   reimbursement/waiver         1.37%    2.07%      1.40%   1.92%(6)
--------------------------  --------  -------   --------  ------
   Operating expenses
   excluding
   reimbursement/waiver         1.37%    2.30%      1.40%   2.29%(6)
--------------------------  --------  -------   --------  ------
Portfolio turnover rate           66%      66%        36%     36%

(1) The Fund began issuing Retail B Shares on March 4, 1996.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was ($0.10)(4), $(0.06), $0.01, $0.07 and
    $0.10, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $(0.35)(4), $(0.21), $(0.16)(4), $(0.14)(4) and $(0.03),
    respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(5) Dividends in excess of net investment income per share were less than $0.005.

(6) Annualized.

(7) Not annualized.


68                            GALAXY EQUITY FUNDS

GALAXY GROWTH FUND II*
(For a share outstanding throughout each period)



                                                                             PERIOD JUNE 26, 2000 TO OCTOBER 31, 2000(1)
                                                                             --------------------------------------------
                                                                              RETAIL A SHARES             RETAIL B SHARES
-------------------------------------------------------------------------    ----------------             ---------------
Net asset value, beginning of period                                                  $13.47                    $13.47
-------------------------------------------------------------------------             ------                    ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                                            (0.04)(3)                 (0.03)(3)
-------------------------------------------------------------------------             ------                    ------
   Net realized and unrealized gain (loss) on investments                               1.25                      1.24
-------------------------------------------------------------------------             ------                    ------
Total from investment operations                                                        1.21                      1.21

LESS DIVIDENDS:
   Dividends from net investment income                                                    -                         -
-------------------------------------------------------------------------             ------                    ------
   Dividends from net realized capital gains                                               -                         -
-------------------------------------------------------------------------             ------                    ------
Total dividends                                                                            -                         -

Net increase (decrease) in net asset value                                              1.21                      1.21
-------------------------------------------------------------------------             ------                    ------
Net asset value, end of period                                                        $14.68                    $14.68
-------------------------------------------------------------------------             ------                    ------
Total return                                                                            8.91%(5)                  8.76%(5)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                                  $1,638                      $688
-------------------------------------------------------------------------             ------                    ------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                                (0.65)%(4)                (1.29)%(4)
-------------------------------------------------------------------------             ------                    ------
   Operating expenses including reimbursement/waiver                                    1.23%(4)                  1.87%(4)
-------------------------------------------------------------------------             ------                    ------
   Operating expenses excluding reimbursement/waiver                                    1.35%(4)                  2.25%(4)
-------------------------------------------------------------------------             ------                    ------
Portfolio turnover rate                                                                   28%(5)                    28%(5)

* The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares.

(1) The Fund began offering Retail A and Retail B Shares on June 26,
    2000.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and or Administrator for Retail A Shares for the period ended October 31, 2000 was $(0.04)(3). Net investment (loss) before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the period ended October 31, 2000 was $(0.03)(3).

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Annualized.

(5) Not annualized.


                               GALAXY EQUITY FUNDS                   69

GALAXY INTERNATIONAL EQUITY FUND
(For a share outstanding throughout each period)



                                                                         YEARS ENDED OCTOBER 31,
                                               ------------------------------------------------------------------------------
                                                2000        2000        1999       1999        1998        1997         1996
                                               --------    --------   --------    ---------   --------    --------   --------
                                               RETAIL A    RETAIL B   RETAIL A    RETAIL B    RETAIL A    RETAIL A   RETAIL A
                                                SHARES      SHARES     SHARES     SHARES(1)    SHARES      SHARES     SHARES
-----------------------------------------      --------    --------   --------    ---------   --------    --------   --------
Net asset value, beginning of period            $20.86      $20.80     $16.75      $16.85      $15.18      $13.94     $12.92
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                          0.41(3)     0.22(3)    0.01(3)    (0.09)(3)    0.07        0.01       0.11
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
Net realized and unrealized gain
(loss) on investments                            (0.59)      (0.55)      4.72        4.74        1.93        2.09       1.27
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
Total from investment operations                 (0.18)      (0.33)      4.73        4.65        2.00        2.10       1.38

LESS DIVIDENDS:
   Dividends from net investment income          (0.05)          -      (0.05)      (0.13)      (0.07)      (0.18)     (0.12)
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
   Dividends from net realized capital gains     (1.19)      (1.19)     (0.57)      (0.57)      (0.36)      (0.68)     (0.24)
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
Total dividends                                  (1.24)      (1.19)     (0.62)      (0.70)      (0.43)      (0.86)     (0.36)

Net increase (decrease) in net asset value       (1.42)      (1.52)      4.11        3.95        1.57        1.24       1.02
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
Net asset value, end of period                  $19.44      $19.28     $20.86      $20.80      $16.75      $15.18     $13.94
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
Total return(4)                                  (1.49)%     (2.22)%    29.04%      28.41%      13.64%      15.88%     10.86%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $120,351      $8,297    $89,327      $2,189     $66,541     $56,592    $35,144
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                           1.83%       1.02%      0.03%      (0.45)%      0.39%       0.03%      0.78%
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
   Operating expenses including
   reimbursement/waiver                           1.32%       2.14%      1.48%       1.96%       1.48%       1.60%      1.70%
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
   Operating expenses excluding
   reimbursement/waiver                           1.57%       2.64%      1.73%       2.70%       1.73%       1.85%      1.98%
-----------------------------------------     --------      ------    -------      ------     -------     -------    -------
Portfolio turnover rate                             50%         50%        45%         45%         49%         45%       146%

(1) The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.35(3), $(0.04), $0.03, $(0.01) and
    $0.07, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 was $0.11(3) and $(0.25), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.


70                       GALAXY EQUITY FUNDS

GALAXY PAN ASIA FUND
(For a share outstanding throughout each period)



                                                                              PERIOD ENDED
                                                                               OCTOBER 31,
                                                                                  2000(1)
                                                                     ----------------------------------
                                                                      RETAIL                    RETAIL
                                                                     A SHARES                  B SHARES
-------------------------------------------------------              --------                  --------
Net asset value, beginning of period                                  $10.00                    $10.00
-------------------------------------------------------               ------                    ------
   Net investment income(2)                                             0.02(3)                   0.01(3)
-------------------------------------------------------               ------                    ------
   Net realized and unrealized (loss) on investments                   (0.58)                    (0.58)
-------------------------------------------------------               ------                    ------
Total from investment operations                                       (0.56)                    (0.57)

Net (decrease) in net asset value                                      (0.56)                    (0.57)
-------------------------------------------------------               ------                    ------
Net asset value, end of period                                         $9.44                     $9.43
-------------------------------------------------------               ------                    ------
Total return(4)                                                        (5.60)%(6)                (5.80)%(6)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                    $201                       $20
-------------------------------------------------------               ------                    ------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                 1.23%(5)                  0.52%(5)
-------------------------------------------------------               ------                    ------
   Operating expenses including reimbursement/waiver                    1.95%(5)                  2.67%(5)
-------------------------------------------------------               ------                    ------
   Operating expenses excluding reimbursement/waiver                    8.31%(5)                  8.22%(5)
-------------------------------------------------------               ------                    ------
Portfolio turnover rate                                                   32%(5)                    32%(5)

(1) The Fund began offering Retail A Shares and Retail B Shares on September 1, 2000.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the year ended October 31, 2000 was $(0.08). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the year ended October 31, 2000 was $(0.05).

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(5) Annualized.

(6) Not annualized.


                                 GALAXY EQUITY FUNDS                  71

GALAXY SMALL CAP VALUE FUND
(For a share outstanding throughout each period)




                                                                            YEARS ENDED OCTOBER 31,
                                                     -----------------------------------------------------------
                                                          2000                        1999                1998
                                                     --------------------   -----------------------     --------
                                                     RETAIL A    RETAIL B    RETAIL A      RETAIL B     RETAIL A
                                                      SHARES      SHARES      SHARES        SHARES2      SHARES
---------------------------------------              --------    --------    --------      --------     --------
Net asset value, beginning of period                   $12.98     $12.96       $13.53       $13.59       $18.29
---------------------------------------               -------     ------       -------       ------      -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(3)                       0.01(5)   (0.10)(5)     0.02        (0.04)        0.08
---------------------------------------               -------     ------       -------       ------      -------
   Net realized gain (loss) on investments               2.63       2.63         0.73         0.68        (2.08)
---------------------------------------               -------     ------       -------       ------      -------
Total from investment operations                         2.64       2.53         0.75         0.64        (2.00)

LESS DIVIDENDS:
   Dividends from net investment income                 (0.01)         -        (0.03)           -        (0.08)
---------------------------------------               -------     ------       -------       ------      -------
   Dividends in excess of net investment income             -          -            -            -            -
---------------------------------------               -------     ------       -------       ------      -------
   Dividends from net realized gains                    (1.36)     (1.36)       (1.27)       (1.27)       (2.68)
---------------------------------------               -------     ------       -------       ------      -------
   Total dividends                                      (1.37)     (1.36)       (1.30)       (1.27)       (2.76)
---------------------------------------               -------     ------       -------       ------      -------
Net increase (decrease) in net asset value               1.27       1.17        (0.55)       (0.63)       (4.76)
---------------------------------------               -------     ------       -------       ------      -------
Net asset value, end of period                         $14.25     $14.13        $12.98       $12.96       $13.53
---------------------------------------               -------     ------       -------       ------      -------
Total return(4)                                         21.96%     21.06%         5.68%        4.80%      (12.52)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                  $87,457     $2,838       $80,870       $1,637      $87,781
---------------------------------------               -------     ------       -------       ------      -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                  0.08%     (0.71)%        0.13%       (0.66)%       0.38%
---------------------------------------               -------     ------       -------       ------      -------
   Operating expenses including
   reimbursement/waiver                                  1.44%      2.23%         1.31%        2.10%        1.31%
---------------------------------------               -------     ------       -------       ------      -------
   Operating expenses excluding
   reimbursement/waiver                                  1.55%      2.41%         1.59%        2.88%        1.45%
---------------------------------------               -------     ------       -------       ------      -------
Portfolio turnover rate                                    43%        43%           42%          42%          33%


                                                           YEARS ENDED
                                                            OCTOBER 31,
                                                        -------------------
                                                          1997     1996(1)
                                                        --------   --------
                                                        RETAIL A   RETAIL A
                                                         SHARES     SHARES
---------------------------------------                 --------   --------
Net asset value, beginning of period                     $14.75     $12.68
---------------------------------------                 -------    -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(3)                        (0.04)(5)   0.01
---------------------------------------                 -------    -------
   Net realized gain (loss) on investments                 5.72       2.95
---------------------------------------                 -------    -------
Total from investment operations                           5.68       2.96
---------------------------------------                 -------    -------
LESS DIVIDENDS:
   Dividends from net investment income                       -      (0.02)
---------------------------------------                 -------    -------
   Dividends in excess of net investment income               -          -
---------------------------------------                 -------    -------
   Dividends from net realized gains                      (2.14)     (0.87)
---------------------------------------                 -------    -------
   Total dividends                                        (2.14)     (0.89)
---------------------------------------                 -------    -------
Net increase (decrease) in net asset value                 3.54       2.07
---------------------------------------                 -------    -------
Net asset value, end of period                           $18.29     $14.75
---------------------------------------                 -------    -------
Total return(4)                                           43.58%     24.77%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000's)                    $63,658    $34,402
---------------------------------------                 -------    -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                   (0.25)%     0.08%
---------------------------------------                 -------    -------
   Operating expenses including
   reimbursement/waiver                                    1.30%      1.40%
---------------------------------------                 -------    -------
   Operating expenses excluding
    reimbursement/waiver                                   1.52%      1.55%
---------------------------------------                 -------    -------
Portfolio turnover rate                                      52%        39%

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.

(2) The Fund began issuing Retail B Shares on November 1, 1998.

(3) Net investment income (loss) per share before reimbursement/waiver of fees by the Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was 0.00(5), $(0.02), $0.05, $(0.02)(5), and $0.01,
    respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 was (0.12)(5), and $(0.09).

(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(5) The selected per share data was calculated using the weighted average shares outstanding method for the year.

72                        GALAXY EQUITY FUNDS

GALAXY SMALL COMPANY EQUITY FUND

(For a share outstanding throughout each period)



                                                   YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------------------
                                      2000                 1999               1998
                                 ------------------  ------------------  ------------------
                                 RETAIL A  RETAIL B  RETAIL A  RETAIL B  RETAIL A  RETAIL B
                                  SHARES    SHARES     SHARES   SHARES    SHARES   SHARES
---------------------------      --------  --------  --------  --------  --------  ---------
Net asset value,
beginning of period               $15.66    $15.31     $13.63   $13.39    $20.94    $20.73
---------------------------     --------   -------    -------  -------   -------   -------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment
   income (loss)(2)                (0.22)    (0.37)     (0.23)   (0.34)    (0.19)    (0.30)
---------------------------     --------   -------    -------  -------   -------   -------
   Net realized and unrealized
   gain(loss) on investments        6.31      6.16       2.26     2.26     (4.86)    (4.78)
---------------------------     --------   -------    -------  -------   -------   -------
Total from investment
operations                          6.09      5.79       2.03     1.92     (5.05)    (5.08)

LESS DIVIDENDS:
   Dividends from net realized
   capital gains                       -         -          -        -     (2.26)    (2.26)
---------------------------     --------   -------    -------  -------   -------   -------
Total dividends                        -         -          -        -     (2.26)    (2.26)

Net increase (decrease) in
net asset value                     6.09      5.79       2.03     1.92     (7.31)    (7.34)
---------------------------     --------   -------    -------  -------   -------   -------
Net asset value, end of period    $21.75    $21.10     $15.66   $15.31    $13.63    $13.39
---------------------------     --------   -------    -------  -------   -------   -------
Total return(4)                    38.89%    37.82%     14.89%   14.34%   (26.26)%  (26.72)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
   end of period (000's)        $125,427   $18,936    $87,921  $12,212   $95,831   $12,565
---------------------------     --------   -------    -------  -------   -------   -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/waiver            (0.99)%   (1.79)%    (1.41)%  (2.04)%   (1.13)%   (1.78)%
---------------------------     --------   -------    -------  -------   -------   -------
   Operating expenses
   including reimbursement/
   waiver                           1.44%     2.24%      1.53%    2.16%     1.46%     2.11%
---------------------------     --------   -------    -------  -------   -------   -------
   Operating expenses
   excluding reimbursement/
   waiver                           1.44%     2.25%      1.54%    2.32%     1.47%     2.16%
---------------------------     --------   -------    -------  -------   -------   -------
Portfolio turnover rate               91%       91%       105%     105%       78%       78%

                                       YEARS ENDED OCTOBER 31,
                               --------------------------------------
                                      1997                1996
                               ------------------  ------------------
                               RETAIL A  RETAIL B  RETAIL A  RETAIL B
                                SHARES   SHARES     SHARES   SHARES(1)
---------------------------    --------  --------  --------  ---------
Net asset value,
beginning of period             $19.96   $19.91     $16.28   $17.27
---------------------------   --------  -------   --------   ------
INCOME FROM INVESTMENT
OPERATIONS:

   Net investment
   income (loss)(2)              (0.18)   (0.21)     (0.14)   (0.19)(3)
---------------------------   --------  -------   --------   ------
   Net realized and unrealized
   gain(loss) on investments      3.54     3.41       3.99     2.83
---------------------------   --------  -------   --------   ------
Total from investment
operations                        3.36     3.20       3.85     2.64

LESS DIVIDENDS:
   Dividends from net realized
   capital gains                 (2.38)   (2.38)     (0.17)       -
---------------------------   --------  -------   --------   ------
Total dividends                  (2.38)   (2.38)     (0.17)       -

Net increase (decrease) in
net asset value                   0.98     0.82       3.68     2.64
---------------------------   --------  -------   --------   ------
Net asset value, end of period  $20.94   $20.73     $19.96   $19.91
---------------------------   --------  -------   --------   ------
Total return(4)                  19.08%   18.23%     23.97%   15.34%(6)

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
   end of period (000's)      $135,593  $14,731   $111,101   $3,659
---------------------------   --------  -------   --------   ------
RATIOS TO AVERAGE NET ASSETS:

   Net investment
   income including
   reimbursement/waiver          (1.02)%  (1.76)%    (1.03)%  (1.50)%(5)
---------------------------   --------  -------   --------   ------
   Operating expenses
   including reimbursement/
   waiver                         1.46%    2.20%      1.57%    2.04%(5)
---------------------------   --------  -------   --------   ------
   Operating expenses
   excluding reimbursement/
   waiver                         1.48%    2.44%      1.57%    2.44%(5)
---------------------------   --------  -------   --------   ------
Portfolio turnover rate             69%      69%        82%      82%

(1) The Fund began issuing Retail B Shares on March 4, 1996.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $(0.22), $(0.23), $(0.19), $(0.18) and $(0.14)
    respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $(0.38), $(0.37), $(0.30), $(0.24) and $(0.24)(3),
    respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(5) Annualized.

(6) Not annualized.

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to SEC's e-mail address at publicinfo@sec.gov.




Galaxy's Investment Company Act File No. is 811-4636.


PROGALEZ (3/1/01)

[GRAPHIC]

GALAXY EQUITY FUNDS

THE GALAXY FUND

PROSPECTUS


February 28, 2001


GALAXY ASSET ALLOCATION FUND

GALAXY EQUITY INCOME FUND

GALAXY GROWTH AND INCOME FUND

GALAXY STRATEGIC EQUITY FUND

GALAXY EQUITY VALUE FUND

GALAXY EQUITY GROWTH FUND


GALAXY GROWTH FUND II


GALAXY INTERNATIONAL EQUITY FUND


GALAXY PAN ASIA FUND


GALAXY SMALL CAP VALUE FUND

GALAXY SMALL COMPANY EQUITY FUND

TRUST SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                                             [GALAXY FUNDS LOGO]

         CONTENTS

1    RISK/RETURN SUMMARY

1    Introduction

2    Galaxy Asset Allocation Fund

6    Galaxy Equity Income Fund

9    Galaxy Growth and Income Fund

12   Galaxy Strategic Equity Fund

15   Galaxy Equity Value Fund

18   Galaxy Equity Growth Fund

21   Galaxy Growth Fund II

25   Galaxy International Equity Fund

29   Galaxy Pan Asia Fund

33   Galaxy Small Cap Value Fund

37   Galaxy Small Company Equity Fund

40   Additional information about risk

41   Investor guidelines

42   FUND MANAGEMENT

44   HOW TO INVEST IN THE FUNDS

44   Buying and selling shares

44     HOW TO BUY SHARES

45     HOW TO SELL SHARES

45     OTHER TRANSACTION POLICIES

46   DIVIDENDS, DISTRIBUTIONS AND TAXES

48   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.


Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 41, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.


THE FUNDS' INVESTMENT ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


-------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY EQUITY FUNDS                                                           1

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. The Adviser interprets this to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than that. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances, the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

[SIDENOTE]
CURRENT INCOME

Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

2                                                           GALAXY EQUITY FUNDS

GALAXY ASSET ALLOCATION FUND

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK -- The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.

- CREDIT RISK -- The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK -- Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION -- The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

- SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING -- Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

GALAXY EQUITY FUNDS                                                           3

GALAXY ASSET ALLOCATION FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

           1992         6.58%
           1993         8.08%
           1994        -2.29%
           1995        30.54%
           1996        15.36%
           1997        19.86%
           1998        17.89%
           1999         7.41%
           2000         2.08%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.




                                                       SINCE
                            1 YEAR        5 YEARS      INCEPTION
-------------------------------------------------------------------------------
TRUST SHARES                 2.08%         12.32%      11.32% (12/30/91)
-------------------------------------------------------------------------------
S&P 500                     -9.10%         18.33%      16.08% (since 12/31/91)
-------------------------------------------------------------------------------
DJIA                        -4.69%         18.21%      17.19% (since 12/31/91)
-------------------------------------------------------------------------------


[SIDENOTE]
BEST QUARTER 11.74% for the quarter ending December 31, 1998
WORST QUARTER 4.59% for the quarter ending December 31, 2000

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]
The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

4                                                           GALAXY EQUITY FUNDS

GALAXY ASSET ALLOCATION FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                     TOTAL FUND
                    MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                          FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Trust Shares             0.75%             None           0.34%           1.09%
-------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Trust Shares                         $111         $347       $601        $1,329
-------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGERS

The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

GALAXY EQUITY FUNDS                                                           5

GALAXY EQUITY INCOME FUND


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks current income and capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

6                                                           GALAXY EQUITY FUNDS

GALAXY EQUITY INCOME FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]


           1991        22.37%
           1992         7.43%
           1993         8.05%
           1994         0.88%
           1995        33.73%
           1996        17.06%
           1997        26.01%
           1998        16.10%
           1999         4.84%
           2000         6.42%


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.



                                                        SINCE
                     1 YEAR     5 YEARS     10 YEARS    INCEPTION
-------------------------------------------------------------------------------
Trust Shares          6.42%      13.83%      13.86%     13.78% (12/14/90)
-------------------------------------------------------------------------------
S&P 500              -9.10%      18.33%      17.44%     17.61% (since 11/30/90)
-------------------------------------------------------------------------------



[SIDENOTE]
BEST QUARTER 13.37% for the quarter ending June 30, 1997
WORST QUARTER -8.31% for the quarter ending September 30, 1998

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

GALAXY EQUITY FUNDS                                                           7

GALAXY EQUITY INCOME FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                     TOTAL FUND
                    MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                          FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Trust Shares             0.75%             None           0.16%           0.91%
-------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Trust Shares                          $93         $290       $504        $1,120
-------------------------------------------------------------------------------

[SIDEBAR]
PORTFOLIO MANAGER

The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations in 1990. He has been with the Adviser and its predecessors since 1970.

8                                                           GALAXY EQUITY FUNDS

GALAXY GROWTH AND INCOME FUND


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]
MARKET CAPITALIZATION

A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

GALAXY EQUITY FUNDS                                                           9

GALAXY GROWTH AND INCOME FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for periods prior to December 4, 1995 are for Trust Shares of the Predecessor Fund.

[CHART]

           1993         9.56%
           1994         5.12%
           1995        29.67%
           1996        20.20%
           1997        29.66%
           1998        15.96%
           1999         7.09%
           2000         3.95%

[SIDENOTE]
BEST QUARTER 20.76% for the quarter ending December 31, 1998
WORST QUARTER -13.49% for the quarter ending September 30, 1998

10                                                          GALAXY EQUITY FUNDS

GALAXY GROWTH AND INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                       SINCE
                                1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------
Trust Shares                     3.95%      15.00%     14.80% 12/14/92)
-------------------------------------------------------------------------------
S&P 500                         -9.10%      18.33%     17.17% (since 11/30/92)
-------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                     TOTAL FUND
                    MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                          FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Trust Shares             0.75%             None           0.25%           1.00%
-------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Trust Shares                         $102         $318       $552        $1,225
-------------------------------------------------------------------------------


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

GALAXY EQUITY FUNDS                                                          11

GALAXY STRATEGIC EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium size companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

[SIDENOTE]
VALUE STOCKS AND GROWTH STOCKS

Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

12                                                          GALAXY EQUITY FUNDS

GALAXY STRATEGIC EQUITY FUND

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

-------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Trust Shares during the last calendar year.

[CHART]

           1999         0.42%
           2000        22.74%

[SIDENOTE]
BEST QUARTER 11.69% for the quarter ending June 30, 1999
WORST QUARTER -13.56% for the quarter ending September 30, 1999

GALAXY EQUITY FUNDS                                                          13

GALAXY STRATEGIC EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                          SINCE
                                              1 YEAR      INCEPTION
-------------------------------------------------------------------------------
Trust Shares                                   22.74%     8.84% (3/4/98)
-------------------------------------------------------------------------------
S&P 500                                        -9.10%     9.86% (since 2/28/98)
-------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                     TOTAL FUND
                    MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                          FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Trust Shares          0.75%(1)             None           0.23%        0.98%(1)
-------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.78%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Trust Shares                         $100         $312       $542        $1,201
-------------------------------------------------------------------------------


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Peter B. Hathaway, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hathaway has been the Fund's portfolio manager since it began operations in March 1998. He has been in the investment management business with the Adviser and its predecessors since 1964 and has been responsible for the Adviser's "Value Driven Growth" investment process since 1991.

14                                                          GALAXY EQUITY FUNDS

GALAXY EQUITY VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]
VALUE STOCKS

Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

GALAXY EQUITY FUNDS                                                          15

GALAXY EQUITY VALUE FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

           1991        23.36%
           1992         8.21%
           1993        14.75%
           1994         3.56%
           1995        28.45%
           1996        21.61%
           1997        28.08%
           1998        24.15%
           1999         7.08%
           2000        -2.90%

[SIDENOTE]
BEST QUARTER 27.21% for the quarter ending December 31, 1998
WORST QUARTER -15.22% for the quarter ending September 30, 1998

16                                                          GALAXY EQUITY FUNDS

GALAXY EQUITY VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                         SINCE
                                       1 YEAR     5 YEARS    10 YEARS    INCEPTION
-----------------------------------------------------------------------------------------------
Trust Shares                           -2.90%      14.99%      15.14%    13.61% (9/1/88)
-----------------------------------------------------------------------------------------------
S&P 500                                -9.10%      18.33%      17.44%    16.87% (since 8/31/88)
-----------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average    8.84%      13.71%      15.14%    13.72% (since 8/31/88)
-----------------------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                     TOTAL FUND
                    MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                          FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Trust Shares             0.75%             None           0.25%           1.00%
-------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Trust Shares                         $102         $318       $552        $1,225
-------------------------------------------------------------------------------


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]
The Lipper Multi-Cap Value Funds Average is an unmanaged index that measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is G. Jay Evans, CFA, a Senior Vice President of the Adviser since 1991. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

GALAXY EQUITY FUNDS                                                          17

GALAXY EQUITY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

[SIDENOTE]
GROWTH STOCKS

Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

18                                                          GALAXY EQUITY FUNDS

GALAXY EQUITY GROWTH FUND

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

-------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

           1991        30.40%
           1992         6.11%
           1993         5.37%
           1994         0.72%
           1995        34.29%
           1996        20.95%
           1997        30.97%
           1998        26.15%
           1999        26.55%
           2000        -1.26%

[SIDENOTE]
BEST QUARTER 24.20% for the quarter ending December 31, 1998
WORST QUARTER -11.64% for the quarter ending September 30, 1998

GALAXY EQUITY FUNDS                                                          19

GALAXY EQUITY GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000 as compared to a broad-based market index.


                                                         SINCE
                      1 YEAR    5 YEARS     10 YEARS    INCEPTION
-------------------------------------------------------------------------------
Trust Shares          -1.26%      20.08%      17.28%    17.22% (12/14/90)
-------------------------------------------------------------------------------
S&P 500               -9.10%      18.33%      17.44%    17.61% (since 11/30/90)
-------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                     TOTAL FUND
                    MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                          FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Trust Shares             0.75%             None           0.16%           0.91%
-------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Trust Shares                          $93         $290       $504        $1,120
-------------------------------------------------------------------------------


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser since 1988. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

20                                                          GALAXY EQUITY FUNDS

GALAXY GROWTH FUND II


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks to provide investors with capital appreciation. Dividend income, if any, is incidental to capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in common stock (including depositary receipts) of U.S. and foreign companies which the Adviser believes have above-average growth potential. The Fund normally invests 80% to 90% or more of its total assets in these securities, although the Fund may invest up to 35% of its total assets in other securities, such as convertible and non-convertible debt securities, preferred stock, warrants and money market instruments.


The Fund principally invests in U.S. companies with market capitalizations of at least $250 million, although the Fund also may invest in companies with smaller capitalizations. The Fund may invest up to 25% of its total assets in the securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.


In selecting securities for the Fund, the Adviser uses a "bottom-up" approach. It looks for companies that it believes are in dynamic high-growth sectors of the world economy and that are thought to have dominant or strong competitive positions within their sectors. The Adviser also looks for companies thought to have quality management and that are expected to have strong earnings growth potential.


The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.


The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND


Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


GALAXY EQUITY FUNDS                                                          21

GALAXY GROWTH FUND II


In addition, the Fund carries the following main risks:


- SMALL COMPANIES RISK - Smaller companies (generally, those with market capitalizations below $1.5 billion) tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.


- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.


- HEDGING - The Fund may engage in foreign currency transactions to hedge against the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


22                                                          GALAXY EQUITY FUNDS

GALAXY GROWTH FUND II


HOW THE FUND HAS PERFORMED


The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund began operations on March 28, 1996 as the Boston 1784 Growth Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. The returns shown below are for the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Trust Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

[CHART]

           1997        13.92%
           1998         1.36%
           1999        70.42%
           2000         0.15%

[SIDENOTE]
BEST QUARTER 53.66% for the quarter ending December 31, 1999
WORST QUARTER -22.74% for the quarter ending September 30, 1998

GALAXY EQUITY FUNDS                                                          23

GALAXY GROWTH FUND II

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                         SINCE
                                                 1 YEAR  INCEPTION
-------------------------------------------------------------------------------
Trust Shares                                    0.15%    19.28% (3/28/96)
-------------------------------------------------------------------------------
Russell 2000 Index                             -3.02%     9.73% (since 3/31/96)
-------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                     TOTAL FUND
                   MANAGEMENT    DISTRIBUTION           OTHER         OPERATING
                        FEES     (12b-1) FEES        EXPENSES          EXPENSES
-------------------------------------------------------------------------------
Trust Shares        0.75%(1)             None           0.24%          0.99%(1)
-------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.64%. Total Fund operating expenses after this waiver are expected to be 0.88%. This fee waiver may be revised or discontinued at any time.


EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown


-    you reinvest all dividends and distributions in the Fund


-    you sell all your shares at the end of the periods shown


-    your investment has a 5% return each year


-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Trust Shares                         $101         $315       $547        $1,213
-------------------------------------------------------------------------------


[SIDENOTE]

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.


[SIDENOTE]

PORTFOLIO MANAGERS


The Fund's portfolio managers are Theodore E. Ober and Eugene D. Takach. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Ober, who has over 11 years of experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager with the Adviser and its affiliated organizations since 1987. Mr. Takach, who has over 30 years of experience in investment management, research analysis and securities trading, has been a portfolio manager with the Adviser and its affiliated organizations since 1971. Mr. Ober and Mr. Takach have co-managed the Predecessor Fund since it began operations.

24                                                          GALAXY EQUITY FUNDS

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.


The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of a company. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.


The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[SIDENOTE]
SUB-ADVISER

The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

GALAXY EQUITY FUNDS                                                          25

GALAXY INTERNATIONAL EQUITY FUND

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]
DERIVATIVES

A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

26                                                          GALAXY EQUITY FUNDS

GALAXY INTERNATIONAL EQUITY FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

           1992        -2.29%
           1993        31.62%
           1994        -2.39%
           1995        11.74%
           1996        10.74%
           1997        14.09%
           1998        21.99%
           1999        41.89%
           2000       -19.91%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000 as compared to a broad-based market index.


                                                        SINCE
                             1 YEAR       5 YEARS       INCEPTION
-------------------------------------------------------------------------------
Trust Shares                -19.91%        11.86%       10.50%(12/30/91)
-------------------------------------------------------------------------------
MSCI EAFE Index             -14.17%         7.13%        7.82% (since 12/31/91)
-------------------------------------------------------------------------------

[SIDENOTE]
BEST QUARTER 24.53% for the quarter ending December 31, 1999
WORST QUARTER -14.53% for the quarter ending September 30, 1998

[SIDENOTE]


The Morgan Stanley Capital International Europe, Australia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.


GALAXY EQUITY FUNDS                                                          27

GALAXY INTERNATIONAL EQUITY FUND



FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                     TOTAL FUND
                  MANAGEMENT      DISTRIBUTION          OTHER         OPERATING
                        FEES      (12b-1) FEES       EXPENSES          EXPENSES
-------------------------------------------------------------------------------
Trust Shares        0.87%(1)             None           0.25%          1.12%(1)
-------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.62%. Total Fund operating expenses after this waiver are expected to be 0.87%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Trust Shares                           $114        $356        $617      $1,363
-------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGERS

The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August 1996.

28                                                          GALAXY EQUITY FUNDS

GALAXY PAN ASIA FUND


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in the common stocks of companies located in or whose principal activities are in Asia and the Pacific Basin. These countries may include Hong Kong, India, Indonesia, Japan, Malaysia, the People's Republic of China, the Philippines, Republic of Korea, Singapore, Taiwan and Thailand. In determining where a company's principal activities are located, the Adviser will consider its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund emphasizes investments in the developed countries of the region (i.e., Hong Kong, Japan, and Singapore), however, it may also invest in companies located in emerging markets. The Fund will invest mainly in large- and medium-sized companies, although it may invest in companies of any size.


The Sub-Adviser determines how much to invest in each country by looking at factors such as prospects for economic growth, expected inflation levels, government policies and the range of available investment opportunities. The Sub-Adviser uses a rigorous bottom-up approach, recognizing that individual companies can do well, even in an industry or economy that is not performing well. The Sub-Adviser emphasizes intensive research and stockpicking as the means to identify undervalued stocks in the Asian markets. The investment process is based on a disciplined and systematic approach to identifying under-priced securities. Fundamental parameters that are value and/or growth oriented are used to screen the stock universe to identify companies that are likely to outperform. Regular company visits are an intrinsic part of the process. Top-down macro analysis, i.e., the process of looking at economic and political trends in the region and then selecting countries and industries that should benefit from those trends, and market valuation are used to support asset allocation decisions. Quantitative tools are used to help identify and manage exposure to different risk factors.


The Fund will sell a security if, as a result of changes in the economy of a particular country or the Asian and Pacific Basin region in general, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.


THE MAIN RISKS OF INVESTING IN THE FUND


Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets


[SIDENOTE]

SUB-ADVISER


The Adviser has appointed UOB Global Capital LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.


GALAXY EQUITY FUNDS                                                          29

GALAXY PAN ASIA FUND


tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund also carries the following main risks:


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.


- REGIONAL RISK - Because the Fund invests primarily in the stocks of companies located in Asia and the Pacific Basin, the Fund is particularly susceptible to events in that region. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified.


- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country, and currently intends to invest at least 50% of its assets in securities of companies located in Japan. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country. In particular, you should know that the Japanese economy faces several concerns, including: a financial system with a significant amount of nonperforming loans; high debt on corporate balance sheets; a structurally changing labor market, under which the traditional concept of lifetime employment is at odds with the increasing need for labor mobility; and changing corporate governance models. Japan is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.


- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.


- SMALL COMPANIES RISK - Small companies tend to have limited resources, product lines and market share. As a result, their share prices


[SIDENOTE]

RISK LEVEL


On a risk spectrum ranking funds from conservative to aggressive, the Galaxy Pan Asia Fund is considered to have an aggressive level of risk. This ranking is based on the assessment by the Fund's investment adviser of the potential risk of the Fund relative to the other equity funds offered by Galaxy, but this can change over time. It should not be used to compare the Fund with other mutual funds or other types of investments. Consult your financial professional to help you decide if the Fund is right for you.


30                                                           GALAXY EQUITY FUNDS

GALAXY PAN ASIA FUND


tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.


- DERIVATIVES - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments or to seek to increase total return. There's no guarantee the use of derivatives for hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. To the extent that a derivative is not used as a hedge, losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The Fund had not commenced operations as of the date of this prospectus and, accordingly, does not have a long-term performance record.

[SIDENOTE]

DERIVATIVES


A derivative is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


GALAXY EQUITY FUNDS                                                           31

GALAXY PAN ASIA FUND


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                     TOTAL FUND
                MANAGEMENT     DISTRIBUTION             OTHER         OPERATING
                      FEES     (12b-1) FEES          EXPENSES          EXPENSES
-------------------------------------------------------------------------------
Trust Shares         1.20%             None        4.77%(1,2)          5.97%(2)
-------------------------------------------------------------------------------


(1)  Other expenses are based on estimated amounts for the current fiscal year.


(2) The Adviser and the Fund's transfer agent have agreed to waive fees and reimburse expenses so that Total Fund operating expenses do not exceed 1.55%. These waivers and reimbursements may be revised or discontinued at any time.


EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown


-    you reinvest all dividends and distributions in the Fund


-    you sell all your shares at the end of the periods shown


-    your investment has a 5% return each year


-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                         1 YEAR    3 YEARS
-------------------------------------------------------------------------------
Trust Shares                                               $594     $1,765
-------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Janet Liem, who joined UOB Overseas Bank Group (UOB) in 1993 and who has been a portfolio manager with the Sub-Adviser since April 2000. Under the supervision of Daniel Chan, a member of the Sub-Adviser's Investment Committee, she is primarily responsible for the day-to-day management of the Fund's investment portfolio.

Ms. Liem, who also serves as Director and Head of Research of UOB Asset Management Ltd. (UOBAM), has over 15 years of investment experience. Prior to joining UOB, she held various research positions with global financial institutions. She holds a BBA from the National University of Singapore and an MBA from the University of New South Wales.

Mr. Chan has over 20 years investment experience. He currently serves as Chief Investment Officer and Managing Director of UOBAM. He has been with UOB since 1982 and the Sub-Adviser since its inception in 1998. He is responsible for all aspects of the investment process. He is also the current Chairperson of the Investment Management Association of Singapore. Prior to joining UOB, he was a Vice President at Sun Hung Kai Securities in Singapore. He holds a BBA from the National University of Singapore.


32                                                          GALAXY EQUITY FUNDS

GALAXY SMALL CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY EQUITY FUNDS                                                          33

GALAXY SMALL CAP VALUE FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for the periods prior to December 4, 1995 are for Trust Shares of the Predecessor Fund.

[CHART]

           1993         7.83%
           1994         0.53%
           1995        31.78%
           1996        27.19%
           1997        31.67%
           1998        -5.22%
           1999        10.82%
           2000        17.17%

[SIDENOTE]
BEST QUARTER 18.80% for the quarter ending September 30, 1997
WORST QUARTER -15.84% for the quarter ending September 30, 1998

34                                                          GALAXY EQUITY FUNDS

GALAXY SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000 as compared to broad-based market indices.


                                                        SINCE
                                 1 YEAR     5 YEARS     INCEPTION
-------------------------------------------------------------------------------
Trust Shares                     17.17%      15.56%     14.90% (12/14/92)
-------------------------------------------------------------------------------
Russell 2000 Index               -3.02%      10.31%     12.19% (since 11/30/92)
-------------------------------------------------------------------------------
S&P 600                          11.80%      13.57%     13.96% (since 11/30/92)
-------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                     TOTAL FUND
                     MANAGEMENT    DISTRIBUTION           OTHER       OPERATING
                          FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Trust Shares             0.75%             None           0.19%           0.94%
-------------------------------------------------------------------------------


[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

[SIDENOTE]

The Standard & Poor's SmallCap 600 Composite Index (S&P 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 600 is heavily weighted with the stocks of companies with small market capitalizations.


GALAXY EQUITY FUNDS                                                          35

GALAXY SMALL CAP VALUE FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Trust Shares                          $96         $300        $520       $1,155
-------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including the Predecessor Fund, since it began operations in 1992.

36                                                          GALAXY EQUITY FUNDS

GALAXY SMALL COMPANY EQUITY FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY EQUITY FUNDS                                                          37

GALAXY SMALL COMPANY EQUITY FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

           1992         1.20%
           1993        22.75%
           1994         0.02%
           1995        39.67%
           1996        21.59%
           1997        14.64%
           1998       -10.66%
           1999        39.63%
           2000        -5.01%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                         SINCE
                                 1 YEAR     5 YEARS      INCEPTION
-------------------------------------------------------------------------------
Trust Shares                     -5.01%      10.56%      12.41% (12/30/91)
-------------------------------------------------------------------------------
Russell 2000 Index               -3.02%      10.31%      12.56% (since 12/31/91)
-------------------------------------------------------------------------------

[SIDENOTE]
BEST QUARTER 44.22% for the quarter ending December 31, 1999
WORST QUARTER -23.91% for the quarter ending September 30, 1998

[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.


38                                                           GALAXY EQUITY FUNDS

GALAXY SMALL COMPANY EQUITY FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you may buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                     TOTAL FUND
                     MANAGEMENT    DISTRIBUTION           OTHER       OPERATING
                           FEES    (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------
Trust Shares             0.75%             None           0.28%           1.03%
-------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS      5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Trust Shares                         $105         $328         $569      $1,259
-------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser since 1996. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

GALAXY EQUITY FUNDS                                                          39

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS


Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity and Pan Asia Funds, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS


This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


40                                                          GALAXY EQUITY FUNDS

INVESTOR GUIDELINES

The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial adviser to help you decide which Fund is right for you.


RISK SPECTRUM     FUND                    PRIMARY  INVESTMENTS
-------------------------------------------------------------------------------
                Asset Allocation          -    Common stocks and fixed income
                                               securities of domestic companies
                ---------------------------------------------------------------
CONSERVATIVE    Equity Income             -    Common stocks of domestic
                                               companies selected primarily for
                                               their income potential
                ---------------------------------------------------------------
                Growth and Income         -    Common stocks of companies
                                               selected for their growth and
                                               income potential
                ---------------------------------------------------------------
                Strategic Equity          -    Equity securities of large and
                                               medium sized growth companies
                                               that exhibit above-average return
                                               potential relative to their
                                               market price
                ---------------------------------------------------------------
                Equity Value              -    Common stocks of large and medium
                                               sized companies believed to be
MODERATE                                       undervalued
                ---------------------------------------------------------------
                Equity Growth             -    Equity securities of growth-
                                               oriented companies
                ---------------------------------------------------------------

                Growth II                 -    Equity securities of growth-
                                               oriented companies

                ---------------------------------------------------------------
                International Equity      -    Equity securities of foreign
                                               companies
                ---------------------------------------------------------------

                Pan Asia                  -    Common stocks of companies
                                               located in Asia and the Pacific
                                               Basin

                ---------------------------------------------------------------
                Small Cap Value           -    Common stocks of smaller
AGGRESSIVE                                     companies believed to be
                                               undervalued
                ---------------------------------------------------------------
                Small Company Equity      -    Common stocks of smaller growth-
                                               oriented companies
-------------------------------------------------------------------------------

GALAXY EQUITY FUNDS                                                          41

FUND MANAGEMENT

ADVISER


The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to the Predecessor Fund to the Growth Fund II. Fleet National Bank is a wholly-owned subsidiary of Fleet Boston Financial Corporation and an affiliate of the Adviser.


MANAGEMENT FEES


The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

                                                                 MANAGEMENT FEE
FUND                                               AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------------
Asset Allocation Fund                                                     0.75%
-------------------------------------------------------------------------------
Equity Income Fund                                                        0.75%
-------------------------------------------------------------------------------
Growth and Income Fund                                                    0.75%
-------------------------------------------------------------------------------
Strategic Equity Fund                                                     0.55%
-------------------------------------------------------------------------------
Equity Value Fund                                                         0.75%
-------------------------------------------------------------------------------
Equity Growth Fund                                                        0.75%
-------------------------------------------------------------------------------
Growth Fund II                                                            0.64%
-------------------------------------------------------------------------------
International Equity Fund                                                 0.62%
-------------------------------------------------------------------------------
Pan Asia Fund                                                             1.20%
-------------------------------------------------------------------------------
Small Cap Value Fund                                                      0.75%
-------------------------------------------------------------------------------
Small Company Equity Fund                                                 0.75%
-------------------------------------------------------------------------------


During the fiscal year ended May 31, 2000, the Predecessor Fund to Growth Fund II paid management fees to Fleet National Bank at the annual rate of 0.74% of average daily net assets.


SUB-ADVISERS


The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC ("Oechsle") as sub-adviser. Oechsle determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with Oechsle as to the Fund's investment program, approves the list of foreign countries recommended by Oechsle for investment and manages the Fund's daily cash position. Oechsle's fees are paid by the Adviser.


Oechsle has its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2000, Oechsle had discretionary management authority over approximately $17.7 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in Oechsle.


The Adviser has delegated some of its advisory responsibilities with respect to the Pan Asia Fund to UOB Global Capital LLC ("UOBGC") as sub-adviser. UOBGC determines which securities will be purchased, retained or sold for


42                                                          GALAXY EQUITY FUNDS
the Fund, places orders for the Fund and provides the Adviser with information on Asian investment and economic developments. The Adviser assists and consults with UOBGC as to the Fund's investment program, reviews sector and country allocations as determined by UOBGC for investment and manages the Fund's daily cash position. UOBGC's fees are paid by the Adviser.


UOBGC is located at 592 Fifth Avenue, Suite 602, New York, New York 10036. UOBGC has entered into an arrangement with its affiliate, UOB Asset Management Ltd. (UOBAM), pursuant to which UOBAM has agreed to provide appropriate resources, including investment, operations and compliance personnel, to UOBGC. UOBAM is located at UOB Plaza 2, 80 Raffles Place, 03-00, Singapore 048624. At December 31, 2000, together with its affiliates, UOBGC had discretionary management authority over approximately $2.2 billion in assets.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES


The Adviser and Sub-Advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.


GALAXY EQUITY FUNDS                                                          43

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation.

-    Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your financial institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and your institution or employer-sponsored plan are open for business.

The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.


Clients, members and employees of Oechsle also may buy Trust Shares of the International Equity Fund and clients, members and employees of UOBGC may buy Trust Shares of the Pan Asia Fund by contacting Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


[SIDENOTE]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

[SIDENOTE]
INVESTMENT MINIMUMS

Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.

44                                                          GALAXY EQUITY FUNDS

HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution or plan administrator if this happens.


Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


Sales proceeds are normally wired to your financial institution or plan administrator on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

GALAXY EQUITY FUNDS                                                          45

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Each Fund, except the Galaxy International Equity Fund and Galaxy Pan Asia Fund, pays any dividends from net investment income each quarter. The Galaxy International Equity Fund and Galaxy Pan Asia Fund pay any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally - but not always - consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemption of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the

46                                                          GALAXY EQUITY FUNDS
hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.


It is expected that each of the Galaxy International Equity Fund and Galaxy Pan Asia Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Fund may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.


STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities, or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY EQUITY FUNDS                                                          47

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The Growth Fund II began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody or other agency relationship with Bank Boston N.A. received Trust Shares of Growth Fund II.



The information in the financial highlights tables for the fiscal years or periods ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors. With respect to the Predecessor Fund, the information for the fiscal years ended May 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Fund's former auditors, PriceWaterhouseCoopers LLP, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.


48                                                          GALAXY EQUITY FUNDS

GALAXY ASSET ALLOCATION FUND
(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                     2000        1999         1998        1997          1996
                                                  ------------------------------------------------------------
                                                                          TRUST SHARES
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, beginning of period                $17.73       $16.96       $16.47      $14.53        $12.83
------------------------------------------------  --------     --------     --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.41(2)      0.40         0.42        0.43          0.33
------------------------------------------------  --------     --------     --------    --------      --------
   Net realized and unrealized gain
   (loss) on investments                              1.36         1.20         1.71        2.42          1.83
------------------------------------------------  --------     --------     --------    --------      --------
Total from investment operations                      1.77         1.60         2.13        2.85          2.16

LESS DIVIDENDS:
   Dividends from net investment income              (0.41)       (0.40)       (0.43)      (0.40)        (0.33)
------------------------------------------------  --------     --------     --------    --------      --------
Dividends from net realized capital gains            (0.31)       (0.43)       (1.21)      (0.51)        (0.13)
------------------------------------------------  --------     --------     --------    --------      --------
Total dividends                                      (0.72)       (0.83)       (1.64)      (0.91)        (0.46)

Net increase (decrease) in net asset value            1.05         0.77         0.49        1.94          1.70
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, end of period                      $18.78       $17.73       $16.96      $16.47        $14.53
================================================  ========     ========     ========    ========      ========
Total return                                         10.21%        9.63%       14.05%      20.42%        17.19%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $290,970     $269,851     $218,666    $171,741      $123,603
------------------------------------------------  --------     --------     --------    --------      --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               2.21%        2.31%        2.63%       2.82%         2.52%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses including
   reimbursement/waiver                               1.09%        1.12%        1.13%       1.21%         1.19%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses excluding
   reimbursement/waiver                               1.09%        1.12%        1.13%       1.22%         1.21%
------------------------------------------------  --------     --------     --------    --------      --------
Portfolio turnover rate                                 59%         135%         108%         58%           48%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.41(2), $0.40, $0.42, $0.43 and $0.33, respectively.


(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.


GALAXY EQUITY FUNDS                                                          49

GALAXY EQUITY INCOME FUND
(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                    2000         1999        1998          1997         1996
                                                  --------     --------     --------    --------      --------
                                                                          TRUST SHARES
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, beginning of period                $19.52       $19.69       $18.84      $16.93        $14.99
------------------------------------------------  --------     --------     --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.23(2)      0.28         0.34        0.38          0.37
------------------------------------------------  --------     --------     --------    --------      --------
   Net realized and unrealized
   gain on investments                                1.22         1.69         2.42        3.35          2.48
------------------------------------------------  --------     --------     --------    --------      --------
Total from investment operations                      1.45         1.97         2.76        3.73          2.85

LESS DIVIDENDS:
   Dividends from net investment income              (0.22)       (0.29)       (0.33)      (0.38)        (0.37)
------------------------------------------------  --------     --------     --------    --------      --------
   Dividends from net realized capital gains         (2.95)       (1.85)       (1.58)      (1.44)        (0.54)
------------------------------------------------  --------     --------     --------    --------      --------
Total dividends                                      (3.17)       (2.14)       (1.91)      (1.82)        (0.91)

Net increase (decrease) in net asset value           (1.72)       (0.17)        0.85        1.91          1.94
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, end of period                      $17.80       $19.52       $19.69      $18.84        $16.93
================================================  ========     ========     ========    ========      ========
Total return                                          8.94%       10.60%       15.67%      23.80%        19.65%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $106,148     $120,179     $127,367    $119,505      $106,094
------------------------------------------------  --------     --------     --------    --------      --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               1.32%        1.39%        1.72%       2.14%         2.32%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses including
   reimbursement/waiver                               0.91%        0.91%        0.92%       0.95%         0.94%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses excluding
   reimbursement/waiver                               0.91%        0.91%        0.92%       0.97%         0.94%
------------------------------------------------  --------     --------     --------    --------      --------
Portfolio turnover rate                                 51%          38%          46%         37%           45%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.23(2), $0.28, $0.34, $0.38 and $0.37, respectively.


(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.


50                                                          GALAXY EQUITY FUNDS

GALAXY GROWTH AND INCOME FUND
(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                    2000         1999        1998          1997         1996(1)
                                                  --------     --------     --------    --------      --------
                                                                          TRUST SHARES
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, beginning of period                $16.02       $14.90       $16.28      $13.80        $12.35
------------------------------------------------  --------     --------     --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                           0.08         0.13(4)      0.15        0.22          0.27
------------------------------------------------  --------     --------     --------    --------      --------
   Net realized and unrealized
   gain on investments                                1.32         2.02         1.31        3.68          2.16
------------------------------------------------  --------     --------     --------    --------      --------
Total from investment operations                      1.40         2.15         1.46        3.90          2.43

LESS DIVIDENDS:
   Dividends from net investment income              (0.08)       (0.12)       (0.16)      (0.23)        (0.25)
------------------------------------------------  --------     --------     --------    --------      --------
   Dividends in excess of net investment income          -(3)         -            -           -             -
------------------------------------------------  --------     --------     --------    --------      --------
   Dividends from net realized capital gains         (0.91)       (0.91)       (2.68)      (1.19)        (0.73)
------------------------------------------------  --------     --------     --------    --------      --------
Total dividends                                      (0.99)       (1.03)       (2.84)      (1.42)        (0.98)

Net increase (decrease) in net asset value            0.41         1.12        (1.38)       2.48          1.45
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, end of period                      $16.43       $16.02       $14.90      $16.28        $13.80
================================================  ========     ========     ========    ========      ========
Total return                                          9.38%       14.85%       10.10%      30.43%        20.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $678,398     $309,106     $254,060    $246,654      $186,708
------------------------------------------------  --------     --------     --------    --------      --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               0.44%        0.76%        1.00%       1.44%         2.01%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses including
   reimbursement/waiver                               1.00%        1.05%        1.03%       1.03%         1.02%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses excluding
   reimbursement/waiver                               1.00%        1.05%        1.03%       1.06%         1.03%
------------------------------------------------  --------     --------     --------    --------      --------
Portfolio turnover rate                                 42%          20%          38%         93%           59%


(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.08, $0.13, $0.15,
     $0.21 and $0.27, respectively.


(3) Dividends in excess of net investment income per share were less than $0.005.


(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


GALAXY EQUITY FUNDS                                                          51

GALAXY STRATEGIC EQUITY FUND
(For a share outstanding throughout the period)

                                                                                  YEARS ENDED        PERIOD ENDED
                                                                                  OCTOBER 31,         OCTOBER 31,
                                                                             ---------------------   ------------
                                                                               2000          1999        1998(1)
                                                                             ---------------------   ------------
                                                                                  TRUST SHARES       TRUST SHARES
---------------------------------------------------------------------------  ---------------------   ------------
Net asset value, beginning of period                                           $9.90         $9.63      $10.00
---------------------------------------------------------------------------  -------       -------   ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                                     0.08          0.09(3)     0.01
   Net realized and unrealized (loss) on investments                            1.76          0.27       (0.37)
---------------------------------------------------------------------------  -------       -------   ------------
Total from investment operations                                                1.84          0.36       (0.36)

LESS DIVIDENDS:
   Dividends from net investment income                                        (0.08)        (0.08)      (0.01)
   Dividends from net realized capital gains                                   (1.18)        (0.01)          -
---------------------------------------------------------------------------  -------       -------   ------------
Total dividends                                                                (1.26)        (0.09)      (0.01)

Net increase (decrease) in net asset value                                      0.58          0.27       (0.37)
---------------------------------------------------------------------------  -------       -------   ------------
Net asset value, end of period                                                $10.48         $9.90       $9.63
===========================================================================  =======       =======   ============
Total return                                                                   21.69%         3.64%      (3.62)%(5)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                         $93,558       $71,063     $63,061
---------------------------------------------------------------------------  -------       -------   ------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                         0.83%         0.80%       0.19%(4)
---------------------------------------------------------------------------  -------       -------   ------------
   Operating expenses including reimbursement/waiver                            0.78%         0.80%       1.27%(4)
---------------------------------------------------------------------------  -------       -------   ------------
   Operating expenses excluding reimbursement/waiver                            0.98%         1.00%       1.47%(4)
---------------------------------------------------------------------------  -------       -------   ------------
Portfolio turnover rate                                                           81%           79%         30%(5)


(1)  The Fund commenced operations on March 4, 1998.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 was $0.06, $0.06 and $0.00, respectively.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.


(4)  Annualized.


(5)  Not annualized.


52                                                          GALAXY EQUITY FUNDS

GALAXY EQUITY VALUE FUND
(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                    2000         1999         1998         1997         1996
                                                  --------     --------     --------    --------      --------
                                                                          TRUST SHARES
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, beginning of period                $18.35       $16.51       $18.21      $15.96        $14.33
------------------------------------------------  --------     --------     --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.04         0.03         0.08        0.17          0.21
------------------------------------------------  --------     --------     --------    --------      --------
   Net realized and unrealized gain
   on investments                                     1.25         2.42         1.49        4.16          2.74
------------------------------------------------  --------     --------     --------    --------      --------
Total from investment operations                      1.29         2.45         1.57        4.33          2.95

LESS DIVIDENDS:
   Dividends from net investment income              (0.02)        -           (0.07)      (0.18)        (0.21)
------------------------------------------------  --------     --------     --------    --------      --------
   Dividends in excess net investment income             -(2)         -             -          -              -
------------------------------------------------  --------     --------     --------    --------      --------
   Dividends from net realized capital gains         (2.45)       (0.61)       (3.20)      (1.90)        (1.11)
------------------------------------------------  --------     --------     --------    --------      --------
Total dividends                                      (2.47)       (0.61)       (3.27)      (2.08)        (1.32)

Net increase (decrease) in net asset value           (1.18)        1.84        (1.70)       2.25          1.63
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, end of period                      $17.17       $18.35       $16.51      $18.21        $15.96
================================================  ========     ========     ========    ========      ========
Total return                                          8.22%       15.04%       10.27%      29.87%        22.05%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $164,864     $281,064     $254,432    $241,532      $194,827
------------------------------------------------  --------     --------     --------    --------      --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               0.26%        0.19%        0.49%       0.98%         1.42%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses including
   reimbursement/waiver                               1.00%        1.02%        1.03%       1.04%         1.03%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses excluding
   reimbursement/waiver                               1.00%        1.03%        1.03%       1.04%         1.03%
------------------------------------------------  --------     --------     --------    --------      --------
Portfolio turnover rate                                 72%          75%          82%        111%          116%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.04,
     $0.03, $0.08, $0.17 and $0.21, respectively.


(2) Dividends in excess of net investment income per share were less than $0.005.


GALAXY EQUITY FUNDS                                                          53

GALAXY EQUITY GROWTH FUND
(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                                                --------------------------------------------------------------
                                                    2000        1999         1998         1997          1996
                                                ----------   ----------    --------     --------      --------
                                                                       TRUST SHARES
----------------------------------------------  ----------   ----------    --------     --------      --------
Net asset value, beginning of period                $29.15       $24.52      $25.17       $20.39        $17.30
----------------------------------------------  ----------   ----------    --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.01(2)      0.03        0.09         0.16          0.17
----------------------------------------------  ----------   ----------    --------     --------      --------
   Net realized and unrealized gain
   on investments                                     5.18         6.50        3.20         6.06          3.40
----------------------------------------------  ----------   ----------    --------     --------      --------
Total from investment operations                      5.19         6.53        3.29         6.22          3.57

LESS DIVIDENDS:
   Dividends from net investment income              (0.01)        -          (0.09)       (0.16)        (0.18)
----------------------------------------------  ----------   ----------    --------     --------      --------
   Dividends in excess of net
   investment income                                  -            -          (0.01)        -             -
----------------------------------------------  ----------   ----------    --------     --------      --------
   Dividends from net realized capital gains         (1.72)       (1.90)      (3.84)       (1.28)        (0.30)
----------------------------------------------  ----------   ----------    --------     --------      --------
Total dividends                                      (1.73)       (1.90)      (3.94)       (1.44)        (0.48)

Net increase (decrease) in net asset value            3.46         4.63       (0.65)        4.78          3.09
----------------------------------------------  ----------   ----------    --------     --------      --------
Net asset value, end of period                      $32.61       $29.15      $24.52       $25.17        $20.39
==============================================  ==========   ==========    ========     ========      ========
Total return                                         18.63%       28.07%      15.17%       32.16%        21.03%
----------------------------------------------  ----------   ----------    --------     --------      --------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)            $1,258,399   $1,041,378    $815,756     $745,537      $562,419
----------------------------------------------  ----------   ----------    --------     --------      --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               0.04%        0.15%       0.40%        0.72%         0.92%
----------------------------------------------  ----------   ----------    --------     --------      --------
   Operating expenses including
   reimbursement/waiver                               0.91%        0.94%       0.96%        0.95%         0.98%
----------------------------------------------  ----------   ----------    --------     --------      --------
   Operating expenses excluding
   reimbursement/waiver                               0.91%        0.94%       0.96%        0.95%         0.98%
----------------------------------------------  ----------   ----------    --------     --------      --------
Portfolio turnover rate                                 54%          53%         60%          66%           36%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.01(2), $0.03, $0.09, $0.16 and $0.17, respectively.


(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.


54                                                          GALAXY EQUITY FUNDS

GALAXY GROWTH FUND II
(For a share outstanding throughout each period)

                                                 PERIOD
                                               JUNE 1, 2000                                                            PERIOD ENDED
                                               TO OCTOBER 31,                YEARS ENDED MAY 31,                          MAY 31,
                                               --------------  --------------------------------------------------      ------------
                                                 2000(1)         2000         1999          1998           1997          1996(2)
----------------------------------------------  -------       --------      --------      --------       --------        -------
Net asset value, beginning of period(6)          $12.72         $12.06        $12.93        $12.20         $11.27         $10.00
----------------------------------------------  -------       --------      --------      --------       --------        -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(6)                (0.02)(3)      (0.06)        (0.08)        (0.05)          0.02           0.02
----------------------------------------------  -------       --------      --------      --------       --------        -------
   Net realized and unrealized gain
   (loss) on investments                           2.01           8.72         (0.41)         1.59           0.96           1.25
----------------------------------------------  -------       --------      --------      --------       --------        -------
Total from investment operations                   1.99           8.66         (0.49)         1.54           0.98           1.27

LESS DIVIDENDS:
   Dividends from net investment income            -              -             -             -             (0.05)          -
----------------------------------------------  -------       --------      --------      --------       --------        -------
   Dividends from net realized capital
   gains                                           -             (8.00)        (0.38)        (0.81)          -              -
----------------------------------------------  -------       --------      --------      --------       --------        -------
Total dividends                                    -             (8.00)        (0.38)        (0.81)         (0.05)          -

Net increase (decrease) in net asset value         1.99           0.66         (0.87)         0.73           0.93           1.27
----------------------------------------------  -------       --------      --------      --------       --------        -------
Net asset value, end of period                   $14.71         $12.72        $12.06        $12.93         $12.20         $11.27
==============================================  =======       ========      ========      ========       ========        =======
Total return                                      15.64%(5)      65.97%        (3.54)%       12.64%          8.77%         12.70%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $90,451       $185,556      $185,476      $257,550       $261,487        $46,026
----------------------------------------------  -------       --------      --------      --------       --------        -------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                           (0.30)%(4)     (0.33)%       (0.39)%       (0.35)%         0.17%          1.75%(4)
----------------------------------------------  -------       --------      --------      --------       --------        -------
   Operating expenses including
   reimbursement/waiver                            0.88%(4)       0.88%         0.93%         0.91%          0.77%          0.20%(4)
----------------------------------------------  -------       --------      --------      --------       --------        -------
   Operating expenses excluding
   reimbursement/waiver                            0.99%(4)       1.13%         1.18%         1.16%          1.15%          1.73%(4)
----------------------------------------------  -------       --------      --------      --------       --------        -------
Portfolio turnover rate                              28%(5)         79%           61%           49%            57%             0%(5)


(1) The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for either Trust Shares or BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Information for periods prior to June 26, 2000 represents results of the Predecessor Fund.


(2)  The Fund commenced operations on March 28, 1996.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4)  Annualized.


(5)  Not annualized.


(6) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the period ended October 31, 2000 was (0.02)(4).

GALAXY EQUITY FUNDS                                                          55

GALAXY INTERNATIONAL EQUITY FUND
(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                     2000        1999         1998        1997          1996
                                                  --------     --------     --------    --------      --------
                                                                          TRUST SHARES
------------------------------------------------  --------     --------     --------    --------      --------

Net asset value, beginning of period                $21.18       $17.00       $15.33      $14.01        $12.98
------------------------------------------------  --------     --------     --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.51(2)      0.10(2)      0.14        0.08          0.17
------------------------------------------------  --------     --------     --------    --------      --------
   Net realized and unrealized gain (loss)
   on investments                                    (0.60)        4.80         1.98        2.12          1.30

Total from investment operations                     (0.09)        4.90         2.12        2.20          1.47

LESS DIVIDENDS:
   Dividends from net investment income              (0.16)       (0.15)       (0.09)      (0.20)        (0.20)
------------------------------------------------  --------     --------     --------    --------      --------
   Dividends from net realized capital gains         (1.19)       (0.57)       (0.36)      (0.68)        (0.24)
------------------------------------------------  --------     --------     --------    --------      --------
Total dividends                                      (1.35)       (0.72)       (0.45)      (0.88)        (0.44)

Net increase (decrease) in net asset value           (1.44)        4.18         1.67        1.32          1.03
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, end of period                      $19.74       $21.18       $17.00      $15.33        $14.01
================================================  ========     ========     ========    ========      ========
Total return                                         (1.08)%      29.71%       14.32%      16.60%        11.51%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $912,555     $501,776     $345,692    $265,124      $172,561
------------------------------------------------  --------     --------     --------    --------      --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               2.28%        0.54%        0.91%       0.57%         1.40%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses including
   reimbursement/ waiver                              0.87%        0.97%        0.96%       1.06%         1.08%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses excluding
   reimbursement/ waiver                              1.12%        1.22%        1.21%       1.32%         1.36%
------------------------------------------------  --------     --------     --------    --------      --------
Portfolio turnover rate                                 50%          45%          49%         45%          146%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.452,
     $0.06, $0.10, $0.04 and $0.13, respectively.


(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.


56                                                          GALAXY EQUITY FUNDS

GALAXY PAN ASIA FUND


(For a share outstanding throughout each period)


                                                                                         PERIOD ENDED
                                                                                          OCTOBER 31,
                                                                                            2000(1)
                                                                                         ------------
                                                                                         TRUST SHARES
--------------------------------------------------------------------------------         ------------
Net asset value, beginning of period                                                        $10.00
--------------------------------------------------------------------------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (2)                                                                  0.02(3)
--------------------------------------------------------------------------------         ------------
   Net realized and unrealized (loss) on investments                                         (0.57)
--------------------------------------------------------------------------------         ------------
Total from investment operations                                                             (0.55)

Net (decrease) in net asset value                                                            (0.55)
--------------------------------------------------------------------------------         ------------
Net asset value, end of period                                                               $9.45
================================================================================         ============
Total return                                                                                 (5.60)%(5)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                                        $4,246
--------------------------------------------------------------------------------         ------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                                       1.64%(4)
--------------------------------------------------------------------------------         ------------
   Operating expenses including reimbursement/waiver                                          1.55%(4)
--------------------------------------------------------------------------------         ------------
   Operating expenses excluding reimbursement/waiver                                          5.97%(4)
--------------------------------------------------------------------------------         ------------
Portfolio turnover rate                                                                         32%(5)


(1)  The Fund began offering Trust Shares on September 22, 2000.


(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the period ended October 31, 2000 was $(0.04).


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4)  Annualized.


(5)  Not annualized.


GALAXY EQUITY FUNDS                                                          57

GALAXY SMALL CAP VALUE FUND

(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                     2000        1999         1998        1997          1996(1)
                                                  --------     --------     --------    --------      --------
                                                                          TRUST SHARES
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, beginning of period                $13.07       $13.61       $18.37      $14.76        $12.71
------------------------------------------------  --------     --------     --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                           0.08(3)      0.05         0.11        0.01(3)       0.05
------------------------------------------------  --------     --------     --------    --------      --------
   Net realized and unrealized gain (loss)
   on investments                                     2.65         0.74        (2.06)       5.74          2.97
------------------------------------------------  --------     --------     --------    --------      --------
Total from investment operations                      2.73         0.79        (1.95)       5.75          3.02

LESS DIVIDENDS:
   Dividends from net investment income              (0.06)       (0.06)       (0.13)       -            (0.05)
------------------------------------------------  --------     --------     --------    --------      --------
   Dividends in excess of net investment income       -            -            -           -            (0.01)
------------------------------------------------  --------     --------     --------    --------      --------
   Dividends from net realized capital gains         (1.36)       (1.27)       (2.68)      (2.14)        (0.91)
------------------------------------------------  --------     --------     --------    --------      --------
Total dividends                                      (1.42)       (1.33)       (2.81)      (2.14)        (0.97)
Net increase (decrease) in net asset value            1.31        (0.54)       (4.76)       3.61          2.05
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, end of period                      $14.38       $13.07       $13.61      $18.37        $14.76
================================================  ========     ========     ========    ========      ========
Total return                                         22.62%        6.02%      (12.07)%     44.08%        25.22%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $332,703     $255,268     $202,385    $189,257      $137,341
------------------------------------------------  --------     --------     --------    --------      --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               0.58%        0.47%        0.73%       0.09%         0.45%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses including
   reimbursement/waiver                               0.94%        0.97%        0.96%       0.96%         1.05%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses excluding
   reimbursement/waiver                               0.94%        0.97%        0.96%       0.96%         1.06%
------------------------------------------------  --------     --------     --------    --------      --------
Portfolio turnover rate                                 43%          42%          33%         52%           39%


(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.


(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.08(3), $0.05, $0.11, $0.05(3) and $0.05, respectively.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.


58                                                          GALAXY EQUITY FUNDS

GALAXY SMALL COMPANY EQUITY FUND
(For a share outstanding throughout each period)

                                                                   YEARS ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                     2000        1999         1998        1997          1996
                                                  --------     --------     --------    --------      --------
                                                                          TRUST SHARES
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, beginning of period                $16.13       $13.96       $21.32      $20.20        $16.38
------------------------------------------------  --------     --------     --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                   (0.12)       (0.16)       (0.14)      (0.11)        (0.09)
------------------------------------------------  --------     --------     --------    --------      --------
   Net realized and unrealized gain (loss)
   on investments                                     6.47         2.33        (4.96)       3.61          4.08
------------------------------------------------  --------     --------     --------    --------      --------
Total from investment operations                      6.35         2.17        (5.10)       3.50          3.99

LESS DIVIDENDS:
   Dividends from net realized capital gains          -            -           (2.26)      (2.38)        (0.17)
------------------------------------------------  --------     --------     --------    --------      --------
Total dividends                                       -            -           (2.26)      (2.38)        (0.17)

Net increase (decrease) in net asset value            6.35         2.17        (7.36)       1.12          3.82
------------------------------------------------  --------     --------     --------    --------      --------
Net asset value, end of period                      $22.48       $16.13       $13.96      $21.32        $20.20
================================================  ========     ========     ========    ========      ========
Total return                                         39.43%       15.54%      (26.00)%     19.59%        24.69%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $422,579     $233,326     $222,675    $310,751      $174,990
------------------------------------------------  --------     --------     --------    --------      --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                              (0.58)%      (1.00)%      (0.76)%     (0.65)%       (0.60)%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses including
   reimbursement/waiver                               1.03%        1.12%        1.09%       1.09%         1.14%
------------------------------------------------  --------     --------     --------    --------      --------
   Operating expenses excluding
   reimbursement/waiver                               1.03%        1.12%        1.09%       1.12%         1.14%
------------------------------------------------  --------     --------     --------    --------      --------
Portfolio turnover rate                                 91%         105%          78%         69%           82%


(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $(0.12), $(0.16), $(0.14), $(0.11) and $(0.09), respectively.



GALAXY EQUITY FUNDS                                                          59

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is
811-4636.


PROTREQ 15038 (3/1/01) PKG50

[GRAPHIC]

GALAXY TAX-EXEMPT BOND FUNDS

THE GALAXY FUND


PROSPECTUS
February 28, 2001

GALAXY TAX-EXEMPT BOND FUND

GALAXY NEW JERSEY MUNICIPAL BOND FUND

GALAXY NEW YORK MUNICIPAL BOND FUND

GALAXY CONNECTICUT MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


RETAIL A SHARES AND RETAIL B SHARES



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                             [GALAXY FUNDS LOGO]

CONTENTS

 1    RISK/RETURN SUMMARY

 1    Introduction

 2    Galaxy Tax-Exempt Bond Fund

 7    Galaxy New Jersey Municipal Bond Fund

11    Galaxy New York Municipal Bond Fund

15    Galaxy Connecticut Municipal Bond Fund

19    Galaxy Massachusetts Municipal Bond Fund

23    Galaxy Rhode Island Municipal Bond Fund

27    Galaxy Intermediate Tax-Exempt Bond Fund

32    Galaxy Connecticut Intermediate Municipal Bond Fund

37    Galaxy Massachusetts Intermediate Municipal Bond Fund

42    Additional information about risk

43    FUND MANAGEMENT

44    HOW TO INVEST IN THE FUNDS

44    How sales charges work

46    Buying, selling and exchanging shares

46      HOW TO BUY SHARES

48      HOW TO SELL SHARES

49      HOW TO EXCHANGE SHARES

49      OTHER TRANSACTION POLICIES

50    DIVIDENDS, DISTRIBUTIONS AND TAXES

52    GALAXY INVESTOR PROGRAMS

53    HOW TO REACH GALAXY

55    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.


The Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal Bond Fund each commenced operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.


On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?


The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax.

TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.


[SIDENOTE]

TAX-EQUIVALENT YIELD

One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay federal income tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.


GALAXY TAX-EXEMPT BOND FUNDS                                                   1

GALAXY TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, primarily bonds (normally 65% of total assets). Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[SIDENOTE]

PRESERVATION OF CAPITAL

Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[SIDENOTE]

MUNICIPAL SECURITIES

State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.


2                                                   GALAXY TAX-EXEMPT BOND FUNDS

GALAXY TAX-EXEMPT BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]

AVERAGE WEIGHTED MATURITY

Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

[SIDENOTE]

TYPES OF MUNICIPAL SECURITIES GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.


GALAXY TAX-EXEMPT BOND FUNDS                                                   3

GALAXY TAX-EXEMPT BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1992          9.25%
           1993         11.95%
           1994         -5.37%
           1995         15.79%
           1996          3.31%
           1997          8.72%
           1998          5.73%
           1999         -3.66%
           2000         11.76%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

                                                          SINCE
                          1 YEAR         5 YEARS      INCEPTION
--------------------------------------------------------------------------------
Retail A Shares(1)         6.48%           4.02%          5.68% (12/30/91)
--------------------------------------------------------------------------------
Retail B Shares(2)         6.04%              --          4.26% (3/4/96)
--------------------------------------------------------------------------------
Retail B Shares(3)         6.04%              --          4.26% (3/4/96)
--------------------------------------------------------------------------------
Lehman Brothers                                           6.80% (since 12/31/91)
Municipal Bond Index      11.68%           5.84%          6.03% (since 2/29/96)
--------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on pages 44 and 45.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on pages 44 and 45.


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
6.56% for the quarter ending March 31, 1995

WORST QUARTER
-5.39% for the quarter ending March 31, 1994

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


4                                                   GALAXY TAX-EXEMPT BOND FUNDS

GALAXY TAX-EXEMPT BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                          ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------
Retail A Shares                                     4.75%(1)                                   None(2)
------------------------------------------------------------------------------------------------------
Retail B Shares                                         None                                  5.00%(3)
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                    DISTRIBUTION                            TOTAL FUND
                                MANAGEMENT           AND SERVICE             OTHER           OPERATING
                                      FEES          (12b-1) FEES          EXPENSES            EXPENSES
------------------------------------------------------------------------------------------------------
Retail A Shares                   0.75%(4)                  None             0.35%            1.10%(4)
------------------------------------------------------------------------------------------------------
Retail B Shares                   0.75%(4)              0.80%(5)             0.20%            1.75%(4)
------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001 or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.90% for Retail A Shares and 1.55% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.


GALAXY TAX-EXEMPT BOND FUNDS                                                   5

GALAXY TAX-EXEMPT BOND FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                               $582             $808          $1,052           $1,752
----------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $678             $851          $1,149           $1,734
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $678             $951          $1,249           $1,891
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

----------------------------------------------------------------------------------------------------
Retail B Shares(1)                            $178             $551            $949           $1,734
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                            $178             $551            $949           $1,891
----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.


6                                                   GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW JERSEY MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers and that pay interest which is exempt from both federal income tax and New Jersey personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


GALAXY TAX-EXEMPT BOND FUNDS                                                   7

GALAXY NEW JERSEY MUNICIPAL BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


8                                                   GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW JERSEY MUNICIPAL BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

           1999         -3.20%
           2000         10.59%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

                                                                        SINCE
                                                       1 YEAR       INCEPTION
---------------------------------------------------------------------------------------------
Retail A Shares(1)                                      5.29%           2.39% (4/3/98)
---------------------------------------------------------------------------------------------
Retail B Shares(2)                                      5.59%           2.86% (4/3/98)
---------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                   11.68%           5.26% (since 3/31/98)
---------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares would have been lower.


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
4.43% for the quarter ending December 31, 2000

WORST QUARTER
-2.39% for the quarter ending June 30, 1999

[SIDENOTE]

Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


GALAXY TAX-EXEMPT BOND FUNDS                                                   9

GALAXY NEW JERSEY MUNICIPAL BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                          ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------
Retail A Shares                                     4.75%(1)                                   None(2)
------------------------------------------------------------------------------------------------------
Retail B Shares                                         None                                  5.00%(3)
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                    DISTRIBUTION                            TOTAL FUND
                                MANAGEMENT           AND SERVICE             OTHER           OPERATING
                                      FEES          (12b-1) FEES          EXPENSES            EXPENSES
------------------------------------------------------------------------------------------------------
Retail A Shares                   0.75%(4)                  None          1.27%(4)            2.02%(4)
------------------------------------------------------------------------------------------------------
Retail B Shares                   0.75%(4)               0.80%(4)         0.99%(4)            2.54%(4)
------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.25%. The Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares, (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.65%. The Fund's administrator is reimbursing certain expenses so that Other expenses are expected to be 0.86% for Retail A Shares and 0.79% for Retail B Shares. Total Fund operating expenses after these fee waivers and expense reimbursements are expected to be 1.11% for Retail A Shares and 1.69% for Retail B Shares. These fee waivers and expense reimbursements may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                               $670            $1,078         $1,511           $2,712
----------------------------------------------------------------------------------------------------
Retail B Shares                               $757            $1,191         $1,650           $2,749
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares                               $257              $791         $1,350           $2,749
----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.


10                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW YORK MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by the State of New York and other government issuers and that pay interest which is exempt from federal income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

GALAXY TAX-EXEMPT BOND FUNDS                                                  11

GALAXY NEW YORK MUNICIPAL BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. As a result, the Fund may be subject to greater volatility than a fund that has greater geographic diversity. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

12                                                 GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW YORK MUNICIPAL BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

           1992          8.29%
           1993         12.30%
           1994         -7.26%
           1995         16.85%
           1996          3.38%
           1997          8.66%
           1998          5.96%
           1999         -3.66%
           2000         12.38%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

                                                                               SINCE
                                              1 YEAR         5 YEARS           INCEPTION
-----------------------------------------------------------------------------------------------------
Retail A Shares(1)                             7.00%           4.18%           5.49% (12/31/91)
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                 `           7.38%           4.71%           6.11% (12/31/91)
-----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index          11.68%           5.84%           6.80% (since 12/31/91)
-----------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares would have been lower.


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
7.39% for the quarter ending March 31, 1995

WORST QUARTER
-6.55% for the quarter ending March 31, 1994

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


GALAXY TAX-EXEMPT BOND FUNDS                                                 13

GALAXY NEW YORK MUNICIPAL BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                          ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                                AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------
Retail A Shares                                     4.75%(1)                                   None(2)
------------------------------------------------------------------------------------------------------
Retail B Shares                                        None                                   5.00%(3)
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                    DISTRIBUTION                            TOTAL FUND
                                MANAGEMENT           AND SERVICE             OTHER           OPERATING
                                      FEES          (12b-1) FEES          EXPENSES            EXPENSES
------------------------------------------------------------------------------------------------------
Retail A Shares                   0.75%(4)                  None          0.42%(4)            1.17%(4)
------------------------------------------------------------------------------------------------------
Retail B Shares                   0.75%(4)               0.80%(5)         0.26%               1.81%(4)
------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees for Retail A Shares (that are included in Other expenses) so that Other expenses for Retail A Shares are expected to be 0.40%. Total Fund operating expenses after these waivers are expected to be 0.95% for Retail A Shares and 1.61% for Retail B Shares. These fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR           3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                               $589              $829          $1,088          $1,828
----------------------------------------------------------------------------------------------------
Retail B Shares                               $684              $969          $1,280          $1,959
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares                               $184              $569            $980          $1,959
----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.


14                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


GALAXY TAX-EXEMPT BOND FUNDS                                                 15

GALAXY CONNECTICUT MUNICIPAL BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

16                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT MUNICIPAL BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

           1994         -8.07%
           1995         18.02%
           1996          3.35%
           1997          8.61%
           1998          5.84%
           1999         -2.83%
           2000         10.51%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                               SINCE
                                              1 YEAR        5 YEARS          INCEPTION
----------------------------------------------------------------------------------------------------
Retail A Shares(1)                             5.27%           3.98%           4.55% (3/16/93)
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                             5.51%           4.49%           5.20% (3/16/93)
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index          11.68%           5.84%           6.27% (since 3/31/93)
----------------------------------------------------------------------------------------------------

(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares would have been lower.



For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
7.99% for the quarter ending March 31, 1995

WORST QUARTER
-7.01% for the quarter ending March 31, 1994

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


GALAXY TAX-EXEMPT BOND FUNDS                                                  17

GALAXY CONNECTICUT MUNICIPAL BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                             4.75%(1)                                  None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                 5.00%(3)
-------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)              None          0.50%         1.25%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares                           0.75%(4)          0.80%(5)          0.31%         1.86%(4)
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.40%. Total Fund operating expenses after this waiver are expected to be 0.90% for Retail A Shares and 1.51% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR           3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                               $596              $853          $1,129          $1,915
----------------------------------------------------------------------------------------------------
Retail B Shares                               $689              $985          $1,306          $2,021
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares                               $189              $585          $1,006          $2,021
----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.


18                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


GALAXY TAX-EXEMPT BOND FUNDS                                                 19

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

20                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

           1994         -7.71%
           1995         17.15%
           1996          3.04%
           1997          8.95%
           1998          5.63%
           1999         -3.69%
           2000         11.96%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

                                                                           SINCE
                                              1 YEAR      5 YEARS      INCEPTION
----------------------------------------------------------------------------------------------------
Retail A Shares(1)                            6.69%         4.01%           4.46% (3/12/93)
----------------------------------------------------------------------------------------------------
Retail B Shares(2)                            6.96%         4.54%           5.11% (3/12/93)
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index         11.68%         5.84%           6.05% (since 2/28/93)
----------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares would have been lower.



For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
7.49% for the quarter ending March 31, 1995

WORST QUARTER
-7.14% for the quarter ending March 31, 1994

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


GALAXY TAX-EXEMPT BOND FUNDS                                                  21

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                             4.75%(1)                                  None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                 5.00%(3)
-------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)              None          0.40%         1.15%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares                           0.75%(4)          0.80%(5)          0.27%         1.82%(4)
----------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.45%. Total Fund operating expenses after this waiver are expected to be 0.85% for Retail A Shares and 1.52% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR           3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                               $587              $823          $1,078          $1,806
----------------------------------------------------------------------------------------------------
Retail B Shares                               $685              $973          $1,285          $1,962
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


Retail B Shares                             $185             $573            $985           $1,962
----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.

22                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers and that pay interest which is exempt from both federal income tax and Rhode Island personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


GALAXY TAX-EXEMPT BOND FUNDS                                                  23

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

24                                                 GALAXY TAX-EXEMPT BOND FUNDS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower. Prior to the date of this prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

           1995         14.32%
           1996          3.63%
           1997          8.54%
           1998          5.87%
           1999         -2.77%
           2000         11.58%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

                                                                               SINCE
                                              1 YEAR        5 YEARS        INCEPTION
-----------------------------------------------------------------------------------------------------
Retail A Shares(1)                             6.24%           4.24%           5.84% (12/20/94)
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                             6.58%           4.76%           6.58% (12/20/94)
-----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index          11.68%           5.84%           7.69% (since 12/31/94)
-----------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. The returns do not include the effect of the front-end charge payable on purchases of Retail A Shares. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for Retail A Shares, average annual total returns for Retail B Shares would have been lower.



For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
4.90% for the quarter ending March 31, 1995

WORST QUARTER
-1.90% for the quarter ending June 30, 1999

[SIDENOTE]

The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


GALAXY TAX-EXEMPT BOND FUNDS                                                 25

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MAXIMUM SALES CHARGE (LOAD)    MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                  ON PURCHASES SHOWN   SHOWN AS A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE           SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------------------
Retail A Shares                                             4.75%(1)                                  None(2)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                                 5.00%(3)
-------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)              None          0.31%         1.06%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares                           0.75%(4)          0.80%(5)          0.23%         1.78%(4)
----------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.50%. Total Fund operating expenses after this waiver are expected to be 0.81% for Retail A Shares and 1.53% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR           3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------
Retail A Shares                               $578              $796          $1,032          $1,708
----------------------------------------------------------------------------------------------------
Retail B Shares                               $681              $960          $1,264          $1,905
----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares                               $181              $560            $964          $1,905
----------------------------------------------------------------------------------------------------

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.

26                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[SIDENOTE]

DERIVATIVES

A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


GALAXY TAX-EXEMPT BOND FUNDS                                                  27

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

28                                                 GALAXY TAX-EXEMPT BOND FUNDS

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000 the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

No performance information is presented for Retail A Shares and Retail B Shares of the Fund because Retail A Shares have less than one full calendar year of performance history and Retail B Shares were not offered by the Fund prior to the date of this prospectus. The returns shown below are for BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. BKB Shares, Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of BKB Shares (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year. Shares of the Predecessor Fund were sold without any sales charges. If the returns of the Predecessor Fund were restated to reflect the front-end sales charge that investors pay when buying Retail A Shares of the Fund, the returns would be lower. In addition, the returns for Retail A Shares and Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

           1994         -3.01%
           1995         14.34%
           1996          4.20%
           1997          9.10%
           1998          6.41%
           1999         -2.95%
           2000         10.48%

[SIDENOTE]

BEST QUARTER
5.39% for the quarter ending March 31, 1995

WORST QUARTER
-4.21% for the quarter ending March 31, 1994


GALAXY  TAX-EXEMPT BOND FUNDS                                                29

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                               SINCE
                                               1 YEAR          5 YEARS      INCEPTION
------------------------------------------------------------------------------------------------------
BKB Shares(1)                                    5.25%           4.31%          5.13%  (6/14/93)
------------------------------------------------------------------------------------------------------
BKB Shares(2)                                    5.48%           4.86%          5.81%  (6/14/93)
------------------------------------------------------------------------------------------------------
Lehman Brothers
3-15 Year Blend Municipal Bond Index(3)          9.93%           5.66%          5.40%  (since 5/31/93)
------------------------------------------------------------------------------------------------------
Lehman Brothers
7-Year Municipal Bond Index                      9.07%           5.41%          5.79%  (since 5/31/93)
------------------------------------------------------------------------------------------------------


(1) The performance of BKB Shares has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of BKB Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for BKB Shares, average annual total returns for Retail B Shares would have been lower.

(3) The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                   MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------
Retail A Shares                                      4.75%(1)                                    None(2)
--------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                   5.00%(3)
--------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                       DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT      AND SERVICE          OTHER         OPERATING
                                              FEES     (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)             None          0.94%          1.69%(4)
----------------------------------------------------------------------------------------------------
Retail B Shares                           0.75%(4)         0.80%(5)          0.20%          1.75%(4)
----------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees and the Fund's transfer agent is waiving a portion of its fees so that Other expenses for Retail A Shares are expected to be 0.30%. Total Fund operating expenses after these waivers are expected to be 0.93% for Retail A Shares and 1.63% for Retail B Shares. These fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

[SIDENOTE]

The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

30                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR     3 YEARS      5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
Retail A Shares                               $639        $982       $1,349     $2,378
--------------------------------------------------------------------------------------
Retail B Shares                               $678        $951       $1,249     $2,047
--------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares                               $178        $551         $949     $2,047
--------------------------------------------------------------------------------------


GALAXY TAX-EXEMPT BOND FUNDS                                                 31

GALAXY CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

32                                                 GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY TAX-EXEMPT BOND FUNDS                                                 33

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

No performance information is presented for Retail A Shares and Retail B Shares of the Fund because Retail A Shares have less than one full calendar year of performance history and Retail B Shares were not offered by the Fund prior to the date of this prospectus. The returns shown below in the bar chart and the table are for BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. BKB Shares, Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year. Shares of the Predecessor Fund were sold without any sales charges. If the returns of the Predecessor Fund were restated to reflect the front-end sales charge that investors pay when buying Retail A Shares of the Fund, the returns would be lower. In addition, the returns for Retail A Shares and Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

           1995         14.70%
           1996          3.63%
           1997          8.53%
           1998          6.67%
           1999         -2.81%
           2000         10.15%

[SIDENOTE]

BEST QUARTER
5.91% for the quarter ending March 31, 1995

WORST QUARTER
-2.28% for the quarter ending June 30, 1999


34                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000, as compared to a broad-based market index.



                                                                               SINCE
                                               1 YEAR          5 YEARS      INCEPTION
-------------------------------------------------------------------------------------------------
BKB Shares(1)                                  4.94%           4.11%        5.26% (8/1/94)
-------------------------------------------------------------------------------------------------
BKB Shares(2)                                  5.15%           4.64%        5.95% (since 8/1/94)
-------------------------------------------------------------------------------------------------
Lehman Brothers
3-15 Year Blend Municipal Bond Index(3)        9.93%           5.66%        5.95% (since 7/31/94)
-------------------------------------------------------------------------------------------------
Lehman Brothers
7-Year Municipal Bond Index                    9.07%           5.41%        6.13% (since 7/31/94)
-------------------------------------------------------------------------------------------------


(1) The performance of BKB Shares has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of BKB Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for BKB Shares, average annual total returns for Retail B Shares would have been lower.

(3) The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                   MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                           ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                                 AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------
Retail A Shares                                      4.75%(1)                                    None(2)
--------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                   5.00%(3)
--------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER         OPERATING
                                              FEES      (12b-1) FEES       EXPENSES          EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)              None          0.62%          1.37%(4)
-----------------------------------------------------------------------------------------------------
Retail B Shares                           0.75%(4)          0.80%(5)          0.22%          1.77%(4)
-----------------------------------------------------------------------------------------------------



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees and the Fund's transfer agent is waiving a portion of its fees so that Other expenses for Retail A Shares are expected to be 0.32%. Total Fund operating expenses after these waivers are expected to be 0.95% for Retail A Shares and 1.65% for Retail B Shares. These fee waivers may be revised or discontinued at any time.
(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% f0r distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

[SIDENOTE]

The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.


GALAXY TAX-EXEMPT BOND FUNDS                                                  35

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   your Retail B shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR     3 YEARS      5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
Retail A Shares                               $608        $888       $1,189     $2,043
--------------------------------------------------------------------------------------
Retail B Shares                               $680        $957       $1,259     $1,979
--------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares                               $180        $557         $959     $1,979
--------------------------------------------------------------------------------------


36                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS INTERMEDIATE
MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

GALAXY TAX-EXEMPT BOND FUNDS                                                 37

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


38                                                 GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund.

No performance information is presented for Retail A Shares and Retail B Shares of the Fund because Retail A Shares have less than one full calendar year of performance history and Retail B Shares were not offered by the Fund prior to the date of this prospectus. The returns shown below in the bar chart and the table are for BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. BKB Shares, Retail A Shares and Retail B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of BKB Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year. Shares of the Predecessor Fund were sold without any sales charges. If the returns of the Predecessor Fund were restated to reflect the front-end sales charge that investors pay when buying Retail A Shares of the Fund, the returns would be lower. In addition, the returns for Retail A Shares and Retail B Shares would have been different than the figures shown below because each class of shares has different expenses.

[CHART]

           1994         -5.45%
           1995         13.77%
           1996          3.32%
           1997          8.89%
           1998          5.91%
           1999         -2.16%
           2000          9.92%

[SIDENOTE]

BEST QUARTER
5.45% for the quarter ending  March 31, 1995

WORST QUARTER
-5.17% for the quarter ending March 31, 1994


GALAXY TAX-EXEMPT BOND FUNDS                                                 39

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000, as compared to a broad-based market index.



                                                                             SINCE
                                              1 YEAR        5 YEARS        INCEPTION
-------------------------------------------------------------------------------------------------
BKB Shares(1)                                  4.72%           4.06%        4.59% (6/14/93)
-------------------------------------------------------------------------------------------------
BKB Shares(2)                                  4.92%           4.59%        5.27% (6/14/93)
-------------------------------------------------------------------------------------------------
Lehman Brothers
3-15 Year Blend Municipal Bond Index(3)        9.93%           5.66%        5.40% (since 5/31/93)
-------------------------------------------------------------------------------------------------
Lehman Brothers
7-Year Municipal Bond Index                    9.07%           5.41%        5.79% (since 5/31/93)
-------------------------------------------------------------------------------------------------



(1) The performance of BKB Shares has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(2) The performance of BKB Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of the date of purchase. Because total fund operating expenses for Retail B Shares (including distribution and service (12b-1) fees at an annual rate of 0.80% of Retail B Share assets) are higher than for BKB Shares, average annual total returns for Retail B Shares would have been lower.

(3) The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               MAXIMUM SALES CHARGE (LOAD)           MAXIMUM DEFERRED SALES CHARGE
                                       ON PURCHASES SHOWN      (LOAD) SHOWN AS A % OF THE OFFERING
                             AS A % OF THE OFFERING PRICE   PRICE OR SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------
Retail A Shares                                  4.75%(1)                                  None(2)
--------------------------------------------------------------------------------------------------
Retail B Shares                                      None                                 5.00%(3)
--------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                       DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT      AND SERVICE           OTHER       OPERATING
                                              FEES     (12b-1) FEES        EXPENSES        EXPENSES
---------------------------------------------------------------------------------------------------
Retail A Shares                           0.75%(4)             None           0.34%        1.09%(4)
---------------------------------------------------------------------------------------------------
Retail B Shares                           0.75%(4)            0.80%           0.21%        1.76%(4)
---------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. After eight years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees for Retail A Shares (that are included in Other expenses) so that Other expenses are expected to be 0.32%. Total Fund operating expenses after these waivers are expected to be 0.95% for Retail A Shares and 1.64% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

[SIDENOTE]

The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.


40                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   your Retail B Shares convert to Retail A Shares after eight years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR     3 YEARS      5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
Retail A Shares                               $581        $805       $1,047     $1,741
--------------------------------------------------------------------------------------
Retail B Shares                               $679        $954       $1,254     $1,896
--------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

Retail B Shares                               $179        $554         $954     $1,896
--------------------------------------------------------------------------------------

GALAXY TAX-EXEMPT BOND FUNDS                                                 41

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of its total assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which the Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


42                                                  GALAXY TAX-EXEMPT BOND FUNDS

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the fiscal year or period ended October 31, 2000 are set forth below.

                                              MANAGEMENT FEE
                                                   AS A % OF
FUND                                      AVERAGE NET ASSETS
------------------------------------------------------------
Tax-Exempt Bond                                        0.55%
------------------------------------------------------------
New Jersey Municipal Bond                              0.25%
------------------------------------------------------------
New York Municipal Bond                                0.55%
------------------------------------------------------------
Connecticut Municipal Bond                             0.35%
------------------------------------------------------------
Massachusetts Municipal Bond                           0.35%
------------------------------------------------------------
Rhode Island Municipal Bond                            0.45%
------------------------------------------------------------
Intermediate Tax-Exempt Bond                           0.63%
------------------------------------------------------------
Connecticut Intermediate
Municipal Bond                                         0.63%
------------------------------------------------------------
Massachusetts Intermediate
Municipal Bond                                         0.63%
------------------------------------------------------------

During the fiscal year ended May 31, 2000, the Predecessor Funds to the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund paid management fees to Fleet National Bank at the annual rates of 0.68%, 0.67% and 0.67%, respectively, of average daily net assets.

GALAXY TAX-EXEMPT BOND FUNDS                                                 43

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares of a Fund, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares of a Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.


                                      TOTAL SALES CHARGE
                          -------------------------------------
                                   AS A % OF          AS A % OF
AMOUNT OF                 THE OFFERING PRICE               YOUR
YOUR INVESTMENT                    PER SHARE         INVESTMENT
---------------------------------------------------------------
Less than $50,000                      4.75%           4.99%
---------------------------------------------------------------
$50,000 but less than
$100,000                               4.50%           4.71%
---------------------------------------------------------------
$100,000 but less than
$250,000                               3.50%           3.63%
---------------------------------------------------------------
$250,000 but less than
$500,000                               2.50%           2.56%
---------------------------------------------------------------
$500,000 but less than
$1,000,000                             2.00%           2.04%
---------------------------------------------------------------
$1,000,000 and over                    0.00%(1)        0.00%(1)
---------------------------------------------------------------

(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. Galaxy will waive this 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 52.

Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-   You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-   You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.

RETAIL B SHARES

If you bought Retail B Shares of the Galaxy Tax-Exempt Bond Fund prior to January 1,

[SIDENOTE]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

[SIDENOTE]

SALES CHARGE WAIVERS

Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

44                                                  GALAXY TAX-EXEMPT BOND FUNDS

2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:



IF YOU SELL ALL YOUR SHARES              YOU'LL PAY A CDSC OF
-------------------------------------------------------------
during the first year                             5.00%
-------------------------------------------------------------
during the second year                            4.00%
-------------------------------------------------------------
during the third year                             3.00%
-------------------------------------------------------------
during the fourth year                            3.00%
-------------------------------------------------------------
during the fifth year                             2.00%
-------------------------------------------------------------
during the sixth year                             1.00%
-------------------------------------------------------------
after the sixth year                               None
-------------------------------------------------------------

If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:


IF YOU SELL ALL YOUR SHARES              YOU'LL PAY A CDSC OF
-------------------------------------------------------------
during the first year                             5.00%
-------------------------------------------------------------
during the second year                            4.00%
-------------------------------------------------------------
during the third year                             4.00%
-------------------------------------------------------------
during the fourth year                            4.00%
-------------------------------------------------------------
during the fifth year                             3.00%
-------------------------------------------------------------
during the sixth year                             2.00%
-------------------------------------------------------------
during the seventh year                           1.00%
-------------------------------------------------------------
after the seventh year                             None
-------------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial dealer or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.80% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows each Fund that offers Retail B Shares to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES

If you bought Retail B Shares of the Tax-Exempt Bond Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after your purchase. If you buy Retail B Shares of a Fund on or after January 1, 2001, your Retail B Shares


GALAXY TAX-EXEMPT BOND FUNDS                                                 45
will automatically convert to Retail A Shares of the Fund eight years after purchase. This allows you to benefit from the lower annual expenses of Retail A Shares.

CHOOSING BETWEEN RETAIL A SHARES
AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES


You can buy and sell Retail A Shares and Retail B Shares of the Funds on any business day, that the Funds are open for business, which is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open.


Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is:

-   $2,500 for regular accounts

-   $100 for college savings accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

46                                                  GALAXY TAX-EXEMPT BOND FUNDS
holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor.

You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you

[SIDENOTE]

DISCOUNT PLANS

You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor call 1-877-BUY-GALAXY (1-877-289-4252).


GALAXY TAX-EXEMPT BOND FUNDS                                                  47
    indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

HOW TO SELL SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-   The name of the Fund

-   The number of shares or the dollar amount you want to sell

-   Your account number

-   Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or other financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

[SIDENOTE]

SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-   you're selling shares worth more than $50,000

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days

-   you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

48                                                  GALAXY TAX-EXEMPT BOND FUNDS

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:

-    ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI 02940-6520

Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.


GALAXY TAX-EXEMPT BOND FUNDS                                                 49

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It's expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

50                                                 GALAXY TAX-EXEMPT BOND FUNDS

STATE AND LOCAL TAXES

Dividends paid by the Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund that are attributable to interest earned by the Fund may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends generally will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains will be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


GALAXY TAX-EXEMPT BOND FUNDS                                                 51

GALAXY INVESTOR PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares of a Fund made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.


52                                                 GALAXY TAX-EXEMPT BOND FUNDS

HOW TO REACH GALAXY

THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call 1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy Funds through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]

HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.


GALAXY TAX-EXEMPT BOND FUNDS                                                 53

                  This page intentionally left blank.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and/or Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. As of the date of this prospectus, Retail B Shares of the New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund have not been offered to investors. The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund each began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Funds exchanged their shares for Trust Shares and BKB Shares of the Funds.


The information in the financial highlights tables for the fiscal years or periods ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. With respect to the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, the information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors. With respect to the Predecessor Funds, the information for the fiscal years or periods ended May
31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Funds' former auditors, PricewaterhouseCoopers LLP, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.



GALAXY TAX-EXEMPT BOND FUNDS                                                 55

GALAXY TAX-EXEMPT BOND FUND
(For a share outstanding throughout each period)

                                                                           YEARS ENDED OCTOBER 31,
                                          ------------------------------------------------------------------------------------------
                                                 2000            1999              1998            1997                1996
                                          ------------------------------------------------------------------------------------------
                                           RETAIL   RETAIL  RETAIL  RETAIL    RETAIL  RETAIL  RETAIL   RETAIL    RETAIL    RETAIL
                                             A        B       A       B         A       B        A       B         A         B
                                           SHARES   SHARES  SHARES  SHARES    SHARES  SHARES  SHARES   SHARES    SHARES    SHARES(1)
======================================    ==========================================================================================
Net asset value, beginning of period       $10.33   $10.33  $11.30   $11.30   $11.06  $11.06   $10.78   $10.78   $10.78   $10.94
--------------------------------------    ------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(2)                   0.47     0.40    0.46     0.39     0.48    0.42     0.50     0.43     0.50     0.27
--------------------------------------    ------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments                      0.35     0.35   (0.83)   (0.83)    0.34    0.33     0.29     0.29     -       (0.16)
--------------------------------------    ------------------------------------------------------------------------------------------
Total from investment operations             0.82     0.75   (0.37)   (0.44)    0.82    0.75     0.79     0.72     0.50     0.11

LESS DIVIDENDS:
  Dividends from net investment income      (0.47)   (0.40)  (0.46)   (0.39)   (0.49)  (0.42)   (0.50)   (0.43)   (0.50)   (0.27)
--------------------------------------    ------------------------------------------------------------------------------------------
  Dividends from net realized capital          -         -   (0.14)   (0.14)   (0.09)  (0.09)   (0.01)   (0.01)      -        -
   gains
--------------------------------------    ------------------------------------------------------------------------------------------
Total dividends                             (0.47)   (0.40)  (0.60)   (0.53)   (0.58)  (0.51)   (0.51)   (0.44)   (0.50)   (0.27)

Net increase (decrease) in net asset         0.35     0.35   (0.97)   (0.97)    0.24    0.24     0.28     0.28       -     (0.16)
 value
--------------------------------------    ------------------------------------------------------------------------------------------
Net asset value, end of period             $10.68   $10.68  $10.33   $10.33   $11.30  $11.30   $11.06   $11.06   $10.78   $10.78
======================================    ==========================================================================================
Total return(3)                              8.12%    7.41%  (3.45)%  (4.07)%   7.60%   6.95%    7.49%    6.83%    4.77%    1.08%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)       $21,229   $3,426 $25,704   $3,382  $24,764  $2,715  $25,465   $1,690  $28,339     $787
--------------------------------------    ------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Net investment income including
  reimbursement/waiver                       4.48%    3.82%   4.25%    3.61%    4.32%   3.71%    4.60%    3.95%    4.68%    4.08%(5)
--------------------------------------    ------------------------------------------------------------------------------------------
  Operating expenses including
  reimbursement/waiver                       0.89%    1.55%   0.92%    1.55%    0.94%   1.55%    0.95%    1.60%    0.93%    1.57%(5)
--------------------------------------    ------------------------------------------------------------------------------------------
  Operating expenses excluding
  reimbursement/waiver                       1.10%    1.75%   1.12%    1.75%    1.15%   1.76%    1.18%    1.83%    1.18%    1.77%(5)
--------------------------------------    ------------------------------------------------------------------------------------------
Portfolio turnover rate                        73%      73%     23%      23%      59%     59%      78%      78%      15%      15%

(1) The Fund began offering Retail B Shares on March 4, 1996.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.45, $0.44, $0.46, $0.47 and $0.48, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 was $0.38, $0.37, $0.40, $0.40 and $0.25, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) Not annualized.

(5) Annualized.


56                                                 GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW JERSEY MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                                          PERIOD ENDED
                                                                     YEARS ENDED OCTOBER 31,               OCTOBER 31,
                                                                ----------------------------------------------------------
                                                                     2000                1999                 1998(1)
                                                                ----------------------------------------------------------
                                                                RETAIL A SHARES     RETAIL A SHARES      RETAIL A SHARES
===========================================================     ================= ==================== ===================
Net asset value, beginning of period                                 $9.56              $10.24               $10.00
-----------------------------------------------------------     ----------------- -------------------- -------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                           0.40                0.36                 0.20
-----------------------------------------------------------     ----------------- -------------------- -------------------
   Net realized and unrealized gain (loss) on investments             0.31               (0.68)                0.24
-----------------------------------------------------------     ----------------- -------------------- -------------------
Total from investment operations                                      0.71               (0.32)                0.44

LESS DIVIDENDS:
   Dividends from net investment income                              (0.39)              (0.36)               (0.20)
--------------------------------------------------------------------------------------------------------------------------
Total dividends                                                      (0.39)              (0.36)               (0.20)

Net increase (decrease) in net asset value                            0.32               (0.68)                0.24
-----------------------------------------------------------     ----------------- -------------------- -------------------
Net asset value, end of period                                       $9.88               $9.56               $10.24
===========================================================     ================= ==================== ===================
Total return(3)                                                       7.61%              (3.24)%               4.34%(4)
-----------------------------------------------------------     ----------------- -------------------- -------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                $1,198              $1,302                 $815
-----------------------------------------------------------     ----------------- -------------------- -------------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver               4.03%               3.56%                3.62%(5)
-----------------------------------------------------------     ----------------- -------------------- -------------------
   Operating expenses including reimbursement/waiver                  0.99%               1.11%                1.09%(5)
-----------------------------------------------------------     ----------------- -------------------- -------------------
   Operating expenses excluding reimbursement/waiver                  2.02%               2.11%                3.65%(5)
-----------------------------------------------------------     ----------------- -------------------- -------------------
Portfolio turnover rate                                                 77%                 41%                  53%(4)

(1) The Fund commenced operations on April 3, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 was $0.30, $0.26 and $0.06, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares.

(4) Not annualized.

(5) Annualized.

GALAXY TAX-EXEMPT BOND FUNDS                                                 57

GALAXY NEW YORK MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                    YEARS ENDED OCTOBER 31,
                                                                  ---------------------------------------------------------
                                                                     2000        1999         1998       1997       1996
                                                                  ----------  ----------  ----------  ---------  ----------
                                                                   RETAIL A    RETAIL A    RETAIL A    RETAIL A   RETAIL A
                                                                    SHARES      SHARES      SHARES      SHARES     SHARES
=============================================================     ==========  ==========  ==========  =========  ==========
Net asset value, beginning of period                                $10.57      $11.44      $11.09      $10.75     $10.78
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                           0.48        0.48        0.48        0.49       0.48
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
   Net realized and unrealized gain (loss) on investments            (0.44)      (0.89)       0.35        0.34      (0.03)
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
Total from investment operations                                     (0.92)      (0.41)       0.83        0.83       0.45

LESS DIVIDENDS:
   Dividends from net investment Income                              (0.50)      (0.46)      (0.48)      (0.49)     (0.48)
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
Total dividends                                                      (0.50)      (0.46)      (0.48)      (0.49)     (0.48)

Net increase (decrease) in net asset value                            0.42       (0.87)       0.35        0.34      (0.03)
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
Net asset value, end of period                                      $10.99      $10.57      $11.44      $11.09     $10.75
=============================================================     ==========  ==========  ==========  =========  ==========
Total return (2)                                                      8.93%      (3.72)%      7.65%       7.93%      4.31%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                               $38,700     $41,343     $48,218     $38,434    $40,154
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver               4.47%       4.31%       4.27%       4.52%      4.50%
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
   Operating expenses including reimbursement/waiver                  0.95%       0.96%       0.87%       0.94%      0.95%
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
   Operating expenses excluding reimbursement/waiver                  1.17%       1.16%       1.20%       1.26%      1.35%
-------------------------------------------------------------     ----------  ----------  ----------  ---------  ----------
Portfolio turnover rate                                                 37%         24%         27%         61%        12%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.45, $0.46, $0.45, $0.45 and $0.44, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.


58                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                    YEARS ENDED OCTOBER 31,
                                                                 -----------------------------------------------------------
                                                                     2000        1999         1998       1997       1996
                                                                 -----------------------------------------------------------
                                                                   RETAIL A    RETAIL A    RETAIL A    RETAIL A   RETAIL A
                                                                    SHARES      SHARES      SHARES      SHARES     SHARES
===============================================================  ============ =========== =========== ========== ===========
Net asset value, beginning of period                                $10.09      $10.82      $10.47      $10.14     $10.13
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                           0.44        0.43        0.43        0.45       0.42
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
   Net realized and unrealized gain (loss) on investments             0.30       (0.73)       0.35        0.33       0.01
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
Total from investment operations                                      0.74       (0.30)       0.78        0.78       0.43

LESS DIVIDENDS:
   Dividends from net investment Income                              (0.44)      (0.43)      (0.43)      (0.45)     (0.42)
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
Total dividends                                                      (0.44)      (0.43)      (0.43)      (0.45)     (0.42)

Net increase (decrease) in net asset Value                            0.30       (0.73)       0.35        0.33      (0.01)
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
Net asset value, end of period                                      $10.39      $10.09      $10.82      $10.47     $10.14
===============================================================  ============ =========== =========== ========== ===========
Total return(2)                                                       7.50%      (2.87)%      7.58%       7.86%      4.32%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                               $25,346     $26,715     $24,856     $23,355    $23,244
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver               4.30%       4.07%       4.02%       4.30%      4.13%
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
   Operating expenses including reimbursement/waiver                  0.84%       0.85%       0.88%       0.70%      0.70%
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
   Operating expenses excluding reimbursement/waiver                  1.25%       1.25%       1.31%       1.31%      1.38%
---------------------------------------------------------------  ------------ ----------- ----------- ---------- -----------
Portfolio turnover rate                                                 33%         53%         46%         42%         3%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.40, $0.39, $0.38, $0.38 and $0.35, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.


GALAXY TAX-EXEMPT BOND FUNDS                                                 59

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                    YEARS ENDED OCTOBER 31,
                                                                ------------ ----------- ----------- ----------- -----------
                                                                     2000        1999         1998       1997       1996
                                                                ------------ ----------- ----------- ----------- -----------
                                                                   RETAIL A    RETAIL A    RETAIL A    RETAIL A   RETAIL A
                                                                    SHARES      SHARES      SHARES      SHARES     SHARES
=============================================================   ============ =========== =========== =========== ===========
Net asset value, beginning of period                                 $9.76      $10.53      $10.25       $9.94      $9.98
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                           0.45        0.43        0.46        0.45       0.43
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
   Net realized and unrealized gain (loss) on investments             0.34       (0.77)       0.27        0.32      (0.04)
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
Total from investment operations                                      0.79       (0.34)       0.73        0.77       0.39

LESS DIVIDENDS:
   Dividends from net investment income                              (0.45)      (0.43)      (0.45)      (0.46)     (0.43)
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
Total dividends                                                      (0.45)      (0.43)      (0.45)      (0.46)     (0.43)

Net increase (decrease) in net asset value                           (0.34)      (0.77)       0.28        0.31      (0.04)
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
Net asset value, end of period                                      $10.10       $9.76      $10.53      $10.25      $9.94
=============================================================   ============ =========== =========== =========== ===========
Total return(2)                                                       8.30%      (3.35)%      7.22%       7.92%      4.05%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                               $33,830     $39,696     $44,189     $33,318    $26,275
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver               4.55%       4.18%       4.30%       4.38%      4.42%
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
   Operating expenses including reimbursement/waiver                  0.75%       0.79%       0.78%       0.63%      0.66%
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
   Operating expenses excluding reimbursement/waiver                  1.15%       1.19%       1.21%       1.20%      1.32%
-------------------------------------------------------------   ------------ ----------- ----------- ----------- -----------
Portfolio turnover rate                                                 34%         34%         44%         48%        16%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.41, $0.39, $0.41, $0.39 and $0.37, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.


60                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                    YEARS ENDED OCTOBER 31,
                                                                  ----------------------------------------------------------
                                                                     2000        1999         1998       1997       1996
                                                                  ----------- ----------  ----------- ---------- -----------
                                                                   RETAIL A    RETAIL A    RETAIL A    RETAIL A   RETAIL A
                                                                    SHARES      SHARES      SHARES      SHARES     SHARES
================================================================  =========== ==========  =========== ========== ===========
Net asset value, beginning of period                                 $10.36      $11.18      $10.91      $10.65     $10.67
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                            0.48(3)     0.48        0.50        0.48       0.51
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
   Net realized and unrealized gain on investments                     0.39       (0.77)       0.29        0.32       0.03
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
Total from investment operations                                       0.87       (0.29)       0.79        0.80       0.54

LESS DIVIDENDS:
   Dividends from net investment Income                               (0.48)      (0.48)      (0.50)      (0.50)     (0.51)
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
   Dividends from net realized capital gains                           -          (0.05)      (0.02)      (0.04)     (0.05)
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
Total dividends                                                       (0.48)      (0.53)      (0.52)      (0.54)     (0.56)

Net increase (decrease) in net asset value                             0.39       (0.82)       0.27        0.26      (0.02)
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
Net asset value, end of period                                       $10.75      $10.36      $11.18      $10.91     $10.65
================================================================  =========== ==========  =========== ========== ===========
Total return(2)                                                        8.65%      (2.73)%      7.35%       7.78%      5.22%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                $26,023     $19,833     $20,210     $17,134    $14,900
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                4.58%       4.41%       4.52%       4.50%      4.78%
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
   Operating expenses including reimbursement/waiver                   0.73%       0.80%       0.81%       0.83%      0.77%
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
   Operating expenses excluding reimbursement/waiver                   1.06%       1.20%       1.23%       1.34%      1.34%
----------------------------------------------------------------  ----------- ----------  ----------- ---------- -----------
Portfolio turnover rate                                                  43%         34%         41%         19%        13%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.45, $0.44, $0.45, $0.43 and $0.45, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.



GALAXY TAX-EXEMPT BOND FUNDS                                                 61

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
(For a share outstanding throughout each period)

                                                                                    JUNE 26, 2000
                                                                                      THROUGH
                                                                                     OCTOBER 31,
                                                                                        2000*
                                                                                   ---------------
                                                                                   RETAIL A SHARES
=============================================================================     ================
Net asset value, beginning of period                                                    $9.82
-----------------------------------------------------------------------------     ----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                                               0.15(4)
-----------------------------------------------------------------------------     ----------------
   Net realized and unrealized gain (loss) on investments                                 0.19
-----------------------------------------------------------------------------     ----------------
Total from investment operations                                                          0.34

LESS DIVIDENDS:
   Dividends from net investment income                                                  (0.15)
-----------------------------------------------------------------------------     ----------------
   Dividends from net realized capital gains                                                -
-----------------------------------------------------------------------------     ----------------
Total dividends                                                                          (0.15)

Net increase (decrease) in net asset value                                                0.19
-----------------------------------------------------------------------------     ----------------
Net asset value, end of period                                                          $10.01
=============================================================================     ================
Total return                                                                              3.24%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                                        $1
-----------------------------------------------------------------------------     ----------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/ waiver                                  4.21%(3)
-----------------------------------------------------------------------------     ----------------
   Operating expenses including reimbursement/ waiver                                     0.94%(3)
-----------------------------------------------------------------------------     ----------------
   Operating expenses excluding reimbursement/ waiver                                     1.69%(3)
-----------------------------------------------------------------------------     ----------------
Portfolio turnover rate                                                                     38%(2)

*   The Fund began offering Retail A Shares on June 26, 2000.

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2000 was $0.13(4).

(2) Not annualized.

(3) Annualized.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


62                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                   JUNE 26, 2000
                                                                                      THROUGH
                                                                                    OCTOBER 31,
                                                                                        2000*
                                                                                  ----------------
                                                                                   RETAIL A SHARES
=============================================================================     ================
Net asset value, beginning of period                                                    $10.22
-----------------------------------------------------------------------------     ----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                                                0.15(4)
-----------------------------------------------------------------------------     ----------------
   Net realized and unrealized gain (loss) on investments                                  0.19
-----------------------------------------------------------------------------     ----------------
Total from investment operations                                                           0.34

LESS DIVIDENDS:
   Dividends from net investment income                                                  (0.15)
-----------------------------------------------------------------------------     ----------------
   Dividends from net realized capital gains                                                -
-----------------------------------------------------------------------------     ----------------
Total dividends                                                                          (0.15)

Net increase (decrease) in net asset value                                                0.19
-----------------------------------------------------------------------------     ----------------
Net asset value, end of period                                                          $10.41
=============================================================================     ================
Total return                                                                              3.23%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                                       $66
-----------------------------------------------------------------------------     ----------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/ waiver                                  4.20%(3)
-----------------------------------------------------------------------------     ----------------
   Operating expenses including reimbursement/ waiver                                     0.95%(3)
-----------------------------------------------------------------------------     ----------------
   Operating expenses excluding reimbursement/ waiver                                     1.37%(3)
-----------------------------------------------------------------------------     ----------------
Portfolio turnover rate                                                                     30%(2)

*   The Fund began offering Retail A Shares on June 26, 2000.

(1) Net investment income before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2000 was $0.14(4).

(2) Not annualized.

(3) Annualized.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


GALAXY TAX-EXEMPT BOND FUNDS                                                 63

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                    JUNE 26, 2000
                                                                                       THROUGH
                                                                                    OCTOBER 31,
                                                                                       2000*
                                                                                  ----------------
                                                                                   RETAIL A SHARES
=============================================================================     ================
Net asset value, beginning of period                                                    $10.00
-----------------------------------------------------------------------------     ----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                                               0.15(4)
-----------------------------------------------------------------------------     ----------------
   Net realized and unrealized gain (loss) on investments                                 0.18
-----------------------------------------------------------------------------     ----------------
Total from investment operations                                                          0.33

LESS DIVIDENDS:
   Dividends from net investment income                                                  (0.15)
-----------------------------------------------------------------------------     ----------------
   Dividends from net realized capital gains                                                 -
-----------------------------------------------------------------------------     ----------------
Total dividends                                                                          (0.15)

Net increase (decrease) in net asset value                                                0.18
-----------------------------------------------------------------------------     ----------------
Net asset value, end of period                                                          $10.18
=============================================================================     ================
Total return                                                                              3.36%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                                    $1,345
-----------------------------------------------------------------------------     ----------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/ waiver                                  4.20(3)
-----------------------------------------------------------------------------     ----------------
   Operating expenses including reimbursement/ waiver                                     0.93%(3)
-----------------------------------------------------------------------------     ----------------
   Operating expenses excluding reimbursement/ waiver                                     1.09%(3)
-----------------------------------------------------------------------------     ----------------
Portfolio turnover rate                                                                     20%(2)

*   The Fund began offering Retail A Shares on June 26, 2000.

(1) Net investment income before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2000 was $0.15(4)

(2) Not annualized.

(3) Annualized.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


64                                                  GALAXY TAX-EXEMPT BOND FUNDS

                      This page intentionally left blank

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is
811-4636.

PROGALTEBND 3/1/01

[GRAPHIC]

PROSPECTUS
February  28, 2001

GALAXY SHORT-TERM BOND FUND

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

GALAXY HIGH QUALITY BOND FUND

GALAXY CORPORATE BOND FUND

TRUST SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                          Galaxy Taxable Bond Funds

[SIDENOTE] THE GALAXY FUND
                                                             [GALAXY FUNDS LOGO]

         CONTENTS

     1    RISK/RETURN SUMMARY

     1    Introduction

     2    Galaxy Short-Term Bond Fund

     6    Galaxy Intermediate Government Income Fund

     10   Galaxy High Quality Bond Fund

     14   Galaxy Corporate Bond Fund

     18   Additional information about risk

     19   Investor guidelines

     20   FUND MANAGEMENT

     21   HOW TO INVEST IN THE FUNDS

     21   Buying and selling shares

     22   HOW TO BUY SHARES

     23   HOW TO SELL SHARES

     24   OTHER TRANSACTION POLICIES

     25   DIVIDENDS, DISTRIBUTIONS AND TAXES

     27   HOW TO REACH GALAXY


     28   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Taxable Bond Funds. Each Fund invests primarily in debt obligations, such as bonds, notes and commercial paper.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you. On page 19, you'll find a table that provides a general guide to help you decide which of the Galaxy Taxable Bond Funds is best suited to you.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.



          GALAXY TAXABLE BOND FUNDS                                            1

GALAXY SHORT-TERM BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be less than three years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular compnanies or industries.

[SIDENOTE]
PRESERVATION OF CAPITAL

Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[SIDENOTE]

DEBT OBLIGATIONS

When a Fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.



2                                            GALAXY TAXABLE BOND FUNDS

GALAXY SHORT-TERM BOND FUND

In addition, the Fund also carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

[SIDENOTE]
AVERAGE WEIGHTED MATURITY

Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.

[SIDENOTE]

DURATION

Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity, which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments, and final payments) on the debt obligations held by a fund.



          GALAXY TAXABLE BOND FUNDS                                            3

GALAXY SHORT-TERM BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

        1992     5.81%
        1993     6.41%
        1994    -0.33%
        1995    11.26%
        1996     3.65%
        1997     5.82%
        1998     6.34%
        1999     2.56%
        2000     7.77%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.



                                                                        SINCE
                                            1 YEAR       5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------------
Trust Shares                                 7.77%        5.21%      5.43%     (12/30/91)
 .................................................................................................

Lehman Brothers One to Three Year
Government Bond Index                        8.17%        5.95%      5.83%     (since 12/31/91)
-------------------------------------------------------------------------------------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


[SIDENOTE]
BEST QUARTER:
4.14% for the
quarter ending
September 30,
1992

WORST QUARTER:
-0.72% for the
quarter ending
March 31, 1994

[SIDENOTE]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.


4                                           GALAXY TAXABLE BOND FUNDS

GALAXY SHORT-TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)       None             0.29%        1.04%(1)
------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.50%. Total Fund operating expenses after this waiver are expected to be 0.79%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------
Trust Shares              $106         $331        $574       $1,271
----------------------------------------------------------------------





[SIDENOTE]

PORTFOLIO MANAGER
The Adviser's taxable bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since October 1999.


          GALAXY TAXABLE BOND FUNDS                                            5

                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. It also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goals.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

[SIDENOTE]
U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


6                                             GALAXY TAXABLE BOND FUNDS

                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

In addition, the Fund also carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


          GALAXY TAXABLE BOND FUNDS                                            7

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

        1991    15.77%
        1992     7.11%
        1993     5.58%
        1994    -3.70%
        1995    16.01%
        1996     2.05%
        1997     8.12%
        1998     8.62%
        1999    -1.72%
        2000    11.74%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to broad-based market indices.

                                                                     SINCE
                                1 YEAR     5 YEARS     10 YEARS  INCEPTION
---------------------------------------------------------------------------------------------
Trust Shares                    11.74%       5.65%        6.77%      7.13%    (9/1/88)
 .............................................................................................
Lehman Brothers Intermediate
Government/Credit Bond Index    10.12%       6.11%        7.36%      7.92%    (since 8/31/88)
 .............................................................................................
Lehman Brothers Aggregate
Bond Index                      11.63%       6.46%        7.96%      8.60%    (since 8/31/88)
---------------------------------------------------------------------------------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]
BEST QUARTER:  6.13% for the quarter ending September 30, 1992

WORST QUARTER: -2.90% for the quarter ending March 31, 1994

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.


8                                           GALAXY TAXABLE BOND FUNDS

                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)



                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)      None              0.15%        0.90%(1)
----------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.70%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                          1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------
Trust Shares                 $92         $287       $498        $1,108
----------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.


          GALAXY TAXABLE BOND FUNDS                                            9

                         GALAXY HIGH QUALITY BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.


10                                           GALAXY TAXABLE BOND FUNDS

                         GALAXY HIGH QUALITY BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund also carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


          GALAXY TAXABLE BOND FUNDS                                           11

                         GALAXY HIGH QUALITY BOND FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

        1991    15.12%
        1992     6.77%
        1993    12.81%
        1994    -6.43%
        1995    21.41%
        1996     1.59%
        1997     9.23%
        1998     9.42%
        1999    -3.99%
        2000    12.88%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to broad-based market indices.

                                                                     SINCE
                                1 YEAR     5 YEARS     10 YEARS  INCEPTION
---------------------------------------------------------------------------------------------
Trust Shares                    12.88%       5.64%        7.56%      7.56%  (12/14/90)
 .............................................................................................
Lehman Brothers Government/
Credit Bond Index               11.85%       6.24%        8.00%      8.10%  (since 11/30/90)
 .............................................................................................
Lehman Brothers Intermediate
Government/Credit Bond Index    10.12%       6.11%        7.36%      7.44%  (since 11/30/90)
---------------------------------------------------------------------------------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]
BEST QUARTER: 7.59% for the quarter ending June 30, 1995

WORST QUARTER: -3.85% for the quarter ending March 31, 1994

The Lehman Brothers Government/Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.


[SIDENOTE]
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.


12                                           GALAXY TAXABLE BOND FUNDS

                         GALAXY HIGH QUALITY BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)           None           0.24%        0.99%(1)
----------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.79%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------
Trust Shares              $101         $315       $547        $1,213
--------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.


               GALAXY TAXABLE BOND FUNDS                                      13

                           GALAXY CORPORATE BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in corporate debt obligations. These include obligations that are issued by U.S. and foreign business corporations and obligations issued by agencies, instrumentalities or authorities that are organized as corporations by the U.S., by states or political subdivisions of the U.S., or by foreign governments or political subdivisions. The Fund also invests in obligations issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be three to ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


14                                           GALAXY TAXABLE BOND FUNDS

                           GALAXY CORPORATE BOND FUND

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


     GALAXY TAXABLE BOND FUNDS                                                15

                           GALAXY CORPORATE BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

        1995    15.91%
        1996     3.10%
        1997     8.13%
        1998     8.18%
        1999    -1.83%
        2000    10.11%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                        SINCE
                                            1 YEAR        5 YEARS   INCEPTION
---------------------------------------------------------------------------------------------------
Trust Shares                                10.11%        5.45%      7.17%      (12/12/94)
 ...................................................................................................
Lehman Brothers Intermediate
Government/Credit Bond Index                10.12%        6.11%      7.55%      (since 11/30/94)
---------------------------------------------------------------------------------------------------



For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


[SIDENOTE]
BEST QUARTER: 5.50% for the quarter ending June 30, 1995

WORST QUARTER: -1.50% for the quarter ending March 31, 1996

[SIDENOTE]

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.



16                                           GALAXY TAXABLE BOND FUNDS

                           GALAXY CORPORATE BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                              MANAGEMENT    DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)       None              0.28%        1.03%(1)
------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.83%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                  $105         $328       $569        $1,259
----------------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Lindsay has managed the Fund since it began operations in 1994. He has been with the Adviser and its predecessors since 1986.


          GALAXY TAXABLE BOND FUNDS                                           17

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Taxable Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Under unusual market conditions, each Fund may hold uninvested cash (which will not earn any income) and invest without limit in money market instruments, including short-term U.S. Government securities. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.



18                                         GALAXY TAXABLE BOND FUNDS

                              INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of the Galaxy Taxable Bond Funds. It's meant as a general guide only. Consult your financial adviser to help you decide which Fund is right for you.

--------------------------------------------------------------------
   GALAXY FUND                MAY BE BEST SUITED FOR INVESTORS WHO..
--------------------------------------------------------------------
Galaxy Short-Term             -    want current income greater than
Bond Fund                          that normally provided by a money
                                   market fund

                              -    want less change in the value of
                                   their investment than normally
                                   associated with long-term funds
 ....................................................................
Galaxy Intermediate           -    want current income
Government Income Fund
                              -    want the extra margin of safety
                                   associated with U.S. Government
                                   securities

                              -    can accept fluctuations in price
                                   and yield
 ....................................................................
Galaxy High Quality           -    want current income
Bond Fund
                              -    want the added safety associated
                                   with bonds with lower credit risk
                                   than other debt securities

                              -    can accept fluctuations in price
                                   and yield
 ....................................................................
Galaxy Corporate              -    want current income from corporate
Bond Fund                          debt securities

                              -    can accept fluctuations in price
                                   and yield
--------------------------------------------------------------------


          GALAXY TAXABLE BOND FUNDS                                           19

                                FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

                                     MANAGEMENT FEE
FUND                   AS A % OF AVERAGE NET ASSETS
---------------------------------------------------
Short-Term Bond Fund                          0.51%
 ...................................................
Intermediate
Government Income
Fund                                          0.55%
---------------------------------------------------
High Quality Bond Fund                        0.55%
---------------------------------------------------
Corporate Bond Fund                           0.55%
---------------------------------------------------


SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.


          20                             GALAXY TAXABLE BOND FUNDS

                           HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation

-    Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.

In addition to the above types of investors, Trust Shares of the Corporate Bond Fund are also available for purchase by:

- customers of financial institutions, such as broker-dealers, banks, and savings and loan associations, including financial institutions affiliated with the Adviser

-    investors purchasing shares directly from Galaxy's distributor.

You can buy and sell Trust Shares of the Funds on any business day. For customers of financial institutions (including customers maintaining qualified accounts) and participants in employer-sponsored plans, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your financial institution or employer-sponsored plan are open for business. For investors purchasing shares directly from Galaxy's distributor, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open.


The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market
Association) are open at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).

If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[SIDENOTE]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.


        GALAXY TAXABLE BOND FUNDS                                             21

HOW TO BUY SHARES

If you are a customer of a financial institution (including a customer who maintains a qualified account) or a participant in an employer-sponsored plan, you can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payments to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

You can also buy Trust Shares of the Corporate Bond Fund directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to the Galaxy Corporate Bond Fund, to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

     Fleet National Bank
     100 Federal Street
     Boston, MA 02110
     ABA #0110-0013-8
     DDA #79673-5702
     Ref: The Galaxy Fund
     (Account number)
     (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effective until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

[SIDENOTE]
INVESTMENT MINIMUMS

Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.


22                                        GALAXY TAXABLE BOND FUNDS

HOW TO SELL SHARES

If you are a customer of a financial institution (including a customer who maintains a qualified account) or a participant in an employer-sponsored plan, you can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.

You can also sell Trust Shares of the Corporate Bond Fund directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL

     Send your request in writing to:
     The Galaxy Fund
     P.O. Box 6520
     Providence, RI 02940-6520

You must include the following:

-    The name of the Fund

-    The number of shares or the dollar amount you want to sell

-    Your account number

-    Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares

[SIDENOTE]
SIGNATURE GUARANTEES

When selling your shares either by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


         GALAXY TAXABLE BOND FUNDS                                            23
and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

OTHER TRANSACTION POLICIES

If you purchased your shares through a financial institution or employer-sponsored plan and Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy, will advise your financial institution or plan administrator if this happens.

If you purchased shares directly from Galaxy's distributor and Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell shares by wire or telephone if it believes it is advisable to do so. Galaxy may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you purchased your shares directly from Galaxy's distributor and you sell your shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

If you sell your shares through a financial institution or employer-sponsored plan, sales proceeds are normally wired to your financial institution or plan administrator on the next business day. If you sell your shares directly through Galaxy's distributor, sales proceeds are normally sent to you within three business days. In each case, Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.


24                                      GALAXY TAXABLE BOND FUNDS

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally - but not always - consist primarily of ordinary income rather than capital gains. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing or, if you purchased your shares directly from Galaxy's distributor, you indicate on the account application or in a letter to Galaxy, that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


          GALAXY TAXABLE BOND FUNDS                                           25

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


26                                           GALAXY TAXABLE BOND FUNDS

                               HOW TO REACH GALAXY

If you purchased your shares directly from Galaxy's distributor, you can reach Galaxy in any of the following ways:

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at
1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]
HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.


         GALAXY TAXABLE BOND FUNDS                                           27

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors.

GALAXY SHORT-TERM BOND FUND

(For a share outstanding throughout each period)

                                                                         YEARS ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                              TRUST SHARES
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   9.86     $  10.10     $     10.01     $      9.99     $     10.06
 .........................................................   ........     ........     ...........     ...........     ...........
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                     0.54(2)      0.51            0.54            0.54            0.55
 .........................................................   ........     ........     ...........     ...........     ...........
   Net realized and unrealized gain (loss) on investments       0.03        (0.25)           0.11            0.02           (0.07)
---------------------------------------------------------   --------     --------     -----------     -----------     -----------
Total from investment operations                                0.57         0.26            0.65            0.56            0.48

LESS DIVIDENDS:
   Dividends from net investment income                        (0.57)       (0.50)          (0.56)          (0.54)          (0.55)
---------------------------------------------------------   --------     --------     -----------     -----------     -----------
Total dividends                                                (0.57)       (0.50)          (0.56)          (0.54)          (0.55)

Net increase (decrease) in net asset value                      --          (0.24)           0.09            0.02           (0.07)
 .........................................................   ........     ........     ...........     ...........     ...........
Net asset value, end of period                              $   9.86     $   9.86     $     10.10     $     10.01     $      9.99
---------------------------------------------------------   --------     --------     -----------     -----------     -----------
---------------------------------------------------------   --------     --------     -----------     -----------     -----------
Total return                                                    6.04%        2.67%           6.68%           5.77%           4.91%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $ 83,876     $ 31,438     $    38,071     $    49,837     $    58,227
 .........................................................   ........     ........     ...........     ...........     ...........
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver         5.56%        5.10%           5.33%           5.43%           5.49%
 .........................................................   ........     ........     ...........     ...........     ...........
   Operating expenses including reimbursement/waiver            0.81%        0.86%           0.85%           0.86%           0.84%
 .........................................................   ........     ........     ...........     ...........     ...........
   Operating expenses excluding reimbursement/waiver            1.04%        1.06%           1.05%           1.07%           1.08%
 .........................................................   ........     ........     ...........     ...........     ...........
Portfolio turnover rate                                          110%         151%            133%            173%            214%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.52, $0.49, $0.52, $0.52 and $0.53, respectively.


(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.



28                                           GALAXY TAXABLE BOND FUNDS

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
(For a share outstanding throughout each period)


                                                                         YEARS ENDED OCTOBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                               2000            1999          1998           1997         1996
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        TRUST SHARES
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   9.85       $  10.50       $  10.18      $  10.06       $  10.28
 .........................................................    ........        ........     .........      ........       ........
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                      0.58(2)           0.56           0.59          0.62           0.60
 .........................................................    ........        ........     .........      ........     ..........
   Net realized and unrealized gain
   (loss) on investments                                         0.11          (0.65)          0.35          0.12          (0.22)
---------------------------------------------------------    --------        --------      --------      --------        --------
Total from investment operations                                 0.69          (0.09)          0.94          0.74           0.38
LESS DIVIDENDS:
   Dividends from net investment income                         (0.59)         (0.56)         (0.62)        (0.62)         (0.60)
---------------------------------------------------------    --------        --------      --------      --------        --------
Total dividends                                                 (0.59)         (0.56)         (0.62)        (0.62)         (0.60)
Net increase (decrease) in net asset value                       0.10          (0.65)          0.32          0.12          (0.22)
 .........................................................     ........       ........      .........      ........     ..........
Net asset value, end of period                               $   9.95        $   9.85      $  10.50      $  10.18        $  10.06
---------------------------------------------------------    --------        --------      --------      --------        --------
---------------------------------------------------------    --------        --------      --------      --------        --------
Total return                                                     7.29%         (0.86)%         9.52%         7.63%          3.88%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                         $451,501       $234,880       $239,763       $209,215       $213,750
 .........................................................    ........       ........       .........      ........     ..........
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver          5.90%          5.53%          5.77%         6.19%          5.98%
 .........................................................     ........        ........     .........      ........     ..........
   Operating expenses including reimbursement/waiver             0.70%          0.72%          0.73%         0.74%          0.75%
 .........................................................     ........        ........     .........      ........     ..........
   Operating expenses excluding reimbursement/waiver             0.90%          0.92%          0.93%         0.94%          0.95%
 .........................................................     ........        ........     .........      ........     ..........
Portfolio turnover rate                                            99%           184%           205%          128%           235%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.40, $0.54, $0.57, $0.60 and $0.58, respectively.


(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.


          GALAXY TAXABLE BOND FUNDS                                           29

GALAXY HIGH QUALITY BOND FUND
(For a share outstanding throughout each period)


                                                                         YEARS ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                2000            1999            1998            1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            TRUST SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.25       $   11.20       $   10.70       $   10.47       $ 10.63
 .........................................................    ........       .........       .........       .........       ........
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                      0.61            0.58            0.59            0.61          0.62
 .........................................................    ........       .........       .........       .........       ........
   Net realized and unrealized gain (loss) on investments        0.11           (0.86)           0.50            0.23         (0.16)
---------------------------------------------------------    --------         --------       --------        --------      --------
Total from investment operations                                 0.72           (0.28)           1.09            0.84          0.46

LESS DIVIDENDS:
   Dividends from net investment income                         (0.62)          (0.58)          (0.59)          (0.61)        (0.62)
 .........................................................     ........       .........       .........       .........      ........
   Dividends from net realized capital gains                     --             (0.09)           --              --            --
---------------------------------------------------------     --------        --------        --------        --------      --------
Total dividends                                                 (0.62)          (0.67)          (0.59)          (0.61)        (0.62)
Net increase (decrease) in net asset value                       0.10           (0.95)           0.50            0.23         (0.16)
 .........................................................     ........       .........       .........       .........      ........
Net asset value, end of period                              $   10.35       $   10.25       $   11.20       $   10.70       $ 10.47
------------------------------------------------------------------------------------------------------------------------------------
Total return                                                     7.27%          (2.52)%         10.50%           8.36%         4.46%
---------------------------------------------------------     --------        --------        --------        --------      --------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $ 558,789       $ 237,772       $ 217,143       $ 182,398       $149,075
 .........................................................   .........       .........       .........       .........       ........
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver          5.99%           5.46%           5.43%           5.88%         5.88%
 .........................................................   .........        .........       .........       .........      ........
   Operating expenses including reimbursement/waiver             0.78%           0.84%           0.87%           0.87%         0.85%
 .........................................................   .........        .........       .........       .........      ........
   Operating expenses excluding reimbursement/waiver             0.99%           1.04%           1.07%           1.09%         1.06%
 .........................................................   .........        .........       .........       .........      ........
Portfolio turnover rate                                           104%            226%            253%            182%          163%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.59, $0.56, $0.56, $0.59 and $0.60, respectively.


30                                      GALAXY TAXABLE BOND FUNDS

GALAXY CORPORATE BOND FUND
(For a share outstanding throughout each period)


                                                                         YEARS ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                               2000            1999            1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          TRUST SHARES
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   10.22       $   10.90       $   10.63       $   10.53      $   10.74
 .........................................................   .........       .........       .........       .........      ........
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                      0.61            0.59            0.62            0.66           0.64
 .........................................................   .........       .........       .........       .........      ........
   Net realized and unrealized gain (loss) on investments       (0.05)          (0.68)           0.30            0.11         (0.13)
---------------------------------------------------------     --------        --------        --------        --------      --------
Total from investment operations                                 0.56           (0.09)           0.92            0.77           0.51

LESS DIVIDENDS:
   Dividends from net investment income                         (0.64)          (0.59)          (0.65)          (0.66)        (0.64)
 .........................................................   .........        .........       .........       .........      ........
   Dividends from net realized capital gains                     --              --              --             (0.01)        (0.08)
---------------------------------------------------------     --------        --------        --------        --------      --------
Total dividends                                                 (0.64)          (0.59)          (0.65)          (0.67)        (0.72)
Net increase (decrease) in net asset value                      (0.08)          (0.68)           0.27            0.10         (0.21)
 .........................................................   .........        .........       .........       .........      ........
Net asset value, end of period                              $   10.14       $   10.22       $   10.90       $   10.63      $   10.53
---------------------------------------------------------     --------        --------        --------        --------      --------
---------------------------------------------------------     --------        --------        --------        --------      --------
Total return                                                     5.69%          (0.82)%          8.96%           7.56%         5.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $  89,600       $  79,382       $  83,565       $  91,728      $ 107,728
 .........................................................   .........        .........       .........       .........     .........
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver          6.01%           5.62%           5.80%           6.27%         6.13%
 .........................................................   .........        .........       .........       .........      ........
   Operating expenses including reimbursement/waiver             0.83%           0.85%           0.82%           0.80%         0.85%
---------------------------------------------------------     --------        --------        --------        --------      --------
   Operating expenses excluding reimbursement/waiver             1.03%           1.05%           1.02%           1.00%         1.05%
---------------------------------------------------------     --------        --------        --------        --------      --------
Portfolio turnover rate                                            75%            206%            155%             37%           84%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and or the Administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.60, $0.57, $0.60,
$0.64 and $0.62 , respectively.



     GALAXY TAXABLE BOND FUNDS                                                31

                         WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

PROTRBND 15O39 (3/1/01) PKG 50

[GRAPHIC]
GALAXY TAX-EXEMPT BOND FUNDS
THE GALAXY FUND



PROSPECTUS

February 28, 2001



GALAXY TAX-EXEMPT BOND FUND

GALAXY NEW JERSEY MUNICIPAL BOND FUND

GALAXY NEW YORK MUNICIPAL BOND FUND

GALAXY CONNECTICUT MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

GALAXY FLORIDA MUNICIPAL BOND FUND



TRUST SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                         [GALAXY FUNDS LOGO]

                CONTENTS



1        RISK/RETURN SUMMARY

1        Introduction

2        Galaxy Tax-Exempt Bond Fund

6        Galaxy New Jersey Municipal Bond Fund

10       Galaxy New York Municipal Bond Fund

14       Galaxy Connecticut Municipal Bond Fund

18       Galaxy Massachusetts Municipal Bond Fund

22       Galaxy Rhode Island Municipal Bond Fund

27       Galaxy Intermediate Tax-Exempt Bond Fund

32       Galaxy Connecticut Intermediate Municipal Bond Fund

37       Galaxy Massachusetts Intermediate Municipal Bond Fund

42       Galaxy Florida Municipal Bond Fund

47       Additional information about risk

48       FUND MANAGEMENT

49       HOW TO INVEST IN THE FUNDS

49       BUYING AND SELLING SHARES

49                HOW TO BUY SHARES

49                HOW TO SELL SHARES

49                OTHER TRANSACTION POLICIES

51       DIVIDENDS, DISTRIBUTIONS AND TAXES

53       FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

The Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund and Galaxy Florida Municipal Bond Fund each commenced operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?

The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax or, in the case of the Florida Municipal Bond Fund, the state's intangible personal property tax.


TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED
RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.



[SIDENOTE]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay federal income tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.



GALAXY TAX-EXEMPT BOND FUNDS                                                   1

GALAXY TAX-EXEMPT BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, primarily bonds (normally 65% of total assets). Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[SIDENOTE]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your invewtment is protected.


[SIDENOTE]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.


2                                                   GALAXY TAX-EXEMPT BOND FUNDS

GALAXY TAX-EXEMPT BOND FUND


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.

[SIDENOTE]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.


GALAXY TAX-EXEMPT BOND FUNDS                                                   3

GALAXY TAX-EXEMPT BOND FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

          1992       9.25%
          1993      11.95%
          1994      -5.35%
          1995      16.04%
          1996       3.57%
          1997       8.99%
          1998       5.96%
          1999      -3.47%
          2000      11.98%

[SIDENOTE]
BEST QUARTER:
6.59% for the
quarter ending
March 31, 1995

WORST QUARTER:
-5.39% for the
quarter ending
March 31, 1994


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.



                                                                                 SINCE
                                         1 YEAR             5 YEARS          INCEPTION
---------------------------------------------------------------------------------------------------------
Trust Shares                              11.98%             5.27%               6.32% (12/30/91)
 .........................................................................................................
Lehman Brothers Municipal Bond            11.68%             5.84%               6.80% (since 12/31/91)
Index
---------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877- BUY-GALAXY (1-877-289-4252).


[SIDENOTE]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


4                                                   GALAXY TAX-EXEMPT BOND FUNDS

GALAXY TAX-EXEMPT BOND FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                               TOTAL FUND
                        MANAGEMENT          DISTRIBUTION           OTHER        OPERATING
                              FEES          (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------
Trust Shares              0.75%(1)                  None           0.16%         0.91%(1)
-----------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.71%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR               3 YEARS              5 YEARS              10 YEARS
------------------------------------------------------------------------------------------------------
Trust Shares                      $93                  $290                 $504                $1,120
------------------------------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.



GALAXY TAX-EXEMPT BOND FUNDS                                                   5

GALAXY NEW JERSEY MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers and that pay interest which is exempt from both federal income tax and New Jersey personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the


6                                                   GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW JERSEY MUNICIPAL BOND FUND


security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic,


GALAXY TAX-EXEMPT BOND FUNDS                                                   7

GALAXY NEW JERSEY MUNICIPAL BOND FUND


   political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

 ................................................................................
HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[CHART]

          1999       -3.02%
          2000       10.69%

[SIDENOTE]
BEST QUARTER:
3.12% for the
quarter ending
June 30, 2000

WORST QUARTER:
-2.35% for the
quarter ending
June 30, 1999



8                                                   GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW JERSEY MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                              SINCE
                                         1 YEAR           INCEPTION
-------------------------------------------------------------------------------------
Trust Shares                              10.69%              4.40% (4/3/98)
 .....................................................................................
Lehman Brothers Municipal Bond            11.68%              5.26% (since 3/31/98)
Index
-------------------------------------------------------------------------------------


For current yield information, please call 1-877- BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                               TOTAL FUND
                        MANAGEMENT          DISTRIBUTION           OTHER        OPERATING
                              FEES          (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------
Trust Shares              0.75%(1)                  None        0.89%(1)         1.64%(1)
-----------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.25%. The Fund's administrator is waiving certain expenses so that Other expenses are expected to be 0.67%. Total Fund operating expenses after these waivers are expected to be 0.92%. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                          1 YEAR           3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------------
Trust Shares                $167              $517              $892            $1,944
--------------------------------------------------------------------------------------


[SIDENOTE]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.



GALAXY TAX-EXEMPT BOND FUNDS                                                   9

GALAXY NEW YORK MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by the State of New York and other government issuers and that pay interest which is exempt from federal income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the


10                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW YORK MUNICIPAL BOND FUND


economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.


GALAXY TAX-EXEMPT BOND FUNDS                                                  11

GALAXY NEW YORK MUNICIPAL BOND FUND


- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. As a result, the Fund may be subject to greater volatility than a fund that has greater geographic diversity.
   Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

 ................................................................................
HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

          1992          8.29%
          1993         12.30%
          1994         -7.26%
          1995         17.09%
          1996          3.62%
          1997          8.89%
          1998          6.13%
          1999         -3.48%
          2000         12.58%

[SIDENOTE]
BEST QUARTER: 7.42% for the quarter ending March 31, 1995
WORST QUARTER: -6.55% for the quarter ending March 31, 1994

12                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW YORK MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                                 SINCE
                                         1 YEAR             5 YEARS          INCEPTION
---------------------------------------------------------------------------------------------------------
Trust Shares                              12.58%             5.41%               6.20% (12/31/91)
 .........................................................................................................
Lehman Brothers Municipal Bond
Index                                     11.68%             5.84%               6.80% (since 12/31/91)
---------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                               TOTAL FUND
                        MANAGEMENT FEES     DISTRIBUTION           OTHER        OPERATING
                                            (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------
Trust Shares            0.75%(1)            None                   0.23%         0.98%(1)
-----------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.78%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR               3 YEARS              5 YEARS              10 YEARS
------------------------------------------------------------------------------------------------------
Trust Shares                     $100                  $312                 $542                $1,201
------------------------------------------------------------------------------------------------------

[SIDENOTE]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.



GALAXY TAX-EXEMPT BOND FUNDS                                                  13

GALAXY CONNECTICUT MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the


14                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT MUNICIPAL BOND FUND


security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory


GALAXY TAX-EXEMPT BOND FUNDS                                                  15

GALAXY CONNECTICUT MUNICIPAL BOND FUND


   events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

 ................................................................................
HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

        1994        -8.01%
        1995        18.29%
        1996         3.56%
        1997         8.81%
        1998         6.07%
        1999        -2.65%
        2000        10.73%

[SIDENOTE]
BEST QUARTER:
8.05% for the
quarter ending
March 31, 1995

WORST QUARTER:
-7.01% for the
quarter ending
March 31, 1994


16                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.



                                                                                  SINCE
                                         1 YEAR            5 YEARS            INCEPTION
---------------------------------------------------------------------------------------------------------
Trust Shares                              10.73%             5.20%                5.38% (3/16/93)
 .........................................................................................................
Lehman Brothers Municipal Bond
Index                                     11.68%             5.84%                6.27% (since 3/31/93)
---------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                               TOTAL FUND
                        MANAGEMENT FEES     DISTRIBUTION           OTHER        OPERATING
                                            (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------
Trust Shares            0.75%(1)            None                 0.31%           1.06%(1)
-----------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.40%. Total Fund operating expenses after this waiver are expected to be 0.71%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                               1 YEAR               3 YEARS              5 YEARS              10 YEARS
------------------------------------------------------------------------------------------------------
Trust Shares                     $108                  $337                 $585                $1,294
------------------------------------------------------------------------------------------------------


[SIDENOTE]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.



GALAXY TAX-EXEMPT BOND FUNDS                                                  17

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the


18                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND


security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political


GALAXY TAX-EXEMPT BOND FUNDS                                                  19

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND


   and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

 ................................................................................
HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

          1994        -7.71%
          1995        17.40%
          1996         3.26%
          1997         9.09%
          1998         5.83%
          1999        -3.52%
          2000        12.14%

[SIDENOTE]
BEST QUARTER:
7.52% for the
quarter ending
March 31, 1995

WORST QUARTER:
-7.14% for the
quarter ending
March 31, 1994


20                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                                  SINCE
                                         1 YEAR             5 YEARS           INCEPTION
---------------------------------------------------------------------------------------------------------
Trust Shares                             12.14%              5.22%                5.26% (3/12/93)
 .........................................................................................................
Lehman Brothers Municipal Bond
Index                                    11.68%              5.84%                6.05% (since 2/28/93)
---------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                        MANAGEMENT          DISTRIBUTION           OTHER       OPERATING
                              FEES          (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares              0.75%(1)                  None           0.25%        1.00%(1)
----------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.45%. Total Fund operating expenses after this waiver are expected to be 0.70%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                               1 YEAR               3 YEARS              5 YEARS              10 YEARS
------------------------------------------------------------------------------------------------------
Trust Shares                     $102                  $318                 $552                $1,225
------------------------------------------------------------------------------------------------------


[SIDENOTE]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.



GALAXY TAX-EXEMPT BOND FUNDS                                                  21

GALAXY RHODE ISLAND MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers and that pay interest which is exempt from both federal income tax and Rhode Island personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the


22                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND


Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to


GALAXY TAX-EXEMPT BOND FUNDS                                                  23

GALAXY RHODE ISLAND MUNICIPAL BOND FUND


   economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.









24                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund first began issuing Trust Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A shares of the Fund which are offered in a separate prospectus. Retail A Shares and Trust Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. Unlike Trust Shares, Retail A Shares of the Fund are subject to a front-end sales charge on purchases and, in certain cases, to a contingent deferred sales charge at the time shares are sold.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

          1995        14.32%
          1996         3.63%
          1997         8.54%
          1998         5.87%
          1999        -2.77%
          2000        11.58%

[SIDENOTE]
BEST QUARTER: 4.90% for the quarter ending March 31, 1995
WORST QUARTER: -1.90% for the quarter ending June 30, 1999

GALAXY TAX-EXEMPT BOND FUNDS                                                  25

GALAXY RHODE ISLAND MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                                     SINCE
                                            1 YEAR            5 YEARS            INCEPTION
-------------------------------------------------------------------------------------------------------------
Retail A Shares (1)                          6.24%              4.24%                5.84% (12/20/94)
 .............................................................................................................
Lehman Brothers Municipal Bond              11.68%              5.84%                7.69% (since 12/31/94)
Index
-------------------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares has been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                               TOTAL FUND
                        MANAGEMENT          DISTRIBUTION           OTHER        OPERATING
                              FEES          (12b-1) FEES        EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------
Trust Shares              0.75%(1)                  None           0.29%         1.04%(1)
-----------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.50%. Total Fund operating expenses after this waiver are expected to be 0.79%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR               3 YEARS              5 YEARS              10 YEARS
------------------------------------------------------------------------------------------------------
Trust Shares                     $106                  $331                 $574                $1,271
------------------------------------------------------------------------------------------------------

[SIDENOTE]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.



26                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND



THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.


The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.


In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P



[SIDENOTE]
DERIVATIVES


A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.



GALAXY TAX-EXEMPT BOND FUNDS                                                  27

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND


or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND


All mutual funds are affected by changes in the economy and swings in investment markets.


In addition, the Fund carries the following main risks:


- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.


- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.


- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against


28                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND


   market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


 ................................................................................

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.




GALAXY TAX-EXEMPT BOND FUNDS                                                  29

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Trust Shares has varied from year to year.


[CHART]

         1994       -3.02%
         1995       14.31%
         1996        4.20%
         1997        9.10%
         1998        6.41%
         1999       -2.95%
         2000       10.50%

[SIDENOTE]
BEST QUARTER:
5.39% for the
quarter ending
March 31, 1995

WORST QUARTER:
-4.20% for the
quarter ending
March 31, 1994


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                                      SINCE
                                                           1 YEAR     5 YEARS     INCEPTION
--------------------------------------------------------------------------------------------------------------
Trust Shares                                               10.50%       5.35%          5.81% (6/14/93)
 ..............................................................................................................
Lehman Brothers 3-15 Year Blend Municipal Bond Index(1)     9.93%       5.66%          5.40% (since 5/31/93)
 ..............................................................................................................
Lehman Brothers 7-Year Municipal Bond Index                 9.07%       5.41%          5.79% (since 5/31/93)
--------------------------------------------------------------------------------------------------------------


(1) The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).



[SIDENOTE]
The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.


[SIDENOTE]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.



30                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                                              TOTAL FUND
                              MANAGEMENT              DISTRIBUTION              OTHER          OPERATING
                                    FEES              (12b-1) FEES           EXPENSES           EXPENSES
--------------------------------------------------------------------------------------------------------
Trust Shares                    0.75%(1)                      None              0.16%           0.91%(1)
--------------------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 0.79%. This fee waiver may be revised or discontinued at any time.


EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 for the periods shown


- you reinvest all dividends and distributions in the Fund


- you sell all your shares at the end of the periods shown


- your investment has a 5% return each year


- the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                   1 YEAR                3 YEARS               5 YEARS                10 YEARS
--------------------------------------------------------------------------------------------------------------
Trust Shares                          $93                   $290                  $504                  $1,120
--------------------------------------------------------------------------------------------------------------



[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.



GALAXY TAX-EXEMPT BOND FUNDS                                                  31

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and Connecticut state income tax on individuals, trusts, and estates. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.


The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.


In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.


Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment


32                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND


All mutual funds are affected by changes in the economy and swings in investment markets.


In addition, the Fund carries the following main risks:


- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.


- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest


GALAXY TAX-EXEMPT BOND FUNDS                                                  33

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


   rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.


- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.


- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.


- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.






34                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


HOW THE FUND HAS PERFORMED


The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Trust Shares has varied from year to year.


[CHART]

              1995         14.66%
              1996          3.63%
              1997          8.53%
              1998          6.67%
              1999         -2.81%
              2000         10.16%

[SIDENOTE]
BEST QUARTER:
5.91% for the
quarter ending
March 31, 1995

WORST QUARTER:
-2.28% for the
quarter ending
June 30, 1999



GALAXY TAX-EXEMPT BOND FUNDS                                                  35

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                                                       SINCE
                                                           1 YEAR               5 YEARS            INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
Trust Shares                                               10.16%                 5.13%                6.06% (8/1/94)
 .............................................................................................................................
Lehman Brothers 3-15 Year Blend Municipal Bond Index(1)     9.93%                 5.66%                5.95% (since 7/31/94)
 .............................................................................................................................
Lehman Brothers 7-Year Municipal Bond Index                 9.07%                 5.41%                6.13% (since 7/31/94)
-----------------------------------------------------------------------------------------------------------------------------


(1) The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                                              TOTAL FUND
                              MANAGEMENT              DISTRIBUTION                OTHER        OPERATING
                                    FEES              (12b-1) FEES             EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------
Trust Shares                    0.75%(1)                      None                0.19%         0.94%(1)
--------------------------------------------------------------------------------------------------------


(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 0.82%. This fee waiver may be revised or discontinued at any time.


EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown


-    you reinvest all dividends and distributions in the Fund


-    you sell all your shares at the end of the periods shown


-    your investment has a 5% return each year


-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Trust Shares               $96                   $300                 $520                 $1,155
-------------------------------------------------------------------------------------------------


[SIDENOTE]
The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.


[SIDENOTE]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.



36                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment


GALAXY TAX-EXEMPT BOND FUNDS                                                  37

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will


38                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


   decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.






GALAXY TAX-EXEMPT BOND FUNDS                                                  39

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000 the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

         1994        -5.45%
         1995        13.73%
         1996         3.32%
         1997         8.89%
         1998         5.91%
         1999        -2.16%
         2000         9.94%

[SIDENOTE]
BEST QUARTER:
5.45% for the
quarter ending
March 31, 1995

WORST QUARTER:
-5.15% for the
quarter ending
March 31, 1994



40                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                                                       SINCE
                                                           1 YEAR               5 YEARS            INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Trust Shares                                                9.94%                 5.09%                5.27% (6/14/93)
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index(1)     9.93%                 5.66%                5.40% (since 5/31/93)
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index                 9.07%                 5.41%                5.79% (since 5/31/93)
------------------------------------------------------------------------------------------------------------------------------


(1) The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                                 TOTAL FUND
                              MANAGEMENT              DISTRIBUTION                 OTHER          OPERATING
                                    FEES              (12b-1) FEES              EXPENSES           EXPENSES
-----------------------------------------------------------------------------------------------------------
Trust Shares                    0.75%(1)                      None                 0.17%           0.92%(1)
-----------------------------------------------------------------------------------------------------------

(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 0.80%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Trust Shares            $94                   $293                 $509                  $1,131
-------------------------------------------------------------------------------------------------


[SIDENOTE]
The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

[SIDENOTE]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.

[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.



GALAXY TAX-EXEMPT BOND FUNDS                                                  41

GALAXY FLORIDA MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax, with a secondary goal of preserving capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Florida municipal securities. Florida municipal securities are securities issued by the State of Florida and other government issuers that pay interest which is exempt from federal income tax and that are exempt from Florida intangible personal property tax. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable debt securities such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund


42                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY FLORIDA MUNICIPAL BOND FUND


doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will


GALAXY TAX-EXEMPT BOND FUNDS                                                  43

GALAXY FLORIDA MUNICIPAL BOND FUND


   decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Florida municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Florida. Other considerations affecting the Fund's investments in Florida municipal securities are summarized in the Statement of Additional Information.

- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



44                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY FLORIDA MUNICIPAL BOND FUND


HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future. The Fund only offers one class of shares which are referred to in this prospectus as Trust Shares.

The Fund began operations on June 30, 1997 as the Boston 1784 Florida Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

          1998          6.37%
          1999         -2.78%
          2000          9.08%

[SIDENOTE]
BEST QUARTER: 3.41% for the quarter ending December 31, 2000
WORST QUARTER: -2.38% for the quarter ending June 30, 1999

GALAXY TAX-EXEMPT BOND FUNDS                                                  45

GALAXY FLORIDA MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, as compared to broad-based market indices.

                                                                                  SINCE
                                                           1 YEAR             INCEPTION
---------------------------------------------------------------------------------------------------------
Trust Shares                                                9.08%                 5.05% (6/30/97)
 .........................................................................................................
Lehman Brothers 3-15 Year Blend Municipal Bond Index(1)     9.93%                 5.56% (since 6/30/97)
 .........................................................................................................
Lehman Brothers 7-Year Municipal Bond Index                 9.07%                 5.70% (since 6/30/97)
---------------------------------------------------------------------------------------------------------


(1) The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                                                  TOTAL FUND
                              MANAGEMENT              DISTRIBUTION                OTHER            OPERATING
                                    FEES              (12b-1) FEES             EXPENSES             EXPENSES
------------------------------------------------------------------------------------------------------------
Trust Shares                    0.75%(1)                      None                0.26%             1.01%(1)
------------------------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.54%. Total Fund operating expenses after this waiver are expected to be 0.80%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------
Trust Shares              $103                   $322                 $558                 $1,236
-------------------------------------------------------------------------------------------------


[SIDENOTE]
The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.


[SIDENOTE]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.



46                                                  GALAXY TAX-EXEMPT BOND FUNDS

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of its total assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.








GALAXY TAX-EXEMPT BOND FUNDS                                                  47

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES
The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the last fiscal year or period are set forth below.


                                                           MANAGEMENT FEE
FUND                                         AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------
Tax-Exempt Bond                                                     0.55%
 .........................................................................
New Jersey Municipal Bond                                           0.25%
 .........................................................................
New York Municipal Bond                                             0.55%
 .........................................................................
Connecticut Municipal Bond                                          0.35%
 .........................................................................
Massachusetts Municipal Bond                                        0.35%
 .........................................................................
Rhode Island Municipal Bond                                         0.45%
 .........................................................................
Intermediate Tax-Exempt Bond                                        0.63%
 .........................................................................
Connecticut Intermediate Municipal Bond                             0.63%
 .........................................................................
Massachusetts Intermediate Municipal Bond                           0.63%
 .........................................................................
Florida Municipal Bond                                              0.58%
-------------------------------------------------------------------------


During the fiscal year ended May 31, 2000, the Predecessor Funds to the intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund paid management fees to Fleet National Bank at the annual rates of 0.68%, 0.67%, 0.67% and 0.64%, respectively, of average daily net assets.



48                                                  GALAXY TAX-EXEMPT BOND FUNDS

                           HOW TO INVEST IN THE FUNDS


BUYING AND SELLING SHARES
Trust Shares of the Funds are available for purchase by investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation. Qualified accounts include discretionary investment management accounts, custodial accounts and agency accounts. Your institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association), and your institution are open for business.


The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open at the close of regular trading that day (usually 4:00 p.m. Eastern time).

If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


HOW TO BUY SHARES
You can buy Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The institution holds the shares in your name and receives all confirmations of purchases and sales.


HOW TO SELL SHARES
You can sell Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring sale proceeds to your financial institution, but your financial institution may do so. Contact your financial institution for more information.


OTHER TRANSACTION POLICIES
If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution if this happens.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


[SIDENOTE]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

[SIDENOTE]
INVESTMENT MINIMUMS
Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions may. They may also require you to maintain a minimum account balance.


GALAXY TAX-EXEMPT BOND FUNDS                                                  49

Sales proceeds are normally wired to your financial institution on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.






50                                                  GALAXY TAX-EXEMPT BOND FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It's expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES
It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Moreover, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


GALAXY TAX-EXEMPT BOND FUNDS                                                  51

STATE AND LOCAL TAXES

Dividends paid by the Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends generally will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains, will be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.


MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.








52                                                  GALAXY TAX-EXEMPT BOND FUNDS

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information in the financial highlights tables reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Municipal Bond Fund each began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Precedessor Funds exchanged their shares for Trust Shares and/or BKB Shares of the Funds. Shareholders of the Predecessor Funds who purchased their shares through an investment management trust, custody or other agency relationship with BankBoston N.A. received Trust Shares of the Funds.


The information in the financial highlights tables for the fiscal years or periods ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. With respect to the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund, the information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors. With respect to the Predecessor Funds, the information for the fiscal years or periods ended May 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Funds' former auditors, PricewaterhouseCoopers LLP, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.










GALAXY TAX-EXEMPT BOND FUNDS                                                  53

GALAXY TAX-EXEMPT BOND FUND
(For a share outstanding throughout each period)

                                                                              YEARS ENDED OCTOBER 31,
                                                          ---------------------------------------------------------------
                                                            2000          1999           1998         1997        1996
                                                          --------      --------       --------     --------    ---------
                                                                                    TRUST SHARES
---------------------------------------------------       --------      --------       --------     --------    ---------
Net asset value, beginning of period                       $10.33         $11.30         $11.06       $10.78      $10.78
 ...................................................       ........      ........       ........     ........    .........
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                  0.49           0.49           0.50         0.53        0.53
---------------------------------------------------       --------      --------       --------     --------    ---------
   Net realized and unrealized gain (loss)
   on investments                                            0.35          (0.83)          0.34         0.29          --
---------------------------------------------------       --------      --------       --------     --------    ---------
Total from investment operations                             0.84          (0.34)          0.84         0.82        0.53

LESS DIVIDENDS:
   Dividends from net investment income                     (0.49)         (0.49)         (0.51)       (0.53)      (0.53)
 ...................................................       ........      ........       ........     ........    .........
   Dividends from net realized capital gains                   --          (0.14)         (0.09)       (0.01)         --
---------------------------------------------------       --------      --------       --------     --------    ---------
Total dividends                                             (0.49)         (0.63)         (0.60)       (0.54)      (0.53)

Net increase (decrease) in net asset value                   0.35          (0.97)          0.24         0.28          --
 ...................................................       ........      ........       ........     ........    .........
Net asset value, end of period                             $10.68         $10.33         $11.30       $11.06      $10.78
===================================================       ========      ========       ========     ========    =========
Total return                                                 8.32%         (3.25)%         7.85%        7.75%       5.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                      $174,415      $141,999       $135,664     $122,218    $103,163
 ...................................................       ........      ........       ........     ........    .........
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                      4.66%          4.46%          4.55%        4.85%       4.91%
 ...................................................       ........      ........       ........     ........    .........
   Operating expenses including
   reimbursement/waiver                                      0.71%          0.71%          0.71%        0.70%       0.70%
 ...................................................       ........      ........       ........     ........    .........
   Operating expenses excluding
   reimbursement/waiver                                      0.91%          0.91%          0.92%        0.96%       0.95%
 ...................................................       ........      ........       ........     ........    .........
Portfolio turnover rate                                        73%            23%            59%          78%         15%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.47, $0.47, $0.48, $0.51 and $0.51, respectively.



54                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY NEW JERSEY MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                                              PERIOD ENDED
                                                                   YEARS ENDED OCTOBER 31,     OCTOBER 31,
                                                                ------------------------------------------
                                                                   2000             1999         1998(1)
                                                                  -------          ------        ------
                                                                                TRUST SHARES
----------------------------------------------------------        -------          ------        ------
Net asset value, beginning of period                                $9.56          $10.24        $10.00
 ..........................................................        .......          ......        ......
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                          0.40            0.38          0.21
 ..........................................................        .......          ......        ......
   Net realized and unrealized gain on investments                   0.32           (0.68)         0.24
----------------------------------------------------------        -------          ------        ------
Total from investment operations                                     0.72           (0.30)         0.45

LESS DIVIDENDS:
   Dividends from net investment income                             (0.40)          (0.38)        (0.21)
----------------------------------------------------------        -------          ------        ------
Total dividends                                                     (0.40)          (0.38)        (0.21)

Net increase in net asset value                                      0.32           (0.68)         0.24
 ..........................................................        .......          ......        ......
Net asset value, end of period                                      $9.88           $9.56        $10.24
==========================================================        =======          ======        ======
Total return                                                         7.74%          (3.06)%        4.48%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                              $10,174          $7,422        $7,701
 ..........................................................        .......          ......        ......
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                              4.16%           3.76%         3.79%(4)
 ..........................................................        .......          ......        ......
   Operating expenses including reimbursement/waiver                 0.86%           0.92%         0.92%(4)
 ..........................................................        .......          ......        ......
   Operating expenses excluding reimbursement/waiver                 1.64%           1.63%         2.07%(4)
 ..........................................................        .......          ......        ......
Portfolio turnover rate                                                77%             41%           53%(3)

(1) The Fund commenced operations on April 3, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 were $0.32, $0.30 and $0.15, respectively.

(3) Not annualized.

(4) Annualized.



GALAXY TAX-EXEMPT BOND FUNDS                                                  55

GALAXY NEW YORK MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                         YEARS ENDED OCTOBER 31,
                                                --------------------------------------------------------------------------
                                                    2000           1999            1998         1997            1996
                                                   -------        -------         -------      -------         -------
                                                                               TRUST SHARES
----------------------------------------------     -------        -------         -------      -------         -------
Net asset value, beginning of period                $10.57         $11.44          $11.09       $10.75          $10.78
 ..............................................     .......        .......         .......      .......         .......
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.50           0.50            0.50         0.52            0.51
 ..............................................     .......        .......         .......      .......         .......
   Net realized and unrealized gain (loss)
   on investments                                     0.44          (0.89)           0.35         0.34           (0.03)
----------------------------------------------     -------        -------         -------      -------         -------
Total from investment operations                      0.94          (0.39)           0.85         0.86            0.48

LESS DIVIDENDS:
   Dividends from net investment income              (0.52)         (0.48)          (0.50)       (0.52)          (0.51)
----------------------------------------------     -------        -------         -------      -------         -------
Total dividends                                      (0.52)         (0.48)          (0.50)       (0.52)          (0.51)

Net increase (decrease) in net asset value            0.42          (0.87)           0.35         0.34           (0.03)
 ..............................................     .......        .......         .......      .......         .......
Net asset value, end of period                      $10.99         $10.57          $11.44       $11.09          $10.75
==============================================     =======        =======         =======      =======         =======
   Total return                                       9.12%         (3.54)%          7.82%        8.17%           4.55%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)               $50,511        $36,696         $34,801      $27,562         $23,762
 ..............................................     .......        .......         .......      .......         .......
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               4.65%          4.50%           4.42%        4.75%           4.75%
 ..............................................     .......        .......         .......      .......         .......
   Operating expenses including
   reimbursement/waiver                               0.78%          0.77%           0.72%        0.71%           0.70%
 ..............................................     .......        .......         .......      .......         .......
   Operating expenses excluding
   reimbursement/waiver                               0.98%          0.97%           0.99%        1.02%           1.10%
 ..............................................     .......        .......         .......      .......         .......
Portfolio turnover rate                                 37%            24%             27%          61%             12%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.47, $0.48, $0.47, $0.49 and $0.47, respectively.



56                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                            YEARS ENDED OCTOBER 31,
                                                      -----------------------------------------------------------------
                                                        2000           1999           1998          1997          1996
                                                       -------        -------        -------       ------        ------
                                                                                  TRUST SHARES
----------------------------------------------         -------        -------        -------       ------        ------
Net asset value, beginning of period                    $10.09         $10.82         $10.47       $10.14        $10.13
 ...............................................        .......        .......        .......       ......        ......
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                               0.46           0.45           0.45         0.47          0.44
 ...............................................        .......        .......        .......       ......        ......
   Net realized and unrealized gain (loss)
   on investments                                         0.30          (0.73)          0.35         0.33          0.01
----------------------------------------------         -------        -------        -------       ------        ------
Total from investment operations                          0.76          (0.28)          0.80         0.80          0.45

LESS DIVIDENDS:
   Dividends from net investment income                  (0.46)         (0.45)         (0.45)       (0.47)        (0.44)
----------------------------------------------         -------        -------        -------       ------        ------
Total dividends                                          (0.46)         (0.45)         (0.45)       (0.47)        (0.44)

Net increase (decrease) in net asset value                0.30          (0.73)          0.35         0.33          0.01
 ...............................................        .......        .......        .......       ......        ......
Net asset value, end of period                          $10.39         $10.09         $10.82       $10.47        $10.14
===============================================        =======        =======        =======      =======        ======
Total return                                              7.71%         (2.68)%         7.81%        8.06%         4.54%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                   $23,254        $17,848        $13,913       $9,866        $6,348
 ...............................................        .......        .......        .......       ......        ......
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                   4.49%          4.26%          4.24%        4.51%         4.34%
 ...............................................        .......        .......        .......       ......        ......
   Operating expenses including
   reimbursement/waiver                                   0.65%          0.65%          0.67%        0.49%         0.49%
 ...............................................        .......        .......        .......       ......        ......
   Operating expenses excluding
   reimbursement/waiver                                   1.06%          1.05%          1.10%        1.10%         1.17%
 ...............................................        .......        .......        .......       ......        ......
Portfolio turnover rate                                     33%            53%            46%          42%            3%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.42, $0.41, $0.40, $0.41 and $0.37, respectively.



GALAXY TAX-EXEMPT BOND FUNDS                                                  57

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

                                                                           YEARS ENDED OCTOBER 31,
                                                      ------------------------------------------------------------------
                                                        2000           1999           1998           1997          1996
                                                      -------        -------        -------        -------       -------
                                                                                 TRUST SHARES
----------------------------------------------         -------        -------        -------       ------        ------
Net asset value, beginning of period                   $ 9.76         $10.53         $10.25         $ 9.94        $ 9.98
 ...............................................       .......        .......        .......        .......       .......
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                              0.47           0.45           0.47           0.46          0.46
 ...............................................       .......        .......        .......        .......       .......
   Net realized and unrealized gain (loss)
   on investments                                        0.34          (0.77)          0.27           0.32         (0.04)
-----------------------------------------------       -------        -------        -------        -------       -------
Total from investment operations                         0.81          (0.32)          0.74           0.78          0.42

LESS DIVIDENDS:
   Dividends from net investment income                 (0.47)         (0.45)         (0.46)         (0.47)        (0.46)
-----------------------------------------------       -------        -------        -------        -------       -------
   Total dividends                                      (0.47)         (0.45)         (0.46)         (0.47)        (0.46)

Net increase (decrease) in net asset value               0.34          (0.77)          0.28           0.31         (0.04)
 ...............................................       .......        .......        .......        .......       .......
Net asset value, end of period                         $10.10          $9.76         $10.53         $10.25        $ 9.94
===============================================       =======        =======        =======        =======       =======
   Total return                                          8.47%         (3.17)%         7.42%          8.06%         4.27%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                  $44,328        $33,897        $23,371        $13,986       $11,047
 ...............................................       .......        .......        .......        .......       .......
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                  4.71%          4.36%          4.49%          4.57%         4.60%
 ...............................................       .......        .......        .......        .......       .......
   Operating expenses including
   reimbursement/waiver                                  0.59%          0.61%          0.60%          0.44%         0.48%
 ...............................................       .......        .......        .......        .......       .......
   Operating expenses excluding
   reimbursement/waiver                                  1.00%          1.01%          1.03%          1.01%         1.14%
 ...............................................       .......        .......        .......        .......       .......
Portfolio turnover rate                                    34%            34%            44%            48%           16%


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.43, $0.41, $0.42, $0.40 and $0.40, respectively.



58                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY RHODE ISLAND MUNICIPAL BOND FUND
(For a share outstanding throughout the period)

                                                                                             PERIOD ENDED
                                                                                          OCTOBER 31, 2000(1)
                                                                                          -------------------
                                                                                             TRUST SHARES
 ................................................................................          ...................
Net asset value, beginning of period                                                            $10.53
 ................................................................................          ...................
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                                                       0.18(5)
 ................................................................................          ...................
   Net realized and unrealized gain on investments                                                0.22
--------------------------------------------------------------------------------          -------------------
Total from investment operations                                                                  0.40

LESS DIVIDENDS:
   Dividends from net investment income                                                          (0.18)(5)
 ................................................................................          ...................
   Dividends from net realized capital gains                                                        --
--------------------------------------------------------------------------------          -------------------
Total dividends                                                                                  (0.18)

Net increase (decrease) in net asset value                                                        0.22
 ................................................................................          ...................
Net asset value, end of period                                                                  $10.75
================================================================================          ===================
Total return(3)                                                                                   3.82%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                                           $82,617
 ................................................................................          ...................
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver                                           4.60%(4)
 ................................................................................          ...................
   Operating expenses including reimbursement/waiver                                              0.71%(4)
 ................................................................................          ...................
   Operating expenses excluding reimbursement/waiver                                              1.04%(4)
 ................................................................................          ...................
Portfolio turnover rate                                                                             43%(3)


(1) Trust Shares of the Fund commenced operations on  June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2000 was $0.17.


(3) Not annualized.


(4) Annualized.


(5) The selected per share data was calculated using the weighted average shares outstanding method for the period.



GALAXY TAX-EXEMPT BOND FUNDS                                                  59

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND


(For a share outstanding throughout each period)


                                      PERIOD JUNE 1,
                                         2000 TO
                                       OCTOBER 31,                             YEARS ENDED MAY 31,
                                      --------------    --------------------------------------------------------------------
                                          2000*           2000           1999           1998           1997           1996
                                        --------        --------       --------       --------       --------       --------
                                                                            TRUST SHARES
 ....................................    ........        ........       ........       ........       ........       ........
Net asset value, beginning of
   period                                  $9.60          $10.33         $10.52         $10.18          $9.99         $10.14
 ....................................    ........        ........       ........       ........       ........       ........
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                 0.18(2)         0.44           0.45           0.48           0.50           0.51
 ....................................    ........        ........       ........       ........       ........       ........
   Net realized and unrealized
   gain (loss) on investments               0.41           (0.62)         (0.01)          0.44           0.19          (0.09)
------------------------------------    --------        --------       --------       --------       --------       --------
Total from investment
   operations                               0.59           (0.18)          0.44           0.92           0.69           0.42

LESS DIVIDENDS:
   Dividends from net
   investment income                       (0.18)          (0.44)         (0.45)         (0.48)         (0.50)         (0.51)
 ....................................    ........        ........       ........       ........       ........       ........
   Dividends from net
   realized capital gains                     --           (0.11)         (0.18)         (0.10)           --           (0.06)
------------------------------------    --------        --------       --------       --------       --------       --------
Total dividends                            (0.18)          (0.55)         (0.63)         (0.58)         (0.50)         (0.57)

Net increase (decrease) in net
   asset value                              0.41           (0.73)         (0.19)          0.34           0.19          (0.15)
 ....................................    ........        ........       ........       ........       ........       ........
Net asset value, end of period            $10.01         $  9.60         $10.33         $10.52         $10.18         $ 9.99
====================================    ========        ========       ========       ========       ========       ========
Total return                                6.18%(4)       (1.70)%         4.24%          9.24%          7.74%          4.31%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
   (000's)                              $261,938        $296,711       $356,995       $303,578       $250,526       $196,787
 ....................................    ........        ........       ........       ........       ........       ........
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   including reimbursement/
   waiver                                   4.38%(3)        4.50%          4.31%          4.62%          4.92%          4.90%
 ....................................    ........        ........       ........       ........       ........       ........
   Operating expenses
   including reimbursement/
   waiver                                   0.77%(3)        0.80%          0.80%          0.80%          0.80%          0.79%
 ....................................    ........        ........       ........       ........       ........       ........
   Operating expenses
   excluding reimbursement/
   waiver                                   0.91%(3)        1.11%          1.11%          1.12%          1.17%          1.21%
 ....................................    ........        ........       ........       ........       ........       ........
Portfolio turnover rate                       38%(4)          48%            69%            34%            33%            37%


* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund.


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2000 was $0.18.(2)


(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(3) Annualized.


(4) Not annualized.



60                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


(For a share outstanding throughout each period)


                                      PERIOD JUNE 1,
                                       2000 THROUGH
                                        OCTOBER 31,                                 YEARS ENDED MAY 31,
                                      --------------    -----------------------------------------------------------------------
                                           2000*          2000             1999             1998           1997           1996
                                      --------------    --------         --------         --------       --------       -------
                                                                                        TRUST SHARES
 ....................................  ..............    ........         ........         ........       ........       .......
Net asset value, beginning of
   period                                 $10.00          $10.67           $10.81           $10.38         $10.17        $10.27
 ....................................  ..............    ........         ........         ........       ........       .......
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                 0.19(2)         0.46             0.48             0.50           0.51          0.53
 ....................................  ..............    ........         ........         ........       ........       .......
   Net realized and unrealized
   gain (loss) on investments               0.41           (0.62)           (0.08)            0.45           0.21         (0.10)
------------------------------------  --------------    --------         --------         --------       --------       -------
Total from investment
   operations                               0.60           (0.16)            0.40             0.95           0.72          0.43

LESS DIVIDENDS:
   Dividends from net
   investment income                       (0.19)          (0.46)           (0.48)           (0.50)         (0.51)        (0.53)
 ....................................  ..............    ........         ........         ........       ........       .......
   Dividends from net
   realized capital gains                     --           (0.05)           (0.06)           (0.02)            --            --
------------------------------------  --------------    --------         --------         --------       --------       -------
Total dividends                            (0.19)          (0.51)           (0.54)           (0.52)         (0.51)        (0.53)

Net increase (decrease) in net
   asset value                              0.41           (0.67)           (0.14)            0.43           0.21         (0.10)
 ....................................  ..............    ........         ........         ........       ........       .......
Net asset value, end of period            $10.41          $10.00           $10.67           $10.81         $10.38        $10.17
====================================  ==============    ========         ========         ========       ========       =======
Total return                                6.01%(4)       (1.45)%           3.72%            9.29%          7.26%         4.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
   (000's)                              $121,974        $148,902         $187,725         $142,107       $103,104       $81,441
 ....................................  ..............    ........         ........         ........       ........       .......
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   including reimbursement/
   waiver                                   4.37%(3)        4.52%            4.37%            4.66%          4.94%         5.02%
 ....................................  ..............    ........         ........         ........       ........       .......
   Operating expenses
   including reimbursement/
   waiver                                   0.78%(3)        0.80%            0.80%            0.80%          0.76%         0.75%
 ....................................  ..............    ........         ........         ........       ........       .......
   Operating expenses
   excluding reimbursement/
   waiver                                   0.94%(3)        1.12%            1.12%            1.14%          1.17%         1.29%
 ....................................  ..............    ........         ........         ........       ........       .......
Portfolio turnover rate                       30%(4)          30%              19%              17%             4%           20%


* The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund.


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2000 was $0.18.(2)


(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(3) Annualized.


(4) Not annualized.



GALAXY TAX-EXEMPT BOND FUNDS                                                  61

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


(For a share outstanding throughout each period)


                                     PERIOD JUNE 1,
                                     2000 THROUGH
                                      OCTOBER 31,                           YEARS ENDED MAY 31,
                                     -- -----------  -----------------------------------------------------------------------
                                        2000*          2000             1999             1998           1997            1996
                                      -----------    --------         --------         --------       --------        --------
                                                                            TRUST SHARES
 ....................................  ...........    ........         ........         ........       ........        ........
Net asset value, beginning of
   period                                $9.78         $10.39           $10.42           $10.01          $9.78          $ 9.90
 ....................................  ...........    ........         ........         ........       ........        ........
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)               0.18(2)        0.45             0.45             0.47           0.47            0.48
 ....................................  ...........    ........         ........         ........       ........        ........
   Net realized and unrealized
   gain (loss) on investments             0.40          (0.61)           (0.03)            0.41           0.23           (0.12)
------------------------------------  -----------    --------         --------         --------       --------        --------
Total from investment
   operations                             0.58          (0.16)            0.42             0.88           0.70            0.36

LESS DIVIDENDS:
   Dividends from net
   investment income                     (0.18)         (0.45)           (0.45)           (0.47)         (0.47)          (0.48)
------------------------------------  -----------    --------         --------         --------       --------        --------
Total dividends                          (0.18)         (0.45)           (0.45)           (0.47)         (0.47)          (0.48)

Net increase (decrease) in net
   asset value                            0.40          (0.61)           (0.03)            0.41           0.23           (0.12)
 ....................................  ...........    ........         ........         ........       ........        ........
Net asset value, end of period          $10.18          $9.78           $10.39           $10.42         $10.01          $ 9.78
====================================  ===========    ========         ========         ========       ========        ========
Total return                              5.99%(4)      (1.51)%           4.10%            8.91%          7.30%           3.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
   (000's)                            $176,306       $231,140         $267,871         $206,137       $147,459        $106,619
 ....................................  ...........    ........         ........         ........       ........        ........
RATIOS TO AVERAGE NET ASSETS:
   Net investment income
   including reimbursement/
   waiver                                 4.36%(3)       4.52%            4.32%            4.54%          4.74%           4.73%
 ....................................  ...........    ........         ........         ........       ........        ........
   Operating expenses
   including reimbursement/
   waiver                                 0.77%(3)       0.80%            0.80%            0.80%          0.79%           0.80%
 ....................................  ...........    ........         ........         ........       ........        ........
   Operating expenses
   excluding reimbursement/
   waiver                                 0.92%(3)       1.12%            1.12%            1.14%          1.18%           1.28%
 ....................................  ...........    ........         ........         ........       ........        ........
Portfolio turnover rate                     20%(4)         11%               9%               6%             9%             47%


* The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund.


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2000 was $0.18.(2)


(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(3) Annualized.


(4) Not annualized.



62                                                  GALAXY TAX-EXEMPT BOND FUNDS

GALAXY FLORIDA MUNICIPAL BOND FUND


(For a share outstanding throughout each period)


                                                       PERIOD
                                                    JUNE 1, 2000
                                                       THROUGH                                                       PERIOD ENDED
                                                      OCTOBER 31,               YEARS ENDED MAY 31,                      MAY 31,
                                                    ------------------------------------------------------------------------------
                                                        2000*              2000                  1999                     1998(2)
                                                      --------            -------               -------                  -------
                                                                                  TRUST SHARES
 .............................................         ........            .......               .......                  .......
Net asset value, beginning of period                     $9.51             $10.12                $10.30                   $10.00
 .............................................         ........            .......               .......                  .......
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                               0.17               0.43                  0.44                     0.43
 .............................................         ........            .......               .......                  .......
   Net realized and unrealized gain (loss)
   on investments                                         0.36              (0.61)                (0.04)                    0.32
---------------------------------------------         --------            -------               -------                  -------
Total from investment operations                          0.53              (0.18)                 0.40                     0.75

LESS DIVIDENDS:
   Dividends from net investment income                  (0.17)             (0.43)                (0.44)                   (0.43)
 .............................................         ........            .......               .......                  .......
   Dividends from net realized capital gains                --                 --                 (0.14)                   (0.02)
---------------------------------------------         --------            -------               -------                  -------
Total dividends                                          (0.17)             (0.43)                (0.58)                   (0.45)

Net increase (decrease) in net asset value                0.36              (0.61)                (0.18)                    0.30
 .............................................         ........            .......               .......                  .......
Net asset value, end of period                          $ 9.87             $ 9.51                $10.12                   $10.30
=============================================         ========            =======               =======                  =======
Total return                                              5.62%(4)          (1.76)%                3.88%                    7.63%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                   $61,773            $61,154               $68,796                  $51,793
 .............................................         ........            .......               .......                  .......
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                   4.22%(3)           4.44%                 4.25%                    4.59%(3)
 .............................................         ........            .......               .......                  .......
   Operating expenses including
   reimbursement/waiver                                   0.79%(3)           0.80%                 0.80%                    0.80%(3)
 .............................................         ........            .......               .......                  .......
   Operating expenses excluding
   reimbursement/waiver                                   1.01%(3)           1.15%                 1.14%                    1.19%(3)
 .............................................         ........            .......               .......                  .......
Portfolio turnover rate                                     23%(4)             28%                   11%                      21%


* The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended October 31, 2000 was $0.16.


(2) Period from commencement of operations.


(3) Annualized.


(4) Not annualized.



GALAXY TAX-EXEMPT BOND FUNDS                                                  63

WHERE TO FIND MORE INFORMATION


You'll find more information about the Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.



Galaxy's Investment Company Act File No. is 811-4636.

PROTRTXBND 15040(3/1/01) PKG50

[GRAPHIC]


GALAXY PRIME SHARES


THE GALAXY FUND


PROSPECTUS

February 28, 2001



GALAXY ASSET ALLOCATION FUND


GALAXY GROWTH AND INCOME FUND


GALAXY EQUITY GROWTH FUND


GALAXY INTERNATIONAL EQUITY FUND


GALAXY PAN ASIA FUND


GALAXY SMALL CAP VALUE FUND


GALAXY HIGH QUALITY BOND FUND


PRIME A SHARES AND PRIME B SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds as an investment or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                             [GALAXY FUNDS LOGO]

CONTENTS


 1    RISK/RETURN SUMMARY

 1    Introduction

 2    Galaxy Asset Allocation Fund

 7    Galaxy Growth and Income Fund

11    Galaxy Equity Growth Fund

16    Galaxy International Equity Fund

21    Galaxy Pan Asia Fund

26    Galaxy Small Cap Value Fund

30    Galaxy High Quality Bond Fund

35    Additional information about risk


36    FUND MANAGEMENT


38    HOW TO INVEST IN THE FUNDS

38    How sales charges work

40    Buying, selling and exchanging shares

41      HOW TO BUY SHARES

42      HOW TO SELL SHARES

42      HOW TO EXCHANGE SHARES

42      OTHER SHAREHOLDER SERVICES

42      OTHER TRANSACTION POLICIES


43    DIVIDENDS, DISTRIBUTIONS AND TAXES


45    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION


THIS PROSPECTUS describes Prime A Shares and Prime B Shares of the Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund, Galaxy Small Cap Value Fund and Galaxy High Quality Bond Fund.


On the following pages, you'll find important information about each Fund, including:

- The Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-  The main risks associated with an investment in the Fund

- The Fund's past performance measured on both a year-by-year and long-term basis


-  The fees and expenses that you will pay as an investor in the Fund.


THE FUNDS' INVESTMENT ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.



GALAXY PRIME SHARES                                                            1

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. The Adviser interprets this to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than that. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.


The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.


Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.


The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


The Fund may trade its investments frequently in trying to achieve its investment goal.

[SIDENOTE]

CURRENT INCOME

Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


2                                                            GALAXY PRIME SHARES

GALAXY ASSET ALLOCATION FUND

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.


- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.


- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


GALAXY PRIME SHARES                                                            3

GALAXY ASSET ALLOCATION FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.


1999    7.42%
2000    1.96%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                     SINCE
                                                         1 YEAR  INCEPTION
--------------------------------------------------------------------------------------------
Prime A Shares                                           -3.66%      4.48%  (11/1/98)
--------------------------------------------------------------------------------------------
Prime B Shares                                           -3.56%      5.17%  (11/1/98)
--------------------------------------------------------------------------------------------
S&P 500                                                  -9.10%     10.19%  (since 10/31/98)
--------------------------------------------------------------------------------------------
DJIA                                                     -4.69%     12.87%  (since 10/31/98)
--------------------------------------------------------------------------------------------



[SIDENOTE]

BEST QUARTER
7.30%
for the quarter ending
December 31, 1999

WORST QUARTER
-4.62%
for the quarter ending
December 31, 2000

[SIDENOTE]


The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies. The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.



4                                                            GALAXY PRIME SHARES

GALAXY ASSET ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE (LOAD)                 MAXIMUM DEFERRED SALES CHARGE
                                 ON PURCHASES SHOWN           (LOAD) SHOWN AS A % OF THE OFFERING
                       AS A % OF THE OFFERING PRICE        PRICE OR SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------
Prime A Shares                             5.50%(1)                                       None(2)
-------------------------------------------------------------------------------------------------
Prime B Shares                               None                                        5.00%(3)
-------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                            DISTRIBUTION                          TOTAL FUND
                        MANAGEMENT            AND SERVICE           OTHER          OPERATING
                              FEES           (12B-1) FEES        EXPENSES           EXPENSES
---------------------------------------------------------------------------------------------
Prime A Shares               0.75%                 0.25%4           0.30%              1.30%
---------------------------------------------------------------------------------------------
Prime B Shares               0.75%                 1.00%4           0.31%              2.06%
---------------------------------------------------------------------------------------------


(1)Reduced sales charges may be available. See "How to invest in the Funds -
   How sales charges work."
(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3)This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4)The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.



GALAXY PRIME SHARES                                                            5

GALAXY ASSET ALLOCATION FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

-  your Prime B Shares convert to Prime A Shares after eight years

-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                          1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------
Prime A Shares              $675         $939     $1,224        $2,032
----------------------------------------------------------------------
Prime B Shares              $709         $946      $1,308       $2,195
----------------------------------------------------------------------

If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:

Prime B Shares              $209         $646      $1,108       $2,195
-----------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGERS


The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser, since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.



6                                                            GALAXY PRIME SHARES

GALAXY GROWTH AND INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on growth stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.


The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



[SIDENOTE]


MARKET CAPITALIZATION


A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.


GALAXY PRIME SHARES                                                            7

GALAXY GROWTH AND INCOME FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.


[CHART]

1999         6.99%
2000         3.86%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                          SINCE
                                             1 YEAR   INCEPTION
----------------------------------------------------------------------------------
Prime A Shares                               -1.87%       7.41%  (11/1/98)
----------------------------------------------------------------------------------
Prime B Shares                               -1.66%       8.18%  (11/1/98)
----------------------------------------------------------------------------------
S&P 500                                       9.10%      10.19%  (since 10/31/98)
----------------------------------------------------------------------------------


[SIDENOTE]

BEST QUARTER
9.78%
for the quarter ending
June 30, 1999

WORST QUARTER
-10.57%
for the quarter ending
September 30, 1999

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


8                                                            GALAXY PRIME SHARES

GALAXY GROWTH AND INCOME FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                    MAXIMUM SALES CHARGE (LOAD)              MAXIMUM DEFERRED SALES CHARGE
                             ON PURCHASES SHOWN        (LOAD) SHOWN AS A % OF THE OFFERING
                   AS A % OF THE OFFERING PRICE     PRICE OR SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Prime A Shares              5.50%(1)                        None(2)
------------------------------------------------------------------------------------------
Prime B Shares                None                          5.00%(3)
------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                     DISTRIBUTION                      TOTAL FUND
                      MANAGEMENT      AND SERVICE           OTHER       OPERATING
                            FEES     (12B-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------

Prime A Shares             0.75%           0.25%(4)         0.24%           1.24%
----------------------------------------------------------------------------------

Prime B Shares             0.75%           1.00%(4)         0.32%           2.07%
----------------------------------------------------------------------------------



(1)Reduced sales charges may be available. See "How to invest in the Funds -
   How sales charges work."
(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3)This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4)The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.



GALAXY PRIME SHARES                                                            9

GALAXY GROWTH AND INCOME FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

-  you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

-  your Prime B Shares convert to Prime A Shares after eight years

-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                               1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------
Prime A Shares                   $669         $922     $1,194        $1,967
----------------------------------------------------------------------------
Prime B Shares                   $710         $949      $1,314       $2,187
----------------------------------------------------------------------------

If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:

Prime B Shares                    $210         $649      $1,114        $2,187
-----------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER


The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.



10                                                           GALAXY PRIME SHARES

GALAXY EQUITY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.


The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND
Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

[SIDENOTE]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.


GALAXY PRIME SHARES                                                           11

GALAXY EQUITY GROWTH FUND

In addition, the Fund carries the following risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


12                                                           GALAXY PRIME SHARES

GALAXY EQUITY GROWTH FUND

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.


[CHART]

1999        26.02%
2000        -1.44%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.



                                          SINCE
                              1 YEAR  INCEPTION
-----------------------------------------------------------------
Prime A Shares                -6.84%     14.12%  (11/1/98)
-----------------------------------------------------------------
Prime B Shares                -6.49%     15.29%  (11/1/98)
-----------------------------------------------------------------
S&P 500                       -9.10%     10.19%  (since 10/31/98)
-----------------------------------------------------------------


[SIDENOTE]

BEST QUARTER
17.80%
for the quarter ending
December 31, 1999

WORST QUARTER
-8.09%
for the quarter ending
December 31, 2000

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

GALAXY PRIME SHARES                                                           13

GALAXY EQUITY GROWTH FUND

FEES AND EXPENSES OF THE FUND
The following tables show the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES YOU PAID DIRECTLY FROM YOUR INVESTMENT)

                          MAXIMUM SALES CHARGE (LOAD)              MAXIMUM DEFERRED SALES CHARGE
                                   ON PURCHASES SHOWN        (LOAD) SHOWN AS A % OF THE OFFERING
                         AS A % OF THE OFFERING PRICE     PRICE OR SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------
Prime A Shares                           5.50%(1)                       None(2)
------------------------------------------------------------------------------------------------
Prime B Shares                             None                        5.00%(3)
------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                 DISTRIBUTION                   TOTAL FUND
                     MANAGEMENT   AND SERVICE          OTHER     OPERATING
                           FEES  (12b-1) FEES       EXPENSES      EXPENSES
----------------------------------------------------------------------------
Prime A Shares            0.75%        0.25%(4)        0.23%         1.23%
----------------------------------------------------------------------------
Prime B Shares            0.75%        1.00%(4)        0.27%         2.02%
----------------------------------------------------------------------------


(1)Reduced sales charges may be available. See "How to invest in the Funds -
   How sales charges work."
(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3)This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4)The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.



14                                                           GALAXY PRIME SHARES

GALAXY EQUITY GROWTH FUND

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your Prime B Shares convert to Prime A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                         1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------
Prime A Shares             $668         $919     $1,188        $1,957
----------------------------------------------------------------------
Prime B Shares             $705         $934     $1,288        $2,145
----------------------------------------------------------------------

If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:

Prime B Shares             $205         $634     $1,088        $2,145
---------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.


GALAXY PRIME SHARES                                                           15

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.


The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of a company. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.


The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

THE MAIN RISKS OF INVESTING IN THE FUND
Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.




[SIDENOTE]

SUB-ADVISER
The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.


16                                                           GALAXY PRIME SHARES

GALAXY INTERNATIONAL EQUITY FUND

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.


- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]

DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


GALAXY PRIME SHARES                                                           17

GALAXY INTERNATIONAL EQUITY FUND

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.


[CHART]

1999        41.55%
2000       -20.11%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.



                                          SINCE
                            1 YEAR    INCEPTION
-------------------------------------------------------------------
Prime A Shares             -24.51%        7.58%    (11/1/98)
-------------------------------------------------------------------
Prime B Shares             -24.16%        8.40%    (11/1/98)
-------------------------------------------------------------------
MSCI EAFE Index            -14.17%        8.39%    (since 10/31/98)
-------------------------------------------------------------------


[SIDENOTE]

BEST QUARTER
24.43%
for the quarter ending
December 31, 1999

WORST QUARTER
-9.44%
for the quarter ending
June 30, 2000


[SIDENOTE]

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia and the Far East.


18                                                           GALAXY PRIME SHARES

GALAXY INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES YOU PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE (LOAD)           MAXIMUM DEFERRED SALES CHARGE
                                   ON PURCHASES SHOWN      (LOAD) SHOWN AS A % OF THE OFFERING
                         AS A % OF THE OFFERING PRICE   PRICE OR SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------
Prime A Shares                                5.50%(1)                      None(2)
----------------------------------------------------------------------------------------------
Prime B Shares                                  None                        5.00%(3)
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                    DISTRIBUTION                      TOTAL FUND
                     MANAGEMENT      AND SERVICE           OTHER       OPERATING
                           FEES     (12b-1) FEES        EXPENSES        EXPENSES
---------------------------------------------------------------------------------
Prime A Shares            0.87%(4)      0.25%(5)           0.87%        1.99%(4)
---------------------------------------------------------------------------------
Prime B Shares            0.87%(4)      1.00%(5)           0.30%        2.17%(4)
---------------------------------------------------------------------------------



(1)Reduced sales charges may be available. See "How to invest in the Funds -
   How sales charges work."
(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3)This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4)The Adviser is waiving a portion of its fees so that Management fees are expected to be 0.62%. Total Fund operating expenses after this waiver are expected to be 1.74% for Prime A Shares and 1.92% for Prime B Shares. This fee waiver may be revised or discontinued at any time.
(5)The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.



GALAXY PRIME SHARES                                                           19

GALAXY INTERNATIONAL EQUITY FUND

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown
-  you reinvest all dividends and distributions in the Fund
-  you sell all your shares at the end of the periods shown
-  your investment has a 5% return each year
-  your Prime B Shares convert to Prime A Shares after eight years
-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
Prime A Shares                                $741       $1,140     $1,564        $2,739
------------------------------------------------------------------------------------------
Prime B Shares                                $720        $ 979     $1,364        $2,458
------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:

Prime B Shares                                $220         $679     $1,164        $2,458
------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGERS
The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January of 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August of 1996.

20                                                           GALAXY PRIME SHARES

GALAXY PAN ASIA FUND



THE FUND'S INVESTMENT OBJECTIVE



The Fund seeks capital appreciation.



THE FUND'S MAIN INVESTMENT STRATEGIES



The Fund normally invests at least 65% of its total assets in the common stocks of companies located in or whose principal activities are in Asia and the Pacific Basin. These countries may include Hong Kong, India, Indonesia, Japan, Malaysia, the People's Republic of China, the Philippines, Republic of Korea, Singapore, Taiwan and Thailand. In determining where a company's principal activities are located, the Adviser will consider its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund emphasizes investments in the developed countries of the region (i.e., Hong Kong, Japan, and Singapore), however, it may also invest in companies located in emerging markets. The Fund will invest mainly in large and medium-sized companies, although it may invest in companies of any size.



The Sub-Adviser determines how much to invest in each country by looking at factors such as prospects for economic growth, expected inflation levels, government policies and the range of available investment opportunities. The Sub-Adviser uses a rigorous bottom-up approach, recognizing that individual companies can do well, even in an industry or economy that is not performing well. The Sub-Adviser emphasizes intensive research and stockpicking as the means to identify undervalued stocks in the Asian markets. The investment process is based on a disciplined and systematic approach to identifying under-priced securities. Fundamental parameters that are value and/or growth oriented are used to screen the stock universe to identify companies that are likely to outperform. Regular company visits are an intrinsic part of the process. Top-down macro analysis, i.e., the process of looking at economic and political trends in the region and then selecting countries and industries that should benefit from those trends, and market valuation are used to support asset allocation decisions. Quantitative tools are used to help identify and manage exposure to different risk factors.



The Fund will sell a security if, as a result of changes in the economy of a particular country or the Asian and Pacific Basin region in general, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.



THE MAIN RISKS OF INVESTING IN THE FUND



Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of

[SIDE NOTE]


SUB-ADVISER



The Adviser has appointed UOB Global Capital LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.



GALAXY PRIME SHARES                                                           21

GALAXY PAN ASIA FUND

rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.



In addition, the Fund carries the following main risks:



- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.



- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.



- REGIONAL RISK - Because the Fund invests primarily in the stocks of companies located in Asia and the Pacific Basin, the Fund is particularly susceptible to events in that region. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified.



- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country, and currently intends to invest at least 50% of its assets in securities of companies located in Japan. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country. In particular, you should know that the Japanese economy faces several concerns, including: a financial system with a significant amount of nonperforming loans; high debt on corporate balance sheets; a structurally changing labor market, under which the traditional concept of lifetime employment is at odds with the increasing need for labor mobility; and changing corporate governance models. Japan is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.



- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.



- SMALL COMPANIES RISK - Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of


[SIDENOTE]


RISK LEVEL



On a risk spectrum ranking funds from conservative to aggressive, the Galaxy Pan Asia Fund is considered to have an aggressive level of risk. This ranking is based on the assessment by the Adviser of the potential risk of the Fund relative to the other equity funds offered by Galaxy, but this can change over time. It should not be used to compare the Fund with other mutual funds or other types of investments. Consult your financial professional to help you decide if the Fund is right for you.


22                                                           GALAXY PRIME SHARES

GALAXY PAN ASIA FUND

   larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.


- DERIVATIVES - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments or to seek to increase total return. There's no guarantee the use of derivatives for hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. To the extent that a derivative is not used as a hedge, losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.



- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDENOTE]


DERIVATIVES



A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


GALAXY PRIME SHARES                                                           23

GALAXY PAN ASIA FUND



HOW THE FUND HAS PERFORMED



No performance information is presented for Prime A Shares and Prime B Shares of the Fund because they had less than one full calendar year of performance history as of December 31, 2000.



FEES AND EXPENSES OF THE FUND



The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                       MAXIMUM SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                               ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                     AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------
Prime A Shares                           5.50%(1)                        None(2)
----------------------------------------------------------------------------------------------

Prime B Shares                               None                       5.00%(3)
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                     DISTRIBUTION                           TOTAL FUND
                  MANAGEMENT          AND SERVICE            OTHER           OPERATING
                        FEES         (12b-1) FEES         EXPENSES            EXPENSES
----------------------------------------------------------------------------------------------
Prime A Shares          1.20%            0.25%(4)         42.92%(5),(6)       44.37%(6)
----------------------------------------------------------------------------------------------

Prime B Shares          1.20%            1.00%(4)         42.91%(5),(6)       45.11%(6)
----------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Fund - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Fund
    - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares.
    See "How to invest in the Fund - How sales charges work."

(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(5) Other expenses are based on estimated amounts for the current fiscal year.

(6) The Adviser and the Fund's transfer agent have agreed to waive fees and reimburse expenses so that Total Fund operating expenses do not exceed 1.95% and 2.67% for Prime A Shares and Prime B Shares, respectively. These waivers and reimbursements may be revised or discontinued at any time.



24                                                           GALAXY PRIME SHARES

GALAXY PAN ASIA FUND


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

-  you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

-  your Prime B Shares convert to Prime A Shares after eight years

-  the Fund's operating expenses remain the same.



Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                                 1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Prime A Shares                   $3,918       $7,197     $8,403        $9,046
--------------------------------------------------------------------------------
Prime B Shares                   $4,106       $7,360     $8,498        $8,937
--------------------------------------------------------------------------------


If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:


Prime B Shares                   $3,606       $7,060     $8,298        $8,937
--------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Janet Liem, who joined UOB Overseas Bank Group (UOB) in 1993 and who has been a portfolio manager with the Sub-Adviser since April 2000. Under the supervision of Daniel Chan, a member of the Sub-Adviser's Investment Committee, she is primarily responsible for the day-to-day management of the Fund's investment portfolio.


Ms. Liem, who also serves as Director and head of Research of UOB Asset Management Ltd. (UOBAM), has over 15 years of investment experience. Prior to joining UOB, she held various research positions with global financial institutions. She holds a BBA from the National University of Singapore and an MBA from the University of New South Wales.


Mr. Chan has over 20 years investment experience. He currently serves as Chief Investment Officer and Managing Director of UOBAM. He has been with UOB since 1982 and the Sub-Adviser since its inception in 1998. He is responsible for all aspects of the investment process. He is also the current Chairperson of the Investment Management Association of Singapore. Prior to joining UOB, he was a Vice President at Sun Hung Kai Securities in Singapore. He holds a BBA from the National University of Singapore.


GALAXY PRIME SHARES                                                           25

GALAXY SMALL CAP VALUE FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[SIDE NOTE]


VALUE STOCKS


Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

26                                                           GALAXY PRIME SHARES

GALAXY SMALL CAP VALUE FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.


[CHART]

1999        10.71%
2000        16.99%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.



                                                      SINCE
                              1 YEAR              INCEPTION
-------------------------------------------------------------------------------
Prime A Shares                10.59%                 13.15% (11/1/98)
-------------------------------------------------------------------------------
Prime B Shares                11.04%                 14.12% (11/1/98)
-------------------------------------------------------------------------------
Russell 2000 Index            -3.02%                 13.44% (since 10/31/98)
-------------------------------------------------------------------------------
S&P 600                       11.80%                 17.27% (since 10/31/98)
-------------------------------------------------------------------------------


[SIDENOTE]


The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.


BEST QUARTER
16.48%
for the quarter ending
June 30, 1999

WORST QUARTER
-7.71%
for the quarter ending
March 31, 1999


The Standard & Poor's SmallCap 600 Composite Index (S&P 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 600 is heavily weighted with the stocks of companies with small market capitalizations.



GALAXY PRIME SHARES                                                           27

GALAXY SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES YOU PAID DIRECTLY FROM YOUR INVESTMENT)


                      MAXIMUM SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                               ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                     AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------
Prime A Shares                           5.50%(1)                                    None(2)
----------------------------------------------------------------------------------------------

Prime B Shares                               None                                   5.00%(3)
----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                     DISTRIBUTION                           TOTAL FUND
                  MANAGEMENT          AND SERVICE            OTHER           OPERATING
                        FEES         (12b-1) FEES         EXPENSES            EXPENSES
----------------------------------------------------------------------------------------------
Prime A Shares         0.75%             0.25%(4)            0.32%             1.32%
----------------------------------------------------------------------------------------------
Prime B Shares         0.75%             1.00%(4)            0.71%             2.46%
----------------------------------------------------------------------------------------------



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.



28                                                           GALAXY PRIME SHARES

GALAXY SMALL CAP VALUE FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

-  you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

-  your Prime B Shares convert to Prime A Shares after eight years

-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                           1 YEAR       3 YEARS          5 YEARS    10 YEARS
------------------------------------------------------------------------------
Prime A Shares               $677          $945           $1,234      $2,053
------------------------------------------------------------------------------

Prime B Shares               $749        $1,067           $1,511      $2,514
------------------------------------------------------------------------------

If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:


Prime B Shares               $249          $767           $1,311      $2,514
------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including its predecessor, since it began operations in 1992.


GALAXY PRIME SHARES                                                           29

GALAXY HIGH QUALITY BOND FUND


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks a high level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.



In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.



Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.



The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.



The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.



The Fund may trade its investments frequently in trying to achieve its investment goal.



30                                                           GALAXY PRIME SHARES

GALAXY HIGH QUALITY BOND FUND

THE MAIN RISKS OF INVESTING IN THE FUND


All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


In addition, the Fund carries the following main risks:


- INTEREST RATE RISK -- The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interes rate changes.



- CREDIT RISK -- The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P and Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.



- PREPAYMENT/EXTENSION RISK -- Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.



- SELECTION OF INVESTMENTS -- The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



- FREQUENT TRADING -- Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


GALAXY PRIME SHARES                                                           31

GALAXY HIGH QUALITY BOND FUND

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Prime A Shares of the Fund has varied from year to year. The returns for Prime B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the returns would be lower.


[CHART]

1999        -4.11%
2000        12.57%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.



                                                            SINCE
                                           1 YEAR       INCEPTION
-------------------------------------------------------------------------------------
Prime A Shares                                7.23%         1.50% (11/1/98)
-------------------------------------------------------------------------------------
Prime B Shares                                6.85%         1.82% (11/1/98)
-------------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Bond Index                            11.85%         4.66% (since 10/31/98)
-------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/
Credit Bond Index                            10.12%         4.92% (since 10/31/98)
-------------------------------------------------------------------------------------


[SIDENOTE]

The Lehman Brothers Government/Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.

BEST QUARTER
4.85%
for the quarter ending
December 31, 2000

WORST QUARTER
-1.79%
for the quarter ending
June 30, 1999


The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.



32                                                           GALAXY PRIME SHARES

GALAXY HIGH QUALITY BOND FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                      MAXIMUM SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                               ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                     AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------
Prime A Shares                            4.75%(1)                                   None(2)
--------------------------------------------------------------------------------------------
Prime B Shares                              None                                  5.00%(3)
--------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                     DISTRIBUTION                           TOTAL FUND
                  MANAGEMENT          AND SERVICE            OTHER           OPERATING
                        FEES         (12b-1) FEES         EXPENSES            EXPENSES
----------------------------------------------------------------------------------------------
Prime A Shares      0.75%(4)             0.25%(5)         0.52%(4)             1.52%(4)
----------------------------------------------------------------------------------------------
Prime B Shares      0.75%(4)             1.00%(5)         0.25%(4)             2.00%(4)
----------------------------------------------------------------------------------------------




(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser and certain of the Fund's other service providers are waiving a portion of their fees so that Management fees and Other expenses are expected to be 0.55% and 0.25%, respectively, for Prime A Shares and 0.55% and 0.16%, respectively, for Prime B Shares. Total Fund operating expenses after these waivers are expected to be 1.05% for Prime A Shares and 1.71% for Prime B Shares. These fee waivers may be revised or discontinued at any time.

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Funds average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.



GALAXY PRIME SHARES                                                           33

GALAXY HIGH QUALITY BOND FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

-  you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

-  your Prime B Shares convert to Prime A Shares after eight years

-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
---------------------------------------------------------------------------------------------------------
Prime A Shares            $622                  $932               $1,265                $2,201
---------------------------------------------------------------------------------------------------------
Prime B Shares            $703                  $927               $1,278                $2,204
---------------------------------------------------------------------------------------------------------


If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:


---------------------------------------------------------------------------------------------------------
Prime B Shares            $203                  $627               $1,078                $2,204
---------------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGER


The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.



34                                                           GALAXY PRIME SHARES

ADDITIONAL INFORMATION ABOUT RISK



The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions.


The High Quality Bond Fund may hold uninvested cash and invest without limit in money market instruments, including short-term U.S. Government securities.



For the Asset Allocation Fund, Growth and Income Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund and Small Cap Value Fund, these investments may include cash, money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity and Pan Asia Funds, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers.


This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS



This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.



GALAXY PRIME SHARES                                                           35

FUND MANAGEMENT


ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


                                                        MANAGEMENT FEE
                                                             AS A % OF
FUND                                                        NET ASSETS
----------------------------------------------------------------------
Galaxy Asset Allocation Fund                                     0.75%
----------------------------------------------------------------------
Galaxy Growth and Income Fund                                    0.75%
----------------------------------------------------------------------
Galaxy Equity Growth Fund                                        0.75%
----------------------------------------------------------------------
Galaxy International Equity Fund                                 0.62%
----------------------------------------------------------------------
Galaxy Small Cap Value Fund                                      0.75%
----------------------------------------------------------------------
Galaxy High Quality Bond Fund                                    0.55%
----------------------------------------------------------------------


The Adviser is entitled to receive management fees from the Pan Asia Fund at the annual rate of 1.20% of the Fund's average daily net assets.


SUB-ADVISERS



The Adviser has delegated some of its advisory responsibilities with respect to the Galaxy International Equity Fund to Oechsle International Advisors, LLC ("Oechsle") as sub-adviser. Oechsle determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with Oechsle as to the Fund's investment program, approves the list of foreign countries recommended by Oechsle for investment and manages the Fund's daily cash position. Oechsle's fees are paid by the Adviser.



Oechsle has its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2000, Oechsle had discretionary management authority over approximately $17.7 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in Oechsle.



The Adviser has delegated some of its advisory responsibilities with respect to the Pan Asia Fund to UOB Global Capital LLC ("UOBGC") as sub-adviser. UOBGC determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on Asian investment and economic developments. The Adviser



36                                                           GALAXY PRIME SHARES
assists and consults with UOBGC as to the Fund's investment program, reviews sector and country allocations as determined by UOBGC for investment and manages the Fund's daily cash position. UOBGC's fees are paid by the Adviser.


UOBGC is located at 592 Fifth Avenue, Suite 602, New York, New York 10036. UOBGC has entered into an arrangement with its affiliate, UOB Asset Management Ltd. (UOBAM), pursuant to which UOBAM has agreed to provide appropriate resources, including investment, operations and compliance personnel, to UOBGC. UOBAM is located at UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624. At December 31, 2000, together with its affiliates, UOBGC had discretionary management authority over approximately $2.2 billion in assets.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES


The Adviser and sub-advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a sub-adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and sub-advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.



GALAXY PRIME SHARES                                                           37

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Prime A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Prime B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

PRIME A SHARES


The table below shows the sales charge you'll pay if you buy Prime A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.



ASSET ALLOCATION FUND, GROWTH AND INCOME FUND, EQUITY GROWTH FUND, INTERNATIONAL EQUITY FUND, PAN ASIA FUND AND SMALL CAP VALUE FUND.


                                                 TOTAL SALES CHARGE
                              ----------------------------------------------
                                       AS A % OF                AS A % OF
AMOUNT OF                     THE OFFERING PRICE                     YOUR
YOUR INVESTMENT                        PER SHARE               INVESTMENT
----------------------------------------------------------------------------
Less than $50,000                       5.50%                       5.82%
----------------------------------------------------------------------------
$50,000 but less
than $100,000                           4.50%                       4.71%
----------------------------------------------------------------------------
$100,000 but less
than $250,000                           3.50%                       3.63%
----------------------------------------------------------------------------
$250,000 but less
than $500,000                           2.50%                       2.56%
----------------------------------------------------------------------------
$500,000 but less
than $1,000,000                         2.00%                       2.04%
----------------------------------------------------------------------------
$1,000,000
and over                                0.00%(1)                  0.00%(1)
----------------------------------------------------------------------------


HIGH QUALITY BOND FUND

                                                 TOTAL SALES CHARGE
                              ----------------------------------------------
                                       AS A % OF                AS A % OF
AMOUNT OF                     THE OFFERING PRICE                     YOUR
YOUR INVESTMENT                        PER SHARE               INVESTMENT
----------------------------------------------------------------------------
Less than $50,000                          4.75%                    4.99%
----------------------------------------------------------------------------
$50,000 but less
than $100,000                             4.50%                     4.71%
----------------------------------------------------------------------------
$100,000 but less
than $250,000                             3.50%                     3.63%
----------------------------------------------------------------------------
$250,000 but less
than $500,000                             2.50%                     2.56%
----------------------------------------------------------------------------
$500,000 but less
than $1,000,000                           2.00%                     2.04%
----------------------------------------------------------------------------
$1,000,000
and over                                  0.00%(1)                  0.00%(1)
----------------------------------------------------------------------------


(1)There is no front-end sales charge on investments in Prime A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder.


Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Prime A Shares or the amount that the Funds will receive from such sales.



[SIDENOTE]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime A Shares or Prime B Shares, minus the value of the Fund's liabilities attributable to Prime A Shares or Prime B Shares, divided by the number of Prime A Shares or Prime B Shares held by investors.


38                                                           GALAXY PRIME SHARES

There's no sales charge when you buy Prime A Shares if:

-  You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from Prime A Shares of another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

-  You were a Galaxy shareholder before December 1, 1995.

PRIME B SHARES

If you buy Prime B Shares of the Funds, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:

IF YOU SELL YOUR SHARES             YOU'LL PAY A CDSC OF
--------------------------------------------------------
During the first year                              5.00%
--------------------------------------------------------
During the second year                             4.00%
--------------------------------------------------------
During the third year                              3.00%
--------------------------------------------------------
During the fourth year                             3.00%
--------------------------------------------------------
During the fifth year                              2.00%
--------------------------------------------------------
During the sixth year                              1.00%
--------------------------------------------------------
After the sixth year                                None
--------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Prime B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Prime B Shares that you acquire by reinvesting your dividends and distributions.

In addition, there's no CDSC when Prime B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your broker-dealer, or consult the SAI, for other instances in which the CDSC is waived.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Prime A Shares of the Funds can pay distribution fees at an annual rate of up to 0.30% of each Fund's Prime A Share assets. The Funds do not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.

Prime B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.25% of each Fund's Prime B Share assets. The Funds do not intend to pay more than 1.00% in distribution and shareholder service (12b-1) fees during the current fiscal year.

Galaxy has adopted separate plans under Rule 12b-1 that allow each Fund to pay fees from its Prime A Share assets for selling and distributing Prime A Shares and from its Prime B Share assets for selling and distributing Prime B Shares and for services

[SIDENOTE]

SALES CHARGE WAIVERS

Ask your broker-dealer, or consult the SAI, for other instances in which the sales load on Prime A Shares is waived. When you buy your shares, you must tell your broker-dealer that you qualify for a sales load waiver.


GALAXY PRIME SHARES                                                           39
provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING PRIME B SHARES TO PRIME A SHARES

Eight years after you buy Prime B Shares of a Fund, they will automatically convert to Prime A Shares of the Fund. This allows you to benefit from the lower annual expenses of Prime A Shares.

CHOOSING BETWEEN PRIME A SHARES AND PRIME B SHARES

Prime B Shares are subject to higher fees than Prime A Shares. For this reason, Prime A Shares can be expected to pay higher dividends than Prime B Shares. However, because Prime A Shares are subject to an initial sales charge which is deducted at the time you purchase Prime A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Prime A Shares than if you purchase Prime B Shares of the Fund.

In deciding whether to buy Prime A Shares or Prime B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Prime B Shares may equal or exceed the initial sales charge and fees for Prime A Shares. Prime A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your broker-dealer for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES


You can buy and sell Prime A Shares and Prime B Shares of the Funds on any day that the Funds are open for business. With respect to the Asset Allocation Fund, Growth and Income Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund and Small Cap Value Fund, a business day is any day that the New York
Stock Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open.

Prime A Shares and Prime B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.


Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.



40                                                          GLAXAY PRIME SHARES
on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.


HOW TO BUY SHARES

You can buy shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. Your broker-dealer will usually hold your shares of record in its name and receive all confirmations of purchases and sales. Your ownership of the shares will be recorded by your broker-dealer and reflected in the account statements provided to you. For details, please contact your broker-dealer. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.

DISCOUNT PLANS

You may have the sales charges on purchases of Prime A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION: You can add the value of the Prime A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Prime A Shares for purposes of calculating the sales charge.


- LETTER OF INTENT: You can purchase Prime A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Prime A Shares equal to 5% of the amount you indicated in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.


- REINVESTMENT PRIVILEGE: You can reinvest some or all of the money that you receive when you sell Prime A Shares of the Funds in Prime A Shares of any Galaxy Fund that offers Prime A Shares within 90 days without paying a sales charge.

[SIDENOTE]

DISCOUNT PLANS

You must tell your broker-dealer when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply.


GALAXY PRIME SHARES                                                           41

HOW TO SELL SHARES

You can sell your shares through your broker-dealer. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Please contact your broker-dealer for information on how to sell your shares.

HOW TO EXCHANGE SHARES

You may exchange Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any other Galaxy Fund that offers Prime A Shares. You won't pay a sales charge for exchanging your Prime A Shares.

You may exchange Prime B Shares of a Fund for Prime B Shares of any other Galaxy Fund that offers Prime B Shares. You won't pay a CDSC when you exchange your Prime B Shares. However, when you sell the Prime B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Prime B Shares which you exchanged.

Galaxy doesn't charge any fee for making exchanges but your broker-dealer might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance notice to shareholders.

To exchange shares, contact your broker-dealer.

OTHER SHAREHOLDER SERVICES

Your broker-dealer may offer other shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account. Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.


Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.


42                                                           GALAXY PRIME SHARES

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Each of the Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth Fund and Galaxy Small Cap Value Fund pays any dividends from net investment income each quarter. The Galaxy International Equity Fund and Galaxy Pan Asia Fund pay any dividends from net investment income annually. The Galaxy High Quality Bond Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. Except for the Galaxy High Quality Bond Fund, it's expected that the Funds' annual distributions will normally -- but not always -- consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


It is expected that each of the Galaxy International Equity Fund and Galaxy Pan Asia Fund will be subject to



GALAXY PRIME SHARES                                                           43
foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


44                                                           GALAXY PRIME SHARES

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand financial performance for the Funds' Prime A Shares and Prime B Shares for the period since Prime A Shares and Prime B Shares were first offered (or, with respect to the Pan Asia Fund, the period since the Fund began operations). Certain information in the financial highlights tables reflects the financial performance of a single Prime A Share or Prime B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Prime A Shares and Prime B Shares of each Fund, assuming all dividends and distributions were reinvested. The information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.


GALAXY ASSET ALLOCATION FUND
(For a share outstanding throughout the period)



                                                                                        YEARS ENDED OCTOBER 31,
                                                               --------------------------------------------------------------------
                                                                           2000                               1999
------------------------------------------------------------   --------------------------------   ---------------------------------
                                                                 PRIME A            PRIME B         PRIME A            PRIME B
                                                                  SHARES            SHARES         SHARES(1)          SHARES(1)
------------------------------------------------------------   --------------    --------------   --------------     --------------
Net asset value, beginning of period                            $17.73            $17.71            $16.95            $16.95
------------------------------------------------------------    ------            ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income(2)                                      0.39(4)           0.26(4)           0.44              0.29
------------------------------------------------------------    ------            ------            ------            ------
    Net realized and unrealized gain on investments               1.36              1.35              1.17              1.19
------------------------------------------------------------    ------            ------            ------            ------
Total from investment operations                                  1.75              1.61              1.61              1.48

LESS DIVIDENDS:
    Dividends from net investment income                         (0.40)            (0.26)            (0.40)            (0.29)
------------------------------------------------------------    ------            ------            ------            ------
    Dividends from net realized capital gains                    (0.31)            (0.31)            (0.43)            (0.43)
------------------------------------------------------------    ------            ------            ------            ------
Total dividends                                                  (0.71)            (0.57)            (0.83)            (0.72)

Net increase in net asset value                                   1.04              1.04              0.78              0.76
------------------------------------------------------------    ------            ------            ------            ------
Net asset value, end of period                                  $18.77            $18.75            $17.73            $17.71
============================================================    ======            ======            ======            ======
Total return(3)                                                  10.15%             9.29%             9.72%             8.91%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)                             $186              $526              $238              $519
------------------------------------------------------------    ------            ------            ------            ------
RATIOS TO AVERAGE NET ASSETS:
    Net investment income including reimbursement/waiver          2.15%             1.41%             2.27%             1.53%
------------------------------------------------------------    ------            ------            ------            ------
    Operating expenses including reimbursement/waiver             1.15%             1.89%             1.16%             1.90%
------------------------------------------------------------    ------            ------            ------            ------
    Operating expenses excluding reimbursement/waiver             1.30%             2.06%             1.29%             2.08%
------------------------------------------------------------    ------            ------            ------            ------
Portfolio turnover rate                                             59%               59%              135%              135%


(1) The Fund began issuing Prime A Shares and Prime B Shares on
    November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 was $0.37(4) and $0.41, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 was $0.23(4) and $0.26.

(3) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.

(4) The selected per share data was calculated using the weight average shares outstanding method for the period.



GALAXY PRIME SHARES                                                           45

GALAXY GROWTH AND INCOME FUND


(For a share outstanding throughout the period)



                                                                                    YEARS ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                                          2000                               1999
                                                             --------------------------------   ---------------------------------
                                                               PRIME A            PRIME B         PRIME A            PRIME B
                                                                SHARES           SHARES(1)       SHARES(1)          SHARES(1)
---------------------------------------------------------    --------------    --------------   --------------     --------------
Net asset value, beginning of period                            $16.00            $15.97          $14.88             $14.88
---------------------------------------------------------       ------            ------          ------             ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(loss)(2)                                 0.04             (0.07)           0.11(3)           (0.01)(3)
---------------------------------------------------------       ------            ------          ------             ------
   Net realized and unrealized gain on investments                1.34              1.33            2.03               2.03
---------------------------------------------------------       ------            ------          ------             ------
Total from investment operations                                  1.38              1.26            2.14               2.02

LESS DIVIDENDS:
     Dividends from net investment income                        (0.06)              --            (0.11)             (0.02)
---------------------------------------------------------       ------            ------          ------             ------
     Dividends from net realized capital gains                   (0.91)            (0.91)          (0.91)             (0.91)
---------------------------------------------------------       ------            ------          ------             ------
Total dividends                                                  (0.97)            (0.91)          (1.02)             (0.93)

Net increase in net asset value                                   0.41              0.35            1.12               1.09
---------------------------------------------------------       ------            ------          ------             ------
Net asset value, end of period                                  $16.41            $16.32          $16.00             $15.97
=========================================================       ======            ======          ======             ======
Total return(4)                                                   9.27%             8.38%          14.81%             13.98%

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)                            $156              $129            $150               $129
---------------------------------------------------------       ------            ------          ------             ------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/waiver         0.30%            (0.45)%          0.66%             (0.09)%
---------------------------------------------------------       ------            ------          ------             ------
     Operating expenses including reimbursement/waiver            1.14%             1.89%           1.15%              1.90%
---------------------------------------------------------       ------            ------          ------             ------
     Operating expenses excluding reimbursement/waiver            1.24%             2.07%           1.30%              2.17%
---------------------------------------------------------       ------            ------          ------             ------
Portfolio turnover rate                                             42%               42%             20%                20%



(1) The Fund began issuing Prime A Shares and Prime B Shares on November 1,
    1998.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 was $0.03 and $0.09, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Advisor and/or affiliates and/or Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 was $(0.10) and $(0.05).


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.



46                                                           GALAXY PRIME SHARES

GALAXY EQUITY GROWTH FUND


(For a share outstanding throughout the period)



                                                                                    YEARS ENDED OCTOBER 31,
                                                            -----------------------------------------------------------------------
                                                                      2000                                    1999
                                                            ---------------------------------      --------------------------------
                                                                PRIME A            PRIME B            PRIME A            PRIME B
                                                                 SHARES             SHARES             SHARES             SHARES
---------------------------------------------------------   --------------     --------------      --------------      ------------
Net asset value, beginning of period                             $28.95             $28.84             $24.49              $24.49
---------------------------------------------------------        ------             ------             ------              ------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment (loss)(2)                                    (0.05)(4)          (0.29)(4)          (0.01)              (0.10)
---------------------------------------------------------        ------             ------             ------              ------
     Net realized and unrealized gain on investments              5.13               5.11               6.37                6.35
---------------------------------------------------------        ------             ------             ------              ------
Total from investment operations                                  5.08               4.82               6.36                6.25

LESS DIVIDENDS:
     Dividends from net investment income                          --                 --                  --                  --
---------------------------------------------------------        ------             ------             ------              ------
     Dividends in excess of net investment income                  --                 --
---------------------------------------------------------        ------             ------             ------              ------
     Dividends from net realized capital gains                   (1.72)             (1.72)              (1.90)              (1.90)
---------------------------------------------------------        ------             ------             ------              ------
Total dividends                                                  (1.72)             (1.72)              (1.90)              (1.90)

Net increase in net asset value                                   3.36               3.10                4.46                4.35
---------------------------------------------------------        ------             ------             ------              ------
Net asset value, end of period                                  $32.31             $31.94              $28.95              $28.84
=========================================================       ======             ======              ======              ======
Total return(3)                                                 18.36%             17.48%              27.30%              26.79%

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)                            $142               $450               $107                $246
---------------------------------------------------------        ------             ------             ------              ------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/waiver        (0.17)%            (0.92)%            (0.05)%             (0.78)%
---------------------------------------------------------        ------             ------             ------              ------
     Operating expenses including reimbursement/waiver            1.12%              1.87%              1.14%               1.87%
---------------------------------------------------------        ------             ------             ------              ------
     Operating expenses excluding reimbursement/waiver            1.23%              2.02%              1.28%               2.19%
---------------------------------------------------------        ------             ------             ------              ------
Portfolio turnover rate                                             54%                54%               53%                  53%


(1) The Fund began issuing Prime A Shares and Prime B Shares on
    November 1, 1998.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 was $(0.09)(4) and $(0.04), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 was $(0.34)(4) and $(0.14), respectively.


(3) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.


(4) The selected per share data was calculated using the weighted averages shares outstanding method for the year.



GALAXY PRIME SHARES                                                           47

GALAXY INTERNATIONAL EQUITY FUND

(For a share outstanding throughout the period)


                                                                                 YEARS ENDED OCTOBER 31,
                                                            ------------------------------------------------------------------
                                                                          2000                               1999
                                                            ---------------------------------   ------------------------------
                                                               PRIME A           PRIME B           PRIME A           PRIME B
                                                               SHARES             SHARES           SHARES(1)         SHARES(1)
--------------------------------------------------------    ------------       ------------     ------------       -----------
Net asset value, beginning of period                          $20.98             $20.85            $16.85             $16.85
--------------------------------------------------------      ------             ------            ------             ------
Income from investment operations:
   Net investment income (loss)(2)                              0.46(3)            0.29(3)           0.06(3)           (0.08)(3)
--------------------------------------------------------      ------             ------            ------             ------
   Net realized and unrealized gain on investments             (0.60)             (0.58)             4.79               4.78
--------------------------------------------------------      ------             ------            ------             ------
Total from investment operations                               (0.14)             (0.29)             4.85               4.70
--------------------------------------------------------
LESS DIVIDENDS:
   Dividends from net investment income                        (0.12)                --             (0.15)             (0.13)
--------------------------------------------------------      ------             ------            ------             ------
   Dividends from net realized capital gains                   (1.19)             (1.19)            (0.57)             (0.57)
--------------------------------------------------------      ------             ------            ------             ------
Total dividends                                                (1.31)             (1.19)            (0.72)             (0.70)

Net increase in net asset value                                (1.45)             (1.48)             4.13               4.00
--------------------------------------------------------      ------             ------            ------             ------
Net asset value, end of period                                $19.53             $19.37            $20.98             $20.85
========================================================      ======             ======            ======             ======
Total return(4)                                                (1.34)%            (2.02)%           29.73%             28.74%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000's)                             $14               $483               $12               $458
--------------------------------------------------------      ------             ------            ------             ------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including reimbursement/waiver         2.06%              1.33%             0.34%             (0.38)%
--------------------------------------------------------      ------             ------            ------             ------
   Operating expenses including reimbursement/waiver            1.10%              1.83%             1.17%              1.89%
--------------------------------------------------------      ------             ------            ------             ------
   Operating expenses excluding reimbursement/waiver            1.99%              2.17%             2.03%              2.27%
--------------------------------------------------------      ------             ------            ------             ------
Portfolio turnover rate                                           50%                50%               45%                45%



(1) The Fund began issuing Prime A Shares and Prime B Shares on
    November 1, 1998.


(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 were $0.26(3) and $(0.09). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 were $0.22(3) and $(0.16).

(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(4) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.



48                                                           GALAXY PRIME SHARES

GALAXY PAN ASIA FUND

(For a share outstanding throughout each period)



                                                                          PERIOD ENDED OCTOBER 31, 2000
                                                                     ----------------------------------------
                                                                     PRIME A SHARES(1)      PRIME B SHARES(1)
--------------------------------------------------------             -----------------      -----------------
Net asset value, beginning of period                                     $  9.60               $  9.60
--------------------------------------------------------                 -------               -------
     Net investment income(2)                                               0.01(3)               0.01(3)
--------------------------------------------------------                 -------               -------
     Net realized and unrealized (loss) on investments                     (0.16)                (0.17)
--------------------------------------------------------                 -------               -------
Total from investment operations                                           (0.15)                (0.16)

Net (decrease) in net asset value                                          (0.15)                (0.16)
--------------------------------------------------------                 -------               -------
Net asset value, end of period                                           $  9.45               $  9.44
========================================================                 =======               =======
Total return(4)                                                            (1.67)%(6)             1.77%(6)

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)                                        $2                    $2
--------------------------------------------------------                 -------               -------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/waiver                   1.23%(5)              0.41%(5)
--------------------------------------------------------                 -------               -------
     Operating expenses including reimbursement/waiver                      1.95%(5)              2.67%(5)
--------------------------------------------------------                 -------               -------
     Operating expenses excluding reimbursement/waiver                     44.37%(5)             45.11%(5)
--------------------------------------------------------                 -------               -------
Portfolio turnover rate                                                       32%(6)                32%(6)



(1) The Fund began offering Prime A Shares and Prime B Shares on September 22, 2000.


(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the period ended October 31, 2000 was $(0.39). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the period ended October 31, 2000 was $(0.40).


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4) Calculation does not include the effect of any sales charge for Prime A Shares or Prime B Shares.


(5) Annualized.


(6) Not annualized.



GALAXY PRIME SHARES                                                           49

GALAXY SMALL CAP VALUE FUND
(For a share outstanding throughout the period)


                                                                                  YEARS ENDED OCTOBER 31,
                                                            ------------------------------------------------------------------
                                                                       2000                                1999
                                                            ---------------------------------   ------------------------------
                                                              PRIME A            PRIME B           PRIME A            PRIME B
                                                              SHARES             SHARES            SHARES(1)          SHARES(1)
========================================================      ======             ======            ======             ======
Net asset value, beginning of period                          $13.04             $12.98            $13.59             $13.59
--------------------------------------------------------      ------             ------            ------             ------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)(2)                            0.05(4)           (0.05)(4)          0.03              (0.05)
--------------------------------------------------------      ------             ------            ------             ------
     Net realized and unrealized gain on investments            2.64               2.62              0.73               0.71
--------------------------------------------------------      ------             ------            ------             ------
Total from investment operations                                2.69               2.57              0.76               0.66

LESS DIVIDENDS:
     Dividends from net investment income                      (0.04)                --             (0.04)                --
--------------------------------------------------------      ------             ------            ------             ------
     Dividends in excess of net investment income                 --                 --                --                 --
--------------------------------------------------------      ------             ------            ------             ------
     Dividends from net realized capital gains                 (1.36)             (1.36)            (1.27)             (1.27)
--------------------------------------------------------      ------             ------            ------             ------
Total dividends                                                (1.40)             (1.36)            (1.31)             (1.27)

Net (decrease) in net asset value                               1.29               1.21             (0.55)             (0.61)
--------------------------------------------------------      ------             ------            ------             ------
Net asset value, end of period                                $14.33             $14.19            $13.04             $12.98
========================================================      ======             ======            ======             ======
Total return(3)                                                22.26%             21.46%             5.80%              4.96%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                          $189               $170              $175               $190
--------------------------------------------------------      ------             ------            ------             ------
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including
         reimbursement/waiver                                   0.36%             (0.41)%            0.26%             (0.49)%
--------------------------------------------------------      ------             ------            ------             ------
     Operating expenses including
         reimbursement/waiver                                   1.16%              1.93%             1.18%              1.93%
--------------------------------------------------------      ------             ------            ------             ------
     Operating expenses excluding
         reimbursement/waiver                                   1.32%              2.46%             1.40%              2.49%
--------------------------------------------------------      ------             ------            ------             ------
Portfolio turnover rate                                           43%                43%               42%                42%

(1) The Fund began issuing Prime A Shares and Prime B Shares on
    November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 was $0.03(4) and $0.00, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 was $(0.13)(4) and $(0.10), respectively.

(3) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.



50                                                           GALAXY PRIME SHARES

GALAXY HIGH QUALITY BOND FUND
(For a share outstanding throughout the period)

                                                                                  YEARS ENDED OCTOBER 31,
                                                            ------------------------------------------------------------------
                                                                       2000                                1999
                                                            ---------------------------------   ------------------------------
                                                              PRIME A            PRIME B           PRIME A            PRIME B
                                                              SHARES             SHARES            SHARES(1)          SHARES(1)
========================================================      ======             ======            ======             ======
Net asset value, beginning of period                          $10.25             $10.24            $11.20             $11.20
--------------------------------------------------------      ------             ------            ------             ------
INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                  0.57               0.51              0.60               0.49
--------------------------------------------------------      ------             ------            ------             ------
      Net realized and unrealized gain (loss)
      on investments                                            0.12               0.12             (0.89)             (0.87)
--------------------------------------------------------      ------             ------            ------             ------
Total from investment operations                                0.69               0.63             (0.29)             (0.38)

LESS DIVIDENDS:
      Dividends from net investment income                     (0.59)             (0.52)            (0.57)             (0.49)
--------------------------------------------------------      ------             ------            ------             ------
      Dividends from net realized capital gains                   --                 --             (0.09)             (0.09)
--------------------------------------------------------      ------             ------            ------             ------
Total dividends                                                (0.59)             (0.52)            (0.66)             (0.58)

Net increase (decrease) in net asset value                      0.10               0.11             (0.95)             (0.96)
--------------------------------------------------------      ------             ------            ------             ------
Net asset value, end of period                                $10.35             $10.35            $10.25             $10.24
========================================================      ======             ======            ======             ======
Total return(3)                                                 7.00%              6.41%            (2.68)%            (3.46)%

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000's)                          $34               $262               $16               $323
--------------------------------------------------------      ------             ------            ------             ------
RATIOS TO AVERAGE NET ASSETS:
      Net investment income including reimbursement/waiver      5.74%              5.07%             5.35%              4.60%
--------------------------------------------------------      ------             ------            ------             ------
      Operating expenses including reimbursement/waiver         1.05%              1.71%             0.96%              1.71%
--------------------------------------------------------      ------             ------            ------             ------
      Operating expenses excluding reimbursement/waiver         1.52%              2.00%             1.52%              2.07%
--------------------------------------------------------      ------             ------            ------             ------
Portfolio turnover rate                                          104%               104%              226%               226%


(1) The Fund began offering Prime A Shares and Prime B Shares on
    November 1, 1998.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 were $0.52 and $0.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 were $$0.48 and $0.45, respectively.


(3) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.



GALAXY PRIME SHARES                                                           51

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


QRGALE 3/1/01

[Front cover page]

The Galaxy Fund



Galaxy Prime Shares


Prospectus

February 28, 2001



Galaxy Equity Income Fund
Galaxy Strategic Equity Fund
Galaxy Equity Value Fund
Galaxy Small Company Equity Fund
Galaxy Short-Term Bond Fund
Galaxy Intermediate Government Income Fund
Galaxy Tax-Exempt Bond Fund


Prime A Shares and Prime B Shares



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds as an investment or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents



1        Risk/return summary
1        Introduction
4        Galaxy Equity Income Fund
9        Galaxy Strategic Equity Fund
14       Galaxy Equity Value Fund
19       Galaxy Small Company Equity Fund
24       Galaxy Short-Term Bond Fund
31       Galaxy Intermediate Government Income Fund
37       Galaxy Tax-Exempt Bond Fund
43       Additional information about risk
44       Fund management
45       How to invest in the Funds
45       How sales charges work
48       Buying, selling and exchanging shares
49                How to buy shares
49                How to sell shares
50                How to exchange shares
50                Other shareholder services
50                Other transaction policies
52       Dividends, distributions and taxes
54       Financial highlights

RISK/RETURN SUMMARY

INTRODUCTION


This prospectus describes Prime A Shares and Prime B Shares of the Galaxy Equity Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Small Company Equity Fund, Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund and Galaxy Tax-Exempt Bond Fund.


On the following pages, you'll find important information about each Fund, including:

- The Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    The main risks associated with an investment in the Fund

- The Fund's past performance measured on both a year-by-year and long-term basis

-    The fees and expenses that you will pay as an investor in the Fund.




THE FUNDS' INVESTMENT ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


[Sidenote:]

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Equity Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.


The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

Retail A Shares of the Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which also are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[bar chart goes here]


------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
1991          1992        1993        1994        1995        1996        1997        1998        1999        2000
------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
22.37%        7.43%       8.05%       0.75%       32.96%      16.53%      25.51%      15.63%      4.36%       6.01%
------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------



[Sidenote:]

Best quarter:       13.31% for the quarter ending June 30, 1997
Worst quarter:      -8.41% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.

------------------------- --------------------- --------------------- -------------------- ------------------------------
                                 1 year               5 years              10 years        Since inception
------------------------- --------------------- --------------------- -------------------- ------------------------------
Prime B Shares(1)               -14.14%                 8.67%                  11.17%      11.11% (12/14/90)
------------------------- --------------------- --------------------- -------------------- ------------------------------
Prime B Shares(2)               -13.65%                 9.64%                  11.80%      11.73% (12/14/90)
------------------------- --------------------- --------------------- -------------------- ------------------------------
S&P 500                          -9.10%                18.33%                  17.44%      17.61% (since 11/30/90)
------------------------- --------------------- --------------------- -------------------- ------------------------------



(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.


(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effect of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail A Shares, average annual total returns for Prime B Shares would have been lower.


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
----------------------- ------------------------------ -----------------------------
                        Maximum sales charge (load)    Maximum deferred sales
                        on purchases shown as a % of   charge (load) shown as a
                        the offering price             % of the offering price
                                                       or sale price, whichever is
                                                       less
----------------------- ------------------------------ -----------------------------
Prime A Shares          5.50%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Prime B Shares          None                           5.00%(3)
----------------------- ------------------------------ -----------------------------



 Annual Fund operating expenses (expenses deducted from the Fund's assets)
----------------------- ----------------- ------------------- -------------- --------------
                                          Distribution and                   Total Fund
                                          service (12b-1)     Other          operating
                        Management fees   fees                expenses       expenses
----------------------- ----------------- ------------------- -------------- --------------
Prime A Shares          0.75%             0.25%(4)            0.33%(5)       1.33%
----------------------- ----------------- ------------------- -------------- --------------
Prime B Shares          0.75%             1.00%(4)            0.33%(5)       2.08%
----------------------- ----------------- ------------------- -------------- --------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."


(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and

     1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.


(5)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Prime A Shares          $678                  $948                 $1,239                $2,063
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $711                  $952                 $1,319                $2,219
----------------------- --------------------- -------------------- --------------------- --------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Prime B Shares          $211                  $652                 $1,119                $2,219
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations. He has been with the Adviser and its predecessors since 1970.

Galaxy Strategic Equity Fund



THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks long-term capital appreciation.





THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium size companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities. In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.


The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]

VALUE STOCKS AND GROWTH STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.



THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:



- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows the performance of the Fund's Retail A Shares during the last calendar year. The figure doesn't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the return would be lower.


[bar chart goes here]

                          ---------------------- --------------------
                                  1999                  2000
                          ---------------------- --------------------


                                       10



                         ---------------------- --------------------
                                  0.05%                22.22%
                         ---------------------- --------------------


[Sidenote:]

Best quarter:          11.49% for the quarter ending June 30, 1999
Worst quarter:         -13.65% for the quarter ending September 30, 1999


AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.



---------------------------- -------------------------- --------------------------------
                             1 year                     Since inception
---------------------------- -------------------------- --------------------------------
Prime B Shares(1)                     11.71%            4.67% (3/4/98)
---------------------------- -------------------------- --------------------------------
Prime B Shares(2)                     13.21%            6.14% (3/4/98)
---------------------------- -------------------------- --------------------------------
S&P 500                               -9.10%            9.86% (since 2/28/98)
---------------------------- -------------------------- --------------------------------


(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.


(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effort of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail
     A Shares, average annual total returns for Prime B Shares would have been lower.


[Sidenote:]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)
----------------------- ------------------------------ -----------------------------
                        Maximum sales charge (load)    Maximum deferred sales
                        on purchases shown as a % of   charge (load) shown as a
                        the offering price             % of the offering price
                                                       or sale price, whichever is
                                                       less
----------------------- ------------------------------ -----------------------------
Prime A Shares          5.50%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Prime B Shares          None                           5.00%(3)
----------------------- ------------------------------ -----------------------------



 Annual Fund operating expenses (expenses deducted from the Fund's assets)
----------------------- ----------------- ------------------- ------------- --------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Prime A Shares          0.75%(4)          0.25%(5)            0.60%(4,6)    1.60%(4)
----------------------- ----------------- ------------------- ------------- --------------
Prime B Shares          0.75%(4)          1.00%(5)            0.60%(4,6)    2.35%(4)
----------------------- ----------------- ------------------- ------------- --------------



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser and the Administrator are waiving a portion of their fees so that Other expenses are expected to be 0.40% for Prime A Shares and 0.45% for Prime B Shares. Total Fund operating expenses after these waivers are expected to be 1.20% for Prime A Shares and 2.00% for Prime B Shares. These fee waivers may be revised or discontinued at any time.


(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.

(6)  Other expenses are based on estimated amounts for the current fiscal year.



EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Prime A Shares          $704                  $1,027               $1,373                $2,346
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $738                  $1,033               $1,455                $2,499
----------------------- --------------------- -------------------- --------------------- --------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $238                  $733                 $1,255                $2,499
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER


The Fund's portfolio manager is Peter B. Hathaway, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hathaway has been the Fund's portfolio manager since it began operations in March 1998. He has been in the investment management business with the Adviser and its predecessors since 1964 and has been responsible for the Adviser's Value Driven Growth investment process since 1991.

Galaxy Equity Value Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund which also are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR RETURNS

The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]

------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
1991          1992        1993        1994        1995        1996        1997        1998        1999        2000
------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
23.36%        8.21%       14.75%      3.51%       27.78%      21.09%      27.66%      23.75%      6.67%       -3.19%
------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


[Sidenote:]

Best quarter:              27.15% for the quarter ending December 31, 1998
Worst quarter:             -15.28% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.



---------------------------- ------------------- ----------------- ------------------- -------------------------------
                             1 year              5 years           10 years            Since inception
---------------------------- ------------------- ----------------- ------------------- -------------------------------
Prime B Shares(1)            -25.30%             8.80%             11.93%              11.04% (9/1/88)
---------------------------- ------------------- ----------------- ------------------- -------------------------------
Prime B Shares(2)            -24.91%             9.76%             12.57%              11.55% (9/1/88)
---------------------------- ------------------- ----------------- ------------------- -------------------------------
S&P 500                      -9.10%              18.33%            17.44%              16.87% (since 8/31/88)
---------------------------- ------------------- ----------------- ------------------- -------------------------------
Lipper Multi-Cap Value
Funds Average                8.86%               13.71%            15.14%              13.72% (since 8/31/88)
---------------------------- ------------------- ----------------- ------------------- -------------------------------


(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.

(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effort of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail
     A Shares, average annual total returns for Prime B Shares would have been lower.


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
The Lipper Multi-Cap Value Funds Average is an unmanaged index that measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
----------------------- ------------------------------ -----------------------------
                        Maximum sales charge (load)    Maximum deferred sales
                        on purchases shown as a % of   charge (load) shown as a
                        the offering price             % of the offering price
                                                       or sale price, whichever is
                                                       less
----------------------- ------------------------------ -----------------------------
Prime A Shares          5.50%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Prime B Shares          None                           5.00%(3)
----------------------- ------------------------------ -----------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)
----------------------- ----------------- ------------------- ------------- --------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------

                                        20

Prime A Shares          0.75%             0.25%(4)            0.36%(5)      1.36%
----------------------- ----------------- ------------------- ------------- --------------
Prime B Shares          0.75%             1.00%(4)            0.37%(5)      2.12%
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in the Funds -- How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."

(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.


(5)  Other expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

-  you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

-  your Prime B Shares convert to Prime A Shares after eight years

-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------

                                         21

Prime A Shares          $681                  $957                 $1,254                $2,095
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $715                  $964                 $1,339                $2,258
----------------------- --------------------- -------------------- --------------------- --------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $215                  $664                 $1,139                $2,258
----------------------- --------------------- -------------------- --------------------- --------------------

[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is G. Jay Evans, a Senior Vice President of the Adviser since 1991. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

Galaxy Small Company Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]

--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
1992            1993         1994          1995         1996          1997         1998          1999         2000
--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
1.20%           22.75%       -0.06%        38.80%       20.84%        14.17%       -10.94%       38.93%       -5.49%
--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------


[Sidenote:]

Best quarter:                  44.08% for the quarter ending December 31, 1999
Worst quarter:                 -24.02% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


---------------------------- -------------------------- --------------------- --------------------------------
                                      1 year                  5 years         Since inception
---------------------------- -------------------------- --------------------- --------------------------------
Prime B Shares(1)                     -10.69%                  8.80%         11.33% (12/30/91)
---------------------------- -------------------------- --------------------- --------------------------------
Prime B Shares(2)                      -9.40%                   9.76%         12.03% (12/30/91)
---------------------------- -------------------------- --------------------- --------------------------------
Russell 2000 Index                     -3.02%                   10.31%        12.56% (since 12/31/91)
---------------------------- -------------------------- --------------------- --------------------------------


(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.


(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effort of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail
     A Shares, average annual total returns for Prime B Shares would have been lower.

[Sidenote:]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
----------------------- ------------------------------ -----------------------------
                        Maximum sales charge (load)    Maximum deferred sales
                        on purchases shown as a % of   charge (load) shown as a
                        the offering price             % of the offering price
                                                       or sale price, whichever is
                                                       less
----------------------- ------------------------------ -----------------------------
Prime A Shares          5.50%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Prime B Shares          None                           5.00%(3)
----------------------- ------------------------------ -----------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)
----------------------- ----------------- ------------------- ------------- --------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Prime A Shares          0.75%             0.25%(4)            0.44%(5)      1.44%
----------------------- ----------------- ------------------- ------------- --------------
Prime B Shares          0.75%             1.00%(4)            0.50%(5)      2.25%
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in the Funds -- How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."

(4) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and

     1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.


(5)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                         1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Prime A Shares          $689                  $980                 $1,294                $2,179
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $728                  $1,003               $1,405                $2,381
----------------------- --------------------- -------------------- --------------------- --------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $228                  $703                 $1,205                $2,381
----------------------- --------------------- -------------------- --------------------- --------------------




[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser since 1996. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

Galaxy Short-Term Bond Fund


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks a high level of current income consistent with preservation of capital.


[Sidenote:]
PRESERVATION OF CAPITAL


Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.


[Sidenote:]
DEBT OBLIGATIONS


When a fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.


In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.


Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the

Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities which have one of the top three ratings assigned by S&P and Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be less than three years under normal circumstances.


[Sidenote:]
AVERAGE WEIGHTED MATURITY


Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.


[Sidenote:]
DURATION


Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


The Fund may trade its investments frequently in trying to achieve its investment goal.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


In addition, the Fund carries the following main risks:


- INTEREST RATE RISK: The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


- CREDIT RISK: The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.


- PREPAYMENT/EXTENSION RISK: Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.


- FOREIGN INVESTMENTS: Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.


- SELECTION OF INVESTMENTS: The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


- FREQUENT TRADING: Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[bar chart goes here]


-------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------
1992           1993         1994         1995        1996         1997         1998        1999         2000
-------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------
5.81%          6.41%        -0.37%       10.96%      3.38%        5.68%        6.07%       2.33%        7.48%
-------------- ------------ ------------ ----------- ------------ ------------ ----------- ------------ ------------


Best quarter:               4.14% for the quarter ending September 30, 1992
Worst quarter:             -0.72% for the quarter ending March 31, 1994


AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


---------------------------- -------------------------- --------------------- -------------------------------

                             1 year                     5 years               Since inception
---------------------------- -------------------------- --------------------- -------------------------------
Prime B Shares(1)            2.35%                      3.95%                 4.69% (12/30/91)
---------------------------- -------------------------- --------------------- -------------------------------
Prime B Shares(2)            2.49%                      4.65%                 5.26% (12/30/91)
---------------------------- -------------------------- --------------------- -------------------------------

                                         34

Lehman Brothers One to
Three Year Government Bond
Index                        8.17%                      5.95%                 5.83% (since 12/31/91)
---------------------------- -------------------------- --------------------- -------------------------------


(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.


(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effort of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail
     A Shares, average annual total returns for Prime B Shares would have been lower.


[Sidenote:]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.


FEES AND EXPENSES OF THE FUND


The following table show the fees and expenses you may pay when you buy and hold shares of the Fund.



Shareholder fees (fees paid directly from your investment)
----------------------- ------------------------------ -----------------------------
                        Maximum sales charge (load)    Maximum deferred sales
                        on purchases shown as a % of   charge (load) shown as a
                        the offering price             % of the offering price
                                                       or sale price, whichever is
                                                       less
----------------------- ------------------------------ -----------------------------
Prime A Shares          4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Prime B Shares          None                           5.00%(3)
----------------------- ------------------------------ -----------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)
----------------------- ----------------- ------------------- ------------- --------------

                                         35

                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Prime A Shares          0.75%(4)          0.25%(5)            0.40%(6)      1.40%(4)
----------------------- ----------------- ------------------- ------------- --------------
Prime B Shares          0.75%(4)          1.00%(5)            0.46%(6)      2.21%(4)
----------------------- ----------------- ------------------- ------------- --------------


(1) Reduced sales charges may be available. See "How to invest in the Funds -- How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."


(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.50%. Total Fund operating expenses after this waiver are expected to be 1.15% for Prime A Shares and 1.96% for Prime B Shares. This fee waiver may be revised or discontinued at any time.


(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.


(6) Other expenses are based on estimated amounts for the current fiscal year.


EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown


-    you reinvest all dividends and distributions in the Fund


-    you sell all your shares at the end of the periods shown


-    your investment has a 5% return each year


-    your Prime B Shares convert to Prime A Shares after eight years


-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Prime A Shares             $611                  $897              $1,204                $2,075
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares             $724                  $991              $1,385                $2,339
----------------------- --------------------- -------------------- --------------------- --------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares             $224                  $691              $1,185                $2,339
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
PORTFOLIO MANAGER


The Adviser's taxable bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since October 1999.

Galaxy Intermediate Government Income Fund



THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks the highest level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. It also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks.


In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.



[Sidenote:]
U.S. GOVERNMENT OBLIGATIONS


U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three to ten years under normal circumstances.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


The Fund may trade its investments frequently in trying to achieve its investment goal.


THE MAIN RISKS OF INVESTING IN THE FUND


All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


In addition, the Fund carries the following main risks:


- INTEREST RATE RISK: The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


- CREDIT RISK: The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.


- PREPAYMENT/EXTENSION RISK: Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.


- SELECTION OF INVESTMENTS: The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


- FREQUENT TRADING: Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which also are offered in a separate prospectus. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each class of shares had the same expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[bar chart goes here]


-------------- ----------- ---------- ---------- ---------- ----------- --------- --------- ---------- ----------
1991           1992        1993       1994       1995       1996        1997      1998      1999       2000
-------------- ----------- ---------- ---------- ---------- ----------- --------- --------- ---------- ----------
15.77%         7.11%       6.01%      -3.77%     15.67%     1.75%       7.83%     8.32%     -1.95%     11.43%
-------------- ----------- ---------- ---------- ---------- ----------- --------- --------- ---------- ----------



Best quarter:                   6.13% for the quarter ending September 30, 1992
Worst quarter:                  -2.90% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.


---------------------------- ---------------- --------------- --------------- ------------------------------
                             1 year           5 years         10 years        Since inception
---------------------------- ---------------- --------------- --------------- ------------------------------
Prime B Shares(1)             6.17%             4.34%             6.11%          6.59% (9/1/88)
---------------------------- ---------------- --------------- --------------- ------------------------------
Prime B Shares(2)             6.43%             5.04%             6.63%          7.02% (9/1/88)
---------------------------- ---------------- --------------- --------------- ------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index            10.12%             6.11%             7.36%          7.92% (since 8/31/88)
---------------------------- ---------------- --------------- --------------- ------------------------------
Lehman Brothers Aggregate
Bond Index                   11.63%             6.46%             7.96%          8.60% (since 8/31/88)
---------------------------- ---------------- --------------- --------------- ------------------------------


(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.


(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effort of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail
     A Shares, average annual total returns for Prime B Shares would have been lower.



[Sidenote:]
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.



[Sidenote:]

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)
----------------------- ------------------------------ -----------------------------
                        Maximum sales charge (load)    Maximum deferred sales
                        on purchases shown as a % of   charge (load) shown as a
                        the offering price             % of the offering price
                                                       or sale price, whichever is
                                                       less
----------------------- ------------------------------ -----------------------------
Prime A Shares          4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Prime B Shares          None                           5.00%(3)
----------------------- ------------------------------ -----------------------------


 Annual Fund operating expenses (expenses deducted from the Fund's assets)
----------------------- ----------------- ------------------- -------------- ---------------
                                          Distribution and                   Total Fund
                                          service (12b-1)     Other          operating
                        Management fees   fees                expenses       expenses
----------------------- ----------------- ------------------- -------------- ---------------
Prime A Shares          0.75%(4)          0.25%(5)            0.29%(6)       1.29%(4)
----------------------- ----------------- ------------------- -------------- ---------------
Prime B Shares          0.75%(4)          1.00%(5)            0.54%(6)       2.29%(4)
----------------------- ----------------- ------------------- -------------- ---------------


(1) Reduced sales charges may be available. See "How to invest in the Funds -- How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."


(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.09% for Prime A Shares and 2.09% for Prime B Shares. This fee waiver may be revised or discontinued at any time.


(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.


(6) Other expenses are based on estimated amounts for the current fiscal year.


EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown


-    you reinvest all dividends and distributions in the Fund


-    you sell all your shares at the end of the periods shown


-    your investment has a 5% return each year


-    your Prime B Shares convert to Prime A Shares after eight years


-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Prime A Shares             $600                  $865              $1,149                $1,958
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares             $732               $1,015               $1,425                $2,374
----------------------- --------------------- -------------------- --------------------- --------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Prime B Shares             $232                  $715              $1,225                $2,374
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]


PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

Galaxy Tax-Exempt Bond Fund


THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, primarily bonds (normally 65% of total assets). Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.


[Sidenote:]
MUNICIPAL SECURITIES


State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.


[Sidenote:]
TYPES OF MUNICIPAL SECURITIES


GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and sectors.


Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND


All mutual funds are affected by changes in the economy and swings in investment markets.


In addition, the Fund carries the following main risks:


- INTEREST RATE RISK: The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


- CREDIT RISK: The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.


- PREPAYMENT/EXTENSION RISK: Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.


- SELECTION OF INVESTMENTS: The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[bar chart goes here]


-------------- ------------ ----------- ------------ ----------- ------------ ------------ ----------- ------------
1992           1993         1994        1995         1996        1997         1998         1999        2000
-------------- ------------ ----------- ------------ ----------- ------------ ------------ ----------- ------------

                                        47


9.25%          11.95%       -5.37%      15.79%       3.31%       8.72%        5.73%        -3.66%      11.76%
-------------- ------------ ----------- ------------ ----------- ------------ ------------ ----------- ------------


Best quarter:              6.56% for the quarter ending March 31, 1995
Worst quarter:             -5.01% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


------------------------------- ----------------------- --------------------- -----------------------------------
                                        1 year                5 years                  Since inception
------------------------------- ----------------------- --------------------- -----------------------------------
Prime B Shares(1)                        6.48%                  4.02%                5.68% (12/30/91)
------------------------------- ----------------------- --------------------- -----------------------------------
Prime B Shares(2)                        6.76%                  4.71%                6.26% (12/30/91)
------------------------------- ----------------------- --------------------- -----------------------------------
Lehman Brothers Municipal               11.68%                  5.84%
Bond Index                                                                             6.80% (since 12/31/91)
------------------------------- ----------------------- --------------------- -----------------------------------


(1) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution fees, average annual total returns for Retail A Shares would have been lower.


(2) The performance shown represents the average annual total returns for Retail A Shares of the Fund which have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. The returns do not include the effort of the front-end sales charge payable on purchases of Retail A Shares. Because total fund operating expenses for Prime B Shares (including distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets) are higher than for Retail
     A Shares, average annual total returns for Prime B Shares would have been lower.


[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)
----------------------- ------------------------------ -----------------------------
                        Maximum sales charge (load)    Maximum deferred sales
                        on purchases shown as a % of   charge (load) shown as a
                        the offering price             % of the offering price
                                                       or sale price, whichever is
                                                       less
----------------------- ------------------------------ -----------------------------
Prime A Shares          4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------
Prime B Shares          None                           5.00%(3)
----------------------- ------------------------------ -----------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)
----------------------- ----------------- ------------------- -------------- ---------------
                                          Distribution and                   Total Fund
                                          service (12b-1)     Other          operating
                        Management fees   fees                expenses       expenses
----------------------- ----------------- ------------------- -------------- ---------------
Prime A Shares          0.75%(4)          0.25%(5)            0.21%(6)       1.21%(4)
----------------------- ----------------- ------------------- -------------- ---------------
Prime B Shares          0.75%(4)          1.00%(5)            0.20%(6)       1.95%(4)
----------------------- ----------------- ------------------- -------------- ---------------


(1) Reduced sales charges may be available. See "How to invest in the Funds -- How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."


(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.01% for Prime A Shares and 1.75% for Prime B Shares. This fee waiver may be revised or discontinued at any time.


(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and Distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% in payments for distribution services, up to 0.25% in payments for shareholder liaison services, and up to 0.25% in payments for administrative support services), but will limit such fees to no more than 0.25% and

     1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.


(6) Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown


-    you reinvest all dividends and distributions in the Fund


-    you sell all your shares at the end of the periods shown


-    your investment has a 5% return each year


-    your Prime B Shares convert to Prime A Shares after eight years


-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Prime A Shares          $592                  $841                 $1,108                $1,871
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $704                  $930                 $1,283                $2,131
----------------------- --------------------- -------------------- --------------------- --------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
----------------------- --------------------- -------------------- --------------------- --------------------
Prime B Shares          $204                  $630                 $1,083                $2,131
----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
THE PORTFOLIO MANAGER


The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since 1998.

Additional information about risk


The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions.

The Short-Term Bond Fund, Intermediate Government Income Fund and Tax-Exempt Bond Fund may hold uninvested cash and invest without limit in money market instruments, including short-term U.S. Government securities. Any such taxable investments by the Tax-Exempt Bond Fund may be in excess of 20% of its total assets.


For the Equity Income Fund, Strategic Equity Fund, Equity Value Fund and Small Company Equity Fund, these investments may include cash, money market instruments or debt securities issued or guaranteed by the U.S. Government or its agencies.

This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS


This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


-------------------------------------------------------------- ----------------------------------------------
Fund                                                           Management fee as a % of net assets
-------------------------------------------------------------- ----------------------------------------------
Galaxy Equity Income Fund                                      0.75%
-------------------------------------------------------------- ----------------------------------------------
Galaxy Strategic Equity Fund                                   0.55%
-------------------------------------------------------------- ----------------------------------------------
Galaxy Equity Value Fund                                       0.75%
-------------------------------------------------------------- ----------------------------------------------
Galaxy Small Company Equity Fund                               0.75%
-------------------------------------------------------------- ----------------------------------------------
Galaxy Short-Term Bond Fund                                    0.51%
-------------------------------------------------------------- ----------------------------------------------
Galaxy Intermediate Government Income Fund                     0.55%
-------------------------------------------------------------- ----------------------------------------------
Galaxy Tax-Exempt Bond Fund                                    0.55%
-------------------------------------------------------------- ----------------------------------------------

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES


The Adviser and sub-advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a sub-adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and sub-advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Prime A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Prime B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

[Sidenote:]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime A Shares or Prime B Shares, minus the value of the Fund's liabilities attributable to Prime A Shares or Prime B Shares, divided by the number of Prime A Shares or Prime B Shares held by investors.

PRIME A SHARES

The table below shows the sales charge you'll pay if you buy Prime A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.


------------------------------------- ------------------------------ -----------------------------
                                      Total sales charge
------------------------------------- ------------------------------ -----------------------------
Amount of your investment             As a % of the offering price   As a % of your investment
                                      per share
------------------------------------- ------------------------------ -----------------------------
Less than $50,000                     5.50%                          5.82%
------------------------------------- ------------------------------ -----------------------------
$50,000 but less than $100,000        4.50%                          4.71%
------------------------------------- ------------------------------ -----------------------------
$100,000 but less than $250,000       3.50%                          3.63%
------------------------------------- ------------------------------ -----------------------------
$250,000 but less than $500,000       2.50%                          2.56%
------------------------------------- ------------------------------ -----------------------------
$500,000 but less than $1,000,000     2.00%                          2.04%
------------------------------------- ------------------------------ -----------------------------
$1,000,000 and over                   0.00%(1)                       0.00%(1)
------------------------------------- ------------------------------ -----------------------------

(1) There is no front-end sales charge on investments in Prime A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder.


Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Prime A Shares or the amount that the Funds will receive from such sales.


There's no sales charge when you buy Prime A Shares if:

-    You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from Prime A Shares of another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

-    You were a Galaxy shareholder before December 1, 1995.

[Sidenote:]
SALES CHARGE WAIVERS
Ask your broker-dealer, or consult the SAI, for other instances in which the sales load on Prime A Shares is waived. When you buy your shares, you must tell your broker-dealer that you qualify for a sales load waiver.

PRIME B SHARES

If you buy Prime B Shares of the Funds, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:

-------------------------------------------------- ----------------------------------------------------------
If you sell your shares                            You'll pay a CDSC of
-------------------------------------------------- ----------------------------------------------------------
during the first year                              5.00%
-------------------------------------------------- ----------------------------------------------------------
during the second year                             4.00%
-------------------------------------------------- ----------------------------------------------------------
during the third year                              3.00%
-------------------------------------------------- ----------------------------------------------------------
during the fourth year                             3.00%
-------------------------------------------------- ----------------------------------------------------------
during the fifth year                              2.00%
-------------------------------------------------- ----------------------------------------------------------
during the sixth year                              1.00%
-------------------------------------------------- ----------------------------------------------------------
after the sixth year                               None
-------------------------------------------------- ----------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the

Prime B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Prime B Shares that you acquire by reinvesting your dividends and distributions.

In addition, there's no CDSC when Prime B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your broker-dealer, or consult the SAI, for other instances in which the CDSC is waived.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Prime A Shares of the Funds can pay distribution fees at an annual rate of up to 0.30% of each Fund's Prime A Share assets. The Funds do not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.

Prime B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.25% of each Fund's Prime B Share assets. The Funds do not intend to pay more than 1.00% in distribution and shareholder service (12b-1) fees during the current fiscal year.

Galaxy has adopted separate plans under Rule 12b-1 that allow each Fund to pay fees from its Prime A Share assets for selling and distributing Prime A Shares and from its Prime B Share assets for selling and distributing Prime B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING PRIME B SHARES TO PRIME A SHARES

Eight years after you buy Prime B Shares of a Fund, they will automatically convert to Prime A Shares of the Fund. This allows you to benefit from the lower annual expenses of Prime A Shares.

CHOOSING BETWEEN PRIME A SHARES AND PRIME B SHARES

Prime B Shares are subject to higher fees than Prime A Shares. For this reason, Prime A Shares can be expected to pay higher dividends than Prime B Shares. However, because Prime A Shares are subject to an initial sales charge which is deducted at the time you purchase Prime A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Prime A Shares than if you purchase Prime B Shares of the Fund.

In deciding whether to buy Prime A Shares or Prime B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Prime B Shares may equal or exceed the initial sales charge and fees for Prime A Shares. Prime A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your broker-dealer for help in choosing the appropriate share class.


BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Prime A Shares and Prime B Shares of the Funds on any day that the Funds are open for business. With respect to the Equity Income Fund, Strategic Equity Fund, Equity Value Fund and Small Company Equity Fund, a business day is any day that the New York Stock Exchange is open. With respect to the Short-Term Bond Fund, Intermediate Government Income Fund and Tax-Exempt Bond Fund, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open.


Prime A Shares and Prime B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading of the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.


Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. Your broker-dealer will usually hold your shares of record in its name and receive all confirmations of purchases and sales. Your ownership of the shares will be recorded by your broker-dealer and reflected in the account statements provided to you. For details, please contact your broker-dealer. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.

DISCOUNT PLANS

You may have the sales charges on purchases of Prime A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION: You can add the value of the Prime A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Prime A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT: You can purchase Prime A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Prime A Shares equal to 5% of the amount you indicated in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE: You can reinvest some or all of the money that you receive when you sell Prime A Shares of the Funds in Prime A Shares of any Galaxy Fund that offers Prime A Shares within 90 days without paying a sales charge.

[Sidenote:]
DISCOUNT PLANS
You must tell your broker-dealer when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply.

HOW TO SELL SHARES

You can sell your shares through your broker-dealer. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Please contact your broker-dealer for information on how to sell your shares.

HOW TO EXCHANGE SHARES

You may exchange Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any other Galaxy Fund that offers Prime A Shares. You won't pay a sales charge for exchanging your Prime A Shares.

You may exchange Prime B Shares of a Fund for Prime B Shares of any other Galaxy Fund that offers Prime B Shares. You won't pay a CDSC when you exchange your Prime B Shares. However, when you sell the Prime B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Prime B Shares which you exchanged.

Galaxy doesn't charge any fee for making exchanges but your broker-dealer might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance notice to shareholders.

To exchange shares, contact your broker-dealer.

OTHER SHAREHOLDER SERVICES

Your broker-dealer may offer other shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account. Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Each of the Galaxy Equity Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund and Galaxy Small Company Equity Fund pays any dividends from net investment income each quarter. Each of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund and Galaxy Tax-Exempt Bond Fund declare any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. It's expected that the annual distributions of the Galaxy Equity Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund and Galaxy Small Company Equity Fund will normally -- but not always -- consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

EACH FUND OTHER THAN THE GALAXY TAX-EXEMPT BOND FUND

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

GALAXY TAX-EXEMPT BOND FUND


It is expected that the Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gain or taxable interest income will be taxable to you as ordinary income.



If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.



Interest on indebtedness incurred by a shareholder of the Fund generally will not be deductible for federal income tax purposes.



You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the Funds' financial performance for the past five years (or the period since a particular Fund began operations). As of the date of this prospectus, Prime A Shares and Prime B Shares of the Equity Income Fund, Strategic Equity Fund, Equity Value Fund, Small Company Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund and Tax-Exempt Bond Fund had not been offered to investors. The financial highlights tables shown below with respect to these Funds reflects the financial performance of the Funds' Retail A Shares and is intended to provide a long-term perspective as to each Fund's financial history. Certain information in the financial highlights tables reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned on an investment, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors.

                                           Galaxy Equity Income Fund
                               (For a share outstanding throughout each period)



                                                                                   Years ended October 31,
                                                        ---------------------------------------------------------------------------
                                                            2000            1999           1998            1997             1996
                                                            ----            ----           ----            ----             ----
                                                                                       Retail A Shares
                                                        ---------------------------------------------------------------------------
Net asset value, beginning of period..................      $19.50         $19.67        $  18.82       $  16.91         $  14.98
                                                            ------         ------        --------       --------         --------
Income from investment operations:
     Net investment income(1).........................        0.16(3)        0.19            0.25           0.30             0.30
     Net realized and unrealized gain
         on investments...............................        1.22           1.69            2.43           3.35             2.47
                                                              ----           ----        --------       --------         --------
Total from investment operations......................        1.38           1.88            2.68           3.65             2.77
                                                              ----           ----        --------       --------         --------


                                     66

Less dividends:
     Dividends from net investment income.............       (0.16)         (0.20)          (0.25)         (0.30)           (0.30)
     Dividends from net realized capital gains........       (2.95)         (1.85)          (1.58)         (1.44)           (0.54)
                                                             ------         ------        --------       --------         -------
Total dividends.......................................       (3.11)         (2.05)          (1.83)         (1.74)           (0.84)
                                                             ------         ------        --------       --------         -------
Net increase (decrease) in net asset value............       (1.73)         (0.17)           0.85           1.91             1.93
                                                             ------         ------       --------       --------         --------
Net asset value, end of period........................      $17.77         $19.50         $ 19.67        $ 18.82          $ 16.91
                                                            ======         ======         =======        =======          =======
Total return(2).......................................        8.45%         10.14%          15.23%         23.28%           19.01%
Ratios/supplemental data:
     Net assets, end of period (000's)................    $188,847       $213,041        $207,850       $169,276         $126,952
Ratios to average net assets:
     Net investment income including
         Reimbursement/waiver.........................        0.91%          0.97%           1.30%          1.70%            1.86%
     Operating expenses including
         Reimbursement/waiver.........................        1.33%          1.33%           1.34%          1.39%            1.40%
     Operating expenses excluding
         Reimbursement/waiver.........................        1.33%          1.33%           1.34%          1.41%            1.40%
Portfolio turnover rate...............................          51%            38%             46%            37%              45%
-----------------------------



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.16(3), $0.19, $0.25, $0.30 and $0.30, respectively.


(2) Calculation does not include the effect of any sales charge for Retail A Shares.


(3) The selected per share date was calculated using the weighted average shares outstanding method for the period.

                                        Galaxy Strategic Equity Fund
                                 (For a share outstanding throughout the period)



                                                                                                              Period Ended
                                                                     Years ended October 31,                   October 31,
                                                                     -----------------------                   -----------
                                                                  2000                   1999                      1998
                                                                  ----                   ----                      ----
                                                                        Retail A Shares                     Retail A Shares(1)
                                                                 --------------------------------           ------------------
Net asset value, beginning of period ....................         $9.89                  $9.62                   $10.00
                                                                  -----                  -----                   ------
Income from investment operations:
     Net investment income (loss)(2).....................         0.04                   0.04(7)                 -- (3)
     Net realized and unrealized (loss) on investments...         1.75                   0.27                    (0.38)
                                                                  ----                   ----                    ------
Total from investment operations.........................         1.79                   0.31                    (0.38)
                                                                  ----                   ----                    ------
Less dividends:
     Dividends from net investment income................        (0.04)                 (0.03)                      --
     Dividends from net realized capital gains...........        (1.18)                 (0.01)                      --
                                                                 ------                 -----                    ------
Total dividends..........................................        (1.22)                 (0.04)                      --
                                                                 ------                 -----                    ------
Net (decrease) in net asset value........................         0.57                   0.27                    (0.38)
                                                                  ----                   ----                    ------
Net asset value, end of period...........................         10.46                 $9.89                    $9.62
                                                                  =====                  =====                    =====
Total return(4)..........................................         21.09%                 3.25%                   (3.75)%(6)
Ratios/supplemental data:
     Net assets, end of period (000's)...................         8,505                $8,229                   $4,051
Ratios to average net assets:
     Net investment income including reimbursement/waiver         0.40%                  0.41%                    0.06%(5)
     Operating expenses including reimbursement/waiver...         1.20%                  1.19%                    1.40%(5)
     Operating expenses excluding reimbursement/waiver...         1.60%                  1.63%                    2.41%(5)
Portfolio turnover rate..................................           81%                    79%                      30%(6)
------------------------------


(1)  The Fund commenced operations on March 4, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 was $0.00, $0.00 and $0.00, respectively.


(3)  Net investment income per share is less than $0.005.

(4) Calculation does not include the effect of any sales charge for Retail A Shares.

(5)   Annualized.


(6)   Not annualized.

(7) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                                          Galaxy Equity Value Fund
                               (For a share outstanding throughout each period)


                                                                            Years ended October 31,
                                                    ----------------------------------------------------------------------
                                                        2000          1999            1998          1997           1996
                                                        ----          ----            ----          ----           ----
                                                                                Retail A Shares
                                                    ----------------------------------------------------------------------
Net asset value,
     beginning of period.....................         $18.28        $16.50         $18.21         $15.96         $14.33
                                                      ------        ------         ------         ------         ------
Income from investment operations:
     Net investment income (loss)(1).........          (0.02)        (0.03)          0.03           0.11           0.14
     Net realized and unrealized gain
         on investments......................           1.25          2.42           1.50           4.16           2.74
                                                        ----          ----           ----           ----           ----

Total from investment operations.............           1.23          2.39           1.53           4.27           2.88
                                                        ----          ----           ----           ----           ----

Less dividends:
     Dividends from net investment income....          (0.01)         --             (0.04)         (0.12)        (0.14)

     Dividends in excess of net investment income         --(3)       --             --             --             --
     Dividends from net realized capital gains         (2.45)        (0.61)         (3.20)         (1.90)         (1.11)
                                                       ------        ------         ------         ------         ------
Total dividends..............................          (2.46)        (0.61)         (3.24)         (2.02)         (1.25)
                                                       ------        ------         ------         ------         ------
Net increase (decrease) in net asset value...          (1.23)         1.78          (1.71)          2.25           1.63
                                                       ------         ----          ------          ----           ----
Net asset value, end of period...............         $17.05        $18.28        $ 16.50         $18.21         $15.96
                                                      ======        ======        =======         ======         ======

Total return(2)..............................           7.83%        14.63%          9.88%         29.48%         21.49%
Ratios/supplemental data:
     Net assets, end of period (000's).......       $226,836      $258,332       $234,730       $182,641       $131,998
Ratios to average net assets:
     Net investment income including
         Reimbursement/waiver................          (0.10)%       (0.16)%         0.15%          0.63%          1.00%


                                     70

     Operating expenses including
         Reimbursement/waiver................           1.36%         1.37%          1.37%          1.38%          1.45%
     Operating expenses excluding
         Reimbursement/waiver................           1.36%         1.37%          1.37%          1.38%          1.45%
Portfolio turnover rate......................            72%           75%            82%           111%           116%
------------------------------



(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $(0.02), $(0.03), $0.03, $0.11 and $0.14, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

(3) Dividends in excess of net investment income per share were less than $0.005.

                                      Galaxy Small Company Equity Fund
                               (For a share outstanding throughout each period)



                                                                           Years ended October 31,
                                                    ------------- -------------- -------------- ------------- ------------
                                                        2000          1999           1998           1997         1996
                                                        ----          -----          ----           ----         ----
                                                                               Retail A Shares
                                                    ----------------------------------------------------------------------
Net asset value,
     beginning of period.......................       $15.66        $13.63          $20.94      $  19.96      $  16.28
                                                      ------        ------          ------      --------      --------
Income from investment operations:
     Net investment income (loss)(1)...........        (0.22)        (0.23)          (0.19)        (0.18)        (0.14)
     Net realized and unrealized gain
         (loss) on investments.................         6.31          2.26           (4.86)         3.54          3.99
                                                        ----          ----           ------         ----          ----
Total from investment operations...............         6.09          2.03           (5.05)         3.36          3.85
                                                        ----          ----           ------         ----          ----
Less dividends:
     Dividends from net realized capital gains.           --            --           (2.26)        (2.38)        (0.17)
                                                       -----          ----           ------        ------        ------
Total dividends................................           --            --           (2.26)        (2.38)        (0.17)
                                                       -----          ----           ------        ------        ------
Net increase (decrease) in net asset value.....         6.09          2.03           (7.31)         0.98          3.68
                                                        ----        ------         --------     --------      --------
Net asset value, end of period.................       $21.75        $15.66          $13.63        $20.94        $19.96
                                                      ======        ======          ======        ======        ======
Total return(2)................................        38.89%        14.89%         (26.26)%       19.08%        23.97%
Ratios/supplemental data:
     Net assets, end of period (000's).........     $125,427       $87,921         $95,831      $135,593      $111,101
Ratios to average net assets:
     Net investment (loss) including
         Reimbursement/waiver..................        (0.99)%       (1.41)%         (1.13)%       (1.02)%       (1.03)%
     Operating expenses including
         Reimbursement/waiver..................         1.44%         1.53%           1.46%         1.46%         1.57%
     Operating expenses excluding
         Reimbursement/waiver..................         1.44%         1.54%           1.47%         1.48%         1.57%
Portfolio turnover rate........................           91%          105%             78%           69%           82%
-----------------------------



(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $(0.22), $(0.23), $(0.19), $(0.18) and $(0.14), respectively.



(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                                          Galaxy Short-Term Bond Fund
                               (For a share outstanding throughout each period)



                                                                                Years ended October 31,
                                                           --------------------------------------------------------------
                                                               2000         1999        1998         1997        1996
                                                               ----         ----        ----         ----        ----
                                                                                    Retail A Shares
                                                           --------------------------------------------------------------
Net asset value, beginning of period.................           $9.86       $10.10       $10.01     $  9.99     $ 10.06
                                                                -----       ------       ------     -------     -------
Income from investment operations:
      Net investment income(1).......................            0.52(3)      0.49         0.51        0.53        0.52
      Net realized and unrealized gain (loss) on
      investments....................................            0.03        (0.25)        0.11        0.02       (0.07)
                                                                 ----        ------        ----    --------    --------
Total from investment operations.....................            0.55         0.24         0.62        0.55        0.45
                                                                 ----         ----         ----    --------    --------
Less dividends:
      Dividends from net investment income...........           (0.55)       (0.48)       (0.53)      (0.53)      (0.52)
                                                                ------       ------       ------      ------      ------
Total dividends......................................           (0.55)       (0.48)       (0.53)      (0.53)      (0.52)
                                                                ------       ------       ------      -----       ------
Net increase (decrease) in net asset value...........             --         (0.24)        0.09        0.02       (0.07)
                                                                  ---        ------        ----        ----       ------
Net asset value, end of period.......................          $ 9.86       $ 9.86      $ 10.10     $ 10.01     $  9.99
                                                               ======       ======      =======     =======     =======
Total return(2)......................................            5.76%        2.43%        6.42%       5.64%       4.63%
Ratios/supplemental data:
      Net assets, end of period (000's)..............          $20,394    $24,653      $29,067     $27,961     $33,388
Ratios to average net assets:
      Net investment income including
      reimbursement/waiver...........................            5.31%        4.86%        5.07%       5.29%       5.22%
      Operating expenses including reimbursement/waiver          1.06%        1.10%        1.11%       1.00%       1.11%
      Operating expenses excluding reimbursement/waiver          1.29%        1.30%        1.31%       1.21%       1.35%
Portfolio turnover rate..............................         110%         151%         133%           173%        214%
-------------------------------



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.50, $0.47, $0.49, $0.51 and $0.50, respectively.



(2) Calculation does not include the effect of any sales charge for Retail A Shares.



(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

                                  Galaxy Intermediate Government Income Fund
                               (For a share outstanding throughout each period)



                                                                  Years ended October 31,
                                                   ------------------------------------------------------
                                                     2000       1999       1998       1997       1996
                                                     ----       ----       ----       ----       ----
                                                                      Retail A Shares
                                                   ------------------------------------------------------
Net asset value, beginning of period.........         $9.86     $10.50     $10.18    $ 10.06    $ 10.28
                                                      -----     ------     ------    -------    -------
Income from investment operations:
      Net investment income(1)...............          0.55(3)    0.54       0.57       0.59       0.57
      Net realized and unrealized gain (loss) on
      investments............................          0.11      (0.65)      0.34       0.12      (0.22)
                                                       ----      ------   -------   --------   --------
Total from investment operations.............          0.66      (0.11)      0.91       0.71       0.35
                                                       ----      ------   -------   --------   --------
Less dividends:
      Dividends from net investment income...         (0.57)     (0.53)     (0.59)     (0.59)     (0.57)
                                                      ------     ------     ------     ------     ------
Total dividends..............................         (0.57)     (0.53)     (0.59)     (0.59)     (0.57)
                                                      ------     ------     ------     -----      -----
Net increase (decrease) in net asset value...          0.09      (0.64)      0.32       0.12      (0.22)
                                                       ----      ------      ----       ----      -----
Net asset value, end of period...............         $9.95      $9.86    $ 10.50    $ 10.18    $ 10.06
                                                      =====      =====    =======    =======    =======
Total return(2)                                        7.01%     (1.11)%     9.22%      7.33%      3.58%
Ratios/supplemental data:
      Net assets, end of period (000's)......       $47,548    $56,454    $66,865    $65,626    $79,741
Ratios to average net assets:
      Net investment income including
               reimbursement/waiver..........          5.63%      5.28%      5.49%      5.90%      5.69%
      Operating expenses including
               reimbursement/waiver..........          0.97%      0.97%      1.01%      1.02%      1.04%
      Operating expenses excluding
               reimbursement/waiver..........          1.18%      1.17%      1.21%      1.22%      1.24%
Portfolio turnover rate......................            99%       184%       205%       128%       235%
----------------------------------



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.58, $0.52, $0.55, $0.57 and $0.55, respectively.



(2) Calculation does not include the effect of any sales charge for Retail A Shares.



(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

                                          Galaxy Tax-Exempt Bond Fund
                               (For a share outstanding throughout each period)



                                                                  Years ended October 31,
                                            -------------------------------------------------------------------
                                                2000          1999          1998            1997        1996
                                                ----          ----          ----            ----        ----
                                                                      Retail A Shares
                                            -------------------------------------------------------------------
Net asset value, beginning of period.          $10.33        $11.30        $11.06         $   10.78   $  10.78
                                               ------        ------        ------         ---------   --------
Income from investment operations:
   Net investment income(1)..........            0.47          0.46          0.48              0.50       0.50
   Net realized and unrealized gain
     (loss) on investments...........            0.35         (0.83)         0.34              0.29        ---
                                                 ----         ------         ----        ----------  ---------

Total from investment operations.....            0.82         (0.37)         0.82              0.79       0.50
                                                 ----         ------    ---------        ----------  ---------

Less dividends:
   Dividends from net investment
     Income...........................          (0.47)        (0.46)        (0.49)            (0.50)     (0.50)
   Dividends from net realized capital
     gains............................            --          (0.14)        (0.09)            (0.01)       ---
                                                ------        ------        ------            ------ ---------
Total dividends......................           (0.47)        (0.60)        (0.58)            (0.51)     (0.50)
                                                ------        ------        ------        ---------  ---------

Net increase (decrease) in net asset
     Value...........................            0.35         (0.97)         0.24              0.28        ---
                                                 ----         ------         ----        ----------  ---------
Net asset value, end of period.......          $10.68        $10.33     $   11.30         $   11.06  $   10.78
                                               ======        ======     =========         =========  =========
Total return(2)......................            8.12%        (3.45)%        7.60%             7.49%      4.77%
Ratios/supplemental data:
   Net assets, end of period (000's).         $21,229       $25,704       $24,764         $  25,465  $  28,339
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver............           4.48%         4.25%          4.32%             4.60%      4.68%
   Operating expenses including
      Reimbursement/waiver...........           0.89%         0.92%          0.94%             0.95%      0.93%
   Operating expenses excluding
     Reimbursement/waiver............           1.10%         1.12%          1.15%             1.18%      1.18%
Portfolio turnover rate..............             73%           23%            59%               78%        15%
-------------------------------



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.45, $0.44, $0.46, $0.47 and $0.48, respectively.


(2) Calculation does not include the effect of any sales charge for Retail A Shares.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[GRAPHIC]

GALAXY MONEY MARKET FUNDS

THE GALAXY FUND


PROSPECTUS
February 28, 2001





GALAXY MONEY MARKET FUND


GALAXY GOVERNMENT MONEY MARKET FUND


GALAXY U.S. TREASURY MONEY MARKET FUND


GALAXY TAX-EXEMPT MONEY MARKET FUND


TRUST SHARES







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                             [GALAXY FUNDS LOGO]

      CONTENTS



 1    RISK/RETURN SUMMARY

 1    Introduction

 2    Galaxy Money Market Fund

 5    Galaxy Government Money Market Fund

 8    Galaxy U.S. Treasury Money Market Fund

11    Galaxy Tax-Exempt Money Market Fund

14    Additional information about risk

15    Investor guidelines

16    FUND MANAGEMENT

17    HOW TO INVEST IN THE FUNDS

17    Buying and selling shares

18      HOW TO BUY SHARES

18       HOW TO SELL SHARES

18      OTHER TRANSACTION POLICIES

19    DIVIDENDS, DISTRIBUTIONS AND TAXES

21    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION




THIS PROSPECTUS describes the Galaxy Money Market Funds. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.


On the following pages you'll find important information about each Galaxy Money Market Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.


WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are right for all investors. Your investment goals and tolerance for risk will determine which fund is right for you. On page 15 you'll find a table which sets forth general guidelines to help you decide which of the Galaxy Money Market Funds is best suited to you.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.



[SIDENOTE]

MATURITY

The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a fund.


GALAXY MONEY MARKET FUNDS                                                     1

GALAXY MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of money market instruments, including commercial paper, notes and bonds issued by U.S. corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.




THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the fund on a certain date and at a certain price.


2                                                      GALAXY MONEY MARKET FUNDS

GALAXY MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART]

1995          5.50%
1996          4.94%
1997          5.19%
1998          5.14%
1999          4.80%
2000          6.12%



AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000.



                                                            SINCE
                                1 YEAR      5 YEARS     INCEPTION

--------------------------------------------------------------------------------
Trust Shares                     6.12%       5.24%         5.27% (11/1/94)
--------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


[SIDENOTE]

BEST QUARTER
1.57% for the quarter ending December 31, 2000

WORST QUARTER
1.11% for the quarter ending June 30, 1999



GALAXY MONEY MARKET FUNDS                                                     3

GALAXY MONEY MARKET FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                   TOTAL FUND
                      MANAGEMENT      DISTRIBUTION       OTHER      OPERATING
                            FEES      (12b-1) FEES    EXPENSES       EXPENSES
--------------------------------------------------------------------------------
Trust Shares               0.40%(1)           None       0.11%          0.51%(1)
--------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.36%. Total Fund operating expenses after this waiver are expected to be 0.47%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                 1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Trust Shares                       $52         $164       $285          $640
--------------------------------------------------------------------------------


4                                                      GALAXY MONEY MARKET FUNDS

GALAXY GOVERNMENT MONEY MARKET FUND



THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. The Fund also invests in repurchase agreements backed by these obligations.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


The Fund was formerly known as the Galaxy Government Fund.


[SIDENOTE]

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


GALAXY MONEY MARKET FUNDS                                                     5

GALAXY GOVERNMENT MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART]

1995          5.47%
1996          4.89%
1997          5.10%
1998          5.06%
1999          4.66%
2000          5.95%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000.



                                                               SINCE
                                    1 YEAR      5 YEARS    INCEPTION
---------------------------------------------------------------------------------
Trust Shares                         5.95%        5.13%        5.12% (11/1/94)
---------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).




[SIDENOTE]

BEST QUARTER
1.53% for the quarter ending December 31, 2000

WORST QUARTER
1.08% for the quarter ending June 30, 1999


6                                                      GALAXY MONEY MARKET FUNDS

GALAXY GOVERNMENT MONEY MARKET FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                   TOTAL FUND
                      MANAGEMENT      DISTRIBUTION       OTHER      OPERATING
                            FEES      (12b-1) FEES    EXPENSES       EXPENSES
--------------------------------------------------------------------------------
Trust Shares               0.40%(1)           None       0.12%          0.52%(1)
--------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.39%. Total Fund operating expenses after this waiver are expected to be 0.51%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                  1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Trust Shares                       $53         $167       $291          $653
--------------------------------------------------------------------------------



GALAXY MONEY MARKET FUNDS                                                     7

GALAXY U.S. TREASURY MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:




- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.


- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


The Fund was formerly known as the Galaxy U.S. Treasury Fund.


[SIDENOTE]

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


8                                                      GALAXY MONEY MARKET FUNDS

GALAXY U.S. TREASURY MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART]

1995          5.23%
1996          4.76%
1997          4.88%
1998          4.80%
1999          4.37%
2000          5.63%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000.



                                                               SINCE
                                   1 YEAR     5 YEARS      INCEPTION
-------------------------------------------------------------------------------
Trust Shares                        5.63%       4.89%          4.94% (11/1/94)
-------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).




[SIDENOTE]

BEST QUARTER
1.48% for the quarter ending December 31, 2000

WORST QUARTER
1.03% for the quarter ending June 30, 1999


GALAXY MONEY MARKET FUNDS                                                     9

GALAXY U.S. TREASURY MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                   TOTAL FUND
                       MANAGEMENT    DISTRIBUTION         OTHER     OPERATING
                             FEES    (12b-1) FEES      EXPENSES      EXPENSES
-----------------------------------------------------------------------------
Trust Shares                0.38%            None         0.11%         0.49%
-----------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                              1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Trust Shares                   $50         $157       $274          $616
--------------------------------------------------------------------------------



10                                                     GALAXY MONEY MARKET FUNDS

GALAXY TAX-EXEMPT MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.


- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


The Fund was formerly known as the Galaxy Tax-Exempt Fund.


[SIDENOTE]

MUNICIPAL SECURITIES

State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

TYPES OF MUNICIPAL
SECURITIES
GENERAL OBLIGATION SECURITIES
are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

GALAXY MONEY MARKET FUNDS                                                    11

GALAXY TAX-EXEMPT MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[CHART]

1995          3.34%
1996          2.92%
1997          3.14%
1998          2.95%
1999          2.73%
2000          3.58%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000.

                                                        SINCE
                            1 YEAR     5 YEARS      INCEPTION
--------------------------------------------------------------------------------
Trust Shares                 3.58%      3.06%          3.11% (11/1/94)
--------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
0.95% for the quarter ending December 31, 2000

WORST QUARTER
0.59% for the quarter ending March 31, 1999


12                                                    GALAXY MONEY MARKET FUNDS

GALAXY TAX-EXEMPT MONEY MARKET FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                  TOTAL FUND
                    MANAGEMENT     DISTRIBUTION        OTHER       OPERATING
                          FEES     (12b-1) FEES     EXPENSES        EXPENSES
--------------------------------------------------------------------------------
Trust Shares             0.40%(1)          None        0.11%           0.51%(1)
--------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.37%. Total Fund operating expenses after this waiver are expected to be 0.48%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                1 YEAR     3 YEARS      5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Trust Shares                      $52        $164         $285       $640
--------------------------------------------------------------------------------


[SIDENOTE]


TAX-EQUIVALENT YIELD

One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay federal income tax. So if you're in the 36% tax bracket that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.



GALAXY MONEY MARKET FUNDS                                                    13

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Money Market Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Money Market Fund, short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of the Fund's assets. This strategy could prevent a Fund from achieving its investment objective.



OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.



14                                                     GALAXY MONEY MARKET FUNDS

INVESTOR GUIDELINES



The table below provides information as to which type of investor might want to invest in each of the Galaxy Money Market Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your financial adviser or plan administrator for help in deciding which Fund is right for you.




             GALAXY FUND                MAY BE BEST SUITED FOR...
-------------------------------------------------------------------------------
             Galaxy Money Market        investors who want a flexible and
             Fund                       convenient way to manage cash while
                                        earning money market returns
             -------------------------------------------------------------------
             Galaxy Government          investors who want a way to earn money
             Money Market Fund          market returns with the extra margin of
                                        safety associated with U.S. Government
                                        obligations
             -------------------------------------------------------------------
             Galaxy U.S. Treasury       investors who want a way to earn money
             Money Market Fund          market returns from U.S. Treasury
                                        obligations that are generally free
                                        from state and local taxes
             -------------------------------------------------------------------
             Galaxy Tax-Exempt          investors who want a way to earn money
             Money Market Fund          market returns that are free from
                                        federal income tax



GALAXY MONEY MARKET FUNDS                                                    15

FUND MANAGEMENT



ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


                                                                 MANAGEMENT FEE
FUND                                               AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Money Market Fund                                                          0.36%
--------------------------------------------------------------------------------
Government Money Market Fund                                               0.39%
--------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                                            0.38%
--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                                               0.38%
--------------------------------------------------------------------------------



SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds (other than the Tax-Exempt Money Market Fund) held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.



16                                                     GALAXY MONEY MARKET FUNDS

HOW TO INVEST IN THE FUNDS



BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:


- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation

- Participants in employer-sponsored defined contribution plans.


Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.


You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market
Association) and your financial institution or employer-sponsored plan are open for business.


If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).


The Funds' assets are valued at amortized cost, which is approximately equal to market value.


[SIDENOTE]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a fund's assets attributable to Trust Shares, minus the value of the fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.


GALAXY MONEY MARKET FUNDS                                                    17

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.


OTHER TRANSACTION POLICIES

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


Sales proceeds are normally wired to your financial institution or plan administrator on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.


Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.


[SIDENOTE]


INVESTMENT MINIMUMS

Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions and employer-sponsored plans may do so. They may also require you to maintain a minimum account balance.



18                                                     GALAXY MONEY MARKET FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


MONEY MARKET, GOVERNMENT MONEY MARKET AND U.S. TREASURY MONEY MARKET FUNDS

Distributions by these Funds will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.



TAX-EXEMPT MONEY MARKET FUND

Distributions by this Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of this Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by this Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


GALAXY MONEY MARKET FUNDS                                                    19

ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.


STATE AND LOCAL TAXES

Generally, shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, or localities within a state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevent to your specific situation.


20                                                     GALAXY MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years. Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The Annual Reports and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors.


GALAXY MONEY MARKET FUND
(For a share outstanding throughout each period)



                                                                       YEARS ENDED OCTOBER 31,
                                                      ----------------------------------------------------------------
                                                          2000        1999         1998          1997         1996
                                                      ----------------------------------------------------------------
                                                                            TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $1.00        $1.00         $1.00         $1.00        $1.00
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                 0.06         0.05          0.05          0.05         0.05
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
LESS DIVIDENDS:
   Dividends from net investment income                    (0.06)       (0.05)        (0.05)        (0.05)       (0.05)
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
Net increase (decrease) in net asset value                     -            -             -             -            -
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
Net asset value, end of period                             $1.00        $1.00         $1.00         $1.00        $1.00
===================================================   ==========   ==========    ==========    ==========     ========
Total return                                                5.95%        4.72%         5.23%         5.13%        5.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                  $1,999,243   $1,679,875    $1,262,900    $1,138,185     $924,222
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/ waiver                                    5.82%        4.62%         5.12%         5.04%        4.89%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
   Operating expenses including
   reimbursement/waiver                                     0.46%        0.48%         0.49%         0.50%        0.55%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
   Operating expenses excluding
   reimbursement/waiver                                     0.51%        0.52%         0.53%         0.54%        0.58%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.06, $0.05, $0.05, $0.05 and $0.05, respectively.



GALAXY MONEY MARKET FUNDS                                                    21

GALAXY GOVERNMENT MONEY MARKET FUND
(For a share outstanding throughout each period)




                                                                       YEARS ENDED OCTOBER 31,
                                                      ----------------------------------------------------------------
                                                          2000        1999         1998          1997         1996
                                                      ----------------------------------------------------------------
                                                                            TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $1.00        $1.00         $1.00         $1.00        $1.00
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
INCOME FROM INVESTMENT  OPERATIONS:
   Net investment income(1)                                 0.06         0.04          0.05          0.05         0.05
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
LESS DIVIDENDS:
   Dividends from net investment income                    (0.06)       (0.04)        (0.05)        (0.05)       (0.05)
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
Net increase (decrease) in net asset value                     -            -            -              -            -
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
Net asset value, end of period                             $1.00        $1.00         $1.00         $1.00        $1.00
===================================================   ==========   ==========    ==========    ==========     ========
Total return                                                5.78%        4.58%         5.15%         5.06%        4.95%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                    $528,502     $592,305      $722,476      $630,859     $733,759
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
RATIOS TO AVERAGE NET ASSETS:
  Net investment income including
   reimbursement/waiver                                     5.61%        4.50%         5.03%         4.94%        4.85%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
   Operating expenses including
   reimbursement/waiver                                     0.51%        0.51%         0.51%         0.51%        0.52%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
   Operating expenses excluding
   reimbursement/waiver                                     0.52%        0.53%         0.52%         0.52%        0.53%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.06, $0.04, $0.05, $0.05 and $0.05, respectively



22                                                     GALAXY MONEY MARKET FUNDS

 GALAXY U.S. TREASURY MONEY MARKET FUND
(For a share outstanding throughout each period)




                                                                       YEARS ENDED OCTOBER 31,
                                                      ----------------------------------------------------------------
                                                          2000        1999         1998          1997         1996
                                                      ----------------------------------------------------------------
                                                                            TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $1.00        $1.00         $1.00         $1.00        $1.00
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                 0.05         0.04          0.05          0.05         0.05
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
LESS DIVIDENDS:
   Dividends from net investment income                    (0.05)       (0.04)        (0.05)        (0.05)       (0.05)
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
Net increase (decrease) in net asset value                     -            -             -             -            -
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
Net asset value, end of period                             $1.00        $1.00         $1.00         $1.00        $1.00
===================================================   ==========   ==========    ==========    ==========     ========
Total return                                                5.42%        4.30%         4.90%         4.85%        4.80%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                    $510,815     $459,792      $429,645      $393,175     $354,331
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                     5.33%        4.22%         4.80%         4.75%        4.69%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
   Operating expenses including
   reimbursement/waiver                                     0.49%        0.51%         0.51%         0.52%        0.53%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
   Operating expenses excluding
   reimbursement/waiver                                     0.49%        0.51%         0.51%         0.53%        0.53%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.05, $0.04, $0.05, $0.05 and $0.05, respectively.



GALAXY MONEY MARKET FUNDS                                                     23

GALAXY TAX-EXEMPT MONEY MARKET FUND
(For a share outstanding throughout each period)




                                                                       YEARS ENDED OCTOBER 31,
                                                      ----------------------------------------------------------------
                                                          2000        1999         1998          1997         1996
                                                      ----------------------------------------------------------------
                                                                            TRUST SHARES
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $1.00        $1.00         $1.00         $1.00        $1.00
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                 0.03         0.03          0.03          0.03         0.03
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
LESS DIVIDENDS:
   Dividends from net investment income                    (0.03)       (0.03)        (0.03)        (0.03)       (0.03)
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
Net increase (decrease) in net asset value                     -            -             -             -            -
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
Net asset value, end of period                             $1.00        $1.00         $1.00         $1.00        $1.00
===================================================   ==========   ==========    ==========    ==========     ========
Total return                                                3.46%        2.67%         3.03%         3.10%        2.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                  $1,276,445     $556,137      $227,176      $169,316     $184,307
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                     3.52%        2.65%         2.99%         3.05%        2.92%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
   Operating expenses including
   reimbursement/waiver                                     0.49%        0.52%         0.53%         0.53%        0.54%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------
   Operating expenses excluding
   reimbursement/waiver                                     0.51%        0.52%         0.53%         0.53%        0.54%
---------------------------------------------------   ----------   ----------    ----------    ----------     --------


(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.03, $0.03, $0.03, $0.03 and $0.03, respectively.


24                                                     GALAXY MONEY MARKET FUNDS

                   This page intentionally left blank

WHERE TO FIND MORE INFORMATION



You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520


If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.



Galaxy's Investment Company Act File No. is 811-4636.

PROTRMM 15041 (3/1/01) PKG 50

[Front cover page]

Galaxy Municipal Money Market Funds

The Galaxy Fund

Prospectus
February 28, 2001

Galaxy Connecticut Municipal Money Market Fund
Galaxy Massachusetts Municipal Money Market Fund
Galaxy New York Municipal Money Market Fund

Prime Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1        Risk/return summary
1        Introduction
3        Galaxy Connecticut Municipal Money Market Fund
7        Galaxy Massachusetts Municipal Money Market Fund
11       Galaxy New York Municipal Money Market Fund
14       Additional information about risk
15       Fund management
16       How to invest in the Funds
16       About sales charges
16       Buying and selling shares
17            How to buy shares
17            How to sell shares
17            Shareholder services
18            Other transaction policies
19       Dividends, distributions and taxes
21       Financial highlights

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Municipal Money Market Funds. The Funds invest primarily in short-term municipal securities that are determined by the Funds' investment adviser to carry very little risk. Municipal securities are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax. Because each of the Funds is a "money market fund," municipal securities purchased by each Fund must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each Galaxy Municipal Money Market Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.

[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.


WHICH FUND IS RIGHT FOR YOU?

The Funds are designed for investors who are looking for a way to earn money market returns that are free of federal income tax and certain state and local income taxes. A Fund that specializes in a particular state is best suited to residents of that state who are looking for income that is free of the state's income tax. TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay federal income tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Connecticut Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by each Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered Prime Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Prime Shares are subject to distribution and service fees at a maximum annual rate of 1.00% of the Fund's Prime Share assets. Had the returns for Retail A Shares been restated to reflect these distribution and service fees, the returns would have been lower.

The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[Sidenote:]
Best quarter:              0.87% for the quarter ending December 31, 2000
Worst quarter:             0.36% for the quarter ending March 31, 1994

[bar chart goes here]

----------------------------------------------------------------------------------------------------------------------
     1994            1995             1996             1997              1998              1999            2000
----------------------------------------------------------------------------------------------------------------------
     1.99%           2.97%            2.78%            2.98%             2.77%             2.53%           3.31%
----------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000, after taking into account any sales charges on Investment Shares of the Predecessor Fund.



------------------------------------------------------------------------------------------------------
                            1 year                   5 years                  Since inception
------------------------------------------------------------------------------------------------------
Retail A Shares             3.31%                    2.88%                    2.73% (10/4/93)
------------------------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)
------------------------------------------------------------------------------------------
                        Management fees   Distribution and    Other         Total Fund
                                          service (12b-1)                   operating
                                          fees                expenses      expenses
------------------------------------------------------------------------------------------
Prime Shares            0.40%             0.45%(1)            0.24%         1.09%
------------------------------------------------------------------------------------------



(1) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.00% of the Fund's average daily net assets attributable to Prime Shares, but will limit such fees to no more than 0.45% during the current fiscal year.

EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Prime Shares            $111                  $347                 $601                  $1,329
-------------------------------------------------------------------------------------------------------------

Galaxy Massachusetts Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered Prime Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Prime Shares are subject to distribution and service fees at a maximum annual rate of 1.00% of the Fund's Prime Share assets. Had the returns for Retail A Shares been restated to reflect these distribution and service fees, the returns would have been lower.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[Sidenote:]
Best quarter:              0.91% for the quarter ending December 31, 2000
Worst quarter:             0.39% for the quarter ending March 31, 1994

[bar chart goes here]

-----------------------------------------------------------------------------------------------------------------------------------
       1994                 1995               1996                1997               1998                1999               2000
-----------------------------------------------------------------------------------------------------------------------------------
       2.15%                3.23%              2.78%               2.96%              2.79%               2.56%              3.42%
-----------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000.


------------------------------------------------------------------------------------------------------
                                    1 year                   5 years              Since inception
------------------------------------------------------------------------------------------------------
Retail A Shares                      3.42%                    2.90%               2.81% (10/5/93)
------------------------------------------------------------------------------------------------------

To obtain the Fund's current 7- day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)
------------------------------------------------------------------------------------------
                        Management fees   Distribution and    Other         Total Fund
                                          service (12b-1)                   operating
                                          fees                expenses      expenses
------------------------------------------------------------------------------------------
Prime Shares            0.40%             0.45%               0.23%         1.08%
------------------------------------------------------------------------------------------


(1) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.00% of the Fund's average daily net assets attributable to Prime Shares, but will limit such fees to no more than 0.45% during the current fiscal year.

EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Prime Shares            $110                  $343                 $595                  $1,317
-------------------------------------------------------------------------------------------------------------

Galaxy New York Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and from New York State and New York City personal income tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by or on behalf of the State of New York and other government issuers and that pay interest which is exempt from federal regular income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligations securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. As a result, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by each Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The Fund had not commenced operations prior to the date of this prospectus. No performance information is presented because the Fund has less than one full calendar year of performance history.

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)
----------------------------------------------------------------------------------------------
                         Management fees   Distribution and   Other expenses  Total Fund
                                           service (12b-1)                    operating
                                           fees                               expenses
----------------------------------------------------------------------------------------------
Prime Shares             0.40%             0.45%(1)           0.25%(2)        1.10%
----------------------------------------------------------------------------------------------


(1) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.00% of the Fund's average daily net assets attributable to Prime Shares, but will limit such fees to no more than 0.45% during the current fiscal year.
(2)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

------------------------------------------------------------------------
                          1 year                 3 years
------------------------------------------------------------------------
Prime Shares              $112                   $350
------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Municipal Money Market Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $__ billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below. The New York Municipal Money Market Fund had not commenced operations prior to the date of this prospectus. The Adviser is entitled to receive advisory fees with respect to the New York Municipal Money Market Fund at the annual rate of 0.40% of the first $750,000,000 of the Fund's average daily net assets plus 0.35% of average daily net assets in excess of $750,000,000. The fee shown with respect to the New York Municipal Money Market Fund is that which is currently in effect.


-----------------------------------------------------------------------------------------------
Fund                                                              Management fee as a
                                                               % of average of net assets
-----------------------------------------------------------------------------------------------
Connecticut Municipal Money Market                                       0.40%
-----------------------------------------------------------------------------------------------
Massachusetts Municipal Money Market                                     0.40%
-----------------------------------------------------------------------------------------------
New York Municipal Money Market                                          0.40%
-----------------------------------------------------------------------------------------------

HOW TO INVEST IN THE FUNDS

ABOUT SALES CHARGES

There are no sales charges (sometimes called front-end loads) or contingent deferred sales charges (sometimes called back-end loads or CDSCs) when you buy or sell Prime Shares of a Fund.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime Shares, minus the value of the Fund's liabilities attributable to Prime Shares, divided by the number of Prime Shares held by investors.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Prime Share assets for selling and distributing Prime Shares and for services provided to shareholders. Prime Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.00% of each Fund's Prime Share assets. The Funds do not intend to pay more than 0.45% in distribution and shareholder service (12b-1) fees during the current fiscal year. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

BUYING AND SELLING SHARES

You can buy and sell Prime Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open.


If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below. NAV is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy Prime Shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and for wiring payment to Galaxy's custodian. Your broker-dealer will usually hold the shares in your name and receive all confirmations of purchases and sales. Contact your broker-dealer for more information. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.

HOW TO SELL SHARES

You can sell your Prime Shares through your broker-dealer. Please contact your broker-dealer for information on how to sell your shares. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Contact your broker-dealer for more information.

SHAREHOLDER SERVICES

Your broker-dealer may offer certain shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account. Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Distributions by the Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but none of the Funds expects that this will be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by one or more of the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

CONNECTICUT MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates ("CSIT"). However, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the CSIT if paid on Fund shares held as capital assets.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from capital gains, will be subject to Massachusetts personal income tax.

NEW YORK MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its income and dividends will generally be exempt from New York State and New York City personal income tax. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from capital gains, will be subject to New York State and New York City personal income tax.

ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

OTHER STATE AND LOCAL TAX MATTERS

Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of the particular state, or localities within the state.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, Prime Shares of the Funds had not been offered to investors. The financial highlights tables on the following pages with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund reflect the performance of the Funds' Retail A Shares and are intended to provide you with a long-term perspective as to the Funds' financial history. These tables will help you understand the financial performance for the Funds' Retail A Shares for the past five years. Certain information reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors. No financial highlights are presented for the New York Municipal Money Market Fund because the Fund had not commenced operations prior to the date of this prospectus.

As discussed above in "Risk/return summary - Connecticut Municipal Money Market Fund," prior to December 4, 1995, the predecessor to the Connecticut Municipal Money Market Fund (Predecessor Fund) offered and sold two classes of shares, Investment Shares and Trust Shares. Investment Shares of the Predecessor Fund were similar to the Retail A Shares which the Connecticut Municipal Money Market Fund currently offers. Accordingly, Trust Shares of the Predecessor Fund have not been included in the financial highlights table for the Connecticut Municipal Money Market Fund set forth below.

                                  GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND
                                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                YEARS ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------
                                            2000          1999          1998           1997          1996(1)
                                            ----          ----          ----           ----          ------
                                                                   RETAIL A SHARES
                                        -----------------------------------------------------------------------
   Net asset value, beginning of          $  1.00       $  1.00        $  1.00        $  1.00       $  1.00
    period.........................       -------       -------        -------        -------       -------
   Income from investment operations:
     Net investment income(2).......        0.03          0.02           0.03            0.03          0.03
   Less dividends:
     Dividends from net investment
        income......................       (0.03)        (0.02)        (0.03)           (0.03)        (0.03)
                                           ------        ------        ------           ------        ------
   Net increase (decrease) in net
     asset value....................            --            --             --            --             --
                                         ---------     ---------      ---------     ---------      ---------
   Net asset value, end of
     period.........................      $  1.00       $  1.00       $  1.00         $  1.00       $  1.00
                                          =======       =======       =======         =======       =======
   Total return.....................       3.21%         2.47%          2.87%            2.94%         2.83%
   Ratios/supplemental data:
     Net assets, end of period (000's)    $262,149      $243,051       $165,186       $137,095      $110,544
   Ratios to average net assets:
     Net investment income including
        reimbursement/waiver.......        3.17%         2.44%          2.83%            2.91%         2.79%
     Operating expenses including
        reimbursement/waiver........       0.62%         0.62%          0.62%            0.60%         0.64%
     Operating expenses excluding
        reimbursement/waiver........       0.64%         0.65%          0.65%            0.65%         0.73%


----------------------------
(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy with a single series of shares. Prior to the reorganization, the Predecessor Fund offered two series of shares, Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares of the two series for a single series of shares in the Fund.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.03, $0.02,
     $0.03, $0.03 and $0.03, respectively.

                              GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
                              (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEARS ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------
                                            2000          1999          1998           1997          1996(1)
                                            ----          ----          ----           ----          -----
                                                                   RETAIL A SHARES
                                        -----------------------------------------------------------------------
   Net asset value, beginning of           $1.00        $  1.00        $  1.00        $  1.00       $  1.00
    period.........................        =====        =======        =======        =======       =======
   Income from investment operations:
     Net investment income(2).......        0.03          0.02          0.03             0.03          0.03
   Less dividends:
     Dividends from net investment
        income......................       (0.03)        (0.02)        (0.03)           (0.03)        (0.03)
                                           ------        ------        ------           ------        ------
   Net increase (decrease) in net
     asset value....................            --            --             --            --             --
                                         ---------     ---------      ---------     ---------      ---------
   Net asset value, end of
     period.........................       $ 1.00        $ 1.00        $ 1.00         $ 1.00        $ 1.00
                                           ======        ======        ======         ======        ======
   Total return.....................       3.31%         2.50%          2.86%            2.92%         2.83%
   Ratios/supplemental data:
     Net assets, end of period (000's)     $480,835     $241,611       $127,922       $80,966       $47,066
   Ratios to average net assets:
     Net investment income including
        reimbursement/waiver.......       3.32%         2.48%          2.81%            2.90%         2.78%
     Operating expenses including
        reimbursement/waiver........       0.62%         0.62%          0.62%            0.61%         0.62%
     Operating expenses excluding
        reimbursement/waiver........       0.63%         0.65%          0.68%            0.69%         0.83%
-----------------------------
1    The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4,
     1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy.
2    Net investment income per share before reimbursement/waiver of fees by the
     Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.03, $0.02,
     $0.03, $0.03, and $0.03, respectively.

[Back Cover Page]

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

                                THE GALAXY FUND
                             CLASS I SHARES OF THE
                     GALAXY INSTITUTIONAL MONEY MARKET FUND
               GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
                                 (THE "FUNDS")
                       SUPPLEMENT DATED FEBRUARY 28, 2001
                                     TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2001

FEES AND EXPENSES OF THE FUNDS

    On March 15, 2001, Fleet Investment Advisors Inc., the Funds' adviser, and PFPC Inc., the Funds' administrator, will discontinue current fee waivers and expense reimbursements with respect to Class I Shares of the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund. Prior to March 15, 2001, the fees and expenses you may pay when you buy and hold Class I Shares of the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund are as follows:

    Annual Fund operating expenses (expenses deducted from the Fund's assets)

                                                                                          TOTAL FUND
                                          MANAGEMENT      DISTRIBUTION       OTHER        OPERATING
                                             FEES         (12B-1) FEES      EXPENSES       EXPENSES
                                          ----------      ------------      --------      ----------
Institutional Money Market Fund.........   0.20%(1)           None             0.11%       0.31%(1)
Institutional Treasury Money Market
  Fund..................................   0.20%(2)           None             0.09%       0.29%(2)

------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.17%. Total Fund operating expenses after this waiver are expected to be 0.28%.

(2) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.17%. Total Fund operating expenses after this waiver are expected to be 0.26%.

EXAMPLE

    This example helps you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000 for the periods shown

    - you reinvest all dividends and distributions in the Fund

    - you sell all your shares at the end of the periods shown

    - your investment has a 5% return each year

    - the Fund's operating expenses remain the same.

    Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           --------   --------   --------   --------
INSTITUTIONAL MONEY MARKET FUND..........................    $32        $100       $174       $393
INSTITUTIONAL TREASURY MONEY MARKET FUND.................    $30        $ 93       $163       $368

[GRAPHIC]

[GALAXY FUNDS LOGO]

GALAXY CLASS I SHARES

THE GALAXY FUND

PROSPECTUS
February 28, 2001

GALAXY INSTITUTIONAL
MONEY MARKET FUND

GALAXY INSTITUTIONAL GOVERNMENT
MONEY MARKET FUND

GALAXY INSTITUTIONAL TREASURY
MONEY MARKET FUND

CLASS I SHARES



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                                  [GALAXY FUNDS]

     CONTENTS

 1   RISK/RETURN SUMMARY

 1   Introduction

 2   Galaxy Institutional Money Market Fund

 5   Galaxy Institutional Government Money Market Fund

 8   Galaxy Institutional Treasury Money Market Fund

11   Additional information about risk

12   FUND MANAGEMENT

13   HOW TO INVEST IN THE FUNDS

13   Buying, selling and exchanging shares

13     HOW TO BUY SHARES

14     HOW TO SELL SHARES

14     OTHER TRANSACTION POLICIES

14     HOW TO EXCHANGE SHARES

16   DIVIDENDS, DISTRIBUTIONS AND TAXES

17   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Institutional Money Market Fund, Galaxy Institutional Government Money Market Fund and Galaxy Institutional Treasury Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.


Each of the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund commenced operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the past performance of the Fund measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

[SIDENOTE]

MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.


GALAXY CLASS I SHARES                                                          1

GALAXY INSTITUTIONAL MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. Government agency obligations, taxable municipal securities and repurchase agreements. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.


2                                                          GALAXY CLASS I SHARES

GALAXY INSTITUTIONAL MONEY MARKET FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on November 5, 1997 as the Boston 1784 Institutional Prime Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund. The returns shown below for the period prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR  YEARS

The bar chart shows how the performance of Class I Shares (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

[CHART]

1998             1999              2000
5.40%            4.99%             6.25%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.

                                                            SINCE
                                                1 YEAR  INCEPTION
--------------------------------------------------------------------------------
Class I Shares                                   6.25%      5.55%  (11/5/97)
--------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER

1.61% for the
quarter ending
September 30,
2000

WORST QUARTER

1.16% for the
quarter ending
June 30, 1999


GALAXY CLASS I SHARES                                                          3

GALAXY INSTITUTIONAL MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                  TOTAL FUND
                      MANAGEMENT     DISTRIBUTION       OTHER      OPERATING
                            FEES     (12b-1) FEES    EXPENSES       EXPENSES
--------------------------------------------------------------------------------
Class I Shares             0.20%(1)          None       0.11%           0.31%
--------------------------------------------------------------------------------



EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                  1 YEAR      3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class I Shares                       $32         $100         $174        $393
--------------------------------------------------------------------------------


4                                                          GALAXY CLASS I SHARES

GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. The Fund also invests in repurchase agreements backed by these obligations.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


GALAXY CLASS I SHARES                                                          5

GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares (formerly designated shares) of the Fund has varied from year to year.

[CHART]

1994      1995      1996      1997      1998      1999      2000
3.92%     5.58%     5.06%     5.11%     5.30%     5.00%     6.27%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund for the periods ended December 31, 2000.

                                                            SINCE
                                  1 YEAR     5 YEARS    INCEPTION
--------------------------------------------------------------------------------
Class I Shares                     6.27%       5.35%         4.97%  (4/15/93)
--------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]
 BEST QUARTER

 1.61% for the
quarter ending
December 31,
2000

WORST QUARTER

 0.74% for the
quarter ending
March 31, 1994


6                                                          GALAXY CLASS I SHARES

GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                  TOTAL FUND
                       MANAGEMENT    DISTRIBUTION        OTHER     OPERATING
                             FEES    (12b-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
Class I Shares              0.20%(1)         None        0.15%(1)      0.35%(1)
--------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.19%. The Fund's administrator is waiving a portion of the administration fees (which are included in Other expenses) so that Other expenses are expected to be 0.11%. Total Fund operating expenses after these waivers are expected to be 0.30%. These fee waivers may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class I Shares                          $36      $113       $197       $443
--------------------------------------------------------------------------------


GALAXY CLASS I SHARES                                                          7

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in short-term U.S. Government obligations, including U.S. Treasury securities, U.S. Government agency obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The Fund invests the rest of its assets in U.S. Government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


8                                                          GALAXY CLASS I SHARES

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Institutional U.S. Treasury Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund. The returns shown below for the period prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

[CHART]

1994      1995      1996      1997      1998      1999      2000
4.04%     5.69%     5.14%     5.30%     5.20%     4.81%     6.12%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.

                                                            SINCE
                                  1 YEAR     5 YEARS    INCEPTION
--------------------------------------------------------------------------------
Class I Shares                     6.12%       5.31%        5.02%  (6/14/93)
--------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER

1.59% for the
quarter ending
December 31,
2000

WORST QUARTER

0.76% for the
quarter ending
March 31, 1994


GALAXY CLASS I SHARES                                                          9

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                  TOTAL FUND
                       MANAGEMENT    DISTRIBUTION        OTHER     OPERATING
                             FEES    (12b-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
Class I Shares              0.20%            None        0.09%         0.29%
--------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class I Shares                          $30       $93       $163       $368
--------------------------------------------------------------------------------


10                                                         GALAXY CLASS I SHARES

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


GALAXY CLASS I SHARES                                                         11

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor FUNDS. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.

The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the fiscal year or period ended October 31, 2000 are set forth below.


                                                    MANAGEMENT FEE
                                                         AS A % OF
FUND                                            AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Institutional Money Market                                   0.20%
--------------------------------------------------------------------------------
Institutional Government Money Market                        0.10%
--------------------------------------------------------------------------------
Institutional Treasury Money Market                          0.20%
--------------------------------------------------------------------------------


During the fiscal year ended May 31, 2000, each Predecessor Fund paid Fleet National Bank management fees at an annual rate of 0.20% of average daily net assets.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by LAW or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.



12                                                         GALAXY CLASS I SHARES

HOW TO INVEST IN THE FUNDS

BUYING, SELLING AND EXCHANGING SHARES

Class I Shares of the Funds are available for purchase by the following types of investors:


- institutional investors that are purchasing shares of the Funds on their own behalf


- financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with the Adviser, that are purchasing shares of the Funds on behalf of their customers.


You can buy and sell Class I Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open.


If your order to buy shares of a Fund is received and accepted by Galaxy's distributor by 4:30 p.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) that day. If your order to buy shares of a Fund is received and accepted by Galaxy's distributor after 4:30 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) on the next business day. The price at which you sell shares of a Fund is the NAV per share next determined after receipt of your order.


NAV is determined at 4:30 p.m. (Eastern time) on each business day.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

HOW TO BUY SHARES

If you are an institutional investor purchasing on your own behalf, you can buy Class I Shares by submitting your purchase order to Galaxy's distributor and wiring payment to Galaxy's custodian. If you are a customer of a financial institution, you can buy Class I Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution holds the shares in your name and receives all confirmations of purchases and sales.


You are encouraged to place purchase orders as early in the day as possible and to provide Galaxy with advance notice of large purchases. All

[SIDENOTE]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Class I Shares, minus the value of the Fund's liabilities attributable to Class I Shares, divided by the number of Class I Shares held by investors.

[SIDENOTE]
INVESTMENT MINIMUMS

The minimum initial aggregate investment by an institutional investor purchasing shares of a Fund on its own behalf or a financial institution purchasing shares of a Fund on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.



GALAXY CLASS I SHARES                                                         13
purchases must be paid for by federal funds wire, provided, however, that former shareholders of the Boston 1784 Funds may continue to send payments through the Automated Clearing House System (ACH).

HOW TO SELL SHARES

If you are an institutional investor selling for your own account, you can sell Class I Shares by submitting your order directly to Galaxy's distributor. If you are a customer of a financial institution, you can sell Class I Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution may do so. Contact your financial institution for more information.

OTHER TRANSACTION POLICIES

Galaxy may reject any order to buy or exchange shares by a particular purchaser (or group of related purchasers) that has a pattern of short-term or frequent trading or whose trading activity has been or may be disruptive to the management of a Fund.


Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


Sales proceeds are normally wired to institutional investors and financial institutions on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy usually requires that an institutional investor or financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the institutional investor or financial institution to sell all shares in the account. Galaxy reserves the right to vary or waive the minimum investment requirement.

HOW TO EXCHANGE SHARES

If you are a customer of a financial institution, you may exchange Class I Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange your Class I Shares of a Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.


14                                                         GALAXY CLASS I SHARES

TO EXCHANGE SHARES:

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

- send your request in writing to:
  The Galaxy Fund
  P.O. Box 6520
  Providence, RI 02940-6520

- ask your financial institution.

Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may refuse any exchange request and may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.


GALAXY CLASS I SHARES                                                         15

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account APPLICATION or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Distributions by the Funds will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Taxable dividends paid to you in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES

Generally, shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


16                                                         GALAXY CLASS I SHARES

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for each Fund's Class I Shares (formerly designated shares) for the past five years (or, with respect to the Institutional Money Market Fund, the period since its Predecessor Fund began operations). Certain information reflects the financial performance of a single Class I share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of each Fund, assuming all dividends and distributions were reinvested. Each of the Institutional Money Market Fund and Institutional Treasury Money Market Fund began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. The information for the fiscal year or period ended October 31, 2000 and, with respect to the Institutional Government Money Market Fund, for the fiscal year ended October 31, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000, and are incorporated by reference into the SAI. The information for the Institutional Government Money Market Fund for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors. The information for the Predecessor Funds for the fiscal years or periods ended May 31, 2000, 1999, 1998, 1997 and 1996 has been audited by PricewaterhouseCoopers LLP, the Predecessor Funds' former auditors, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.



GALAXY CLASS I SHARES                                                         17

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

GALAXY INSTITUTIONAL MONEY MARKET FUND
(For a share outstanding throughout each period)

                                                           PERIOD
                                                        JUNE 1, 2000                                             PERIOD ENDED
                                                       TO OCTOBER 31,            YEARS ENDED MAY 31,                MAY 31,
                                                      ---------------    ----------------------------------    ---------------
                                                           2000*               2000               1999              1998(1)
                                                      ---------------    ---------------    ---------------    ---------------
                                                                                   CLASS I SHARES
--------------------------------------------------    ------------------------------------------------------------------------
Net asset value, beginning of period                       $1.00              $1.00              $1.00              $1.00
--------------------------------------------------    ---------------    ---------------    ---------------    ---------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                 0.03               0.05               0.05               0.03
--------------------------------------------------    ---------------    ---------------    ---------------    ---------------
LESS DIVIDENDS:
   Dividends from net investment income                    (0.03)             (0.05)             (0.05)             (0.03)
--------------------------------------------------    ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net asset value                     -                  -                  -                  -
--------------------------------------------------    ---------------    ---------------    ---------------    ---------------
Net asset value, end of period                             $1.00              $1.00              $1.00              $1.00
==================================================    ===============    ===============    ===============    ===============
Total return                                                2.68%(4)           5.43%              5.10%              5.55%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                    $511,440           $696,613           $516,901           $302,338
--------------------------------------------------    ---------------    ---------------    ---------------    ---------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                     6.33%(3)           5.35%              4.93%              5.36%(3)
--------------------------------------------------    ---------------    ---------------    ---------------    ---------------
   Operating expenses including
   reimbursement/waiver                                     0.29%(3)           0.30%              0.30%              0.27%(3)
--------------------------------------------------    ---------------    ---------------    ---------------    ---------------
   Operating expenses excluding
   reimbursement/waiver                                     0.31%(3)           0.30%              0.35%              0.42%(3)

* The Fund commenced operations on November 5, 1997 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.

(1) For the period from commencement of operations, beginning on November 5, 1997.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended October 31, 2000 was $0.03.

(3) Annualized.

(4) Not annualized.


18                                                         GALAXY CLASS I SHARES

GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
(For a share outstanding throughout each period)

                                                                                YEARS ENDED OCTOBER 31,
                                                   ---------------------------------------------------------------------------------
                                                        2000             1999             1998             1997             1996
                                                   -------------    -------------    -------------    -------------    -------------
                                                                                    CLASS I SHARES
-----------------------------------------------    ---------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.00            $1.00            $1.00            $1.00            $1.00
-----------------------------------------------    -------------    -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                              0.06             0.05             0.05             0.05             0.05
-----------------------------------------------    -------------    -------------    -------------    -------------    -------------
LESS DIVIDENDS:
   Dividends from net investment income                 (0.06)           (0.05)           (0.05)           (0.05)           (0.05)
-----------------------------------------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net asset value                 --               --               --               --               --
-----------------------------------------------    -------------    -------------    -------------    -------------    -------------
Net asset value, end of period                          $1.00            $1.00            $1.00            $1.00            $1.00
===============================================    =============    =============    =============    =============    =============
Total return                                             6.09%            4.92%            5.32%            5.09%            5.12%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                 $252,482         $222,443         $200,319         $175,141         $500,927
-----------------------------------------------    -------------    -------------    -------------    -------------    -------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                  5.94%            4.82%            5.17%            4.94%            5.00%
-----------------------------------------------    -------------    -------------    -------------    -------------    -------------
   Operating expenses including
   reimbursement/waiver                                  0.20%            0.20%            0.20%            0.19%            0.19%
-----------------------------------------------    -------------    -------------    -------------    -------------    -------------
   Operating expenses excluding
   reimbursement/waiver                                  0.35%            0.38%            0.36%            0.33%            0.33%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.06, $0.05,
    $0.05, $0.05 and $0.05, respectively.


GALAXY CLASS I SHARES                                                         19

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
(For a share outstanding throughout each period)

                                                PERIOD
                                             JUNE 1, 2000
                                            TO OCTOBER 31,                           YEARS ENDED MAY 31,
                                            ----------------------------------------------------------------------------------------
                                                 2000*          2000           1999           1998           1997           1996
                                            -------------  -------------  -------------  -------------  -------------  -------------
                                                                                        CLASS I SHARES
------------------------------------------  ----------------------------------------------------------------------------------------
Net asset value, beginning of period             $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
------------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                       0.03           0.05           0.05           0.05           0.05           0.05
------------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
LESS DIVIDENDS:
   Dividends from net
   investment income                             (0.03)         (0.05)         (0.05)         (0.05)         (0.05)         (0.05)
------------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in
net asset value                                     --             --             --             --             --             --
------------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
Net asset value, end of period                   $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
==========================================  =============  =============  =============  =============  =============  =============
Total return                                      2.64%(3)       5.26%          4.90%          5.36%          5.16%          5.45%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $4,829,762     $5,022,306     $4,346,037     $4,285,801     $2,591,487       $644,733
------------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                           6.24%(2)       5.15%          4.79%          5.24%          5.05%          5.29%
------------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
   Operating expenses including
   reimbursement/waiver                           0.27%(2)       0.30%          0.31%          0.33%          0.33%          0.32%
------------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
   Operating expenses excluding
   reimbursement/waiver                           0.29%(2)       0.30%          0.31%          0.33%          0.34%          0.39%


* The Fund began operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended October 31, 2000 was $0.03.

(2) Annualized.

(3) Not annualized.


20                                                         GALAXY CLASS I SHARES

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is
811-4636.


PROGALINMM1 46541 (3/1/01) PKG50

                                THE GALAXY FUND
                             CLASS II SHARES OF THE
                     GALAXY INSTITUTIONAL MONEY MARKET FUND
                GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
                       SUPPLEMENT DATED FEBRUARY 28, 2001
                                     TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2001

FEES AND EXPENSES OF THE FUNDS

    Prior to March 15, 2001, the fees and expenses you may pay when you buy and hold Class II Shares of the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund are as follows:

    Annual Fund operating expenses (expenses deducted from the Fund's assets)

                                                                                          TOTAL FUND
                                          MANAGEMENT      DISTRIBUTION       OTHER        OPERATING
                                             FEES         (12B-1) FEES      EXPENSES       EXPENSES
                                          ----------      ------------      --------      ----------
Institutional Money Market Fund.........   0.20%(1)           None          0.26%(1)       0.46%(1)
Institutional Treasury Money Market
  Fund..................................   0.20%(2)           None          0.24%(2)       0.44%(2)

------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.17%. Affiliates of the Adviser are waiving a portion of the shareholder service fees (which are included in Other expenses) so that Other expenses are expected to be 0.22%. Total Fund operating expenses after these waivers are expected to be 0.39%.

(2) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.17%. Affiliates of the Adviser are waiving a portion of the shareholder service fees (which are included in Other expenses) so that Other expenses are expected to be 0.22%. Total Fund operating expenses after these waivers are expected to be 0.39%.

EXAMPLE

    This example helps you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000 for the periods shown

    - you reinvest all dividends and distributions in the Fund

    - you sell all your shares at the end of the periods shown

    - your investment has a 5% return each year

    - the Fund's operating expenses remain the same.

    Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           --------   --------   --------   --------
INSTITUTIONAL MONEY MARKET FUND..........................    $47        $148       $258       $579
INSTITUTIONAL TREASURY MONEY MARKET FUND.................    $45        $141       $246       $555

[GRAPHIC]

GALAXY CLASS II SHARES


THE GALAXY FUND


PROSPECTUS
February 28, 2001


GALAXY INSTITUTIONAL MONEY MARKET FUND

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

CLASS II SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                                             [GALAXY FUNDS LOGO]

         CONTENTS



 1   RISK/RETURN SUMMARY

 1   Introduction

 2   Galaxy Institutional Money
     Market Fund

 5   Galaxy Institutional Treasury
     MoneyMarket Fund

 8   Additional information about risk


 9    FUND MANAGEMENT

10    HOW TO INVEST IN THE FUNDS

10    Buying and selling shares

10      HOW TO BUY SHARES

10      HOW TO SELL SHARES

11      OTHER TRANSACTION POLICIES

12    DIVIDENDS, DISTRIBUTIONS AND TAXES

13    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION



THIS PROSPECTUS describes the Galaxy Institutional Money Market Fund and
Galaxy Institutional Treasury Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.


Each Fund commenced operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.


On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the past performance of the Fund measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for these Funds.


-------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


[SIDENOTE]

MATURITY

The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.


GALAXY CLASS II SHARES                                                        1

GALAXY INSTITUTIONAL MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. Government agency obligations, taxable municipal securities and repurchase agreements. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.


The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.


2                                                        GALAXY CLASS II SHARES

GALAXY INSTITUTIONAL MONEY MARKET FUND



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund began operations on November 5, 1997 as the Boston 1784 Institutional Prime Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund.


No performance information is presented for Class II Shares of the Fund because they were not offered by the Fund prior to the date of this prospectus. The returns shown below are for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class II Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

[CHART]

           1998         5.40%
           1999         4.99%
           2000         6.25%

[SIDENOTE]

BEST QUARTER
1.61% for the quarter ending September 30, 2000

WORST QUARTER
1.16% for the quarter ending June 30, 1999


GALAXY CLASS II SHARES                                                        3

GALAXY INSTITUTIONAL MONEY MARKET FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.


                                                    SINCE
                                    1 YEAR      INCEPTION
--------------------------------------------------------------------------------
Class I Shares                      6.25%            5.55% (11/5/97)
--------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                   TOTAL FUND
                          MANAGEMENT   DISTRIBUTION      OTHER      OPERATING
                                FEES   (12b-1) FEES   EXPENSES       EXPENSES
--------------------------------------------------------------------------------
Class II Shares                0.20%           None      0.26%(1)       0.46%(1)
--------------------------------------------------------------------------------


(1) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (which are included in Other expenses) so that Other expenses are expected to be 0.19%. Total Fund operating expenses after this waiver are expected to be 0.39%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                               1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Class II Shares                 $47          $148        $258         $579
--------------------------------------------------------------------------------


4                                                        GALAXY CLASS II SHARES

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND



THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in short-term U.S. Government obligations, including U.S. Treasury securities, U.S. Government agency obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The Fund invests the rest of its assets in U.S. Government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:


- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee   the Fund will be able to preserve the
  value of your investment at $1.00 per   share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


GALAXY CLASS II SHARES                                                        5

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund began operations on June 14, 1993 as the Boston 1784 Institutional U.S. Treasury Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund.


No performance information is presented for Class II of the Fund because they were not offered prior to the date of this prospectus. The returns shown below are for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class II Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

[CHART]

           1994         4.04%
           1995         5.69%
           1996         5.14%
           1997         5.30%
           1998         5.20%
           1999         4.81%
           2000         6.12%

[SIDENOTE]

 BEST QUARTER
 1.59% for the quarter ending December 31, 2000

 WORST QUARTER
 0.76% for the quarter ending March 31,1994


6                                                        GALAXY CLASS II SHARES

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND



AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.



                                                            SINCE
                                 1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------
Class I Shares                    6.12%       5.31%         5.02% (6/14/93)
-------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)



                                                                  TOTAL FUND
                      MANAGEMENT    DISTRIBUTION        OTHER      OPERATING
                            FEES    (12b-1) FEES     EXPENSES       EXPENSES
-------------------------------------------------------------------------------
Class II Shares            0.20%            None        0.24%(1)        0.44%(1)
-------------------------------------------------------------------------------


(1) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (which are included in Other expenses) so that Other expenses are expected to be 0.19%. Total Fund operating expenses after this waiver are expected to be 0.39%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                           1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Class II Shares              $45         $141       $246          $555
-------------------------------------------------------------------------------



GALAXY CLASS II SHARES                                                        7

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


8                                                         GALAXY CLASS II SHARES

FUND MANAGEMENT



ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.


The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the fiscal period ended October 31, 2000 are set forth below.


                                                                 MANAGEMENT FEE
FUND                                               AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------------
Institutional Money Market                                                0.20%
-------------------------------------------------------------------------------
Institutional Treasury Money Market                                       0.20%
-------------------------------------------------------------------------------


During the fiscal year ended May 31, 2000, each Predecessor Fund paid Fleet National Bank management fees at an annual rate of 0.20% of average daily net assets.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


GALAXY CLASS II SHARES                                                         9

HOW TO INVEST IN THE FUNDS



BUYING AND SELLING SHARES

Class II Shares of the Funds are available for purchase by qualified financial institutions that are purchasing shares of the Funds on behalf of their customers. A qualified financial institution is a financial institution, such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, that has entered into a sales agreement and servicing agreement with respect to Class II Shares of the Funds.


You can buy and sell Class II Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open.


If your order to buy shares of Fund is received and accepted by Galaxy's distributor by 4:30 p.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) that day. If your order to buy shares of a Fund is received and accepted by Galaxy's distributor after 4:30 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) on the next business day. The price at which you sell shares of a Fund is the NAV per share next determined after receipt of your order.


NAV is determined at 4:30 p.m. (Eastern time) on each business day.


The Funds' assets are valued at amortized cost, which is approximately equal to market value.


HOW TO BUY SHARES

You can buy Class II Shares by following the procedures established by your qualified financial institution. Your qualified financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The qualified financial institution holds the shares in your name and receives all confirmations of purchases and sales.


You are encouraged to place purchase orders as early in the day as possible and to provide Galaxy with advance notice of large purchases. All purchases must be paid for by federal funds wire, provided, however, that former shareholders of the Boston 1784 Funds may continue to send payments through the Automated Clearing House System (ACH).


HOW TO SELL SHARES

You can sell Class II Shares by following the procedures established by your qualified financial institution. Your qualified financial institution is responsible for transmitting your order to Galaxy's distributor and crediting your account with the proceeds.


[SIDENOTE]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Class II Shares, minus the value of the Fund's liabilities attributable to Class II Shares, divided by the number of Class II Shares held by investors.
[SIDENOTE]

INVESTMENT MINIMUMS

The minimum initial aggregate investment by a qualified financial institution purchasing shares on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.


10                                                       GALAXY CLASS II SHARES

Galaxy doesn't charge for wiring the proceeds but your qualified financial institution may do so. Contact your qualified financial institution for more information.


OTHER TRANSACTION POLICIES

Galaxy may reject any order to buy shares by a particular purchaser (or group of related purchasers) that has a pattern of short-term or frequent trading or whose trading activity has been or may be disruptive to the management of a Fund.


Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


Sales proceeds are normally wired to your qualified financial institution on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.



Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.


Galaxy usually requires that a qualified financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the qualified financial institution to sell all shares in the account. Galaxy reserves the right to vary or waive the minimum investment requirement.


SHAREHOLDER SERVICE FEES

Class II Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Class II Share assets to qualified financial institutions who provide certain services to their customers who own Class II Shares of the Funds. The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Class II Shares during the current fiscal year.



GALAXY CLASS II SHARES                                                       11

DIVIDENDS, DISTRIBUTIONS AND TAXES


Each Fund declares dividends from net investment income daily and pays them monthly. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Distributions by the Funds will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.



Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of a Fund's distributions that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



12                                                       GALAXY CLASS II SHARES

FINANCIAL HIGHLIGHTS



Each Fund began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Funds exchanged their shares for Class I Shares (formerly designated shares) of the Funds. Class II Shares of the Funds were not offered to investors prior to the date of this prospectus. The financial highlights tables on the following pages will help you understand the financial performance for Class I Shares of each Fund (including each Predecessor Fund for the period prior to January 26, 2000) for the past five fiscal years (or the period since a particular Fund began operations) and are intended to provide you with a long-term perspective as to the Funds' financial history. Certain information reflects the financial performance of a single Class I Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal period ended October 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements are included in the Funds' Annual Report dated October 31, 2000, and are incorporated by reference into the SAI. The information for the Predecessor Funds for the fiscal years or periods ended May 31, 2000, 1999, 1998, 1997 and 1996 has been audited by PricewaterhouseCoopers LLP, the Predecessor Funds' former auditors, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Funds' Annual Report and SAI are available free of charge upon request.



GALAXY CLASS II SHARES                                                       13

GALAXY INSTITUTIONAL MONEY MARKET FUND
(For a share outstanding throughout each period)





                                              PERIOD JUNE 1, 2000                                  PERIOD ENDED
                                                TO OCTOBER 31,          YEARS ENDED MAY 31,           MAY 31,
                                              -------------------   --------------------------     ------------
                                                     2000*             2000            1999           1998(1)
                                              -------------------   ----------      ----------     ------------
                                                                          CLASS I SHARES
-------------------------------------------   -----------------------------------------------------------------
Net asset value, beginning of period                $1.00               $1.00           $1.00          $1.00
-------------------------------------------   -------------------   ----------      ----------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                          0.03                0.05            0.05           0.03
-------------------------------------------   -------------------   ----------      ----------     ------------
LESS DIVIDENDS:
   Dividends from net investment income             (0.03)              (0.05)          (0.05)         (0.03)
-------------------------------------------   -------------------   ----------      ----------     ------------
Net increase (decrease) in net asset value              -                   -               -              -
-------------------------------------------   -------------------   ----------      ----------     ------------
Net asset value, end of period                      $1.00               $1.00           $1.00          $1.00
===========================================   ===================   ==========      ==========     ============
Total return                                         2.68%(4)            5.43%           5.10%          5.55%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)             $511,440            $696,613        $516,901       $302,338
-------------------------------------------   -------------------   ----------      ----------     ------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                              6.33%(3)            5.35%           4.93%         5.36%(3)
-------------------------------------------   -------------------   ----------      ----------     ------------
   Operating expenses including
   reimbursement/waiver                              0.29%(3)            0.30%           0.30%         0.27%(3)
-------------------------------------------   -------------------   ----------      ----------     ------------
   Operating expenses excluding
   reimbursement/waiver                              0.31%(3)            0.30%           0.35%         0.42%(3)
-------------------------------------------   -------------------   ----------      ----------     ------------


* The Fund commenced operations on November 5, 1997 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor was reorganized as a new portfolio of Galaxy. Prior to the reorganization, Predecessor Fund offered and sold one class of shares. In connection with reorganization, shareholders of the Predecessor Fund exchanged their shares shares of the Fund.

(1) For the period from commencement of operations, beginning on November 5, 1997.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended October 31, 2000 was $0.03.

(3) Annualized.

(4) Not annualized.


14                                                        GALAXY CLASS II SHARES

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
(For a share outstanding throughout each period)




                                           PERIOD JUNE 1,
                                              2000 TO
                                            OCTOBER 31,                           YEARS ENDED MAY 31,
                                            -------------     ----------   ----------   ----------   ----------   ----------
                                               2000*           2000         1999         1998         1997         1996
                                            -----------     ----------   ----------   ----------   ----------   ----------
                                                                                     CLASS I SHARES
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------
Net value, beginning of period                    $1.00           $1.00        $1.00        $1.00        $1.00       $1.00
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                        0.03            0.05         0.05         0.05         0.05        0.05
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------
LESS DIVIDENDS:
   Dividends from net investment income           (0.03)          (0.05)       (0.05)       (0.05)       (0.05)       (0.05)
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in net asset value            -               -            -            -            -           -
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------

Net asset value, end of period                    $1.00           $1.00        $1.00        $1.00        $1.00       $1.00
==========================================  ===============  ===========  ===========  ===========  ===========  ===========
Total return                                       2.64%(3)        5.26%        4.90%        5.36%        5.16%       5.45%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000's)        $ 4,829,762      $5,022,306   $4,346,037   $4,285,801   $2,591,487   $ 644,733
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                            6.24%(2)        5.15%        4.79%        5.24%        5.05%       5.29%
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------
   Operating expenses including
   reimbursement/waiver                            0.27%(2)        0.30%        0.31%        0.33%        0.33%       0.32%
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------
   Operating expenses excluding
   reimbursement/waiver                            0.29%(2)        0.30%        0.31%        0.33%        0.34%       0.39%
------------------------------------------  ---------------  -----------  -----------  -----------  -----------  ----------


* The Fund began operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended October 31, 2000 was $0.03.

(2) Annualized.

(3) Not annualized.


GALAXY CLASS II SHARES                                                       15

WHERE TO FIND MORE INFORMATION


You'll find more information about the Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports will contain more information about each Fund.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.



Galaxy's Investment Company Act File No. is 811-4636.


PROGALINMM2 46542 (3/1/01) PKG50

                                THE GALAXY FUND
                            CLASS III SHARES OF THE
                     GALAXY INSTITUTIONAL MONEY MARKET FUND
                GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
                       SUPPLEMENT DATED FEBRUARY 28, 2001
                                     TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2001

FEES AND EXPENSES OF THE FUNDS

    Prior to March 15, 2001, the fees and expenses you may pay when you buy and hold Class III Shares of the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund are as follows:

    Annual Fund operating expenses (expenses deducted from the Fund's assets)

                                                                                          TOTAL FUND
                                          MANAGEMENT      DISTRIBUTION       OTHER        OPERATING
                                             FEES         (12B-1) FEES      EXPENSES       EXPENSES
                                          ----------      ------------      --------      ----------
Institutional Money Market Fund.........   0.20%(1)           None          0.36%(1)       0.56%(1)
Institutional Treasury Money Market
  Fund..................................   0.20%(2)           None          0.34%(2)       0.54%(2)

------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.17%. Affiliates of the Adviser are waiving a portion of the shareholder service fees (which are included in Other expenses) so that Other expenses are expected to be 0.32%. Total Fund operating expenses after these waivers are expected to be 0.49%.

(2) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.17%. Affiliates of the Adviser are waiving a portion of the shareholder service fees (which are included in Other expenses) so that Other expenses are expected to be 0.32%. Total Fund operating expenses after these waivers are expected to be 0.49%.

EXAMPLE

    This example helps you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000 for the periods shown

    - you reinvest all dividends and distributions in the Fund

    - you sell all your shares at the end of the periods shown

    - your investment has a 5% return each year

    - the Fund's operating expenses remain the same.

    Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           --------   --------   --------   --------
INSTITUTIONAL MONEY MARKET FUND..........................    $57        $179       $313       $701
INSTITUTIONAL TREASURY MONEY MARKET FUND.................    $55        $173       $302       $677

[GRAPHIC]

GALAXY CLASS III SHARES

THE GALAXY FUND

PROSPECTUS

February 28, 2001


GALAXY INSTITUTIONAL MONEY
MARKET FUND

GALAXY INSTITUTIONAL TREASURY
MONEY MARKET FUND


CLASS III SHARES





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                             [GALAXY FUNDS LOGO]

         CONTENTS

1    RISK/RETURN SUMMARY

1    Introduction

2    Galaxy Institutional Money Market Fund

5    Galaxy Institutional Treasury Money Market Fund

8    Additional information about risk

9    FUND MANAGEMENT

10   HOW TO INVEST IN THE FUNDS

10   Buying and selling shares

10      HOW TO BUY SHARES

11      HOW TO SELL SHARES

11      OTHER TRANSACTION POLICIES

12   DIVIDENDS, DISTRIBUTIONS AND TAXES

13   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Institutional Money Market Fund and Galaxy Institutional Treasury Money Market Fund. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.


Each Fund commenced operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the past performance of the Fund measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for these Funds.

-------------------------------------------------------------------------------

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


[SIDENOTE]

MATURITY

The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.


GALAXY CLASS III SHARES                                                        1

GALAXY INSTITUTIONAL MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. Government agency obligations, taxable municipal securities and repurchase agreements. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. and foreign banks, and in U.S. Government obligations.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free.

Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.


2                                                       GALAXY CLASS III SHARES

GALAXY INSTITUTIONAL MONEY MARKET FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on November 5, 1997 as the Boston 1784 Institutional Prime Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund.

No performance information is presented for Class III Shares of the Fund because they were not offered by the Fund prior to the date of this prospectus. The returns shown below are for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class III Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

[SIDENOTE]

BEST QUARTER
1.61% for the quarter ending September 30, 2000

WORST QUARTER
1.16 for the quarter ending June 30, 1999

[CHART]

1998      5.40%
1999      4.99%
2000      6.25%

GALAXY CLASS III SHARES                                                       3

GALAXY INSTITUTIONAL MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.

                                                        SINCE
                                   1 YEAR           INCEPTION
-------------------------------------------------------------------------
Class I Shares                      6.25%               5.55%  (11/5/97)
-------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Class III Shares                  0.20%             None          0.36%(1)        0.56%(1)
----------------------------------------------------------------------------------------

(1) Affiliates of the Adviser are waiving a portion of shareholder servicing fees (which are included in Other expenses) so that Other expenses are expected to be 0.29%. Total Fund operating expenses after this waiver are expected to be 0.49%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class III Shares                           $57       $179       $313        $701
--------------------------------------------------------------------------------


4                                                       GALAXY CLASS III SHARES

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in short-term U.S. Government obligations, including U.S. Treasury securities, U.S. Government agency obligations and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. The Fund invests the rest of its assets in U.S. Government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free.

Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


GALAXY CLASS III SHARES                                                       5

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on June 14, 1993 as the Boston 1784 Institutional U.S. Treasury Money Market Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Class I Shares (formerly designated shares) of the Fund.

No performance information is presented for Class III Shares of the Fund because they were not offered prior to the date of this prospectus. The returns shown below are for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000), which are offered in a separate prospectus. Class I Shares and Class III Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

[SIDENOTE]

BEST QUARTER
1.59% for the quarter ending December 31, 2000

WORST QUARTER
0.76% for the quarter ending March 31, 1994

[CHART]

1994         4.04%
1995         5.69%
1996         5.14%
1997         5.30%
1998         5.20%
1999         4.81%
2000         6.12%


6                                                       GALAXY CLASS III SHARES

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2000.

                                                        SINCE
                            1 YEAR      5 YEARS     INCEPTION
--------------------------------------------------------------------------------
Class I Shares               6.12%        5.31%          5.02%  (6/14/93)
--------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                              MANAGEMENT    DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Class III Shares                  0.20%             None          0.34%(1)        0.54%(1)
----------------------------------------------------------------------------------------

(1) Affiliates of the Adviser are waiving a portion of shareholder service fees (which are included in Other expenses) so that Other expenses are expected to be 0.29%. Total Fund operating expenses after this fee waiver are expected to be 0.49%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                    1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class III Shares                       $55      $173      $302        $677
--------------------------------------------------------------------------------


GALAXY CLASS III SHARES                                                       7

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


8                                                      GALAXY CLASS III SHARES

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.

The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the fiscal period ended October 31, 2000 are set forth below.


                                                  MANAGEMENT FEE
FUND                                AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------
Institutional Money Market                                0.20%
----------------------------------------------------------------
Institutional Treasury Money Market                       0.20%
----------------------------------------------------------------


During the fiscal year ended May 31, 2000, each Predecessor Fund paid Fleet National Bank management fees at an annual rate of 0.20% of average daily net assets.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


GALAXY CLASS III SHARES                                                       9

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES


Class III Shares of the Funds are available for purchase by qualified financial institutions that are purchasing shares of the Funds on behalf of their customers. A qualified financial institution is a financial institution, such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, which has entered into a sales agreement and servicing agreement with respect to Class III Shares of the Funds.


You can buy and sell Class III Shares of the Funds on any business day. A business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open.


If your order to buy shares of a Fund is received and accepted by Galaxy's distributor by 4:30 p.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) that day. If your order to buy shares of a Fund is received and accepted by Galaxy's distributor after 4:30 p.m. (Eastern time) on a business day, the price you pay will be the NAV per share next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 5:00 p.m. (Eastern time) on the next business day. The price at which you sell shares of a Fund is the NAV per share next determined after receipt of your order.


NAV is determined at 4:30 p.m. (Eastern time) on each business day.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

HOW TO BUY SHARES

You can buy Class III Shares by following the procedures established by your qualified financial institution. Your qualified financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The qualified financial institution holds the shares in your name and receives all confirmations of purchases and sales.


You are encouraged to place purchase orders as early in the day as possible and to provide Galaxy with advance notice of large purchases. All purchases must be paid for by federal funds wire, provided, however, that former shareholders of the Boston 1784 Funds may continue to send payments through the Automated Clearing House System (ACH).

[SIDENOTE]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Class III Shares, minus the value of the Fund's liabilities attributable to Class III Shares, divided by the number of Class III Shares held by investors.

INVESTMENT MINIMUMS

The minimum initial aggregate investment by a qualified financial institution purchasing shares on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.



10                                                      GALAXY CLASS III SHARES

HOW TO SELL SHARES

You can sell Class III Shares by following the procedures established by your qualified financial institution. Your qualified financial institution is responsible for transmitting your order to Galaxy's distributor and crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds but your qualified financial institution may do so. Contact your qualified financial institution for more information.


OTHER TRANSACTION POLICIES


Galaxy may reject any order to buy shares by a particular purchaser (or group of related purchasers) that has a pattern of short-term or frequent trading or whose trading activity has been or may be disruptive to the management of a Fund.

Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your qualified financial institution on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy usually requires that a qualified financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the qualified financial institution to sell all shares in the account. Galaxy reserves the right to vary or waive the minimum investment requirement.


SHAREHOLDER SERVICE FEES


Class III Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Class III Share assets to institutional investors who provide certain services to their customers who own shares of the Funds. The Funds do not intend to pay more than 0.25% in shareholder service fees with respect to Class III Shares during the current fiscal year.



GALAXY CLASS III SHARES                                                      11

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them monthly. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Distributions by the Funds will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable. Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of a Fund's distributions that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


12                                                      GALAXY CLASS III SHARES

FINANCIAL HIGHLIGHTS

Each Fund began operations as a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Funds exchanged their shares for Class I Shares (formerly designated shares) of the Funds. Class III Shares of the Funds were not offered to investors prior to the date of this prospectus. The financial highlights tables on the following pages will help you understand the financial performance for Class I Shares of each Fund (including each Predecessor Fund for the period prior to January 26, 2000) for the past five fiscal years (or the period since a particular Fund began operations) and are intended to provide you with a long-term perspective as to the Funds' financial history. Certain information reflects the financial performance of a single Class I Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal period ended October 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000, and are incorporated by reference into the SAI. The information for the Predecessor Funds for the fiscal years or periods ended May 31, 2000, 1999, 1998, 1997 and 1996 has been audited by PricewaterhouseCoopers LLP, the Predecessor Funds' former auditors, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Funds' Annual Report and SAI are available free of charge upon request.


GALAXY CLASS III SHARES                                                      13

GALAXY INSTITUTIONAL MONEY MARKET FUND


(For a share outstanding throughout each period)


                                              PERIOD JUNE 1, 2000                                     PERIOD ENDED
                                                 TO OCTOBER 31,          YEARS ENDED MAY 31,             MAY 31,
                                              ---------------------   -----------------------------  ---------------
                                                     2000*               2000            1999              1998(2)
                                              ---------------------   -------------   -------------  ---------------
                                                                          CLASS I SHARES
------------------------------------------    ---------------------   -------------   -------------  ---------------
Net asset value, beginning of period                   $1.00              $1.00            $1.00           $1.00
------------------------------------------    ---------------------   -------------   -------------  ---------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                             0.03               0.05             0.05            0.03
------------------------------------------    ---------------------   -------------   -------------  ---------------
LESS DIVIDENDS:
   Dividends from net investment income                (0.03)             (0.05)           (0.05)          (0.03)
------------------------------------------    ---------------------   -------------   -------------  ---------------
Net increase (decrease) in net asset value                -                   -                -               -
------------------------------------------    ---------------------   -------------   -------------  ---------------
Net asset value, end of period                         $1.00              $1.00            $1.00           $1.00
==========================================    =====================   =============   =============  ===============
Total return                                            2.68%(4)           5.43%            5.10%           5.55%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $511,440           $696,613         $516,901        $302,338
------------------------------------------    ---------------------   -------------   -------------  ---------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                 6.33%(3)           5.35%            4.93%           5.36%(3)
------------------------------------------    ---------------------   -------------   -------------  ---------------
   Operating expenses including
   reimbursement/waiver                                 0.29%(3)           0.30%            0.30%           0.27%(3)
------------------------------------------    ---------------------   -------------   -------------  ---------------
   Operating expenses excluding
   reimbursement/waiver                                 0.31%(3)           0.30%            0.35%           0.42%(3)
------------------------------------------    ---------------------   -------------   -------------  ---------------


* The Fund commenced operations on November 5, 1997 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended October 31, 2000 was $0.03.

(2) For the period from commencement of operations, beginning on November 5, 1997.

(3) Annualized.

(4) Not annualized.


14                                                      GALAXY CLASS III SHARES

GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND


(For a share outstanding throughout each period)


                                            PERIOD
                                         JUNE 1, 2000                         YEARS ENDED MAY 31,
                                         TO OCTOBER 31, -----------------------------------------------------------
                                              2000*         2000         1999        1998        1997       1996
                                         -------------- ------------  --------- ----------- ------------ ----------
                                                                                CLASS I SHARES
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------
Net asset value, beginning of period          $1.00         $1.00       $1.00       $1.00       $1.00      $1.00
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                    0.03          0.05        0.05        0.05        0.05       0.05
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------
LESS DIVIDENDS:
   Dividends from net investment
   income                                     (0.03)        (0.05)      (0.05)      (0.05)      (0.05)     (0.05)
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------
Net increase (decrease) in
net asset value                                 -              -           -           -           -          -
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------
Net asset value, end of period                $1.00         $1.00       $1.00       $1.00       $1.00      $1.00
=======================================  ============== ============  ========= =========== ============ ==========
Total return                                   2.64%(3)      5.26%       4.90%       5.36%       5.16%      5.45%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $4,829,762    $5,022,306  $4,346,037  $4,285,801  $2,591,487   $644,733
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                        6.24%(2)      5.15%       4.79%       5.24%       5.05%      5.29%
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------
   Operating expenses including
   reimbursement/waiver                        0.27%(2)      0.30%       0.31%       0.33%       0.33%      0.32%
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------
   Operating expenses excluding
   reimbursement/waiver                        0.29%(2)      0.30%       0.31%       0.33%       0.34%      0.39%
---------------------------------------  -------------- ------------  --------- ----------- ------------ ----------

* The Fund began operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for shares of the Fund.

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the period ended October 31, 2000 was $0.03.


(2) Annualized.


(3) Not annualized.



GALAXY CLASS III SHARES                                                      15

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is
811-4636.


PROGALINMM3 46543 (3/1/01) PKG50

[GRAPHIC]

GALAXY BKB SHARES

THE GALAXY FUND

PROSPECTUS

February 28, 2001

GALAXY MONEY MARKET FUND

GALAXY U.S. TREASURY MONEY MARKET FUND


GALAXY TAX-EXEMPT MONEY MARKET FUND

GALAXY SHORT-TERM BOND FUND

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

GALAXY HIGH QUALITY BOND FUND

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND


GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

GALAXY ASSET ALLOCATION FUND

GALAXY GROWTH AND INCOME FUND

GALAXY GROWTH FUND II

GALAXY INTERNATIONAL EQUITY FUND


BKB SHARES



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


[GALAXY FUNDS LOGO]

CONTENTS


  1    RISK/RETURN SUMMARY


  1    INTRODUCTION


  2    GALAXY MONEY MARKET FUND


  5    GALAXY U.S. TREASURY MONEY MARKET FUND


  8    GALAXY TAX-EXEMPT MONEY MARKET FUND


 11    GALAXY SHORT-TERM BOND FUND


 15    GALAXY INTERMEDIATE GOVERNMENT INCOME FUND


 20    GALAXY HIGH QUALITY BOND FUND


 24    GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND


 28    GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


 32    GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


 36    GALAXY RHODE ISLAND MUNICIPAL BOND FUND


 40    GALAXY ASSET ALLOCATION FUND


 44    GALAXY GROWTH AND INCOME FUND


 47    GALAXY GROWTH FUND II


 51    GALAXY INTERNATIONAL EQUITY FUND


 55    ADDITIONAL INFORMATION ABOUT RISK


 56    FUND MANAGEMENT


 57    HOW TO INVEST IN THE FUNDS


 57    HOW SALES CHARGES WORK


 59    BUYING, SELLING AND EXCHANGING BKB SHARES


 60      HOW TO BUY BKB SHARES


 61      HOW TO SELL BKB SHARES


 62      EXCHANGE PRIVILEGE


 62      OTHER TRANSACTION POLICIES


 63    DIVIDENDS, DISTRIBUTIONS AND TAXES


 66    GALAXY INVESTOR PROGRAMS


 66    RETIREMENT PLANS


 66    OTHER PROGRAMS


 68    HOW TO REACH GALAXY


 69    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY


INTRODUCTION


THIS PROSPECTUS describes BKB Shares of the Galaxy Money Market Fund, Galaxy U.S. Treasury Money Market Fund (formerly, the Galaxy U.S. Treasury Fund), Galaxy Tax-Exempt Money Market Fund (formerly, the Galaxy Tax-Exempt Fund), Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy High Quality Bond Fund, Galaxy Intermediate Tax-Exempt Bond Fund, Galaxy Connecticut Intermediate Municipal Bond Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund, Galaxy Rhode Island Municipal Bond Fund, Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Growth Fund II and Galaxy International Equity Fund. BKB Shares are offered through this prospectus without a sales charge (sometimes called a front-end load) only to those shareholders of the Boston 1784 Funds who received BKB Shares of their corresponding Galaxy Funds at the time the Boston 1784 Funds were reorganized into Galaxy. It is expected that BKB Shares of each Fund will convert into Retail A Shares of the same Fund on June 26, 2001, which is the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, some information is provided in this prospectus for Retail A Shares of the Funds. Retail A Shares of the Funds are offered through separate prospectuses available from Galaxy by calling the telephone number on the back cover of this prospectus.


On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

- the main risks associated with an investment in the Fund

- the past performance of the Fund measured on both a year-by-year and long-term basis

- the fees and expenses that you will pay as an investor in the Fund.


THE FUNDS' INVESTMENT ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE GALAXY MONEY MARKET FUND, GALAXY U.S. TREASURY MONEY MARKET FUND AND GALAXY TAX-EXEMPT MONEY MARKET FUND SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THESE FUNDS. YOU COULD ALSO LOSE MONEY BY INVESTING IN ANY OF THE OTHER FUNDS.



GALAXY BKB SHARES                                                              1

GALAXY MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of money market instruments, including commercial paper, notes and bonds issued by U.S. corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a fund.

[SIDENOTE]
MONEY MARKET INSTRUMENTS
Money market instruments are short-term debt obligations issued by banks, corporations, the U.S. Government and state and local governments. Money market instruments purchased by the Galaxy money market funds must meet strict requirements as to investment quality, maturity and diversification. The Galaxy money market funds do not invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Galaxy money market fund must be 90 days or less. Each Galaxy money market fund tries to maintain its share price at $1.00 to protect your investment from loss.


2                                                              GALAXY BKB SHARES

GALAXY MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

       1991         6.13%
       1992         3.54%
       1993         2.73%
       1994         3.68%
       1995         5.29%
       1996         4.73%
       1997         4.99%
       1998         4.96%
       1999         4.63%
       2000         5.94%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares for the periods ended December 31, 2000.


                                                                               SINCE
                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
------------------------------------------------------------------------------------------------------
Retail A Shares                5.94%           5.05%           4.66%           5.53% (11/17/86)
------------------------------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


[SIDENOTE]
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the fund on a certain date and at a certain price.

[SIDENOTE]
BEST QUARTER
1.67%
for the quarter
ending
March 31, 1991


WORST QUARTER
0.65%
for the quarter ending
September 30,1993



GALAXY BKB SHARES                                                              3

GALAXY MONEY MARKET FUND


EXPENSES OF THE FUND

There are no sales charges when you buy or sell BKB Shares or Retail A Shares of the Fund. The following table shows the expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the expenses you may pay when you buy and hold Retail A Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
BKB Shares                                0.40%(1)              None          0.25%         0.65%(2)
 ....................................................................................................
Retail A Shares                           0.40%(1)              None          0.29%         0.69%(3)
----------------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.36%. This fee waiver may be revised or discontinued at any time.


(2) The Adviser and/or its affiliates have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund to 0.63% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.


(3) Total Fund operating expenses for BKB Shares and Retail A Shares after the waiver of Management fees by the Adviser are expected to be 0.61% and 0.65%, respectively.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your BKB Shares convert into Retail A Shares on June 26, 2001

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                     $66             $217            $380             $855
 ....................................................................................................
Retail A Shares                                $70             $221            $384             $859
----------------------------------------------------------------------------------------------------



4                                                              GALAXY BKB SHARES

GALAXY U.S. TREASURY MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


The Fund was formerly known as the Galaxy U.S. Treasury Fund.


[SIDENOTE]
U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


GALAXY BKB SHARES                                                              5

GALAXY U.S. TREASURY MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

         1992         3.39%
         1993         2.74%
         1994         3.58%
         1995         5.05%
         1996         4.59%
         1997         4.70%
         1998         4.63%
         1999         4.20%
         2000         5.47%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares for the periods ended December 31, 2000.


                                                                              SINCE
                                              1 YEAR         5 YEARS       INCEPTION
--------------------------------------------------------------------------------------------------
Retail A Shares                                5.47%           4.72%           4.39%  (1/22/91)
--------------------------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
1.44%
for the quarter
ending
December 31, 2000


WORST QUARTER
0.65%
for the quarter ending
June 30, 1993



6                                                              GALAXY BKB SHARES

GALAXY U.S. TREASURY MONEY MARKET FUND


EXPENSES OF THE FUND

There are no sales charges when you buy or sell BKB Shares or Retail A Shares of the Fund. The following table shows the expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the expenses you may pay when you buy and hold Retail A Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
BKB Shares                                   0.38%              None          0.25%         0.63%(1)
 ....................................................................................................
Retail A Shares                              0.38%              None          0.27%            0.65%
----------------------------------------------------------------------------------------------------


(1) The Adviser and/or its affiliates have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund to 0.63% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your BKB Shares convert into Retail A Shares on June 26, 2001

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                     $64             $206            $360             $809
 ....................................................................................................
Retail A Shares                                $66             $208            $362             $810
----------------------------------------------------------------------------------------------------



GALAXY BKB SHARES                                                              7

GALAXY TAX-EXEMPT MONEY MARKET FUND



THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


The Fund was formerly known as the Galaxy Tax-Exempt Fund.


[SIDENOTE]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[SIDENOTE]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.


8                                                              GALAXY BKB SHARES

GALAXY TAX-EXEMPT MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

          1991         4.18%
          1992         2.46%
          1993         2.01%
          1994         2.27%
          1995         3.19%
          1996         2.78%
          1997         2.99%
          1998         2.81%
          1999         2.59%
          2000         3.45%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares for the periods ended December 31, 2000.


                                                                               SINCE
                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
------------------------------------------------------------------------------------------------
Retail A Shares                3.45%           2.92%           2.87%           3.43% (6/23/88)
------------------------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]
BEST QUARTER
1.11%
for the quarter ending
March 31, 1991


WORST QUARTER
0.45%
for the quarter ending
September 30, 1993



GALAXY BKB SHARES                                                              9

GALAXY TAX-EXEMPT MONEY MARKET FUND


EXPENSES OF THE FUND

There are no sales charges when you buy or sell BKB Shares or Retail A Shares of the Fund. The following table shows the expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the expenses you may pay when you buy and hold Retail A Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
BKB Shares                                0.40%(1)              None       0.17%(1)         0.57%(2)
 ....................................................................................................
Retail A Shares                           0.40%(1)              None          0.24%         0.64%(3)
----------------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.37%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that other expenses for BKB Shares are expected to be 0.15%. These fee waivers may be revised or discontinued at any time.


(2) The Adviser and/or its affiliates have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the Total Fund operating expenses of BKB Shares of the Fund to 0.52% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.


(3) Total Fund operating expenses for Retail A Shares after the waiver of Management fees by the Adviser are expected to be 0.61%.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your BKB Shares convert into Retail A Shares on June 26, 2001

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                     $58             $198            $350             $792
 ....................................................................................................
Retail A Shares                                $65             $205            $357             $798
----------------------------------------------------------------------------------------------------


[SIDENOTE]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay federal income tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.


10                                                             GALAXY BKB SHARES

GALAXY SHORT-TERM BOND FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be less than three years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

[SIDENOTE]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[SIDENOTE]

DEBT OBLIGATIONS

When a Fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.


GALAXY BKB SHARES                                                             11

GALAXY SHORT-TERM BOND FUND


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

[SIDENOTE]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt obligations in a fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.

[SIDENOTE]
DURATION
Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.


12                                                             GALAXY BKB SHARES

GALAXY SHORT-TERM BOND FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


          1992            5.81%
          1993            6.41%
          1994           -0.37%
          1995           10.96%
          1996            3.38%
          1997            5.68%
          1998            6.07%
          1999            2.33%
          2000            7.48%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index. The returns for Retail A Shares of the Fund have been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.



                                                                              SINCE
                                              1 YEAR         5 YEARS       INCEPTION
--------------------------------------------------------------------------------------------------------
Retail A Shares                                2.35%           3.95%           4.69% (12/30/91)
 ........................................................................................................
Lehman Brothers One to Three Year
Government Bond Index                          8.17%           5.95%           5.83% (since 12/31/91)
--------------------------------------------------------------------------------------------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]
BEST QUARTER
4.14% for the
quarter ending
September 30, 1992

WORST QUARTER
-0.72% for the
quarter ending
March 31, 1994

[SIDENOTE]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.


GALAXY BKB SHARES                                                             13

GALAXY SHORT-TERM BOND FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                        MAXIMUM SALES CHARGE (LOAD)        MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                 ON PURCHASES SHOWN       SHOWN AS A % OF THE OFFERING PRICE OR
                                       AS A % OF THE OFFERING PRICE               SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------------------------
BKB Shares                                                     None                                        None
 ...............................................................................................................
Retail A Shares                                            4.75%(1)                                     None(2)
---------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
BKB Shares                                0.75%(3)              None       0.48%(3)     1.23%(3),(4)
 ....................................................................................................
Retail A Shares                           0.75%(3)              None          0.54%         1.29%(3)
----------------------------------------------------------------------------------------------------


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.50%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) and the Fund's transfer agent is waiving a portion of its fee with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.28%. Total Fund operating expenses after these waivers are expected to be 0.78% for BKB Shares and 1.04% for Retail A Shares. These fee waivers may be revised or discontinued at any time.


(4) The Adviser and/or its affiliates have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund to 0.78% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.





EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your BKB Shares convert into Retail A Shares on June 26, 2001

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                    $125             $403            $702           $1,551
 ....................................................................................................
Retail A Shares                               $600             $865          $1,149           $1,958
----------------------------------------------------------------------------------------------------



[SIDENOTE]
PORTFOLIO MANAGER
The Adviser's taxable bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since October 1999.




14                                                             GALAXY BKB SHARES

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. It also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

[SIDENOTE]
U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


GALAXY BKB SHARES                                                             15

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of instruments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


16                                                             GALAXY BKB SHARES

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which also are offered in a separate prospectus. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each class of shares had the same expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


           1991        15.77%
           1992         7.11%
           1993         6.01%
           1994        -3.77%
           1995        15.67%
           1996         1.75%
           1997         7.83%
           1998         8.32%
           1999        -1.95%
           2000        11.43%


[SIDENOTE]

BEST QUARTER
6.13%
for the quarter
ending
September 30, 1992


WORST QUARTER
-2.90%
for the quarter ending
March 31, 1994


GALAXY BKB SHARES                                                             17

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices. The returns for Retail A Shares of the Fund have been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.



                                                                              SINCE
                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
------------------------------------------------------------------------------------------------------
Retail A Shares                6.17%           4.34%           6.11%           6.59% (9/1/88)
 ......................................................................................................
Lehman Brothers
Intermediate Government/
Credit Bond Index             10.12%           6.11%           7.36%           7.92% (since 8/31/88)
 ......................................................................................................
Lehman Brothers
Aggregate Bond Index          11.63%           6.46%           7.96%           8.60% (since 8/31/88)
------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                        MAXIMUM SALES CHARGE (LOAD)           MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                 ON PURCHASES SHOWN          SHOWN AS A % OF THE OFFERING PRICE OR
                                       AS A % OF THE OFFERING PRICE                  SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------------------------
BKB Shares                                                     None                                           None
 ..................................................................................................................
Retail A Shares                                            4.75%(1)                                        None(2)
------------------------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)



                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
BKB Shares                                0.75%(3)              None       0.30%(3)       1.05%(3,4)
 ....................................................................................................
Retail A Shares                           0.75%(3)              None          0.43%         1.18%(3)
----------------------------------------------------------------------------------------------------


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.25%. Total Fund operating expenses after these waivers are expected to be 0.80% for BKB Shares and 0.98% for Retail A Shares. These fee waivers may be revised or discontinued at any time.


(4) The Adviser and/or its affiliates have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund to 0.80% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.


[SIDENOTE]
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.



[SIDENOTE]
The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.



18                                                             GALAXY BKB SHARES

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND



EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your BKB Shares convert into Retail A Shares on June 26, 2001

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                    $107             $362            $636           $1,420
 ....................................................................................................
Retail A Shares                               $590             $832          $1,093           $1,839
----------------------------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.



GALAXY BKB SHARES                                                             19

GALAXY HIGH QUALITY BOND FUND



THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.



20                                                             GALAXY BKB SHARES

GALAXY HIGH QUALITY BOND FUND



THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.




GALAXY BKB SHARES                                                             21

GALAXY HIGH QUALITY BOND FUND



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year, thereby giving some indication of the risk of investing in the Fund. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]


           1991         15.12%
           1992          6.77%
           1993         12.81%
           1994         -6.48%
           1995         21.20%
           1996          1.37%
           1997          9.11%
           1998          9.27%
           1999         -4.13%
           2000         12.62%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices. The returns for Retail A Shares of the Fund have been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.



                                                                               SINCE
                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
--------------------------------------------------------------------------------------------------------
Retail A Shares                7.27%           4.45%           6.92%           6.92% (12/14/90)
 ........................................................................................................
Lehman Brothers
Government/Credit Bond
Index                         11.85%           6.24%           8.00%           8.10% (since 11/30/90)
 ........................................................................................................
Lehman Brothers
Intermediate Government/
Credit Bond Index             10.12%           6.11%           7.36%           7.44% (since 11/30/90)
--------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


[SIDENOTE]
The Lehman Brothers Government/Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.


[SIDENOTE]
BEST QUARTER
7.54%
for the quarter ending
June 30, 1995

WORST QUARTER
-3.85%
for the quarter ending
March 31, 1994


[SIDENOTE]
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.


22                                                             GALAXY BKB SHARES

GALAXY HIGH QUALITY BOND FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                        MAXIMUM SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                 ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                                       AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
BKB Shares                                                     None                                       None
 ..............................................................................................................
Retail A Shares                                            4.75%(1)                                    None(2)
--------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
BKB Shares                                0.75%(3)              None       0.34%(3)       1.09%(3,4)
 ....................................................................................................
Retail A Shares                           0.75%(3)              None          0.48%         1.23%(3)
----------------------------------------------------------------------------------------------------


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.25%. Total Fund operating expenses after these waivers are expected to be 0.80% for BKB Shares and 1.03% for Retail A Shares. These fee waivers may be revised or discontinued at any time.


(4) The Adviser and/or its affiliates have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund to 0.80% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your BKB Shares convert into Retail A Shares on June 26, 2001

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                    $111             $376            $662           $1,476
 ....................................................................................................
Retail A Shares                               $594             $847          $1,119           $1,893
----------------------------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.



GALAXY BKB SHARES                                                             23

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND



THE FUND'S INVESTMENT OBJECTIVE



The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.



THE FUND'S MAIN INVESTMENT STRATEGIES



The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.



Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.



The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.



In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.



Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.



The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.



The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.



[SIDENOTE]
DERIVATIVES



A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


GALAXY BKB SHARES                                      24

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND



THE MAIN RISKS OF INVESTING IN THE FUND



All mutual funds are affected by changes in the economy and swings in investment markets.



In addition, the Fund carries the following main risks:



- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.



- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.



- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.



- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.



- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


GALAXY BKB SHARES                                          25

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND



HOW THE FUND HAS PERFORMED



The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.



The Fund began operations on June 14, 1993 as the Boston 1784 Tax-Exempt Medium-Term Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.



YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS



The bar chart shows how the performance of BKB Shares of the Fund has varied from year to year.


[CHART]

           1994         -3.01%
           1995         14.34%
           1996          4.20%
           1997          9.10%
           1998          6.41%
           1999         -2.95%
           2000         10.48%


AVERAGE ANNUAL TOTAL RETURNS



The table shows the average annual total returns for BKB Shares of the Fund for the periods ended December 31, 2000, as compared to broad-based market indices.



                                                                              SINCE
                                     1 YEAR          5 YEARS                INCEPTION
-------------------------------------------------------------------------------------------
BKB Shares                           10.48%           5.34%           5.81% (6/14/93)
-------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year
Blend Municipal Bond Index(1)         9.93%           5.66%           5.40% (since 5/31/93)
-------------------------------------------------------------------------------------------
Lehman Brothers
7-Year Municipal Bond Index           9.07%           5.41%           5.79% (since 5/31/93)
-------------------------------------------------------------------------------------------



(1)The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.


[SIDENOTE]

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and with at least $5 million in principal amount outstanding.


[SIDENOTE]

BEST QUARTER
5.39%
for the quarter ending
March 31, 1995

WORST QUARTER
-4.21%
for the quarter ending
March 31, 1994

[SIDENOTE]

The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


GALAXY BKB SHARES                                         26

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND



FEES AND EXPENSES OF THE FUND



The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                    MAXIMUM  SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                             ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                                   AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
----------------------------------------------------------------------------------------------------------
BKB Shares                                                 None                                       None
----------------------------------------------------------------------------------------------------------
Retail A Shares                                           4.75%(1)                                    None(2)
----------------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)



                                                        DISTRIBUTION                       TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER         OPERATING
                                              FEES      (12b-1) FEES       EXPENSES          EXPENSES
-----------------------------------------------------------------------------------------------------
BKB Shares                                   0.75%(3)           None          0.21%(3)           0.96%(3,4)
------------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%(3)           None          0.94%(3)           1.69%(3)
------------------------------------------------------------------------------------------------------



(1)There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."



(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."



(3)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares and Retail A Shares and the Fund's transfer agent is waiving certain fees with respect to BKB Shares so that Other expenses are expected to be 0.17% for BKB Shares and 0.30% for Retail A Shares. Total Fund operating expenses after these waivers are expected to be 0.80% for BKB Shares and 0.93% for Retail A Shares. These fee waivers may be revised or discontinued at any time.



(4)The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to ensure that the Total Fund operating expenses for BKB Shares of the Fund do not exceed 0.80% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.



EXAMPLE



This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:



- you invest $10,000 for the periods shown



- you reinvest all dividends and distributions in the Fund



- you sell all your shares at the end of the periods shown



- your investment has a 5% return each year



- your BKB Shares convert into Retail A Shares on June 26, 2001



- the Fund's operating expenses remain the same.



Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------
BKB Shares                                     $98             $461            $849           $1,937
-----------------------------------------------------------------------------------------------------
Retail A Shares                               $639             $982          $1,349           $2,378
-----------------------------------------------------------------------------------------------------



[SIDENOTE]
PORTFOLIO MANAGER



The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.



GALAXY BKB SHARES                                                27

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



THE FUND'S INVESTMENT OBJECTIVE



The Fund seeks to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.



THE FUND'S MAIN INVESTMENT STRATEGIES



The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Connecticut municipal securities. Connecticut municipal securities are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and Connecticut personal income tax. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable debt securities, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.



Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.



The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.



In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.



Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.



The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years.



The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


GALAXY BKB SHARES                                              28

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



THE MAIN RISKS OF INVESTING IN THE FUND



All mutual funds are affected by changes in the economy and swings in investment markets.



In addition, the Fund carries the following main risks:



- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.



- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.



- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.



- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.



- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.



- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.



- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


GALAXY BKB SHARES                                                     29

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



HOW THE FUND HAS PERFORMED



The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.



The Fund began operations on August 1, 1994 as the Boston 1784 Connecticut Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.



YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS



The bar chart shows how the performance of BKB Shares of the Fund has varied from year to year.


[CHART]


           1995         14.70%
           1996          3.63%
           1997          8.53%
           1998          6.67%
           1999         -2.81%
           2000         10.15%


AVERAGE ANNUAL TOTAL RETURNS



The table shows the average annual total returns for BKB Shares of the Fund for the periods ended December 31, 2000, as compared to broad-based market indices.



                                                                         SINCE
                                       1 YEAR         5 YEARS        INCEPTION
------------------------------------------------------------------------------------------
BKB Shares                             10.15%          5.13%         6.06% (8/1/94)
------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year
Blend Municipal Bond Index(1)             9.93%          5.66%         5.95% (since 7/31/94)
------------------------------------------------------------------------------------------
Lehman Brothers
7-Year Municipal Bond Index             9.07%          5.41%         6.13% (since 7/31/94)
------------------------------------------------------------------------------------------



(1)The Fund has changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.



[SIDENOTE]
The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and with at least $5 million in principal amount outstanding.


[SIDENOTE]

BEST QUARTER
5.91%
for the quarter ending
March 31, 1995

WORST QUARTER
-2.28%
for the quarter ending
June 30, 1999


[SIDENOTE]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


GALAXY BKB SHARES                                           30

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



FEES AND EXPENSES OF THE FUND



The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




                             MAXIMUM SALES CHARGE (LOAD)     MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                     ON PURCHASES SHOWN    SHOWN AS A % OF THE OFFERING PRICE OR
                           AS A % OF THE OFFERING PRICE            SALE PRICE, WHICHEVER IS LESS
-------------------------------------------------------------------------------------------------
BKB Shares                                         None                                     None
-------------------------------------------------------------------------------------------------
Retail A Shares                                   4.75%(1)                                  None(2)
-------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)




                                                       DISTRIBUTION                       TOTAL FUND
                                       MANAGEMENT        AND SERVICE         OTHER         OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
BKB Shares                                  0.75%(3)            None          0.24%(3)          0.99%(3,4)
-----------------------------------------------------------------------------------------------------
Retail A Shares                             0.75%(3)            None          0.62%(3)          1.37%(3)
-----------------------------------------------------------------------------------------------------



(1)There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."



(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."



(3)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (included in Other expenses) with respect to BKB Shares and Retail A Shares and the Fund's transfer agent is waiving certain fees with respect to BKB Shares so that Other expenses are expected to be 0.17% for BKB Shares and 0.32% for Retail A Shares. Total Fund operating expenses after these waivers are expected to be 0.80% for BKB Shares and 0.95% for Retail A Shares. These fee waivers may be revised or discontinued at any time.



(4)The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to ensure that the Total Fund operating expenses for BKB Shares of the Fund do not exceed 0.80% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.



EXAMPLE



This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:



- you invest $10,000 for the periods shown



- you reinvest all dividends and distributions in the Fund



- you sell all your shares at the end of the periods shown



- your investment has a 5% return each year



- your BKB Shares convert to Retail A Shares on June 26, 2001



- the Fund's operating expenses remain the same.



Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                    $101             $396            $714           $1,613
----------------------------------------------------------------------------------------------------
Retail A Shares                               $608             $888          $1,189           $2,043
----------------------------------------------------------------------------------------------------



[SIDENOTE]
PORTFOLIO MANAGER



The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.


GALAXY BKB SHARES                                         31

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


THE FUND'S INVESTMENT OBJECTIVE



The Fund seeks to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.



THE FUND'S MAIN INVESTMENT STRATEGIES



The Fund invests primarily in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in municipal securities or in mutual funds that invest in municipal securities, and at least 65% of its net assets in Massachusetts municipal securities. Massachusetts municipal securities are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.



Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.



The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.



In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.



Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. The Adviser expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.



The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances the Fund's average weighted maturity will be between five and ten years.



The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


GALAXY BKB SHARES                                                   32

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


THE MAIN RISKS OF INVESTING IN THE FUND



All mutual funds are affected by changes in the economy and swings in investment markets.



In addition, the Fund carries the following main risks:



- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.



- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.



- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.



- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.



- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.



- HEDGING - The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.



- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


GALAXY BKB SHARES                                           33

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


HOW THE FUND HAS PERFORMED



The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.



The Fund began operations on June 14, 1993 as the Boston 1784 Massachusetts Tax-Exempt Income Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.



YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS



The bar chart shows how the performance of BKB Shares of the Fund has varied from year to year.



[CHART]

           1994         -5.45%
           1995         13.77%
           1996          3.32%
           1997          8.89%
           1998          5.91%
           1999         -2.16%
           2000          9.92%


AVERAGE ANNUAL TOTAL RETURNS



The table shows the average annual total returns for BKB Shares of the Fund for the periods ended December 31, 2000, as compared to broad-based market indices.



                                                                               SINCE
                                              1 YEAR       5 YEARS         INCEPTION
-------------------------------------------------------------------------------------------
BKB Shares                                     9.92%         5.08%    5.27% (6/14/93)
-------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year
Blend Municipal Bond Index(1)                  9.93%         5.66%    5.40% (since 5/31/93)
-------------------------------------------------------------------------------------------
Lehman Brothers
7-Year Municipal Bond Index                    9.07%         5.41%    5.79% (since 5/31/93)
-------------------------------------------------------------------------------------------



(1)The Fund changed its benchmark index from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Blend Index) because the Blend Index tracks the performance of the types of securities that are more representative of those held by the Fund.



[SIDENOTE]
The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and with at least $5 million in principal amount outstanding.


[SIDENOTE]

BEST QUARTER
5.45%
for the quarter ending
March 31, 1995

WORST QUARTER
-5.17%
for the quarter ending
March 31, 1994


[SIDENOTE]
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds with remaining maturities of 7 years or less.


GALAXY BKB SHARES                                           34

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


FEES AND EXPENSES OF THE FUND



The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                          MAXIMUM SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                  ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                        AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------
BKB Shares                                     None                                         None
------------------------------------------------------------------------------------------------
Retail A Shares                               4.75%(1)                                      None(2)
------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)




                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
BKB Shares                                   0.75%(3)           None          0.25%(3)         1.00%(3,4)
----------------------------------------------------------------------------------------------------
Retail A Shares                              0.75%(3)           None          0.34%            1.09%(3)
----------------------------------------------------------------------------------------------------



(1)There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."



(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."



(3)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares and Retail A Shares so that Other expenses are expected to be 0.17% for BKB Shares and 0.32% for Retail AShares. Total Fund operating expenses after these waivers are expected to be 0.80% for BKB Shares and 0.95% for Retail A Shares. These fee waivers may be revised or discontinued at any time.



(4)The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to ensure that the Total Fund operating expenses for BKB Shares of the Fund do not exceed 0.80% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.



EXAMPLE



This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:



- you invest $10,000 for the periods shown



- you reinvest all dividends and distributions in the Fund



- you sell all your shares at the end of the periods shown



- your investment has a 5% return each year



- your BKB Shares convert into Retail A Shares on June 26, 2001



- the Fund's operating expenses remain the same.



Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                    $102             $338            $592           $1,321
----------------------------------------------------------------------------------------------------
Retail A Shares                               $581             $805          $1,047           $1,741
----------------------------------------------------------------------------------------------------



[SIDENOTE]
PORTFOLIO MANAGER



The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.


GALAXY BKB SHARES                                               35

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers and that pay interest which is exempt from both federal income tax and Rhode Island personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the


GALAXY BKB SHARES                                            36

GALAXY RHODE ISLAND MUNICIPAL BOND FUND


  longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

GALAXY BKB SHARES                                              37

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus.
Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

           1995         14.32%
           1996          3.63%
           1997          8.54%
           1998          5.87%
           1999         -2.77%
           2000         11.58%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index. The returns for Retail A Shares of the Fund have been restated to include the effect of the maximum 4.75% front-end sales charge on purchases of Retail A Shares made on or before January 1, 2001.




                                                                            SINCE
                                              1 YEAR        5 YEARS     INCEPTION
---------------------------------------------------------------------------------------------------
Retail A Shares                                6.24%        4.24%           5.84% (12/20/94)
---------------------------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                    11.68%        5.84%           7.69% (since 12/31/94)
---------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]
BEST QUARTER
4.90%
for the quarter ending
March 31, 1995

WORST QUARTER
-1.90%
for the quarter ending
June 30, 1999








[SIDENOTE]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

GALAXY BKB SHARES                                               38

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                            MAXIMUM SALES CHARGE (LOAD)     MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                    ON PURCHASES SHOWN    SHOWN AS A % OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE            SALE PRICE, WHICHEVER IS LESS
-----------------------------------------------------------------------------------------------
BKB Shares                                       None                                    None
-----------------------------------------------------------------------------------------------
Retail A Shares                                 4.75%(1)                                 None(2)
-----------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)



                                                        DISTRIBUTION                      TOTAL FUND
                                        MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------------
BKB Shares                                  0.75%(3)            None         0.31%(3)         1.06%(3,4)
----------------------------------------------------------------------------------------------------
Retail A Shares                             0.75%(3)            None          0.31%           1.06%(3)
----------------------------------------------------------------------------------------------------



(1)There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in Funds - How sales charges work."



(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."



(3)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.50%. Affiliates of the Adviser are waiving a portion of shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other Expenses for BKB Shares are expected to be 0.24%. Total Fund operating expenses after these waivers are expected to be 0.74% for BKB Shares and 0.81% for Retail A Shares. These fee waivers may be revised or discontinued at any time.



(4)The Adviser and/or its affiliates have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund to 0.74% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.



EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year


- your BKB Shares convert into Retail A Shares on June 26, 2001


- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                                            1 YEAR          3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------
BKB Shares                                    $108             $337            $585           $1,294
----------------------------------------------------------------------------------------------------
Retail A Shares                               $578             $796          $1,032          $1,708
----------------------------------------------------------------------------------------------------



[SIDENOTE]
PORTFOLIO MANAGER



The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 1998.


GALAXY BKB SHARES                                             39

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. The Adviser interprets this to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than that. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

[SIDENOTE]
CURRENT INCOME

Current income includes both divedends from stocks and interest income from fixed income securities, after deducting Fund expenses.


40                                                            GALAXY BKB SHARES

GALAXY ASSET ALLOCATION FUND


In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.

- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


GALAXY BKB SHARES                                                            41

GALAXY ASSET ALLOCATION FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992         6.58%
1993         8.08%
1994        -2.47%
1995        30.29%
1996        15.11%
1997        19.76%
1998        17.73%
1999         7.24%
2000         1.81%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices. The returns for Retail A Shares of the Fund have been restated to include the effect of the maximum 5.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.



                                                                 SINCE
                                1 YEAR         5 YEARS       INCEPTION
------------------------------------------------------------------------------------------
Retail A Shares                 -4.05%          10.80%          10.44% (12/30/91)
------------------------------------------------------------------------------------------
S&P 500                         -9.10%          18.33%          16.08% (since 12/31/91)
------------------------------------------------------------------------------------------
DJIA                            -4.69%          18.21%          17.19% (since 12/31/91)
------------------------------------------------------------------------------------------


[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]
BEST QUARTER


11.74% for the
quarter ending
December 31, 1994

WORST QUARTER

-4.66% for the
quarter ending
December 31, 2000


[SIDENOTE]
The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.


42                                                            GALAXY BKB SHARES

GALAXY ASSET ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                        MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                 ON PURCHASES SHOWN    SHOWN AS A % OF THE OFFERING PRICE  OR
                       AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
---------------------------------------------------------------------------------------------
BKB Shares                                     None                                      None
---------------------------------------------------------------------------------------------
Retail A Shares                            5.75%(1)                                   None(2)
---------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                        DISTRIBUTION                              TOTAL FUND
                       MANAGEMENT        AND SERVICE             OTHER             OPERATING
                             FEES       (12b-1) FEES          EXPENSES              EXPENSES
--------------------------------------------------------------------------------------------
BKB Shares                  0.75%              None           0.35%(3)              1.10%(4)
--------------------------------------------------------------------------------------------
Retail A Shares             0.75%              None              0.54%                 1.29%
--------------------------------------------------------------------------------------------


(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available to certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) Affiliates of the Adviser are waiving a portion of shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.21%. This fee waiver may be revised or discontinued at any time.

(4) The Adviser and/or its affiliates have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the Total Fund operating expenses for BKB Shares of the Fund to 0.96% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your BKB Shares convert into Retail A Shares on June 26, 2001

- the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                          1 YEAR            3 YEARS            5 YEARS              10 YEARS
--------------------------------------------------------------------------------------------
BKB Shares                  $112               $390                $689               $1,540
--------------------------------------------------------------------------------------------
Retail A Shares             $699               $960              $1,242               $2,042
--------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGERS

The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.


GALAXY BKB SHARES                                                            43

GALAXY GROWTH AND INCOME FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.


The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus.
Retail A Shares and BKB Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses.

[SIDENOTE]
CURRENT INCOME

Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

[SIDENOTE]
MARKET CAPITALIZATION

A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.


44                                                             GALAXY BKB SHARES

GALAXY GROWTH AND INCOME FUND


The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[CHART]

1994          4.83%
1995         29.34%
1996         19.85%
1997         29.19%
1998         15.71%
1999          6.86%
2000          3.65%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index. The returns for Retail A Shares of the Fund have been restated to include the effect of the maximum 5.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.



                                                              SINCE
                              1 YEAR         5 YEARS      INCEPTION
--------------------------------------------------------------------------------------
Retail A Shares               -2.31%          13.35%         13.96%  (2/12/93)
--------------------------------------------------------------------------------------
S&P 500                       -9.10%          18.33%         17.26%  (since 1/31/93)
--------------------------------------------------------------------------------------


[SIDENOTE]
BEST QUARTER

20.66% for the
quarter ending
December 31, 1998

WORST QUARTER

-13.50% for the
quarter ending
September 30, 1998

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


GALAXY BKB SHARES                     45

GALAXY GROWTH AND INCOME FUND


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                       MAXIMUM SALES CHARGE (LOAD)          MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                ON PURCHASES SHOWN         SHOWN AS A % OF THE OFFERING PRICE OR
                      AS A % OF THE OFFERING PRICE                 SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------
BKB Shares                                    None                                          None
------------------------------------------------------------------------------------------------
Retail B Shares                           5.75%(1)                                       None(2)
------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)



                                      DISTRIBUTION                                    TOTAL FUND
                     MANAGEMENT        AND SERVICE             OTHER                   OPERATING
                           FEES       (12b-1) FEES          EXPENSES                    EXPENSES
------------------------------------------------------------------------------------------------
BKB Shares                0.75%               None          0.35%(3)                    1.10%(4)
------------------------------------------------------------------------------------------------
Retail A Shares           0.75%               None             0.62%                       1.37%
------------------------------------------------------------------------------------------------



(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses are expected to be 0.17%. These fee waivers may be revised or discontinued at any time.


(4) Affiliates of the Adviser have agreed to waive shareholder servicing fees in such amounts as are necessary to limit the total Fund operating expenses of BKB Shares of the Fund to 0.92% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- your BKB Shares convert into Retail A Shares on June 26, 2001

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                             1 YEAR              3 YEARS             5 YEARS            10 YEARS
------------------------------------------------------------------------------------------------
BKB Shares                     $112                 $407                $724              $1,623
------------------------------------------------------------------------------------------------
Retail A Shares                $706                 $984              $1,282              $2,127
------------------------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.


46                                                            GALAXY BKB SHARES

GALAXY GROWTH FUND II



THE FUND'S INVESTMENT OBJECTIVE


The Fund seeks to provide investors with capital appreciation. Dividend income, if any, is incidental to capital appreciation.



THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests primarily in common stock (including depositary receipts) of U.S. and foreign companies which the Adviser believes have above-average growth potential. The Fund normally invests 80% to 90% or more of its total assets in these securities, although the Fund may invest up to 35% of its total assets in other securities, such as convertible and non-convertible debt securities, preferred stock, warrants and money market instruments.


The Fund principally invests in U.S. companies with market capitalizations of at least $250 million, although the Fund also may invest in companies with smaller capitalizations. The Fund may invest up to 25% of its total assets in the securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.


In selecting securities for the Fund, the Adviser uses a "bottom-up" approach. It looks for companies that it believes are in dynamic high-growth sectors of the world economy and that are thought to have dominant or strong competitive positions within their sectors. The Adviser also looks for companies thought to have quality management and that are expected to have strong earnings growth potential.


The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.


The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND


Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:


- SMALL COMPANIES RISK - Smaller companies (generally, those with market capitalizations below $1.5 billion) tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.


- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.



[SIDENOTE]

GROWTH STOCKS


Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

[SIDENOTE]

MARKET CAPITALIZATION


A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.



GALAXY BKB SHARES                                                            47

GALAXY GROWTH FUND II


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.


- HEDGING - The Fund may engage in foreign currency transactions to hedge against the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



48                                                            GALAXY BKB SHARES

GALAXY GROWTH FUND II

HOW THE FUND HAS PERFORMED


The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund began operations on March 28, 1996 as the Boston 1784 Growth Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. The returns shown below for periods prior to June 26, 2000 are for the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of BKB Shares of the Fund has varied from year to year.


[CHART]

1997         13.92%
1998          1.36%
1999         70.42%
2000          0.07%


AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for the BKB Shares of the Fund for the periods ended December 31, 2000, as compared to a broad-based market index.



                                                                  SINCE
                                       1 YEAR                 INCEPTION
------------------------------------------------------------------------------------------------
BKB Shares                              0.07%                    19.26%  (3/28/96)
------------------------------------------------------------------------------------------------
Russell 2000 Index                     -3.02%                     9.73%  (since 3/31/96)
------------------------------------------------------------------------------------------------


[SIDENOTE]
BEST QUARTER

53.66% for the
quarter ending
December 31, 1999

WORST QUARTER
-22.74% for the
quarter ending
September 30, 1998

[SIDENOTE]

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.



GALAXY BKB SHARES                                                            49

GALAXY GROWTH FUND II


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund. It is expected that BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




                       MAXIMUM SALES CHARGE (LOAD)          MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                ON PURCHASES SHOWN         SHOWN AS A % OF THE OFFERING PRICE OR
                      AS A % OF THE OFFERING PRICE                 SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------
BKB Shares                                    None                                          None
------------------------------------------------------------------------------------------------
Retail A Shares                            5.75%(1)                                      None(2)
------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)




                                         DISTRIBUTION                                 TOTAL FUND
                      MANAGEMENT          AND SERVICE            OTHER                 OPERATING
                            FEES         (12b-1) FEES         EXPENSES                  EXPENSES
------------------------------------------------------------------------------------------------
BKB Shares                 0.75%(3)              None            0.49%(3)                  1.24%(3,4)
------------------------------------------------------------------------------------------------
Retail A Shares            0.75%(3)              None            0.60%                     1.35%(3)
------------------------------------------------------------------------------------------------



(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.64%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) with respect to BKB Shares so that Other expenses for BKB Shares are expected to be 0.30%. Total Fund operating expenses after these waivers are expected to be 0.94% for BKB Shares and 1.24% for Retail A Shares. This fee waiver may be revised or discontinued at any time.


(4) The Adviser and/or its affiliates have agreed to waive fees and reimburse expenses in such amounts as are necessary to ensure that the Total Fund operating expenses for BKB Shares of the Fund do not exceed 0.94% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.



EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:



- you invest $10,000 for the periods shown


- you reinvest all dividends and distributions in the Fund


- you sell all your shares at the end of the periods shown


- your investment has a 5% return each year


- your BKB Shares convert into Retail A Shares on June 26, 2001


- the Fund's operating expenses remain the same.



Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                                        1 YEAR           3 YEARS         5 YEARS        10 YEARS
------------------------------------------------------------------------------------------------
BKB Shares                                $126              $417            $729          $1,614
------------------------------------------------------------------------------------------------
Retail A Shares                           $705              $978          $1,272          $2,105
------------------------------------------------------------------------------------------------


[SIDENOTE]

PORTFOLIO MANAGERS


The Fund's portfolio managers are Theodore E. Ober and Eugene D. Takach. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Ober, who has over 15 years of experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager with the Adviser and its affiliated organizations since 1987. Mr. Takach, who has over 30 years of experience in investment management, research analysis and securities trading, has been a portfolio manager with the Adviser and its affiliated organizations since 1971. Mr. Ober and Mr. Takach have co-managed the Predecessor Fund since it began operations.



50                                                            GALAXY BKB SHARES

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.


The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of a company. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.


The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

[SIDENOTE]
SUB-ADVISER

The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.


GALAXY BKB SHARES                                                            51

GALAXY INTERNATIONAL EQUITY FUND

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.


- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.


- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



52                                                            GALAXY BKB SHARES

GALAXY INTERNATIONAL EQUITY FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund first began issuing BKB Shares on June 19, 2000, so they do not have a long-term performance record. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and BKB shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992        -2.29%
1993        31.62%
1994        -2.54%
1995        11.04%
1996        10.03%
1997        13.59%
1998        21.24%
1999        41.10%
2000       -20.26%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for the Fund's Retail A Shares (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index. The returns for Retail A Shares of the Fund have been restated to include the effect of the maximum 5.75% front-end sales charge on purchases of Retail A Shares made on or after January 1, 2001.



                                                                   SINCE
                                  1 YEAR         5 YEARS       INCEPTION
------------------------------------------------------------------------------------------------
Retail A Shares                  -24.84%           9.95%          9.36%  (12/30/91)
------------------------------------------------------------------------------------------------
MSCI EAFE Index                  -14.17%           7.13%          7.82%  (since 12/31/91)
------------------------------------------------------------------------------------------------


[SIDENOTE]
BEST QUARTER
24.36% for the
quarter ending
December 31, 1999

WORST QUARTER
-14.61% for the
quarter ending
September 30, 1998

[SIDENOTE]
The Morgan Stanley Capital International Europe, Australia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia and the Far East.



GALAXY BKB SHARES                                                            53

GALAXY INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND


The following tables show the fees and expenses you may pay when you buy and hold BKB Shares of the Fund. It is expected that your BKB Shares will convert into Retail A Shares of the Fund on June 26, 2001, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, information is also provided as to the fees and expenses you may pay when you buy and hold Retail A Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                        MAXIMUM SALES CHARGE (LOAD)         MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                 ON PURCHASES SHOWN        SHOWN AS A % OF THE OFFERING PRICE OR
                       AS A % OF THE OFFERING PRICE                SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------------
BKB Shares                                     None                                         None
------------------------------------------------------------------------------------------------
Retail A Shares                            5.75%(1)                                      None(2)
------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)



                                       DISTRIBUTION                                   TOTAL FUND
                        MANAGEMENT      AND SERVICE            OTHER                   OPERATING
                              FEES     (12b-1) FEES          EXPENSES                   EXPENSES
------------------------------------------------------------------------------------------------
BKB Shares                0.87%(3)             None             0.45%                   1.32%(3)
------------------------------------------------------------------------------------------------
Retail A Shares           0.87%(3)             None             0.70%                   1.57%(3)
------------------------------------------------------------------------------------------------



(1) There will be no sales charge imposed on the conversion of BKB Shares into Retail A Shares. Reduced sales charges may be available for certain other investors in Retail A Shares. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.62%. Total Fund operating expenses after Management fee waivers are expected to be 1.07% for BKB Shares and 1.32% for Retail A Shares. These fee waivers may be revised or discontinued at any time; however, the Adviser and/or its affiliates have agreed to waive shareholder servicing fees (that are included in Other expenses) in such amounts as are necessary to limit Total Fund operating expenses for BKB Shares of the Fund to 1.10% until the later of one year from the date of the reorganization of the Boston 1784 Funds into Galaxy or such time as the Board of Trustees of Galaxy votes on the conversion of BKB Shares into Retail A Shares.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year


- your BKB Shares convert into Retail A Shares on June 26, 2001


- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                        1 YEAR           3 YEARS         5 YEARS        10 YEARS
------------------------------------------------------------------------------------------------
BKB Shares                                $134              $471            $832          $1,846
------------------------------------------------------------------------------------------------
Retail A Shares                           $726            $1,042          $1,381          $2,335
------------------------------------------------------------------------------------------------


[SIDENOTE]
PORTFOLIO MANAGERS

The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January of 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August of 1996.


54                                                            GALAXY BKB SHARES

ADDITIONAL INFORMATION ABOUT RISK



The main risks associated with an investment in each of the Galaxy Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions.

For the Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Rhode Island Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund, these investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Money Market Fund, Rhode Island Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund, taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's total assets.

The Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund may hold uninvested cash and invest without limit in money market instruments, including short-term U.S. Government securities.

For the Asset Allocation Fund, Growth and Income Fund, International Equity Fund and Growth Fund II, these investments may include cash, money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity Fund, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers.


This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.



GALAXY BKB SHARES                                                             55

FUND MANAGEMENT



ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records. Prior to the reorganization of the Boston 1784 Funds into Galaxy, Fleet National Bank (formerly known as BankBoston N.A.) served as the investment adviser to each of the Predecessor Funds. Fleet National Bank is a wholly-owned subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser.


The management fees paid to the Adviser and/or Fleet National Bank by the Funds during the fiscal year or period ended October 31, 2000 are set forth below.


                                           MANAGEMENT FEE
                                                AS A % OF
FUND                                   AVERAGE NET ASSETS
---------------------------------------------------------
Money Market Fund                                   0.36%
 .........................................................
U.S. Treasury Money Market Fund                     0.38%
 .........................................................
Tax-Exempt Money Market Fund                        0.38%
 .........................................................
Short-Term Bond Fund                                0.51%
 .........................................................
Intermediate Government Income Fund                 0.55%
 .........................................................
High Quality Bond Fund                              0.55%
 .........................................................
Intermediate Tax-Exempt Bond Fund                   0.63%
 .........................................................
Connecticut Intermediate
Municipal Bond Fund                                 0.63%
 .........................................................
Massachusetts Intermediate
Municipal Bond Fund                                 0.63%
 .........................................................
Rhode Island Municipal Bond Fund                    0.45%
 .........................................................
Asset Allocation Fund                               0.75%
 .........................................................
Growth and Income Fund                              0.75%
 .........................................................
Growth Fund II                                      0.64%
 .........................................................
International Equity Fund                           0.62%
---------------------------------------------------------


During the fiscal year ended May 31, 2000, the Predecessor Funds to the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II paid management fees to Fleet National Bank at the annual rates of 0.68%, 0.67%, 0.67%, and 0.74%, respectively, of average daily net assets.

SUB-ADVISER

The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC as Sub-Adviser. The Sub-Adviser determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with the Sub-Adviser as to the Fund's investment program, approves the list of foreign countries recommended by the Sub-Adviser for investment and manages the Fund's daily cash position. The Sub-Adviser's fees are paid by the Adviser.

The Sub-Adviser has its main office at One International Place, Boston, Massachusetts 02210. The Sub-Adviser is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2000, the Sub-Adviser had discretionary management authority over approximately $17.7 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in the Sub-Adviser.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser (and Sub-Adviser for the International Equity Fund) may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


56                                                             GALAXY BKB SHARES

HOW TO INVEST IN THE FUNDS




Each of the Funds offers BKB Shares only to those shareholders of the Boston 1784 Funds who received BKB Shares of their corresponding Galaxy Fund at the time the Boston 1784 Funds were reorganized into Galaxy. It is expected that BKB Shares of each Fund will convert into Retail A Shares of the same Fund on June 26, 2001, which is the first anniversary of the closing of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto Galaxy's Board of Trustees has determined that such conversion is in the best interest of the holders of BKB Shares. Because of this conversion feature, some information is provided in this prospectus for Retail A Shares of the Funds. The Funds offer Retail A Shares through a separate prospectus.

HOW SALES CHARGES WORK

There is no sales charge (sometimes called a front-end load) when you buy BKB Shares or when your BKB Shares convert into Retail A Shares. Retail A Shares of each Fund, except the Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund (referred to as the Money Market Funds), are sold with a sales charge. However, holders of BKB Shares may purchase Retail A Shares of any of the Funds without incurring the sales charge otherwise applicable on the purchase of Retail A Shares of certain of the Galaxy Funds. When these Retail A Shares are purchased, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver.

RETAIL A SHARES

The tables below show the sales charge applicable to Retail A Shares of the Funds, except the Money Market Funds which are sold without a sales charge. The offering price for Retail A Shares is the NAV of the shares purchased, plus any applicable sales charge.


SHORT-TERM BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, HIGH QUALITY BOND FUND, INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND AND RHODE ISLAND MUNICIPAL BOND FUND:


                               TOTAL SALES CHARGE
                     ----------------------------------
                              AS A % OF       AS A % OF
AMOUNT OF            THE OFFERING PRICE            YOUR
YOUR INVESTMENT               PER SHARE      INVESTMENT
-------------------------------------------------------
Less than $50,000                 4.75%           4.99%
 .......................................................
$50,000 but less
than $100,000                     4.50%           4.71%
 .......................................................
$100,000 but less
than $250,000                     3.50%           3.63%
 .......................................................
$250,000 but less
than $500,000                     2.50%           2.56%
 .......................................................
$500,000 but less
than $1,000,000                   2.00%           2.04%
 .......................................................
$1,000,000 and over            0.00%(1)        0.00%(1)
-------------------------------------------------------



ASSET ALLOCATION FUND, GROWTH AND INCOME FUND, GROWTH FUND II AND INTERNATIONAL EQUITY FUND:


                               TOTAL SALES CHARGE
                     ----------------------------------
                              AS A % OF       AS A % OF
AMOUNT OF            THE OFFERING PRICE            YOUR
YOUR INVESTMENT               PER SHARE      INVESTMENT
-------------------------------------------------------
Less than $50,000                 5.75%           6.10%
 .......................................................
$50,000 but less
than $100,000                     4.50%           4.71%
 .......................................................
$100,000 but less
than $250,000                     3.50%           3.63%
 .......................................................
$250,000 but less
than $500,000                     2.50%           2.56%
 .......................................................
$500,000 but less
than $1,000,000                   2.00%           2.04%
 .......................................................
$1,000,000 and over            0.00%(1)       0.00%(1)
-------------------------------------------------------


(1)There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, a contingent deferred sales charge (sometimes called a back-end load or CDSC) of 1% of the offering price or 1% of the net asset value of the shares, whichever is less, will be charged unless the shares were sold because of the death or disability of the shareholder. Galaxy will waive this 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't actually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 67.

Galaxy's distributor may, from time to time, implement programs under which a

[SIDENOTE]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Funds's assets attributable to BKB Shares or Retail A Shares, minus the value of the Fund's liabilities attributable to BKB Shares or Retail A Shares, divided by the number of BKB Shares or Retail A Shares held by investors.

[SIDENOTE]
SALES CHARGE WAIVERS/DISCOUNT PLANS

Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver or that you want to take advantage of any of the discount plans. See the SAI for additional requirements that apply to the discount plans. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).



GALAXY BKB SHARES                                                             57
broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge on purchases of Retail A Shares if:

-  You buy shares by reinvesting dividends and distributions.

-  You were a Galaxy shareholder before December 1, 1995.

-  You buy shares for a 401(k) or SIMPLE IRA retirement account.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).


- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

- You were a shareholder of the Boston 1784 Funds on the date when the Boston 1784 Funds were reorganized into Galaxy.

DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of any Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when selling Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.


58                                                             GALAXY BKB SHARES

SHAREHOLDER SERVICE FEES

BKB Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's BKB Share assets. The Money Market Funds do not intend to pay more than 0.10%, the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund do not intend to pay more than 0.15%, and the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund do not intend to pay more than 0.30%, respectively, in shareholder service fees with respect to BKB Shares during the current fiscal year.


Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Money Market Funds do not intend to pay more than 0.10%, the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund (referred to as the Bond Funds) do not intend to pay more than 0.15%, and the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund (referred to as the Equity Funds) do not intend to pay more than 0.30%, respectively, in shareholder service fees with respect to Retail A Shares during the current fiscal year.

CONVERSION OF BKB SHARES INTO RETAIL A SHARES

BKB Shares of a Fund will convert into Retail A Shares of the same Fund on June 26, 2001, which is the first anniversary of the reorganization of the Boston 1784 Funds into Galaxy, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interest of the holders of BKB Shares. The conversion of BKB Shares to Retail A Shares will take place at NAV, so that the value of the Retail A Shares you receive in the conversion will be the same as the value of your BKB Shares that were converted.

BUYING, SELLING AND EXCHANGING BKB SHARES

BKB Shares of the Funds are available for purchase only by those shareholders who received BKB Shares in connection with the reorganization of the Boston 1784 Funds into Galaxy.

You may buy and sell BKB Shares of the Funds on any business day, which is any day that the Funds are open for business. The Money Market Funds and Bond Funds are open for business each day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open. The Equity Funds are open for business each day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.


 The price at which you buy shares is the NAV next determined after your order is accepted. The price at which you sell shares is the NAV next determined, after receipt of your order in proper form as described below. NAV is determined on each business day as of 11:00 a.m. Eastern time (for the Money Market Funds only)

[SIDENOTE]
MINIMUM INVESTMENT AMOUNT

You can make additional investments in your BKB Share account for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


GALAXY BKB SHARES                                                             59
and at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time) for each Fund, including the Money Market Funds.


The Money Market Funds' assets are valued at amortized cost, which is approximately equal to market value. For each of the other Funds, if market prices are readily available for securities owned by a Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY BKB SHARES


You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A financial adviser who places orders on your behalf may charge you a separate fee for their services.



If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.



You can also buy shares directly from Galaxy's distributor in any of the following ways:


BUYING BY MAIL

To make additional investments, send a check made payable to each Fund in which you want to invest to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include with your check one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE

To make an additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)



60                                                             GALAXY BKB SHARES

Your bank or other financial institution may charge you a fee for sending funds by wire.

HOW TO SELL BKB SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.


If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. The financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.


You can also sell shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-  The name of the Fund

-  The number of shares or the dollar amount you want to sell

-  Your account number

-  Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.


The sale proceeds must be paid to the same bank and account you named in your written instructions.

[SIDENOTE]
SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-  you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-  you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


GALAXY BKB SHARES                                                             61

EXCHANGE PRIVILEGE

Shareholders may exchange BKB Shares of a Fund having a value of at least $100 for BKB Shares of any other Galaxy Fund. Shareholders won't pay a sales charge for exchanging BKB Shares.

TO EXCHANGE SHARES:

-  ask your financial adviser

- call Galaxy's distributor or use the InvestConnect toll-free voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-  send your request in writing to:
   The Galaxy Fund
   P.O. Box 6520
   Providence, RI 02940-6520


Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.


Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirements.


62                                                             GALAXY BKB SHARES

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Each Money Market Fund and each of the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund declares dividends from net investment income daily and pays them monthly. The Money Market Fund and U.S. Treasury Fund expect that all, or substantially all, of their distributions will consist of ordinary income. It is expected that the annual distributions of the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund will normally - but not always - consist primarily of ordinary income rather than capital gains. It is expected that the annual distributions of the Tax-Exempt Fund, Rhode Island Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund will be mainly income dividends.


The Asset Allocation Fund and Growth and Income Fund pay any dividends from net investment income each quarter. The Growth Fund II generally pays dividends from net investment income on a semi-annual basis. The International Equity Fund pays any dividends from net investment income annually. It's expected that the annual distributions of these Funds will normally - but not always - consist primarily of capital gains rather than ordinary income.

Each of the Funds pays any realized capital gains at least once annually, although the Money Market Funds do not expect to realize net long-term capital gains. Dividends and distributions are paid in cash unless you indicate in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

MONEY MARKET FUND, U.S. TREASURY MONEY MARKET FUND, SHORT-TERM BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, HIGH QUALITY BOND FUND, ASSET ALLOCATION FUND, GROWTH AND INCOME FUND, GROWTH FUND II AND INTERNATIONAL EQUITY FUND

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.


TAX-EXEMPT MONEY MARKET FUND, INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND RHODE ISLAND MUNICIPAL BOND FUND


Distributions by these Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income


GALAXY BKB SHARES                                                             63
tax purposes. It is possible depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains. The Tax-Exempt Fund does not expect that this will be the case.


If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


You should note that a portion of the exempt-interest dividends paid by one or both of these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


ALL FUNDS

You should note that if you purchase shares just before a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the shares is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.


STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply in some instances however to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends generally will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal


64                                                             GALAXY BKB SHARES
securities in which each Fund primarily invests will be subject to the particular state's taxes. However, with respect to the Connecticut Intermediate Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.



MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



GALAXY BKB SHARES                                                             65

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS

BKB Shares of the Funds (except for the Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond
Fund) are available for purchase in connection with any of the following retirement plans:


- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.

- Simplified Employee Pension Plans (SEPs).

- Keogh money purchase and profit sharing plans.

- Salary reduction retirement plans set up by employers for their employees, which are qualified under Section 401(k) and 403(b) of the Internal Revenue Code.

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


OTHER PROGRAMS

It's also easy to buy or sell BKB Shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).



AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 per quarter.


PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.


COLLEGE INVESTMENT PROGRAM


The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.


CHECKWRITING


The Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund offer the checkwriting privilege. You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) to obtain a signature card. There is no limit on the number of checks you can write each month, although each


66                                                             GALAXY BKB SHARES
check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your investment account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by notifying your financial adviser or writing to Galaxy at:


The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.



GALAXY BKB SHARES                                                             67

HOW TO REACH GALAXY



THROUGH YOUR FINANCIAL ADVISER


Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.



GALAXY SHAREHOLDER SERVICES
Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.


INVESTCONNECT
InvestConnect is Galaxy's shareholder voice response system. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.


If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET
Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]
HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week




68                                                             GALAXY BKB SHARES

FINANCIAL HIGHLIGHTS


The financial highlights tables shown below will help you understand the financial performance for the Funds' BKB Shares and Retail A Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first issued). Certain information reflects the financial performance of a single BKB Share and Retail A Share. The total returns in the tables represent the rate that an investor would have earned
(or lost) on an investment in BKB Shares and Retail A Shares of each Fund, assuming all dividends and distributions were reinvested. The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II commenced operations as separate portfolios (the Predeccessor Funds) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, each Predecessor Fund offered and sold a single class of shares. In connection with the reorganization shareholders of the Predecessor Funds exchanged their shares for Trust Shares and BKB Shares of the Funds. Shareholders of the Predecessor Funds who purchased their shares through an investment management, trust, custody or other agency relationship with Bank Boston N.A. received Trust
Shares of the Funds.


The information in the financial highlights tables for the fiscal years or periods ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Reports dated October 31, 2000 and are incorporated by reference into the SAI. The information for the fiscal years ended October 31, 1996, 1997 and 1998 was audited by Galaxy's former auditors. The information with regard to the Predecessor Funds for the fiscal years ended May 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Funds' former auditors, PricewaterhouseCoopers LLP, whose report dated July 17, 2000 is also incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.



GALAXY MONEY MARKET FUND


(For a share outstanding throughout each period)



                                                 PERIOD ENDED
                                                  OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                -------------  --------------------------------------------------------------------
                                                    2000(1)        2000          1999          1998          1997          1996
                                                -------------  ------------  ------------  ------------  ------------  ------------
                                                  BKB SHARES                              RETAIL A SHARES
---------------------------------------------   -------------  ------------  ------------------------------------------------------
Net asset value, beginning of period                $1.00            $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                          0.02             0.06          0.04          0.05          0.05          0.05
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS:
   Dividends from net investment Income             (0.02)           (0.06)        (0.04)        (0.05)        (0.05)        (0.05)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value              -                -             -             -             -             -
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of period                      $1.00            $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total return                                         2.26%(4)         5.77%         4.54%         5.04%         4.93%         4.78%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)             $120,778       $2,785,840    $2,434,662    $2,139,213    $1,877,889    $1,159,312
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
RATIOS TO AVERAGE NET ASSETS:
Net investment income including
reimbursement/waiver                                 5.67%(3)         5.65%         4.45%         4.94%         4.85%         4.67%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses including
   reimbursement/waiver                              0.61%(3)         0.63%         0.65%         0.67%         0.69%         0.77%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses excluding
   reimbursement/waiver                              0.65%(3)         0.69%         0.69%         0.71%         0.73%         0.80%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.02. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.06,
    $0.04, $0.05, $0.05, and $0.05, respectively.


(3) Annualized.


(4) Not annualized.



GALAXY BKB SHARES                                                             69

GALAXY U.S. TREASURY MONEY MARKET FUND
(For a share outstanding throughout each period)


                                                 PERIOD ENDED
                                                  OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                -------------  --------------------------------------------------------------------
                                                    2000(1)        2000          1999          1998          1997          1996
                                                -------------  ------------  ------------  ------------  ------------  ------------
                                                  BKB SHARES                              RETAIL A SHARES
---------------------------------------------   -------------  ------------  ------------------------------------------------------
Net asset value, beginning of period                $1.00          $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                          0.02           0.05          0.04          0.05          0.05          0.05
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS:
   Dividends from net investment income             (0.02)         (0.05)        (0.04)        (0.05)        (0.05)        (0.05)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value              -              -             -             -             -             -
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of period                      $1.00          $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total return                                         2.07%(4)       5.26%         4.14%         4.73%         4.67%         4.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)             $244,750       $544,741      $584,364      $559,053      $585,969      $443,230
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                              5.19%(3)       5.17%         4.06%         4.63%         4.58%         4.53%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses including
   reimbursement/waiver                              0.63%(3)       0.65%         0.67%         0.68%         0.69%         0.69%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses excluding
   reimbursement/waiver                              0.63%(3)       0.65%         0.67%         0.68%         0.70%         0.69%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before waiver/reimbursement of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.02. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.05,
    $0.04, $0.05, $0.05 and $0.05, respectively.


(3) Annualized.


(4) Not annualized.



70                                                             GALAXY BKB SHARES

GALAXY TAX-EXEMPT MONEY MARKET FUND
(For a share outstanding throughout each period)


                                                 PERIOD ENDED
                                                  OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                -------------  --------------------------------------------------------------------
                                                    2000(1)        2000          1999          1998          1997          1996
                                                -------------  ------------  ------------  ------------  ------------  ------------
                                                  BKB SHARES                              RETAIL A SHARES
---------------------------------------------   -------------  ------------  ------------------------------------------------------
Net asset value, beginning of period                 $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                           0.01          0.03          0.02          0.03          0.03          0.03
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS:
   Dividends from net investment income              (0.01)        (0.03)        (0.02)        (0.03)        (0.03)        (0.03)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value              -              -             -             -             -             -
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of period                      $1.00          $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total return                                         1.36%(4)       3.33%         2.53%         2.89%         2.95%         2.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $83,916       $215,914      $160,057      $164,340      $151,907      $117,548
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                              3.46%(3)       3.39%         2.51%         2.85%         2.92%         2.78%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses including
   reimbursement/waiver                              0.55%(3)       0.62%         0.66%         0.67%         0.68%         0.68%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses excluding
   reimbursement/waiver                              0.57%(3)       0.64%         0.66%         0.67%         0.69%         0.69%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.01. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.03,
    $0.02, $0.03, $0.03 and $0.03, respectively.


(3) Annualized.


(4) Not annualized.



GALAXY BKB SHARES                                                             71

GALAXY SHORT-TERM BOND FUND
(For a share outstanding throughout each period)


                                                 PERIOD ENDED
                                                  OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                -------------  --------------------------------------------------------------------
                                                    2000(1)        2000          1999          1998          1997          1996
                                                -------------  ------------  ------------  ------------  ------------  ------------
                                                  BKB SHARES                              RETAIL A SHARES
---------------------------------------------   -------------  --------------------------------------------------------------------
Net asset value, beginning of period                $9.78          $9.86        $10.10        $10.01         $9.99        $10.06
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                          0.20(3)        0.52(3)       0.49          0.51          0.53          0.52
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Net realized and unrealized gain
   (loss) on investments                             0.08           0.03         (0.25)         0.11          0.02         (0.07)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total from investment operations                     0.28           0.55          0.24          0.62          0.55          0.45
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS:
   Dividends from net investment income             (0.20)         (0.55)        (0.48)        (0.53)        (0.53)        (0.52)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total dividends                                     (0.20)         (0.55)        (0.48)        (0.53)        (0.53)        (0.52)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value           0.08              -         (0.24)         0.09          0.02         (0.07)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of period                      $9.86          $9.86         $9.86        $10.10        $10.01         $9.99
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total return(4)                                      2.94%(6)       5.76%         2.43%         6.42%         5.64%         4.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $19,198        $20,394       $24,653       $29,067       $27,961       $33,388
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                              5.54%(5)       5.31%         4.86%         5.07%         5.29%         5.22%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses including
   reimbursement/waiver                              0.83%(5)       1.06%         1.10%         1.11%         1.00%         1.11%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses excluding
   reimbursement/waiver                              1.23%(5)       1.29%         1.30%         1.31%         1.21%         1.35%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Portfolio turnover rate                               110%(6)        110%          151%          133%          173%          214%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.19. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.50,
    $0.47, $0.49, $0.51 and $0.50, respectively.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4) Calculation does not include the effect of any sales charge.


(5) Annualized.


(6) Not annualized.



72                                                             GALAXY BKB SHARES

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
(For a share outstanding throughout each period)


                                                 PERIOD ENDED
                                                  OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                -------------  --------------------------------------------------------------------
                                                    2000(1)        2000          1999          1998          1997          1996
                                                -------------  ------------  ------------  ------------  ------------  ------------
                                                  BKB SHARES                              RETAIL A SHARES
---------------------------------------------   -------------  --------------------------------------------------------------------
Net asset value, beginning of period                $9.84          $9.86        $10.50        $10.18        $10.06        $10.28
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                          0.21(3)        0.55(3)       0.54          0.57          0.59          0.57
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Net realized and unrealized gain
   (loss) on investments                             0.11           0.11         (0.65)         0.34          0.12         (0.22)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total from investment operations                     0.32           0.66         (0.11)         0.91          0.71          0.35
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS:
   Dividends from net investment income             (0.21)         (0.57)        (0.53)        (0.59)        (0.59)        (0.57)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total dividends                                     (0.21)         (0.57)        (0.53)        (0.59)        (0.59)        (0.57)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value           0.11           0.09         (0.64)         0.32          0.12         (0.22)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of period                      $9.95          $9.95         $9.86        $10.50        $10.18        $10.06
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total return(4)                                      3.30%(6)       7.01%        (1.11)%        9.22%         7.33%         3.58%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $12,453        $47,548       $56,454       $66,865       $65,626       $79,741
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                              5.83%(5)       5.63%         5.28%         5.49%         5.90%        5.69%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses including
   reimbursement/waiver                              0.81%(5)       0.97%         0.97%         1.01%         1.02%        1.04%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses excluding
   reimbursement/waiver                              1.05%(5)       1.18%         1.17%         1.21%         1.22%        1.24%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Portfolio turnover rate                                99%            99%          184%          205%          128%         235%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.22. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.58,
    $0.52, $0.55, $0.57 and $0.55, respectively.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4) Calculation does not include the effect of any sales charge.


(5) Annualized.


(6) Not annualized.



GALAXY BKB SHARES                                                             73

GALAXY HIGH QUALITY BOND FUND
(For a share outstanding throughout each period)


                                                 PERIOD ENDED
                                                  OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                -------------  --------------------------------------------------------------------
                                                    2000(1)        2000          1999          1998          1997          1996
                                                -------------  ------------  ------------  ------------  ------------  ------------
                                                  BKB SHARES                              RETAIL A SHARES
---------------------------------------------   -------------  --------------------------------------------------------------------
Net asset value, beginning of period               $10.23         $10.25        $11.20        $10.70        $10.47        $10.63
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                          0.23           0.59          0.57          0.58          0.60          0.59
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Net realized and unrealized gain (loss)
   on investments                                    0.12           0.11         (0.86)         0.50          0.23         (0.16)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total from investment operations                     0.35           0.70         (0.29)         1.08          0.83          0.43
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
LESS DIVIDENDS:
   Dividends from net investment income             (0.23)         (0.60)        (0.57)        (0.58)        (0.60)        (0.59)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Dividends from net realized capital gains            -              -         (0.09)            -             -             -
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total dividends                                     (0.23)         (0.60)        (0.66)        (0.58)        (0.60)        (0.59)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value           0.12           0.10         (0.95)         0.50          0.23         (0.16)
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Net asset value, end of period                     $10.35         $10.35        $10.25        $11.20        $10.70        $10.47
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Total return(3)                                      3.43%(5)       7.04%        (2.66)%       10.35%         8.22%         4.24%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)               $7,625        $33,429       $42,906       $45,879       $27,950       $30,984
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                              5.97%(4)       5.76%         5.32%         5.30%         5.73%         5.66%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses including
   Reimbursement/waiver                              0.80%(4)       1.01%         0.99%         1.00%         1.01%         1.07%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
   Operating expenses excluding
   Reimbursement/waiver                              1.09%(4)       1.23%         1.20%         1.20%         1.21%         1.28%
---------------------------------------------   -------------  ------------  ------------  ------------  ------------  ------------
Portfolio turnover rate                               104%(5)        104%          226%          253%          182%          163%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.35. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.56,
    $0.55, $0.56, $0.58 and $0.57, respectively.


(3) Calculation does not include the effect of any sales charge.


(4) Annualized.


(5) Not annualized.



74                                                             GALAXY BKB SHARES

GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
(For a share outstanding throughout each period)


                                              JUNE 26, 2000  JUNE 1, 2000
                                                 THROUGH       THROUGH
                                               OCTOBER 31,    OCTOBER 31,                    YEARS ENDED MAY 31,
                                            ---------------  ------------  ---------------------------------------------------------
                                                 2000(1)        2000(2)       2000        1999        1998        1997       1996
                                            ---------------  ------------  ----------  ---------   ----------  ---------- ----------
                                            RETAIL A SHARES   BKB SHARES                           BKB SHARES
                                            ---------------  ------------  ---------------------------------------------------------
Net asset value, beginning of period             $9.82          $9.60        $10.33      $10.52      $10.18       $9.99      $10.14
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(3)                       0.15(4)        0.18(4)       0.44        0.45        0.48        0.50        0.51
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Net realized and unrealized gain (loss)
   on investments                                 0.19           0.41         (0.62)      (0.01)       0.44        0.19       (0.09)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total from investment operations                  0.34           0.59         (0.18)       0.44        0.92        0.69        0.42

LESS DIVIDENDS:
   Dividends from net investment income          (0.15)         (0.18)        (0.44)      (0.45)      (0.48)      (0.50)      (0.51)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Dividends from capital gains                      -              -         (0.11)      (0.18)      (0.10)       -          (0.06)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total dividends                                  (0.15)         (0.18)        (0.55)      (0.63)      (0.58)      (0.50)      (0.57)

Net increase (decrease) in net asset value        0.19           0.41         (0.73)      (0.19)       0.34        0.19       (0.15)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Net asset value, end of period                  $10.01         $10.01         $9.60      $10.33      $10.52      $10.18       $9.99
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total return(5)                                   3.24%(7)       6.17%(7)     (1.70)%      4.24%       9.24%       7.74%       4.31%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $1        $16,721      $296,711    $356,995    $303,578    $250,526    $196,787
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                           4.21%(6)       4.36%(6)      4.50%       4.31%       4.62%       4.92%       4.90%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Operating expenses including
   reimbursement/waiver                           0.94%(6)       0.79%(6)      0.80%       0.80%       0.80%       0.80%       0.79%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Operating expenses excluding
   reimbursement/waiver                           1.69%(6)       0.96%(6)      1.11%       1.11%       1.12%       1.17%       1.21%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Portfolio turnover rate                             38%(7)         38%(7)        48%         69%         34%         33%         37%


(1) The Fund began offering Retail A Shares on June 26, 2000.


(2) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds.On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund.


(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.17(4). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2000 was $0.13(4).


(4) The related per share data was calculated using the weighted average shares outstanding method for the period.


(5) Calculation does not include the effect of any sales charge for Retail A Shares.


(6) Annualized.


(7) Not annualized.



GALAXY BKB SHARES                                                             75

GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
(For a share outstanding throughout each period)


                                              JUNE 26, 2000  JUNE 1, 2000
                                                 THROUGH       THROUGH
                                               OCTOBER 31,    OCTOBER 31,                    YEARS ENDED MAY 31,
                                            ---------------  ------------  ---------------------------------------------------------
                                                 2000(1)        2000(2)       2000        1999        1998        1997       1996
                                            ---------------  ------------  ----------  ---------   ----------  ---------- ----------
                                            RETAIL A SHARES   BKB SHARES                           BKB SHARES
                                            ---------------  ------------  ---------------------------------------------------------
Net asset value, beginning of period             $10.22         $10.00        $10.67      $10.81      $10.38      $10.17     $10.27
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(3)                        0.15(4)        0.19(4)       0.46        0.48        0.50        0.51       0.53
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Net realized and unrealized gain (loss)
   on investments                                  0.19           0.41         (0.62)      (0.08)       0.45        0.21      (0.10)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total from investment operations                   0.34           0.60         (0.16)       0.40        0.95        0.72       0.43

LESS DIVIDENDS:
   Dividends from net investment income           (0.15)         (0.19)        (0.46)      (0.48)      (0.50)      (0.51)     (0.53)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Dividends from net realized capital
   gains                                              -              -         (0.05)      (0.06)      (0.02)          -          -
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total dividends                                   (0.15)         (0.19)        (0.51)      (0.54)      (0.52)      (0.51)     (0.53)

Net increase (decrease) in net asset value         0.19           0.41         (0.67)      (0.14)       0.43        0.21      (0.10)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Net asset value, end of period                   $10.41         $10.41        $10.00      $10.67      $10.81      $10.38     $10.17
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total return(5)                                    3.23%(7)       6.01%(7)     (1.45)%      3.72%       9.29%       7.26%      4.20%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $66        $30,187      $148,902    $187,725    $142,107    $103,104    $81,441
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                            4.20%(6)       4.35%(6)      4.52%       4.37%       4.66%       4.94%      5.02%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Operating expenses including
   reimbursement/waiver                            0.95%(6)       0.80%(6)      0.80%       0.80%       0.80%       0.76%      0.75%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Operating expenses excluding
   reimbursement/waiver                            1.37%(6)       0.99%(6)      1.12%       1.12%       1.14%       1.17%      1.29%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Portfolio turnover rate                              30%(7)         30%(7)        30%         19%         17%          4%        20%


(1) The Fund began offering Retail A Shares on June 26, 2000.


(2) The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund.


(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.18(4). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2000 was $0.14(4).


(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(5) Calculation does not include the effect of any sales charge for Retail A Shares.


(6) Annualized.


(7) Not annualized.


76                                                             GALAXY BKB SHARES

GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
(For a share outstanding throughout each period)


                                              JUNE 26, 2000  JUNE 1, 2000
                                                 THROUGH       THROUGH
                                               OCTOBER 31,    OCTOBER 31,                    YEARS ENDED MAY 31,
                                            ---------------  ------------  ---------------------------------------------------------
                                                 2000(1)        2000(2)       2000        1999        1998        1997       1996
                                            ---------------  ------------  ----------  ---------   ----------  ---------- ----------
                                            RETAIL A SHARES   BKB SHARES                           BKB SHARES
                                            ---------------  ------------  ---------------------------------------------------------
Net asset value, beginning of period             $10.00         $9.78        $10.39      $10.42      $10.01       $9.78      $9.90
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(3)                        0.15(4)       0.18(4)       0.45        0.45        0.47        0.47       0.48
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Net realized and unrealized gain (loss)
   on investments                                  0.18          0.40         (0.61)      (0.03)       0.41        0.23      (0.12)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total from investment operations                   0.33          0.58         (0.16)       0.42        0.88        0.70       0.36

LESS DIVIDENDS:
   Dividends from net investment income           (0.15)        (0.18)        (0.45)      (0.45)      (0.47)      (0.47)     (0.48)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total dividends                                   (0.15)        (0.18)        (0.45)      (0.45)      (0.47)      (0.47)     (0.48)

Net increase (decrease) in net asset value         0.18          0.40         (0.61)      (0.03)       0.41        0.23      (0.12)
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Net asset value, end of period                   $10.18        $10.18         $9.78      $10.39      $10.42      $10.01      $9.78
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Total return(5)                                    3.36%(7)      5.98%(7)     (1.51)%      4.10%       8.91%       7.30%      3.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)             $1,345       $54,702      $231,140    $267,871    $206,137    $147,459   $106,619
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                            4.20%(6)      4.33%(6)      4.52%       4.32%       4.54%       4.74%      4.73%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Operating expenses including
   reimbursement/waiver                            0.93%(6)      0.80%(6)      0.80%       0.80%       0.80%       0.79%      0.80%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
   Operating expenses excluding
   reimbursement/waiver                            1.09%(6)      1.00%(6)      1.12%       1.12%       1.14%       1.18%      1.28%
------------------------------------------- ---------------  ------------  ----------  ----------  ---------- ----------- ----------
Portfolio turnover rate                              20%(7)        20%(7)        11%          9%          6%          9%        47%


(1) The Fund began offering Retail A Shares on June 26, 2000.


(2) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund.


(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.17(4). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2000 was $0.15(4).


(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(5) Calculation does not include the effect of any sales charge for Retail A Shares.


(6) Annualized.


(7) Not annualized.


GALAXY BKB SHARES                                                             77

GALAXY RHODE ISLAND MUNICIPAL BOND FUND
(For a share outstanding throughout each period)


                                                      PERIOD ENDED
                                                       OCTOBER 31,                    YEARS ENDED OCTOBER 31,
                                                     --------------  ----------------------------------------------------------
                                                         2000(1)        2000        1999        1998        1997        1996
                                                     --------------  ----------  ----------  ----------  ----------  ----------
                                                       BKB SHARES                          RETAIL A SHARES
--------------------------------------------------   --------------  ----------------------------------------------------------
Net asset value, beginning of period                     $10.53        $10.36      $11.18      $10.91      $10.65      $10.67
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                0.18(3)       0.48(3)     0.48        0.50        0.48        0.51
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Net realized and unrealized gain (loss)
   on investments                                          0.22          0.39       (0.77)       0.29        0.32        0.03
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total from investment operations                           0.40          0.87       (0.29)       0.79        0.80        0.54

LESS DIVIDENDS:
   Dividends from net investment Income                   (0.18)(3)     (0.48)      (0.48)      (0.50)      (0.50)      (0.51)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Dividends from net realized capital gains                  -             -       (0.05)      (0.02)      (0.04)      (0.05)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total dividends                                           (0.18)        (0.48)      (0.53)      (0.52)      (0.54)      (0.56)

Net increase (decrease) in net asset value                 0.22          0.39       (0.82)       0.27        0.26       (0.02)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                           $10.75        $10.75      $10.36      $11.18      $10.91      $10.65
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total return(4)                                            3.81%(6)      8.65%      (2.73)%      7.35%       7.78%       5.22%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                    $10,399       $26,023     $19,833     $20,210     $17,134     $14,900
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                    4.58%(5)      4.58%       4.41%       4.52%       4.50%       4.78%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                    0.73%(5)      0.73%       0.80%       0.81%       0.83%       0.77%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                    1.06%(5)      1.06%       1.20%       1.23%       1.34%       1.34%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Portfolio turnover rate                                      43%(6)        43%         34%         41%         19%         13%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.17. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.45,
    $0.44 $0.45, $0.43 and $0.45, respectively.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4) Calculation does not include the effect of any sales charge.


(5) Annualized.


(6) Not annualized.



78                                                             GALAXY BKB SHARES

GALAXY ASSET ALLOCATION FUND
(For a share outstanding throughout each period)


                                                      PERIOD ENDED
                                                       OCTOBER 31,                    YEARS ENDED OCTOBER 31,
                                                     --------------  ----------------------------------------------------------
                                                         2000(1)        2000        1999        1998        1997        1996
                                                     --------------  ----------  ----------  ----------  ----------  ----------
                                                       BKB SHARES                          RETAIL A SHARES
                                                     --------------  ----------------------------------------------------------
Net asset value, beginning of period                     $18.70        $17.74       $16.95      $16.46      $14.52      $12.82
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                0.17(3)       0.37(3)      0.37        0.38        0.40        0.30
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Net realized and unrealized gain
   (loss) on investments                                   0.01          1.36         1.21        1.72        2.43        1.83
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total from investment operations                           0.18          1.73         1.58        2.10        2.83        2.13
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS:
   Dividends from net investment income                   (0.11)        (0.37)       (0.36)      (0.40)      (0.38)      (0.30)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Dividends from net realized capital gains                  -         (0.31)       (0.43)      (1.21)      (0.51)      (0.13)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Total dividends                                        (0.11)        (0.68)       (0.79)      (1.61)      (0.89)      (0.43)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value                 0.07          1.05         0.79        0.49        1.94        1.70
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                           $18.77        $18.79       $17.74      $16.95      $16.46      $14.52
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total return(4)                                            0.96%(6)      9.98%        9.53%      13.85%      20.23%      16.92%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                    $23,642      $371,590     $389,077    $323,498    $177,239    $116,852
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                    2.33%(5)      2.01%        2.11%       2.43%       2.66%       2.29%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                    0.97%(5)      1.29%        1.32%       1.33%       1.37%       1.42%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                    1.10%(5)      1.29%        1.32%       1.33%       1.37%       1.42%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Portfolio turnover rate                                      59%           59%         135%        108%         58%         48%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.16(3). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.37(3), $0.37, $0.38, $0.40 and $0.30, respectively.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4) Calculation does not include the effect of any sales charge.


(5) Annualized.


(6) Not annualized.



GALAXY BKB SHARES                                                             79

GALAXY GROWTH AND INCOME FUND
(For a share outstanding throughout each period)


                                                      PERIOD ENDED
                                                       OCTOBER 31,                    YEARS ENDED OCTOBER 31,
                                                     --------------  ----------------------------------------------------------
                                                         2000(1)        2000        1999        1998        1997         1996(2)
                                                     --------------  ----------  ----------  ----------  ----------  ----------
                                                       BKB SHARES                          RETAIL A SHARES
                                                     --------------  ----------------------------------------------------------
Net asset value, beginning of period                     $16.05        $15.98     $14.87        $16.24      $13.78     $12.35
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(3)                                0.03          0.02       0.08(5)       0.12        0.18       0.21
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Net realized and unrealized gain on investments         0.36          1.33        2.02         1.32        3.67       2.16
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total from investment operations                           0.39          1.35        2.10         1.44        3.85       2.37
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS:
   Dividends from net investment income                   (0.01)        (0.05)      (0.08)       (0.13)      (0.20)     (0.21)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Dividends in excess of net investment income               -(4)          -(4)        -            -           -          -
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Dividends from net realized gains                          -         (0.91)      (0.91)       (2.68)      (1.19)     (0.73)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Total dividends                                        (0.01)        (0.96)      (0.99)       (2.81)      (1.39)     (0.94)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value                 0.38          0.39        1.11        (1.37)       2.46       1.43
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                           $16.43        $16.37      $15.98       $14.87      $16.24     $13.78
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total return(6)                                            2.43%(8)      9.06%      14.56%        9.93%      30.10%     20.25%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                   $137,484      $217,423    $232,110     $214,110    $141,884    $77,776
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                    0.50%(7)      0.16%       0.53%        0.75%       1.18%      1.65%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                    0.92%(7)      1.28%       1.28%        1.28%       1.27%      1.34%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                    1.10%(7)      1.37%       1.38%        1.35%       1.45%      1.45%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Portfolio turnover rate                                      42%           42%         20%          38%         93%        59%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.


(3) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.02. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.01,
    $0.07, $0.10, $0.18 and $0.19, respectively.


(4) Dividends in excess of net investment income per share were less than $0.005.


(5) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(6) Calculation does not include the effect of any sales charge.


(7) Annualized.


(8) Not annualized.



80                                                             GALAXY BKB SHARES

GALAXY GROWTH FUND II
(For a share outstanding throughout each period)


                                           JUNE 26, 2000  JUNE 1, 2000                                                    PERIOD
                                              THROUGH       THROUGH                                                        ENDED
                                            OCTOBER 31,    OCTOBER 31,                    YEARS ENDED MAY 31,             MAY 31,
                                         ---------------  ------------  ------------------------------------------------------------
                                              2000(1)        2000(2)       2000        1999        1998        1997       1996(3)
                                         ---------------  ------------  ----------  ---------   ----------  ---------- -------------
                                         RETAIL A SHARES   BKB SHARES                           BKB SHARES              BKB SHARES
                                         ---------------  ------------  ---------------------------------------------- -------------
Net asset value, beginning of period        $13.47          $12.72         $12.06      $12.93      $12.20      $11.27     $10.00
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(4)                  (0.04)(5)       (0.02)(5)      (0.06)      (0.08)      (0.05)       0.02       0.02
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
   Net realized and unrealized gain
   (loss) on investments                      1.25            2.00           8.72       (0.41)       1.59        0.96       1.25
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
Total from investment operations              1.21            1.98           8.66       (0.49)       1.54        0.98       1.27
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
LESS DIVIDENDS:
   Dividends from net investment
   Income                                        -               -              -           -           -       (0.05)         -
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
   Dividends from net realized
   capital gains                                 -               -          (8.00)      (0.38)      (0.81)          -          -
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
Total dividends                                  -               -          (8.00)      (0.38)      (0.81)      (0.05)         -
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
Net increase (decrease) in net asset
   value                                      1.21            1.98           0.66       (0.87)       0.73        0.93       1.27
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
Net asset value, end of period              $14.68          $14.70         $12.72      $12.06      $12.93      $12.20     $11.27
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
Total return(6)                               8.91%(8)       15.57%(8)      65.97%      (3.54)%     12.64%       8.77%     12.70%(8)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $1,638         $58,844       $185,556    $185,476    $257,550    $261,487    $46,026
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                      (0.65)%(7)      (0.36)%(7)     (0.33)%     (0.39)%     (0.35)%      0.17%      1.75%(7)
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
   Operating expenses including
   reimbursement/waiver                       1.23%(7)        0.94%(7)       0.88%       0.93%       0.91%       0.77%      0.20%(7)
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
   Operating expenses excluding
   reimbursement/waiver                       1.35%(7)        1.24%(7)       1.13%       1.18%       1.16%       1.15%      1.73%(7)
---------------------------------------  ---------------  ------------  ----------  ---------   ----------  ---------- -------------
Portfolio turnover rate                         28%(8)          28%(8)         79%         61%         49%         57%         0%(8)


(1) The Fund began offering Retail A Shares on June 26, 2000.


(2) The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund.


(3) The Fund commenced operations on March 28, 1996.


(4) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the period ended October 31, 2000 was $(0.04)(4). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $(0.02)(4).


(5) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(6) Calculation does not include the effect of any sales charge for Retail A Shares.


(7) Annualized.


(8) Not annualized.


GALAXY BKB SHARES                                                             81

GALAXY INTERNATIONAL EQUITY FUND
(For a share outstanding throughout each period)


                                                      PERIOD ENDED
                                                       OCTOBER 31,                    YEARS ENDED OCTOBER 31,
                                                     --------------  ----------------------------------------------------------
                                                         2000(1)        2000        1999        1998        1997        1996
                                                     --------------  ----------  ----------  ----------  ----------  ----------
                                                       BKB SHARES                          RETAIL A SHARES
                                                     --------------  ----------------------------------------------------------
Net asset value, beginning of period                    $22.56        $20.86       $16.75      $15.18      $13.94     $12.92
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                               0.17(3)       0.41(3)      0.01(3)     0.07        0.01       0.11
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Net realized and unrealized gain
   (loss) on investments                                 (3.01)        (0.59)        4.72        1.93        2.09       1.27
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total from investment operations                         (2.84)        (0.18)        4.73        2.00        2.10       1.38
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS:
   Dividends from net investment Income                      -         (0.05)       (0.05)      (0.07)      (0.18)     (0.12)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Dividends from net realized capital gains                 -         (1.19)       (0.57)      (0.36)      (0.68)     (0.24)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total dividends                                              -         (1.24)       (0.62)      (0.43)      (0.86)     (0.36)
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value               (2.84)        (1.42)        4.11        1.57        1.24       1.02
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                          $19.72        $19.44       $20.86      $16.75      $15.18     $13.94
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Total return(4)                                         (12.59)%(6)    (1.49)%      29.04%      13.64%      15.88%     10.86%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                   $25,807        $120,351    $89,327     $66,541     $56,592    $35,144
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                   2.08%(5)        1.83%      0.03%       0.39%       0.03%      0.78%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                   1.07%(5)        1.32%      1.48%       1.48%       1.60%      1.70%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                   1.32%(5)        1.57%      1.73%       1.73%       1.85%      1.98%
--------------------------------------------------   --------------  ----------  ----------  ----------  ----------  ----------
Portfolio turnover rate                                     50%             50%        45%         49%         45%       146%


(1) The Fund began issuing BKB Shares on June 19, 2000.


(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.15(3). Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.35(3), $(0.04), $0.03, $(0.01) and $0.07, respectively.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.


(4) Calculation does not include the effect of any sales charge.


(5) Annualized.


(6) Not annualized.



82                                                             GALAXY BKB SHARES

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling GALAXY AT 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520


If you buy your shares through a financial adviser, you may contact your financial adviser for more information.


You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC'S Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to SEC'S e-mail address at publicinfo@sec.gov.




Galaxy's Investment Company Act File No. is
811-4636.


PROGALBKB 3/1/01

[GRAPHIC]

GALAXY TAXABLE BOND FUNDS

THE GALAXY FUND

PROSPECTUS
February 28, 2001

GALAXY SHORT-TERM BOND FUND

GALAXY INTERMEDIATE GOVERNMENT
INCOME FUND

GALAXY HIGH QUALITY BOND FUND

RETAIL A SHARES AND RETAIL B SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



                                                             [GALAXY FUNDS LOGO]

CONTENTS

 1    RISK/RETURN SUMMARY

 1    Introduction

 2    Galaxy Short-Term Bond Fund

 7    Galaxy Intermediate
      Government Income Fund


12    Galaxy High Quality Bond Fund


17    Additional information about risk


18    Investor guidelines


19    FUND MANAGEMENT


20    HOW TO INVEST IN THE FUNDS


20    How sales charges work


22    Buying, selling and exchanging shares


22      HOW TO BUY SHARES


24      HOW TO SELL SHARES


25      HOW TO EXCHANGE SHARES


25      OTHER TRANSACTION POLICIES


26    DIVIDENDS, DISTRIBUTIONS AND TAXES


27    GALAXY INVESTOR PROGRAMS


27    Retirement plans


27    Other programs


28    HOW TO REACH GALAXY


30    FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Taxable Bond Funds. Each Fund invests primarily in debt obligations, such as bonds, notes and commercial paper.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you. On page 18, you'll find a table that provides a general guide to help you decide which of the Galaxy Taxable Bond Funds is best suited to you.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.


GALAXY TAXABLE BOND FUNDS                                                      1

GALAXY SHORT-TERM BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be less than three years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

[SIDENOTE]

PRESERVATION OF CAPITAL

Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[SIDENOTE]

DEBT OBLIGATIONS

When a Fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.


2                                                      GALAXY TAXABLE BOND FUNDS

GALAXY SHORT-TERM BOND FUND

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

[SIDENOTE]

AVERAGE WEIGHTED MATURITY

Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.

[SIDENOTE]

DURATION

Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity, which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.


GALAXY TAXABLE BOND FUNDS                                                      3

GALAXY SHORT-TERM BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1992         5.81%
1993         6.41%
1994        -0.37%
1995        10.96%
1996         3.38%
1997         5.68%
1998         6.07%
1999         2.33%
2000         7.48%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to a broad-based market index.


                                                                               SINCE
                                              1 YEAR         5 YEARS       INCEPTION
-----------------------------------------------------------------------------------------------------
Retail A Shares(1)                             2.35%           3.95%           4.69% (12/30/91)
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                             1.72%              --           4.26% (3/4/96)
-----------------------------------------------------------------------------------------------------
Retail B Shares(3)                             1.72%              --           3.91% (3/4/96)
-----------------------------------------------------------------------------------------------------
Lehman Brothers One to Three Year
Government Bond Index                          8.17%           5.95%           5.83% (since 12/31/91)
                                                                               6.17% (since 2/29/96)
-----------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 21.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 21.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
4.14% for the
quarter ending
September 30,
1992

WORST QUARTER
-0.72% for the
quarter ending
March 31, 1994

[SIDENOTE]

The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.


4                                                      GALAXY TAXABLE BOND FUNDS

GALAXY SHORT-TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               MAXIMUM SALES CHARGE (LOAD)      MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                       ON PURCHASES SHOWN     SHOWN AS A % OF THE OFFERING PRICE OR
                             AS A % OF THE OFFERING PRICE             SALE PRICE, WHICHEVER IS LESS
-----------------------------------------------------------------------------------------------------
Retail A Shares                           4.75%(1)                    -                       None(2)
-----------------------------------------------------------------------------------------------------
Retail B Shares                           None                        -                      5.00%(3)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                       DISTRIBUTION                      TOTAL FUND
                                       MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                             FEES      (12b-1) FEES       EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                             0.75%(4)           None          0.54%           1.29%(4)
Retail B Shares                             0.75%(4)          0.80%(5)       0.46%           2.01%(4)
-----------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.50%. Total Fund operating expenses after this waiver are expected to be 1.04% for Retail A Shares and 1.76% for Retail B Shares. This fee waiver may be revised or discontinued at any time.


(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution service, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


GALAXY TAXABLE BOND FUNDS                                                      5

GALAXY SHORT-TERM BOND FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

-  you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years


- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                           $600         $865     $1,149        $1,958
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $704         $930     $1,283        $1,982
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $704       $1,030     $1,383        $2,152
-----------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $204         $630     $1,083        $1,982
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $204         $630     $1,083        $2,152

(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Adviser's taxable bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since October 1999.


6                                                      GALAXY TAXABLE BOND FUNDS

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. It also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


[SIDENOTE]

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


GALAXY TAXABLE BOND FUNDS                                                      7

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


8                                                      GALAXY TAXABLE BOND FUNDS

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1991        15.77%
1992         7.11%
1993         6.01%
1994        -3.77%
1995        15.67%
1996         1.75%
1997         7.83%
1998         8.32%
1999        -1.95%
2000        11.43%

[SIDENOTE]

BEST QUARTER
6.13% for the
quarter ending
September 30, 1992

WORST QUARTER
-2.90% for the
quarter ending
March 31, 1994


GALAXY TAXABLE BOND FUNDS                                                      9

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                               SINCE
                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
-----------------------------------------------------------------------------------------------------
Retail A Shares(1)             6.17%           4.34%           6.11%           6.59% (9/1/88)
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)             5.60%             --              --           2.26% (11/1/98)
-----------------------------------------------------------------------------------------------------
Retail B Shares(3)             5.60%             --              --           1.83% (11/1/98)
-----------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government/Credit Bond Index  10.12%           6.11%           7.36%           7.92% (since 8/31/88)
                                                                               4.92% (since 10/31/98)
-----------------------------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index          11.63%           6.46%           7.96%           8.60% (since 8/31/88)
                                                                               5.23% (since 10/31/98)
-----------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 21.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 21.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                     MAXIMUM DEFERRED
                                         MAXIMUM  SALES CHARGE (LOAD)    SALES CHARGE (LOAD) SHOWN AS
                                                  ON PURCHASES SHOWN     A % OF THE OFFERING PRICE OR
                                        AS A % OF THE OFFERING PRICE    SALE PRICE, WHICHEVER IS LESS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                               4.75%(1)                        None(2)
-----------------------------------------------------------------------------------------------------
Retail B Shares                                                 None                         5.00%(3)
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                       DISTRIBUTION                        TOTAL FUND
                                       MANAGEMENT       AND SERVICE          OTHER          OPERATING
                                             FEES      (12b-1) FEES       EXPENSES           EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                             0.75%(4)          None            0.43%          1.18%(4)
-----------------------------------------------------------------------------------------------------
Retail B Shares                             0.75%(4)          0.80%(4)        0.54%          2.09%(4)
-----------------------------------------------------------------------------------------------------



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."


(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."



(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. The Fund may pay Distribution and service (12b-1) fees of up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution service, up to 0.25% for shareholder liasion services and up to 0.25% for administrative support services), but will limit payment of Distribution and service (12b-1) fees to an aggregate fee of not more than 0.80% during the current fiscal year. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.65%. Total Fund operating expenses after these waivers are expected to be 0.98% for Retail A Shares and 1.74% for Retail B Shares. These fee waivers may be revised or discontinued at any time.


[SIDENOTE]

The Lehman Brothers Intermediate Government/ Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

[SIDENOTE]

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/ Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.


10                                                     GALAXY TAXABLE BOND FUNDS

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

-  you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years


- you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------
Retail A Shares                                           $590         $832     $1,093        $1,839
-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $712         $955     $1,324        $1,973
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $712       $1,055     $1,424        $2,188
-----------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

-----------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $212         $655     $1,124        $1,973
-----------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $212         $655     $1,124        $2,188
-----------------------------------------------------------------------------------------------------

(1)  Retail B Shares purchased prior to January 1, 2001.

(2)  Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

GALAXY TAXABLE BOND FUNDS                                                    11

GALAXY HIGH QUALITY BOND FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


12                                                     GALAXY TAXABLE BOND FUNDS

GALAXY HIGH QUALITY BOND FUND

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


GALAXY TAXABLE BOND FUNDS                                                     13

GALAXY HIGH QUALITY BOND FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[CHART]

1991        15.12%
1992         6.77%
1993        12.81%
1994        -6.48%
1995        21.20%
1996         1.37%
1997         9.11%
1998         9.27%
1999        -4.13%
2000        12.62%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2000, as compared to broad-based market indices.


                                                                               SINCE
                              1 YEAR         5 YEARS        10 YEARS       INCEPTION
-------------------------------------------------------------------------------------------------
Retail A Shares(1)             7.27%           4.45%           6.92%           6.92% (12/14/90)
-------------------------------------------------------------------------------------------------
Retail B Shares(2)             6.91%              --              --           5.05% (3/4/96)
-------------------------------------------------------------------------------------------------
Retail B Shares(3)             6.91%              --              --           4.70% (3/4/96)
-------------------------------------------------------------------------------------------------
Lehman Brothers                                                                8.10% (since 11/30/90)
Government/Credit Bond Index  11.85%           6.24%           8.00%           6.80% (since 2/29/96)
-------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate                                                   7.44% (since 11/30/90)
Government/Credit Bond Index  10.12%           6.11%           7.36%           6.40% (since 2/29/96)
-------------------------------------------------------------------------------------------------


(1) The performance of Retail A Shares of the Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.


(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page 21.


(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page 21.


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
7.54% for the quarter ending June 30, 1995

WORST QUARTER
-3.85% for the quarter ending March 31, 1994

[SIDENOTE]

The Lehman Brothers Government/ Credit Bond Index is an unmanaged index which tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year.

[SIDENOTE]

The Lehman Brothers Intermediate Government/ Credit Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.


14                                                     GALAXY TAXABLE BOND FUNDS

GALAXY HIGH QUALITY BOND FUND

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        MAXIMUM  SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                                                 ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                                       AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
--------------------------------------------------------------------------------------------------------------
Retail A Shares                                            4.75%(1)                                    None(2)
--------------------------------------------------------------------------------------------------------------
Retail B Shares                                            None                                       5.00%(3)
--------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                       DISTRIBUTION                      TOTAL FUND
                                       MANAGEMENT       AND SERVICE          OTHER        OPERATING
                                              FEES      (12b-1) FEES       EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------
Retail A Shares                             0.75%(4)           None          0.48%           1.23%(4)
-----------------------------------------------------------------------------------------------------
Retail B Shares                             0.75%(4)          0.80%(5)       0.36%           1.91%(4)
-----------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."


(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after these waivers are expected to be 1.03% for Retail A Shares and 1.71% for Retail B Shares. These fee waivers may be revised or discontinued at any time.


(5) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.


GALAXY TAXABLE BOND FUNDS                                                     15

GALAXY HIGH QUALITY BOND FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000 for the periods shown

-  you reinvest all dividends and distributions in the Fund

-  you sell all your shares at the end of the periods shown

-  your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years


- if you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares convert to Retail A Shares after eight years

-  the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                                        1 YEAR      3 YEARS    5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------
Retail A Shares                                           $594         $847     $1,119        $1,893
------------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $694         $900     $1,232        $1,894
------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $694       $1,000     $1,332        $2,056
------------------------------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:

------------------------------------------------------------------------------------------------------
Retail B Shares(1)                                        $194         $600     $1,032        $1,894
------------------------------------------------------------------------------------------------------
Retail B Shares(2)                                        $194         $600     $1,032        $2,056
------------------------------------------------------------------------------------------------------

(1) Retail B Shares purchased prior to January 1, 2001.

(2) Retail B Shares purchased on or after January 1, 2001.

[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.


16                                                     GALAXY TAXABLE BOND FUNDS

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Taxable Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Under unusual market conditions, each Fund may hold uninvested cash (which will not earn any income) and invest without limit in money market instruments, including short-term U.S. Government securities. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


GALAXY TAXABLE BOND FUNDS                                                     17

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of the Galaxy Taxable Bond Funds. It's meant as a general guide only. Consult your financial professional to help you decide which Fund is right for you.


    GALAXY FUND        MAY BE BEST SUITED FOR INVESTORS WHO ...
-----------------------------------------------------------------------------
Galaxy Short-Term      -    want current income greater than that normally
Bond Fund                   provided by a money market fund

                       -    want less change in the value of their investment
                            than normally associated with long-term funds
-----------------------------------------------------------------------------
Galaxy Intermediate    -    want current income
Government
Income Fund            -    want the extra margin of safety associated with
                            U.S. Government securities

                       -    can accept fluctuations in price and yield
-----------------------------------------------------------------------------
Galaxy High Quality    -    want current income
Bond Fund
                       -    want the added safety associated with bonds with
                            lower credit risk than other debt securities

                       -    can accept fluctuations in price and yield




18                                                     GALAXY TAXABLE BOND FUNDS

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

                                         MANAGEMENT FEE
FUND                       AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------
Short-Term Bond Fund                              0.51%
-------------------------------------------------------
Intermediate Government Income Fund               0.55%
-------------------------------------------------------
High Quality Bond Fund                            0.55%
-------------------------------------------------------


GALAXY TAXABLE BOND FUNDS                                                     19

HOW TO INVEST IN THE FUNDS

HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

                         TOTAL SALES CHARGE
--------------------------------------------------
                         AS A % OF       AS A % OF
AMOUNT OF       THE OFFERING PRICE            YOUR
YOUR INVESTMENT          PER SHARE      INVESTMENT
--------------------------------------------------
Less than $50,000            4.75%           4.99%
--------------------------------------------------
$50,000 but less
than $100,000                4.50%           4.71%
--------------------------------------------------
$100,000 but less
than $250,000                3.50%           3.63%
--------------------------------------------------
$250,000 but less
than $500,000                2.50%           2.56%
--------------------------------------------------
$500,000 but less
than $1,000,000             2.00%            2.04%
--------------------------------------------------
$1,000,000 and over         0.00%(1)         0.00%(1)
--------------------------------------------------


(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page 27.


Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-  You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-  You were a Galaxy shareholder before December 1, 1995.

- You were a shareholder of the Boston 1784 Funds on the date when the Funds were reorganized into Galaxy.

[SIDENOTE]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.

[SIDENOTE]

SALES CHARGE WAIVERS

Ask your financial advisor or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


20                                                     GALAXY TAXABLE BOND FUNDS

RETAIL B SHARES

If you bought Retail B Shares of a Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:


IF YOU SELL YOUR SHARES   YOU'LL PAY A CDSC OF
-----------------------------------------------
during the first year                    5.00%
-----------------------------------------------
during the second year                   4.00%
-----------------------------------------------
during the third year                    3.00%
-----------------------------------------------
during the fourth year                   3.00%
-----------------------------------------------
during the fifth year                    2.00%
-----------------------------------------------
during the sixth year                    1.00%
-----------------------------------------------
after the seventh year                    None
-----------------------------------------------


If you buy Retail B Shares of a Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001:


IF YOU SELL YOUR SHARES   YOU'LL PAY A CDSC OF
-----------------------------------------------
during the first year                    5.00%
-----------------------------------------------
during the second year                   4.00%
-----------------------------------------------
during the third year                    4.00%
-----------------------------------------------
during the fourth year                   4.00%
-----------------------------------------------
during the fifth year                    3.00%
-----------------------------------------------
during the sixth year                    2.00%
-----------------------------------------------
during the seventh year                  1.00%
-----------------------------------------------
after the seventh year                    None
-----------------------------------------------


For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.80% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES

If you bought Retail B Shares of a Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after your purchase. If you buy Retail B Shares of a


GALAXY TAXABLE BOND FUNDS                                                     21

Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase.

CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any business day, which is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open.


Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form, as described below, less any applicable CDSC. NAV is determined on each business day at the close of regular trading of the New York Stock Exchange that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor

[SIDENOTE]

MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is:

-  $2,500 for regular accounts

-  $500 for retirement plan accounts such as IRA, SEP and Keogh Plan accounts

-  $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


22                                                     GALAXY TAXABLE BOND FUNDS
by calling 1-877-BUY-GALAXY (1-877-289-4252). A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.


You can also buy shares from Galaxy's distributor in any of the following ways:

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA # 0110-0013-8
DDA # 79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)


Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.


Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

[SIDENOTE]

DISCOUNT PLANS

You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


GALAXY TAXABLE BOND FUNDS                                                     23

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full-amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.

HOW TO SELL SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.


If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.


You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-  The name of the Fund

-  The number of shares or the dollar amount you want to sell

-  Your account number

-  Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares and have

[SIDENOTE]

SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-  you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-  you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


24                                                     GALAXY TAXABLE BOND FUNDS
the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:

-  ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)


-  send your request in writing to:
The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520


Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.


GALAXY TAXABLE BOND FUNDS                                                     25

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally - but not always - consist primarily of ordinary income rather than capital gains. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


26                                                     GALAXY TAXABLE BOND FUNDS

GALAXY INVESTOR PROGRAMS

RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.

-  Simplified Employee Pension Plans (SEPs).

-  Keogh money purchase and profit sharing plans.

- Salary reduction retirement plans set up by employers for their employees which are qualified under Sections 401(k) and 403(b) of the Internal Revenue Code.

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).

OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.


GALAXY TAXABLE BOND FUNDS                                                     27

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call 1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy Funds through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com


[SIDENOTE]

HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.


28                                                     GALAXY TAXABLE BOND FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors.

GALAXY SHORT-TERM BOND FUND
(For a share outstanding throughout each period)

                                                                  YEARS ENDED OCTOBER 31,
                          ------------------------------------------------------------------------------------------------------
                                 2000                 1999                  1998                 1997                1996
                          ------------------ --------------------- --------------------- ------------------- -------------------
                          RETAIL A  RETAIL B  RETAIL A   RETAIL B   RETAIL A   RETAIL B   RETAIL A  RETAIL B  RETAIL A  RETAIL B
                           SHARES    SHARES    SHARES     SHARES     SHARES     SHARES     SHARES    SHARES    SHARES   SHARES(1)
========================= ========= ========= ========== ========== ========== ========== ========== ========= ======== ========
Net asset value,
beginning of period         $9.86     $9.86    $10.10     $10.10     $10.01     $10.01     $9.99      $9.99    $10.06     $10.09
------------------------ ----------- -------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment
   income(2)                 0.52(4)   0.45(4)      0.49       0.42       0.51       0.45      0.53       0.46      0.52       0.31
------------------------ ----------- --------- --------- ---------- ---------- ----------- --------- ---------- -------- ---------
   Net realized and
   unrealized gain
   (loss) on investments     0.03      0.03     (0.25)     (0.25)      0.11       0.11      0.02       0.03     (0.07)     (0.10)
------------------------ ----------- --------- --------- ---------- ---------- ---------- ---------- ---------- -------- ---------
Total from investment
operations                   0.55      0.48      0.24       0.17       0.62       0.56      0.55       0.49      0.45       0.21

LESS DIVIDENDS:
   Dividends from net
   investment income        (0.55)    (0.48)    (0.48)     (0.41)     (0.53)     (0.47)    (0.53)     (0.47)    (0.52)     (0.31)
------------------------ ----------- --------- --------- ---------- ---------- ---------- ---------- --------- --------- ----------
Total dividends             (0.55)    (0.48)    (0.48)     (0.41)     (0.53)     (0.47)    (0.53)     (0.47)    (0.52)     (0.31)

Net increase (decrease)
in net asset value              -         -     (0.24)     (0.24)      0.09       0.09      0.02       0.02     (0.07)     (0.10)
------------------------ ----------- --------- --------- ---------- ---------- ---------- ---------- --------- --------- ----------
Net asset value,
end of period               $9.86     $9.86     $9.86      $9.86     $10.10     $10.10    $10.01     $10.01     $9.99      $9.99
======================== =========== ========= ========= ========== ========== ========== ========== ========= ========= ==========
Total return(3)              5.76%     5.02%     2.43%      1.71%      6.42%      5.73%     5.64%      4.99%     4.63%     2.12%(6)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (000's)         $20,394      $840   $24,653       $812    $29,067     $1,087   $27,961       $905   $33,388       $260
------------------------- ---------- -------- ---------- ---------- ---------- --------- ----------- -------- ----------- --------
RATIOS TO AVERAGE
NET ASSETS:
   Net investment
   income including
   reimbursement/waiver      5.31%     4.61%     4.86%      4.17%      5.07%      4.40%     5.29%      4.56%     5.22%     4.73%(5)
------------------------- ---------- -------- ----------- ---------- ---------- -------- ------------ -------- ---------- ---------
   Operating expenses
   including
   reimbursement/waiver      1.06%     1.76%     1.10%      1.79%      1.11%      1.78%     1.00%      1.75%     1.11%     1.77%(5)
------------------------- ---------- -------- ----------- ---------- ---------- --------- ----------- --------- ---------- --------
   Operating expenses
   excluding
   reimbursement/
   waiver                    1.29%     2.01%     1.30%      2.08%      1.31%      1.99%     1.21%      2.01%     1.35%     1.98%(5)
------------------------- ---------- --------- ---------- ---------- ---------- --------- ----------- --------- ---------- --------
Portfolio turnover rate       110%      110%      151%       151%       133%       133%      173%       173%      214%      214%(6)


(1)The Fund began offering Retail B Shares on March 4, 1996.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.50, $0.47, $0.49, $0.51 and $0.50, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $0.43, $0.39, $0.42, $0.44 and $0.29, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(5)  Annualized.

(6)  Not annualized.


30                                                     GALAXY TAXABLE BOND FUNDS

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
(For a share outstanding throughout each period)

                                                                            YEARS ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------------------
                                                            2000                  1999           1998       1997       1996
                                                    --------------------- -------------------- ---------- --------- -----------
                                                    RETAIL A     RETAIL B  RETAIL A  RETAIL B   RETAIL A   RETAIL A  RETAIL A
                                                     SHARES       SHARES    SHARES    SHARES(1)  SHARES    SHARES     SHARES
============================================= ================ ========== ========= =========== ========= ========= ===========
Net asset value, beginning of period                   $9.86       $9.85    $10.50     $10.50    $10.18    $10.06   $ 10.28
--------------------------------------------- ---------------- ---------- --------- ----------- --------- --------- -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                             0.55(4)     0.48(4)   0.54       0.47      0.57      0.59      0.57
--------------------------------------------- ---------------- ----------- -------- ----------- --------- --------- -----------
   Net realized and unrealized gain (loss) on
   investments                                          0.11        0.11     (0.65)     (0.66)     0.34      0.12     (0.22)
--------------------------------------------- ---------------- ----------- -------- ----------- --------- --------- -----------
Total from investment operations                        0.66        0.59     (0.11)     (0.19)     0.91      0.71      0.35

LESS DIVIDENDS:
   Dividends from net investment income                (0.57)      (0.49)    (0.53)     (0.46)    (0.59)    (0.59)    (0.57)
--------------------------------------------- ----------------- ---------- -------- ----------- --------- --------- -----------
Total dividends                                        (0.57)      (0.49)    (0.53)     (0.46)    (0.59)    (0.59)    (0.57)

Net increase (decrease) in net asset value              0.09        0.10     (0.64)     (0.65)     0.32      0.12     (0.22)
--------------------------------------------- ----------------- ---------- -------- ----------- --------- --------- -----------
Net asset value, end of period                         $9.95       $9.95     $9.86      $9.85    $10.50    $10.18    $10.06
============================================= ================= ========== ======== =========== ========= ========= ===========
Total return(3)                                         7.01%       6.22%    (1.11)%    (1.78)%    9.22%     7.33%     3.58%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                 $47,548      $1,765   $56,454     $1,084    $66,865   $65,626   $79,741
--------------------------------------------- ----------------- ---------- -------- ----------- --------- --------- -----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                 5.63%       4.89%     5.28%      4.61%     5.49%     5.90%     5.69%
--------------------------------------------- ----------------- ---------- -------- ----------- --------- --------- -----------
   Operating expenses including
   reimbursement/waiver                                 0.97%       1.71%     0.97%      1.64%     1.01%     1.02%     1.04%
--------------------------------------------- ----------------- ---------- -------- ----------- --------- ---------- ----------
   Operating expenses excluding
   reimbursement/waiver                                 1.18%       2.09%     1.17%      2.14%     1.21%     1.22%     1.24%
--------------------------------------------- ----------------- ---------- -------- ----------- --------- ---------- ----------
Portfolio turnover rate                                   99%         99%      184%       184%      205%      128%      235%


(1)  The Fund began offering Retail B Shares on November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.58, $0.52, $0.55, $0.57 and $0.55, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 was $0.35 and $0.42.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.


GALAXY TAXABLE BOND FUNDS                                                     31

GALAXY HIGH QUALITY BOND FUND
(For a share outstanding throughout each period)

                                                                  YEARS ENDED OCTOBER 31,
                          ---------------------------------------------------------------------------------------------------------
                                  2000                  1999                  1998                 1997                 1996
                          -------------------- --------------------- --------------------- ------------------- --------------------
                          RETAIL A   RETAIL B   RETAIL A   RETAIL B   RETAIL A   RETAIL B  RETAIL A   RETAIL B  RETAIL A  RETAIL B
                           SHARES     SHARES     SHARES     SHARES     SHARES     SHARES    SHARES     SHARES    SHARES   SHARES(1)
======================= ========== =========== ========== ========== ========== ========== ========= ========= ========== =========
Net asset value,
beginning of period        $10.25     $10.25     $11.20     $11.20     $10.70     $10.70    $10.47     $10.47    $10.63   $10.72
----------------------- ---------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment
   income(2)                 0.59       0.52       0.57       0.50       0.58       0.51      0.60       0.53      0.59     0.36
----------------------- ---------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
   Net realized and
   unrealized gain
   (loss) on investments     0.11       0.11      (0.86)     (0.86)      0.50       0.51      0.23       0.24     (0.16)   (0.25)
------------------------ --------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
Total from investment
operations                   0.70       0.63      (0.29)     (0.36)      1.08       1.02      0.83       0.77      0.43     0.11

LESS DIVIDENDS:
   Dividends from net
   investment income        (0.60)     (0.53)     (0.57)     (0.50)     (0.58)     (0.52)    (0.60)     (0.54)    (0.59)   (0.36)
------------------------ --------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
   Dividends from net
   realized capital gains       -          -      (0.09)     (0.09)         -          -         -          -         -        -
------------------------ --------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
Total dividends             (0.60)     (0.53)     (0.66)     (0.59)     (0.58)     (0.52)    (0.60)     (0.54)    (0.59)   (0.36)

Net increase (decrease)
in net asset value           0.10       0.10      (0.95)     (0.95)      0.50       0.50      0.23       0.23     (0.16)   (0.25)
------------------------ --------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
Net asset value, end
of period                  $10.35     $10.35     $10.25     $10.25     $11.20     $11.20    $10.70     $10.70    $10.47   $10.47
======================== ========= =========== ========== ========== ========== ========== ========= ========= ========== =========
Total return(3)              7.04%      6.37%     (2.66)%    (3.25)%    10.35%      9.73%     8.22%      7.59%     4.24%   1.14%(5)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
   period (000's)         $33,429     $5,775    $42,906     $6,550    $45,879     $5,420   $27,950     $1,998   $30,984     $646
------------------------ --------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/
   waiver                    5.76%      5.13%      5.32%      4.72%      5.30%      4.69%     5.73%      5.07%     5.66%   5.34%(4)
------------------------ --------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
   Operating expenses
   including
   reimbursement/
   waiver                    1.01%      1.65%      0.99%      1.59%      1.00%      1.61%     1.01%      1.69%     1.07%   1.60%(4)
------------------------ --------- ----------- ---------- ---------- ---------- ---------- --------- ---------- --------- ---------
   Operating expenses
   excluding
   reimbursement/
   waiver                    1.23%      1.91%      1.20%      1.88%      1.20%      1.81%     1.21%      1.95%     1.28%   1.81%(4)
------------------------ --------- ----------- ---------- ---------- ---------- ---------- --------- ---------- --------- ---------
Portfolio turnover rate       104%       104%       226%       226%       253%       253%      182%       182%      163%     163%


(1)  The Fund began offering Retail B Shares on March 4, 1996.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.56, $0.55, $0.56, $0.58 and $0.57, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 was $0.50, $0.47, $0.49, $0.51 and $0.34, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4)  Annualized.


(5)  Not annualized.


32                                                    GALAXY TAXABLE BOND FUNDS

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC Washington, DC 20549-0102 1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is
811-4636.


PROGALBND 3/1/01

[GRAPHIC]

GALAXY MONEY MARKET FUNDS

THE GALAXY FUND


PROSPECTUS

February 28, 2001



GALAXY MONEY MARKET FUND

GALAXY GOVERNMENT MONEY MARKET FUND

GALAXY U.S. TREASURY MONEY MARKET FUND

GALAXY TAX-EXEMPT MONEY MARKET FUND

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND



RETAIL A SHARES AND RETAIL B SHARES



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                                             [GALAXY FUNDS LOGO]

         CONTENTS


 1   RISK/RETURN SUMMARY

 1   Introduction

 2   Galaxy Money Market Fund

 6   Galaxy Government Money Market Fund

 9   Galaxy U.S. Treasury Money Market Fund

12   Galaxy Tax-Exempt Money Market Fund

15   Galaxy Connecticut Municipal Money Market Fund

18   Galaxy Massachusetts Municipal Money Market Fund

21   Additional information about risk

22   Investor guidelines

23   FUND MANAGEMENT

24   HOW TO INVEST IN THE FUNDS

24   About sales charges

25   Buying, selling and exchanging shares

25      HOW TO BUY SHARES

26      HOW TO SELL SHARES

27      HOW TO EXCHANGE SHARES

28      OTHER TRANSACTION POLICIES

29   DIVIDENDS, DISTRIBUTIONS AND TAXES

31   GALAXY INVESTOR PROGRAMS

31   Retirement plans

31   Other programs

33   HOW TO REACH GALAXY

34   FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY


INTRODUCTION


THIS PROSPECTUS describes the Galaxy Money Market Funds. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.


On the following pages, you'll find important information about each Galaxy Money Market Fund including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?


Not all mutual funds are right for all investors. Your investment goals and tolerance for risk will determine which fund is right for you. On page 22 you'll find a table which sets forth general guidelines to help you decide which of the Galaxy Money Market Funds is best suited to you.



THE FUNDS' INVESTMENT ADVISER



Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


[SIDENOTE]

MATURITY

The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.


GALAXY MONEY MARKET FUNDS                                                      1

GALAXY MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of money market instruments, including commercial paper, notes and bonds issued by U.S. corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the fund on a certain date and at a certain price.


2                                                      GALAXY MONEY MARKET FUNDS

GALAXY MONEY MARKET FUND

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares of the Fund were different than the figures shown because each class of shares has different expenses.

[CHART]

1991         6.13%
1992         3.54%
1993         2.73%
1994         3.68%
1995         5.29%
1996         4.73%
1997         4.99%
1998         4.96%
1999         4.63%
2000         5.94%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, after taking into account any sales charges.



                                                                      Since
                         1 year       5 years       10 years      inception
--------------------------------------------------------------------------------------
Retail A Shares          5.94%          5.05%          4.66%          5.53% (11/17/86)
--------------------------------------------------------------------------------------
Retail B Shares(1)       0.19%              -              -          3.92% (3/6/97)
--------------------------------------------------------------------------------------
Retail B Shares(2)       0.19%              -              -          3.45% (3/6/97)
--------------------------------------------------------------------------------------



(1) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that were purchased prior to January 1, 2001 and redeemed within six years of purchase. See "About Sales Charges" on page 24.
(2) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001 and redeemed within seven years of purchase. See "About Sales Charges" on page 24.


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER

1.67% for the quarter ending March 31, 1991

WORST QUARTER

0.65% for the quarter ending September 30, 1993


GALAXY MONEY MARKET FUNDS                                                      3

GALAXY MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The Fund offers both Retail A Shares and Retail B Shares. There are no sales charges (sometimes called front-end loads) when you buy Retail A Shares or Retail B Shares of the Fund. However, if you buy Retail B Shares of the Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares.

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES CHARGE (LOAD)
                               ON PURCHASES SHOWN      SHOWN AS A % OF THE OFFERING PRICE OR
                     AS A % OF THE OFFERING PRICE              SALE PRICE, WHICHEVER IS LESS
Retail A Shares                              None                                       None
Retail B Shares                              None                                   5.00%(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                       DISTRIBUTION                  TOTAL FUND
                        MANAGEMENT      AND SERVICE        OTHER      OPERATING
                              FEES     (12b-1) FEES     EXPENSES       EXPENSES
Retail A Shares           0.40%(2)             None        0.29%       0.69%(2)
Retail B Shares           0.40%(2)         0.75%(3)        0.31%       1.46%(2)



(1) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% (i) in the sixth year after purchase if you purchased your shares prior to January 1, 2001, or (ii) in the seventh year after purchase if you purchased your shares on or after January 1, 2001. If you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after six years. If you purchased your Retail B Shares on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."
(2) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.36%. Total Fund operating expenses after these waivers are expected to be 0.65% for Retail A Shares and 1.42% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(3) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, 0.25% for shareholder liaison services and 0.25% for administrative support services), but will limit such fees to not more than 0.75% during the current fiscal year.



4                                                      GALAXY MONEY MARKET FUNDS

GALAXY MONEY MARKET FUND

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

- if you purchased your Retail B Shares prior to January 1, 2001, your Retail B Shares convert to Retail A Shares after six years

- if you purchased your Retail B Shares on or after January 1, 2002, your Retail B Shares convert to Retail A Shares after eight years

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Retail A Shares                       $70         $221         $384         $859
--------------------------------------------------------------------------------
Retail B Shares(1)                   $649         $762         $997       $1,345
--------------------------------------------------------------------------------
Retail B Shares(2)                   $649         $862       $1,097       $1,537
--------------------------------------------------------------------------------

If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
--------------------------------------------------------------------------------
Retail B Shares(1)                   $149         $462         $797       $1,345
--------------------------------------------------------------------------------
Retail B Shares(2)                   $149         $462         $797       $1,537
--------------------------------------------------------------------------------



(1)  Retail B Shares purchased prior to January 1, 2001.
(2)  Retail B Shares purchased on or after January 1, 2001.



GALAXY MONEY MARKET FUNDS                                                      5

GALAXY GOVERNMENT MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. The Fund also invests in repurchase agreements backed by these obligations.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


The Fund was formerly known as the Galaxy Government Fund.


[SIDENOTE]

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


6                                                      GALAXY MONEY MARKET FUNDS

GALAXY GOVERNMENT MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

1991         6.23%
1992         3.45%
1993         2.88%
1994         3.73%
1995         5.25%
1996         4.67%
1997         4.89%
1998         4.85%
1999         4.49%
2000         5.78%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000.



                                                                   SINCE
                               1 YEAR    5 YEARS   10 YEARS    INCEPTION
------------------------------------------------------------------------------------
Retail A Shares                 5.78%      4.93%      4.62%        5.47%  (11/17/86)
------------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
1.66% for the quarter ending December 31, 1991

WORST QUARTER
0.68% for the quarter ending June 30, 1993


GALAXY MONEY MARKET FUNDS                                                      7

GALAXY GOVERNMENT MONEY MARKET FUND


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                          TOTAL FUND
                          MANAGEMENT     DISTRIBUTION          OTHER       OPERATING
                                FEES     (12b-1) FEES       EXPENSES        EXPENSES
------------------------------------------------------------------------------------
Retail A Shares             0.40%(1)             None          0.29%        0.69%(1)
------------------------------------------------------------------------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.39%. Total Fund operating expenses after this waiver are expected to be 0.68%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                              1 YEAR          3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------------
Retail A Shares                  $70             $221           $384            $859
------------------------------------------------------------------------------------



8                                                      GALAXY MONEY MARKET FUNDS

GALAXY U.S. TREASURY MONEY MARKET FUND



THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



The Fund was formerly known as the Galaxy U.S. Treasury Fund.


[SIDENOTE]

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


GALAXY MONEY MARKET FUNDS                                                      9

GALAXY U.S. TREASURY MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

1992         3.39%
1993         2.74%
1994         3.58%
1995         5.05%
1996         4.59%
1997         4.70%
1998         4.63%
1999         4.20%
2000         5.47%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000.



                                                               SINCE
                              1 YEAR          5 YEARS      INCEPTION
--------------------------------------------------------------------------------
Retail A Shares                5.47%            4.72%          4.39%  (1/22/91)
--------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
1.44% for the quarter ending December 31, 2000

WORST QUARTER
0.65% for the quarter ending June 30, 1993


10                                                     GALAXY MONEY MARKET FUNDS

GALAXY U.S. TREASURY MONEY MARKET FUND


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                          TOTAL FUND
                          MANAGEMENT     DISTRIBUTION          OTHER       OPERATING
                                FEES     (12b-1) FEES       EXPENSES        EXPENSES
------------------------------------------------------------------------------------
Retail A Shares                0.38%             None          0.27%           0.65%
------------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                              1 YEAR          3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------------
Retail A Shares                  $66             $208           $362            $810
------------------------------------------------------------------------------------


GALAXY MONEY MARKET FUNDS                                                     11

GALAXY TAX-EXEMPT MONEY MARKET FUND



THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


The Fund was formerly known as the Galaxy Tax-Exempt Fund.


[SIDENOTE]

MUNICIPAL SECURITIES

State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[SIDENOTE]

TYPES OF MUNICIPAL SECURITIES

GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.


12                                                     GALAXY MONEY MARKET FUNDS

GALAXY TAX-EXEMPT MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.

[CHART]

1991         4.18%
1992         2.46%
1993         2.01%
1994         2.27%
1995         3.19%
1996         2.78%
1997         2.99%
1998         2.81%
1999         2.59%
2000         3.45%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000.



                                                                               SINCE
                              1 YEAR          5 YEARS       10 YEARS       INCEPTION
----------------------------------------------------------------------------------------------
Retail A Shares                3.45%            2.92%          2.87%           3.43% (6/23/88)
----------------------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
1.11% for the quarter ending March 31, 1991

WORST QUARTER
0.45% for the quarter ending September 30, 1993


GALAXY MONEY MARKET FUNDS                                                     13

GALAXY TAX-EXEMPT MONEY MARKET FUND


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                          TOTAL FUND
                          MANAGEMENT     DISTRIBUTION          OTHER       OPERATING
                                FEES     (12b-1) FEES       EXPENSES        EXPENSES
------------------------------------------------------------------------------------
Retail A Shares            0.40%(1)              None          0.24%        0.64%(1)
------------------------------------------------------------------------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.37%. Total Fund operating expenses after this waiver are expected to be 0.61%. This waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                              1 YEAR          3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------------
Retail A Shares                  $65             $205           $357            $798
------------------------------------------------------------------------------------


14                                                     GALAXY MONEY MARKET FUNDS

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Since the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


GALAXY MONEY MARKET FUNDS                                                     15

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The return for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994         1.99%
1995         2.97%
1996         2.78%
1997         2.98%
1998         2.77%
1999         2.53%
2000         3.31%

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 2000, after taking into account any sales charges on Investment Shares of the Predecessor Fund.



                                                               SINCE
                              1 YEAR          5 YEARS      INCEPTION
--------------------------------------------------------------------------------
Retail A Shares                3.31%            2.88%          2.73% (10/4/93)
--------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
0.87% for the quarter ending December 31, 2000

WORST QUARTER
0.36% for the quarter ending March 31, 1994


16                                                     GALAXY MONEY MARKET FUNDS

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                          TOTAL FUND
                          MANAGEMENT     DISTRIBUTION          OTHER       OPERATING
                                FEES     (12b-1) FEES       EXPENSES        EXPENSES
------------------------------------------------------------------------------------
Retail A Shares                0.40%             None          0.24%           0.64%
------------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                              1 YEAR          3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------------
Retail A Shares                  $65             $205           $357            $798
------------------------------------------------------------------------------------



GALAXY MONEY MARKET FUNDS                                                     17

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and commercial paper.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


18                                                     GALAXY MONEY MARKET FUNDS

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[CHART]

1994         2.15%
1995         3.23%
1996         2.78%
1997         2.96%
1998         2.79%
1999         2.56%
2000         3.42%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2000.


                                                               SINCE
                              1 YEAR          5 YEARS      INCEPTION
--------------------------------------------------------------------------------
Retail A Shares                3.42%            2.90%          2.81% (10/05/93)
--------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

[SIDENOTE]

BEST QUARTER
0.91% for the quarter ending December 31, 2000

WORST QUARTER
0.39% for the quarter ending March 31, 1994


GALAXY MONEY MARKET FUNDS                                                19

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                          TOTAL FUND
                                         DISTRIBUTION          OTHER       OPERATING
                     MANAGEMENT FEES     (12b-1) FEES       EXPENSES        EXPENSES
------------------------------------------------------------------------------------
Retail A Shares                0.40%             None          0.23%           0.63%
------------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                              1 YEAR          3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------------
Retail A Shares                  $64             $202           $351            $786
------------------------------------------------------------------------------------


20                                                     GALAXY MONEY MARKET FUNDS

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Money Market Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS


Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's total assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS


This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goals. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.



GALAXY MONEY MARKET FUNDS                                                     21

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of the Galaxy Money Market Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your investment professional for help in deciding which Fund is right for you.


--------------------------------------------------------------------------------
GALAXY FUND                         MAY BE BEST SUITED FOR...
--------------------------------------------------------------------------------
Galaxy Money Market Fund            investors who want a flexible and
                                    convenient way to manage cash while
                                    earning money market returns
--------------------------------------------------------------------------------
Galaxy Government                   investors who want a way to earn money
Money Market Fund                   market returns with the extra margin of
                                    safety associated with U.S. Government
                                    obligations
--------------------------------------------------------------------------------
Galaxy U.S. Treasury                investors who want a way to earn money
Money Market Fund                   market returns from U.S. Treasury
                                    obligations that are generally free from
                                    state and local taxes
--------------------------------------------------------------------------------
Galaxy Tax-Exempt                   investors who want a way to earn money
Money Market Fund                   market returns that are free from federal
                                    income tax
--------------------------------------------------------------------------------
Galaxy Connecticut Municipal        investors who want a way to earn money
Money Market Fund                   market returns that are free from both
                                    regular federal income tax and the
                                    Connecticut state income tax on
                                    individuals, trusts and estates
--------------------------------------------------------------------------------
Galaxy Massachusetts Municipal      investors who want a way to earn money
Money Market Fund                   market returns that are free from both
                                    regular federal income tax and
                                    Massachusetts personal income tax
--------------------------------------------------------------------------------


[SIDENOTE]

TAX-EQUIVALENT YIELD


One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay federal income tax. So if you're in the 36% tax bracket that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.



22                                                     GALAXY MONEY MARKET FUNDS

FUND MANAGEMENT


ADVISER


The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for, all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES


The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.



                                                       MANAGEMENT FEE
FUND                                     AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------
Money Market Fund                                               0.36%
---------------------------------------------------------------------
Government Money Market Fund                                    0.39%
---------------------------------------------------------------------
U.S. Treasury Money Market Fund                                 0.38%
---------------------------------------------------------------------
Tax-Exempt Money Market Fund                                    0.38%
---------------------------------------------------------------------
Connecticut Municipal Money
Market Fund                                                     0.40%
---------------------------------------------------------------------
Massachusetts Municipal Money
Market Fund                                                     0.40%
---------------------------------------------------------------------



GALAXY MONEY MARKET FUNDS                                                     23

HOW TO INVEST IN THE FUNDS

All of the Funds offer Retail A Shares. The Money Market Fund also offers Retail B Shares.

ABOUT SALES CHARGES

There are no sales charges (sometimes called front-end loads) when you buy either Retail A Shares or Retail B Shares of a Fund.


If you bought Retail B Shares of the Money Market Fund prior to January 1, 2001, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased prior to January 1, 2001:


IF YOU SELL YOUR SHARES          YOU'LL PAY A CDSC OF
-----------------------------------------------------
during the first year                           5.00%
-----------------------------------------------------
during the second year                          4.00%
-----------------------------------------------------
during the third year                           3.00%
-----------------------------------------------------
during the fourth year                          3.00%
-----------------------------------------------------
during the fifth year                           2.00%
-----------------------------------------------------
during the sixth year                           1.00%
-----------------------------------------------------
after the sixth year                             None
-----------------------------------------------------


If you buy Retail B Shares of the Money Market Fund on or after January 1, 2001, you won't pay a CDSC unless you sell your shares within seven years of buying them. The following table shows the schedule of CDSC charges for Retail B Shares purchased on or after January 1, 2001.



IF YOU SELL YOUR SHARES          YOU'LL PAY A CDSC OF
-----------------------------------------------------
during the first year                           5.00%
-----------------------------------------------------
during the second year                          4.00%
-----------------------------------------------------
during the third year                           4.00%
-----------------------------------------------------
during the fourth year                          4.00%
-----------------------------------------------------
during the fifth year                           3.00%
-----------------------------------------------------
during the sixth year                           2.00%
-----------------------------------------------------
during the seventh year                         1.00%
-----------------------------------------------------
after the seventh year                           None
-----------------------------------------------------



For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares of the Money Market Fund are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


DISTRIBUTION AND SHAREHOLDER SERVICE FEES


Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.10% in shareholder service fees with respect to Retail A Shares during the current fiscal year.



Retail B Shares of the Money Market Fund can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of the Fund's Retail B Share assets. The Fund does not intend to pay more than 0.75% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows the Money Market Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for providing services to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.


[SIDENOTE]


CHOOSING A SHARE CLASS



Retail B Shares of the Money Market Fund have higher operating expenses than Retail A Shares of the Fund and may not be appropriate for investors who do not plan to exchange their Retail B Shares for Retail B Shares of another Galaxy Fund.



NET ASSET VALUE



The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.



24                                                     GALAXY MONEY MARKET FUNDS

CONVERTING RETAIL B SHARES TO RETAIL A SHARES


If you bought Retail B Shares of the Money Market Fund prior to January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund six years after your purchase. If you buy Retail B Shares of the Money Market Fund on or after January 1, 2001, your Retail B Shares will automatically convert to Retail A Shares of the Fund eight years after purchase. This allows you to benefit from the lower annual expenses of Retail A Shares.


BUYING, SELLING AND EXCHANGING SHARES


You can buy and sell Retail A Shares and Retail B Shares of the Funds on any business day, which is any day the New York Stock Exchange, the Federal Reserve Bank of New York, and the principal bond markets (as recommended by the Bond Market Association) are open for business.



If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC in the case of Retail B Shares of the Money Market Fund. NAV is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).


The Funds' assets are valued at amortized cost, which is approximately equal to market value.

HOW TO BUY SHARES


You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A financial adviser who places orders on your behalf may charge you a separate fee for their services.



If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.


[SIDENOTE]


MINIMUM INVESTMENT AMOUNTS



The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts

-    $500 for retirement plan accounts such as IRA, SEP and Keogh Plan accounts

-    $100 for college savings accounts, including Education IRA accounts.



There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.



Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.



GALAXY MONEY MARKET FUNDS                                                     25

You can also buy shares directly from Galaxy's distributor in any of the following ways:


BUYING BY MAIL

Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable slip that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, we'll cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:


Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
(Account number)
(Account registration)


Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520.

Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.


Your bank or other financial institution may charge you a fee for sending funds by wire.


HOW TO SELL SHARES


You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.



If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. The financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.



You can also sell shares directly



26                                                     GALAXY MONEY MARKET FUNDS
through Galaxy's distributor in any of the following ways:

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-    The name of the Fund

-    The number of shares or the dollar amount you want to sell

-    Your account number

-    Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE


Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.



The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.


HOW TO EXCHANGE SHARES


You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange Retail A Shares of a Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.


You may exchange Retail B Shares of the Money Market Fund for Retail B Shares of any other Galaxy Fund. You won't pay a contingent deferred sales charge when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.


TO EXCHANGE SHARES:


-    ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:


The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520



Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving


[SIDE NOTE]


SIGNATURE GUARANTEES



When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-    you want Galaxy to make the check payable to someone else.



Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.



GALAXY MONEY MARKET FUNDS                                                     27

60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.


Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.


Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.


Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.


Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.


28                                                     GALAXY MONEY MARKET FUNDS

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


MONEY MARKET, GOVERNMENT MONEY MARKET AND U.S. TREASURY MONEY MARKET FUNDS


Distributions by these Funds will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


TAX-EXEMPT MONEY MARKET, CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS



Distributions by these Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but none of these Funds expects that this will be the case.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by one or more of these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

CONNECTICUT MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates ("CSIT"). However, dividends, if any, derived from interest or long-term capital gains on securities other than Connecticut municipal securities, or from any short-term capital gains, will be subject to the CSIT.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from any capital gains, will be subject to Massachusetts personal income tax.


ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.


GALAXY MONEY MARKET FUNDS                                                     29

OTHER STATE AND LOCAL TAX MATTERS


Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


30                                                     GALAXY MONEY MARKET FUNDS

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs

-    Simplified Employee Pension Plans (SEPs)

-    Keogh money purchase and profit sharing plans

- Salary reduction retirement plans set up by employers for their employees, which are qualified under Sections 401(k) and 403(B) of the Internal Revenue Code

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.



For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


OTHER PROGRAMS


It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) .



AUTOMATIC INVESTMENT PROGRAM


You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.


PAYROLL DEDUCTION PROGRAM


You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.


COLLEGE INVESTMENT PROGRAM


The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

CHECKWRITING

You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) to obtain a signature card. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.


DIRECT DEPOSIT PROGRAM


This program lets you deposit your Social Security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


GALAXY MONEY MARKET FUNDS                                                     31

SYSTEMATIC WITHDRAWAL PLAN


You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares of the Money Market Fund made through the plan that don't annually exceed 12% of your account's value.


You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:


The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.


32                                                     GALAXY MONEY MARKET FUNDS

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL ADVISER


Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES


Call Galaxy's distributor at
1-877-BUY-GALAXY (1-877-289-4252),
Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

INVESTCONNECT


InvestConnect is Galaxy's Shareholder Voice Response System. Call 1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in Galaxy Funds through a financial adviser.


If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com

[SIDENOTE]

HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.



GALAXY MONEY MARKET FUNDS                                                     33

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and/or Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and/or Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2000 and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by Galaxy's former auditors.


As discussed above in "Risk/return summary -- Connecticut Municipal Money Market Fund," prior to December 4, 1995, the predecessor to the Connecticut Municipal Money Market Fund (Predecessor Fund) offered and sold two classes of shares, Investment Shares and Trust Shares. Investment Shares of the Predecessor Fund were similar to the Retail A Shares which the Connecticut Municipal Money Market Fund currently offers. Accordingly, Trust Shares of the Predecessor Fund have not been included in the financial highlights table for the Connecticut Municipal Money Market Fund set forth below.

GALAXY MONEY MARKET FUND

(For a share outstanding throughout each period)


                                                                YEARS ENDED OCTOBER 31,
                                -------------------------------------------------------------------------------------
                                            2000                         1999                          1998
                                -------------------------     -------------------------     -------------------------
                                 RETAIL A       RETAIL B       RETAIL A       RETAIL B       RETAIL A       RETAIL B
                                  SHARES         SHARES         SHARES         SHARES         SHARES         SHARES
                                -------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
------------------------------  ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income(2)           0.06           0.05           0.04           0.04           0.05           0.04
------------------------------  ----------     ----------     ----------     ----------     ----------     ----------
LESS DIVIDENDS:
   Dividends from net
   investment income                 (0.06)         (0.05)         (0.04)         (0.04)         (0.05)         (0.04)
------------------------------  ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease)
in net asset value                    --             --             --             --             --             --
------------------------------  ----------     ----------     ----------     ----------     ----------     ----------
Net asset value,
end of period                        $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
==============================  ==========     ==========     ==========     ==========     ==========     ==========
Total return(3)                       5.77%          5.01%          4.54%          3.85%          5.04%          4.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
   end of period (000's)        $2,785,840         $2,325     $2,434,662         $2,485     $2,139,213         $l,607
------------------------------  ----------     ----------     ----------     ----------     ----------     ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/waiver               5.65%          4.93%          4.45%          3.81%          4.94%          4.26%
------------------------------  ----------     ----------     ----------     ----------     ----------     ----------
   Operating expenses
   including reimbursement/
   waiver                             0.63%          1.35%          0.65%          1.29%          0.67%          1.35%
------------------------------  ----------     ----------     ----------     ----------     ----------     ----------
   Operating expenses
   excluding reimbursement/
   waiver                             0.69%          1.46%          0.69%          1.41%          0.71%          1.39%


                                         YEARS ENDED OCTOBER 31,
                                ----------------------------------------
                                           1997                  1996
                                ---------------------------   ----------
                                 RETAIL A      RETAIL B(1)     RETAIL A
                                  SHARES         SHARES        SHARES(1)
                                ----------     ----------     ----------
Net asset value,
beginning of period                  $1.00          $1.00          $1.00
------------------------------  ----------     ----------     ----------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income(2)           0.05           0.03           0.05
------------------------------  ----------     ----------     ----------
LESS DIVIDENDS:
   Dividends from net
   investment income                 (0.05)         (0.03)         (0.05)
------------------------------  ----------     ----------     ----------
Net increase (decrease)
in net asset value                    --             --             --
------------------------------  ----------     ----------     ----------
Net asset value,
end of period                        $1.00          $1.00          $1.00
==============================  ==========     ==========     ==========
Total return(3)                       4.93%          2.66%(5)       4.78%

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
   end of period (000's)        $1,877,889           $749     $1,159,312
------------------------------  ----------     ----------     ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment
   income including
   reimbursement/waiver               4.85%          4.27%(4)       4.67%
------------------------------  ----------     ----------     ----------
   Operating expenses
   including reimbursement/
   waiver                             0.69%          1.38%(4)       0.77%
------------------------------  ----------     ----------     ----------
   Operating expenses
   excluding reimbursement/
   waiver                             0.73%          1.42%(4)       0.80%



(1)  The Fund began offering Retail B Shares on March 6, 1997
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.06, $0.04, $0.05, $0.05 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999 and 1998 and the period ended October 31, 1997 was $0.05, $0.04, $0.04 and $0.03, respectively.
(3) Calculation does not include the effect of any sales charge for Retail B Shares.
(4)  Annualized.
(5)  Not annualized.



34                                                     GALAXY MONEY MARKET FUNDS

GALAXY GOVERNMENT MONEY MARKET FUND


(For a share outstanding throughout each period)


                                                                   YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------
                                                      2000       1999        1998        1997        1996
                                                  ----------  ----------  ----------  ----------  ----------
                                                                       RETAIL A SHARES
-----------------------------------------------   ----------------------------------------------------------
Net asset value, beginning of period                   $1.00       $1.00       $1.00       $1.00       $1.00
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                             0.05        0.04        0.05        0.05        0.05
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS:
   Dividends from net investment income                (0.05)      (0.04)      (0.05)      (0.05)      (0.05)
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value              --          --          --          --          --
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                         $1.00       $1.00       $1.00       $1.00       $1.00
===============================================   ==========  ==========  ==========  ==========  ==========
Total return                                            5.61%       4.39%       4.94%       4.85%       4.72%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $333,272    $348,758    $352,799    $350,513    $326,411
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                 5.44%       4.32%       4.84%       4.74%       4.62%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                 0.68%       0.69%       0.70%       0.71%       0.75%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                 0.69%       0.71%       0.71%       0.72%       0.76%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.05, $0.04, $0.05, $0.05 and $0.05, respectively.



GALAXY MONEY MARKET FUNDS                                                     35

GALAXY U.S. TREASURY MONEY MARKET FUND


(For a share outstanding throughout each period)


                                                                   YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------
                                                     2000        1999        1998        1997        1996
                                                  ----------  ----------  ----------  ----------  ----------
                                                                       RETAIL A SHARES
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period                   $1.00       $1.00       $1.00       $1.00       $1.00
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                             0.05        0.04        0.05        0.05        0.05
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS:
   Dividends from net investment income                (0.05)      (0.04)      (0.05)      (0.05)      (0.05)
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value              --          --          --          --          --
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                         $1.00       $1.00       $1.00       $1.00       $1.00
===============================================   ==========  ==========  ==========  ==========  ==========
Total return                                            5.26%       4.14%       4.73%       4.67%       4.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $544,741     $584,364   $559,053    $585,969    $443,230
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                 5.17%       4.06%       4.63%       4.58%       4.53%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                 0.65%       0.67%       0.68%       0.69%       0.69%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                 0.65%       0.67%       0.68%       0.70%       0.69%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.05, $0.04, $0.05, $0.05 and $0.05, respectively.



36                                                     GALAXY MONEY MARKET FUNDS

GALAXY TAX-EXEMPT MONEY MARKET FUND


(For a share outstanding throughout each period)


                                                                   YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------
                                                     2000        1999        1998        1997        1996
                                                  ----------  ----------  ----------  ----------  ----------
                                                                       RETAIL A SHARES
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period                   $1.00       $1.00       $1.00       $1.00       $1.00
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                             0.03        0.02        0.03        0.03        0.03
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS:
   Dividends from net investment income                (0.03)      (0.02)      (0.03)      (0.03)      (0.03)
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value              --          --          --          --          --
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                         $1.00       $1.00       $1.00       $1.00       $1.00
===============================================   ==========  ==========  ==========  ==========  ==========
Total return                                            3.33%       2.53%       2.89%       2.95%       2.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $215,914    $160,057    $164,340    $151,907    $117,548
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                 3.39%       2.51%       2.85%       2.92%       2.78%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                 0.62%       0.66%       0.67%       0.68%       0.68%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                 0.64%       0.66%       0.67%       0.69%       0.69%



(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.03, $0.02, $0.03, $0.03 and $0.03, respectively.



GALAXY MONEY MARKET FUNDS                                                     37

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND
(For a share outstanding throughout each period)


                                                                   YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------
                                                     2000        1999        1998        1997        1996(1)
                                                  ----------  ----------  ----------  ----------  ----------
                                                                        RETAIL A SHARES
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period                   $1.00       $1.00       $1.00       $1.00       $1.00
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                             0.03        0.02        0.03        0.03        0.03
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS:
   Dividends from net investment income                (0.03)      (0.02)      (0.03)      (0.03)      (0.03)
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value              --          --          --          --          --
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                         $1.00       $1.00       $1.00       $1.00       $1.00
===============================================   ==========  ==========  ==========  ==========  ==========
Total return                                            3.21%       2.47%       2.87%       2.94%       2.83%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $262,149    $243,051    $165,186    $137,095    $110,544
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                 3.17%       2.44%       2.83%       2.91%       2.79%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                 0.62%       0.62%       0.62%       0.60%       0.64%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                 0.64%       0.65%       0.65%       0.65%       0.73%



(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy with a single series of shares. Prior to the reorganization, the Predecessor Fund offered two series of shares, Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares of the two series for a single series of shares in the Galaxy Connecticut Municipal Money Market Fund.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the fiscal years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.03,
     $0.02, $0.03, $0.03 and $0.03, respectively.



38                                                     GALAXY MONEY MARKET FUNDS

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
(For a share outstanding throughout each period)


                                                                   YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------
                                                     2000        1999        1998        1997        1996(1)
                                                  ----------  ----------  ----------  ----------  ----------
                                                                        RETAIL A SHARES
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period                   $1.00       $1.00       $1.00       $1.00       $1.00
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                             0.03        0.02        0.03        0.03        0.03
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS:
   Dividends from net investment income                (0.03)      (0.02)      (0.03)      (0.03)      (0.03)
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value              --           --         --          --          --
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                         $1.00       $1.00       $1.00       $1.00       $1.00
===============================================   ==========  ==========  ==========  ==========  ==========
Total return                                            3.31%       2.50%       2.86%       2.92%       2.83%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $480,835    $241,611    $127,922     $80,966     $47,066
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                                 3.32%       2.48%       2.81%       2.90%       2.78%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses including
   reimbursement/waiver                                 0.62%       0.62%       0.62%       0.61%       0.62%
-----------------------------------------------   ----------  ----------  ----------  ----------  ----------
   Operating expenses excluding
   reimbursement/waiver                                 0.63%       0.65%       0.68%       0.69%       0.83%



(1) The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy.
(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 was $0.03, $0.02,
     $0.03, $0.03, and $0.03, respectively.



GALAXY MONEY MARKET FUNDS                                                     39

WHERE TO FIND MORE INFORMATION



You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No. is
811-4636.


PROGALMM 3/1/01

[Front cover page]
Galaxy New York Municipal Money Market Fund
THE GALAXY FUND



Prospectus
February 28, 2001



Galaxy New York Municipal Money Market Fund


Retail A Shares and Retail B Shares





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1   Risk/return summary

1   Introduction

3   Galaxy New York Municipal Money Market Fund

6   Additional information about risk

7   Fund Management

8   How to invest in the Funds

8   About sales charges

8   Buying, selling and exchanging shares

9      How to buy shares

10     How to sell shares

12     How to exchange shares

12     Other transaction policies

14  Dividends, distributions and taxes

16  Galaxy investor programs

16  Retirement plans

16  Other programs

18  How to reach Galaxy

19  Financial Highlights

RISK/RETURN SUMMARY

INTRODUCTION


This prospectus describes the Galaxy New York Municipal Money Market Fund.
The Fund Invests primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Fund's investment adviser to carry very little risk. Money market instruments purchased by the Fund must meet strict requirements as to investment quality, maturity and diversification. The Fund doesn't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. The Fund tries to maintain its share price at $1.00 to protect your investment from loss.


On the following pages, you'll find important information about the Galaxy New York Municipal Money Market Fund including:


- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-   the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-   the fees and expenses that you will pay as an investor in the Fund.

[SIDENOTE]

MATURITY

The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.



IS THE FUND RIGHT FOR YOU?


Not all mutual funds are right for all investors. The Fund is designed for investors who are looking for a way to earn money market returns that are free of federal income tax and the income taxes imposed by New York State and New York City.

[SIDENOTE]

TAX-EQUIVALENT YIELD


One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. for example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay federal income tax. So if you're in the 36% tax bracket that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.


A TAX-EXEMPT FUND IS NOT AN APPROPRIATE INVESTMENT FOR A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA, BECAUSE ITS RETURN BEFORE TAXES IS GENERALLY LOWER THAN THAT OF A TAXABLE FUND.


THE FUNDS' INVESTMENT ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for Fund.


AN INVESTMENT IN THE FUND ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and New York State and New York City personal income tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by or on behalf of the State of New York and other government issuers and that pay interest which is exempt from federal regular income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. As a result, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The Fund had not commenced operations prior to the date of this prospectus. No performance information is presented because the Fund has less than one full calendar year of performance history.

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                Total Fund
                    Management   Distribution        Other      Operating
                         Fees    (12b-1) Fees     Expenses       Expenses
--------------------------------------------------------------------------------
Retail A Shares         0.40%        None        0.25%(1)        0.65%
--------------------------------------------------------------------------------


(1) Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown

-   you reinvest all dividends and distributions in the Fund

-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                                    1 year        3 years
--------------------------------------------------------------------------------
Retail A Shares                                      $66           $208
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in the Galaxy New York Municipal Money Market Fund have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS



The Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of the Fund's total assets. This strategy could prevent the Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS


This prospectus describes the Fund's main investment strategies and the particular types of securities in which the Fund mainly invests. The Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goals. These supplemental investment strategies, which are not considered to be main investment strategies of the Fund - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

FUND MANAGEMENT

ADVISER


The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $__ billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for, all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES


The Adviser is entitled to receive advisory fees with respect to the New York Municipal Money Market Fund at the annual rate of .40% of the first $750,000,000 of the Fund's average daily net assets plus .35% of average daily net assets in excess of $750,000,000.

HOW TO INVEST IN THE FUNDS



ABOUT SALES CHARGES


There are no sales charges (sometimes called front-end loads) when you buy Retail A Shares of the Fund.




SHAREHOLDER SERVICE FEES


Retail A Shares of the Fund can pay shareholder service fees at an annual rate of up to 0.50% of the Fund's Retail A Share assets. The Fund does not intend to pay more than 0.10% in shareholder service fees with respect to Retail A Shares during the current fiscal year.



[SIDENOTE:]


NET ASSET VALUE


The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares, minus the value of the Fund's liabilities attributable to Retail A Shares, divided by the number of Retail A Shares held by investors.


BUYING, SELLING AND EXCHANGING SHARES


You can buy and sell Retail A Shares of the Fund on any day that the Fund is open for business, which is any day the New York Stock Exchange, the New York Federal Reserve Bank and the principal bond markets (as recommended by the Bond Market Association) are open.


If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below. NAV is determined on each business day as of 11:00 a.m. (Eastern time) and at the close of regular trading of the New York Stock exchange (usually

4:00 p.m. Eastern time).


The Fund's assets are valued at amortized cost, which is approximately equal to market value.


HOW TO BUY SHARES


You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A financial adviser who places orders on your behalf may charge you a separate fee for their services.


If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.


You can also buy shares directly from Galaxy's distributor in any of the following ways:


BUYING BY MAIL


Complete an account application and mail it, together with a check payable to the Fund, to:


The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable slip that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund, and your account number.


If your check is returned because of insufficient funds, we'll cancel your order.


[SIDENOTE:]

MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is:

-   $2,500 for regular accounts
-   $500 for retirement plan accounts such as IRA, SEP and Keogh Plan accounts
-   $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:


Fleet National Bank
100 Federal Street
Boston, MA 02110
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
  (Account number)
  (Account registration)


Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.


Your bank or other financial institution may charge you a fee for sending funds by wire.



HOW TO SELL SHARES


You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.


If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. The financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell shares directly through Galaxy's distributor in any of the following ways:


SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:

-   The name of the Fund

-   The number of shares or the dollar amount you want to sell

-   Your account number

-   Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[SIDENOTE:]

SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-   you're selling shares worth more than $50,000,

- you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or

-   you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE


Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.


The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.


HOW TO EXCHANGE SHARES


You may exchange Retail A Shares of the Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange Retail A Shares of the Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.



TO EXCHANGE SHARES:


-   ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-   send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520



Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Fund if they are legally available in your state.


Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by the Fund instead of cash. When you sell these securities, you'll pay brokerage charges.


Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect the Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


The Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.




Distributions by the Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.


You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.




The Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from New York State and New York City personal income tax. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from any capital gains, will be subject to New York State and New York City personal income tax.




Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Fund.

OTHER STATE AND LOCAL TAX MATTERS


Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS


Retail A Shares of the Fund are available for purchase in connection with any of the following retirement plans:


- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs

-   Simplified Employee Pension Plans (SEPs)

-   Keogh money purchase and profit sharing plans

- Salary reduction retirement plans set up by employers for their employees, which are qualified under Sections 401(k) and 403(B) of the Internal Revenue Code

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.


For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


OTHER PROGRAMS


It's also easy to buy or sell shares of the Fund by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an

Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

CHECKWRITING

You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) to obtain a signature card. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your Social Security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.


You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:


    The Galaxy Fund
    P.O. Box 6520
    Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL ADVISER


Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES


Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.

INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at:
www.galaxyfunds.com


[SIDENOTE]

HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS



No financial highlights are presented for the New York Municipal Money Market Fund because the Fund had not commenced operations prior to the date of this prospectus.

[Back Cover Page]

Where to find more information


You'll find more information about the Fund in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS


Galaxy's annual and semi-annual reports contain more information about the Fund and a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains detailed information about the Fund and its policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.


You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:


The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.


You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Fund, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.


Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090


Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.





Galaxy's Investment Company Act File No. is 811-4636.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2001


GALAXY SHORT-TERM BOND FUND
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GALAXY HIGH QUALITY BOND FUND

RETAIL A SHARES, RETAIL B SHARES AND
TRUST SHARES

GALAXY CORPORATE BOND FUND

TRUST SHARES

         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2000 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES

- Prospectus for Retail A Shares and Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds dated February 28, 2001
-        Prospectus for Trust Shares of the Funds dated February 28, 2001


     The financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, on the financial statements for the fiscal years ended October 31, 2000 and 1999 are incorporated by reference into this Statement of Additional Information.

                                         TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
GENERAL INFORMATION..............................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES.............................................................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS........................................................................4
         Short-Term Bond Fund....................................................................................4
         Intermediate Government Income Fund.....................................................................5
         High Quality Bond Fund..................................................................................6
         Corporate Bond Fund.....................................................................................6
         Special Risk Considerations.............................................................................7
         Foreign Securities......................................................................................7
         Ratings.................................................................................................8
         Other Investment Policies and Risk Considerations.......................................................8
         Variable and Floating Rate Obligations..................................................................8
         U.S. Government Obligations and Money Market Instruments................................................9
         Municipal Securities...................................................................................11
         Stand-by Commitments...................................................................................13
         Repurchase and Reverse Repurchase Agreements...........................................................13
         Securities Lending.....................................................................................14
         Investment Company Securities..........................................................................15
         Derivative Securities..................................................................................15
         When-Issued, Forward Commitment and Delayed Settlement Transactions....................................17
         Asset-Backed Securities................................................................................18
         Mortgage-Backed Securities.............................................................................19
         Mortgage Dollar Rolls..................................................................................20
         Stripped Obligations...................................................................................20
         Guaranteed Investment Contracts........................................................................21
         Bank Investment Contracts..............................................................................21
         Zero Coupon Bonds......................................................................................22
         U.S. Treasury Rolls....................................................................................22
         Portfolio Turnover.....................................................................................22
INVESTMENT LIMITATIONS..........................................................................................22
VALUATION OF PORTFOLIO SECURITIES...............................................................................25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................25
         Purchases of Retail Shares and Trust Shares of the Corporate Bond Fund.................................26
         General................................................................................................26
         Customers of Institutions..............................................................................27
         Applicable Sales Charge -- Retail A Shares.............................................................27
         Computation of Offering Price - Retail A Shares........................................................29
         Quantity Discounts.....................................................................................30
         Applicable Sales Charge - Retail B Shares..............................................................32
         Characteristics of Retail A Shares and Retail B Shares.................................................33
         Factors to Consider When Selecting Retail A Shares or Retail B Shares..................................34
         Purchases of Trust Shares..............................................................................35

         Other Purchase Information.............................................................................35
         Redemption of Retail A Shares, Retail B Shares and Trust Shares........................................35
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES.........................................................36
         Exchange Privilege.....................................................................................36
         Retirement Plans.......................................................................................37
         Automatic Investment Program and Systematic Withdrawal Plan............................................38
         Payroll Deduction Program..............................................................................38
         College Investment Program.............................................................................39
         Direct Deposit Program.................................................................................39
TAXES...........................................................................................................39
         Taxation of Certain Financial Instruments..............................................................40
TRUSTEES AND OFFICERS...........................................................................................40
         Shareholder and Trustee Liability......................................................................43
INVESTMENT ADVISER..............................................................................................44
ADMINISTRATOR...................................................................................................46
CUSTODIAN AND TRANSFER AGENT....................................................................................47
EXPENSES....................................................................................................... 48
PORTFOLIO TRANSACTIONS..........................................................................................48
SHAREHOLDER SERVICES PLAN.......................................................................................49
DISTRIBUTION AND SERVICES PLAN..................................................................................51
DISTRIBUTOR.....................................................................................................53
AUDITORS........................................................................................................55
COUNSEL.........................................................................................................55
CODES OF ETHICS.................................................................................................56
PERFORMANCE AND YIELD INFORMATION...............................................................................56
         Performance Reporting..................................................................................59
MISCELLANEOUS...................................................................................................60
FINANCIAL STATEMENTS............................................................................................83
APPENDIX A.....................................................................................................A-1
APPENDIX B.....................................................................................................B-1

                               GENERAL INFORMATION

         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares of the four Funds listed on the cover page and Retail A Shares and Retail B Shares of each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. The Corporate Bond Fund is authorized to offer Retail A Shares and Trust Shares but currently offers only Trust Shares. The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds also offer Prime A Shares, Prime B Shares and BKB Shares, which are described in separate statements of additional information and related prospectuses. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES

         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Florida Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity

Fund and the New York Municipal Money Market Fund had not commenced investment operations.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class D shares (Trust Shares), Class D - Special Series 1 shares (Retail A Shares), Class D - Special Series 2 shares (Retail B Shares), Class D - Special Series 3 shares, (Prime A Shares), Class D - Special Series 4 shares (Prime B Shares) and Class D - Special Series 5 Shares (BKB Shares), each series representing interests in the Intermediate Government Income Fund; Class J - Series 1 shares (Trust Shares), Class J - Series 2 shares (Retail A Shares), Class J - Series 3 shares (Retail B Shares), Class J - Series 4 shares (Prime A Shares), Class J - Series 5 shares (Prime B Shares) and Class J - Series 6 shares (BKB Shares), each series representing interests in the High Quality Bond Fund; Class L - Series 1 shares (Trust Shares), Class L - Series 2 shares (Retail A Shares), Class L - Series 3 shares (Retail B Shares), Class L - Series 4 shares (Prime A Shares), Class L - Series 5 shares (Prime B Shares) and Class L - Series 6 shares (BKB Shares), each series representing interests in the Short-Term Bond Fund; and Class T - Series 1 shares (Trust Shares) and Class T-Series 2 shares (Retail A Shares), each series representing interests in the Corporate Bond Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (I.E., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plan" below.

         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (E.G., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove

Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus(es) may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below in the description of each Fund's investment policies and strategies and under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.


SHORT-TERM BOND FUND

         In addition to its principal investment strategies and policies as described in its Prospectuses, the Short-Term Bond Fund may also invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Consideration - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations
- Derivative Securities" below. Any
common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         The obligations of foreign banks and obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities in which the Fund may invest include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

         The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although forward currency contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

INTERMEDIATE GOVERNMENT INCOME FUND

         In addition to its principal investment strategies and policies as described in its Prospectuses, the Intermediate Government Income Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

HIGH QUALITY BOND FUND

         In addition to its principal investment strategies and policies as described in its Prospectuses, the High Quality Bond Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in the market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

CORPORATE BOND FUND

         In addition to its principal investment strategies and policies as described in its Prospectus, the Corporate Bond Fund may also invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, or by supranational banks or other organizations. Examples of supranational banks include the World Bank, the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of their tax status or prevailing economic, regulatory or other circumstances, the performance of such securities is expected to be comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in "money market" instruments.

         The value of convertible securities in which the Fund may invest fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

         The Fund may also invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risk Considerations - Foreign Securities" below. The Fund will not invest more than 20% of its net assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

         The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

         Investments by the Short-Term Bond and Corporate Bond Funds in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

         Although the Short-Term Bond and Corporate Bond Funds may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of the Funds' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Funds' foreign securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Funds make their foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Funds' foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

RATINGS

         If the rating of a security held by a Fund is downgraded below investment grade, the Fund doesn't have to sell the security unless (i) the Adviser determines under the circumstances the security is no longer an appropriate investment for the Fund, or (ii) the security, together with any securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. The Funds' investments in obligations rated below the four highest ratings assigned by S&P and Moody's have different risks than investments in securities that are rated "investment grade." Risk of loss upon default by the issuer is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment grade issuers. As a result, the market price of such securities may be particularly volatile.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. If such an instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.


         In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

         The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds.

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.


         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.



         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Funds in non-negotiable time deposits are limited to no more than

 5% of each Fund's total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For the purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.


         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations - Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper also may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

         Commercial paper also may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below.

MUNICIPAL SECURITIES

         The Funds may invest in municipal securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended (the "Code"), yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time municipal securities have outperformed, on a total return basis, comparable corporate and U.S. Government debt obligations as a result of prevailing economic, regulatory or other circumstances.

         Municipal securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "municipal securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal classifications of municipal securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         There are, of course, variations in the quality of municipal securities, both within a particular category and between categories, and the yields on municipal securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P represent such NRSRO's opinion as to the quality of municipal securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields. Municipal securities of the same maturity and interest rate with different ratings may have the same yield.

         The payment of principal and interest on most municipal securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth for each Fund.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

         VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES. Municipal securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% (15% with respect to the Corporate Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" below.

STAND-BY COMMITMENTS

         Each Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

         Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% (15% with respect to the Corporate Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" below.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

         The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

DERIVATIVE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, interest rate futures, certain asset-backed and mortgage-backed securities, certain zero coupon bonds and currency forward contracts.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

         INTEREST RATE FUTURES CONTRACTS. The Funds may enter into contracts (both purchase and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which a Fund intends to purchase will require an amount of cash and/or liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

         Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or a Fund may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to this Statement of Additional Information.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS - SHORT-TERM BOND AND CORPORATE BOND FUNDS. Because the Short-Term Bond and Corporate Bond Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Short-Term Bond and Corporate Bond Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.


         A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases and delayed settlements exceeded 25% of the value of its assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

ASSET-BACKED SECURITIES

         Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

         Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

         Each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

         To the extent consistent with its investment objective, each Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

         Each Fund, except the Corporate Bond Fund, may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

         Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the Corporate Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ZERO COUPON BONDS

         The Corporate Bond Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

         A broker/dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), TRs (Treasury Receipts), and STRIPS (Separate Trading of Registered Interest and Principal of Securities, are examples of derivative zeros. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a U.S. Government agency or a corporation in zero coupon form.


U.S. TREASURY ROLLS

         Each Fund may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that a Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each Fund intends, however, to enter into U.S. Treasury rolls only with U.S Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. Each Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.


PORTFOLIO TURNOVER

         Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.


                             INVESTMENT LIMITATIONS

         In addition to each Fund's investment objective as stated in its Prospectus(es), the following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

         No Fund may:

                  1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

                  2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. None of the Short-Term Bond, Intermediate Government Bond or High Quality Bond Funds will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                  3. Invest more than 10% (15% with respect to the Corporate Bond Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

                  4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

                  5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

                  6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

                  8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund and Corporate Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

                  9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

                  10. Invest in companies for the purpose of exercising management or control.

                  11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

         In addition to the above limitations:

                  12. The Funds, with the exception of the Short-Term Bond and Corporate Bond Funds, may not purchase foreign securities, except that the Intermediate Government Income and High Quality Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

         In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)


         With respect to Investment Limitation No. 2 above, (a) each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls and U.S. Treasury rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.

         With respect to Investment Limitation No. 4 above, no Fund intends to acquire more than 10% of the outstanding voting securities of any one issuer.

         Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% (15% with respect to the Corporate Bond Fund) limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

         Except as stated otherwise, a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                        VALUATION OF PORTFOLIO SECURITIES

         The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its
                                     -25-
principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.


         This Statement of Additional Information provides additional purchase and redemption information for Trust Shares of the Funds and Retail A Shares and Retail B Shares of the Tax-Exempt Bond, Intermediate Government Income and High Quality Bond Funds. Purchase and redemption information for Prime A Shares, Prime B Shares and BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds is provided in separate prospectuses and statements of additional information.

   PURCHASES OF RETAIL SHARES AND TRUST SHARES OF THE CORPORATE BOND FUND

GENERAL

         Investments in Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are subject to a front-end sales charge. Investments in Retail B Shares of such Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.





         PFPC Distributors has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds (collectively, "Retail Shares"). These procedures also apply to purchases of Trust Shares of the Corporate Bond Fund, in addition to the purchase information described below under "Purchases of Trust Shares." Retail Shares, as well as Trust Shares of the Corporate Bond Fund, may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others. Retail Shares, as well as Trust Shares of the Corporate Bond Fund, may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributor's procedures.


         Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for purchase, exchange or redemption of Retail A Shares of the Short-Term Bond, Intermediate Government Income and

High Quality Bond Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge with respect to Retail A Shares described in the applicable Prospectus and in this Statement of Additional Information.

CUSTOMERS OF INSTITUTIONS

         Retail Shares, as well as Trust Shares of the Corporate Bond Funds purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares, as well as Trust Shares of the Corporate Bond Fund. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of purchases and redemptions of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares, or Trust Shares of the Corporate Bond Fund through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE -- RETAIL A SHARES

         The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                     REALLOWANCE TO
                                                        DEALERS
                                                        -------
                                                       AS A % OF
                                                     OFFERING PRICE
AMOUNT OF TRANSACTION                                  PER SHARE
---------------------                                  ---------
Less than $50,000                                       4.25
$50,000 but less than $100,000                          3.75
$100,000 but less than $250,000                         2.75
$250,000 but less than $500,000                         2.00
$500,000 but less than $1,000,000                       1.75
$1,000,000 and over                                     1.00

         The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.


         Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers, whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

         In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:


         - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;


         - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

         - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation, and any of its affiliates and members of their immediate families;

         - purchases by officers, directors, employees and retirees of PFPC, Inc. and members of their immediate families;

         - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

         - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

         - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

         - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.

COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

         An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 2000 and the maximum front-end sales charge of 4.75%, is as follows:


                                                                   Short-Term              Intermediate Government
                                                                    Bond Fund                    Income Fund
                                                                    ---------          -------------------------------
Net Assets...........................................               $20,393,852                   $47,548,207

Outstanding Shares...................................                $2,069,294                    $4,780,629

Net Asset Value Per Share............................                     $9.86                         $9.95

Sales Charge (4.75% of
the offering price)..................................                     $0.49                         $0.50

Offering Price to Public.............................                    $10.35                        $10.45

                                                                  High Quality
                                                                    Bond Fund
                                                                  ------------
Net Assets...........................................               $33,429,355

Outstanding Shares...................................                $3,229,142

Net Asset Value Per Share............................                    $10.35

Sales Charge (4.75% of
the offering price)..................................                     $0.52

Offering Price to Public.............................                    $10.87

QUANTITY DISCOUNTS

         Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.


         In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.


         RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.


         PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the

Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge.
To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.


         QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

         REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

         Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

         Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

         GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                       REALLOWANCE
                                                                 TOTAL SALES CHARGE                    TO DEALERS
                                                    ---------------------------------------------      ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
---------------------                                    ---------              ---------               ---------
50,000 but less than 250,000...................             3.00                   3.09                   3.00

250,000 but less than 500,000..................             2.75                   2.83                   2.75

500,000 but less than 750,000..................             2.50                   2.56                   2.50

750,000 and over...............................             2.00                   2.04                   2.00

         To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.



         A qualified group is a group that (i) has at least 50,000 members,
(ii) was not formed for the purpose of buying Fund shares at a reduced sales charge, (iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.


APPLICABLE SALES CHARGE - RETAIL B SHARES


         The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within six years of purchase with respect to Retail B Shares purchased prior to January 1, 2001 or within seven years of purchase with respect to Retail B Shares purchased on or after January 1, 2001. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.



         The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.


         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to
Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail A Shares and Retail B Shares - Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

         The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

         Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 4.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .15% of the Fund's average daily net assets attributable to its Retail A Shares.

         Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years or seven years of investment, depending on whether the Retail B Shares were purchased prior to January 1, 2001 or on or after January 1, 2001. See the applicable Prospectus and "Applicable Sales Charges -- Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.



         Retail B Shares of a Fund purchased prior to January 1, 2001 will convert automatically to Retail A Shares of the Fund six years after purchase. Retail B Shares of a Fund purchased on or after January 1, 2001 will convert automatically to Retail A Shares eight years after purchase. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be, after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.


         Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge -- Retail B Shares") are also converted at the earlier of two dates -- (1) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distributions on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail B Shares purchased on or after January 1, 2001 or
(2) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES



         Investors deciding whether to purchase Retail A Shares or Retail B Shares of the Funds, should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.


         Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in a Fund than purchasers of Retail B Shares in the Fund.

         As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund purchased on or after January 1, 2001 would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Retail B Shares purchased prior to January 1, 2001 for more than eight years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such eight-year period.


                            PURCHASES OF TRUST SHARES


         Trust Shares of the Funds are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which the Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and the purchasing Institution are open ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.


                           OTHER PURCHASE INFORMATION

         On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

        REDEMPTION OF RETAIL A SHARES, RETAIL B SHARES AND TRUST SHARES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares of the

Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission ("SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or
(c) the SEC by order has permitted such suspension.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

             INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES


         The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds.


EXCHANGE PRIVILEGE



         Generally, the minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.


         An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information.
Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

         Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

         INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAs") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

         SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

         MULTI-EMPLOYEE RETIREMENT PLANS ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

         KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

         Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

         The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by an investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day.
Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


         The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent, (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.


PAYROLL DEDUCTION PROGRAM

         To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from an investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

         Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PDI (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to certain financial instruments and futures contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     ------------               -----------------------
Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 67                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy  Fund II.

John T. O'Neill(1)                           President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI 02889                                                       manufacturer) until December 1999; Trustee,
Age 56                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     ------------               -----------------------
Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 60                                                                  Galaxy Fund II.

Kenneth A Froot                              Trustee                    Professor of Finance, Harvard University;
Harvard Business School                                                 Trustee; The Galaxy VIP Fund; Trustee,
Soldiers Field                                                          Galaxy Fund II
Boston, MA  02163
Age 43

Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 75                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
Astra Ventures, Inc.                                                    Incorporated (land development); President,
70 South Main Street                                                    The Astra Ventures, Incorporated
Providence, RI 02903-2907                                               (previously, Buffinton Box Company -
Age 59                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island
                                                                        Investment Commission; Trustee,
                                                                        The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker
One Logan Square                                                        Biddle & Reath LLP, Philadelphia,
18th & Cherry Streets                                                   Pennsylvania.
Philadelphia, PA 19103
Age 58

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     ------------               -----------------------
William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 47

-------------------------
1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each Trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC or Fleet or its affiliates receives any compensation from Galaxy for acting as an officer. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.


===================================== ========================== ================== ========================
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    from Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund      Complex**Paid to
      Name of Person/Position                from Galaxy             Expenses              Trustees
      -----------------------                     ------             --------              --------
------------------------------------- -------------------------- ------------------ ------------------------
Bradford S. Wellman
Trustee*                                       $55,366                 None                 $59,750
------------------------------------- -------------------------- ------------------ ------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                           $60,000                 None                 $64,750
------------------------------------- -------------------------- ------------------ ------------------------
Donald B. Miller***
Trustee                                        $56,293                 None                 $60,750
------------------------------------- -------------------------- ------------------ ------------------------
Rev. Louis DeThomasis
Trustee                                        $55,366                 None                 $59,750
------------------------------------- -------------------------- ------------------ ------------------------
John T. O'Neill
President, Treasurer
and Trustee                                    $57,683                 None                 $62,250
------------------------------------- -------------------------- ------------------ ------------------------
James M. Seed***
Trustee                                        $56,293                 None                 $60,750
------------------------------------- -------------------------- ------------------ ------------------------
------------------------------------- -------------------------- ------------------ ------------------------
Kenneth A. Froot****                             $0                    None                   $0
Trustee
===================================== ========================== ================== ========================

-------------

* Mr. Wellman resigned as Trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000. He currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 50 separate portfolios as of October 31, 2000.


*** Deferred compensation (including interest) in the amounts of $99,047 and $110,100 accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.


**** Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However,

Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                               INVESTMENT ADVISER

         Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.


         For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of each Fund. During the last three fiscal years, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999             1998
----                                                                    ----             ----             ----
Short-Term Bond.............................................           $418,685         $335,221          $390,913
Intermediate Government Income..............................         $2,054,829       $1,674,194        $1,582,909
High Quality Bond...........................................         $2,237,789       $1,544,510        $1,294,758
Corporate Bond..............................................           $471,532         $454,347          $489,512


         During the last three fiscal years, Fleet waived advisory fees with respect to such Funds as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999             1998
----                                                                    ----             ----             ----
Short-Term Bond.............................................          $192,389         $121,931          $142,191
Intermediate Government Income..............................          $747,211         $608,798          $575,603
High Quality Bond...........................................          $813,741         $561,640          $470,821
Corporate Bond..............................................          $171,466         $165,217          $178,004


         During the last three fiscal years, Fleet reimbursed expenses with respect to such Funds as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Short-Term Bond.............................................             $0               $0               $111
Intermediate Government Income..............................             $0               $0                 $0
High Quality Bond...........................................             $0               $0                 $0
Corporate Bond..............................................             $0               $0                 $0

         The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

                                  ADMINISTRATOR

         PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Financial Services Group.

         PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following rates:

                        COMBINED AVERAGE DAILY NET ASSETS            ANNUAL RATE
                        ---------------------------------            -----------
                        Up to $2.5 billion......................        0.090%
                        From $2.5 to $5 billion.................        0.085%
                        From $5 to $12 billion..................        0.075%
                        From $12 to $15 billion.................        0.065%
                        From $15 to $18 billion.................        0.060%
                        From $18 billion to $21 billion.........       0.0575%
                        Over $21 billion........................       0.0525%



PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.


         From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 2000, PFPC received administration fees at the effective annual rate of 0.08% of each Fund's average daily net assets. During the last three fiscal years, the following Funds paid PFPC administration fees (net of fee waivers) as set forth below:



                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Short-Term Bond.............................................            $56,947          $45,886           $57,228
Intermediate Government Income..............................           $262,655         $229,022          $231,595
High Quality Bond...........................................           $284,931         $211,269          $189,406
Corporate Bond..............................................           $642,998          $61,835           $71,640

         Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon approval of Galaxy's Board of Trustees.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Short-Term Bond and Corporate Bond Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

         Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

         PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

         Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank will be paid $21.00 per year for each defined contribution plan participant sub-account. For the fiscal year ended October 31, 2000, Fleet Bank received $394,722 from the Funds for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.

                                    EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 2000, the following funds held the securities set forth below:


------------------------------------------- -------------------------- --------------- -------------------------------
              BROKER/DEALER                     TYPE OF SECURITY           VALUE                    FUND
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Associates Corp. of North America           Corporate Note                  $986,260   Short-Term Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Associates Corp. of North America           Corporate Note                $2,428,125   Short-Term Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Chase Manhattan Corp.                       Corporate Note                  $972,500   Intermediate Government
                                                                                       Income Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Chase Credit Card Master Trust              Asset-Backed Security         $4,592,778   Intermediate Government
                                                                                       Income Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Chase Credit Card Master Trust              Asset-Backed Security         $3,008,430   Intermediate Government
                                                                                       Income Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Associates Corp. of North America           Corporate Note                $2,017,500   High Quality Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Associates Corp. of North America           Corporate Note                  $997,500   High Quality Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Chase Manhattan Corp.                       Corporate Note                  $972,500   High Quality Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Associates Corp. of North America           Corporate Note                  $491,250   Corporate Bond
------------------------------------------- -------------------------- --------------- -------------------------------
------------------------------------------- -------------------------- --------------- -------------------------------
Associates Corp. of North America           Corporate Note                  $500,625   Corporate Bond
------------------------------------------- -------------------------- --------------- -------------------------------

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                            SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.


         Although the Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2000, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.


         Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

         During the last three fiscal years, Galaxy made payments to Service Organizations (net of expense reimbursements) with respect to Retail A Shares as shown in the table below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Short-Term Bond..............................................          $30,165          $37,626           $41,334
Intermediate Government Income(1)............................          $66,775          $87,475           $97,753
High Quality Bond(1).........................................          $50,775          $59,319           $52,525


(1) For the fiscal years ended October 31, 2000 and 1999, Fleet and its affiliates reimbursed fees of $4,826 and $6,771, respectively, with respect to the High Quality Bond Fund. For the fiscal year ended October 31, 2000, Fleet and its affiliate reimbursed fees of $3,405 with respect to the Intermediate Government Income Fund.

         Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds (the "12b-1 Plan"). Under the 12b-1 Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.


         Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to a Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.


         Payments for distribution expenses under the 12b-1 Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

         During the last three fiscal years, Retail B Shares of the Funds paid the following distribution fees under the 12b-1 Plan:



                                                                                FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                        2000           1999            1998
----                                                                        ----           ----            ----
Short-Term Bond...................................................         $5,986         $5,699          $6,185
Intermediate Government Income....................................         $9,075         $3,865             *
High Quality Bond.................................................        $38,817        $43,211         $22,171

* Retail B Shares were not offered during the period.


         During the last three fiscal years, Retail B Shares of the Funds paid the following shareholder servicing fees (net of expense reimbursements) under the 12b-1 Plan:


                                                                                FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                      2000(1)        1999(2)           1998
----                                                                      -------        -------           ----
Short-Term Bond...................................................         $1,088           $415          $1,427
Intermediate Government Income....................................           $237          $ - -             *
High Quality Bond.................................................         $4,423         $3,218          $5,116

* Retail B Shares were not offered during the period.

(1) For the fiscal year ended October 31, 2000, Fleet and its affiliates reimbursed shareholder servicing fees of $191 for the Short-Term Bond Fund, $1,834 for the Intermediate Government Income Fund and $3,989 for the High Quality Bond Fund.

(2) For the fiscal year ended October 31, 1999, Fleet and its affiliates reimbursed shareholder servicing fees of $786 for the Short-Term Bond Fund, $874 for the Intermediate Government Income Fund and $5,766 for the High Quality Bond Fund.

All amounts paid under the 12b-1 Plan for these periods were attributable to payments to broker-dealers.

         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the 12b-1 Trustees and is terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by PFPC Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.




                                   DISTRIBUTOR

         PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


         Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2002, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds.


         Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the front-end sales charges on the sale of Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. During the last three fiscal years, FD Distributors and/or PFPC Distributors received front-end sales charges in connection with Retail A Share purchases as follows:



                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Short-Term Bond...............................................         $9,852           $17,651          $32,006
Intermediate Government Income................................        $17,221           $56,921          $46,625
High Quality Bond.............................................        $25,545           $84,657          $95,494




FD Distributors and/or PFPC Distributors retained none of the amounts shown in the table above.




         PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. During the last three fiscal years, FD Distributors and/or PFPC Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows:




                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Short-Term Bond...............................................         $1,978           $7,495            $2,849
Intermediate Government Income................................         $7,110           $2,953               *
High Quality Bond.............................................        $37,634          $47,278            $9,250

-----------------
*        Retail B Shares were not offered during the period.

FD Distributors and PFPC Distributors retained none of the amounts shown in the table above.


         The following table shows all sales charges, commissions and other compensation received by PDI and/or FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 2000:


                                                                        Brokerage
                                Net                                   Commissions in
                            Underwriting         Compensation on        Connection
                           Discounts and          Redemption and         with Fund                   Other
Fund                       Commissions(1)          Repurchase(2)        Transactions             Compensation(3)
----                       --------------          -------------        ------------             ---------------
Short-Term                     $11,830                 $1,978                   $0                   $37,875
  Bond
Intermediate                   $24,331                 $7,110                   $0                   $82,077
  Government
  Income
High Quality                   $63,179                $37,634                   $0                  $104,472
  Bond
Corporate Bond                      $0                  N/A                     $0                        $0

----------------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 2000, which includes fees accrued in the fiscal year ended October 31, 1999 which were paid in 2000 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).


                                    AUDITORS

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds (the "Annual Report") and incorporated by reference into this Statement of Additional Information for the fiscal years ended October 31, 2000 and 1999 have been audited by Ernst & Young LLP.


                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                                 CODES OF ETHICS



         Galaxy and Fleet have adopted codes of ethics pursuant to Rule 17j-l under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The codes of ethics are on public file with, and are available from, the SEC's Public Reference Room in Washington, D. C.


                        PERFORMANCE AND YIELD INFORMATION

         Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

         The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:
                                                  6
                             YIELD = 2[(a-b)/cd+1)  - 1]


Where:               a =     dividends and interest earned by a Fund during the
                             period;

                     b =     expenses accrued for the period (net of
                             reimbursements);

                     c = average daily number of shares outstanding during the period, entitled to receive dividends; and

                     d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

         Based on the foregoing calculation, the standard yields for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds for the 30-day period ended October 31, 2000 were as set forth below:


FUND                                                                  RETAIL A         RETAIL B           TRUST
----                                                                  --------         --------           -----
Short-Term Bond...............................................         5.43%             4.88%            5.91%
Intermediate Government Income................................         5.39%             4.84%            5.90%
High Quality Bond.............................................         5.57%             5.15%            6.07%
Corporate Bond................................................          N/A               N/A             6.18%

----------------------
*        The Corporate Bond Fund does not offer Retail A Shares or Retail B
         Shares.

         Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                       T =  [(ERV/P)-1]TO THE POWER OF 1/n


               Where:  T =  average annual total return;

                     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                       P =  hypothetical initial payment of $1,000; and

                       n = period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


         Aggregate Total Return =   [(ERV/P) - l]


         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.


         The aggregate total returns for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds from the date of initial public offering to October 31, 2000 are set forth below:


FUND                                                                  RETAIL A         RETAIL B           TRUST
----                                                                  --------         --------           -----
Short-Term Bond...............................................          48.23%(1)         18.17%(2)        57.87%(1)
Intermediate Government Income................................         112.26%(3)          0.53%(4)       125.72%(3)
High Quality Bond.............................................          88.13%(5)         19.99%(2)        99.55%(5)
Corporate Bond................................................           *                 *               46.86%(6)

----------------------

*        The Corporate Bond Fund does not offer Retail A Shares or Retail B
         Shares.
(1) For the period from December 30, 1991 (initial public offering date) through October 31, 2000.
(2) For the period from March 4, 1996 (initial public offering date) through October 31, 2000.
(3) For the period from September 1, 1988 (initial public offering date) through October 31, 2000.
(4) For the period November 1, 1998 (initial public offering date) through October 31, 2000.
(5) For the period from December 14, 1990 (initial public offering date) through October 31, 2000.
(6) For the period from December 12, 1994 (initial public offering date) through October 31, 2000.

         The average annual total returns for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds for the one-year, five-year and ten-year periods (as applicable) are as set forth below:

                                       RETAIL A                      RETAIL B                       TRUST
FUND                         ONE-YEAR  FIVE-YEAR TEN-YEAR  ONE-YEAR  FIVE-YEAR TEN-YEAR  ONE-YEAR  FIVE-YEAR TEN-YEAR
----                         --------  --------- --------  --------  --------- --------  --------  --------- --------
Short-Term Bond..........     0.75%     3.95%      N/A      0.02%      N/A       N/A      6.04%     5.21%      N/A
Intermediate Government
Income...................     1.94%     4.13%     6.14%     -6.32%     N/A       N/A      7.29%     5.43%     6.80%
High Quality Bond........     1.97%     4.32%      N/A      1.37%      N/A       N/A      7.27%     5.51%      N/A
Corporate Bond...........       *         *         *         *         *         *       5.69%     5.22%       *

----------------------
*        The Corporate Bond Fund does not offer Retail A Shares or Retail B
         Shares.

PERFORMANCE REPORTING

         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

         Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds.

         The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

         The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                  MISCELLANEOUS

         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of February 13, 2001, the name and address and percentage ownership of the entities or persons that held of record or beneficiary more than 5% of the outstanding shares of each class of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    TRUST SHARES                       99.74%
    Fleet National Bank
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL B SHARES
    Steven R. Schwartz                  5.49%
    2393 Lake Elmo Avenue N.
    Lake Elmo, MN 55042-8407

    BKB SHARES
    James H. Furneaux &                 5.56%
    Carol S. Furneaux
    JTTEN
    810 Concord Road
    Carlisle, MA  01741-1523

    Mellon Bank (DE) NA                 5.48%
    Enhanced Cash Fund
    Wilshire Enhanced Tax
    Index Trust
    135 Sentilli Highway
    Everett, MA 02149-1906

TAX-EXEMPT MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank               100.00%
    P.O. Box 92800
    Rochester, NY 14692-8900

    BKB SHARES
    Bob & Co.                           8.88%
    Treasury
    Attn:  A.J. Ferullo
    100 Federal St #01-12-02
    Mailstop: MADE 10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gilbert L. Wade                     5.68%
    143 Avenue B
    Apartment 6A
    New York, NY 10009-5026

GOVERNMENT MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.33%
    P.O. Box 92800
    Rochester, NY 14692-8900

U.S. TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                95.94%
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL A SHARES
    US Clearing A Division             15.58%
    of Fleet Securities Inc.
    26 Broadway
    New York, NY 10004-1703

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                18.81%
    P.O. Box 92800
    Rochester, NY  14692-8900

    Bob & Co.                           7.80%
    Treasury Attn: A. J. Ferullo
    100 Federal St #01-13-07
    Mail Stop: MADE10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Fleet Bank Omnibus                 60.20%
    Steven P. Suchecki
    20 Church Street
    Hartford, CT  06103

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.93%
    P.O. Box 92800
    Rochester, NY 14692-8900

INSTITUTIONAL MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                24.45%
    P.O. Box 92800
    Rochester, NY 14692-8900

    US Clearing A Division Of           7.29%
    Fleet Securities Inc.
    26 Broadway
    New York, NY  10004-1703

    Bob & Co. Treasury                 45.11%
    Mail Stop: MADE 10013E
    Attn:  A.J. Ferullo
    100 Federal Street
    #01-13-07
    Boston, MA  02110-1802

    Tweeter HomeEntertainment           5.03%
    Group Financing Company
    Trust
    10 Pequot Way
    Canton, MA  02021-2306

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MASSACHUSETTS MUNICIPAL
    MONEY MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                36.40%
    P.O. Box 92800
    Rochester, NY 14692-8900

    U.S. Clearing A Division of        20.57%
    Fleet Securities, Inc.
    26 Broadway
    New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY
    MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                45.35%
    P.O. Box 92800
    Rochester, NY  14692-8900

    William L. Bucknall                 5.05%
    Norma Lee Bucknall
    5 Oak Ridge Dr.
    Bethany, CT  06524-3117

EQUITY VALUE FUND
    TRUST SHARES
    Gales & Co.                        69.22%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        10.66%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

EQUITY GROWTH FUND
    TRUST SHARES
    Gales & Co.                        67.14%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.37%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        15.24%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of           5.80%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th Street, Apt. 359
    Baltimore, MD 21211-2176

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    NH Bragg & Sons                    87.06%
    401(K) Profit Sharing Plan
    Lawrence S. Cronkite and
    John Bragg TTEES
    92 Perry Road
    P.O. Box 927
    Bangore, ME 04402-0927

    PRIME B SHARES
    US Clearing A Division of          19.22%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          12.42%
    Fleet Securities Inc.
    FBO# 166-31108-21
    Frank Catanho, Trustee of
    the Frank Catanho
    1996 Trust Dated 10/22/96
    24297 Mission Blvd.
    Hayward, NY 94544-1020

    US Clearing A Division of          12.06%
    Fleet Securities Inc.
    FBO# 024-90318-16
    Lynn C. Sherrie
    P.O. Box 316
    Wilson, NY 14172-0316

    US Clearing A Division of          10.40%
    Fleet Securities Inc.
    FBO# 221-00085-18
    Walter M. Swiecicki &
    Cathleen Swiecicki  JT WROS
    119 Old Beekman Road
    Monmouth Junction, NJ
    08852-3114

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           5.71%
    Fleet Securities Inc.
    FBO# 244-90004-19
    W P Fleming
    66500 E 253rd
    Grove, OK 74344-6163

    US Clearing Corporation             5.62%
    FBO# 131-98122-18
    Elaine B. Odessa
    9 Newman Road
    Pantucket, RI 02860-6183

GROWTH FUND II
    TRUST SHARES
    Gales & Co.                        19.67%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        10.25%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        69.61%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           9.32%
    Fleet Securities Inc.
    FBO# 245-94671-10
    Elliot Entner
    16 Paul Revere Road
    Sharon, MA 02067-2213

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Kie Y Ahn                          16.50%
    Bok S Ahn JT WROS
    639 Quaker Street
    Chappaqua, NY 10514-1507

    RETAIL B SHARES
    US Clearing A Division of           6.73%
    Fleet Securities Inc.
    FBO 979-00486-16
    Joseph Papai Jr.
    918 Lee Avenue
    North Brunswick, NJ
    08902-2351

    Fleet Bank NA                       5.07%
    Cust of the Rollover IRA
    FBO Juan Rosai
    25 Crestview Dr.
    North Haven, CT  06473

EQUITY INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        33.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        12.03%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    TRUST SHARES
    Gales & Co.                        30.92%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        27.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.73%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    Charles Schwab & Co. Inc.          10.14%
    Special Custody Acct. for
    Exclusive of Customers
    Attn: Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122

    PRIME A SHARES                     80.62%
    US Clearing A Division of
    Fleet Securities Inc.
    FBO 125-98055-11
    Albert F Twanmo
    6508 81st St.
    Cabin John, MD 20818-1203

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.83%
    Fleet Securities Inc.
    FBO 136-99157-13
    Jon-Paul Dadaian
    178 Clarken Drive
    West Orange, NJ 07052-3441

    PRIME B SHARES US
    Clearing A Division of             69.62%
    Fleet Securities Inc.
    FBO# 102-59241-17
    Church & Friary of St.
    Francis of Assisi
    c/o Fr. Peter Brophy OFM
    135 West 31st St.
    New York, NY 10001-3405

    US Clearing Corp                    5.46%
    FBO# 244-90026-13
    Guido Guinasso
    418 College Avenue
    San Francisco, CA  94112-1114

    BKB SHARES
    National Financial                  5.59%
    Services Corp
    For the Exclusive Benefit of
    Customers
    P.O. Box 3908
    Church Street Station
    New York, NY 10008-3908

GROWTH AND INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        41.18%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.23%
    Fleet Securities Inc.
    FBO# 160-27022-17
    Linda Shaw, Trustee for the
    Linda J Shaw Trust
    920 Meadows Road
    Geneva, IL 60134-3052

    US Clearing A Division of          28.37%
    Fleet Securities Inc.
    FBO# 113-27816-16
    Pamela M Fein
    68 Oak Ridge Drive
    Bethany, CT 06524-3118

    US Clearing A Division of          25.85%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    PRIME B SHARES
    US Clearing A Division of          29.97%
    Fleet Securities Inc.
    FBO# 147-97497-13
    Martin Allen Sante
    8858 Moanalua Way
    Diamondhead, MS 39525

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          18.15%
    Fleet Securities Inc.
    FBO# 103-31744-16
    Irwin Luftig & Elaine Luftig
    6119 Bear Creek Ct
    Lake Worth, FL 33467-6812

    US Clearing A Division of          16.81%
    Fleet Securities Inc.
    FBO# 148-28677-18
    Linda M. Berke & Michael E.
    Berke JT TEN
    30941 Westwood Road
    Farmington Hills, MI
    48331-1466

    US Clearing A Division of          16.40%
    Fleet Securities Inc.
    FBO# 147-29019-15
    Walter W Quan
    2617 Skyline Drive
    Lorain, OH 44053-2243

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 013-90166-12
    Florence G. St. Onge
    34 Cedar Lane
    Warren, RI 02885-2236

    US Clearing A Division of           6.04%
    Fleet Securities Inc.
    FBO# 108-00116-10
    Michael Kennedy &
    Carleen Kennedy    JT WROS
    12 Walton Avenue
    Locust Valley, NY 11560-1227

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
ASSET ALLOCATION FUND
    TRUST SHARES
    Gales & Co.                        92.05%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.52%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          30.60%
    Fleet Securities Inc.
    FBO# 114-97238-17
    Sara Mallow
    6415 NW 24th Street
    Boca Raton, FL 33434-4320

    US Clearing A Division of          21.95%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    US Clearing Corp                   11.21%
    FBO 170-01663-15
    Nicholas G. Roselli
    216 Root Road
    Westfield, MA 01085-9832

    US Clearing A Division of          14.97%
    Fleet Securities Inc.
    FBO 194-97099-17
    James Kenneth Winter
    2523 Greenridge Dr.
    Belden, MS  08826-9530

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    U.S. Clearing Corp.                 5.21%
    FBO 155-98529-16
    Frederick B. Gatt
    144 Jay Street
    Albany, NY 12210-1806

    PRIME B SHARES
    US Clearing A Division of          10.93%
    Fleet Securities Inc.
    FBO# 138-97818-14
    Carol Y Foster
    524 Marie Avenue
    Blountstown, FL 32424-1218

    US Clearing A Division of          10.43%
    Fleet Securities Inc.
    FBO# 102-92974-11
    Ann E Herzog
    74 Tacoma Street
    Staten Island, NY 10304-4222

    US Clearing A Division of           6.95%
    Fleet Securities Inc.
    FBO# 166-98559-16
    Ann P Sargent
    422 Los Encinos Avenue
    San Jose, CA 95134-1336

    US Clearing A Division of           6.75%
    Fleet Securities Inc.
    FBO# 166-97970-19
    Alicia E Schober
    10139 Ridgeway Drive
    Cupertino, CA 95014-2658

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.19%
    Fleet Securities Inc.
    FBO# 181-01324-13
    Paul R Thornton & Karin Z
    Thornton JT TEN
    1207 Oak Glen Lane
    Sugar Land, TX 77479-6175

    US Clearing Corp                    5.15%
    FBO# 013-00189-14
    David Paquin & Susan
    Paquin JT TEN
    Attn: Paul D Nunes VP
    100 Westminister St.
    RI/MO/F026
    Providence, RI 02903-2318

SMALL COMPANY EQUITY FUND
    TRUST SHARES
    Gales & Co.                        62.31%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        25.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        10.70%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    TRUST SHARES
    Gales & Co.                        44.32%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.34%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th, Apt. 359
    Baltimore, MD 21211-2176

    US Clearing A Division of          23.99%
    Fleet Securities Inc.
    FBO# 155-03619-17
    Frederick W Geissinger
    601 NW 2nd Street
    Evansville, IN 47708-1013

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.00%
    Fleet Securities Inc.
    FBO# 103-97564-14
    Thomas X McKenna
    170 Turtle Creek Drive
    Tequesta, FL 33469-1547

    US Clearing A Division of          11.81%
    Fleet Securities Inc.
    FBO# 103-31296-18
    Edward U Roddy III
    109 Angler Avenue
    Palm Beach, FL 33480-3101

    PRIME B SHARES
    US Clearing A Division of          12.40%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          10.88%
    Fleet Securities Inc.
    FBO #162-27769-10
    Gilbert Shue & Eva
    Shue-Trustees
    Shue FamilyTrust-DTD
    11/8/84
    10119 Riverside Dr.
    Ontario, CA  91761-7814

    US Clearing A Division of           8.40%
    Fleet Securities Inc.
    FBO# 107-30623-15
    Andrejs Zvejnieks
    2337 Christopher Walk
    Atlanta, GA 30327-1110

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.54%
    Fleet Securities Inc.
    FBO# 223-97395-15
    Rufus O. Eddins, Jr.
    360 Dominion Circle
    Knoxville, TN 37922-2750

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 221-97250-13
    Michael A Veschi
    106 Exmoor Court
    Leesburg, VA 20176-2049

    US Clearing Corp                    5.74%
    FBO# 138-30212-17
    Virginia Godenrath T.O.D.
    Robert Godenrath
    5925 Shore Boulevard South
    #104
    Gulfport, FL 33707-5904

    US Clearing Corp                    5.01%
    FBO# 108-98907-17
    Linda Lecessi - Karp
    141 Norwood Avenue
    Malverne, NY 11565-1422

STRATEGIC EQUITY FUND
    TRUST SHARES
    Gales & Co.                        92.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.60%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    US Clearing A Division of           5.85%
    Fleet Securities Inc.
    FBO 978-12453-12
    Violet K. Saidnehr
    260 Middle Neck Road
    Great Neck, NY  11021-1175

PAN-ASIA FUND
    TRUST SHARES
    FIM Funding, Inc.                 100.00%
    Attn:  Richard Joseph
    150 Federal Street
    Boston, MA  02109

    RETAIL A SHARES
    Anthony P. Vericco                  6.41%
    & Antonia Vericco JTWROS
    32 Susan Drive
    Saugus, MA 01906

    John J. Mancini                    13.42%
    Anthony Mancini JT TEN
    114 Alpine Road
    Portland, ME 04103-2804

    Fleet Bank                          8.27%
    Cust For the IRA Plan FBO
    Susan A. Bird
    30 Lafayette Ave
    Somerset, NJ 08873-2556

    Adelaide Donohue &                 40.14%
    Matthew Donohue
    JT WROS
    PO Box 230
    Southampton , NY 11969

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Striplin Family Trust               5.57%
    Dave Striplin & Kristin
    Striplin JT WROS PDAA
    U/T/A DTD 1-22-2001
    1705 Vista Del Monte
    Aubum, CA 95603-6104

    RETAIL B SHARES
    Fleet Bank NA                      51.72%
    Cust of the Rollover IRA
    FBO Ben V. Phan
    120 Stoughton Street
    Dorchester, MA 02125-1900

    FIM Funding, Inc.                   9.15%
    Attn:  Richard Joseph
    150 Federal Street
    4th Floor
    Boston, MA  02109

    US Clearing A Division of           9.61%
    Fleet Securities Inc.
    FBO 245-901434-13
    Anthony M. Savoy
    103 Oak Street
    Indian Orchard, MA
    01151-1538

    US Clearing A Division of          21.92%
    Fleet Securities Inc.
    FBO 245-94856-17
    Daniel Coletti
    465 Lexington Street
    Waltham, MA 02452

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERMEDIATE GOVERNMENT
    INCOME FUND
    TRUST SHARES
    Gales & Co.                        63.84%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        21.29%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        14.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL B SHARES
    Fleet Bank NACust of                8.30%
    Rollover IRA
    FBO Joel J. Corriveau Sr.
    28 Louise Ave
    Mathuen, MA 01844

    BKB SHARES
    Boott Mills                         8.20%
    c/o Richard D. Leggat
    25th Floor
    150 Federal Street
    Boston, MA  02110-1745

    Pipe Fitters Local 537              8.80%
    Health & Welfare Fund
    35 Travis Street #1
    Allston, MA  02134-1251

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
HIGH QUALITY BOND FUND
    TRUST SHARES
    Gales & Co.                        32.63%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.02%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        48.87%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          19.45%
    Fleet Securities Inc.
    FBO# 103-30971-12
    Doris G Schack
    FBO - Doris G Schack Living
    Trust
    9161 East Evans
    Scottsdale, AZ 85260-7575

    US Clearing A Division of          54.49%
    Fleet Securities Inc.
    FBO# 132-90090-11
    Virginia Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.99%
    Fleet Securities Inc.
    FBO# 013-02964-11
    Jane L Grayhurst
    770 Boylston St., Apt 10G
    Boston, MA 02199-7709

    US Clearing A Division of          16.92%
    Fleet Securities Inc.
    FBO 132-47141-10
    Virginia A. Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

    PRIME B SHARES
    US Clearing A Division of          33.43%
    Fleet Securities Inc.
    FBO# 200-70099-19
    Neil C Feldman
    11 Cottage Lane
    Marlboro, NJ 07746-2124

    US Clearing A Division of          13.49%
    Fleet Securities Inc.
    FBO# 119-97697-10
    Ira Zornberg
    4219 Nautilus Avenue
    Brooklyn, NY 11224-1019

    US Clearing A Division of          12.79%
    Fleet Securities Inc.
    FBO# 147-24459-13
    Jay Robert Klein
    26800 Amhearst Circle #209
    Cleveland, OH 44122-7572

    US Clearing A Division of          14.37%
    Fleet Securities Inc.
    FBO# 230-02116-18
    Marjorie Dion
    301 Raimond Street
    Yaphank, NY 11980-9725

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.60%
    Fleet Securities Inc.
    FBO# 157-98031-13
    Patricia Fusco
    112 E. Chapel Avenue
    Cherry Hill, NJ 08034-1204

    US Clearing A Division of           6.37%
    Fleet Securities Inc.
    FBO# 238-97175-19
    Marie Gottfried
    10208 Andover Coach
    Circle H-2
    Lake Worth, FL 33467-8158

SHORT-TERM BOND FUND
    TRUST SHARES
    Gales & Co.                        32.42%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        55.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        11.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    Chelsea Police Relief              13.56%
    Assoc.
    John R. Phillips Treas. &
    Michael McCona Clerk
    180 Crescent Avenue
    Chelsea, MA  02150-3017

    Josue Colon Cust                    7.87%
    Hazel Colon UGMA CT
    400 Lasalle St
    New Britain, CT  06051-1316

    Elizabeth Mugar                     7.19%
    10 Chestnut St.
    Apt. 1808
    Springfield, MA  01103-1709

    US Clearing A Division of           5.28%
    Fleet Securities Inc.
    FBD 979-99169-12
    Andrew Crill
    P.O. Box 51-31 Bedle St.
    Belle Mead, NJ 08502-0051

    US Clearing Corp                    5.32%
    FBO 979-14631-11
    Frrank Badics & Theresa
    Badics JT TEN
    9 Elmwood Drive
    Milltown, NJ 08850-1636

TAX-EXEMPT BOND FUND
    TRUST SHARES
    Gales & Co.                        37.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        25.16%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        36.26%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           5.81%
    Fleet Securities Inc.
    FBO 979-14339-16 JTTEN
    Charles Dagraca & Barbara
    Dagraca
    20 William Penn Rd.
    Warren, NJ 07059-5079

    RETAIL B SHARES
    Sylvia Fendler                     11.00%
    72 Brinkerhoff Ave.
    Stamford, Ct. 06905

    Frances E. Stady                    5.62%
    P.O. BOX 433
    3176 Main St.
    Yorkshire, NY  14173-0433

INTERMEDIATE TAX-EXEMPT
    BOND FUND
    TRUST SHARES
    Gales & Co.                         6.58%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        91.39%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

    RETAIL A SHARES
    PFPC Inc.                          96.45%
    Attn: William Greilich
    4400 Computer Drive
    Westboro, MA  01581

    BKB SHARES
    Charles Schwab & Co.               31.94%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Richard F. Messing                  5.73%
    3310 South Ocean Blvd.
    Apartment # 532
    Highland Beach, FL 33487

CONNECTICUT MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        72.28%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        27.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL A SHARES
    US Clearing Corp.                   9.22%
    FBO 245-05810-18
    Jean N. Konstantino and
    Theodore P. Konstantino
    JT TEN
    44 Shore Road
    Clinton, CT 06413-236

CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        91.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    RETAIL A SHARES
    Maria Guarna & Nazzareno           70.36%
    Guarna JT WROS
    147 Woodbury Ave.
    Stamford, CT  06907

    Catherine J. Fellows               25.69%
    7 Pent Road
    Bloomfield, CT 06002-1518

    BKB SHARES
    Charles Schwab & Co.               25.69%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Kelly F. Shackelford                5.40%
    P.O. Box 672
    New Canaan, CT 06840-0672

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
FLORIDA MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        90.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                         8.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

MASSACHUSETTS MUNICIPAL
    BOND FUND
    TRUST SHARES
    Gales & Co.                        46.00%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        51.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

MASSACHUSETTS INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        80.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        18.54%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   10.74%
    FBO 245-01752-17
    Edward S. Konda & Wenja S.
    Konda JT WROS JT/TEN
    501 Lexington St.
    Unit 19
    Waltham, MA  02452-3034

    US Clearing A Division of          16.09%
    Fleet Securities Inc.
    FBO 245-03939-19
    William J. Tedoldi & Betsy
    M. Tedoldi JTTEN
    68 High St.
    Needham, MA  02492

    US Clearing A Division of          10.55%
    Fleet Securities Inc.
    FBO# 245-00100-00
    Marc P. Hayes & Helen Hayes
    JTTEN
    52 Phillips Farm Rd.
    Marshfield, MA  02050

    US Clearing Corp                   24.00%
    FBO 245-05961-15
    Daniel P. Anderson
    37 Maple Street
    Stoneham, MA 02180-2522

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing Corp                   19.36%
    FBO 225-00001-10
    Martin D. Cepkauskas & Marie
    A Cepkauskas
    JT/TEN
    P.O. Box 1164
    Eastham, MA 02462-1164

CORPORATE BOND FUND
    TRUST SHARES
    Gales & Co.                        36.71%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        35.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        22.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        87.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        12.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    Gales & Co.                        35.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        24.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    James R. McCulloch                  7.42%
    c/o Microfibre
    PO Box 1208
    Pawtucket, RI 02862-1208

    BKB SHARES
    US Clearing A Division of           6.11%
    Fleet Securities Inc.
    FBO #245-26616-10
    Pease & Curren Materials
    75 Pennsylvania Avenue
    Warwick, RI  02888-3028

    Charles Schwab & Co.                8.96%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    John J Almeida TR                   5.88%
    John J Almeida
    Revocable Trust
    U/A Dated May 15 1997
    517 Pleasant Street
    Pawtucket, RI 02860-5725

NEW YORK MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        65.27%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        29.49%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                         5.20%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   13.36%
    FBO 245-03768-15
    Marilyn J Brantley
    5954 Van Allen Road
    Belfast, NY 14711-8750

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        51.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        47.95%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing A Division of          10.85%
    Fleet Securities Inc.
    FBO 979-08676-19
    George L. Gutierrez &
    Nereida Gutierrez
    8 Old Farm Road
    Saddle River, NJ 07458-3106

    US Clearing A Division of          49.59%
    Fleet Securities Inc.
    FBO 979-10688-11
    John J. Delucca
    314 Ardmore Road
    Ho Ho Kus, NJ  07423-1110

    US Clearing Corp                   33.13%
    FBO 979-14430-14
    John R. Wright and Maria
    N. Wright JTTEN
    118 Woodland Road
    Montvale, NJ 07645

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    PRIME RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    GOVERNMENT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    TAX-EXEMPT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703



     As of February 13, 2001, the name, address and percentage ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    Stable Asset Fund                  12.35%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GOVERNMENT FUND
    Murphy John Davis TRUA              6.19%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

U.S. TREASURY FUND
    Loring Walcott Client              38.67%
    Sweep Acct
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY VALUE FUND
    Leviton MFG Co                      6.92%
    Sav Plan
    Ret c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY GROWTH FUND
    Fleet Savings Plus-Equity          23.82%
    Growth
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Nusco Retiree Health                6.76%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    Fleet Savings Plus                  8.94%
    Intl Equity
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY  14638

    FBF Pension Plan                    7.64%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

STRATEGIC EQUITY FUND
    FFG Retirement &                   88.25%
    Pension VDG
    c/o Fleet Financial Group
    159 East Main
    Rochester, NY 14638

HIGH QUALITY BOND FUND
    Fleet Savings Plus                 12.73%
    Plan-HQ Bond
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

SHORT TERM BOND FUND
    Brown Shoe Co.                      9.20%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

ASSET ALLOCATION FUND
    Fleet Savings Plus                 32.49%
    Asset Allocation
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL COMPANY EQUITY FUND
    Fleet Savings Plus                 38.25%
    Small Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

TAX EXEMPT BOND FUND
    Nusco Retiree Health               36.80%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CONNECTICUT MUNICIPAL
    BOND FUND
    John H. Duerden IMA                 7.06%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CORPORATE BOND FUND
    Cole Hersee Pension Plan            6.79%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GROWTH AND INCOME FUND
    Fleet Savings Plus-                41.84%
    Grth Income
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    FBF Pension Plan -                 23.13%
    Misc Assets
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc 401K P/S SCV                9.26%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc. 401K P/S                   5.56%
    Pln Aggressive
    c/o Norstar Trust Co
    Gales & Co.
    159 East Main
    Rochester, NY 14638

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Chartwell Insurance                19.29%
    Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

NEW JERSEY MUNICIPAL BOND
    FUND
    Perillo Tours                      19.16%
    c/o Norstar Trust
     Co/Gales & Co
    159 East Main
    Rochester, NY 14638

    Royal Chambord IMA                  9.58%
    c/o Norstar Trust
    Co/Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    McKee Wendell A.                    9.51%
    Marital Trust
    c/o Norstar Trust Co/Gales
    & Co
    159 East Main
    Rochester, NY 14638

    Dorothy L. Nelson                   6.41%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Robert Lawrence Jr.                 6.36%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

RHODE ISLAND MUNICIPAL
    BOND FUND
    CP Pritchard TR GST                13.25%
    Non-Exempt
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    Transwitch Cap                      9.41%
    Focus Acct B
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    Gail Munger Succ                   10.25%
    TTEE T.P. Parkas Tr
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    M.G./Michael Sendzimir              5.51%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

FLORIDA MUNICIPAL BOND FUND
    Pritchard TR B SH LP Hess           6.56%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    William M. Wood Trust               6.26%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    Charles G. Bancroft                 5.76%
    TR U/Will
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                              FINANCIAL STATEMENTS

         Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights for the fiscal years ended October 31, 1998, 1997 and 1996 were available by Galaxy's former auditors.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.



         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:




         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.




         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.



MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.


         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.




         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

         As stated above, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.       INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 28, 2001


GALAXY TAX-EXEMPT BOND FUND                RETAIL A SHARES, RETAIL B SHARES AND
GALAXY NEW JERSEY MUNICIPAL BOND FUND                              TRUST SHARES
GALAXY NEW YORK MUNICIPAL BOND FUND
GALAXY CONNECTICUT MUNICIPAL BOND FUND
GALAXY MASSACHUSETTS MUNICIPAL BOND FUND
GALAXY RHODE ISLAND MUNICIPAL BOND FUND
GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

GALAXY FLORIDA MUNICIPAL BOND FUND                                       SHARES

         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2000 (the "Annual Report"), may be obtained without charge by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES


- Prospectus for Retail A Shares and Retail B Shares of the Funds dated February 28, 2001


-    Prospectus for Trust Shares of the Funds dated February 28, 2001



     The financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, on the financial statements for the fiscal years ended October 31, 2000 and 1999 are incorporated by reference into this Statement of Additional Information. The report of PricewaterhouseCoopers LLP, former independent auditors for the predecessor funds of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds (the "Predecessor Funds"), dated July 17, 2000, on the financial statements included in The Boston 1784 Fund's Annual Report to Shareholders with respect to the Predecessor Funds dated May 31, 2000 is also incorporated by reference into this Statement of Additional Information.

                                                       TABLE OF CONTENTS

GENERAL INFORMATION..............................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES.............................................................................2
INVESTMENT STRATEGIES, POLICIES AND RISKS........................................................................5
         Tax-Exempt Bond Fund....................................................................................5
         New Jersey Municipal Bond Fund..........................................................................5
         New York Municipal Bond Fund............................................................................6
         Connecticut Municipal Bond Fund.........................................................................6
         Massachusetts Municipal Bond Fund.......................................................................7
         Rhode Island Municipal Bond Fund........................................................................7
         Intermediate Tax-Exempt Bond Fund.......................................................................8
         Connecticut Intermediate Municipal Bond Fund............................................................8
         Massachusetts Intermediate Municipal Bond Fund..........................................................8
         Florida Municipal Bond Fund.............................................................................9
         Special Considerations and Risks........................................................................9
         Investment Quality......................................................................................9
         General Risk Consideration.............................................................................10
         Other Investment Policies and Risk Considerations......................................................11
         Variable and Floating Rate Obligations.................................................................11
         U.S. Government Obligations and Money Market Instruments...............................................11
         Municipal Securities...................................................................................13
         Stand-by Commitments...................................................................................15
         Private Activity Bonds.................................................................................15
         Repurchase and Reverse Repurchase Agreements...........................................................16
         Securities Lending.....................................................................................17
         Investment Company Securities..........................................................................17
         Custodial Receipts and Certificates of Participation...................................................18
         Derivative Securities..................................................................................18
         When-Issued, Forward Commitment and Delayed Settlement Transactions....................................23
         Asset-Backed Securities................................................................................24
         Mortgage-Backed Securities.............................................................................25
         Convertible Securities.................................................................................26
         Guaranteed Investment Contracts........................................................................27
         Bank Investment Contracts..............................................................................28
         Loan Participations....................................................................................28
         STRIPS.................................................................................................28
         Zero Coupon Securities.................................................................................29
         Special Considerations Relating to New Jersey Municipal Securities.....................................29
         Special Considerations Relating to New York Municipal Securities.......................................32
         Special Considerations Relating to Connecticut Municipal Securities....................................43
         Special Considerations Relating to Massachusetts Municipal Securities..................................46
         Special Considerations Relating to Rhode Island Municipal Securities...................................47
         Special Considerations Relating to Florida Municipal Securities........................................47
         Portfolio Turnover.....................................................................................51

                                       -i-


INVESTMENT LIMITATIONS..........................................................................................52
VALUATION OF PORTFOLIO SECURITIES...............................................................................57
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................58
         Purchases of Retail A Shares and Retail B Shares.......................................................58
         General................................................................................................58
         Customers of Institutions..............................................................................59
         Applicable Sales Charge -- Retail A Shares.............................................................59
         Computation of Offering Price - Retail A Shares........................................................61
         Quantity Discounts.....................................................................................62
         Applicable Sales Charge - Retail B Shares..............................................................65
         Characteristics of Retail A Shares and Retail B Shares.................................................66
         Factors to Consider When Selecting Retail A Shares or Retail B Shares..................................67
         Purchases of Trust Shares and Shares of the Florida Municipal Bond Fund................................68
         Other Purchase Information.............................................................................68
         Redemptions............................................................................................68
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES.........................................................69
         Exchange Privilege.....................................................................................69
         Automatic Investment Program and Systematic Withdrawal Plan............................................70
         Payroll Deduction Program..............................................................................71
         College Investment Program.............................................................................71
         Direct Deposit Program.................................................................................71
TAXES...........................................................................................................71
         State and Local........................................................................................73
         Taxation of Certain Financial Instruments..............................................................76
         Miscellaneous..........................................................................................76
TRUSTEES AND OFFICERS...........................................................................................76
         Shareholder and Trustee Liability......................................................................80
INVESTMENT ADVISER..............................................................................................81
ADMINISTRATOR...................................................................................................83
CUSTODIAN AND TRANSFER AGENT....................................................................................85
EXPENSES........................................................................................................86
PORTFOLIO TRANSACTIONS..........................................................................................86
SHAREHOLDER SERVICES PLAN.......................................................................................87
DISTRIBUTION AND SERVICES PLAN..................................................................................89
DISTRIBUTOR.....................................................................................................91
AUDITORS........................................................................................................93
COUNSEL.........................................................................................................93
CODES OF ETHICS.................................................................................................94


PERFORMANCE AND YIELD INFORMATION...............................................................................94
         Tax Equivalency Tables - New Jersey Municipal Bond and New York Municipal Bond Funds...................98
         Tax-Equivalency Tables - Connecticut Municipal Bond, Massachusetts Municipal Bond, Florida Municipal
         Bond, Rhode Island Municipal Bond, Connecticut Intermediate Municipal Bond and Massachusetts
         Intermediate Municipal Bond Funds.....................................................................102
         Performance Reporting.................................................................................107
MISCELLANEOUS..................................................................................................108
FINANCIAL STATEMENTS...........................................................................................131
APPENDIX A.....................................................................................................A-1
APPENDIX B.....................................................................................................B-1


                               GENERAL INFORMATION


         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares, Retail A Shares and Retail B Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds and Shares of the Florida Municipal Bond Fund. The Tax-Exempt Bond Fund also offers Prime A Shares and Prime B Shares, which are described in a separate statement of additional information and related prospectus. The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds also offer BKB Shares, which are described in separate prospectuses and statements of additional information. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.


         The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds commenced operations as separate portfolios (each a "Predecessor Fund," and collectively, the "Predecessor Funds") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund (the "Reorganization"). Prior to the Reorganization, the Predecessor Funds offered and sold one class of shares. In connection with the Reorganization, shareholders of the Predecessor Funds exchanged their shares for Shares, Trust Shares and/or BKB Shares of the Funds. Shareholders of the Predecessor Funds who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Shares or Trust Shares of the Funds. BKB Shares were issued to shareholders of the Predecessor Funds who were not eligible to receive Trust Shares at the time of the Reorganization. BKB Shares are available for purchase only by those shareholders who received BKB Shares in the Reorganization. BKB Shares of a Fund will convert into Retail A Shares of the same Fund on the first anniversary of the Reorganization, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interests of the holders of BKB Shares.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                      DESCRIPTION OF GALAXY AND ITS SHARES


         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Florida Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.


         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class M - Series 1 shares (Trust Shares), Class M - Series 2 shares (Retail A Shares), Class M - Series 3 shares (Retail B Shares), Class M - Series 4 shares (Prime A Shares) and Class M - Series 5 shares (Prime B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class O - Series 1 shares (Trust Shares), Class O - Series 2 shares (Retail A Shares) and Class O -Series 3 shares (Retail B Shares), each series representing interests in the New York Municipal Bond Fund; Class P - Series 1 shares (Trust Shares), Class P -Series 2 shares (Retail A Shares) and Class P - Series 3 shares (Retail B Shares), each series representing interests in the Connecticut Municipal Bond Fund; Class Q - Series 1 shares (Trust Shares), Class Q - Series 2 shares (Retail A Shares) and Class Q - Series 3 shares (Retail B Shares), each series representing interests in the Massachusetts Municipal Bond Fund; Class R -Series 1 shares (Trust Shares), Class R - Series 2 shares (Retail A Shares), Class R - Series 3 shares (BKB Shares) and Class R - Series 4 shares (Retail B Shares), each series representing interests in the Rhode Island Municipal Bond Fund; Class Y - Series 1 shares (Trust Shares), Class Y - Series 2 shares (Retail A Shares) and Class Y - Series 3 shares (Retail B Shares), each series representing interests in the New Jersey Municipal Bond Fund; Class II shares (Shares), representing interests in the Florida Municipal Bond Fund; Class JJ -Series 1 shares (Trust Shares), Class JJ - Series 2 shares (Retail A Shares), Class JJ
- Series 3 shares (BKB Shares) and Class JJ - Series 4 shares (Retail B Shares), each series representing interests in the Intermediate Tax-Exempt Bond Fund; Class KK - Series 1 shares (Trust Shares), Class KK - Series 2 shares (Retail A Shares), Class KK - Series 3 shares (BKB Shares) and Class KK - Series 4 shares (Retail B Shares), each series representing interests in the Connecticut Intermediate Municipal Bond Fund; and Class LL - Series 1 shares (Trust Shares), Class LL - Series 2 shares (Retail A Shares), Class LL - Series 3 shares (BKB Shares) and Class LL - Series 4 shares (Retail B Shares), each series representing interests in the Massachusetts Intermediate Municipal Bond Fund. The Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds are classified as diversified companies and the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and Distribution and Services Plan" below.

         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below in the description of each Fund's investment policies and strategies and under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

TAX-EXEMPT BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"), primarily bonds (at least 65% under normal market conditions).

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

NEW JERSEY MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New Jersey Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities. The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of New Jersey, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New Jersey personal income tax ("New Jersey Municipal Securities"). See "Other
Investment Policies and Risk Considerations -Special Considerations Relating to New Jersey Municipal Securities" below for a discussion of certain risks in investing in New Jersey Municipal Securities. Dividends derived from interest on Municipal Securities other than New Jersey Municipal Securities will generally be exempt from regular federal income tax but may be subject to New Jersey personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New Jersey Municipal Bond Fund.

NEW YORK MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New York Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New York State and New York City personal income tax ("New York Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to New York Municipal Securities" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular federal income tax but may be subject to New York State and New York City personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New York Municipal Bond Fund.

CONNECTICUT MUNICIPAL BOND FUND


         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily (at least 65% of net assets under normal circumstances) in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut and certain other governmental issuers such as Puerto Rico, the interest on which is, in the opinion of qualified legal counsel, exempt from regular federal income tax and from Connecticut personal income tax by virtue of federal law ("Connecticut Municipal Securities"). See "Special Considerations Relating to Connecticut Municipal Securities" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax but subject to Connecticut personal income tax. See "Taxes" below.


         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Municipal Bond Fund.

MASSACHUSETTS MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and Massachusetts personal income tax ("Massachusetts Municipal Securities"). See "Special Considerations Relating to Massachusetts Municipal Securities" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Municipal Bond Fund.

RHODE ISLAND MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Rhode Island Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Consideration Relating to Rhode Island Municipal Securities" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.

INTERMEDIATE TAX-EXEMPT BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Intermediate Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily bonds (at least 65% of net assets under normal market conditions). The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Tax-Exempt Bond Fund.

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Connecticut Municipal Securities. The Fund may comply with these 80% and 65% policies by investing in a partnership, trust or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Special Considerations Relating to Connecticut Municipal Securities" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax but subject to Connecticut personal income tax. See "Taxes" below.


         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Intermediate Municipal Bond Fund.

MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Massachusetts Municipal Securities. The Fund may comply with these 80% and 65% policies by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Massachusetts Municipal Securities" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Intermediate Municipal Bond Fund.

FLORIDA MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Florida Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily (normally, at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the State of Florida, its political sub-divisions, authorities, agencies, instrumentalities and corporations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes, and that are exempt from Florida intangible personal property tax ("Florida Municipal Securities"). The Fund may comply with these 80% and 65% policies by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Florida Municipal Securities" below for a discussion of certain risks in investing in Florida Municipal Securities. Dividends derived from interest on Municipal Securities other than Florida Municipal Securities will generally be exempt from regular federal income tax but may be subject to Florida intangible personal property tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Florida Municipal Bond Fund.

                        SPECIAL CONSIDERATIONS AND RISKS

INVESTMENT QUALITY

         Municipal Securities purchased by the Funds will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or unrated instruments determined by Fleet to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when Fleet believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by a Fund are subsequently downgraded below the four highest ratings categories assigned by S&P or Moody's, such factor will be considered by Fleet in its evaluation of the overall merits of that Municipal Security, but such ratings will not necessarily result in an automatic sale of the Municipal Security unless the Municipal Security, together with any other securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. Under normal market and economic conditions, at least 65% of each Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

GENERAL RISK CONSIDERATION

         Generally, the market value of fixed income securities, such as Municipal Securities, in the Funds can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

         Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments. If such an instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

         In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

         The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds.

Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For the purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S.
banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

MUNICIPAL SECURITIES

         Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

         There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal
Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

         The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth for each Fund. See "Private Activity Bonds" below.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES. Municipal Securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the Funds' limitations on investments in illiquid securities described under "Investment Limitations" below.

STAND-BY COMMITMENTS

         Each Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

         Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

         Each Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the Funds' limitations on investments in illiquid securities described under "Investment Limitations" below.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by each of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds in repurchase agreements will be, under normal market conditions, subject to each Fund's 20% overall limit on taxable obligations.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

         The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

      Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Funds may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

DERIVATIVE SECURITIES

      The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures and certain asset-backed and mortgage-backed securities.

      Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

      Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

      FUTURES CONTRACTS. Each Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

      Each Fund may also enter into contracts for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

      The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

      Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions is contained in Appendix B to this Statement of Additional Information.

      OPTIONS. Each of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may write covered call options from time to time on its assets as determined by Fleet to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10% of such Fund's net assets as of the time such Fund enters into such options. The Funds may write covered call options for hedging purposes only and will not engage in option writing strategies for speculative purposes.

      The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

      A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the Fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

      The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

      Each of these Funds will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

      OPTIONS ON FUTURES CONTRACTS. The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contracts at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

      The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

      CURRENCY SWAPS. Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may engage in currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Fleet is incorrect in its forecast of market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

      FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

      Each Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars - at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

      Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

      Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

      A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

      When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases and delayed settlements exceeded 25% of the value of its assets.

      When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

ASSET-BACKED SECURITIES

      Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

      Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

      Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

      Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

CONVERTIBLE SECURITIES

      Each Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

      Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

      Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

      Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

GUARANTEED INVESTMENT CONTRACTS

      Each Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' limitation on such investments stated under "Investment Limitations" below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. None of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

      Each of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the New Jersey Municipal Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

      Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may purchase interests in loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRIPS

      Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may invest in

Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

ZERO COUPON SECURITIES

      Each of the Intermediate Tax-Exempt, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

      The New Jersey Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. Since the Fund invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations.

      The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of federal assistance and, of all the states, is among the highest in the amount of federal aid received. Therefore, a decrease in federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county. This balanced budget plan may adversely affect a particular municipality's or county's ability to repay its obligations.

      The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

      General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

      Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

      An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

      Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

      Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

      The State has experienced a gradual economic recovery in the past five years. While unemployment in manufacturing has declined, employment gains have been recorded in business services, construction and retail sectors. Business investment expenditures and consumer spending have also increased substantially in the State as well as in the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the New Jersey Municipal Bond Fund may be immediately and substantially affected.

      Certain litigation is pending against the State in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure including as of August 1, 1999, suits relating to the following matters: (i) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (ii) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (iii) several suits have been filed against the State to compel the State to close the spending gap between poor urban school districts and wealthy rural school districts; (iv) a group of insurance companies has filed a constitutional challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (v) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (vi) a class action brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act is now being appealed to the U.S. Supreme Court by the plaintiff; (vii) several suits have been filed against the State in Federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (viii) a class action filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles has been appealed by the plaintiff; (ix) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997; (x) several cases have been filed by State hospitals with respect to Medicaid hospital reimbursement that challenge the State's compliance with Federal regulations and the correctness of reimbursement rates (this Chapter 11 case commenced when United Hospital closed and demanded that the bankruptcy court take jurisdiction of and decide certain Medicaid reimbursement matters pending in New Jersey administrative proceedings or the New Jersey appellate courts); (xi) several plaintiffs have filed a complaint seeking damages and injunctive relief on constitutional grounds on behalf of

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

      New York State and New York City face long-term economic problems that could seriously effect their ability and that of other issues of New York municipal securities to meet their financial obligations. Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the New York Municipal Money Market Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated Municipal Securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.

      Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

      STATE ECONOMY. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999. Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

      Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

      There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

      State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-
96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion
(1998-99). The State's current fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted interim appropriations that permitted the State to continue its operations.

      In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72 percent over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.


      The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund ("TSRF") (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks), and $338 million in the Community Projects Fund ("CPF") (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund ("DRRF").


      Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6 percent of all Governmental funds disbursements and 67.8 percent of total State funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      Total General Fund receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $38.92 billion, an increase of $1.75 billion over 1999-2000. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

      General Fund disbursements, including transfers to support capital projects, debt service and other funds, are currently estimated at $38.92 billion in 2000-01, an increase of $1.75 billion or 4.7 percent over 1999-2000. Following the pattern of the last three fiscal years, education programs receive the largest share of increased funding in the 2000-01 Financial Plan. School aid is projected to grow by $850 million or 8.0 percent over 1999-2000 (on a State fiscal year basis). Spending on other local education and higher education programs will also increase significantly from the prior year, growing by $376 million or 13.3 percent. Outside of education, the largest growth in spending is for State operations ($507 million) and general State charges ($104 million).

      Projected spending in the 2000-01 Financial Plan is $992 million above the Executive Budget projections. The increase in General Fund spending is comprised of legislative additions to the Executive Budget (primarily in education), offset by various spending reestimates, including lower projected spending for Medicaid, welfare, debt service and general State charges.

      The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

      Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

      Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

      An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

      The 2000-01 Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

      The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

      The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

      The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

      DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

      Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. In addition, the State has projected year-end fund balances of up to $3.2 billion in 2000-01.

      On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19 2000, S&P assigned its AA rating on New York State's long-term obligations.



      On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

        New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

      LITIGATION. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

      Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; and (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance.

      Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

      Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

      On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

      The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

      AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

      NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

      In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

      On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

      Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

      On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (I.E., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions.

Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

     The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

     The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt

     Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State"). The State's manufacturing industry is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 16.92% of total non-agricultural employment in Connecticut in 1998. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy.

     The average annual unemployment rate in Connecticut decreased from 7.6% in 1991 to 3.2% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $26,736 to $39,300. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.



     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the eight fiscal years ended June 30, 1999, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, and $71,800,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and projected surpluses of $64,400,000 and $4,800,000, respectively, for those years.



     As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State's expenditure cap, midterm budget adjustments were enacted. For the 1999-2000 fiscal year, expenditures not previously budgeted totaling $196,400,000 were authorized and, after a required deposit into the Budget Reserve Fund from unappropriated surplus of 5% of General Fund expenditures, provision was made for the disposition of substantially the entire remaining surplus, most of which would be used to avoid having to issue debt for school construction. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, unrestricted revenue of $11,281,300,000, and a resulting surplus of only $500,000.



     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,839,841,000, of which $11,613,383,000 had been approved for issuance by the State Bond Commission and $10,045,215,000 had been issued. As of November 1, 2000, net State direct general obligation indebtedness outstanding was $7,127,727,000.



     In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $471,355,000 of which were outstanding on November 1, 2000. The State is expected to provide further financing by issuing $18,000,000 of general obligation bonds. To the extent additional costs for the improvements anticipated to be $270,000,000 are not funded from other sources, capital cost reductions or deferrals are expected to be effected.



     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of November 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,208,700,000.

     In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.1 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.


     The State's general obligation bonds are rated AA by Standard & Poor's and AA by Fitch. On February 21, 2001, Moody's upgraded its rating of the State's general obligations bonds from Aa3 to Aa2.


     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action in which the plaintiffs seek to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; and (vi) an action again the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes.


     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

     The State's Department of Information Technology coordinated a review of the State's Year 2000 exposure and completed its plans on a timely basis. All mission critical systems and technology infrastructure components are working with no year 2000 impacts. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State's systems or services commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.


     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.




SPECIAL CONSIDERATIONS RELATING TO MASSACHUSETTS MUNICIPAL SECURITIES

     The ability of the Massachusetts Municipal Bond and Massachusetts Intermediate Municipal Bond Funds to achieve their investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Funds invest primarily in Massachusetts Municipal Securities, the value of the Funds' shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations.
As a result, the value of the Funds' shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

SPECIAL CONSIDERATIONS RELATING TO RHODE ISLAND MUNICIPAL SECURITIES

     The ability of the Rhode Island Municipal Bond Fund to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.

SPECIAL CONSIDERATIONS RELATING TO FLORIDA MUNICIPAL SECURITIES

     The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.


     The State's revenues increased from $35,849,518,000 during the 1997-98 fiscal year ended June 30, 1998 to $37,080,673,000 during the fiscal year ended June 30, 1999. The State's operating expenditures increased from $33,373,020,000 during the 1997-98 fiscal year ended June 30, 1998 to $35,095,057,000 during the 1998-99 fiscal year ended June 30, 1999. The Office of Economic and Demographic Research of the Florida Legislature also projected non-agricultural jobs to grow

3.5% and 2.5% in fiscal years 1999-2000 and 2000-2001, respectively. The revenue growth in the 1998-1999 fiscal year is driven by the State's sales and use tax collections. The sales and use tax accounts for close to 60% of revenues from taxes for the 1999 fiscal year. For the fiscal year ending June 30, 2000, the estimated General Revenue and Working Capital plus Budget Stabilization funds available total $20,455.9 million, a 4.4% increase over fiscal 1999. With combined General Revenue, Working Capital Fund and Budget Stabilization Funds at $18,808.9 million, unencumbered reserves at the end of fiscal 2000 are expected to be $1,707.1 million.


     The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

     An amendment to the Florida Constitution adopted in 1994 requires that state revenues in excess of an allowed amount plus a growth factor must be contributed to a Budget Stabilization Fund until this fund reaches a certain amount at which time the excess state revenues must be distributed to the taxpayers. The growth factor is the average annual rate of growth in the state personal income over the most recent 20 quarters times the amount of state revenue allowed under the Constitution for the prior fiscal year. Included among the categories of revenues that are exempt from this revenue limitation are revenues pledged to state bonds and other payments related to debt. A two-thirds vote of the Florida legislature can raise the amount of the limit on state revenues. It is difficult to predict the impact of this amendment on Florida state finances, especially since courts have not interpreted it extensively. To the extent that local governments traditionally receive revenues from the state which are subject to or limited by this Constitutional amendment, the further distribution of such state revenues may be adversely impacted by the amendment.


     There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; right-of-way acquisition and bridge construction; county roads; school districts and capital public education projects without voter authorization. Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests which must be met prior to issuance. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.



     The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax in excess of the amount which may be allowed to be credited towards any similar tax levied by the United States. Currently, there is no Florida personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties chartered before June 1, 1976 or counties with a consolidated county/municipal government may assess up to a 1% discretionary sales surtax within the county for the development, construction, maintenance and operation of a fixed guideway rapid transit system.


     The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

     Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

     The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

     The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.


     Florida has grown dramatically since 1980 and as of the date hereof ranked fourth nationally with an estimated population of 15.8 million. Florida's substantial population increases over the past few years are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1998, real property values exceed $846 billion.



     Florida's job market continues to reflect strong performance. The state's December 2000 unemployment rate was 3.6%, which was unchanged over the month and was 0.2 percentage point lower than the year ago rate of 3.8%. Florida's unemployment rate was one of the lowest since October 1973 when it was 3.4%.
The U.S. unemployment rate was 4.0%, 0.4 percentage points higher than Florida's rate. All major nonagricultural industries posted over-the-year increases in employment. Services, Florida's largest industry, grew by 6.4 percent over the year and added the highest number of new jobs (+168,000). Trade gained the second highest number of new jobs since a year ago (+ 39,500, +2.2 percent). Growth in construction continued to go moderately at 2.9 percent. Government and finance, insurance, and real estate experienced over-the-year increases of 23,300 jobs (+2.3 percent) and 13,000 jobs (+2.8 percent), respectively. Manufacturing continued to recover gaining 3,200 jobs over the year. Major job losses occurred in apparel and other textiles, mainly due to foreign competition.



     Reflecting population growth, Florida's total personal income has increased at a faster rate than both the U.S. and other southeastern states. From 1993 to 1998, Florida's total nominal personal income grew by 35.4% and per capita income expanded approximately 24.6%. For the nation, total and per capita personal income increased by 29.2% and 23.1%, respectively.



     Because the State has an older and proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits among other sources of income) are major sources of income.



     Tourism is one of Florida's most important industries. According to Visit Florida (formerly the Florida Tourism Commission), about 48.7 million people visited the State in 1999. According to the FLORIDA STATISTICAL ABSTRACT, (University of Florida, Bureau of Economic and Business Research, 1999) during the 1999 fiscal year, the State licensed 4,673 hotels and motels with 360,981 total units. During the same period 36,152 food service establishments were licensed, with seating capacity of 3,098,838. Visitors to the State's public parks and recreation areas totaled 14,645,202 for the 1999 fiscal year, a 3.69% increase over the prior year.

     Florida's location lends itself to international trade and travel. The State's international merchandise trade (imports and exports) reached $69.6 billion in 1999, with such trade increasing an average of $3.79 billion per year from 1987-1999.



      Transportation of goods and passengers is facilitated by Florida's integrated transportation system. The State has 114,571 miles of roads, 11 freight railroads with 2,888 miles of track, and AMTRAK passenger train service. There are 19 urban public transit systems, 2 fixed guideway transit systems and 760 airports, of which 123 are available for public use: 19 provide scheduled commercial service and 13 provide international service. Florida also has 14 deep water ports, 9 major shallow water ports, and 4 significant river ports, many of which are interconnected by the State's inland waterway system.



     Florida has a moderate debt burden. As of June 30, 1999 full faith and credit bonds totaled $9.26 billion and revenue bonds totaled $7.34 billion for a total debt of $16.6 billion. Full faith and credit debt per capita was $602. In the 1999 fiscal year, debt service as a percent of Governmental Fund expenditures was 2.46%. In recent years debt issuance for the State has been increasing.


     The payment on most Florida Municipal Securities held by the Florida Municipal Bond Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Municipal Bond Fund's portfolio, could be adversely affected.

PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                             INVESTMENT LIMITATIONS

     In addition to each Fund's investment objective as stated in its Prospectuses and the fundamental policies noted above, the following investment limitations are also matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

     None of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may:

     1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

     2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     3. Invest more than 10% (15% with respect to the New Jersey Municipal Bond Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

     4. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

     5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

     6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     7. Purchase or sell real estate; except that each Fund may invest in Municipal Securities secured by real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

     8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Funds may enter into municipal bond index futures contracts and interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act.

     9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

     10. Invest in companies for the purpose of exercising management or control.

     11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

     12. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

     13. Purchase foreign securities, except that the Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.

     In addition, the Tax-Exempt Bond Fund may not:

     14. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

     In addition, each of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may not:

     15. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of a Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of a Fund's total assets are invested in the securities of any one issuer.

     With respect to Investment Limitation No. 2 above, each Fund subject to this Investment Limitation intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

     With respect to the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds:

     16. A Fund may not purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to an investment of all of the investable assets of the Florida Municipal Bond Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

     17. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

     18. A Fund may not acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to the Massachusetts Intermediate Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund or Florida Municipal Bond Fund; (b) the foregoing limitation shall not apply to 25% of the total assets of the Intermediate Tax-Exempt Bond Fund; and (c) the foregoing limitation shall not apply to an investment of all of the investable assets of the Florida Municipal Bond Fund in a Qualifying Portfolio.

     19. A Fund may not invest in companies for the purpose of exercising control.

     20. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

     21. In the case of the Intermediate Tax-Exempt Bond Fund and Massachusetts Intermediate Municipal Bond Fund, such a Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 20 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

     22. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate, commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

     23. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.

     24. A Fund may not act as underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

     25. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or
           (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that with respect to the Florida Municipal Bond Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

           It is the position of the SEC's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

     26. A Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

     27. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses and this Statement of Additional Information.

     In addition, with respect to the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Florida Municipal Bond Funds, the following policies are not fundamental and may be changed with respect to any such Fund without approval by the shareholder of that Fund:

     1.    Fund may invest in warrants.

     2. Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Florida Municipal Bond Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including Section 4(2) paper and Rule 144A securities, if it is determined by or under procedures established by the Board of Trustees of Galaxy that, based on trading markets for the specific restricted security in question, such security is not illiquid.

     3. Fund may purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

     4. Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

     5. Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
           (b) Municipal Securities which are rated by at least one Rating Agency; or (c) an investment of all of the investable assets of the Florida Municipal Bond Fund in a Qualifying Portfolio.

     Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.


                        VALUATION OF PORTFOLIO SECURITIES

     The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc.. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.

     This Statement of Additional Information provides additional purchase and redemption information for Trust Shares, Retail A Shares and Retail B Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds and for Shares of the Florida Municipal Bond Fund. Purchase and redemption information for Prime A Shares and Prime B Shares of the Tax-Exempt Bond Fund and BKB Shares of the Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds are described in separate prospectuses and statements of additional information.

                PURCHASES OF RETAIL A SHARES AND RETAIL B SHARES

GENERAL

     Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

     PFPC Distributors has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares of the Funds (collectively, "Retail Shares"). Retail Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others. Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/ dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the pricipal bond markets (as recommended by the Bond Market Association) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

CUSTOMERS OF INSTITUTIONS

     Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE -- RETAIL A SHARES

     The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                           REALLOWANCE TO
                                                              DEALERS
                                                           --------------
                                                             AS A % OF
                                                           OFFERING PRICE
AMOUNT OF TRANSACTION                                        PER SHARE
---------------------                                      --------------
Less than $50,000                                            4.25
$50,000 but less than $100,000                               3.75
$100,000 but less than $250,000                              2.75
$250,000 but less than $500,000                              2.00
$500,000 but less than $1,000,000                            1.75
$1,000,000 and over                                          1.00%

     The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

     Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

     In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

     - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

     - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

     - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

     - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

     - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

     - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

     - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased; and

     - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.


                                      -60

COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

     An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 2000 and the maximum front-end sales charge of 4.75%, is as follows:



                                                                   New Jersey
                                               Tax-Exempt          Municipal
                                               Bond Fund           Bond Fund
                                               ----------          ----------
Net Assets...............................      $21,229,474         $1,197,821

Outstanding Shares.......................      1,987,189           121,192

Net Asset Value Per Share................      $10.68              $9.88

Sales Charge (4.75% of
the offering price)......................      $0.53               $0.49

Offering Price to Public.................      $11.21              $10.37



                                               New York                Connecticut
                                               Municipal               Municipal
                                               Bond Fund               Bond Fund
                                               ---------               -----------
Net Assets...............................      $38,700,032             $25,345,902

Outstanding Shares.......................      3,522,605               2,438,776

Net Asset Value Per Share................      $10.99                  $10.39

Sales Charge (4.75% of
the offering price)......................      $0.55                   $0.52

Offering Price to Public.................      $11.54                  $10.91

                                               Massachusetts           Rhode Island
                                               Municipal               Municipal
                                               Bond Fund               Bond Fund
                                               -------------           ------------
Net Assets...............................      $33,830,092             $26,022,618

Outstanding Shares.......................      3,348,618               2,420,291

Net Asset Value Per Share................      $10.10                  $10.75

Sales Charge (4.75% of                         $0.50                   $0.54
the offering price)......................

Offering Price to Public.................      $10.60                  $11.29



                                                                      Connecticut
                                              Intermediate            Intermediate
                                               Tax-Exempt              Municipal
                                               Bond Fund               Bond Fund
                                              ------------            ------------
Net Assets...............................      $1,391                  $65,955

Outstanding Shares.......................      139                     6,336

Net Asset Value Per Share................      $10.01                  $10.41

Sales Charge (4.75% of                         $0.50                   $0.52
the offering price)......................

Offering Price to Public.................      $10.51                  $10.93



                                               Massachusetts
                                               Intermediate
                                               Municipal
                                               Bond Fund
                                               -------------
Net Assets...............................      $1,345,310

Outstanding Shares.......................      132,181

Net Asset Value Per Share................      $10.18

Sales Charge (4.75% of                         $0.51
the offering price)......................

Offering Price to Public.................      $10.69


QUANTITY DISCOUNTS

        Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

         In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.

         RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

         PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

         QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

         REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

         Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

         Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the "wash sale" rules of the Internal Revenue Code of 1986, as amended (the "Code").

         GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                       REALLOWANCE
                                                                  TOTAL SALES CHARGE                   TO DEALERS
                                                    -------------------------------------------        ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
---------------------                                    ---------              ---------               ---------
50,000 but less than 250,000....................            3.00                   3.09                   3.00

250,000 but less than 500,000...................            2.75                   2.83                   2.75

500,000 but less than 750,000...................            2.50                   2.56                   2.50

750,000 and over................................            2.00                   2.04                   2.00

         To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

         A qualified group is a group that (i) has at least 50,000 members,
(ii) was not formed for the purpose of buying Fund shares at a reduced sales charge, (iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

         The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within six years of purchase with respect to Retail B Shares purchased prior to January 1, 2001 or within seven years of purchase with respect to Retail B Shares purchased on or after January 1, 2001. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

          The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

          EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to
Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by investors, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs -- Retail A Shares and Retail B Shares -- Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

         The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

        Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 4.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above.
 Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% of the Fund's average daily net assets attributable to its Retail A Shares.

        Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years or seven years of investment, depending on whether the Retail B Shares were purchased prior to January 1, 2001 or on or after January 1, 2001. See the applicable Prospectus and "Applicable Sales Charges -- Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.


        Retail B Shares of a Fund purchased prior to January 1, 2001 will convert automatically to Retail A Shares of the Fund six years after purchase. Retail B Shares of a Fund purchased on or after January 1, 2001 will convert automatically to Retail A Shares eight years after purchase. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

        Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge -- Retail B Shares") are also converted at the earlier of two dates - (1) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distributions on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail B Shares purchased on or after January 1, 2001 or (2) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

         Investors deciding whether to purchase Retail A Shares or Retail B Shares of the Funds should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

        Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in a Fund than purchasers of Retail B Shares in the Fund.

        As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund purchased on or after January 1, 2001 would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Retail B Shares purchased prior to January 1, 2001 for more than eight years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such eight-year period.

PURCHASES OF TRUST SHARES AND SHARES OF THE FLORIDA  MUNICIPAL BOND FUND

         Trust Shares of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds and Shares of the Florida Municipal Bond Fund (referred to in the Prospectus for the Fund as Trust Shares) are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares and Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares and Shares will be effected only on days on which the Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) and the purchasing Institution are open ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.

                           OTHER PURCHASE INFORMATION

         On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

                                   REDEMPTIONS

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

             INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES

         The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds.

EXCHANGE PRIVILEGE

         The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or
(ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.

         An exchange involves a redemption of all or a portion of the Retail A Shares or Retail B Shares of a Fund and the investment of the redemption proceeds in Retail A Shares or Retail B Shares, respectively, of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information.
Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

         The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day.
Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

         The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares of the Tax-Exempt Bond Fund made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of

Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

         To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

         Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC Distributors (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt for regular federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be subject to corporate tax on its income without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         An investment in a Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof.
 "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

          Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders for state or local personal income tax purposes as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such personal income taxes.

         It is anticipated that substantially all dividends paid by the New Jersey Municipal Bond Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

         With respect to the New York Municipal Bond Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal income taxes and New York State and New York City personal income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

         Dividends paid by each of the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax imposed on resident and non-resident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares of the Fund as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

         Distributions by each of the Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from a Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from a Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions (other than exempt capital gain distributions, as discussed above), so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gain is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from each Fund.

         Distributions by each of the Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax. Fund shares are not, however, subject to property taxation by Massachusetts or its political subdivisions.

         The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund.

        The Rhode Island Municipal Bond Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.


         The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Municipal Bond
Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.



         The State of Florida currently imposes an "intangibles tax" at the annual rate of 1 mill or 0.10% on certain securities and other intangible assets owned by Florida residents. The annual rate was recently reduced from
1.5 mills to 1 mill effective for tax years beginning after December 31, 2000. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90% of the net asset value of the portfolio of the Florida Municipal Bond Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.


         In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

         Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to certain financial investments and futures contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

MISCELLANEOUS

         Shareholders will be advised annually as to the federal income tax consequences and, with respect to shareholders of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond and Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond and Massachusetts Intermediate Municipal, Florida Municipal Bond and Rhode Island Municipal Bond Funds, the New Jersey personal income tax, New York State and New York City personal income tax, Connecticut personal income tax, Massachusetts personal income tax, Florida intangibles tax and Rhode Island personal income tax consequences, respectively, of distributions made each year.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                And Other Affiliations
------------------------                     -----------                -----------------------
Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 67                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

John T. O'Neill(1)                           President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI 02889                                                       manufacturer) until December 1999; Trustee,
Age 56                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 60                                                                  Galaxy Fund II.

Kenneth A. Froot                             Trustee                    Professor of Finance, Harvard University;
Harvard Business School                                                 Trustee; The Galaxy VIP Fund; Trustee;
Soldiers Field                                                          Galaxy Fund II
Boston, MA  02163
Age 43

Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 75                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                And Other Affiliations
------------------------                     -----------                -----------------------
James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
Astra Ventures, Inc.                                                    Incorporated (land development); President,
70 South Main Street                                                    The Astra Ventures, Incorporated
Providence, RI 02903-2907                                               (previously, Buffinton Box Company -
Age 59                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP
                                                                        Fund; Trustee, Galaxy Fund II.


W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th & Cherry Streets
Philadelphia, PA 19103
Age 58

William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 47

-------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.


         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each Trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.


         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC or Fleet or its affiliates receives any compensation from Galaxy for acting as an officer. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.


===================================== ========================== ================== ========================
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    from Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund     Complex** Paid to
      Name of Person/Position                from Galaxy             Expenses              Trustees
      -----------------------                     ------             --------              --------
------------------------------------- -------------------------- ------------------ ------------------------
Bradford S. Wellman*                           $55,366                 None                 $59,750
Trustee
------------------------------------- -------------------------- ------------------ ------------------------
Dwight E. Vicks, Jr.                           $60,000                 None                 $64,750
Chairman and Trustee
------------------------------------- -------------------------- ------------------ ------------------------
Donald B. Miller***                            $56,293                 None                 $60,750
Trustee
------------------------------------- -------------------------- ------------------ ------------------------
Rev. Louis DeThomasis                          $55,366                 None                 $59,750
Trustee
------------------------------------- -------------------------- ------------------ ------------------------
John T. O'Neill                                $57,683                 None                 $62,250
President, Treasurer
and Trustee
------------------------------------- -------------------------- ------------------ ------------------------
James M. Seed***                               $56,293                 None                 $60,750
Trustee
------------------------------------- -------------------------- ------------------ ------------------------
Kenneth A. Froot****                             -0-                   None                   -0-
Trustee
===================================== ========================== ================== ========================

-------------


* Mr. Wellman resigned as trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000. He currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.

** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 50 separate portfolios as of October 31, 2000.

*** Deferred compensation (including interest) in the amounts of $99,047 and $110,100 accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.

**** Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or for some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISER

         Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below. For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund.

         During the last three fiscal years, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond......................................................$1,031,946        $930,448          $864,035
New Jersey Municipal Bond............................................$   24,798        $ 22,651          $  7,348(1)
New York Municipal Bond..............................................$  470,287        $462,553          $406,853
Connecticut Municipal Bond...........................................$  157,135        $149,353          $118,625
Massachusetts Municipal Bond.........................................$  262,384        $254,202          $184,536
Rhode Island Municipal Bond..........................................$  245,296        $ 76,212          $ 60,214

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         During the last three fiscal years, Fleet waived advisory fees with respect to such Funds as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond.......................................................$375,253         $338,345          $318,713
New Jersey Municipal Bond.............................................$ 49,597         $ 45,431          $ 20,153(1)
New York Municipal Bond...............................................$172,535         $168,340          $148,595
Connecticut Municipal Bond............................................$179,582         $170,690          $160,488
Massachusetts Municipal Bond..........................................$299,868         $290,517          $246,101
Rhode Island Municipal Bond...........................................$187,644         $ 86,559          $ 80,524

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         During the last three fiscal years, Fleet reimbursed expenses with respect to such Funds as follows:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................ $ 0               $ 0            $12,427
New Jersey Municipal Bond.............................................. $ 0               $ 65           $ 2,729(1)
New York Municipal Bond................................................ $4,183            $381           $ 1,784

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Connecticut Municipal Bond............................................. $ 0               $ 0            $ 0
Massachusetts Municipal Bond........................................... $ 0               $ 0            $ 0
Rhode Island Municipal Bond...........................................  $ 0               $ 0            $ 0

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and
(ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         Prior to the Reorganization, each Predecessor Fund was advised by Fleet National Bank (formerly, BankBoston N.A. ("BankBoston")). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser and was renamed Fleet National Bank ("FNB").


         FNB served as investment adviser to each Predecessor Fund pursuant to an investment advisory agreement dated June 1, 1993 (the "Prior Agreement"). Pursuant to the terms of the Prior Agreement, FNB was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of each Fund. In addition, FNB agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Funds maintain competitive expense ratios.


      During the three fiscal years ended May 31, 2000, 1999 and 1998, each Predecessor Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to FNB and/or BankBoston as set forth below:

                                                                               FOR THE FISCAL YEAR ENDED MAY 31:
                                                            PERIOD
                                                         JUNE 1, 2000
                                                            THROUGH           2000            1999            1998
FUND                                                     JUNE 25, 2000     (THOUSANDS)     (THOUSANDS)     (THOUSANDS)
----                                                     -------------     -----------     -----------     -----------
Intermediate Tax-Exempt Bond Fund                          $137,263           $2,249          $2,241          $1,877
Connecticut Intermediate Municipal Bond Fund               $ 67,745           $1,142          $1,139          $  764
Massachusetts Intermediate Municipal Bond Fund             $106,064           $1,692          $1,574          $1,162
Florida Municipal Bond Fund                                $ 27,294           $  424          $  380          $  267


    For the period June 1, 2000 through October 31, 2000, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet and/or FNB as set forth below:


FUND                                                                FEES
----                                                          ---------------
Intermediate Tax-Exempt Bond Fund                                   $604,853
Connecticut Intermediate Municipal Bond Fund                        $380,878
Massachusetts Intermediate Municipal Bond Fund                      $481,417
Florida Municipal Bond Fund                                         $114,000


    For the period June 1, 2000 through October 31, 2000, Fleet and/or FNB waived advisory fees with respect to such Funds as set forth below:


FUND                                                            WAIVED FEES
----                                                          ---------------
Intermediate Tax-Exempt Bond Fund                                   $134,681
Connecticut Intermediate Municipal Bond Fund                        $ 25,713
Massachusetts Intermediate Municipal Bond Fund                      $110,051
Florida Municipal Bond Fund                                         $ 41,010


    For the period June 1, 2000 through October 31, 2000, Fleet reimbursed expenses with respect to such Funds as follows:


FUND                                                          REIMBURSED FEES
----                                                          ---------------
Intermediate Tax-Exempt Bond Fund                                    $30,405
Connecticut Intermediate Municipal Bond Fund                         $     0
Massachusetts Intermediate Municipal Bond Fund                       $32,734
Florida Municipal Bond Fund                                          $11,002

                                  ADMINISTRATOR

    PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.) located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

    PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the

Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following rates:

             COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
             ---------------------------------           -----------
             Up to $2.5 billion.......................      0.090%
             From $2.5 to $5 billion..................      0.085%
             From $5 to $12 billion...................      0.075%
             From $12 to $15 billion..................      0.065%
             From $15 to $18 billion..................      0.060%
             From $18 billion to $21 billion..........     0.0575%
             Over $21 billion.........................     0.0525%

In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.

    From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 2000, PFPC received administration fees at the effective annual rate of 0.07 % of each Fund's average daily net assets.


    During the last three fiscal years, the following Funds paid PFPC administration fees as set forth below:


                                     FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                   2000          1999           1998
----                                 --------      --------       --------
Tax-Exempt Bond...................   $133,340      $127,246       $127,627
New Jersey Municipal Bond.........   $  7,042      $      0       $     --(1)
New York Municipal Bond...........   $ 61,338      $ 63,326       $  9,775
Connecticut Municipal Bond........   $ 31,943      $ 32,081       $ 29,946
Massachusetts Municipal Bond......   $ 53,297      $ 54,619       $ 46,188
Rhode Island Municipal Bond.......   $ 39,723      $ 16,327       $ 15,172


----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

    During the last three fiscal years, PFPC waived administration fees with respect to such Funds as set forth below:

                                     FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                   2000          1999           1998
----                                 --------      --------       --------
Tax-Exempt Bond...................   $      0      $      0       $      0
New Jersey Municipal Bond.........   $      0      $  6,887       $  3,235(1)
New York Municipal Bond...........   $      0      $      0       $ 50,001
Connecticut Municipal Bond........   $      0      $      0       $      0
Massachusetts Municipal Bond......   $      0      $      0       $      0
Rhode Island Municipal Bond.......   $      0      $      0       $      0

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration
Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.

         Prior to the Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Funds. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Predecessor Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.

         During the last three fiscal years, SEI received administration fees, net of fee waivers, as set forth below:


                                                                               FOR THE FISCAL YEAR ENDED MAY 31:
                                                            PERIOD
                                                         JUNE 1, 2000
                                                            THROUGH           2000            1999            1998
FUND                                                     JUNE 25, 2000     (THOUSANDS)     (THOUSANDS)     (THOUSANDS)
----                                                     -------------     -----------     -----------     -----------
Intermediate Tax-Exempt Bond Fund                           $13,335            $215            $218            $200
Connecticut Intermediate Municipal Bond Fund                $ 6,706            $111            $113            $ 84
Massachusetts Intermediate Municipal Bond Fund              $10,441            $163            $156            $127
Florida Municipal Bond Fund                                 $ 2,797            $ 43            $ 39            $ 31

         During the period June 26, 2000 through October 31, 2000, the following Funds paid PFPC administration fees as set forth below:

Intermediate Tax-Exempt Bond Fund                                     $67,681
Connecticut Intermediate Municipal Bond Fund                          $35,655
Massachusetts Intermediate Municipal Bond Fund                        $54,776
Florida Municipal Bond Fund                                           $14,466

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

         Under the Global Custody Agreement, Chase Manhattan has agreed to:
(i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and
(vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                                   EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                            PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 2000, the Funds did not own any securities of its regular brokers or dealers.

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                          SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Retail A Shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Retail A Shares.

          Although the Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2000, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.

         Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

         During the last three fiscal years, Galaxy made payments to Service Organizations with respect to Retail A Shares as shown in the table below:

                                                    FOR THE FISCAL  YEAR/PERIOD ENDED  OCTOBER 31:
FUND                                                     2000          1999             1998
----                                                   --------      --------         --------
Tax-Exempt Bond.......................................   $31,350       $33,072        $38,181
New Jersey Municipal Bond.............................   $ 1,054       $   960        $   386(1)
New York Municipal Bond...............................   $58,189       $66,562        $64,145
Connecticut Municipal Bond............................   $36,001       $39,136        $37,207
Massachusetts Municipal Bond..........................   $46,003       $63,058        $58,742
Rhode Island Municipal Bond...........................   $     0       $     0        $     0
Intermediate Tax-Exempt Bond Fund.....................   $     1           N/A            N/A
Connecticut Intermediate Municipal Bond Fund..........   $    16           N/A            N/A
Massachusetts Intermediate Municipal Bond Fund........   $   362           N/A            N/A
Florida Municipal Bond Fund...........................       N\A           N/A            N/A

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                          DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Funds (other than the Florida Municipal Bond Fund) (the "12b-1 Plan"). Under the 12b-1 Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

         Under the 12b-1 Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to a Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit a Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

         During the last three fiscal years, Retail B Shares of the Tax-Exempt Bond Fund bore the following distribution fees and shareholder servicing fees under the 12b-1 Plan:

                                                                 SHAREHOLDER
FOR THE FISCAL YEAR ENDED OCTOBER 31:        DISTRIBUTION FEES   SERVICING FEES
-------------------------------------        -----------------   --------------
2000.......................................  $21,561             $4,610
1999.......................................  $21,499             $4,520
1998.......................................  $15,405             $3,555

During these periods, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers. No other Fund offered Retail B Shares prior to the date of this Statement of Additional Information.

         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of the Fund, by PFPC Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940
Act) must be committed to the discretion of the 12b-1 Trustees.

                                  DISTRIBUTOR

         PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2002, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


         PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. During the last three fiscal years, FD Distributors and/or PDI received front-end sales charges in connection with Retail A Share purchases as follows:


                                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                      2000          1999           1998
----                                                    --------      --------       --------
Tax-Exempt Bond.......................................   $10,342       $13,144       $ 18,288
New Jersey Municipal Bond.............................   $ 2,697       $13,008       $  4,020(1)
New York Municipal Bond...............................   $19,196       $64,555       $ 71,005
Connecticut Municipal Bond............................   $27,459       $37,006       $ 54,683
Massachusetts Municipal Bond..........................   $34,975       $70,521       $175,611
Rhode Island Municipal Bond...........................   $ 2,285       $12,453       $ 38,348
Intermediate Tax-Exempt Bond Fund.....................   $     0           N/A            N/A
Connecticut Intermediate Municipal Bond Fund..........   $ 2,117           N/A            N/A
Massachusetts Intermediate Municipal Bond Fund........   $ 1,750           N/A            N/A
Florida Municipal Bond Fund...........................       N/A           N/A            N/A

----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

FD Distributors and PDI retained none of the amounts shown in the table above.


         PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, FD Distributors and/or

PFPC Distributors received contingent deferred sales charges in connection with Retail B Share redemptions of the Tax-Exempt Bond Fund in the amounts of $12,174, $14,680, and $7,124, respectively. FD Distributors and PFPC Distributors retained none of these amounts. None of the other Funds offered Retail B Shares prior to the date of this Statement of Additional Information.

         The following table shows all sales charges, commissions and other compensation received by PDI and/or FD Distributors directly or indirectly from the Funds during the fiscal year or period ended October 31, 2000:

                                                                     Brokerage
                          Net Underwriting    Compensation on     Commissions in
                            Discounts and     Redemption and      Connection with          Other
         Fund              Commissions(1)      Repurchase(2)     Fund Transactions    Compensation(3)
         ----             ----------------    ---------------    -----------------    ---------------
    Tax-Exempt                     $22,516            $12,174               $0              $57,466
      Bond
    New Jersey                     $ 2,697                N/A               $0              $ 1,034
      Municipal
      Bond
    New York                       $19,196                N/A               $0              $58,469
      Municipal
      Bond
    Connecticut                    $27,459                N/A               $0              $36,172
      Municipal
      Bond
    Massachusetts                  $34,975                N/A               $0              $47,237
      Municipal
      Bond
    Rhode Island                   $ 2,285                N/A               $0              $     0
      Municipal
      Bond
    Intermediate                   $     0                N/A               $0              $     0
      Tax-Exempt
      Bond
    Connecticut                    $ 2,117                N/A               $0              $     7
      Intermediate
      Municipal Bond
    Massachusetts                  $ 1,750                N/A               $0              $   223
      Intermediate
      Municipal Bond
    Florida                            N/A                N/A               $0                  N/A
      Municipal
      Bond

----------------------
(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended
         October 31, 2000, which includes fees accrued in the fiscal year ended October 31, 1999 which were paid in 2000 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                    AUDITORS

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds (the "Annual Report") and incorporated by reference into this Statement of Additional Information for the fiscal years ended October 31, 2000 and 1999 have been audited by Ernst & Young LLP.




         Prior to the Reorganization, PricewaterhouseCoopers LLP, with offices at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, served as independent auditors for the Predecessor Funds. The financial highlights for the Predecessor Funds for each of the years or periods in the five-year period ended May 31, 2000 included in the Prospectuses and the financial statements contained in the Predecessor Funds' Annual Report to Shareholders dated May 31, 2000 and incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCooper, LLP.

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy, will pass upon certain legal matters on its behalf, and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New Jersey Municipal Bond Fund concerning New Jersey taxes and the description of special considerations relating to New Jersey Municipal Securities. The law firm of Wilkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019-6099, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Bond Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of Day, Berry & Howard LLP, City Place I, Hartford, CT 06103-3499 serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Bond Fund and Connecticut Intermediate Municipal Bond Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, MA 02110 serves as special Massachusetts counsel and special Rhode Island counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Massachusetts Municipal Bond Fund and Massachusetts Intermediate Municipal Bond Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities and the portion of this Statement of Additional Information and the

Prospectus with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of Special Considerations relating to Rhode Island Municipal Securities. The law firm of McGuire Woods LLP, 50 North Laura Street, Jacksonville, FL 32202-3635 serves as special Florida counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Florida Municipal Bond Fund concerning Florida taxes and the description of special considerations relating to Florida Municipal Securities.

                                 CODES OF ETHICS

         Galaxy and Fleet have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

         Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

         The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                  YIELD = 2[((a-b)/cd+1) TO THE POWER OF 6-1]


Where:      a =   dividends and interest earned by a Fund during the period;

            b =   expenses accrued for the period (net of reimbursements);

            c = average daily number of shares outstanding during the period, entitled to receive dividends; and

            d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

         The "tax-equivalent" yield of the New Jersey Municipal Bond, New
York Municipal Bond, Connecticut Municipal Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond, Massachusetts Intermediate Municipal Bond, Florida Municipal Bond and Rhode Island Municipal Bond Funds
is computed by: (a) dividing the portion of each Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. The "tax-equivalent" yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax.

         Based on the foregoing calculations, the standard yields and tax-equivalent yields (assuming a 39.6% federal tax rate) for Retail A Shares and Trust Shares of the Funds for the 30-day period ended October 31, 2000 were as set forth below:


                                                         RETAIL A                           TRUST
                                                         --------                           -----
FUND                                              STANDARD      TAX-EQUIVALENT      STANDARD      TAX-EQUIVALENT
----                                              --------      --------------      --------      --------------
Tax-Exempt Bond................................     4.15%            6.84%            4.52%             7.45%
New Jersey Municipal Bond......................     4.22%            7.43%            4.26%             7.52%
New York Municipal Bond........................     4.10%            7.27%            4.46%             7.87%
Connecticut Municipal Bond.....................     4.04%            7.02%            4.41%             7.65%
Massachusetts Municipal Bond...................     4.35%            7.65%            4.66%             8.21%
Rhode Island Municipal Bond....................     4.41%            8.19%            4.43%             8.25%
Intermediate Tax-Exempt Bond...................     4.10%            6.77%            4.29%             7.15%
Connecticut Intermediate Municipal Bond........     4.08%            7.14%            4.24%             7.44%
Massachusetts Intermediate Municipal Bond......     4.09%            7.23%            4.23%             7.53%
Florida Municipal Bond.........................       *                *              4.03%**           6.77%**

----------------------
*        The Florida Municipal Bond Fund does not offer Retail A Shares.
**       Represents yields for Shares of the Florida Municipal Bond Fund.

         Based on the foregoing calculations, (i) the standard yield for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 2000 was 3.67%, and (ii) the tax-equivalent yield (assuming a 39.6% federal tax rate) for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 2000 was 6.06%. None of the other Funds offered Retail B Shares prior to the date of this Statement of Additional Information.

         Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                    T = [(ERV/P)-1] TO THE POWER OF 1/n


Where:      T =      average annual total return;

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) period at the end of the applicable period
                     (or a fractional portion thereof);

            P =      hypothetical initial payment of $1,000; and

            n =      period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total Return =   [(ERV/P)-1]

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

         The aggregate total returns for Retail A Shares and Trust Shares of the Funds from the date of initial public offering through October 31, 2000 are set forth below:


FUND                                                                          RETAIL A                 TRUST
----                                                                          --------                 -----
Tax-Exempt Bond........................................................      58.52%(1)          67.35%(1)
New Jersey Municipal Bond..............................................       3.48%(2)           9.12%(2)
New York Municipal Bond................................................      55.88%(3)          65.58%(3)
Connecticut Municipal Bond.............................................      37.01%(4)          45.68%(4)
Massachusetts Municipal Bond...........................................      35.53%(5)          43.79%(5)
Rhode Island Municipal Bond............................................      36.35%(6)           3.82%(7)
Intermediate Tax-Exempt Bond...........................................      (1.66)%(8)         49.24%(9)
Connecticut Intermediate Municipal Bond................................      (1.68)%(8)         42.12%(10)
Massachusetts Intermediate Municipal Bond..............................      (1.57)%(8)         43.64%(9)
Florida Municipal Bond.................................................           *             16.02%(11)**

----------------------
*        The Florida Municipal Bond Fund does not offer Retail A Shares.
**       Represents returns for Shares of the Florida Municipal Bond Fund.

(1) For the period from December 30, 1991 (initial public offering date) through October 31, 2000.
(2) For the period from April 3, 1998 (initial public offering date) through October 31, 2000.
(3) For the period from December 31, 1991 (initial public offering date) through October 31, 2000.
(4) For the period from March 16, 1993 (initial public offering date) through October 31, 2000.
(5) For the period from March 12, 1993 (initial public offering date) through October 31, 2000.

(6) For the period from December 20, 1994 (initial public offering date) through October 31, 2000.
(7) For the period June 19, 2000 (initial public offering date) through October 31, 2000.
(8) For the period June 26, 2000 through October 31, 2000. The Predecessor Funds did not offer Retail A Shares prior to the Reorganization.
(9) For the period June 14, 1993 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.
(10) For the period August 1, 1994 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.
(11) For the period June 30, 1997 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.

         The aggregate total return for Retail B Shares of the Tax-Exempt Bond Fund from March 4, 1996 (initial public offering date) through October 31, 2000 was 16.06%. None of the other Funds offered Retail B Shares prior to the date of this Statement of Additional Information.

         The average annual total returns for Retail A Shares and Trust Shares (as applicable) of the Funds for the one-year and five-year periods (as applicable) ended October 31, 2000 are as set forth below:

                                                             RETAIL A                              TRUST
                                                             --------                              -----
FUND                                                ONE-YEAR          FIVE-YEAR          ONE-YEAR          FIVE-YEAR
----                                                --------          ---------          --------          ---------
Tax-Exempt Bond..............................         2.94%              3.79%             8.32%              5.05%
New Jersey Municipal Bond....................         2.46%                *               7.74%                *
New York Municipal Bond......................         3.73%              3.89%             9.12%              5.12%
Connecticut Municipal Bond...................         2.42%              3.77%             7.71%              5.00%
Massachusetts Municipal Bond.................         3.12%              3.72%             8.47%              4.92%
Rhode Island Municipal Bond..................         3.45%              4.15%               *                  *
Intermediate Tax-Exempt Bond.................           *                  *               8.34%(1)           5.27%(1)
Connecticut Intermediate
Municipal Bond...............................           *                  *               7.81%(1)           5.10%(1)
Massachusetts Intermediate
Municipal Bond...............................           *                  *               7.64%(1)           5.00%(1)
Florida Municipal Bond.......................           **                 **              7.18%(2)             *

----------------------
*        Not offered during the full period.
**       The Florida Municipal Bond Fund does not offer Retail A Shares.
(1) Performance for the period prior to June 26, 2000 represents performance by the single class of shares of the Predecessor Fund.
(2)      Represents returns for Shares of the Florida Municipal Bond Fund.

         The average annual total return for Retail B Shares of the Tax-Exempt Bond Fund for the one-year period ended October 31, 2000 was 2.41%. None of the other Funds offered Retail B Shares prior to the date of this Statement of Additional Information.

TAX EQUIVALENCY TABLES - NEW JERSEY MUNICIPAL BOND AND NEW YORK MUNICIPAL BOND FUNDS

         The New Jersey Municipal Bond and New York Municipal Bond Funds may use tax-equivalency tables in advertising and sales literature. These tables are intended to demonstrate the advantages of investing in tax free investments such as the Funds. The tax exempt yields used here are hypothetical and no assurance can be made that a Fund will obtain any particular yield. A Fund's yield fluctuates as market conditions change.

         The tax brackets and related yield calculations are based on the expected 2001 Federal and state marginal tax rates. The combined Federal and state rate reflects an assumed deduction of the state tax liability. In fact, however, certain limitations on this deductibility may apply. Also, the tables do not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.

         Investors are urged to consult their tax advisors as to these matters.

NEW JERSEY: 2001


Equivalent yields: Tax-exempt


                                 New
                                 Jersey &  New Jersey Tax Equivalent
$Taxable                         Federal   Yields.**
Income*          State   Federal Effective -----------------------------------------------------------------------------------------
Single           Rate    Rate    Rate      3.0%    3.5%    4.0%   4.5%    5.0%    5.5%   6.0%     6.5%     7.0%     7.5%     8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-20,000        1.40%   15.0%   16.19%    3.58%   4.18%   4.77%  5.37%   5.97%   6.56%   7.16%    7.76%    8.35%    8.95%    9.55%
20,001-27,050    1.75%   15.0%   16.49%    3.59%   4.19%   4.79%  5.39%   5.99%   6.59%   7.18%    7.78%    8.38%    8.98%    9.58%
27,051-35,000    1.75%   28.0%   29.26%    4.24%   4.95%   5.65%  6.36%   7.07%   7.77%   8.48%    9.19%    9.90%   10.60%   11.31%
35,001-40,000    3.50%   28.0%   30.52%    4.32%   5.04%   5.76%  6.48%   7.20%   7.92%   8.64%    9.36%   10.07%   10.79%   11.51%
40,001-65,550    5.525%  28.0%   31.98%    4.41%   5.15%   5.88%  6.62%   7.35%   8.09%   8.82%    9.56%   10.29%   11.03%   11.76%
65,551-75,000    5.525%  31.0%   34.81%    4.60%   5.37%   6.14%  6.90%   7.67%   8.44%   9.20%    9.97%   10.74%   11.50%   12.27%
75,001-136,750   6.37%   31.0%   35.40%    4.64%   5.42%   6.19%  6.97%   7.74%   8.51%   9.29%   10.06%   10.84%   11.61%   12.38%
136,751-297,350  6.37%   36.0%   40.08%    5.01%   5.84%   6.68%  7.51%   8.34%   9.18%  10.01%   10.85%   11.68%   12.52%   13.35%
Over 297,350     6.37%   39.6%   43.45%    5.31%   6.19%   7.07%  7.96%   8.84%   9.73%  10.61%   11.49%   12.38%   13.26%   14.15%
------------------------------------------------------------------------------------------------------------------------------------


                                 New
                                 Jersey &  New Jersey Tax Equivalent
$Taxable                         Federal   Yields.**
Income*          State   Federal Effective -----------------------------------------------------------------------------------------
Married Jointly  Rate    Rate    Rate      3.0%    3.5%    4.0%   4.5%    5.0%    5.5%   6.0%     6.5%     7.0%     7.5%     8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-20,000        1.40%   15.0%   16.19%    3.58%   4.18%   4.77%  5.37%   5.97%   6.56%  7.16%    7.76%    8.35%    8.95%    9.55%
20,001-45,200    1.75%   15.0%   16.49%    3.59%   4.19%   4.79%  5.39%   5.99%   6.59%  7.18%    7.78%    8.38%    8.98%    9.58%
45,201-50,000    1.75%   28.0%   29.26%    4.24%   4.95%   5.65%  6.36%   7.07%   7.77%  8.48%    9.19%    9.90%    10.60%   11.31%
50,001-70,000    2.45%   28.0%   29.76%    4.27%   4.98%   5.69%  6.41%   7.12%   7.83%  8.54%    9.25%    9.97%    10.68%   11.39%
70,001-80,000    3.50%   28.0%   30.52%    4.32%   5.04%   5.76%  6.48%   7.20%   7.92%  8.64%    9.36%    10.07%   10.79%   11.51%
80,001-109,250   5.525%  28.0%   31.98%    4.41%   5.15%   5.88%  6.62%   7.35%   8.09%  8.82%    9.56%    10.29%   11.03%   11.76%
109,251-150,000  5.525%  31.0%   34.81%    4.60%   5.37%   6.14%  6.90%   7.67%   8.44%  9.20%    9.97%    10.74%   11.50%   12.27%
150,001-166,500  6.37%   31.0%   35.40%    4.64%   5.42%   6.19%  6.97%   7.74%   8.51%  9.29%    10.06%   10.84%   11.61%   12.38%
166,501-297,350  6.37%   36.0%   40.08%    5.01%   5.84%   6.68%  7.51%   8.34%   9.18%  10.01%   10.85%   11.68%   12.52%   13.35%
Over 297,350     6.37%   39.6%   43.45%    5.31%   6.19%   7.07%  7.96%   8.84%   9.73%  10.61%   11.49%   12.38%   13.26%   14.15%
------------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for New Jersey tax purposes is the same as defined in the Internal Revenue Code. In fact, however, New Jersey taxable income may differ due to differences in exemptions, itemized deductions and other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and New Jersey tax-exempt yield for a New Jersey taxpayer in the specified income bracket.

NEW YORK STATE AND CITY:  2001


Equivalent yields: Tax-exempt


                                                          New York    New York
                                                          State       State City
                                                          and         and
                                     State                Federal     Federal
$Taxable Income*   City      State   City       Federal   Effective   Effective
Single             Rate***   Rate    Combined   Rate      Rate        Rate***
--------------------------------------------------------------------------------
$0-8,000           2.907%    4.00%   6.907%     15%       18.40%      20.8710%
$8,001-11,000      2.907%    4.50%   7.407%     15%       18.825%     21.2960%
$11,001-12,000     2.907%    5.25%   8.157%     15%       19.4625%    21.9335%
$12,001-13,000     3.534%    5.25%   8.784%     15%       19.4625%    22.4664%
$13,001-20,000     3.534%    5.90%   9.434%     15%       20.015%     23.0189%
$20,001-25,000     3.534%    6.85%   10.384%    15%       20.8225%    23.8264%
$25,001-27,050     3.591%    6.85%   10.441%    15%       20.8225%    23.8749%
$27,051-50,000     3.591%    6.85%   10.441%    28%       32.9320%    35.5175%
$50,001-65,550     3.648%    6.85%   10.498%    28%       32.9320%    35.5586%
$65,551-136,750    3.648%    6.85%   10.498%    31%       35.7265%    38.2436%
$136,751-297,350   3.648%    6.85%   10.498%    36%       40.3840%    42.7187%
Over 297,350       3.648%    6.85%   10.498%    39.6%     43.7374%    45.9408%
--------------------------------------------------------------------------------

                   New York Tax Equivalent Yields:****
$Taxable Income*   -------------------------------------------------------------------------------------------------------
Single             3.0%     3.5%     4.0%     4.5%     5.0%     5.5%      6.0%      6.5%      7.0%      7.5%      8.0%
--------------------------------------------------------------------------------------------------------------------------
$0-8,000           3.79%    4.42%    5.06%    5.69%    6.32%    6.95%     7.58%      8.21%     8.85%     9.48%    10.11%
$8,001-11,000      3.81%    4.45%    5.08%    5.72%    6.35%    6.99%     7.62%      8.26%     8.89%     9.53%    10.16%
$11,001-12,000     3.84%    4.48%    5.12%    5.76%    6.40%    7.05%     7.69%      8.33%     8.97%     9.61%    10.25%
$12,001-13,000     3.87%    4.51%    5.16%    5.80%    6.45%    7.09%     7.74%      8.38%     9.03%     9.67%    10.32%
$13,001-20,000     3.90%    4.55%    5.20%    5.85%    6.50%    7.14%     7.79%      8.44%     9.09%     9.74%    10.39%
$20,001-25,000     3.94%    4.59%    5.25%    5.91%    6.56%    7.22%     7.88%      8.53%     9.19%     9.85%    10.50%
$25,001-27,050     3.94%    4.60%    5.25%    5.91%    6.57%    7.22%     7.88%      8.54%     9.20%     9.85%    10.51%
$27,051-50,000     4.65%    5.43%    6.20%    6.98%    7.75%    8.53%     9.30%     10.08%    10.86%    11.63%    12.41%
$50,001-65,550     4.66%    5.43%    6.21%    6.98%    7.76%    8.53%     9.31%     10.09%    10.86%    11.64%    12.41%
$65,551-136,750    4.86%    5.67%    6.48%    7.29%    8.10%    8.91%     9.72%     10.53%    11.33%    12.14%    12.95%
$136,751-297,350   5.24%    6.11%    6.98%    7.86%    8.73%    9.60%     10.47%    11.35%    12.22%    13.09%    13.97%
Over 297,350       5.55%    6.47%    7.40%    8.32%    9.25%    10.17%    11.10%    12.02%    12.95%    13.87%    14.80%
--------------------------------------------------------------------------------------------------------------------------


                                                     New York        New York State
$Taxable Income*                  State              State and       State City
Married Filing    City     State  City      Federal  Federal         and Federal
Jointly           Rate***  Rate   Combined  Rate     Effective Rate  Effective Rate***
--------------------------------------------------------------------------------------
$0-16,000         2.907%   4.00%  6.907%    15%      18.4000%        20.8710%
$16,001-21,600    2.907%   4.50%  7.407%    15%      18.8250%        21.2960%
$21,601-22,000    3.534%   4.5%   8.034%    15%      18.8250%        21.8289%
$22,001-26,000    3.534%   5.25%  8.787%    15%      19.4625%        22.4664%
$26,001-40,000    3.534%   5.90%  9.434%    15%      19.465%         23.0189%
$40,001-45,000    3.534%   6.85%  10.384%   15%      20.0155%        23.8264%
$45,001-45,200    3.591%   6.85%  10.441%   15%      20.8225%        23.8749%
$45,201-90,000    3.591%   6.85%  10.441%   28%      32.9320%        35.5175%
$90,001-109,250   3.648%   6.85%  10.498%   28%      32.9320%        35.5586%
$109,251-166,500  3.648%   6.85%  10.498%   31%      35.7265%        38.2436%
$166,501-297,350  3.648%   6.85%  10.498%   36%      40.3840%        42.7187%
Over 297,350      3.648%   6.85%  10.498%   39.6%    43.7374%        45.9408%
--------------------------------------------------------------------------------------

$Taxable Income*  New York Tax Equivalent Yields:****
Married Filing    ---------------------------------------------------------------------------------------------------
Jointly           3.0%      3.5%     4.0%       4.5%     5.0%     5.5%     6.0%     6.5%     7.0%     7.5%     8.0%
---------------------------------------------------------------------------------------------------------------------
$0-16,000         3.79%     4.42%    5.06%      5.69%    6.32%    6.95%    7.58%    8.21%    8.85%    9.48%    10.11%
$16,001-21,600    3.81%     4.45%    5.08%      5.72%    6.35%    6.99%    7.62%    8.26%    8.89%    9.53%    10.16%
$21,601-22,000    3.84%     4.48%    5.12%      5.76%    6.40%    7.04%    7.68%    8.32%    8.95%    9.59%    10.23%
$22,001-26,000    3.87%     4.51%    5.16%      5.80%    6.45%    7.09%    7.74%    8.38%    9.03%    9.67%    10.32%
$26,001-40,000    3.90%     4.55%    5.20%      5.85%    6.50%    7.14%    7.79%    8.44%    9.09%    9.74%    10.39%
$40,001-45,000    3.94%     4.59%    5.25%      5.91%    6.56%    7.22%    7.88%    8.53%    9.19%    9.85%    10.50%
$45,001-45,200    3.94%     4.60%    5.25%      5.91%    6.57%    7.22%    7.88%    8.54%    9.20%    9.85%    10.51%
$45,201-90,000    4.65%     5.43%    6.20%      6.98%    7.75%    8.53%    9.30%    10.08%   10.86%   11.63%   12.41%
$90,001-109,250   4.66%     5.43%    6.21%      6.98%    7.76%    8.53%    9.31%    10.09%   10.86%   11.64%   12.41%
$109,251-166,500  4.86%     5.67%    6.48%      7.29%    8.10%    8.91%    9.72%    10.53%   11.33%   12.14%   12.95%
$166,501-297,350  5.24%     6.11%    6.98%      7.86%    8.73%    9.60%    10.47%   11.35%   12.22%   13.09%   13.97%
Over 297,350      5.55%     6.47%    7.40%      8.32%    9.25%    10.17%   11.10%   12.02%   12.95%   13.87%   14.80%
---------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.


** For federal tax purposes, these combined rates reflect the applicable marginal rates for 2001, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the New York State and New York City tax and surcharge rates for 2001.


*** The New York City rate is comprised of the tax base rate and city surcharge for 2001.


**** These represent New York State, City, and Federal Equivalent Yields.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND, FLORIDA MUNICIPAL BOND, RHODE ISLAND MUNICIPAL BOND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND AND MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUNDS

         The Connecticut Municipal Bond, Massachusetts Municipal Bond, Florida Municipal Bond, Rhode Island Municipal Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Funds also may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Fund's respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut, Massachusetts and Rhode Island, as applicable. Some portion of the Funds' income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

         The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 2001. These are not indicators of past or future performance of the Connecticut Municipal Bond, Massachusetts Municipal Bond, Florida Municipal Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal and Rhode Island Municipal Bond Funds.

         Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

         Connecticut Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

         Investors are urged to consult their own tax advisors as to these matters.

CONNECTICUT:  2001


Equivalency yields: Tax-Exempt


                                              Connecticut Tax-Equivalent
                                   Combined   Yields.**
$Taxable Income*  State   Federal  Effective  --------------------------------------------------------------------------------
Single            Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-27,050         3.96%   15%      18.37%     3.68%  4.29%  4.90%  5.51%  6.13%  6.74%   7.35%   7.96%   8.58%   9.19%   9.80%
27,051-65,550     4.50%   28%      31.24%     4.36%  5.09%  5.82%  6.54%  7.27%  8.00%   8.73%   9.45%  10.18%  10.91%  11.63%
65,551-136,750    4.50%   31%      34.11%     4.55%  5.31%  6.07%  6.83%  7.59%  8.35%   9.11%   9.86%  10.62%  11.38%  12.14%
136,751-297,350   4.50%   36%      38.88%     4.91%  5.73%  6.54%  7.36%  8.18%  9.00%   9.82%  10.63%  11.45%  12.27%  13.09%
Over 297,350      4.50%   39.6%    42.32%     5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------


$Taxable Income*                   Combined   Connecticut Tax-Equivalent Yields.**
Married Filing    State   Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-45,200         3.825%  15%      18.25%     3.67%  4.28%  4.89%  5.50%  6.12%  6.73%  7.34%    7.95%   8.56%   9.17%   9.79%
45,201-109,250    4.50%   28%      31.24%     4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%    9.45%  10.18%  10.91%  11.63%
109,251-166,500   4.50%   31%      34.11%     4.55%  5.31%  6.07%  6.83%  7.59%  8.35%  9.11%    9.86%  10.62%  11.38%  12.14%
166,501-297,350   4.50%   36%      38.88%     4.91%  5.73%  6.54%  7.36%  8.18%  9.00%  9.82%   10.63%  11.45%  12.27%  13.09%
Over 297,350      4.50%   39.6%    42.32%     5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.

MASSACHUSETTS:  2001


Equivalent Yields:  Tax-Exempt


                                   Combined   Massachusetts Tax-Equivalent Yields**
$Taxable Income   State   Federal  Effective  --------------------------------------------------------------------------------
Single*           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-27,050         5.60%   15.0%    19.76%     3.74%  4.36%  4.99%  5.61%  6.23%  6.85%   7.48%   8.10%   8.72%   9.36%   9.97%
27,051-65,550     5.60%   28.0%    32.03%     4.41%  5.15%  5.88%  6.62%  7.36%  8.09%   8.83%   9.56%  10.30%  11.03%  11.77%
63,551-136,750    5.60%   31.0%    34.86%     4.61%  5.37%  6.14%  6.91%  7.68%  8.44%   9.21%   9.98%  10.75%  11.51%  12.28%
136,751-297,350   5.60%   36.0%    39.58%     4.97%  5.79%  6.62%  7.45%  8.28%  9.10%   9.93%  10.76%  11.59%  12.41%  13.24%
Over 297,350      5.60%   39.6%    42.98%     5.26%  6.14%  7.02%  7.89%  8.77%  9.66%  10.52%  11.40%  12.28%  13.15%  14.03%
------------------------------------------------------------------------------------------------------------------------------


$Taxable Income*                   Combined   Massachusetts Tax-Equivalent Yields**
Married Filing    State   Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-45,200         5.60%   15.0%    19.76%     3.74%  4.36%  4.99%  5.61%  6.23%  6.85%  7.48%    8.10%   8.72%   9.35%   9.97%
45,201-109,250    5.60%   28.0%    32.03%     4.41%  5.15%  5.88%  6.62%  7.36%  8.09%  8.83%    9.56%  10.30%  11.03%  11.77%
109,251-166,500   5.60%   31.0%    34.86%     4.61%  5.37%  6.14%  6.91%  7.68%  8.44%  9.21%    9.98%  10.75%  11.51%  12.38%
166,501-297,350   5.60%   36.0%    39.58%     4.97%  5.79%  6.62%  7.45%  8.28%  9.10%  9.93%   10.76%  11.59%  12.41%  13.24%
Over 297,350      5.60%   39.6%    42.98%     5.26%  6.14%  7.02%  7.89%  8.77%  9.66%  10.52%  11.40%  12.28%  13.15%  14.03%
------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

RHODE ISLAND:  2001


Equivalent yields:  Tax-Exempt


                                   Combined   Rhode Island Tax-Equivalent Yields**
$Taxable Income   State   Federal  Effective  --------------------------------------------------------------------------------
Single*           Rate    Rate     Rate       3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%   6.50%   7.00%   7.50%   8.00%
------------------------------------------------------------------------------------------------------------------------------
$0-27,050          3.83%  15.0%    18.26%     3.67%  4.28%  4.89%  5.51%  6.12%   6.73%  7.34%   7.95%   8.56%   9.18%   9.79%
27,051-65,550      7.14%  28.0%    33.14%     4.49%  5.23%  5.98%  6.73%  7.48%   8.23%  8.97%   9.72%  10.47%  11.22%  11.97%
65,551-136,750     7.91%  31.0%    36.46%     4.72%  5.51%  6.30%  7.08%  7.87%   8.66%  9.44%  10.23%  11.02%  11.80%  12.59%
136,751-297,350    9.18%  36.0%    41.88%     5.16%  6.02%  6.88%  7.74%  8.60%   9.46% 10.32%  11.18%  12.04%  12.90%  13.76%
Over 297,350      10.10%  39.6%    45.70%     5.52%  6.45%  7.37%  8.29%  9.21%  10.13% 11.05%  11.97%  12.89%  13.81%  14.73%
------------------------------------------------------------------------------------------------------------------------------


$Taxable
Income*                            Combined   Rhode Island Tax-Equivalent Yields**
Married Filing    State   Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate    Rate     Rates      3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%   6.50%   7.00%   7.50%   8.00%
------------------------------------------------------------------------------------------------------------------------------
$0-45,200          3.83%  15.0%    18.26%     3.67%  4.28%  4.89%  5.51%  6.12%   6.73%  7.34%   7.95%   8.56%   9.18%   9.79%
45,201-109,250     7.14%  28.0%    33.14%     4.49%  5.23%  5.98%  6.73%  7.48%   8.23%  8.97%   9.72%  10.47%  11.22%  11.97%
109,251-166,500    7.91%  31.0%    36.46%     4.72%  5.51%  6.30%  7.08%  7.87%   8.66%  9.44%  10.23%  11.02%  11.80%  12.59%
166,501-297,350    9.18%  36.0%    41.88%     5.16%  6.02%  6.88%  7.74%  8.60%   9.46% 10.32%  11.18%  12.04%  12.90%  13.76%
Over 297,350      10.10%  39.6%    45.70%     5.52%  6.45%  7.37%  8.29%  9.21%  10.13% 11.05%  11.97%  12.89%  13.81%  14.73%
------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Rhode Island tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions or other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and Rhode Island tax-exempt yield for a Rhode Island tax payer in the specified income bracket.

FLORIDA: 2001


Equivalent yields:  Tax-Exempt


$Taxable                   Federal    Florida Tax-Equivalent Yields**
Income*           Federal  Effective  --------------------------------------------------------------------------------
Single            Rate     Rate       3.0%    3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%    7.5%    8.0%
----------------------------------------------------------------------------------------------------------------------
$0-27,050         15.0%    15.0%      3.53%   4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%   8.24%   8.82%   9.41%
27,051-65,550     28.0%    28.0%      4.17%   4.86%  5.56%  6.25%  6.94%  7.64%  8.33%   9.03%   9.72%  10.42%  11.11%
65,551-136,750    31.0%    31.0%      4.35%   5.07%  5.80%  6.52%  7.25%  7.97%  8.70%   9.42%  10.14%  10.87%  11.59%
136,751-297,350   36.0%    36.0%      4.69%   5.47%  6.25%  7.03%  7.81%  8.59%  9.38%  10.16%  10.94%  11.72%  12.50%
Over 297,350      39.6%    39.6%      4.97%   5.79%  6.62%  7.45%  8.28%  9.11%  9.93%  10.76%  11.59%  12.42%  13.25%
----------------------------------------------------------------------------------------------------------------------


$Taxable
Income*                    Federal    Florida Tax-Equivalent Yields**
Married Filing    Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate     Rate       3.0%    3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%    7.0%    7.5%    8.0%
----------------------------------------------------------------------------------------------------------------------
$0-45,200         15.0%    15.0%      3.53%   4.12%  4.71%  5.29%  5.88%  6.47%  7.06%   7.65%   8.24%   8.82%   9.41%
45,201-109,250    28.0%    28.0%      4.17%   4.86%  5.56%  6.25%  6.94%  7.64%  8.33%   9.03%   9.72%  10.42%  11.11%
109,251-166,500   31.0%    31.0%      4.35%   5.07%  5.80%  6.52%  7.25%  7.97%  8.70%   9.42%  10.14%  10.87%  11.59%
166,501-297,350   36.0%    36.0%      4.69%   5.47%  6.25%  7.03%  7.81%  8.59%  9.38%  10.16%  10.94%  11.72%  12.50%
Over 297,350      39.6%    39.6%      4.97%   5.79%  6.62%  7.45%  8.28%  9.11%  9.93%  10.76%  11.59%  12.42%  13.25%
----------------------------------------------------------------------------------------------------------------------


*    This amount represents taxable income as defined in the Internal Revenue
     Code.


** Each entry represents the taxable yield that is the equivalent to the specified Federal tax-exempt yield for a Florida taxpayer in the specified income bracket.

PERFORMANCE REPORTING

         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

         Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds, as applicable.

         The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Each Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated as described above. A Fund's tax-equivalent yield will always be higher than its yield.

         The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for Retail B Shares and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

         The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                  MISCELLANEOUS

         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of February 13, 2001, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding shares of each class of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    TRUST SHARES                       99.74%
    Fleet National Bank
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL B SHARES
    Steven R. Schwartz                  5.49%
    2393 Lake Elmo Avenue N.
    Lake Elmo, MN 55042-8407

    BKB SHARES
    James H. Furneaux &                 5.56%
    Carol S. Furneaux
    JTTEN
    810 Concord Road
    Carlisle, MA  01741-1523

    Mellon Bank (DE) NA                 5.48%
    Enhanced Cash Fund
    Wilshire Enhanced Tax
    Index Trust
    135 Sentilli Highway
    Everett, MA 02149-1906

TAX-EXEMPT MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank               100.00%
    P.O. Box 92800
    Rochester, NY 14692-8900

    BKB SHARES
    Bob & Co.                           8.88%
    Treasury
    Attn:  A.J. Ferullo
    100 Federal St #01-12-02
    Mailstop: MADE 10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gilbert L. Wade                     5.68%
    143 Avenue B
    Apartment 6A
    New York, NY 10009-5026

GOVERNMENT MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.33%
    P.O. Box 92800
    Rochester, NY 14692-8900

U.S. TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                95.94%
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL A SHARES
    US Clearing A Division             15.58%
    of Fleet Securities Inc.
    26 Broadway
    New York, NY 10004-1703

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                18.81%
    P.O. Box 92800
    Rochester, NY  14692-8900

    Bob & Co.                           7.80%
    Treasury Attn: A. J. Ferullo
    100 Federal St #01-13-07
    Mail Stop: MADE10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Fleet Bank Omnibus                 60.20%
    Steven P. Suchecki
    20 Church Street
    Hartford, CT  06103

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.93%
    P.O. Box 92800
    Rochester, NY 14692-8900

INSTITUTIONAL MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                24.45%
    P.O. Box 92800
    Rochester, NY 14692-8900

    US Clearing A Division Of           7.29%
    Fleet Securities Inc.
    26 Broadway
    New York, NY  10004-1703

    Bob & Co. Treasury                 45.11%
    Mail Stop: MADE 10013E
    Attn:  A.J. Ferullo
    100 Federal Street
    #01-13-07
    Boston, MA  02110-1802

    Tweeter HomeEntertainment           5.03%
    Group Financing Company
    Trust
    10 Pequot Way
    Canton, MA  02021-2306

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MASSACHUSETTS MUNICIPAL
    MONEY MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                36.40%
    P.O. Box 92800
    Rochester, NY 14692-8900

    U.S. Clearing A Division of        20.57%
    Fleet Securities, Inc.
    26 Broadway
    New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY
    MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                45.35%
    P.O. Box 92800
    Rochester, NY  14692-8900

    William L. Bucknall                 5.05%
    Norma Lee Bucknall
    5 Oak Ridge Dr.
    Bethany, CT  06524-3117

EQUITY VALUE FUND
    TRUST SHARES
    Gales & Co.                        69.22%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        10.66%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

EQUITY GROWTH FUND
    TRUST SHARES
    Gales & Co.                        67.14%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.37%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        15.24%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of           5.80%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th Street, Apt. 359
    Baltimore, MD 21211-2176

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    NH Bragg & Sons                    87.06%
    401(K) Profit Sharing Plan
    Lawrence S. Cronkite and
    John Bragg TTEES
    92 Perry Road
    P.O. Box 927
    Bangore, ME 04402-0927

    PRIME B SHARES
    US Clearing A Division of          19.22%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          12.42%
    Fleet Securities Inc.
    FBO# 166-31108-21
    Frank Catanho, Trustee of
    the Frank Catanho
    1996 Trust Dated 10/22/96
    24297 Mission Blvd.
    Hayward, NY 94544-1020

    US Clearing A Division of          12.06%
    Fleet Securities Inc.
    FBO# 024-90318-16
    Lynn C. Sherrie
    P.O. Box 316
    Wilson, NY 14172-0316

    US Clearing A Division of          10.40%
    Fleet Securities Inc.
    FBO# 221-00085-18
    Walter M. Swiecicki &
    Cathleen Swiecicki  JT WROS
    119 Old Beekman Road
    Monmouth Junction, NJ
    08852-3114

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           5.71%
    Fleet Securities Inc.
    FBO# 244-90004-19
    W P Fleming
    66500 E 253rd
    Grove, OK 74344-6163

    US Clearing Corporation             5.62%
    FBO# 131-98122-18
    Elaine B. Odessa
    9 Newman Road
    Pantucket, RI 02860-6183

GROWTH FUND II
    TRUST SHARES
    Gales & Co.                        19.67%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        10.25%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        69.61%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           9.32%
    Fleet Securities Inc.
    FBO# 245-94671-10
    Elliot Entner
    16 Paul Revere Road
    Sharon, MA 02067-2213

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Kie Y Ahn                          16.50%
    Bok S Ahn JT WROS
    639 Quaker Street
    Chappaqua, NY 10514-1507

    RETAIL B SHARES
    US Clearing A Division of           6.73%
    Fleet Securities Inc.
    FBO 979-00486-16
    Joseph Papai Jr.
    918 Lee Avenue
    North Brunswick, NJ
    08902-2351

    Fleet Bank NA                       5.07%
    Cust of the Rollover IRA
    FBO Juan Rosai
    25 Crestview Dr.
    North Haven, CT  06473

EQUITY INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        33.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        12.03%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    TRUST SHARES
    Gales & Co.                        30.92%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        27.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.73%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    Charles Schwab & Co. Inc.          10.14%
    Special Custody Acct. for
    Exclusive of Customers
    Attn: Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122

    PRIME A SHARES                     80.62%
    US Clearing A Division of
    Fleet Securities Inc.
    FBO 125-98055-11
    Albert F Twanmo
    6508 81st St.
    Cabin John, MD 20818-1203

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.83%
    Fleet Securities Inc.
    FBO 136-99157-13
    Jon-Paul Dadaian
    178 Clarken Drive
    West Orange, NJ 07052-3441

    PRIME B SHARES US
    Clearing A Division of             69.62%
    Fleet Securities Inc.
    FBO# 102-59241-17
    Church & Friary of St.
    Francis of Assisi
    c/o Fr. Peter Brophy OFM
    135 West 31st St.
    New York, NY 10001-3405

    US Clearing Corp                    5.46%
    FBO# 244-90026-13
    Guido Guinasso
    418 College Avenue
    San Francisco, CA  94112-1114

    BKB SHARES
    National Financial                  5.59%
    Services Corp
    For the Exclusive Benefit of
    Customers
    P.O. Box 3908
    Church Street Station
    New York, NY 10008-3908

GROWTH AND INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        41.18%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.23%
    Fleet Securities Inc.
    FBO# 160-27022-17
    Linda Shaw, Trustee for the
    Linda J Shaw Trust
    920 Meadows Road
    Geneva, IL 60134-3052

    US Clearing A Division of          28.37%
    Fleet Securities Inc.
    FBO# 113-27816-16
    Pamela M Fein
    68 Oak Ridge Drive
    Bethany, CT 06524-3118

    US Clearing A Division of          25.85%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    PRIME B SHARES
    US Clearing A Division of          29.97%
    Fleet Securities Inc.
    FBO# 147-97497-13
    Martin Allen Sante
    8858 Moanalua Way
    Diamondhead, MS 39525

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          18.15%
    Fleet Securities Inc.
    FBO# 103-31744-16
    Irwin Luftig & Elaine Luftig
    6119 Bear Creek Ct
    Lake Worth, FL 33467-6812

    US Clearing A Division of          16.81%
    Fleet Securities Inc.
    FBO# 148-28677-18
    Linda M. Berke & Michael E.
    Berke JT TEN
    30941 Westwood Road
    Farmington Hills, MI
    48331-1466

    US Clearing A Division of          16.40%
    Fleet Securities Inc.
    FBO# 147-29019-15
    Walter W Quan
    2617 Skyline Drive
    Lorain, OH 44053-2243

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 013-90166-12
    Florence G. St. Onge
    34 Cedar Lane
    Warren, RI 02885-2236

    US Clearing A Division of           6.04%
    Fleet Securities Inc.
    FBO# 108-00116-10
    Michael Kennedy &
    Carleen Kennedy    JT WROS
    12 Walton Avenue
    Locust Valley, NY 11560-1227

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
ASSET ALLOCATION FUND
    TRUST SHARES
    Gales & Co.                        92.05%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.52%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          30.60%
    Fleet Securities Inc.
    FBO# 114-97238-17
    Sara Mallow
    6415 NW 24th Street
    Boca Raton, FL 33434-4320

    US Clearing A Division of          21.95%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    US Clearing Corp                   11.21%
    FBO 170-01663-15
    Nicholas G. Roselli
    216 Root Road
    Westfield, MA 01085-9832

    US Clearing A Division of          14.97%
    Fleet Securities Inc.
    FBO 194-97099-17
    James Kenneth Winter
    2523 Greenridge Dr.
    Belden, MS  08826-9530

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    U.S. Clearing Corp.                 5.21%
    FBO 155-98529-16
    Frederick B. Gatt
    144 Jay Street
    Albany, NY 12210-1806

    PRIME B SHARES
    US Clearing A Division of          10.93%
    Fleet Securities Inc.
    FBO# 138-97818-14
    Carol Y Foster
    524 Marie Avenue
    Blountstown, FL 32424-1218

    US Clearing A Division of          10.43%
    Fleet Securities Inc.
    FBO# 102-92974-11
    Ann E Herzog
    74 Tacoma Street
    Staten Island, NY 10304-4222

    US Clearing A Division of           6.95%
    Fleet Securities Inc.
    FBO# 166-98559-16
    Ann P Sargent
    422 Los Encinos Avenue
    San Jose, CA 95134-1336

    US Clearing A Division of           6.75%
    Fleet Securities Inc.
    FBO# 166-97970-19
    Alicia E Schober
    10139 Ridgeway Drive
    Cupertino, CA 95014-2658

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.19%
    Fleet Securities Inc.
    FBO# 181-01324-13
    Paul R Thornton & Karin Z
    Thornton JT TEN
    1207 Oak Glen Lane
    Sugar Land, TX 77479-6175

    US Clearing Corp                    5.15%
    FBO# 013-00189-14
    David Paquin & Susan
    Paquin JT TEN
    Attn: Paul D Nunes VP
    100 Westminister St.
    RI/MO/F026
    Providence, RI 02903-2318

SMALL COMPANY EQUITY FUND
    TRUST SHARES
    Gales & Co.                        62.31%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        25.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        10.70%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    TRUST SHARES
    Gales & Co.                        44.32%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.34%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th, Apt. 359
    Baltimore, MD 21211-2176

    US Clearing A Division of          23.99%
    Fleet Securities Inc.
    FBO# 155-03619-17
    Frederick W Geissinger
    601 NW 2nd Street
    Evansville, IN 47708-1013

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.00%
    Fleet Securities Inc.
    FBO# 103-97564-14
    Thomas X McKenna
    170 Turtle Creek Drive
    Tequesta, FL 33469-1547

    US Clearing A Division of          11.81%
    Fleet Securities Inc.
    FBO# 103-31296-18
    Edward U Roddy III
    109 Angler Avenue
    Palm Beach, FL 33480-3101

    PRIME B SHARES
    US Clearing A Division of          12.40%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          10.88%
    Fleet Securities Inc.
    FBO #162-27769-10
    Gilbert Shue & Eva
    Shue-Trustees
    Shue FamilyTrust-DTD
    11/8/84
    10119 Riverside Dr.
    Ontario, CA  91761-7814

    US Clearing A Division of           8.40%
    Fleet Securities Inc.
    FBO# 107-30623-15
    Andrejs Zvejnieks
    2337 Christopher Walk
    Atlanta, GA 30327-1110

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.54%
    Fleet Securities Inc.
    FBO# 223-97395-15
    Rufus O. Eddins, Jr.
    360 Dominion Circle
    Knoxville, TN 37922-2750

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 221-97250-13
    Michael A Veschi
    106 Exmoor Court
    Leesburg, VA 20176-2049

    US Clearing Corp                    5.74%
    FBO# 138-30212-17
    Virginia Godenrath T.O.D.
    Robert Godenrath
    5925 Shore Boulevard South
    #104
    Gulfport, FL 33707-5904

    US Clearing Corp                    5.01%
    FBO# 108-98907-17
    Linda Lecessi - Karp
    141 Norwood Avenue
    Malverne, NY 11565-1422

STRATEGIC EQUITY FUND
    TRUST SHARES
    Gales & Co.                        92.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.60%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    US Clearing A Division of           5.85%
    Fleet Securities Inc.
    FBO 978-12453-12
    Violet K. Saidnehr
    260 Middle Neck Road
    Great Neck, NY  11021-1175

PAN-ASIA FUND
    TRUST SHARES
    FIM Funding, Inc.                 100.00%
    Attn:  Richard Joseph
    150 Federal Street
    Boston, MA  02109

    RETAIL A SHARES
    Anthony P. Vericco                  6.41%
    & Antonia Vericco JTWROS
    32 Susan Drive
    Saugus, MA 01906

    John J. Mancini                    13.42%
    Anthony Mancini JT TEN
    114 Alpine Road
    Portland, ME 04103-2804

    Fleet Bank                          8.27%
    Cust For the IRA Plan FBO
    Susan A. Bird
    30 Lafayette Ave
    Somerset, NJ 08873-2556

    Adelaide Donohue &                 40.14%
    Matthew Donohue
    JT WROS
    PO Box 230
    Southampton , NY 11969

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Striplin Family Trust               5.57%
    Dave Striplin & Kristin
    Striplin JT WROS PDAA
    U/T/A DTD 1-22-2001
    1705 Vista Del Monte
    Aubum, CA 95603-6104

    RETAIL B SHARES
    Fleet Bank NA                      51.72%
    Cust of the Rollover IRA
    FBO Ben V. Phan
    120 Stoughton Street
    Dorchester, MA 02125-1900

    FIM Funding, Inc.                   9.15%
    Attn:  Richard Joseph
    150 Federal Street
    4th Floor
    Boston, MA  02109

    US clearing A Division of           9.61%
    Fleet Securities Inc.
    FBO 245-901434-13
    Anthony M. Savoy
    103 Oak Street
    Indian Orchard, MA
    01151-1538

    US clearing A Division of          21.92%
    Fleet Securities Inc.
    FBO 245-94856-17
    Daniel Coletti
    465 Lexington Street
    Waltham, MA 02452

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERMEDIATE GOVERNMENT
    INCOME FUND
    TRUST SHARES
    Gales & Co.                        63.84%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        21.29%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        14.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL B SHARES
    Fleet Bank NACust of                8.30%
    Rollover IRA
    FBO Joel J. Corriveau Sr.
    28 Louise Ave
    Mathuen, MA 01844

    BKB SHARES
    Boott Mills                         8.20%
    c/o Richard D. Leggat
    25th Floor
    150 Federal Street
    Boston, MA  02110-1745

    Pipe Fitters Local 537              8.80%
    Health & Welfare Fund
    35 Travis Street #1
    Allston, MA  02134-1251

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
HIGH QUALITY BOND FUND
    TRUST SHARES
    Gales & Co.                        32.63%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.02%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        48.87%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          19.45%
    Fleet Securities Inc.
    FBO# 103-30971-12
    Doris G Schack
    FBO - Doris G Schack Living
    Trust
    9161 East Evans
    Scottsdale, AZ 85260-7575

    US Clearing A Division of          54.49%
    Fleet Securities Inc.
    FBO# 132-90090-11
    Virginia Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.99%
    Fleet Securities Inc.
    FBO# 013-02964-11
    Jane L Grayhurst
    770 Boylston St., Apt 10G
    Boston, MA 02199-7709

    US Clearing A Division of          16.92%
    Fleet Securities Inc.
    FBO 132-47141-10
    Virginia A. Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

    PRIME B SHARES
    US Clearing A Division of          33.43%
     Fleet Securities Inc.
    FBO# 200-70099-19
    Neil C Feldman
    11 Cottage Lane
    Marlboro, NJ 07746-2124

    US Clearing A Division of          13.49%
    Fleet Securities Inc.
    FBO# 119-97697-10
    Ira Zornberg
    4219 Nautilus Avenue
    Brooklyn, NY 11224-1019

    US Clearing A Division of          12.79%
    Fleet Securities Inc.
    FBO# 147-24459-13
    Jay Robert Klein
    26800 Amhearst Circle #209
    Cleveland, OH 44122-7572

    US Clearing A Division of          14.37%
    Fleet Securities Inc.
    FBO# 230-02116-18
    Marjorie Dion
    301 Raimond Street
    Yaphank, NY 11980-9725

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.60%
    Fleet Securities Inc.
    FBO# 157-98031-13
    Patricia Fusco
    112 E. Chapel Avenue
    Cherry Hill, NJ 08034-1204

    US Clearing A Division of           6.37%
    Fleet Securities Inc.
    FBO# 238-97175-19
    Marie Gottfried
    10208 Andover Coach
    Circle H-2
    Lake Worth, FL 33467-8158

SHORT-TERM BOND FUND
    TRUST SHARES
    Gales & Co.                        32.42%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        55.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        11.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    Chelsea Police Relief              13.56%
    Assoc.
    John R. Phillips Treas. &
    Michael McCona Clerk
    180 Crescent Avenue
    Chelsea, MA  02150-3017

    Josue Colon Cust                    7.87%
    Hazel Colon UGMA CT
    400 Lasalle St
    New Britain, CT  06051-1316

    Elizabeth Mugar                     7.19%
    10 Chestnut St.
    Apt. 1808
    Springfield, MA  01103-1709

    US Clearing A Division of           5.28%
    Fleet Securities Inc.
    FBD 979-99169-12
    Andrew Crill
    P.O. Box 51-31 Bedle St.
    Belle Mead, NJ 08502-0051

    US Clearing Corp                    5.32%
    FBO 979-14631-11
    Frank Badics & Theresa
    Badics JT TEN
    9 Elmwood Drive
    Milltown, NJ 08850-1636

TAX-EXEMPT BOND FUND
    TRUST SHARES
    Gales & Co.                        37.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        25.16%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        36.26%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           5.81%
    Fleet Securities Inc.
    FBO 979-14339-16 JTTEN
    Charles Dagraca & Barbara
    Dagraca
    20 William Penn Rd.
    Warren, NJ 07059-5079

    RETAIL B SHARES
    Sylvia Fendler                     11.00%
    72 Brinkerhoff Ave.
    Stamford, Ct. 06905

    Frances E. Stady                    5.62%
    P.O. BOX 433
    3176 Main St.
    Yorkshire, NY  14173-0433

INTERMEDIATE TAX-EXEMPT
    BOND FUND
    TRUST SHARES
    Gales & Co.                         6.58%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        91.39%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

    RETAIL A SHARES
    PFPC Inc.                          96.45%
    Attn: William Greilich
    4400 Computer Drive
    Westboro, MA  01581

    BKB SHARES
    Charles Schwab & Co.               31.94%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Richard F. Messing                  5.73%
    3310 South Ocean Blvd.
    Apartment # 532
    Highland Beach, FL 33487

CONNECTICUT MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        72.28%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        27.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL A SHARES
    US Clearing Corp.                   9.22%
    FBO 245-05810-18
    Jean N. Konstantino and
    Theodore P. Konstantino
    JT TEN
    44 Shore Road
    Clinton, CT 06413-236

CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        91.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    RETAIL A SHARES
    Maria Guarna & Nazzareno           70.36%
    Guarna JT WROS
    147 Woodbury Ave.
    Stamford, CT  06907

    Catherine J. Fellows               25.69%
    7 Pent Road
    Bloomfield, CT 06002-1518

    BKB SHARES
    Charles Schwab & Co.               25.69%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Kelly F. Shackelford                5.40%
    P.O. Box 672
    New Canaan, CT 06840-0672

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
FLORIDA MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        90.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                         8.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

MASSACHUSETTS MUNICIPAL
    BOND FUND
    TRUST SHARES
    Gales & Co.                        46.00%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        51.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

MASSACHUSETTS INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        80.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        18.54%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   10.74%
    FBO 245-01752-17
    Edward S. Konda & Wenja S.
    Konda JT WROS JT/TEN
    501 Lexington St.
    Unit 19
    Waltham, MA  02452-3034

    US Clearing A Division of          16.09%
    Fleet Securities Inc.
    FBO 245-03939-19
    William J. Tedoldi & Betsy
    M. Tedoldi JTTEN
    68 High St.
    Needham, MA  02492

    US Clearing A Division of          10.55%
    Fleet Securities Inc.
    FBO# 245-00100-00
    Marc P. Hayes & Helen Hayes
    JTTEN
    52 Phillips Farm Rd.
    Marshfield, MA  02050

    US Clearing Corp                   24.00%
    FBO 245-05961-15
    Daniel P. Anderson
    37 Maple Street
    Stoneham, MA 02180-2522

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing Corp                   19.36%
    FBO 225-00001-10
    Martin D. Cepkauskas & Marie
    A Cepkauskas
    JT/TEN
    P.O. Box 1164
    Eastham, MA 02462-1164

CORPORATE BOND FUND
    TRUST SHARES
    Gales & Co.                        36.71%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        35.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        22.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        87.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        12.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    Gales & Co.                        35.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        24.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    James R. McCulloch                  7.42%
    c/o Microfibre
    PO Box 1208
    Pawtucket, RI 02862-1208

    BKB SHARES
    US Clearing A Division of           6.11%
    Fleet Securities Inc.
    FBO #245-26616-10
    Pease & Curren Materials
    75 Pennsylvania Avenue
    Warwick, RI  02888-3028

    Charles Schwab & Co.                8.96%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    John J Almeida TR                   5.88%
    John J Almeida
    Revocable Trust
    U/A Dated May 15 1997
    517 Pleasant Street
    Pawtucket, RI 02860-5725

NEW YORK MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        65.27%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        29.49%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                         5.20%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   13.36%
    FBO 245-03768-15
    Marilyn J Brantley
    5954 Van Allen Road
    Belfast, NY 14711-8750

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        51.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        47.95%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing A Division of          10.85%
    Fleet Securities Inc.
    FBO 979-08676-19
    George L. Gutierrez &
    Nereida Gutierrez
    8 Old Farm Road
    Saddle River, NJ 07458-3106

    US Clearing A Division of          49.59%
    Fleet Securities Inc.
    FBO 979-10688-11
    John J. Delucca
    314 Ardmore Road
    Ho Ho Kus, NJ  07423-1110

    US Clearing Corp                   33.13%
    FBO 979-14430-14
    John R. Wright and Maria
    N. Wright JTTEN
    118 Woodland Road
    Montvale, NJ 07645

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    PRIME RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    GOVERNMENT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    TAX-EXEMPT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703


     As of February 13, 2001, the name, address and percentage ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    Stable Asset Fund                  12.35%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GOVERNMENT FUND
    Murphy John Davis TRUA              6.19%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

U.S. TREASURY FUND
    Loring Walcott Client              38.67%
    Sweep Acct
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY VALUE FUND
    Leviton MFG Co                      6.92%
    Sav Plan
    Ret c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY GROWTH FUND
    Fleet Savings Plus-Equity          23.82%
    Growth
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Nusco Retiree Health                6.76%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    Fleet Savings Plus                  8.94%
    Intl Equity
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY  14638

    FBF Pension Plan                    7.64%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

STRATEGIC EQUITY FUND
    FFG Retirement &                   88.25%
    Pension VDG
    c/o Fleet Financial Group
    159 East Main
    Rochester, NY 14638

HIGH QUALITY BOND FUND
    Fleet Savings Plus                 12.73%
    Plan-HQ Bond
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

SHORT TERM BOND FUND
    Brown Shoe Co.                      9.20%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

ASSET ALLOCATION FUND
    Fleet Savings Plus                 32.49%
    Asset Allocation
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL COMPANY EQUITY FUND
    Fleet Savings Plus                 38.25%
    Small Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

TAX EXEMPT BOND FUND
    Nusco Retiree Health               36.80%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CONNECTICUT MUNICIPAL
    BOND FUND
    John H. Duerden IMA                 7.06%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CORPORATE BOND FUND
    Cole Hersee Pension Plan            6.79%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GROWTH AND INCOME FUND
    Fleet Savings Plus-                41.84%
    Grth Income
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    FBF Pension Plan -                 23.13%
    Misc Assets
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc 401K P/S SCV                9.26%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc. 401K P/S                   5.56%
    Pln Aggressive
    c/o Norstar Trust Co
    Gales & Co.
    159 East Main
    Rochester, NY 14638

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Chartwell Insurance                19.29%
    Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

NEW JERSEY MUNICIPAL BOND
    FUND
    Perillo Tours                      19.16%
    c/o Norstar Trust
     Co/Gales & Co
    159 East Main
    Rochester, NY 14638

    Royal Chambord IMA                  9.58%
    c/o Norstar Trust
    Co/Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    McKee Wendell A.                    9.51%
    Marital Trust
    c/o Norstar Trust Co/Gales
    & Co
    159 East Main
    Rochester, NY 14638

    Dorothy L. Nelson                   6.41%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Robert Lawrence Jr.                 6.36%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

RHODE ISLAND MUNICIPAL
    BOND FUND
    CP Pritchard TR GST                13.25%
    Non-Exempt
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    Transwitch Cap                      9.41%
    Focus Acct B
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    Gail Munger Succ                   10.25%
    TTEE T.P. Parkas Tr
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    M.G./Michael Sendzimir              5.51%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

FLORIDA MUNICIPAL BOND FUND
    Pritchard TR B SH LP Hess           6.56%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    William M. Wood Trust               6.26%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    Charles G. Bancroft                 5.76%
    TR U/Will
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                              FINANCIAL STATEMENTS

         Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights for the fiscal years ended October 31, 1998, 1997 and 1996 were audited by Galaxy's former auditors.


         The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. No other parts of the Annual Report to Shareholders are incorporated by reference herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Predecessor Funds' independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

         As stated above, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.       INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MUNICIPAL BOND INDEX FUTURES CONTRACTS

         A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient.

The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Funds will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         Closing out a futures contract sale prior to the settlement date may be effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

         Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                               Current Price
                                                                               (points and
                                                                 Maturity     thirty-seconds
Issue                     Coupon           Issue Date               Date        of a point)
-----------------------------------------------------           ------------------------------
Ohio HFA                  9 3/8             5/05/83               5/1/13        94-2
NYS Power                 9 3/4             5/24/83               1/1/17        102-0
San Diego, CA IDR         10                6/07/83               6/1/18        100-14
Muscatine, IA Elec        10 5/8            8/24/83               1/1/08        103-16
Mass Health & Ed          10                9/23/83               7/1/16        100-12

         The current value of the portfolio is $5,003,750.

         To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

         On March 23, the bonds in the portfolio have the following values:

                           Ohio HFA                  81-28
                           NYS Power                 98-26
                           San Diego, CA IDB         98-11
                           Muscatine, IA Elec        99-24
                           Mass Health & Ed          97-18

         The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

         The following table provides a summary of transactions and the results of the hedge.

                            Cash Market                  Futures Market
                            -----------                  --------------

         February 2         $5,003,750 long posi-        Sell 50 Municipal Bond
                            tion in municipal            futures contracts at
                            bonds                        86-09

         March 23           $4,873,438 long posi-        Buy 50 Municipal Bond
                            tion in municipal            futures contracts at
                            bonds                        83-27
                            ----------------------       -----------------------

                            $130,312 Loss                $121,875 Gain

         While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

         The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.     MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2001


GALAXY MONEY MARKET FUND                           RETAIL A SHARES, RETAIL B
                                                   SHARES AND TRUST SHARES

GALAXY GOVERNMENT MONEY MARKET FUND                RETAIL A SHARES AND TRUST
GALAXY U.S. TREASURY MONEY MARKET FUND             SHARES
GALAXY TAX-EXEMPT MONEY MARKET FUND


GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND     RETAIL A SHARES AND PRIME
GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND   SHARES
GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND



         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2000 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES


- Prospectus for Retail A Shares and Retail B Shares of the Money Market Fund and Retail A Shares of the Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds dated February 28, 2001


- Prospectus for Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds dated February 28, 2001


- Prospectus for Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds dated February 28, 2001


- Prospectus for Retail A Shares of the New York Municipal Money Market Fund dated February 28, 2001.


     The financial statement included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, on the financial statements for the fiscal years ended October 31, 2000 and 1999 are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                            PAGE

GENERAL INFORMATION...........................................................1
DESCRIPTION OF GALAXY AND ITS SHARES..........................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS.....................................4
         Money Market Fund....................................................5
         Government Money Market Fund.........................................5
         U.S. Treasury Money Market Fund......................................5
         Tax-Exempt Money Market Fund.........................................6
         Connecticut Municipal Money Market Fund..............................6
         Massachusetts Municipal Money Market Fund............................7
         New York Municipal Money Market Fund.................................7
         Other Investment Policies and Risk Considerations....................7
         Quality Requirements.................................................8
         U.S. Government Obligations..........................................8
         Money Market Instruments.............................................9
         Municipal Securities................................................10
         Stand-By Commitments................................................13
         Tender Option Bonds.................................................14
         Variable and Floating Rate Instruments..............................14
         Repurchase and Reverse Repurchase Agreements........................15
         When-Issued and Delayed Settlement Transactions.....................16
         Securities Lending -- Money Market..................................17
         Guaranteed Investment Contracts -- Money Market Fund................17
         Asset-Backed Securities -- Money Market Fund........................18
         Investment Company Securities -- Tax-Exempt Money Market Funds......18
         Non-Diversification - Connecticut Municipal Money Market, Massachusetts
                  Municipal Money Market and New York Municipal Money Market
                  Funds......................................................19
         Connecticut Investment Risks........................................19
         Massachusetts Investment Risks......................................23
         New York Investment Risks...........................................23
         Portfolio Securities Generally......................................34
INVESTMENT LIMITATIONS.......................................................34
NET ASSET VALUE..............................................................42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................43
         Purchases of Retail Shares and Prime Shares.........................43
         Applicable Sales Charges - Retail B Shares..........................44
         Purchases of Trust Shares - Money Market, Government Money Market,
         U.S. Treasury Money Market  and Tax-Exempt Money Market Funds.......46
         Other Purchase Information..........................................46
         Redemptions.........................................................46
INVESTOR PROGRAMS............................................................47
         Exchange Privilege - Retail Shares..................................47
         Retirement Plans - Retail Shares....................................48
         Automatic Investment Program and Systematic Withdrawal Plan - Retail
                  Shares.....................................................49

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE

         Payroll Deduction Program - Retail Shares...........................49
         College Investment Program - Retail Shares..........................50
         Checkwriting - Retail Shares........................................50
         Direct Deposit Program - Retail Shares..............................50
TAXES    ....................................................................50
         State and Local.....................................................52
         Miscellaneous.......................................................53
TRUSTEES AND OFFICERS........................................................54
         Shareholder and Trustee Liability...................................57
INVESTMENT ADVISER...........................................................58
ADMINISTRATOR................................................................60
CUSTODIAN AND TRANSFER AGENT.................................................61
EXPENSES.....................................................................62
PORTFOLIO TRANSACTIONS.......................................................63
SHAREHOLDER SERVICES PLAN-- RETAIL A SHARES..................................64
DISTRIBUTION AND SERVICES PLANS..............................................66
         Retail B Share Plan.................................................66
         Prime Share Plan....................................................67
         Retail B Share Plan and Prime Share Plan............................68
DISTRIBUTOR..................................................................69
AUDITORS ....................................................................70
COUNSEL  ....................................................................70
CODES OF ETHICS..............................................................71
PERFORMANCE AND YIELD INFORMATION............................................71
         Tax-Equivalency Tables - Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money
         Market Funds........................................................73
         Performance Reporting...............................................77
MISCELLANEOUS................................................................78
FINANCIAL STATEMENTS.........................................................99
APPENDIX A..................................................................A-1

                               GENERAL INFORMATION

         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses described on the cover page. The Money Market Fund, U.S Treasury Money Market Fund (formerly known as the U.S. Treasury Fund) and Tax-Exempt Money Market Fund (formerly known as the Tax-Exempt Fund) also offer BKB Shares, which are described in a separate Statement of Additional Information and related prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.


         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


                      DESCRIPTION OF GALAXY AND ITS SHARES

         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Money Market Fund (formerly known as the Government Fund), U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Florida Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

         Prior to the date of this Statement of Additional Information, the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds had not offered Prime Shares.


         Galaxy was organized as a Massachusetts business trust on March
31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class A Shares (Retail A Shares), Class A -- Special Series 1 Shares (Trust Shares), Class A -- Special Series 2 Shares (Retail B Shares) and Class A -- Special Series 3 Shares (BKB Shares), each series representing interests in the Money Market Fund; Class B Shares (Retail A Shares) and Class B -- Special Series 1 Shares (Trust Shares), each series representing interests in the Government Money Market Fund; Class E Shares (Retail A Shares), Class E -- Special Series 1 Shares (Trust Shares) and Class E -- Special Series 2 Shares (BKB Shares), each series representing interests in the Tax-Exempt Money Market Fund; Class F Shares (Retail A Shares), Class F -- Special Series 1 Shares (Trust Shares) and Class F Special Series 2 Shares (BKB Shares), each series representing interests in the U.S. Treasury Money Market Fund; Class V Shares (Retail A Shares) and Class V -- Special Series 1 Shares (Prime Shares), representing interests in the Connecticut Municipal Money Market Fund; Class W Shares (Retail A Shares) and Class W --Special Series 1 Shares (Prime Shares), representing interests in the Massachusetts Municipal Money Market Fund; and Class EE -- Series 1 Shares (Retail A Shares) and Class EE -- Series 2 Shares (Prime Shares), each series representing interests in the New York Municipal Money Market Fund. Each Fund (other than the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds) is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds are classified as non-diversified investment companies under the 1940 Act.


         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares), holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares, and holders of Prime Shares will bear the expenses of the Distribution and Services Plan for Prime Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plans" below.


         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares, only Retail B Shares of the Money Market Fund will be entitled to vote on matters pertaining to Galaxy's Distribution and Services Plan for Retail B Shares, and only Prime Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Prime Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund, as described in its Prospectus(es), may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Money Market Fund," "Connecticut Municipal Money Market Fund," "Massachusetts Municipal Money Market Fund," and "New York Municipal Money Market Fund" and below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

MONEY MARKET FUND

         Money market instruments in which the Money Market Fund may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax. These debt obligations are commonly referred to as Municipal Securities. Municipal Securities may be advantageous for a taxable portfolio such as the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable portfolio such as the Fund that come from interest on Municipal Securities will be taxable to shareholders. The Fund may also invest in Municipal Securities the interest on which is subject to federal income tax.

         Instruments in which the Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

GOVERNMENT MONEY MARKET FUND


         Instruments in which the Government Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Other Investment Policies and Risk Considerations" below.


U.S. TREASURY MONEY MARKET FUND


         Instruments in which the U.S. Treasury Money Market Fund invests may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

         Portfolio securities held by the Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

TAX-EXEMPT MONEY MARKET FUND


         Municipal Securities in which the Tax-Exempt Money Market Fund invests present minimal credit risk and meet the rating criteria described under "Other Investment Policies and Risk Considerations - Quality Requirements" below. Municipal Securities, as that term is used in this Statement of Additional Information, are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax.

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities. The Fund's investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.

         Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.


CONNECTICUT MUNICIPAL MONEY MARKET FUND

         The Connecticut Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, and obligations of territories and possessions of the United States and any political sub-division or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates ("Connecticut Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Connecticut Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from federal regular income tax.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

         The Massachusetts Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts upon non-corporate taxpayers ("Massachusetts Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Massachusetts Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets are invested in obligations the interest income from which is exempt from federal regular income tax.

NEW YORK MUNICIPAL MONEY MARKET FUND

         The New York Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of New York, its political subdivisions, or public instrumentalities, state or local authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financial authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax, and New York State and New York City personal income taxes ("New York Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of New York Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from federal regular income tax.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

QUALITY REQUIREMENTS

         Each Fund will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security (or, in certain cases, the guarantor) or the issuer (or guarantor provider) with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch in the highest category for short-term debt securities,
(ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund (collectively, the "Tax-Exempt Money Market Funds") will not purchase a security (other than a U.S. Government security) unless the security
(i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating with respect to such security in one of such Rating Agency's two highest categories for short-term debt securities, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest or, with respect to the Tax-Exempt Money Market Funds one of the two highest, short-term rating categories. See "Investment Limitations" below.

         Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. For example, with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, Fleet will generally treat Connecticut Municipal Securities, Massachusetts Municipal Securities or New York Municipal Securities, as the case may be, as eligible portfolio securities if the issuer has received long-term bond ratings within the three highest rating categories assigned by a Rating Agency with respect to other bond issues. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

U.S. GOVERNMENT OBLIGATIONS

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         The U.S. Treasury Money Market Fund will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.

MONEY MARKET INSTRUMENTS



         Money market instruments include but are not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.


         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase. For the purposes of the Money Market Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Money Market Fund and each Tax-Exempt Money Market Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

MUNICIPAL SECURITIES

         Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

         The two principal classifications of Municipal Securities that may be held by the Money Market Fund and Tax-Exempt Money Market Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.




         Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.


         Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Money Market Fund and Tax-Exempt Money Market Funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which a Fund may next tender the security for repurchase. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.


         Municipal Securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "Money Market Instruments," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.


         There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's, S&P and Fitch, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.


         The payment of principal and interest on most securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.


         Among other instruments, the Money Market Fund and Tax-Exempt Money Market Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the limitations set forth in the Prospectuses for the Funds including applicable maturity restrictions.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Money Market Funds and the liquidity and value of their respective portfolios. In such an event, a Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Money Market Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         MUNIPREFERRED SECURITIES. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may purchase interests in Municipal Securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.

STAND-BY COMMITMENTS



         The Money Market Fund and each Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

         Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

         A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

TENDER OPTION BONDS

         The Money Market Fund and the Tax-Exempt Money Market Funds may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Fleet will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

VARIABLE AND FLOATING RATE INSTRUMENTS

         Securities purchased by the Funds may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

         If a variable or floating rate instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.


         In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

         Long-term variable and floating rate obligations held by the Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

         Variable and floating rate obligations with a demand feature held by the Funds will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund, except the U.S. Treasury Money Market Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limitation on investments in illiquid securities described under "Investment Limitations" below.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by a Tax-Exempt Money Market Fund in repurchase agreements will be, under normal market conditions, subject to a 20% overall limit on taxable obligations.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreements). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         The Money Market and Government Money Market Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         Whenever a Fund enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent values are maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later) permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by a Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of a Fund's investment objective.

         When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or delayed settlement basis exceeded 25% of the value of its assets.

         When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of securities purchased on a when-issued or delayed settlement basis is calculated from the date of settlement of the purchase to the maturity date.

SECURITIES LENDING -- MONEY MARKET

         The Money Market and Government Money Market Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.


         A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Government Money Market Fund in connection with such loans would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; cash collateral received by the Money Market Fund would be invested in high quality, short-term money market instruments.

GUARANTEED INVESTMENT CONTRACTS -- MONEY MARKET FUND

         The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES -- MONEY MARKET FUND

         The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements."

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

INVESTMENT COMPANY SECURITIES -- TAX-EXEMPT MONEY MARKET FUNDS


         The Tax-Exempt Money Market Funds may invest in securities issued by other investment companies limited, with respect to the Tax-Exempt Money Market Fund, to open-end investment companies that invest in high quality, short-term Municipal Securities that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities may be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund may invest exclusively in one other investment company managed similarly to the particular Fund.



         Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

NON-DIVERSIFICATION - CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET FUNDS

         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds are non-diversified investment portfolios. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in one of these Funds, therefore, entails greater risk than would exist in a diversified investment portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds intend to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of a Fund's taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

CONNECTICUT INVESTMENT RISKS

         The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this

Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

         The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Connecticut Municipal Money Market Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.


         Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State") but has declined during the last decade. The State's manufacturing sector is diversified, the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 16.11% of total non-agricultural employment in Connecticut in 1999. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy.



         The average annual unemployment rate in Connecticut decreased from 7.6% in 1991 to 3.2% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $26,736 to $39,300. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.



         At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the eight fiscal years ended June 30, 1999, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, and $71,800,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and project surpluses of $64,400,000 and $4,800,000, respectively, for those years. As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State's expenditure cap, midterm budget adjustments were enacted. For the 1999-2000 fiscal year, expenditures not previously budgeted totaling $196,400,000 were authorized and, after a required deposit into the Budget Reserve Fund from unappropriated surplus of 5% of General Fund expenditures, provision was made for the disposition of substantially the entire remaining surplus, most of which would be used to avoid having to issue debt for school construction. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, unrestricted revenue of $11,281,300,000, and a resulting surplus of only $500,000.

         The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,839,841,000 of which $11,613,383,000 had been approved for issuance by the State Bond Commission and $10,045,215,000 had been issued. As of November 1, 2000, net State direct general obligation indebtedness outstanding was $7,127,727,000.


         In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $471,355,000 of which were outstanding on November 1, 2000. The State is expected to provide further financing by issuing $18,000,000 of general obligation bonds. To the extent additional costs for the improvements anticipated to be $270,000,000 are not funded from other sources, capital cost reductions or deferrals are expected to be effected.



         In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of November 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,208,700,000.



         In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.1 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.



         The State's general obligation bonds are rated AA by Standard & Poor's and AA by Fitch. On February 21, 2001, Moody's upgraded its ratings of the State's general obligation bonds from Aa3 to Aa2.



         The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action in which the plaintiffs seek to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients and (vi) an action against the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Maufacturer statutes.


         As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

         The State's Department of Information Technology coordinated a review of the State's Year 2000 exposure and completed its plans on a timely basis. All mission critical systems and technology infrastructure components are working with no Year 2000 impacts. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State's systems or service commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.



         General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

MASSACHUSETTS INVESTMENT RISKS

         The Massachusetts Municipal Money Market Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

NEW YORK INVESTMENT RISKS

     New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the New York Municipal Money Market Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated Municipal Securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.

     Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     STATE ECONOMY. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

     The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999. Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

     Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's current fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted interim appropriations that permitted the State to continue its operations.

     In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72 percent over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.

     The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund ("TSRF") (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks), and $338 million in the Community Projects Fund ("CPF") (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund ("DRRF").

     Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6 percent of all Governmental funds disbursements and 67.8 percent of total State funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     Total General Fund receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $38.92 billion, an increase of $1.75 billion over 1999-2000. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

     General Fund disbursements, including transfers to support capital projects, debt service and other funds, are currently estimated at $38.92 billion in 2000-01, an increase of $1.75 billion or 4.7 percent over 1999-2000. Following the pattern of the last three fiscal years, education programs receive the largest share of increased funding in the 2000-01 Financial Plan. School aid is projected to grow by $850 million or 8.0 percent over 1999-2000 (on a State fiscal year basis). Spending on other local education and higher education programs will also increase significantly from the prior year, growing by $376 million or 13.3 percent. Outside of education, the largest growth in spending is for State operations ($507 million) and general State charges ($104 million).

     Projected spending in the 2000-01 Financial Plan is $992 million above the Executive Budget projections. The increase in General Fund spending is comprised of legislative additions to the Executive Budget (primarily in education), offset by various spending reestimates, including lower projected spending for Medicaid, welfare, debt service and general State charges.

     The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

     Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

     Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

     An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

     The 2000-01 Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

     The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

     General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

     DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. In addition, the State has projected year-end fund balances of up to $3.2 billion in 2000-01.

     On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.
On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term obligations.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligation from stable to positive

     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     LITIGATION. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

     Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority;
(5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; and (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance.

     Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

     The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

     AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

     On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (I.E., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission ("SEC").


                             INVESTMENT LIMITATIONS

         In addition to each Fund's investment objective as stated in its Prospectus(es), the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

         Each of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may not:

         1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) each Fund, except the U.S. Treasury Money Market Fund, may enter into repurchase agreements with respect to portfolio securities, and (iii) the Money Market and Government Money Market Funds each may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Purchase foreign securities, except that the Money Market Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.

         3. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         4. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate; except that each taxable Fund may purchase securities that are secured by real estate, and the Money Market Fund may purchase securities of issuers which deal in real estate or interests therein; and except that the Tax-Exempt Money Market Fund may invest in Municipal Securities secured by real estate or interests therein; however the Funds will not purchase or sell interests in real estate limited partnerships.

         6. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs or mineral leases.

         7. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

         8. Invest in companies for the purpose of exercising management or control.

         9. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that the Tax-Exempt Money Market Fund may acquire such securities in accordance with the 1940 Act.


         Each of the Money Market, Government Money Market and U.S. Treasury Money Market Funds may not:

         10. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's total assets at the time of such borrowing (provided that the Money Market and Government Money Market Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10% of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements with respect to the Money Market and Government Money Market Funds) in excess of 5% of its total assets are outstanding.


         11. Invest more than 10% of the value of its total assets in illiquid securities, including, with respect to the Money Market, Government Money Market and U.S. Treasury Money Market Funds, repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.


        With respect to Investment Limitation No. 10 above, each of the Money Market and Government Money Market Funds intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.


         With respect to Investment Limitation No. 11 above, each of the Money Market, Government Money Market and U.S. Treasury Money Market Funds intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.


         Each of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may not:

         12. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation"), except that up to 25% of the value of its total assets may be invested without regard to the 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in U.S. Government obligations and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.

         With respect to Investment Limitation No. 12 above, (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         The Money Market Fund may not:

         13. Purchase any securities other than "money market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.



                  The Government Money Market Fund may not:

         14. Purchase securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

         The Tax-Exempt Money Market Fund may not:

         15. Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

         16. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

         17. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the United States, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

         18. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         With respect to Investment Limitation No. 16 above, the Tax-Exempt Money Market Fund intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.



         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may not:

         19. Borrow money directly or pledge securities except, under certain circumstances, each Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.


         20. Sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for clearance of transactions.


         21. Issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.


         22. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase.


         23. Purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.


         24. Purchase or sell commodities, commodity contracts, or commodity futures contracts.


         25. Underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.


         26. Lend any of its assets except that a Fund may acquire publicly or non-publicly issued Connecticut, Massachusetts or New York Municipal Securities or temporary investments or enter into repurchase agreements, in accordance with their respective investment objectives, policies, limitations and Galaxy's Declaration of Trust.

         27. With respect to at least 50% of its total assets, invest more than 5% of its total assets in the securities of a single issuer and more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories and possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenue of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.


         28. Purchase securities, if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, a Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments and repurchase agreements.


         29. Invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

         The following investment limitations with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval (shareholders will be notified before any material change in this limitation becomes effective):

         30. No Fund will invest more than 5% of its total assets in industrial development bonds or other Municipal Securities when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.


         31. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Funds will limit their respective investments in the securities of other investment companies to those of money market funds which are of comparable or better portfolio quality and have investment objectives and policies similar to their own.

                  Rule 2a-7 under the 1940 Act requires that the Funds limit their investments to instruments that, in the opinion of the Board of Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in Rule 2a-7 under the 1940 Act. If the instruments are not rated, the Trustees must determine that they are of comparable quality. Shares of investment companies purchased by the Funds will meet these same criteria and will have investment policies consistent with Rule 2a-7 of the 1940 Act.


         32. No Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.


         33. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases.


         34. No Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.


         35. No Fund may invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.


         36. No Fund may invest more than 10% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

          The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Funds may purchase restricted securities, which are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each such Fund will limit its purchase, together with other securities considered to be illiquid, to 10% of its net assets.

         In addition to the foregoing limitations, (a) the Money Market, Government Money Market and U.S. Treasury Money Market Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or, with respect to the Money Market Fund, by domestic banks or by U.S. branches of foreign banks that are subject to the same regulation as domestic banks; (ii) with respect to the Money Market Fund, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) with respect to the Money Market Fund, utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and (b) the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

         Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

         Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 12 above as to all of its assets; however in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 13 above. Each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

         Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Money Market Fund or any Tax-Exempt Money Market Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds do not intend to borrow money in excess of 5% of the value of their respective assets or to invest more than 5% of their respective total assets in securities of foreign issuers during the next twelve months.


                                 NET ASSET VALUE

         Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributers"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.


                   PURCHASES OF RETAIL SHARES AND PRIME SHARES

         Investments in Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds ("Retail A Shares") (collectively, Retail A Shares and Retail B Shares of the Money Market Fund may be referred to as "Retail Shares"), and Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds ("Prime Shares") are not subject to any sales charge. Investments in Retail B Shares of the Money Market Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." See "Applicable Sales Charge -- Retail B Shares" below. RETAIL B SHARES OF THE MONEY MARKET FUND HAVE HIGHER OPERATING EXPENSES THAN RETAIL A SHARES OF THE FUND AND MAY NOT BE APPROPRIATE FOR INVESTORS THAT DO NOT PLAN TO EXCHANGE INTO RETAIL B SHARES OF CERTAIN OF GALAXY'S NON-MONEY MARKET PORTFOLIOS.


         PFPC Distributors has established procedures to enable different types of investors to purchase Retail Shares of the Funds and Prime Shares. Retail Shares may be purchased by FIS Securities, Inc., Fleet Securities, Inc.,
Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers on behalf of their customers. Retail Shares may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others. Purchases of Retail Shares may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

         Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

         Purchase orders for Prime Shares are placed by investors through selected broker/dealers. The broker/dealer is responsible for transmitting its customers' purchase orders to PFPC Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. PFPC Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Prime Shares purchased by a broker/dealer on behalf of its customers will normally be held of record by the broker/dealer and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular broker/dealer and Galaxy's transfer agent, confirmations of Prime Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a shareholder with a copy to the broker/dealer, or will be furnished directly to the shareholder by the broker/dealer. Other procedures for the purchase of Prime Shares established by broker/dealers may apply. Purchases of Prime Shares will be effected only on Business Days.

APPLICABLE SALES CHARGES - RETAIL B SHARES

         The public offering price for Retail B Shares of the Money Market Fund is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within six years of purchase with respect to Retail B Shares purchased prior to January 1, 2001 or within 7 years with respect to Retail B Shares purchased on or after January 1, 2001. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares of Galaxy's non-money market portfolios. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of the Fund. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of Fleet's affiliates. The contingent deferred sales charge on Retail B Shares is based on the lesser of the offering price or the net asset value of the Shares on the redemption date. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

         The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to the Money Market Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of the Money Market Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of the Money Market Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail Shares - Automatic Investment Program and Systematic Withdrawal Plan" below.

         Six years after purchase, Retail B Shares of the Money Market Fund will convert automatically to Retail A Shares of the Fund. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be, after the beginning of the calendar month in which the Retail B Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.


         Retail B Shares of the Money Market Fund acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (1) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distributions on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail B Shares purchased on or after January 1, 2001 or (2) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of the Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.




PURCHASES OF TRUST SHARES - MONEY MARKET, GOVERNMENT MONEY MARKET, U.S. TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS


         Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and, with respect to each Fund other than the Tax-Exempt Money Market Fund, to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which the Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) and the purchasing Institution are open ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.


OTHER PURCHASE INFORMATION


         On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

REDEMPTIONS

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors, except that proceeds from the redemption of Retail B Shares of the Money Market Fund will be reduced by the amount of any applicable contingent deferred sales charge. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. When redeeming Retail Shares in the Money Market Fund, investors should indicate whether they are redeeming Retail A Shares or Retail B Shares of the Fund. If an investor owns both Retail A Shares and Retail B Shares of the Money Market Fund, the Retail A Shares will be redeemed first unless the investor indicates otherwise. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.


         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.


                                INVESTOR PROGRAMS

         The following information supplements the description in the applicable Prospectuses as to various Investor Programs available to holders of Retail Shares.


EXCHANGE PRIVILEGE - RETAIL SHARES


         The minimum initial investment to establish a new account in another eligible fund by exchange is $2,500, unless, with respect to Retail Shares, (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.


         An exchange involves a redemption of all or a portion of Retail Shares and the investment of the redemption proceeds in shares of another fund offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a fund to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge.


         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC Inc., Galaxy's administrator, at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review the prospectuses for these portfolios prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS - RETAIL SHARES

         Retail Shares of the Funds, other than the Tax-Exempt Money Market Funds, are available for purchase in connection with the following tax-deferred prototype retirement plans:

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

         SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

         MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Sections 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

         KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.



         Detailed information concerning eligibility, service fees and other matters related to these plans, and the form of application, is available from PFPC Distributors (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN - RETAIL SHARES

         The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

         The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares of the Money Market Fund made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.


PAYROLL DEDUCTION PROGRAM - RETAIL SHARES


         To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM - RETAIL SHARES

         Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC Distributors (call 1-877-BUY-GALAXY (1-877-289-4252)).

CHECKWRITING - RETAIL SHARES

         Checkwriting is available for investors in Retail Shares. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks an investor may write per month in an amount per check of $250 or more. To obtain checks, an investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in a Fund, investors must contact PFPC Distributors by telephone (1-877-BUY-GALAXY (1-877-289-4252)) or mail to obtain a signature card. A signature guarantee may be required. An investor will receive the daily dividends declared on the Retail Shares to be redeemed up to the day that a check is presented to Galaxy's custodian for payment. Upon 30 days' written notice to investors, the checkwriting privilege may be modified or terminated. An account in a Fund may not be closed by writing a check.

DIRECT DEPOSIT PROGRAM - RETAIL SHARES

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.


                                      TAXES

         Each of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds qualified during its last taxable year and intends to continue to qualify, and the New York Municipal Money Market Fund intends to qualify, as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         THE TAX-EXEMPT MONEY MARKET FUNDS. It is the policy of each Tax-Exempt Money Market Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

         An investment in a Tax-Exempt Money Market Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Funds to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

         Exempt-interest dividends and other distributions paid by the Tax-Exempt Money Market Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

         Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the Connecticut personal income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Connecticut Municipal Money Market Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

         Distributions by the Massachusetts Municipal Money Market Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from)
(i) interest on Massachusetts Municipal Securities (as defined above), or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts's corporate excise tax.

         With respect to the New York Municipal Money Market Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

         The U.S. Treasury Money Market Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MISCELLANEOUS

         Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Shareholders of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds will also be advised as to the Connecticut personal income tax, Massachusetts personal income tax and New York personal income tax consequences, respectively, of distributions made each year.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------
Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 67                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

John T. O'Neill(1)                           President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI  02889                                                      manufacturer) until December 1999; Trustee,
Age 56                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund II.

Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 60                                                                  Galaxy Fund II.

Kenneth A. Froot                             Trustee                    Professor of Finance, Harvard University;
Harvard Business School                                                 Trustee, The Galaxy VIP Fund; Trustee,
Soldiers Field                                                          Galaxy Fund II
Boston, MA  02163
Age 43

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------
Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 75                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
Astra Ventures, Inc.                                                    Incorporated (land development); President,
70 South Main Street                                                    The Astra Ventures, Incorporated
Providence, RI 02903-2907                                               (previously, Buffinton Box Company -
Age 59                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP Fund;
                                                                        Trustee, Galaxy Fund II.

W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 58


William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 47

-------------------------

(1.) May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy

Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each Trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC Inc. or Fleet or its affiliates receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serve as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

===================================== ========================== ================== ========================
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    from Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund     Complex** Paid to
      Name of Person/Position                From Galaxy             Expenses              Trustees
      -----------------------                     ------             --------              --------
------------------------------------- -------------------------- ------------------ ------------------------
Bradford S. Wellman*
Trustee                                        $55,366                 None                 $59,750
------------------------------------- -------------------------- ------------------ ------------------------

Dwight E. Vicks, Jr.
Chairman and Trustee                           $60,000                 None                 $64,750
------------------------------------- -------------------------- ------------------ ------------------------

Donald B. Miller**
Trustee                                        $56,293                 None                 $60,750
------------------------------------- -------------------------- ------------------ ------------------------

Rev. Louis DeThomasis
Trustee                                        $55,366                 None                 $59,750
------------------------------------- -------------------------- ------------------ ------------------------

John T. O'Neill
President, Treasurer
and Trustee                                    $57,683                 None                 $62,250
------------------------------------- -------------------------- ------------------ ------------------------

James M. Seed***
Trustee                                        $56,293                 None                 $60,750
------------------------------------- -------------------------- ------------------ ------------------------

Kenneth A. Froot****
Trustee                                          $0                    None                   $0
===================================== ========================== ================== ========================


* Mr. Wellmen resigned as trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000. He currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 50 separate portfolios at the end of the fiscal year.


*** Deferred compensation (including interest) in the amounts of $99,047 and $110,100 accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.


**** Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or for some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                               INVESTMENT ADVISER

         Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

         For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates:

- with respect to the Money Market, Government Money Market and Tax-Exempt Money Market Funds, 0.40% of the average daily net assets of each Fund;


- with respect to the U.S. Treasury Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, 0.40% of the first $750,000,000 of average daily net assets of each Fund plus 0.35% of the average daily net assets of each Fund in excess of $750,000,000; and

         Fleet has advised Galaxy that, with respect to the Money Market, Government Money Market and Tax-Exempt Money Market Funds, it intends to waive advisory fees payable to it by each Fund in an amount equal to 0.05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000.

         During the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:

                                                                         For the Fiscal Year Ended October 31:

FUND                                                                     2000            1999(1)           1998
----                                                                     ----            -------           ----
Money Market...................................................     $16,107,708      $13,842,448      $11,668,106
Government Money Market........................................      $3,616,091       $4,000,037       $4,200,651
U.S. Treasury Money Market.....................................      $4,438,357       $4,011,663       $3,727,152
Tax-Exempt Money Market........................................      $3,680,430       $2,320,683       $1,514,545
Connecticut Municipal Money Market.............................      $1,043,059         $856,115         $567,175
Massachusetts Municipal Money Market...........................      $1,214,975         $810,887         $361,928

-------------------------



(1) As of October 31, 2000, the New York Municipal Money Market Fund had not yet commenced operations.

         During the last three fiscal years, Fleet waived advisory fees as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Money Market...................................................    $1,872,324       $1,548,921        $1,238,301
Government Money Market........................................       $87,817         $142,862          $171,522
U.S. Treasury Money Market.....................................            $0               $0                $0
Tax-Exempt Money Market........................................      $147,706               $0                $0
Connecticut Municipal Money Market.............................            $0               $0                $0
Massachusetts Municipal Money Market...........................            $0               $0                $0

         During the last three fiscal years, Fleet reimbursed expenses as follows:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Money Market...................................................            $0               $0                $0
Government Money Market........................................            $0               $0                $0
U.S. Treasury Money Market.....................................            $0               $0                $0
Tax-Exempt Money Market........................................            $0           $2,099                $0
Connecticut Municipal Money Market.............................            $0               $0           $54,320
Massachusetts Municipal Money Market...........................            $0               $0           $58,991

         The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.



                                  ADMINISTRATOR

         PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Financial Services Group.


         PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following rates:


            COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
            ---------------------------------           -----------
            Up to $2.5 billion..........................     0.090%
            From $2.5 to $5 billion.....................     0.085%
            From $5 to $12 billion......................     0.075%
            From $12 to $15 billion.....................     0.065%
            From $15 to $18 billion.....................     0.060%
            From $18 to $21 billion.....................    0.0575%
            Over $21 billion............................    0.0525%




In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.


         From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 2000, the Money Market, Government Money Market, Tax-Exempt Money Market, U.S. Treasury Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds paid PFPC administration fees at the effective annual rate of 0.08% of each Fund's average daily net assets. As of October 31, 2000, the New York Municipal Money Market Fund had not yet commenced operations.

         During the last three fiscal years, PFPC received administration fees (net of fee waivers) as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000            1999(1)            1998
----                                                                    ----            -------            ----
Money Market........................................................... $3,179,857       $2,885,072        $2,596,354
Government Money Market................................................   $659,767         $778,896          $879,555
U.S. Treasury Money Market.............................................   $822,341         $779,542          $770,823
Tax-Exempt Money Market................................................   $667,581         $435,865          $304,716
Connecticut Municipal Money Market.....................................   $185,381         $160,459          $124,998
Massachusetts Municipal Money Market...................................   $214,326         $151,558           $84,643

---------------------------



(1) As of October 31, 2000, the New York Municipal Money Market Fund had not commenced operations.


         Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.


                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

         Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC, serves as the Funds' transfer and dividend disbursing agent, pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

         PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government Money Market and U.S. Treasury Funds Money Market to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.


         Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Money Market, Government Money Market and U.S. Treasury Money Market Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2000, Fleet Bank received $222,137 for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of these Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.


                                    EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

         The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

         In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 2000, the funds held the following securities:



------------------------------- --------------------------------- ---------------------------- -----------------------
FUND                            BROKER/DEALER                     TYPE OF SECURITY             VALUE
------------------------------- --------------------------------- ---------------------------- -----------------------
Money Market                    Associates Corp. Of North         Commercial Paper             $150,000,000
                                America
------------------------------- --------------------------------- ---------------------------- -----------------------
Money Market                    Morgan (J.P.) & Co.               Commercial Paper             $99,370,000
------------------------------- --------------------------------- ---------------------------- -----------------------
Money Market                    J.P. Morgan                       Repurchase Agreement         $23,810,000
------------------------------- --------------------------------- ---------------------------- -----------------------

------------------------------- --------------------------------- ---------------------------- -----------------------
Government Money Market         J.P. Morgan                       Repurchase Agreement         $125,265,000
------------------------------- --------------------------------- ---------------------------- -----------------------


         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                  SHAREHOLDER SERVICES PLAN -- RETAIL A SHARES

         Galaxy has adopted a Shareholder Services Plan with respect to Retail A Shares of each Fund that offers Retail A Shares pursuant to which Galaxy intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares in consideration for payment of up to 0.50% (on an annualized basis) of the average daily net asset value of Retail A Shares of a Fund beneficially owned by such customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; processing dividend payments from a Fund; providing customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Such services are intended to supplement the services provided by PFPC as administrator and transfer agent.


         Although the Shareholder Services Plan has been approved with respect to Retail A Shares of the Funds and Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds, as of the date of this Statement of Additional Information, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to no more than 0.10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2000, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

         Each Servicing Agreement between Galaxy and an institution relating to the Shareholder Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the institution agree to waive a portion of the servicing fee payable to it under the Shareholder Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

         During the last three fiscal years, Galaxy made payments to institutions (net of expense reimbursements) with respect to Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds as shown in the table below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                   2000(3)          1999             1998
----                                                                   ----             -----            ----
Money Market...................................................     $2,471,865        $2,222,784       $2,057,474
Government Money Market........................................     $336,331          $360,723         $364,278
U.S. Treasury Money Market.....................................     $553,468          $590,338         $569,986
Tax-Exempt Money Market........................................     $179,525          $169,840         $163,842
Connecticut Municipal Money Market.............................     $223,979(2)       $137,245(1)      $155,374
Massachusetts Municipal Money Market...........................     $260,134(2)       $133,010(1)      $105,230

---------------

(1) For the fiscal year ended October 31, 1999, Fleet and affiliates reimbursed shareholder servicing fees of $76,784 for the Connecticut Municipal Money Market Fund, and $69,250 for the Massachusetts Municipal Money Market Fund.


(2) For the fiscal year ended October 31, 2000, Fleet and affiliates reimbursed shareholder service fees of $31,226 for the Connecticut Municipal Money Market Fund, and $31,446 for the Massachusetts Municipal Money Market Fund.


(3) As of October 31, 2000, the New York Municipal Money Market Fund had not yet commenced operations.



         Galaxy's Servicing Agreements are governed by the Shareholder Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Shareholder Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with institutions based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with institutions must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with institutions are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                         DISTRIBUTION AND SERVICES PLANS

                               RETAIL B SHARE PLAN

         Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Money Market Fund (the "Retail B Share Plan"). Under the Retail B Share Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments,
(b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.


         Under the Retail B Share Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares, and
(ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Money Market Fund's payments for shareholder liaison and administrative support services under the Retail B Share Plan to an aggregate fee of not more than 0.10% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

         During the last three fiscal years, Retail B Shares of the Money Market Fund paid distribution fees and shareholder servicing fees (net of expense reimbursements) under the Retail B Share Plan as set forth in the table below:


                                                                                                      SHAREHOLDER
FOR THE FISCAL YEAR ENDED OCTOBER 31:                                         DISTRIBUTION FEES      SERVICES FEES
-------------------------------------                                         -----------------      -------------
2000(1)..................................................................          $15,230             $559
1999(1)..................................................................          $14,506             $300
1998.....................................................................          $4,377              $674

---------------

(1) For the fiscal years ended October 31, 1999 and 2000, Fleet and affiliates reimbursed shareholder servicing fees of $374 and $1,616, respectively.

During this period, all amounts paid under the Retail B Share Plan were attributable to payments to broker-dealers.


                                PRIME SHARE PLAN

         Galaxy has also adopted a Distribution and Services Plan pursuant to the Rule with respect to Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds (the "Prime Share Plan"). Under the Prime Share Plan, Galaxy may pay (i) PFPC Distributors or another person for distribution services provided and expenses assumed, and (ii) broker-dealers, financial institutions or other organizations for shareholder administrative support services provided to holders of Prime Shares of the Funds. Payments to PFPC Distributors are to compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of Prime Shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing printing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing prospectuses and statements of additional information (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Prime Share Plan.

         The servicing agreements adopted under the Prime Share Plan require the organizations receiving such compensation to perform certain services, including providing administrative services with respect to the beneficial owners of Prime Shares of the Funds, such as establishing and maintaining accounts and records for their customers who invest in such shares, assisting customers in processing purchase, exchange and redemption requests and/or in changing dividend options and account descriptions, developing, maintaining and supporting systems necessary to support cash management services, such as sweep arrangements, and responding to customer inquiries concerning their investments.

         Under the Prime Share Plan, payments by Galaxy (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to each Fund's Prime Shares, and (ii) to a broker-dealer, financial institution, or other organizations for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Prime Shares which are owned of record or beneficially by that organization's customers for whom the organization is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the payments under the Prime Share Plan to an aggregate fee of not more than 0.45% (on an annualized basis) of the average daily net assets of each Fund's Prime Shares. In addition, Fleet may make payments for distribution assistance and for shareholder administrative support services from its own resources, which may include the advisory fee paid by each Fund.


                    RETAIL B SHARE PLAN AND PRIME SHARE PLAN

         Payments for distribution expenses under the Retail B Share Plan and Prime Share Plan (together the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that reports of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of the Money Market Fund or Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, as the case may be, may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.


         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the Retail B Share Plan will benefit the Money Market Fund and the holders of its Retail B Shares and that the Prime Share Plan will benefit the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds and the holders of their Prime Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to the Funds by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of Retail B Shares with respect to the Retail B Share Plan, or by vote of the holders of a majority of Prime Shares with respect to the Prime Share Plan. Agreements entered into pursuant to the 12b-1 Plans with a broker-dealer, financial institution, or other organization are terminable with respect to the Funds without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares with respect to the Retail B Share Plan, or by vote of the holders of a majority of Prime Shares with respect to the Prime Share Plan, by PFPC

Distributors, or by the broker-dealer, financial institution, or other organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.


                                   DISTRIBUTOR

         PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


         Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2002, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


         PFPC Distributors is entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. For the fiscal years ended October 31, 2000, October 31, 1999 and 1998, FD Distributors and/or PDI received contingent deferred sales charges of $31,010, $26,785 and $12,243, respectively, in connection with Retail B Share redemptions in the Money Market Fund.

         The following table shows all sales charges, commissions and other compensation received by PDI and/or FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 2000:


                                                                               Brokerage
                                 Net Underwriting      Compensation on      Commissions in
                                  Discounts and        Redemption and     Connection with Fund         Other
             Fund                 Commissions(1)        Repurchase(2)         Transactions        Compensation(3)
             ----                 --------------        -------------         ------------        ---------------
Money Market                         $31,010               $31,010                 $0                 $2,446,781
Government Money Market                 $0                   $0                    $0                   $337,782
Tax-Exempt Money Market                 $0                   $0                    $0                   $180,443
U.S. Treasury Money Market              $0                   $0                    $0                   $556,184
Connecticut
  Municipal Money
  Market                                $0                   $0                    $0                   $253,558
Massachusetts
  Municipal Money
  Market                                $0                   $0                    $0                   $270,198

----------------


(1) Represents amounts received from commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan for Retail B Shares during the fiscal year ended October 31, 2000, which includes fees accrued in the fiscal year ended October 31, 1999, which were paid in 2000 (see "Shareholder Services Plan - Retail A Shares" and "Distribution and Services Plans - Retail B Share Plan" above).


                                    AUDITORS

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds (the "Annual Reports") and incorporated by reference into this Statement of Additional Information for the fiscal years ended October 31, 2000 and 1999 have been audited by Ernst & Young LLP.


                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of

Day, Berry & Howard LLP, CityPlace I, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities. The law firm of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Money Market Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities.


                                 CODES OF ETHICS


                  Galaxy and Fleet have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

         The standardized annualized seven-day yields for the Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the Tax-Exempt Money Market, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields assume the payment of federal income taxes at a rate of 31%. Tax equivalent yields of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds assume 42.30%, 43.20% and 43.80% combined federal and state tax rates, respectively, and indicate what each Fund would have had to earn to equal its actual yield, assuming that income earned by a Fund is 100% tax-exempt.


         The current yields for the Funds may be obtained by calling PFPC Distributors at 1-877-BUY-GALAXY (1-877-289-4252).


         For the seven-day period ended October 31, 2000, the annualized yields and effective yields for Retail A Shares of the Money Market, Government Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, and the tax-equivalent yield for Retail A Shares of the Tax-Exempt Money Market Fund, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, were as set forth below:


                                                                                                     TAX-EQUIVALENT
FUND                                                              ANNUALIZED YIELD  EFFECTIVE YIELD       YIELD
----                                                              ----------------  ---------------       -----
Money Market...................................................       6.02%             6.20%             N/A
Government Money Market........................................       5.91%             6.09%             N/A
U.S. Treasury Money Market.....................................       5.68%             5.85%             N/A
Tax-Exempt Money Market........................................       3.75%             3.81%            5.43%
Connecticut Municipal Money Market.............................       3.51%             3.57%            6.08%
Massachusetts Municipal Money Market...........................       3.70%             3.76%            6.51%

----------------------
*        Not applicable

         As of October 31, 2000, the New York Municipal Money Market Fund had not yet commenced operations.


         For the seven-day period ended October 31, 2000, the annualized yields and effective yields for Trust Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds, and the tax-equivalent yield for Trust Shares of the Tax-Exempt Money Market Fund were as set forth below:


                                                                                                     TAX-EQUIVALENT
FUND                                                              ANNUALIZED YIELD  EFFECTIVE YIELD       YIELD
----                                                              ----------------  ---------------       -----
Money Market                                                           6.19%             6.38%             N/A
Government Money Market                                                6.08%             6.27%             N/A
U.S. Treasury Money Market                                             5.85%             6.02%             N/A
Tax-Exempt Money Market                                                3.88%             3.95%            5.62%

----------------------
*        Not applicable

         For the seven-day period ended October 31, 2000, the annualized yield and effective yield for Retail B shares of the Money Market Fund were 5.29% and 5.43%, respectively.


     The U.S. Treasury Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The state flow through yield refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A state flow through yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate. Based on the foregoing calculation and assuming, for purposes of illustration, state income tax rates of 3%, 7% and 11%, the state flow through yields for the seven-day period ended October 31, 2000 for Retail A Shares and Trust Shares of the U.S. Treasury Money Market Fund were as set forth below:


SERIES                                                                   3%               7%               11%
------                                                                   --               --               ---
Retail A Shares                                                        5.86%             6.11%            6.38%
Trust Shares                                                           6.03%             6.29%            6.57%

         Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds were not offered prior to the date of this Statement of Additional Information.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET FUNDS

         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Funds' respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut, Massachusetts and New York. Some portion of either Fund's income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

         The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 2001. These are not indicators of past or future performance of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds.


         Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

         Connecticut Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

         Investors are urged to consult their own tax advisors as to these matters.

CONNECTICUT:  2001


Equivalency yields: Tax-Exempt


                                              Connecticut Tax-Equivalent
                                   Combined   Yields**
$Taxable Income*  State   Federal  Effective  --------------------------------------------------------------------------------
Single            Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-27,050         3.96%   15%      18.37%     3.68%  4.29%  4.90%  5.51%  6.13%  6.74%   7.35%   7.96%   8.58%   9.19%   9.80%
27,051-65,550     4.50%   28%      31.24%     4.36%  5.09%  5.82%  6.54%  7.27%  8.00%   8.73%   9.45%  10.18%  10.91%  11.63%
65,551-136,750    4.50%   31%      34.11%     4.55%  5.31%  6.07%  6.83%  7.59%  8.35%   9.11%   9.86%  10.62%  11.38%  12.14%
136,751-297,350   4.50%   36%      38.88%     4.91%  5.73%  6.54%  7.36%  8.18%  9.00%   9.82%  10.63%  11.45%  12.27%  13.09%
Over 297,350      4.50%   39.6%    42.32%     5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------


$Taxable Income*                   Combined   Connecticut Tax-Equivalent Yields**
Married Filing    State   Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-45,200         3.825%  15%      18.25%     3.67%  4.28%  4.89%  5.50%  6.12%  6.73%  7.34%    7.95%   8.56%   9.17%   9.79%
45,201-109,250    4.50%   28%      31.24%     4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%    9.45%  10.18%  10.91%  11.63%
109,251-166,500   4.50%   31%      34.11%     4.55%  5.31%  6.07%  6.83%  7.59%  8.35%  9.11%    9.86%  10.62%  11.38%  12.14%
166,501-297,350   4.50%   36%      38.88%     4.91%  5.73%  6.54%  7.36%  8.18%  9.00%  9.82%   10.63%  11.45%  12.27%  13.09%
Over 297,350      4.50%   39.6%    42.32%     5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------



* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.


MASSACHUSETTS:  2001


Equivalent Yields:  Tax-Exempt


                                   Combined   Massachusetts Tax-Equivalent Yields**
$Taxable Income   State   Federal  Effective  --------------------------------------------------------------------------------
Single*           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-27,050         5.60%   15.0%    19.76%     3.74%  4.36%  4.99%  5.61%  6.23%  6.85%   7.48%   8.10%   8.72%   9.36%   9.97%
27,051-65,550     5.60%   28.0%    32.03%     4.41%  5.15%  5.88%  6.62%  7.36%  8.09%   8.83%   9.56%  10.30%  11.03%  11.77%
63,551-136,750    5.60%   31.0%    34.86%     4.61%  5.37%  6.14%  6.91%  7.68%  8.44%   9.21%   9.98%  10.75%  11.51%  12.28%
136,751-297,350   5.60%   36.0%    39.58%     4.97%  5.79%  6.62%  7.45%  8.28%  9.10%   9.93%  10.76%  11.59%  12.41%  13.24%
Over 297,350      5.60%   39.6%    42.98%     5.26%  6.14%  7.02%  7.89%  8.77%  9.66%  10.52%  11.40%  12.28%  13.15%  14.03%
------------------------------------------------------------------------------------------------------------------------------


$Taxable Income*                   Combined   Massachusetts Tax-Equivalent Yields**
Married Filing    State   Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-45,200         5.60%   15.0%    19.76%     3.74%  4.36%  4.99%  5.61%  6.23%  6.85%  7.48%    8.10%   8.72%   9.35%   9.97%
45,201-109,250    5.60%   28.0%    32.03%     4.41%  5.15%  5.88%  6.62%  7.36%  8.09%  8.83%    9.56%  10.30%  11.03%  11.77%
109,251-166,500   5.60%   31.0%    34.86%     4.61%  5.37%  6.14%  6.91%  7.68%  8.44%  9.21%    9.98%  10.75%  11.51%  12.38%
166,501-297,350   5.60%   36.0%    39.58%     4.97%  5.79%  6.62%  7.45%  8.28%  9.10%  9.93%   10.76%  11.59%  12.41%  13.24%
Over 297,350      5.60%   39.6%    42.98%     5.26%  6.14%  7.02%  7.89%  8.77%  9.66%  10.52%  11.40%  12.28%  13.15%  14.03%
------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

NEW YORK STATE AND CITY:  2001


Equivalent yields: Tax-exempt


                                                          New York    New York
                                                          State       State City
                                                          and         and
                                     State                Federal     Federal
$Taxable Income*   City      State   City       Federal   Effective   Effective
Single             Rate***   Rate    Combined   Rate      Rate        Rate***
--------------------------------------------------------------------------------
$0-8,000           2.907%    4.00%   6.907%     15%       18.40%      20.8710%
$8,001-11,000      2.907%    4.50%   7.407%     15%       18.825%     21.2960%
$11,001-12,000     2.907%    5.25%   8.157%     15%       19.4625%    21.9335%
$12,001-13,000     3.534%    5.25%   8.784%     15%       19.4625%    22.4664%
$13,001-20,000     3.534%    5.90%   9.434%     15%       20.015%     23.0189%
$20,001-25,000     3.534%    6.85%   10.384%    15%       20.8225%    23.8264%
$25,001-27,050     3.591%    6.85%   10.441%    15%       20.8225%    23.8749%
$27,051-50,000     3.591%    6.85%   10.441%    28%       32.9320%    35.5175%
$50,001-65,550     3.648%    6.85%   10.498%    28%       32.9320%    35.5586%
$65,551-136,750    3.648%    6.85%   10.498%    31%       35.7265%    38.2436%
$136,751-297,350   3.648%    6.85%   10.498%    36%       40.3840%    42.7187%
Over 297,350       3.648%    6.85%   10.498%    39.6%     43.7374%    45.9408%
--------------------------------------------------------------------------------

                   New York Tax Equivalent Yields:****
$Taxable Income*   -------------------------------------------------------------------------------------------------------
Single             3.0%     3.5%     4.0%     4.5%     5.0%     5.5%      6.0%      6.5%      7.0%      7.5%      8.0%
--------------------------------------------------------------------------------------------------------------------------
$0-8,000           3.79%    4.42%    5.06%    5.69%    6.32%    6.95%     7.58%      8.21%     8.85%     9.48%    10.11%
$8,001-11,000      3.81%    4.45%    5.08%    5.72%    6.35%    6.99%     7.62%      8.26%     8.89%     9.53%    10.16%
$11,001-12,000     3.84%    4.48%    5.12%    5.76%    6.40%    7.05%     7.69%      8.33%     8.97%     9.61%    10.25%
$12,001-13,000     3.87%    4.51%    5.16%    5.80%    6.45%    7.09%     7.74%      8.38%     9.03%     9.67%    10.32%
$13,001-20,000     3.90%    4.55%    5.20%    5.85%    6.50%    7.14%     7.79%      8.44%     9.09%     9.74%    10.39%
$20,001-25,000     3.94%    4.59%    5.25%    5.91%    6.56%    7.22%     7.88%      8.53%     9.19%     9.85%    10.50%
$25,001-27,050     3.94%    4.60%    5.25%    5.91%    6.57%    7.22%     7.88%      8.54%     9.20%     9.85%    10.51%
$27,051-50,000     4.65%    5.43%    6.20%    6.98%    7.75%    8.53%     9.30%     10.08%    10.86%    11.63%    12.41%
$50,001-65,550     4.66%    5.43%    6.21%    6.98%    7.76%    8.53%     9.31%     10.09%    10.86%    11.64%    12.41%
$65,551-136,750    4.86%    5.67%    6.48%    7.29%    8.10%    8.91%     9.72%     10.53%    11.33%    12.14%    12.95%
$136,751-297,350   5.24%    6.11%    6.98%    7.86%    8.73%    9.60%     10.47%    11.35%    12.22%    13.09%    13.97%
Over 297,350       5.55%    6.47%    7.40%    8.32%    9.25%    10.17%    11.10%    12.02%    12.95%    13.87%    14.80%
--------------------------------------------------------------------------------------------------------------------------


                                                     New York        New York State
$Taxable Income*                  State              State and       State City
Married Filing    City     State  City      Federal  Federal         and Federal
Jointly           Rate***  Rate   Combined  Rate     Effective Rate  Effective Rate***
--------------------------------------------------------------------------------------
$0-16,000         2.907%   4.00%  6.907%    15%      18.4000%        20.8710%
$16,001-21,600    2.907%   4.50%  7.407%    15%      18.8250%        21.2960%
$21,601-22,000    3.534%   4.5%   8.034%    15%      18.8250%        21.8289%
$22,001-26,000    3.534%   5.25%  8.787%    15%      19.4625%        22.4664%
$26,001-40,000    3.534%   5.90%  9.434%    15%      19.465%         23.0189%
$40,001-45,000    3.534%   6.85%  10.384%   15%      20.0155%        23.8264%
$45,001-45,200    3.591%   6.85%  10.441%   15%      20.8225%        23.8749%
$45,201-90,000    3.591%   6.85%  10.441%   28%      32.9320%        35.5175%
$90,001-109,250   3.648%   6.85%  10.498%   28%      32.9320%        35.5586%
$109,251-166,500  3.648%   6.85%  10.498%   31%      35.7265%        38.2436%
$166,501-297,350  3.648%   6.85%  10.498%   36%      40.3840%        42.7187%
Over 297,350      3.648%   6.85%  10.498%   39.6%    43.7374%        45.9408%
--------------------------------------------------------------------------------------

$Taxable Income*  New York Tax Equivalent Yields:****
Married Filing    ---------------------------------------------------------------------------------------------------
Jointly           3.0%      3.5%     4.0%       4.5%     5.0%     5.5%     6.0%     6.5%     7.0%     7.5%     8.0%
---------------------------------------------------------------------------------------------------------------------
$0-16,000         3.79%     4.42%    5.06%      5.69%    6.32%    6.95%    7.58%    8.21%    8.85%    9.48%    10.11%
$16,001-21,600    3.81%     4.45%    5.08%      5.72%    6.35%    6.99%    7.62%    8.26%    8.89%    9.53%    10.16%
$21,601-22,000    3.84%     4.48%    5.12%      5.76%    6.40%    7.04%    7.68%    8.32%    8.95%    9.59%    10.23%
$22,001-26,000    3.87%     4.51%    5.16%      5.80%    6.45%    7.09%    7.74%    8.38%    9.03%    9.67%    10.32%
$26,001-40,000    3.90%     4.55%    5.20%      5.85%    6.50%    7.14%    7.79%    8.44%    9.09%    9.74%    10.39%
$40,001-45,000    3.94%     4.59%    5.25%      5.91%    6.56%    7.22%    7.88%    8.53%    9.19%    9.85%    10.50%
$45,001-45,200    3.94%     4.60%    5.25%      5.91%    6.57%    7.22%    7.88%    8.54%    9.20%    9.85%    10.51%
$45,201-90,000    4.65%     5.43%    6.20%      6.98%    7.75%    8.53%    9.30%    10.08%   10.86%   11.63%   12.41%
$90,001-109,250   4.66%     5.43%    6.21%      6.98%    7.76%    8.53%    9.31%    10.09%   10.86%   11.64%   12.41%
$109,251-166,500  4.86%     5.67%    6.48%      7.29%    8.10%    8.91%    9.72%    10.53%   11.33%   12.14%   12.95%
$166,501-297,350  5.24%     6.11%    6.98%      7.86%    8.73%    9.60%    10.47%   11.35%   12.22%   13.09%   13.97%
Over 297,350      5.55%     6.47%    7.40%      8.32%    9.25%    10.17%   11.10%   12.02%   12.95%   13.87%   14.80%
---------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.


** For federal tax purposes, these combined rates reflect the applicable marginal rates for 2001, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the New York State and New York City tax and surcharge rates for 2001.


*** The New York City rate is comprised of the tax base rate and city surcharge for 2001.


**** These represent New York State, City, and Federal Equivalent Yields.

PERFORMANCE REPORTING

         From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as Donoghue's Money Fund Report-Registered Trademark-, a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature. The performance of the Money Market, Government
Money Market and U.S. Treasury Money Market Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares and BKB Shares of the Money Market, Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds and for Retail A Shares and Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and
New York Municipal Money Market Funds.


         The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement and is calculated as described above. Each Fund may also advertise its "effective yield" which is calculated as described above. The "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, each Tax-Exempt Money Market Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" is computed as described above. The U.S. Treasury Money Market Fund may also advertise a "state flow through yield," as discussed above.

         The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by institutions to accounts of customers that have invested in shares of a Fund will not be included in calculations of yield.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.



         As of February 13, 2001 the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of each class of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    TRUST SHARES                       99.74%
    Fleet National Bank
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL B SHARES
    Steven R. Schwartz                  5.49%
    2393 Lake Elmo Avenue N.
    Lake Elmo, MN 55042-8407

    BKB SHARES
    James H. Furneaux &                 5.56%
    Carol S. Furneaux
    JTTEN
    810 Concord Road
    Carlisle, MA  01741-1523

    Mellon Bank (DE) NA                 5.48%
    Enhanced Cash Fund
    Wilshire Enhanced Tax
    Index Trust
    135 Sentilli Highway
    Everett, MA 02149-1906

TAX-EXEMPT MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank               100.00%
    P.O. Box 92800
    Rochester, NY 14692-8900

    BKB SHARES
    Bob & Co.                           8.88%
    Treasury
    Attn:  A.J. Ferullo
    100 Federal St #01-12-02
    Mailstop: MADE 10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gilbert L. Wade                     5.68%
    143 Avenue B
    Apartment 6A
    New York, NY 10009-5026

GOVERNMENT MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.33%
    P.O. Box 92800
    Rochester, NY 14692-8900

U.S. TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                95.94%
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL A SHARES
    US Clearing A Division             15.58%
    of Fleet Securities Inc.
    26 Broadway
    New York, NY 10004-1703

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                18.81%
    P.O. Box 92800
    Rochester, NY  14692-8900

    Bob & Co.                           7.80%
    Treasury Attn: A. J. Ferullo
    100 Federal St #01-13-07
    Mail Stop: MADE10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Fleet Bank Omnibus                 60.20%
    Steven P. Suchecki
    20 Church Street
    Hartford, CT  06103

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.93%
    P.O. Box 92800
    Rochester, NY 14692-8900

INSTITUTIONAL MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                24.45%
    P.O. Box 92800
    Rochester, NY 14692-8900

    US Clearing A Division Of           7.29%
    Fleet Securities Inc.
    26 Broadway
    New York, NY  10004-1703

    Bob & Co. Treasury                 45.11%
    Mail Stop: MADE 10013E
    Attn:  A.J. Ferullo
    100 Federal Street
    #01-13-07
    Boston, MA  02110-1802

    Tweeter HomeEntertainment           5.03%
    Group Financing Company
    Trust
    10 Pequot Way
    Canton, MA  02021-2306

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MASSACHUSETTS MUNICIPAL
    MONEY MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                36.40%
    P.O. Box 92800
    Rochester, NY 14692-8900

    U.S. Clearing A Division of        20.57%
    Fleet Securities, Inc.
    26 Broadway
    New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY
    MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                45.35%
    P.O. Box 92800
    Rochester, NY  14692-8900

    William L. Bucknall                 5.05%
    Norma Lee Bucknall
    5 Oak Ridge Dr.
    Bethany, CT  06524-3117

EQUITY VALUE FUND
    TRUST SHARES
    Gales & Co.                        69.22%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        10.66%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

EQUITY GROWTH FUND
    TRUST SHARES
    Gales & Co.                        67.14%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.37%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        15.24%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of           5.80%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th Street, Apt. 359
    Baltimore, MD 21211-2176

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    NH Bragg & Sons                    87.06%
    401(K) Profit Sharing Plan
    Lawrence S. Cronkite and
    John Bragg TTEES
    92 Perry Road
    P.O. Box 927
    Bangore, ME 04402-0927

    PRIME B SHARES
    US Clearing A Division of          19.22%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          12.42%
    Fleet Securities Inc.
    FBO# 166-31108-21
    Frank Catanho, Trustee of
    the Frank Catanho
    1996 Trust Dated 10/22/96
    24297 Mission Blvd.
    Hayward, NY 94544-1020

    US Clearing A Division of          12.06%
    Fleet Securities Inc.
    FBO# 024-90318-16
    Lynn C. Sherrie
    P.O. Box 316
    Wilson, NY 14172-0316

    US Clearing A Division of          10.40%
    Fleet Securities Inc.
    FBO# 221-00085-18
    Walter M. Swiecicki &
    Cathleen Swiecicki  JT WROS
    119 Old Beekman Road
    Monmouth Junction, NJ
    08852-3114

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           5.71%
    Fleet Securities Inc.
    FBO# 244-90004-19
    W P Fleming
    66500 E 253rd
    Grove, OK 74344-6163

    US Clearing Corporation             5.62%
    FBO# 131-98122-18
    Elaine B. Odessa
    9 Newman Road
    Pantucket, RI 02860-6183

GROWTH FUND II
    TRUST SHARES
    Gales & Co.                        19.67%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        10.25%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        69.61%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           9.32%
    Fleet Securities Inc.
    FBO# 245-94671-10
    Elliot Entner
    16 Paul Revere Road
    Sharon, MA 02067-2213

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Kie Y Ahn                          16.50%
    Bok S Ahn JT WROS
    639 Quaker Street
    Chappaqua, NY 10514-1507

    RETAIL B SHARES
    US Clearing A Division of           6.73%
    Fleet Securities Inc.
    FBO 979-00486-16
    Joseph Papai Jr.
    918 Lee Avenue
    North Brunswick, NJ
    08902-2351

    Fleet Bank NA                       5.07%
    Cust of the Rollover IRA
    FBO Juan Rosai
    25 Crestview Dr.
    North Haven, CT  06473

EQUITY INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        33.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        12.03%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    TRUST SHARES
    Gales & Co.                        30.92%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        27.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.73%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    Charles Schwab & Co. Inc.          10.14%
    Special Custody Acct. for
    Exclusive of Customers
    Attn: Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122

    PRIME A SHARES                     80.62%
    US Clearing A Division of
    Fleet Securities Inc.
    FBO 125-98055-11
    Albert F Twanmo
    6508 81st St.
    Cabin John, MD 20818-1203

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.83%
    Fleet Securities Inc.
    FBO 136-99157-13
    Jon-Paul Dadaian
    178 Clarken Drive
    West Orange, NJ 07052-3441

    PRIME B SHARES
    US Clearing A Division of          69.62%
    Fleet Securities Inc.
    FBO# 102-59241-17
    Church & Friary of St.
    Francis of Assisi
    c/o Fr. Peter Brophy OFM
    135 West 31st St.
    New York, NY 10001-3405

    US Clearing Corp                    5.46%
    FBO# 244-90026-13
    Guido Guinasso
    418 College Avenue
    San Francisco, CA  94112-1114

    BKB SHARES
    National Financial                  5.59%
    Services Corp
    For the Exclusive Benefit of
    Customers
    P.O. Box 3908
    Church Street Station
    New York, NY 10008-3908

GROWTH AND INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        41.18%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.23%
    Fleet Securities Inc.
    FBO# 160-27022-17
    Linda Shaw, Trustee for the
    Linda J Shaw Trust
    920 Meadows Road
    Geneva, IL 60134-3052

    US Clearing A Division of          28.37%
    Fleet Securities Inc.
    FBO# 113-27816-16
    Pamela M Fein
    68 Oak Ridge Drive
    Bethany, CT 06524-3118

    US Clearing A Division of          25.85%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    PRIME B SHARES
    US Clearing A Division of          29.97%
    Fleet Securities Inc.
    FBO# 147-97497-13
    Martin Allen Sante
    8858 Moanalua Way
    Diamondhead, MS 39525

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          18.15%
    Fleet Securities Inc.
    FBO# 103-31744-16
    Irwin Luftig & Elaine Luftig
    6119 Bear Creek Ct
    Lake Worth, FL 33467-6812

    US Clearing A Division of          16.81%
    Fleet Securities Inc.
    FBO# 148-28677-18
    Linda M. Berke & Michael E.
    Berke JT TEN
    30941 Westwood Road
    Farmington Hills, MI
    48331-1466

    US Clearing A Division of          16.40%
    Fleet Securities Inc.
    FBO# 147-29019-15
    Walter W Quan
    2617 Skyline Drive
    Lorain, OH 44053-2243

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 013-90166-12
    Florence G. St. Onge
    34 Cedar Lane
    Warren, RI 02885-2236

    US Clearing A Division of           6.04%
    Fleet Securities Inc.
    FBO# 108-00116-10
    Michael Kennedy &
    Carleen Kennedy    JT WROS
    12 Walton Avenue
    Locust Valley, NY 11560-1227

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
ASSET ALLOCATION FUND
    TRUST SHARES
    Gales & Co.                        92.05%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.52%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          30.60%
    Fleet Securities Inc.
    FBO# 114-97238-17
    Sara Mallow
    6415 NW 24th Street
    Boca Raton, FL 33434-4320

    US Clearing A Division of          21.95%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    US Clearing Corp                   11.21%
    FBO 170-01663-15
    Nicholas G. Roselli
    216 Root Road
    Westfield, MA 01085-9832

    US Clearing A Division of          14.97%
    Fleet Securities Inc.
    FBO 194-97099-17
    James Kenneth Winter
    2523 Greenridge Dr.
    Belden, MS  08826-9530

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    U.S. Clearing Corp.                 5.21%
    FBO 155-98529-16
    Frederick B. Gatt
    144 Jay Street
    Albany, NY 12210-1806

    PRIME B SHARES
    US Clearing A Division of          10.93%
    Fleet Securities Inc.
    FBO# 138-97818-14
    Carol Y Foster
    524 Marie Avenue
    Blountstown, FL 32424-1218

    US Clearing A Division of          10.43%
    Fleet Securities Inc.
    FBO# 102-92974-11
    Ann E Herzog
    74 Tacoma Street
    Staten Island, NY 10304-4222

    US Clearing A Division of           6.95%
    Fleet Securities Inc.
    FBO# 166-98559-16
    Ann P Sargent
    422 Los Encinos Avenue
    San Jose, CA 95134-1336

    US Clearing A Division of           6.75%
    Fleet Securities Inc.
    FBO# 166-97970-19
    Alicia E Schober
    10139 Ridgeway Drive
    Cupertino, CA 95014-2658

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.19%
    Fleet Securities Inc.
    FBO# 181-01324-13
    Paul R Thornton & Karin Z
    Thornton JT TEN
    1207 Oak Glen Lane
    Sugar Land, TX 77479-6175

    US Clearing Corp                    5.15%
    FBO# 013-00189-14
    David Paquin & Susan
    Paquin JT TEN
    Attn: Paul D Nunes VP
    100 Westminister St.
    RI/MO/F026
    Providence, RI 02903-2318

SMALL COMPANY EQUITY FUND
    TRUST SHARES
    Gales & Co.                        62.31%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        25.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        10.70%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    TRUST SHARES
    Gales & Co.                        44.32%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.34%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th, Apt. 359
    Baltimore, MD 21211-2176

    US Clearing A Division of          23.99%
    Fleet Securities Inc.
    FBO# 155-03619-17
    Frederick W Geissinger
    601 NW 2nd Street
    Evansville, IN 47708-1013

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.00%
    Fleet Securities Inc.
    FBO# 103-97564-14
    Thomas X McKenna
    170 Turtle Creek Drive
    Tequesta, FL 33469-1547

    US Clearing A Division of          11.81%
    Fleet Securities Inc.
    FBO# 103-31296-18
    Edward U Roddy III
    109 Angler Avenue
    Palm Beach, FL 33480-3101

    PRIME B SHARES
    US Clearing A Division of          12.40%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          10.88%
    Fleet Securities Inc.
    FBO #162-27769-10
    Gilbert Shue & Eva
    Shue-Trustees
    Shue FamilyTrust-DTD
    11/8/84
    10119 Riverside Dr.
    Ontario, CA  91761-7814

    US Clearing A Division of           8.40%
    Fleet Securities Inc.
    FBO# 107-30623-15
    Andrejs Zvejnieks
    2337 Christopher Walk
    Atlanta, GA 30327-1110

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.54%
    Fleet Securities Inc.
    FBO# 223-97395-15
    Rufus O. Eddins, Jr.
    360 Dominion Circle
    Knoxville, TN 37922-2750

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 221-97250-13
    Michael A Veschi
    106 Exmoor Court
    Leesburg, VA 20176-2049

    US Clearing Corp                    5.74%
    FBO# 138-30212-17
    Virginia Godenrath T.O.D.
    Robert Godenrath
    5925 Shore Boulevard
    South #104
    Gulfport, FL 33707-5904

    US Clearing Corp                    5.01%
    FBO# 108-98907-17
    Linda Lecessi - Karp
    141 Norwood Avenue
    Malverne, NY 11565-1422

STRATEGIC EQUITY FUND
    TRUST SHARES
    Gales & Co.                        92.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.60%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    US Clearing A Division of           5.85%
    Fleet Securities Inc.
    FBO 978-12453-12
    Violet K. Saidnehr
    260 Middle Neck Road
    Great Neck, NY  11021-1175

PAN-ASIA FUND
    TRUST SHARES
    FIM Funding, Inc.                 100.00%
    Attn:  Richard Joseph
    150 Federal Street
    Boston, MA  02109

    RETAIL A SHARES
    Anthony P. Vericco                  6.41%
    & Antonia Vericco JTWROS
    32 Susan Drive
    Saugus, MA 01906

    John J. Mancini                    13.42%
    Anthony Mancini JT TEN
    114 Alpine Road
    Portland, ME 04103-2804

    Fleet Bank                          8.27%
    Cust For the IRA Plan FBO
    Susan A. Bird
    30 Lafayette Ave
    Somerset, NJ 08873-2556

    Adelaide Donohue &                 40.14%
    Matthew Donohue
    JT WROS
    PO Box 230
    Southampton , NY 11969

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Striplin Family Trust               5.57%
    Dave Striplin & Kristin
    Striplin JT WROS PDAA
    U/T/A DTD 1-22-2001
    1705 Vista Del Monte
    Aubum, CA 95603-6104

    RETAIL B SHARES
    Fleet Bank NA                      51.72%
    Cust of the Rollover IRA
    FBO Ben V. Phan
    120 Stoughton Street
    Dorchester, MA 02125-1900

    FIM Funding, Inc.                   9.15%
    Attn:  Richard Joseph
    150 Federal Street
    4th Floor
    Boston, MA  02109

    US Clearing A Division of           9.61%
    Fleet Securities Inc.
    FBO 245-901434-13
    Anthony M. Savoy
    103 Oak Street
    Indian Orchard, MA
    01151-1538

    US Clearing A Division of          21.92%
    Fleet Securities Inc.
    FBO 245-94856-17
    Daniel Coletti
    465 Lexington Street
    Waltham, MA 02452

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERMEDIATE GOVERNMENT
    INCOME FUND
    TRUST SHARES
    Gales & Co.                        63.84%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        21.29%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        14.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL B SHARES
    Fleet Bank NACust of                8.30%
    Rollover IRA
    FBO Joel J. Corriveau Sr.
    28 Louise Ave
    Mathuen, MA 01844

    BKB SHARES
    Boott Mills                         8.20%
    c/o Richard D. Leggat
    25th Floor
    150 Federal Street
    Boston, MA  02110-1745

    Pipe Fitters Local 537              8.80%
    Health & Welfare Fund
    35 Travis Street #1
    Allston, MA  02134-1251

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
HIGH QUALITY BOND FUND
    TRUST SHARES
    Gales & Co.                        32.63%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.02%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        48.87%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          19.45%
    Fleet Securities Inc.
    FBO# 103-30971-12
    Doris G Schack
    FBO - Doris G Schack Living
    Trust
    9161 East Evans
    Scottsdale, AZ 85260-7575

    US Clearing A Division of          54.49%
    Fleet Securities Inc.
    FBO# 132-90090-11
    Virginia Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.99%
    Fleet Securities Inc.
    FBO# 013-02964-11
    Jane L Grayhurst
    770 Boylston St., Apt 10G
    Boston, MA 02199-7709

    US Clearing A Division of          16.92%
    Fleet Securities Inc.
    FBO 132-47141-10
    Virginia A. Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

    PRIME B SHARES
    US Clearing A Division of          33.43%
     Fleet Securities Inc.
    FBO# 200-70099-19
    Neil C Feldman
    11 Cottage Lane
    Marlboro, NJ 07746-2124

    US Clearing A Division of          13.49%
    Fleet Securities Inc.
    FBO# 119-97697-10
    Ira Zornberg
    4219 Nautilus Avenue
    Brooklyn, NY 11224-1019

    US Clearing A Division of          12.79%
    Fleet Securities Inc.
    FBO# 147-24459-13
    Jay Robert Klein
    26800 Amhearst Circle #209
    Cleveland, OH 44122-7572

    US Clearing A Division of          14.37%
    Fleet Securities Inc.
    FBO# 230-02116-18
    Marjorie Dion
    301 Raimond Street
    Yaphank, NY 11980-9725

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.60%
    Fleet Securities Inc.
    FBO# 157-98031-13
    Patricia Fusco
    112 E. Chapel Avenue
    Cherry Hill, NJ 08034-1204

    US Clearing A Division of           6.37%
    Fleet Securities Inc.
    FBO# 238-97175-19
    Marie Gottfried
    10208 Andover Coach
    Circle H-2
    Lake Worth, FL 33467-8158

SHORT-TERM BOND FUND
    TRUST SHARES
    Gales & Co.                        32.42%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        55.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        11.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    Chelsea Police Relief              13.56%
    Assoc.
    John R. Phillips Treas. &
    Michael McCona Clerk
    180 Crescent Avenue
    Chelsea, MA  02150-3017

    Josue Colon Cust                    7.87%
    Hazel Colon UGMA CT
    400 Lasalle St
    New Britain, CT  06051-1316

    Elizabeth Mugar                     7.19%
    10 Chestnut St.
    Apt. 1808
    Springfield, MA  01103-1709

    US Clearing A Division of           5.28%
    Fleet Securities Inc.
    FBD 979-99169-12
    Andrew Crill
    P.O. Box 51-31 Bedle St.
    Belle Mead, NJ 08502-0051

    US Clearing Corp                    5.32%
    FBO 979-14631-11
    Frrank Badics & Theresa
    Badics JT TEN
    9 Elmwood Drive
    Milltown, NJ 08850-1636

TAX-EXEMPT BOND FUND
    TRUST SHARES
    Gales & Co.                        37.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        25.16%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        36.26%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           5.81%
    Fleet Securities Inc.
    FBO 979-14339-16 JTTEN
    Charles Dagraca & Barbara
    Dagraca
    20 William Penn Rd.
    Warren, NJ 07059-5079

    RETAIL B SHARES
    Sylvia Fendler                     11.00%
    72 Brinkerhoff Ave.
    Stamford, Ct. 06905

    Frances E. Stady                    5.62%
    P.O. BOX 433
    3176 Main St.
    Yorkshire, NY  14173-0433

INTERMEDIATE TAX-EXEMPT
    BOND FUND
    TRUST SHARES
    Gales & Co.                         6.58%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        91.39%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

    RETAIL A SHARES
    PFPC Inc.                          96.45%
    Attn: William Greilich
    4400 Computer Drive
    Westboro, MA  01581

    BKB SHARES
    Charles Schwab & Co.               31.94%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Richard F. Messing                  5.73%
    3310 South Ocean Blvd.
    Apartment # 532
    Highland Beach, FL 33487

CONNECTICUT MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        72.28%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        27.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL A SHARES
    US Clearing Corp.                   9.22%
    FBO 245-05810-18
    Jean N. Konstantino and
    Theodore P. Konstantino
    JT TEN
    44 Shore Road
    Clinton, CT 06413-236

CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        91.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    RETAIL A SHARES
    Maria Guarna & Nazzareno           70.36%
    Guarna JT WROS
    147 Woodbury Ave.
    Stamford, CT  06907

    Catherine J. Fellows               25.69%
    7 Pent Road
    Bloomfield, CT 06002-1518

    BKB SHARES
    Charles Schwab & Co.               25.69%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Kelly F. Shackelford                5.40%
    P.O. Box 672
    New Canaan, CT 06840-0672

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
FLORIDA MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        90.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                         8.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

MASSACHUSETTS MUNICIPAL
    BOND FUND
    TRUST SHARES
    Gales & Co.                        46.00%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        51.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

MASSACHUSETTS INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        80.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        18.54%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   10.74%
    FBO 245-01752-17
    Edward S. Konda & Wenja S.
    Konda JT WROS JT/TEN
    501 Lexington St.
    Unit 19
    Waltham, MA  02452-3034

    US Clearing A Division of          16.09%
    Fleet Securities Inc.
    FBO 245-03939-19
    William J. Tedoldi & Betsy
    M. Tedoldi JTTEN
    68 High St.
    Needham, MA  02492

    US Clearing A Division of          10.55%
    Fleet Securities Inc.
    FBO# 245-00100-00
    Marc P. Hayes & Helen Hayes
    JTTEN
    52 Phillips Farm Rd.
    Marshfield, MA  02050

    US Clearing Corp                   24.00%
    FBO 245-05961-15
    Daniel P. Anderson
    37 Maple Street
    Stoneham, MA 02180-2522

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing Corp                   19.36%
    FBO 225-00001-10
    Martin D. Cepkauskas & Marie
    A Cepkauskas
    JT/TEN
    P.O. Box 1164
    Eastham, MA 02462-1164

CORPORATE BOND FUND
    TRUST SHARES
    Gales & Co.                        36.71%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        35.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        22.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        87.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        12.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    Gales & Co.                        35.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        24.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    James R. McCulloch                  7.42%
    c/o Microfibre
    PO Box 1208
    Pawtucket, RI 02862-1208

    BKB SHARES
    US Clearing A Division of           6.11%
    Fleet Securities Inc.
    FBO #245-26616-10
    Pease & Curren Materials
    75 Pennsylvania Avenue
    Warwick, RI  02888-3028

    Charles Schwab & Co.                8.96%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    John J Almeida TR                   5.88%
    John J Almeida
    Revocable Trust
    U/A Dated May 15 1997
    517 Pleasant Street
    Pawtucket, RI 02860-5725

NEW YORK MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        65.27%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        29.49%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                         5.20%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   13.36%
    FBO 245-03768-15
    Marilyn J Brantley
    5954 Van Allen Road
    Belfast, NY 14711-8750

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        51.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        47.95%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing A Division of          10.85%
    Fleet Securities Inc.
    FBO 979-08676-19
    George L. Gutierrez &
    Nereida Gutierrez
    8 Old Farm Road
    Saddle River, NJ 07458-3106

    US Clearing A Division of          49.59%
    Fleet Securities Inc.
    FBO 979-10688-11
    John J. Delucca
    314 Ardmore Road
    Ho Ho Kus, NJ  07423-1110

    US Clearing Corp                   33.13%
    FBO 979-14430-14
    John R. Wright and Maria
    N. Wright JTTEN
    118 Woodland Road
    Montvale, NJ 07645

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    PRIME RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    GOVERNMENT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    TAX-EXEMPT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703


     As of February 13, 2001, the name, address and percentage ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    Stable Asset Fund                  12.35%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GOVERNMENT FUND
    Murphy John Davis TRUA              6.19%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

U.S. TREASURY FUND
    Loring Walcott Client              38.67%
    Sweep Acct
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY VALUE FUND
    Leviton MFG Co                      6.92%
    Sav Plan
    Ret c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY GROWTH FUND
    Fleet Savings Plus-Equity          23.82%
    Growth
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Nusco Retiree Health                6.76%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    Fleet Savings Plus                  8.94%
    Intl Equity
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY  14638

    FBF Pension Plan                    7.64%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

STRATEGIC EQUITY FUND
    FFG Retirement &                   88.25%
    Pension VDG
    c/o Fleet Financial Group
    159 East Main
    Rochester, NY 14638

HIGH QUALITY BOND FUND
    Fleet Savings Plus                 12.73%
    Plan-HQ Bond
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

SHORT TERM BOND FUND
    Brown Shoe Co.                      9.20%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

ASSET ALLOCATION FUND
    Fleet Savings Plus                 32.49%
    Asset Allocation
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL COMPANY EQUITY FUND
    Fleet Savings Plus                 38.25%
    Small Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

TAX EXEMPT BOND FUND
    Nusco Retiree Health               36.80%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CONNECTICUT MUNICIPAL
    BOND FUND
    John H. Duerden IMA                 7.06%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CORPORATE BOND FUND
    Cole Hersee Pension Plan            6.79%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GROWTH AND INCOME FUND
    Fleet Savings Plus-                41.84%
    Grth Income
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    FBF Pension Plan -                 23.13%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc 401K P/S SCV                9.26%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc. 401K P/S                   5.56%
    Pln Aggressive
    c/o Norstar Trust Co
    Gales & Co.
    159 East Main
    Rochester, NY 14638

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Chartwell Insurance                19.29%
    Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

NEW JERSEY MUNICIPAL BOND
    FUND
    Perillo Tours                      19.16%
    c/o Norstar Trust
    Co/Gales & Co
    159 East Main
    Rochester, NY 14638

    Royal Chambord IMA                  9.58%
    c/o Norstar Trust
    Co/Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    McKee Wendell A.                    9.51%
    Marital Trust
    c/o Norstar Trust Co/Gales
    & Co
    159 East Main
    Rochester, NY 14638

    Dorothy L. Nelson                   6.41%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Robert Lawrence Jr.                 6.36%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

RHODE ISLAND MUNICIPAL
    BOND FUND
    CP Pritchard TR GST                13.25%
    Non-Exempt
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    Transwitch Cap                      9.41%
    Focus Acct B
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    Gail Munger Succ                   10.25%
    TTEE T.P. Parkas Tr
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    M.G./Michael Sendzimir              5.51%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

FLORIDA MUNICIPAL BOND FUND
    Pritchard TR B SH LP Hess           6.56%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    William M. Wood Trust               6.26%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    Charles G. Bancroft                 5.76%
    TR U/Will
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                              FINANCIAL STATEMENTS

         Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose reports thereon also appears in such Annual Reports and is incorporated herein by reference. The financial statements in such Annual Reports have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights for the fiscal years ended October 31, 1998, 1997 and 1996 were audited by Galaxy's former auditors.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.



         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.




CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:




         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.



MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.


         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.




         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2001


GALAXY INSTITUTIONAL MONEY MARKET FUND           CLASS I SHARES, CLASS II SHARES
GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND       AND CLASS III SHARES


GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND        CLASS I SHARES


      This Statement of Additional Information is not a prospectus. It relates to the prospectus for Class I Shares of the Institutional Money Market, Institutional Government Money Market and Institutional Treasury Money Market Funds dated February 28, 2001, the prospectus for Class II Shares of the Institutional Money Market and Institutional Treasury Money Market Funds dated February 28, 2001 and the prospectus for Class III Shares of the Institutional Money Market and Institutional Treasury Money Market Funds dated February 28, 2001, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 2000, may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)


      The financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, on the financial statements for the fiscal years ended October 31, 2000 and 1999 are incorporated by reference into this Statement of Additional Information. The report of PricewaterhouseCoopers LLP, former independent auditors for the predecessor funds of the Institutional Money Market Fund and Institutional Treasury Money Market Fund (the "Predecessor Funds"), dated July 17, 2000, on the financial statements included in the The Boston 1784 Funds' Annual Report to Shareholders with respect to the Predecessor Funds dated May 31, 2000 is also incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL INFORMATION............................................................1
DESCRIPTION OF GALAXY AND ITS SHARES...........................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS......................................4
     Institutional Money Market Fund...........................................4
     Institutional Treasury Money Market Fund..................................4
     Institutional Government Money Market Fund................................5
     Other Investment Policies and Risk Considerations.........................5
     Ratings...................................................................5
     U.S. Government Obligations and Money Market Instruments..................6
     Variable and Floating Rate Obligations....................................7
     Municipal Securities......................................................8
     Stand-By Commitments.....................................................11
     Private Activity Bonds...................................................12
     Custodial Receipts and Certificates Of Participation.....................12
     Repurchase and Reverse Repurchase Agreements.............................13
     Securities Lending.......................................................13
     Investment Company Securities............................................14
     Asset-Backed Securities..................................................15
     Mortgage-Backed Securities...............................................16
     Convertible Securities...................................................16
     When-Issued Purchases, Forward Commitment and Delayed
      Settlement Transactions.................................................17
     Guaranteed Investment Contracts..........................................18
     Loan Participations......................................................18
     STRIPS...................................................................18
     Zero Coupon Securities...................................................19
     Portfolio Securities Generally...........................................19
     Portfolio Turnover.......................................................19
INVESTMENT LIMITATIONS........................................................20
     Non-Fundamental Policies.................................................24
VALUATION OF PORTFOLIO SECURITIES.............................................25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................26
     Purchases of Class I Shares of the Funds.................................26
     Purchases Of Class II Shares and Class III Shares of the Funds...........27
     Other Purchase Information...............................................27
     Redemptions..............................................................28
     Exchange Privilege.......................................................28
TAXES.........................................................................29
     In General...............................................................29
     State and Local..........................................................30
     Miscellaneous............................................................30
TRUSTEES AND OFFICERS.........................................................31

     Shareholder And Trustee Liability........................................34
INVESTMENT ADVISER............................................................35
Administrator.................................................................36
CUSTODIAN AND TRANSFER AGENT..................................................38
EXPENSES......................................................................39
PORTFOLIO TRANSACTIONS........................................................39
Shareholder Services Plans....................................................41
DISTRIBUTOR...................................................................42
AUDITORS......................................................................43
COUNSEL.......................................................................43
CODES OF ETHICS...............................................................43
PERFORMANCE AND YIELD INFORMATION.............................................43
     Performance Reporting....................................................44
MISCELLANEOUS.................................................................45
FINANCIAL STATEMENTS..........................................................67
APPENDIX A...................................................................A-1

                               GENERAL INFORMATION


      This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectus for Class I Shares of the Institutional Money Market, Institutional Treasury Money Market and Institutional Government Money Market Funds (the "Funds") and the Prospectuses for Class II Shares and Class III Shares of the Institutional Money Market and Institutional Treasury Money Market Funds. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. No investment in shares of the Funds should be made without reading a Prospectus.


      The Institutional Money Market and Institutional Treasury Money Market Funds commenced operations as separate portfolios (each a "Predecessor Fund," and collectively, the "Predecessor Funds") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund (the "Reorganization"). Prior to the Reorganization, the Predecessor Funds offered and sold one class of shares. In connection with the Reorganization, shareholders of the Predecessor Funds exchanged their shares for Class I Shares of the Funds.

      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES


      The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund,

Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Florida Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.


      Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class S Shares (Class I Shares) representing interests in the Institutional Government Money Market Fund; Class FF Shares (Class I Shares), Class FF - Special Series 1 Shares (Class II Shares) and Class FF - Special Series 2 Shares (Class III Shares), representing interests in the Institutional Money Market Fund; and Class GG Shares (Class I Shares), Class GG - Special Series 1 Shares (Class II Shares) and Class GG - Special Series 2 Shares (Class III Shares), representing interests in the Institutional Treasury Money Market Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

      Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

      Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Class I Shares, Class II Shares and Class III Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any shareholder servicing plan applicable to such series. For example, as described below, holders of Class II Shares and Class III Shares will bear the expenses of the Shareholder Services Plan for Class II Shares and Class III Shares applicable to such Class. In addition, each series may incur differing transfer agency fees. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" below.

      In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any shareholder servicing plan applicable to such series.

      Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any shareholder servicing plan for such series (e.g., only Class II Shares and Class III Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Class II Shares and Class III Shares). Further, shareholders of both Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

      Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

      Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

      Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS


      Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

INSTITUTIONAL MONEY MARKET FUND

      Instruments in which the Institutional Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

INSTITUTIONAL TREASURY MONEY MARKET FUND

      Portfolio securities held by the Institutional Treasury Money Market Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND


      Investments in which the Institutional Government Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Other Investment Policies and Risk Considerations" below.

      ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS


      Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or both of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS


      The Funds will purchase only those instruments which meet the applicable quality requirements described below. The Institutional Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in one of such Rating Agency's two highest categories for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in one of the two highest short-term rating categories. See "Investment Limitations" below. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

      Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS


      Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including bank obligations and commercial paper.

      Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

      U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

      Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit, non-negotiable time deposits (including Eurodollar time deposits) issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC, and other short-term debt obligations issued by banks. With respect to each Fund, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks, foreign banks or U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For the purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

      Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

      Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Funds to investment risks similar to those accompanying direct investments in foreign securities. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

      Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations and other entities without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Institutional Money Market Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

VARIABLE AND FLOATING RATE OBLIGATIONS


      The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

      If a variable or floating rate instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

      Long-term variable and floating rate obligations held by the Institutional Money Market and Institutional Treasury Money Market Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

MUNICIPAL SECURITIES

      The Institutional Money Market Fund may invest in debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). Municipal Securities acquired by the Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

      The two principal categories of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

      The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

      There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency, such as Moody's and S&P, described in the Prospectuses and in Appendix A hereto, represent such Rating Agencies' opinions as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

      Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

      Also included within the general category of Municipal Securities are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by states or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although

"non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to the Fund's applicable limitation on illiquid securities described under "Investment Limitations" below.

      Certificates of participation represent undivided interests in lease payments by a governmental or nonprofit entity. A lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations. To alleviate potential liquidity problems with respect to these investments, the Fund may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Fund and upon certain conditions such as the Fund's payment of a fee.

      Municipal Securities purchased by the Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

      The payment of principal and interest on most Municipal Securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

      Among other instruments, the Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans that are rated in one of the two highest rating categories assigned by a Rating Agency with respect to such instruments or, if unrated, determined by Fleet to be of comparable quality. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectuses.

      Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

      As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended (the "Code"), yields on Municipal Securities can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

STAND-BY COMMITMENTS

      The Institutional Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by the Fund. However, without a stand-by commitment, these securities could be more difficult to sell. The Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

      Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. The Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

      The Institutional Money Market Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

      Securities acquired by the Institutional Money Market Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

      Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. Neither Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Funds' 10% limit on illiquid securities described below under "Investment Limitations."

      The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable.

      The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      The Institutional Money Market and Institutional Treasury Money Market Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

      The Institutional Money Market and Institutional Treasury Money Market Funds may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Institutional Money Market and Institutional Treasury Money Market Funds would be invested in high quality, short-term money market instruments. Any cash collateral received by the Institutional Government Money Market Fund would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

      Each Fund may invest in securities issued by other investment companies and foreign investment trusts. Each Fund may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

      Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet. The limitations provided by clauses
(a), (b) and (c) above do not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund.

      The Institutional Government Money Market Fund investments in securities issued by other open-end investment companies to those that invest in the types of obligations in which the Fund may invest and that determine their net asset value per share based on the amortized cost or penny-rounding method.


      Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

ASSET-BACKED SECURITIES


      The Institutional Money Market Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

      Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

      The Institutional Money Market and Institutional Treasury Money Market Funds may invest in mortgage-backed securities (including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

CONVERTIBLE SECURITIES

      The Institutional Money Market and Institutional Treasury Money Market Funds may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

      Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS


      Each Fund may purchase eligible securities on a "when-issued" basis. The Institutional Money Market and Institutional Treasury Money Market Funds may also purchase or sell securities on a "forward commitment" basis. The Institutional Government Money Market Fund may purchase securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that when-issued purchases, forward commitments and delayed settlement transactions will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlement transactions for speculative purposes, but only in furtherance of their investment objectives.

      A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

      When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitment to purchase securities on a when-issued, forward commitment or delayed settlement basis exceeded 25% of the value of its assets.


      When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of securities purchased on a when-issued or delayed settlement basis, is calculated from the date of settlement of the purchase to the maturity date.

GUARANTEED INVESTMENT CONTRACTS

      The Institutional Money Market and Institutional Treasury Money Market Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Neither Fund will invest more than 20% of its total assets in GICs.

LOAN PARTICIPATIONS

      Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Institutional Money Market and Institutional Treasury Money Market Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRIPS

      The Institutional Money Market and Institutional Treasury Money Market Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. Fleet will purchase only those STRIPS that have a remaining maturity of 397 days or less. Neither of these Funds may invest more than 5% of its total assets in STRIPS and Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

ZERO COUPON SECURITIES

      The Institutional Money Market and Institutional Treasury Money Market Funds may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

PORTFOLIO SECURITIES GENERALLY


      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

PORTFOLIO TURNOVER


      Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders.

                             INVESTMENT LIMITATIONS


      In addition to each Fund's investment objective as stated in the Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

      The following investment limitations apply to the Institutional Money Market and Institutional Treasury Money Market Funds.

             1. A Fund may not purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that a Fund may under the 1940 Act reserve freedom of action to concentrate its investments in such securities. Each Fund has reserved its freedom of action to concentrate its investments in government securities and bank instruments described in the foregoing sentence. This limitation also does not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation,
                   (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) suprantional entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

             2. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

             3. A Fund may not acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to 25% of the total assets of the Institutional Money Market Fund, and (b) the foregoing limitation shall not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a Qualifying Portfolio.

             4. A Fund may not invest in companies for the purpose of exercising control.

             5. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

             6. The Institutional Treasury Money Market Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 5 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

             7. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, either Fund may invest in companies which invest in real estate, commodities or commodities contracts. Each Fund may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

             8. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.

             9. A Fund may not act as underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

             10. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition,
                   (a) such Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that with respect to the Institutional Money Market Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

                   It is the position of the SEC's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

             11. A Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

             12. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses and this Statement of Additional Information.

      The Institutional Government Money Market Fund may not:


             13. Make loans, except that (i) it may purchase or hold debt instruments in accordance with its investment objective and policies, and (ii) may enter into repurchase agreements with respect to portfolio securities.


             14.   Purchase foreign securities.

             15. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.


             16. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.


             17. Purchase or sell real estate; except that it may purchase securities that are secured by real estate, but it will not purchase or sell interests in real estate limited partnerships.


             18. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs or mineral leases.


             19. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.


             20. Invest in companies for the purpose of exercising management or control.


             21. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act; and provided, further, that the Fund may only invest up to 5% of its total assets in shares of other investment companies which are registered under the 1940 Act and which invest only in securities that the Fund could acquire directly.


             22. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.


             23. Invest more than 10% of the value of its total assets in illiquid securities.


             24. Invest in obligations having remaining maturities in excess of 397 days, except that certain variable and floating rate instruments may bear longer maturities (provided certain provisions are met).

      In addition to the foregoing limitations, the Fund may not purchase securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


NON-FUNDAMENTAL POLICIES

      The following policies apply to the Institutional Money Market and Institutional Treasury Money Market Funds and are not fundamental. These policies may be changed with respect to either Fund without approval by the shareholders of that Fund:

             1.    Neither Fund may invest in warrants.

             2. Neither Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 10% of that Fund's net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Institutional Money Market Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including
                   Section 4(2) paper and Rule 144A securities, if it is determined by or under procedures established by the Board of Trustees of Galaxy that, based on trading markets for the specific restricted security in question, such security is not illiquid.

             3. Neither Fund may purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

             4. Neither Fund may invest in interests in oil, gas or other mineral exploration or development programs. Neither Fund may invest in oil, gas or mineral leases.

             5. Neither Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) Municipal Securities which are rated by at least one Rating Agency; or
                   (c) an investment of all of the investable assets of the Institutional Money Market Fund in a Qualifying Portfolio.

      Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

      Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Institutional Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 3 above as to all of its assets; however in accordance with such Rule, the Institutional Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 3 above. Each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

      The Institutional Money Market Fund may purchase Rule 144A securities. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities.


                        VALUATION OF PORTFOLIO SECURITIES

      Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

      The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that neither of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


      Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.


PURCHASES OF CLASS I SHARES OF THE FUNDS


      Investments in Class I Shares of the Funds are not subject to any sales charge. Class I Shares of the Funds may be purchased by institutional investors that are purchasing shares on their own behalf and by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc.,
FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers on behalf of their customers. Purchases of Class I Shares may take place only on days on which the New York Stock Exchange (the "Exchange"), the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.


      Shares of the Funds purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of such Shares will be recorded by the institution and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Shares through their institution should contact such entity directly for appropriate purchase instructions.


PURCHASES OF CLASS II SHARES AND CLASS III SHARES OF THE FUNDS

      Investments in Class II Shares and Class III Shares of the Funds are not subject to any sales charge. Class II Shares and Class III Shares of the Funds are available for purchase by qualified financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with Fleet, which have entered into a sales agreement and servicing agreement with respect to the Funds and that are purchasing shares of a Fund on behalf of their customers. Purchases of Class II Shares and Class III Shares may take place on any Business Day. If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors procedures.

      Class II Shares and Class III Shares of the Funds purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of such shares will be recorded by the institution and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of shares established by institutions in connection with the requirements of their customer accounts may apply. Customers purchasing Class II Shares or Class III Shares should contact their institution directly for appropriate purchase instructions.

OTHER PURCHASE INFORMATION

      On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

REDEMPTIONS

      Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

      If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

      Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

      Galaxy requires that an institution maintain an average balance of $2,000,000 in an account. If the balance in such account falls below that minimum, the institution may be obliged by Galaxy to redeem all of the shares in the account. In addition, Galaxy may redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Galaxy's responsibilities under the 1940 Act.

EXCHANGE PRIVILEGE - CLASS I SHARES


      An exchange involves a redemption of all or a portion of your Class I Shares and the investment of the redemption proceeds in shares of another Fund offered by Galaxy. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a Fund to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge.


      Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review the prospectuses for these portfolios prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.


      In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.


      For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

                                      TAXES


IN GENERAL

      Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

      Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

      An investment in any one Fund is not intended to constitute a balanced investment program.

STATE AND LOCAL

      Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MISCELLANEOUS

      Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

                              TRUSTEES AND OFFICERS

      The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------
Dwight E. Vicks, Jr.                         Chairman &                 President & Director, Vicks Lithograph &
Vicks Lithograph &                           Trustee                    Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 67                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

John T. O'Neill(1)                           President,                 Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   Treasurer &                and CFO, Hasbro, Inc. (toy and game
Warwick, RI  02889                           Trustee                    manufacturer) until December 1999; Trustee,
Age 56                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund II.

Louis DeThomasis                             Trustee                    President, Saint Mary's College of Minnesota;
Saint Mary's College                                                    Director, Bright Day Travel, Inc.; Trustee,
  of Minnesota                                                          Religious Communities Trust; Trustee, The
Winona, MN 55987                                                        Galaxy VIP Fund; Trustee, Galaxy Fund II.
Age 60

Kenneth A. Froot                             Trustee                    Professor of Finance, Harvard University;
Harvard Business School                                                 Trustee, The Galaxy VIP Fund; Trustee,
Soldiers Field                                                          Galaxy Fund II
Boston, MA 02163
Age 43

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------
Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 75                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
Astra Ventures, Inc.                                                    Incorporated (land development); President,
70 South Main Street                                                    The Astra Ventures, Incorporated
Providence, RI 02903-2907                                               (previously, Buffinton Box Company -
Age 59                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP Fund;
                                                                        Trustee, Galaxy Fund II.

W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 58

William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 47

--------------------------------

(1.) May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

      Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy

Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. For the period May 28, 1999 until September 7, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts, plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being those currently in effect. Prior to May 28, 1999, each trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a trustee of the Trusts, plus an additional $2,500 for each in-person Galaxy Board meeting attended, with all other fees being those currently in effect.

      Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

      No employee of PFPC Inc. or Fleet or its affiliates receives any compensation from Galaxy for acting as an officer. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

      The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.


============================================================================================================
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    from Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund     Complex** Paid TO
      Name of Person/Position                from Galaxy             Expenses              Trustees
      -----------------------                -----------             --------              --------
------------------------------------------------------------------------------------------------------------
Bradford S. Wellman
Trustee*                                       $55,366                 None                 $59,750
------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                           $60,000                 None                 $64,750
------------------------------------------------------------------------------------------------------------
Donald B. Miller***
Trustee                                        $56,293                 None                 $60,750
------------------------------------------------------------------------------------------------------------

============================================================================================================
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    from Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund     Complex** Paid TO
      Name of Person/Position                from Galaxy             Expenses              Trustees
      -----------------------                -----------             --------              --------
------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis
Trustee                                        $55,366                 None                 $59,750
------------------------------------------------------------------------------------------------------------
John T. O'Neill
President, Treasurer
and Trustee                                    $57,683                 None                 $62,250
------------------------------------------------------------------------------------------------------------
James M. Seed***
Trustee                                        $56,293                 None                 $60,750
------------------------------------------------------------------------------------------------------------
Kenneth A. Froot****
Trustee                                          $0                    None                   $0
============================================================================================================

---------------------------------

* Mr. Wellman resigned as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000. He currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.

** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 50 separate portfolios as of October 31, 2000.

*** Deferred compensation (including interest) in the amounts of $99,047 and $110,100 accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.


**** Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

      The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

      With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                               INVESTMENT ADVISER


      Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the Advisory Agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

      For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate 0.20% of the average daily net assets of each Fund. The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

      During the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, the Institutional Government Money Market Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet of $206,464, $126,310 and $128,172. During the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Fleet waived $238,124, $224,797 and $151,744, respectively, in advisory fees, and reimbursed expenses of $31,660, $98,487 and $23,572, respectively, for the Institutional Government Money Market Fund.


      Prior to the Reorganization, each Predecessor Fund was advised by Fleet National Bank (formerly, BankBoston N.A. ("BankBoston")). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser and was renamed Fleet National Bank ("FNB").


      FNB served as investment adviser to each Predecessor Fund pursuant to an investment advisory agreement dated June 1, 1993 (the "Prior Agreement"). Pursuant to the terms of the Prior Agreement, FNB was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Fund. In addition, FNB agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Funds maintain competitive expense ratios.


      During the three fiscal years ended May 31, 2000, 1999 and 1998, the Predecessor Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to FNB and/or BankBoston as set forth below:


                                                                          FOR THE FISCAL YEAR ENDED MAY 31:
                                                                      2000               1999              1998
FUND                                                               (THOUSANDS)        (THOUSANDS)       (THOUSANDS)
----                                                               -----------        -----------       -----------
Institutional Money Market Fund                                      $1,642              $760               $46
Institutional Treasury Money Market Fund                             $9,736             $8,329            $6,468


      For the period June 1, 2000 through October 31, 2000, the Funds paid advisory fees (net of expense reimbursements) to Fleet and/or FNB, and Fleet and/or FNB waived fees, as set forth below:


                                                                                          EXPENSES
FUND                                                                FEES PAID            REIMBURSED
----                                                                ---------            ----------
Institutional Money Market Fund                                     $447,732              $65,267
Institutional Treasury Money Market Fund                            $3,511,218            $458,427


                                  ADMINISTRATOR


      PFPC, Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is a majority-owned subsidiary of PNC Financial Services Group.

      PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

                  COMBINED AVERAGE DAILY NET ASSETS             ANNUAL RATE
                  ---------------------------------             -----------
                  Up to $2.5 billion..........................     0.090%
                  From $2.5 to $5 billion.....................     0.085%
                  From $5 to $12 billion......................     0.075%
                  From $12 to $15 billion.....................     0.065%
                  From $15 to $18 billion.....................     0.060%
                  From $18 to $21 billion.....................    0.0575%
                  Over $21 billion............................    0.0525%

In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds.

      Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.

      During the fiscal years ended October 31, 2000, 1999 and 1998, the Institutional Government Money Market Fund paid $116,087, $112,398 and $74,925, respectively, in administration fees, net of fee waivers, to PFPC. For the fiscal years ended October 31, 2000, 1999 and 1998, PFPC waived administration fees of $98,225, $89,919 and $61,161, respectively, with respect to the Institutional Government Money Market Fund.

      Prior to the Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Funds. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Predecessor Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.

      During the last three fiscal years, SEI received administration fees, net of fee waivers, as set forth below:

                                                                           FOR THE FISCAL YEAR ENDED MAY 31:
                                                                        2000             1999              1998
FUND                                                                (THOUSANDS)       (THOUSANDS)      (THOUSANDS)
----                                                                -----------       -----------      -----------
Institutional Money Market Fund                                         $538             $327              $79
Institutional Treasury Money Market Fund                               $3,148           $2,779            $2,303

      During the period June 1, 2000 through October 31, 2000, the Funds paid SEI and/or PFPC administration fees, net of fee waivers, as set forth below:

FUND                                                                   FEES PAID
----                                                                   ---------
Institutional Money Market Fund                                        $171,313
Institutional Treasury Money Market Fund                              $1,326,210


                          CUSTODIAN AND TRANSFER AGENT


      The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

      Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

      PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                                    EXPENSES

      Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS


      Debt securities purchased or sold by the Funds are generally traded in over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

      Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

      The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

      In purchasing or selling securities for the Funds, Fleet will seek to obtain best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

      Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

      Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 2000, the Funds held securities as set forth below:


--------------------------------------------------------------------------------------------------------
FUND                             BROKER/DEALER                TYPE OF SECURITY         VALUE
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Institutional Money Market       Associates Corp. of North
Fund                             America                      Corporate Note           $20,012,602
--------------------------------------------------------------------------------------------------------
Institutional Money Market
Fund                             Morgan (J.P.) & Co.          Commercial Paper         $19,874,000
--------------------------------------------------------------------------------------------------------
Institutional Money Market
Fund                             J.P. Morgan                  Repurchase Agreement     $63,904,000
--------------------------------------------------------------------------------------------------------
Institutional Treasury Money
Market Fund                      Goldman Sachs                Repurchase Agreement     $200,000,000
--------------------------------------------------------------------------------------------------------
Institutional Treasury Money
Market Fund                      Goldman Sachs                Repurchase Agreement     $500,000,000
--------------------------------------------------------------------------------------------------------
Institutional Treasury Money
Market Fund                      J.P. Morgan                  Repurchase Agreement     $230,000,000
--------------------------------------------------------------------------------------------------------
Institutional Treasury Money
Market Fund                      Lehman Brothers              Repurchase Agreement     $100,000,000
--------------------------------------------------------------------------------------------------------
Institutional Treasury Money
Market Fund                      Salomon Smith Barney         Repurchase Agreement     $935,892,000
--------------------------------------------------------------------------------------------------------
Institutional Government
Money Market Fund                J.P. Morgan                  Repurchase Agreement     $20,113,000
--------------------------------------------------------------------------------------------------------
Institutional Government         Salomon Smith Barney         Repurchase Agreement     $42,803,000
Money Market Fund
--------------------------------------------------------------------------------------------------------


      Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

           SHAREHOLDER SERVICES PLANS - CLASS II AND CLASS III SHARES


      Galaxy has adopted a Shareholder Services Plan with respect to Class II Shares and Class III Shares of the Institutional Money Market and Institutional Treasury Money Market Funds (the "Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liaison and/or administrative support services to customers who are the beneficial owners of Class II Shares or Class III Shares. Such services are provided to customers who are the beneficial owners of Class II Shares or Class III Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of Class II Shares or Class III Shares. The Plan provides that Galaxy will pay fees for such services at the annual rate of up to 0.50% of the average daily net asset value of Class II Shares or Class III Shares owned beneficially by customers. Institutions may receive fees for providing one or more of the following services to such customers: (i) processing dividend payments on behalf of customers; (ii) providing information periodically to customers showing their positions in Class II Shares or Class III Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries relating to the services performed by the institution; (v) providing subaccounting with respect to Class II Shares or Class III Shares beneficially owned by customers or the information necessary for Galaxy to provide subaccounting; (vi) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding the Plan or related servicing agreements; (viii) aggregating and processing purchase, exchange and redemption requests from customers and placing net purchase, exchange and redemption orders with Galaxy's distributor or transfer agent; (ix) providing customers with a service that invests the assets of their accounts in Class II Shares or Class III Shares; and
(x) providing such other similar services as Galaxy may reasonably request to the extent the institution is permitted to do so under applicable statutes, rules and regulations.

      Galaxy intends to enter into servicing agreements under the Plan and to limit the payments under these servicing agreements for each Fund to an aggregate fee of not more than 0.15% of the average daily net asset value of Class II Shares owned beneficially by customers of institutions, and 0.25% of the average daily net asset value of Class III Shares owned beneficially by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Class II Shares or Class III Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class II Shares or Class III Shares.

      Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Plan requires that the Service Organization agrees to waive a portion of the servicing fee payable to it under the Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class II Shares or Class III Shares of the Funds on any day do not exceed the income to be accrued to such Class II Shares or Class III Shares on that day.

      Galaxy's servicing agreements are governed by the Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Class II Shares and Class III Shares of each Fund. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

      The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class II Shares and Class III Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.



                                   DISTRIBUTOR


      PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly-owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

      Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors will continue in effect from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

      Prior to January 2, 2001, Provident Distributors, Inc. served as Galaxy's distributor. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of PFPC, served as Galaxy's distributor.

                                    AUDITORS


      Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds' contained in Galaxy's Annual Report with respect to the Funds (the "Annual Report") and incorporated by reference into this Statement of Additional Information for the fiscal years ended October 31, 2000 and 1999 have been audited by Ernst & Young LLP.


      Prior to the Reorganization, PricewaterhouseCoopers LLP, with offices at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, served as independent auditors for the Predecessor Funds. The financial highlights for the Predecessor Funds for each of the years or periods in the five-year period ended May 31, 2000 included in the Prospectuses and the financial statements contained in the Predecessor Funds' Annual Report to Shareholders dated May 31, 2000 have been audited by PricewaterhouseCoopers LLP.


                                     COUNSEL

      Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                                 CODES OF ETHICS

      Galaxy and Fleet have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.


                        PERFORMANCE AND YIELD INFORMATION


      The standardized annualized seven-day yields for the Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      The current yields for the Funds may be obtained by calling PFPC Distributors at 1-877-BUY-GALAXY (1-877-289-4252).

      For the seven-day period ended October 31, 2000, the annualized yield and effective yield for Class I Shares of the Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional Government Money Market Fund, are set forth below.


--------------------------------------------------------------------------------------------------------------------
                           FUND                                   ANNUALIZED YIELD            EFFECTIVE YIELD
                           ----                                   ----------------            ---------------
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                                        6.35%                       6.56%
--------------------------------------------------------------------------------------------------------------------
Institutional Treasury Money Market Fund                               6.32%                       6.52%
--------------------------------------------------------------------------------------------------------------------
Institutional Government Money Market Fund                             6.38%                       6.59%
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE REPORTING


      From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

      Performance data as reported in national financial publications including, but not limited to, Donoghue's Money Fund Report-Registered Trademark-, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The performance of the Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance data will be calculated separately for Class I Shares, Class II Shares and Class III Shares of the Funds

      The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement and is calculated as described above. Each Fund may also advertise its "effective yield" which is calculated as described above. The "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment.

      The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

      The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS


      As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

      Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

      A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

      As of February 13, 2001 the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of each class of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    TRUST SHARES                       99.74%
    Fleet National Bank
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL B SHARES
    Steven R. Schwartz                  5.49%
    2393 Lake Elmo Avenue N.
    Lake Elmo, MN 55042-8407

    BKB SHARES
    James H. Furneaux &                 5.56%
    Carol S. Furneaux
    JTTEN
    810 Concord Road
    Carlisle, MA  01741-1523

    Mellon Bank (DE) NA                 5.48%
    Enhanced Cash Fund
    Wilshire Enhanced Tax
    Index Trust
    135 Sentilli Highway
    Everett, MA 02149-1906

TAX-EXEMPT MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank               100.00%
    P.O. Box 92800
    Rochester, NY 14692-8900

    BKB SHARES
    Bob & Co.                           8.88%
    Treasury
    Attn:  A.J. Ferullo
    100 Federal St #01-12-02
    Mailstop: MADE 10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gilbert L. Wade                     5.68%
    143 Avenue B
    Apartment 6A
    New York, NY 10009-5026

GOVERNMENT MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.33%
    P.O. Box 92800
    Rochester, NY 14692-8900

U.S. TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                95.94%
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL A SHARES
    US Clearing A Division             15.58%
    of Fleet Securities Inc.
    26 Broadway
    New York, NY 10004-1703

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                18.81%
    P.O. Box 92800
    Rochester, NY  14692-8900

    Bob & Co.                           7.80%
    Treasury Attn: A. J. Ferullo
    100 Federal St #01-13-07
    Mail Stop: MADE10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Fleet Bank Omnibus                 60.20%
    Steven P. Suchecki
    20 Church Street
    Hartford, CT  06103

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.93%
    P.O. Box 92800
    Rochester, NY 14692-8900

INSTITUTIONAL MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                24.45%
    P.O. Box 92800
    Rochester, NY 14692-8900

    US Clearing A Division Of           7.29%
    Fleet Securities Inc.
    26 Broadway
    New York, NY  10004-1703

    Bob & Co. Treasury                 45.11%
    Mail Stop: MADE 10013E
    Attn:  A.J. Ferullo
    100 Federal Street
    #01-13-07
    Boston, MA  02110-1802

    Tweeter HomeEntertainment           5.03%
    Group Financing Company
    Trust
    10 Pequot Way
    Canton, MA  02021-2306

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MASSACHUSETTS MUNICIPAL
    MONEY MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                36.40%
    P.O. Box 92800
    Rochester, NY 14692-8900

    U.S. Clearing A Division of        20.57%
    Fleet Securities, Inc.
    26 Broadway
    New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY
    MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                45.35%
    P.O. Box 92800
    Rochester, NY  14692-8900

    William L. Bucknall                 5.05%
    Norma Lee Bucknall
    5 Oak Ridge Dr.
    Bethany, CT  06524-3117

EQUITY VALUE FUND
    TRUST SHARES
    Gales & Co.                        69.22%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        10.66%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

EQUITY GROWTH FUND
    TRUST SHARES
    Gales & Co.                        67.14%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.37%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        15.24%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of           5.80%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th Street, Apt. 359
    Baltimore, MD 21211-2176

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    NH Bragg & Sons                    87.06%
    401(K) Profit Sharing Plan
    Lawrence S. Cronkite and
    John Bragg TTEES
    92 Perry Road
    P.O. Box 927
    Bangore, ME 04402-0927

    PRIME B SHARES
    US Clearing A Division of          19.22%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          12.42%
    Fleet Securities Inc.
    FBO# 166-31108-21
    Frank Catanho, Trustee of
    the Frank Catanho
    1996 Trust Dated 10/22/96
    24297 Mission Blvd.
    Hayward, NY 94544-1020

    US Clearing A Division of          12.06%
    Fleet Securities Inc.
    FBO# 024-90318-16
    Lynn C. Sherrie
    P.O. Box 316
    Wilson, NY 14172-0316

    US Clearing A Division of          10.40%
    Fleet Securities Inc.
    FBO# 221-00085-18
    Walter M. Swiecicki &
    Cathleen Swiecicki  JT WROS
    119 Old Beekman Road
    Monmouth Junction, NJ
    08852-3114

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           5.71%
    Fleet Securities Inc.
    FBO# 244-90004-19
    W P Fleming
    66500 E 253rd
    Grove, OK 74344-6163

    US Clearing Corporation             5.62%
    FBO# 131-98122-18
    Elaine B. Odessa
    9 Newman Road
    Pantucket, RI 02860-6183

GROWTH FUND II
    TRUST SHARES
    Gales & Co.                        19.67%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        10.25%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        69.61%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           9.32%
    Fleet Securities Inc.
    FBO# 245-94671-10
    Elliot Entner
    16 Paul Revere Road
    Sharon, MA 02067-2213

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Kie Y Ahn                          16.50%
    Bok S Ahn JT WROS
    639 Quaker Street
    Chappaqua, NY 10514-1507

    RETAIL B SHARES
    US Clearing A Division of           6.73%
    Fleet Securities Inc.
    FBO 979-00486-16
    Joseph Papai Jr.
    918 Lee Avenue
    North Brunswick, NJ
    08902-2351

    Fleet Bank NA                       5.07%
    Cust of the Rollover IRA
    FBO Juan Rosai
    25 Crestview Dr.
    North Haven, CT  06473

EQUITY INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        33.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        12.03%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    TRUST SHARES
    Gales & Co.                        30.92%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        27.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.73%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    Charles Schwab & Co. Inc.          10.14%
    Special Custody Acct. for
    Exclusive of Customers
    Attn: Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122

    PRIME A SHARES                     80.62%
    US Clearing A Division of
    Fleet Securities Inc.
    FBO 125-98055-11
    Albert F Twanmo
    6508 81st St.
    Cabin John, MD 20818-1203

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.83%
    Fleet Securities Inc.
    FBO 136-99157-13
    Jon-Paul Dadaian
    178 Clarken Drive
    West Orange, NJ 07052-3441

    PRIME B SHARES US
    Clearing A Division of             69.62%
    Fleet Securities Inc.
    FBO# 102-59241-17
    Church & Friary of St.
    Francis of Assisi
    c/o Fr. Peter Brophy OFM
    135 West 31st St.
    New York, NY 10001-3405

    US Clearing Corp                    5.46%
    FBO# 244-90026-13
    Guido Guinasso
    418 College Avenue
    San Francisco, CA  94112-1114

    BKB SHARES
    National Financial                  5.59%
    Services Corp
    For the Exclusive Benefit of
    Customers
    P.O. Box 3908
    Church Street Station
    New York, NY 10008-3908

GROWTH AND INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        41.18%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.23%
    Fleet Securities Inc.
    FBO# 160-27022-17
    Linda Shaw, Trustee for the
    Linda J Shaw Trust
    920 Meadows Road
    Geneva, IL 60134-3052

    US Clearing A Division of          28.37%
    Fleet Securities Inc.
    FBO# 113-27816-16
    Pamela M Fein
    68 Oak Ridge Drive
    Bethany, CT 06524-3118

    US Clearing A Division of          25.85%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    PRIME B SHARES
    US Clearing A Division of          29.97%
    Fleet Securities Inc.
    FBO# 147-97497-13
    Martin Allen Sante
    8858 Moanalua Way
    Diamondhead, MS 39525

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          18.15%
    Fleet Securities Inc.
    FBO# 103-31744-16
    Irwin Luftig & Elaine Luftig
    6119 Bear Creek Ct
    Lake Worth, FL 33467-6812

    US Clearing A Division of          16.81%
    Fleet Securities Inc.
    FBO# 148-28677-18
    Linda M. Berke & Michael E.
    Berke JT TEN
    30941 Westwood Road
    Farmington Hills, MI
    48331-1466

    US Clearing A Division of          16.40%
    Fleet Securities Inc.
    FBO# 147-29019-15
    Walter W Quan
    2617 Skyline Drive
    Lorain, OH 44053-2243

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 013-90166-12
    Florence G. St. Onge
    34 Cedar Lane
    Warren, RI 02885-2236

    US Clearing A Division of           6.04%
    Fleet Securities Inc.
    FBO# 108-00116-10
    Michael Kennedy &
    Carleen Kennedy    JT WROS
    12 Walton Avenue
    Locust Valley, NY 11560-1227

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
ASSET ALLOCATION FUND
    TRUST SHARES
    Gales & Co.                        92.05%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.52%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          30.60%
    Fleet Securities Inc.
    FBO# 114-97238-17
    Sara Mallow
    6415 NW 24th Street
    Boca Raton, FL 33434-4320

    US Clearing A Division of          21.95%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    US Clearing Corp                   11.21%
    FBO 170-01663-15
    Nicholas G. Roselli
    216 Root Road
    Westfield, MA 01085-9832

    US Clearing A Division of          14.97%
    Fleet Securities Inc.
    FBO 194-97099-17
    James Kenneth Winter
    2523 Greenridge Dr.
    Belden, MS  08826-9530

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    U.S. Clearing Corp.                 5.21%
    FBO 155-98529-16
    Frederick B. Gatt
    144 Jay Street
    Albany, NY 12210-1806

    PRIME B SHARES
    US Clearing A Division of          10.93%
    Fleet Securities Inc.
    FBO# 138-97818-14
    Carol Y Foster
    524 Marie Avenue
    Blountstown, FL 32424-1218

    US Clearing A Division of          10.43%
    Fleet Securities Inc.
    FBO# 102-92974-11
    Ann E Herzog
    74 Tacoma Street
    Staten Island, NY 10304-4222

    US Clearing A Division of           6.95%
    Fleet Securities Inc.
    FBO# 166-98559-16
    Ann P Sargent
    422 Los Encinos Avenue
    San Jose, CA 95134-1336

    US Clearing A Division of           6.75%
    Fleet Securities Inc.
    FBO# 166-97970-19
    Alicia E Schober
    10139 Ridgeway Drive
    Cupertino, CA 95014-2658

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.19%
    Fleet Securities Inc.
    FBO# 181-01324-13
    Paul R Thornton & Karin Z
    Thornton JT TEN
    1207 Oak Glen Lane
    Sugar Land, TX 77479-6175

    US Clearing Corp                    5.15%
    FBO# 013-00189-14
    David Paquin & Susan
    Paquin JT TEN
    Attn: Paul D Nunes VP
    100 Westminister St.
    RI/MO/F026
    Providence, RI 02903-2318

SMALL COMPANY EQUITY FUND
    TRUST SHARES
    Gales & Co.                        62.31%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        25.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        10.70%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    TRUST SHARES
    Gales & Co.                        44.32%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.34%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th, Apt. 359
    Baltimore, MD 21211-2176

    US Clearing A Division of          23.99%
    Fleet Securities Inc.
    FBO# 155-03619-17
    Frederick W Geissinger
    601 NW 2nd Street
    Evansville, IN 47708-1013

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.00%
    Fleet Securities Inc.
    FBO# 103-97564-14
    Thomas X McKenna
    170 Turtle Creek Drive
    Tequesta, FL 33469-1547

    US Clearing A Division of          11.81%
    Fleet Securities Inc.
    FBO# 103-31296-18
    Edward U Roddy III
    109 Angler Avenue
    Palm Beach, FL 33480-3101

    PRIME B SHARES
    US Clearing A Division of          12.40%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          10.88%
    Fleet Securities Inc.
    FBO #162-27769-10
    Gilbert Shue & Eva
    Shue-Trustees
    Shue FamilyTrust-DTD
    11/8/84
    10119 Riverside Dr.
    Ontario, CA  91761-7814

    US Clearing A Division of           8.40%
    Fleet Securities Inc.
    FBO# 107-30623-15
    Andrejs Zvejnieks
    2337 Christopher Walk
    Atlanta, GA 30327-1110

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.54%
    Fleet Securities Inc.
    FBO# 223-97395-15
    Rufus O. Eddins, Jr.
    360 Dominion Circle
    Knoxville, TN 37922-2750

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 221-97250-13
    Michael A Veschi
    106 Exmoor Court
    Leesburg, VA 20176-2049

    US Clearing Corp                    5.74%
    FBO# 138-30212-17
    Virginia Godenrath T.O.D.
    Robert Godenrath
    5925 Shore Boulevard South
    #104
    Gulfport, FL 33707-5904

    US Clearing Corp                    5.01%
    FBO# 108-98907-17
    Linda Lecessi - Karp
    141 Norwood Avenue
    Malverne, NY 11565-1422

STRATEGIC EQUITY FUND
    TRUST SHARES
    Gales & Co.                        92.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.60%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    US Clearing A Division of           5.85%
    Fleet Securities Inc.
    FBO 978-12453-12
    Violet K. Saidnehr
    260 Middle Neck Road
    Great Neck, NY  11021-1175

PAN-ASIA FUND
    TRUST SHARES
    FIM Funding, Inc.                 100.00%
    Attn:  Richard Joseph
    150 Federal Street
    Boston, MA  02109

    RETAIL A SHARES
    Anthony P. Vericco                  6.41%
    & Antonia Vericco JTWROS
    32 Susan Drive
    Saugus, MA 01906

    John J. Mancini                    13.42%
    Anthony Mancini JT TEN
    114 Alpine Road
    Portland, ME 04103-2804

    Fleet Bank                          8.27%
    Cust For the IRA Plan FBO
    Susan A. Bird
    30 Lafayette Ave
    Somerset, NJ 08873-2556

    Adelaide Donohue &                 40.14%
    Matthew Donohue
    JT WROS
    PO Box 230
    Southampton , NY 11969

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Striplin Family Trust               5.57%
    Dave Striplin & Kristin
    Striplin JT WROS PDAA
    U/T/A DTD 1-22-2001
    1705 Vista Del Monte
    Aubum, CA 95603-6104

    RETAIL B SHARES
    Fleet Bank NA                      51.72%
    Cust of the Rollover IRA
    FBO Ben V. Phan
    120 Stoughton Street
    Dorchester, MA 02125-1900

    FIM Funding, Inc.                   9.15%
    Attn:  Richard Joseph
    150 Federal Street
    4th Floor
    Boston, MA  02109

    US clearing A Division of           9.61%
    Fleet Securities Inc.
    FBO 245-901434-13
    Anthony M. Savoy
    103 Oak Street
    Indian Orchard, MA
    01151-1538

    US clearing A Division of          21.92%
    Fleet Securities Inc.
    FBO 245-94856-17
    Daniel Coletti
    465 Lexington Street
    Waltham, MA 02452

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERMEDIATE GOVERNMENT
    INCOME FUND
    TRUST SHARES
    Gales & Co.                        63.84%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        21.29%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        14.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL B SHARES
    Fleet Bank NACust of                8.30%
    Rollover IRA
    FBO Joel J. Corriveau Sr.
    28 Louise Ave
    Mathuen, MA 01844

    BKB SHARES
    Boott Mills                         8.20%
    c/o Richard D. Leggat
    25th Floor
    150 Federal Street
    Boston, MA  02110-1745

    Pipe Fitters Local 537              8.80%
    Health & Welfare Fund
    35 Travis Street #1
    Allston, MA  02134-1251

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
HIGH QUALITY BOND FUND
    TRUST SHARES
    Gales & Co.                        32.63%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.02%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        48.87%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          19.45%
    Fleet Securities Inc.
    FBO# 103-30971-12
    Doris G Schack
    FBO - Doris G Schack Living
    Trust
    9161 East Evans
    Scottsdale, AZ 85260-7575

    US Clearing A Division of          54.49%
    Fleet Securities Inc.
    FBO# 132-90090-11
    Virginia Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.99%
    Fleet Securities Inc.
    FBO# 013-02964-11
    Jane L Grayhurst
    770 Boylston St., Apt 10G
    Boston, MA 02199-7709

    US Clearing A Division of          16.92%
    Fleet Securities Inc.
    FBO 132-47141-10
    Virginia A. Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

    PRIME B SHARES
    US Clearing A Division of          33.43%
     Fleet Securities Inc.
    FBO# 200-70099-19
    Neil C Feldman
    11 Cottage Lane
    Marlboro, NJ 07746-2124

    US Clearing A Division of          13.49%
    Fleet Securities Inc.
    FBO# 119-97697-10
    Ira Zornberg
    4219 Nautilus Avenue
    Brooklyn, NY 11224-1019

    US Clearing A Division of          12.79%
    Fleet Securities Inc.
    FBO# 147-24459-13
    Jay Robert Klein
    26800 Amhearst Circle #209
    Cleveland, OH 44122-7572

    US Clearing A Division of          14.37%
    Fleet Securities Inc.
    FBO# 230-02116-18
    Marjorie Dion
    301 Raimond Street
    Yaphank, NY 11980-9725

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.60%
    Fleet Securities Inc.
    FBO# 157-98031-13
    Patricia Fusco
    112 E. Chapel Avenue
    Cherry Hill, NJ 08034-1204

    US Clearing A Division of           6.37%
    Fleet Securities Inc.
    FBO# 238-97175-19
    Marie Gottfried
    10208 Andover Coach
    Circle H-2
    Lake Worth, FL 33467-8158

SHORT-TERM BOND FUND
    TRUST SHARES
    Gales & Co.                        32.42%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        55.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        11.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    Chelsea Police Relief              13.56%
    Assoc.
    John R. Phillips Treas. &
    Michael McCona Clerk
    180 Crescent Avenue
    Chelsea, MA  02150-3017

    Josue Colon Cust                    7.87%
    Hazel Colon UGMA CT
    400 Lasalle St
    New Britain, CT  06051-1316

    Elizabeth Mugar                     7.19%
    10 Chestnut St.
    Apt. 1808
    Springfield, MA  01103-1709

    US Clearing A Division of           5.28%
    Fleet Securities Inc.
    FBD 979-99169-12
    Andrew Crill
    P.O. Box 51-31 Bedle St.
    Belle Mead, NJ 08502-0051

    US Clearing Corp                    5.32%
    FBO 979-14631-11
    Frank Badics & Theresa
    Badics JT TEN
    9 Elmwood Drive
    Milltown, NJ 08850-1636

TAX-EXEMPT BOND FUND
    TRUST SHARES
    Gales & Co.                        37.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        25.16%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        36.26%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           5.81%
    Fleet Securities Inc.
    FBO 979-14339-16 JTTEN
    Charles Dagraca & Barbara
    Dagraca
    20 William Penn Rd.
    Warren, NJ 07059-5079

    RETAIL B SHARES
    Sylvia Fendler                     11.00%
    72 Brinkerhoff Ave.
    Stamford, Ct. 06905

    Frances E. Stady                    5.62%
    P.O. BOX 433
    3176 Main St.
    Yorkshire, NY  14173-0433

INTERMEDIATE TAX-EXEMPT
    BOND FUND
    TRUST SHARES
    Gales & Co.                         6.58%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        91.39%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

    RETAIL A SHARES
    PFPC Inc.                          96.45%
    Attn: William Greilich
    4400 Computer Drive
    Westboro, MA  01581

    BKB SHARES
    Charles Schwab & Co.               31.94%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Richard F. Messing                  5.73%
    3310 South Ocean Blvd.
    Apartment # 532
    Highland Beach, FL 33487

CONNECTICUT MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        72.28%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        27.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL A SHARES
    US Clearing Corp.                   9.22%
    FBO 245-05810-18
    Jean N. Konstantino and
    Theodore P. Konstantino
    JT TEN
    44 Shore Road
    Clinton, CT 06413-236

CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        91.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    RETAIL A SHARES
    Maria Guarna & Nazzareno           70.36%
    Guarna JT WROS
    147 Woodbury Ave.
    Stamford, CT  06907

    Catherine J. Fellows               25.69%
    7 Pent Road
    Bloomfield, CT 06002-1518

    BKB SHARES
    Charles Schwab & Co.               25.69%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Kelly F. Shackelford                5.40%
    P.O. Box 672
    New Canaan, CT 06840-0672

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
FLORIDA MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        90.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                         8.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

MASSACHUSETTS MUNICIPAL
    BOND FUND
    TRUST SHARES
    Gales & Co.                        46.00%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        51.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

MASSACHUSETTS INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        80.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        18.54%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   10.74%
    FBO 245-01752-17
    Edward S. Konda & Wenja S.
    Konda JT WROS JT/TEN
    501 Lexington St.
    Unit 19
    Waltham, MA  02452-3034

    US Clearing A Division of          16.09%
    Fleet Securities Inc.
    FBO 245-03939-19
    William J. Tedoldi & Betsy
    M. Tedoldi JTTEN
    68 High St.
    Needham, MA  02492

    US Clearing A Division of          10.55%
    Fleet Securities Inc.
    FBO# 245-00100-00
    Marc P. Hayes & Helen Hayes
    JTTEN
    52 Phillips Farm Rd.
    Marshfield, MA  02050

    US Clearing Corp                   24.00%
    FBO 245-05961-15
    Daniel P. Anderson
    37 Maple Street
    Stoneham, MA 02180-2522

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing Corp                   19.36%
    FBO 225-00001-10
    Martin D. Cepkauskas & Marie
    A Cepkauskas
    JT/TEN
    P.O. Box 1164
    Eastham, MA 02462-1164

CORPORATE BOND FUND
    TRUST SHARES
    Gales & Co.                        36.71%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        35.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        22.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        87.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        12.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    Gales & Co.                        35.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        24.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    James R. McCulloch                  7.42%
    c/o Microfibre
    PO Box 1208
    Pawtucket, RI 02862-1208

    BKB SHARES
    US Clearing A Division of           6.11%
    Fleet Securities Inc.
    FBO #245-26616-10
    Pease & Curren Materials
    75 Pennsylvania Avenue
    Warwick, RI  02888-3028

    Charles Schwab & Co.                8.96%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    John J Almeida TR                   5.88%
    John J Almeida
    Revocable Trust
    U/A Dated May 15 1997
    517 Pleasant Street
    Pawtucket, RI 02860-5725

NEW YORK MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        65.27%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        29.49%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                         5.20%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   13.36%
    FBO 245-03768-15
    Marilyn J Brantley
    5954 Van Allen Road
    Belfast, NY 14711-8750

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        51.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        47.95%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing A Division of          10.85%
    Fleet Securities Inc.
    FBO 979-08676-19
    George L. Gutierrez &
    Nereida Gutierrez
    8 Old Farm Road
    Saddle River, NJ 07458-3106

    US Clearing A Division of          49.59%
    Fleet Securities Inc.
    FBO 979-10688-11
    John J. Delucca
    314 Ardmore Road
    Ho Ho Kus, NJ  07423-1110

    US Clearing Corp                   33.13%
    FBO 979-14430-14
    John R. Wright and Maria
    N. Wright JTTEN
    118 Woodland Road
    Montvale, NJ 07645

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    PRIME RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    GOVERNMENT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    TAX-EXEMPT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703


     As of February 13, 2001, the name, address and percentage ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    Stable Asset Fund                  12.35%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GOVERNMENT FUND
    Murphy John Davis TRUA              6.19%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

U.S. TREASURY FUND
    Loring Walcott Client              38.67%
    Sweep Acct
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY VALUE FUND
    Leviton MFG Co                      6.92%
    Sav Plan
    Ret c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY GROWTH FUND
    Fleet Savings Plus-Equity          23.82%
    Growth
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Nusco Retiree Health                6.76%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    Fleet Savings Plus                  8.94%
    Intl Equity
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY  14638

    FBF Pension Plan                    7.64%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

STRATEGIC EQUITY FUND
    FFG Retirement &                   88.25%
    Pension VDG
    c/o Fleet Financial Group
    159 East Main
    Rochester, NY 14638

HIGH QUALITY BOND FUND
    Fleet Savings Plus                 12.73%
    Plan-HQ Bond
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

SHORT TERM BOND FUND
    Brown Shoe Co.                      9.20%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

ASSET ALLOCATION FUND
    Fleet Savings Plus                 32.49%
    Asset Allocation
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL COMPANY EQUITY FUND
    Fleet Savings Plus                 38.25%
    Small Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

TAX EXEMPT BOND FUND
    Nusco Retiree Health               36.80%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CONNECTICUT MUNICIPAL
    BOND FUND
    John H. Duerden IMA                 7.06%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CORPORATE BOND FUND
    Cole Hersee Pension Plan            6.79%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GROWTH AND INCOME FUND
    Fleet Savings Plus-                41.84%
    Grth Income
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    FBF Pension Plan -                 23.13%
    Misc Assets
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc 401K P/S SCV                9.26%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc. 401K P/S                   5.56%
    Pln Aggressive
    c/o Norstar Trust Co
    Gales & Co.
    159 East Main
    Rochester, NY 14638

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Chartwell Insurance                19.29%
    Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

NEW JERSEY MUNICIPAL BOND
    FUND
    Perillo Tours                      19.16%
    c/o Norstar Trust
     Co/Gales & Co
    159 East Main
    Rochester, NY 14638

    Royal Chambord IMA                  9.58%
    c/o Norstar Trust
    Co/Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    McKee Wendell A.                    9.51%
    Marital Trust
    c/o Norstar Trust Co/Gales
    & Co
    159 East Main
    Rochester, NY 14638

    Dorothy L. Nelson                   6.41%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Robert Lawrence Jr.                 6.36%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

RHODE ISLAND MUNICIPAL
    BOND FUND
    CP Pritchard TR GST                13.25%
    Non-Exempt
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    Transwitch Cap                      9.41%
    Focus Acct B
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    Gail Munger Succ                   10.25%
    TTEE T.P. Parkas Tr
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    M.G./Michael Sendzimir              5.51%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

FLORIDA MUNICIPAL BOND FUND
    Pritchard TR B SH LP Hess           6.56%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    William M. Wood Trust               6.26%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    Charles G. Bancroft                 5.76%
    TR U/Will
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                              FINANCIAL STATEMENTS

      Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements for the fiscal years ended October 31, 1998, 1997 and 1996 were audited by Galaxy's former auditors.


      The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. No other parts of the Annual Report to Shareholders are incorporated by reference herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Predecessor Funds' independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated by reference. The financial statements in such Annual report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS
------------------------

      A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.


      Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


      "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


MUNICIPAL NOTE RATINGS
----------------------

      A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2001


GALAXY ASSET ALLOCATION FUND
GALAXY EQUITY INCOME FUND
GALAXY GROWTH AND INCOME FUND
GALAXY STRATEGIC EQUITY FUND
GALAXY EQUITY VALUE FUND
GALAXY EQUITY GROWTH FUND
GALAXY GROWTH FUND II
GALAXY INTERNATIONAL EQUITY FUND
GALAXY PAN ASIA FUND
GALAXY SMALL CAP VALUE FUND
GALAXY SMALL COMPANY EQUITY FUND


RETAIL A SHARES, RETAIL B SHARES AND
TRUST SHARES


     This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses as well as the Funds' Annual Report to Shareholders dated October 31, 2000 (the "Annual Report"), may be obtained, without charge, by writing:


The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES


- Prospectus for Retail A Shares and Retail B Shares of the Funds dated February 28, 2001
-    Prospectus for Trust Shares of the Funds dated February 28, 2001


The financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, on the financial statements for the fiscal years ended October 31, 2000 and 1999 are incorporated by reference into this Statement of Additional Information. The report of PricewaterhouseCoopers LLP, former independent auditors for the predecessor fund of the Growth Fund II ("Predecessor Fund"), dated July 17, 2000, on the financial statements included in The Boston 1784 Funds' Annual Report to Shareholders with respect to the Predecessor Fund dated May 31, 2000 is also incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

GENERAL INFORMATION............................................................1
DESCRIPTION OF GALAXY AND ITS SHARES...........................................2
INVESTMENT STRATEGIES, POLICIES AND RISKS......................................5
     Asset Allocation Fund.....................................................5
     Equity Income Fund........................................................6
     Growth and Income Fund....................................................6
     Strategic Equity Fund.....................................................7
     Equity Value Fund.........................................................7
     Equity Growth Fund........................................................8
     Growth Fund II............................................................8
     International Equity Fund.................................................9
     Pan Asia Fund.............................................................9
     Small Cap Value Fund.....................................................10
     Small Company Equity Fund................................................11
     Special Risk Considerations..............................................11
     Foreign Securities.......................................................11
     European Currency Unification............................................12
     Asia and the Pacific Basin - Pan Asia Fund...............................12
     Japan - Pan Asia Fund....................................................13
     Other Investment Policies and Risk Considerations........................14
     Ratings .................................................................14
     U.S. Government Obligations and Money Market Instruments.................15
     Variable and Floating Rate Obligations...................................17
     Repurchase and Reverse Repurchase Agreements.............................17
     Securities Lending.......................................................18
     Investment Company Securities............................................19
     REITs....................................................................19
     Derivative Securities....................................................20
     American, European and Global Depository Receipts........................36
     Asset-Backed Securities -- Asset Allocation Fund and Growth Fund II......36
     Mortgage-Backed Securities -- Asset Allocation Fund and Growth Fund II...37
     Mortgage Dollar Rolls -- Asset Allocation Fund...........................38
     Convertible Securities...................................................39
     When-Issued, Forward Commitment and Delayed Settlement Transactions -
         Growth and Income, Strategic Equity, International Equity and
         Small Cap Value Funds and Growth Fund II.............................40
     Restricted and Illiquid Securities.......................................41
     U.S. Treasury Rolls......................................................42
     Guaranteed Investment Contracts..........................................42
     Common and Preferred Stock...............................................43
     Loan Participations......................................................43
     STRIPS ..................................................................43
     Warrants ................................................................43

     Zero Coupon Securities...................................................44
     Portfolio Turnover.......................................................44
INVESTMENT LIMITATIONS........................................................44
VALUATION OF PORTFOLIO SECURITIES.............................................54
     Valuation of the Asset Allocation, Equity Income, Growth and
         Income, Strategic Equity, Equity Value, Equity Growth,
         Small Cap Value and Small Company Equity Funds and the
         Growth Fund II.......................................................54
     Valuation of the International Equity and Pan Asia Funds.................54
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................55
     Purchases of Retail A Shares and Retail B Shares.........................55
     General .................................................................55
     Customers of Institutions................................................56
     Applicable Sales Charge - Retail A Shares................................56
     Computation of Offering Price - Retail A Shares..........................58
     Quantity Discounts.......................................................60
     Applicable Sales Charge - Retail B Shares................................63
     Characteristics of Retail A Shares and Retail B Shares...................64
     Factors to Consider When Selecting Retail A Shares or Retail B Shares....65
     Purchases of Trust Shares................................................66
     Other Purchase Information...............................................66
     Redemption of Retail A Shares, Retail B Shares and Trust Shares..........66
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES.......................67
     Exchange Privilege.......................................................67
     Retirement Plans.........................................................68
     Automatic Investment Program and Systematic Withdrawal Plan..............69
     Payroll Deduction Program................................................69
     College Investment Program...............................................70
     Direct Deposit Program...................................................70
TAXES ........................................................................70
     Taxation of Certain Financial Instruments and Investments................71
TRUSTEES AND OFFICERS.........................................................71
     Shareholder and Trustee Liability........................................75
INVESTMENT ADVISER AND SUB-ADVISERS...........................................75
ADMINISTRATOR.................................................................80
CUSTODIAN AND TRANSFER AGENT..................................................82
EXPENSES .....................................................................83
PORTFOLIO TRANSACTIONS........................................................84
SHAREHOLDER SERVICES PLAN.....................................................87
DISTRIBUTION AND SERVICES PLAN................................................89
     Retail A Shares Plan.....................................................89
     Retail B Shares Plan.....................................................89
DISTRIBUTOR...................................................................92
AUDITORS .....................................................................95
COUNSEL ......................................................................95
CODES OF ETHICS...............................................................95

PERFORMANCE AND YIELD INFORMATION.............................................95
     Performance Reporting....................................................99
MISCELLANEOUS................................................................101
FINANCIAL STATEMENTS.........................................................122
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                               GENERAL INFORMATION

     This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares, Retail A Shares and Retail B Shares of the eleven Funds listed on the cover page. Each Fund, other than the Growth Fund II, has registered Prime A Shares and Prime B Shares, which are described in a separate statement, of additional information and related prospectuses. Prime A Shares and Prime B Shares of the Equity Income, Strategic Equity, Equity Value and Small Company Equity Funds are not currently being sold. The Asset Allocation, Growth and Income and International Equity Funds and the Growth Fund II also offer BKB Shares, which are described in a separate statement of additional information and related prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.


     The Growth Fund II commenced operations as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund (the "Reorganization"). Prior to the Reorganization, the Predecessor Fund offered and sold one class of shares. In connection with the Reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Growth Fund II. BKB Shares were issued to shareholders of the Predecessor Fund who were not eligible to receive Trust Shares at the time of the Reorganization. BKB Shares are available for purchase only by those shareholders who received BKB Shares in the Reorganization. BKB Shares of the Growth Fund II will convert into Retail A Shares of the same Fund on the first anniversary of the Reorganization, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interests of the holders of BKB Shares.


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                      DESCRIPTION OF GALAXY AND ITS SHARES


     The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Florida Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

     The Growth and Income Fund and Small Cap Value Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.

     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class C shares (Trust Shares), Class C - Special Series 1 shares (Retail A Shares), Class C - Special Series 2 shares (Retail B Shares), Class C - Special Series 3 shares (Prime A Shares) and Class C - Special Series 4 shares (Prime B Shares), each series representing interests in the Equity Value Fund; Class G - Series 1 shares (Trust Shares), Class G - Series 2 shares (Retail A Shares), Class G - Series 3 shares (Retail B Shares), Class G - Series 4 shares (Prime A Shares), Class G - Series 5 shares (Prime B Shares) and Class G - Series 6 shares (BKB Shares), each series representing interests in the International Equity Fund; Class H - Series 1 shares (Trust Shares), Class H - Series 2 shares (Retail A Shares), Class H - Series 3 shares (Retail B Shares), Class H - Series 4 shares (Prime A Shares) and Class H - Series

5 shares (Prime B Shares), each series representing interests in the Equity Growth Fund; Class I - Series 1 shares (Trust Shares), Class I- Series 2 shares (Retail A Shares), Class I - Series 3 shares (Retail B Shares), Class I - Series 4 shares (Prime A Shares) and Class I - Series 5 shares (Prime B Shares), each series representing interests in the Equity Income Fund; Class K - Series 1 shares (Trust Shares), Class K - Series 2 shares (Retail A Shares), Class K - Series 3 shares (Retail B Shares), Class K - Series 4 shares (Prime A Shares) and Class K - Series 5 shares (Prime B Shares), each series representing interests in the Small Company Equity Fund; Class N - Series 1 shares (Trust Shares), Class N - Series 2 shares (Retail A Shares), Class N - Series 3 shares (Retail B Shares), Class N - Series 4 shares (Prime A Shares), Class N - Series 5 shares (Prime B Shares) and Class N - Series 6 shares (BKB Shares), each series representing interests in the Asset Allocation Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares), Class U - Series 3 shares (Retail B Shares), Class U - Series 4 shares (Prime A Shares), Class U - Series 5 shares (Prime B Shares) and Class U - Series 6 shares (BKB Shares), each series representing interests in the Growth and Income Fund; Class X - Series 1 shares (Trust Shares), Class X - Series 2 shares (Retail A Shares), Class X - Series 3 shares (Retail B Shares), Class X - Series 4 shares (Prime A Shares) and Class X - Series 5 shares (Prime B Shares), each series representing interests in the Small Cap Value Fund; Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares), Class AA - Series 3 shares (Retail B Shares), Class AA - Series 4 shares (Prime A Shares) and Class AA - Series 5 shares (Prime B Shares), each series representing interests in the Strategic Equity Fund; Class MM - Series 1 shares (Trust Shares), Class MM - Series 2 shares (Retail A Shares); Class MM - Series 3 shares (BKB Shares) and Class MM - Series 4 shares (Retail B Shares), each series representing interests in the Growth Fund II; and Class NN - Series 1 shares (Trust Shares); Class NN - Series 2 shares (Retail A Shares), Class NN - Series 3 shares (Retail B Shares), Class NN - Series 4 shares (Prime A Shares) and Class NN - Series 5 shares (Prime B Shares), each series representing interests in the Pan Asia Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plan" below.

     In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, Oechsle International Advisors, LLC ("Oechsle"), the International Equity Fund's sub-adviser, and UOB Global Capital LLC ("UOBGC"), the Pan Asia Fund's sub-adviser, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below in the description of each Fund's investment policies and strategies and under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

ASSET ALLOCATION FUND

     The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

EQUITY INCOME FUND

     In addition to common stocks, the Equity Income Fund may also invest in securities convertible into common stock that offer income potential. See "Other Investment Policies and Risk Considerations - Convertible Securities" below. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

GROWTH AND INCOME FUND

     Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and Global Depository Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

STRATEGIC EQUITY FUND

     Under normal market and economic conditions, the Strategic Equity Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and GDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

EQUITY VALUE FUND

     Under normal market and economic conditions, the Equity Value Fund invests at least 75% of its total assets in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Other Investment Policies and Risk Considerations -Convertible Securities" below.

     The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

EQUITY GROWTH FUND

     Convertible securities purchased by the Equity Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.

     The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

GROWTH FUND II


     Convertible securities purchased by the Growth Fund II may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.


     The Fund may invest up to 25% of its total assets in foreign securities. See "Special Risk Considerations -- Foreign Securities" below. The Fund may also engage in foreign currency hedging transactions in an attempt to minimize the effect of currency fluctuations on the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth Fund II.

INTERNATIONAL EQUITY FUND

     The International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

     The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

     Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

     Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

     See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

PAN ASIA FUND


     The Pan Asia Fund invests in common stock and may invest in other securities with equity characteristics, 6onsisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

     Securities issued in certain countries may be accessible only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund does not currently intend to invest in countries in which it can only invest in securities through other investment companies, but the Fund reserves the right to do so. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."


     Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. The Fund may also enter into foreign currency exchange contracts to hedge against currency risk. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.


     See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the Fund.

SMALL CAP VALUE FUND

     In addition to common stocks, the Small Cap Value Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

SMALL COMPANY EQUITY FUND

     In addition to common stocks, the Small Company Equity Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies that have market capitalizations of $1.5 billion or less. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

     The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

                          SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

     Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

     Although each of the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

EUROPEAN CURRENCY UNIFICATION

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the International Equity Fund and the Growth Fund II invest and may result in the Funds facing additional risks in pursuing their investment objectives. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of each Fund's net asset value per share.


ASIA AND THE PACIFIC BASIN - PAN ASIA FUND


     Many Asian countries may be subject to greater social, political and economic instability than is experienced in the United States. This instability may result from (a) authoritarian governments, (b) military involvement in political and economic decisions, (c) unrest associated with demands of the people for improved social, economic and political conditions, (d) internal insurgencies, (e) hostilities with neighboring countries, and (f) ethnic, religious and racial estrangement.


     Most Asian countries depend heavily on international trade and are therefore impacted by trade barriers and the economic conditions of their trading partners. The economies of Asian countries could be adversely affected by the enactment of protective trade legislation by principal trading partners, reduction of foreign investment in Asian countries, or a general decline in international securities markets.


     Many developing Asian countries have experienced rapid economic growth driven by the success of market reforms and a boost in infrastructure expenditures. Growth of large middle classes and increased consumer spending have resulted from rapid increases in household incomes. Although the rise in domestic demand has lessened reliance on exports in many developing Asian countries, enhanced competition in export markets has also contributed to the economic growth of many of these countries. Productivity improvements has enabled many

Asian countries to achieve or maintain their status as top importers while at the same time improving domestic living standards.


     Southeast Asian currency markets experienced severe selling pressures from abroad during the fourth quarter of 1997, with heavy selling by foreign investors and speculators of currencies viewed to be overvalued. The Thai Baht first experienced these pressures, but currencies of Hong Kong, South Korea, Taiwan, Singapore, the Philippines, Malaysia and Indonesia have also been affected. Concern by foreign investors with the general financial prospects of the region also have placed pressures on the equity and fixed income markets in the region.


     Korea and Thailand, two countries at the center of the Asian crisis, have made positive advances toward economic recovery and restoration of confidence, although complete turnarounds are not yet assured. Indonesia, by contrast, continues to experience difficult conditions. Malaysia has imposed external payments controls in an attempt to shield its economy from the region's troubles. Japan remains subject to significant risks, notwithstanding significant fiscal stimulus and new programs to deal with problems in the banking sector. Economic growth in China appears to be slowing, and both Chinese and Hong Kong currencies have experienced substantial pressure.


JAPAN - PAN ASIA FUND


     The Pan Asia Fund currently intends to concentrate its investments in securities of companies located in Japan and, thus, is more highly exposed to risks specific to investments in Japan than to those associated with investments in other Asian countries. This risk is tempered by the Fund's ability to reduce its investments in Japan during unfavorable periods.


     Japan's market economy is based on manufacturing and services and is the second most technologically powerful economy and third largest economy in the world. Japan is one of the most technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonforrous metals, ships, chemicals, textiles and processed foods. Japan's natural resources, however, include negligible mineral resources.


     Japan's government is a constitutional monarchy and it employs a loose monetary policy. The Bank of Japan is maintaining a zero interest role policy until signs of self-sustaining recovery of the economy emerge. Some strengths of the economy are that (1) manufacturers, suppliers and distributors are working in closely knit groups, and (2) a substantial portion of the urban labor force is guaranteed lifetime employment.


     Japan's international trade has been adversely affected by trade tariffs, other protectionist measures and the economic conditions of its trading partners. The agriculture industry is subsidized by the government because only 19% of the land in Japan is suitable for cultivation. As a result, Japan is highly dependent on imports of wheat, sorghum and soybeans. In addition, the manufacturing sector depends on imported raw materials and fuels, including iron ore, copper, oil and forest products. Japan's high volume of exports has created trade tensions, particularly with the U.S. The relaxing of trade barriers to imports could adversely affect Japan's economy. A substantial rise in world oil or community prices could also have a negative effect. Finally, since the economy is highly dependent on exports, any reduction in exports may effect the economy.


     The Japanese economy has several strengths. Some of the worlds most innovative companies in electronics, precision machinery and automotive industries are based in Japan. Japan has high educational achievement levels compared to other developed nations.


     In the first half of 2000, the economy grew 4.5%. This stronger than expected growth was led by business investment, robust private consumption and relatively strong export growth. The Japanese market also briefly benefited from technology and telecom stocks, but these companies lost ground in the spring of 2000.


     Japan is located in a part of the world that is susceptible to earthquakes, volcanoes and other natural disasters. Devastating natural disasters can have enough impact to affect the country's economy.


               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

     All debt obligations, including convertible bonds, purchased by the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth and Small Company Equity Funds are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

     The International Equity and Pan Asia Funds may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet, Oechsle or UOBGC to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Funds invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

     The Growth and Income and Small Cap Value Funds may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch at the time of investment. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB." Short-term money market instruments purchased by the Growth and Income and Small Cap Value Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, Oechsle or UOBGC as the case may be, may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

     Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.


     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Growth and Income and Small Cap Value Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% (15% with respect to the Strategic Equity Fund, Growth and Income Fund, Growth Fund II and Small Cap Value Fund) of a Fund's net assets. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet, Oechsle and/or UOBGC believe that the credit risk with respect to the instrument is minimal.

     Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below.

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. If such an instrument is not rated, Fleet, Oechsle or UOBGC, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

     In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet, Oechsle and/or UOBGC. No Fund will enter into repurchase agreements with Fleet, Oechsle or UOBGC or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit (15% with respect to the Growth Fund II and Strategic Equity Fund) described below in Investment Limitation No. 3 under "Investment Limitations" with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds and in Investment Limitation No. 44 "Investment Limitations" with respect to the Growth Fund II, and to the 15% limit described below in Investment Limitation No. 23 under "Investment Limitations" with respect to the Growth and Income and Small Cap Value Funds.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

     Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loan portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments. Loans will generally be short-term (except in the case of the Growth and Income and Small Cap Value Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet, Oechsle and/or UOBGC to be of good standing and only when, in Fleet's, Oechsle's and/or UOBGC's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

     The Asset Allocation, Equity Income, Equity Value, Equity Growth, Growth Fund II, International Equity, Pan Asia and Small Company Equity Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity and Pan Asia Funds may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Growth and Income, Strategic Equity and Small Cap Value Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Growth and Income, Strategic Equity and Small Cap Value Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet, Oechsle or UOBGC. The Growth Fund II may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.


REITs


     Each Fund, other than the Pan Asia Fund, may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE SECURITIES

     The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

     Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     Fleet, Oechsle and/or UOBGC will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's, Oechsle's and/or UOBGC's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

     PUT AND CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY GROWTH AND SMALL COMPANY EQUITY FUNDS. The Asset Allocation, Equity Income, Equity Growth and Small Company Equity Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

     In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

     In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     COVERED CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY VALUE, EQUITY GROWTH, INTERNATIONAL EQUITY AND SMALL COMPANY EQUITY FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

     The Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

     A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (I.E., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

     WRITING COVERED OPTIONS-PAN ASIA FUND. The Pan Asia Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by the Fund obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.


     A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.


     The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.


     The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."


     PURCHASING OPTIONS - PAN ASIA FUND. The Pan Asia Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.


     The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.


     The Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.


     The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.


     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS - PAN ASIA FUND. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Pan Asia Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


     The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.


     Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Fleet and/or UOBGC. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if Fleet and/or UOBGC is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of Fleet and/or UOBGC to manage future price fluctuations and the degree of correlation between the options and securities markets. If Fleet and/or UOBGC is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.


     OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY AND PAN ASIA FUNDS. The International Equity and Pan Asia Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity and Pan Asia Funds correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's, Oechsle's and/or UOBGC's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

     When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

     OPTIONS AND FUTURES CONTRACTS - GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

     Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

     STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS - GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. The Funds may not use stock index futures contracts and options for speculative purposes.

     There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

     As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

     The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

     None of the Growth and Income, Strategic Equity or Small Cap Value Funds will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     As one way of managing their exposure to different types of investments, the Growth and Income, Strategic Equity and Small Cap Value Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a

"notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

     FUTURES CONTRACT - PAN ASIA FUND AND GROWTH FUND II. Subject to applicable laws, each of the Funds may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").


     When a Fund purchases or sells a futures contract, Galaxy must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin," based on a decrease or increase in the value of the futures contract.

     Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.


     A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, Fleet's or UOBGC's judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.


     OPTIONS - GROWTH FUND II. The Growth Fund II may write covered call options from time to time on its assets as determined by Fleet to be appropriate in seeking to achieve its investment objective, provided that the aggregate value of such options may not exceed 10% of its net assets as of the time the Fund enters into such options. The Fund may write covered call options, for hedging purposes and in order to generate additional income.


     The purchaser of a call option has the right to buy, and the writer (in this case the Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.


     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.


     A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.


     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the Fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.


     The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


     The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     The Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.


     OPTIONS ON FUTURES CONTRACTS - GROWTH FUND II. The Growth Fund II may, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contracts at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.


     The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.


     OPTIONS ON STOCK INDICES - GROWTH FUND II. The Growth Fund II may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5% of the Fund's total assets.


     Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

     As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


     A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: the Chicago Board Options Exchange, the New York Stock Exchange and the American Stock Exchange.


     The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.


     Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to Fleet, at the time of investment, to be a liquid secondary market for such options.


     CURRENCY SWAPS - GROWTH FUND II. The Growth Fund II may engage in currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Fleet is incorrect in its forecast of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.


     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the price of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S.
dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

     Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

     Each Fund may invest in ADRs and EDRs. The Growth and Income, Strategic Equity, International Equity, Pan Asia and Small Cap Value Funds and the Growth Fund II may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."


ASSET-BACKED SECURITIES -- ASSET ALLOCATION FUND AND GROWTH FUND II


     The Asset Allocation Fund and Growth Fund II may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES -- ASSET ALLOCATION FUND AND GROWTH FUND II


     The Asset Allocation Fund and Growth Fund II may invest in mortgage-backed securities (including collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs") for the Growth Fund II) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.


     The Growth Fund II may also invest in mortgage-backed securities not issued by governmental issuers which are rated in one of the top three categories assigned by S&P, Moody's or Fitch, or if unrated, determined by Fleet to be of comparable equity.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS -- ASSET ALLOCATION FUND

     The Asset Allocation Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

     For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's, Oechsle's and/or UOBGC's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet, Oechsle and/or UOBGC evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet, Oechsle and/or UOBGC considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     The Growth and Income and Small Cap Value Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch is contained in Appendix A to this Statement of Additional Information.


WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS - GROWTH AND INCOME, STRATEGIC EQUITY, INTERNATIONAL EQUITY AND SMALL CAP VALUE FUNDS AND GROWTH FUND II


     The Growth and Income, Strategic Equity, International Equity and Small Cap Value Funds and the Growth Fund II may purchase eligible securities on a "when-issued" basis. The Growth and Income, Strategic Equity and Small Cap Value Funds and the Growth Fund II may also purchase eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that when issued purchases and forward commitments will not exceed 25% of the value of the Growth Fund II's total assets absent unusual market conditions. In the event the Fund's when-issued purchases and forward commitments ever exceeded 25% of the value of its total assets, the Fund's liquids and the ability of Fleet to manage the Fund might be adversely affected. The Growth Fund II does not intend to engage in when-issued purchases and forward commitments for speculative purposes, but only in furtherance of its investment objectives.


     A Fund may dispose of a commitment prior to settlement if Fleet, Oechsle or UOBGC as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.


     When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Funds set aside liquid assets to satisfy their purchase commitments in the manner described, than liquidity and ability to manage their portfolios might be adversely affected in the event their commitment to purchase securities on a when-issued or forward commitment basis exceeded 25% of the value of its assets.

     When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by Fleet), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

     Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Growth and Income, Pan Asia, Small Cap Value and Strategic Equity Funds) on purchases of illiquid instruments described under "Investment Limitations" below, Rule 144A securities will not be considered to be illiquid if Fleet, Oechsle and/or UOBGC has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

U.S. TREASURY ROLLS


     The Asset Allocation Fund may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, the Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.


     For financial reporting and tax purposes, the Fund proposes to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does no currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.


GUARANTEED INVESTMENT CONTRACTS


     The Growth Fund II may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to GICs, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Fund's limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. The Fund will not invest more than 20% of its total assets in GICs.


COMMON AND PREFERRED STOCK


     The Growth Fund II may invest in common and preferred stock. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.


LOAN PARTICIPATIONS


     Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Growth Fund II may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.


STRIPS


     The Growth Fund II may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of the Fund's assets that may be invested in STRIPS, Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.


WARRANTS


     A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Growth Fund II may invest up to 5% of its net assets in warrants. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

ZERO COUPON SECURITIES


     The Growth Fund II may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.


PORTFOLIO TURNOVER


     Each Fund may sell a portfolio investment soon after its acquisition if Fleet, Oechsle and/or UOBGC believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.


                             INVESTMENT LIMITATIONS

     In addition to each Fund's investment objective as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

     The Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds may not:

          1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

          2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Pan Asia, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


          3. Invest more than 10% (15% with respect to the Strategic Equity and Pan Asia Funds) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity Fund), non-negotiable time deposits and other securities which are not readily marketable.

          4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

          5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

          6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          7. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

          8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that (i) the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies, and (ii) the Strategic Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.


          9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each of the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that (i) the Asset Allocation, Equity Income, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds may purchase put and call options to the extent permitted by their investment objectives and policies, and
               (ii) the Strategic Equity Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges.

'
          10. Invest in companies for the purpose of exercising management or control.

          11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act; and further provided, that the Strategic Equity Fund may from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

     The Growth and Income and Small Cap Value Funds may not:

          12. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

          13. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

          14. Sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

          15. Issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Funds may enter into futures contracts. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

          16. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of a Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

          17. Purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

          18. Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that a Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

          19. Underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

          20. Lend any of its assets except that a Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent a Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

          21. With respect to securities comprising 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. A Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

          22. Invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, a Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

     The Growth Fund II may not:


          23. Purchase any securities which would cause more than 25% of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation also does not apply to an investment of all of the investable assets of the Growth Fund II in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund (in each case, a "Qualifying

               Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
               (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.


          24. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.


          25. Acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of its total assets in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that the foregoing limitation shall not apply to 25% of the total assets of the Growth Fund II; and the foregoing limitation shall not apply to an investment of all of the investable assets of the Growth Fund II in a Qualifying Portfolio.


          26.  Invest in companies for the purpose of exercising control.


          27. Borrow, except that the Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of its total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. The Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.


          28. Purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, commodities or commodities contracts. The

               Fund may invest in futures contracts and options thereon to the extent described in the Prospectus and elsewhere in this Statement of Additional Information.


          29. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.


          30. Act as underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.


          31. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, the Fund is prohibited, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, provided, that with respect to the Fund the limitations do not apply to an investment of all of the investable assets of the Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.


               It is the position of the SEC's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.


          32. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.


          33. Write or purchase puts, calls, or other options or combinations thereof, except that the Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectus or elsewhere in this Statement of Additional Information and the Fund may purchase and sell other options as described in the Prospectus and this Statement of Additional Information.

     The following investment policies with respect to the Growth and Income and Small Cap Value Funds may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations become effective:


          34. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).


          35. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.


               The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.


          36. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.


          37. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.


          38. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.


          39. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

          40. Neither Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.


          41. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.


          42. Neither Fund may invest in companies for the purpose of exercising management or control.


          43. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.


     The following policies are not fundamental with respect to the Growth Fund II and may be changed by Galaxy's Board of Trustees without shareholder approval:


          44. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including Section 4(2) paper and Rule 144A securities, if it is determined by or under procedures established by the Board of Trustees of Galaxy that, based on trading markets for the specific restricted security in question, such security is not illiquid.


          45. The Fund may not purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.


          46. The Fund may not invest in interests in oil, gas or other mineral exploration or development programs. The Fund may not invest in oil, gas or mineral leases.


          47. The Fund may not purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) Municipal Securities which are rated by at least one Rating Agency; or (c) an investment of all of the investable assets of the Fund in a Qualifying Portfolio.

     In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

     With respect to Investment Limitation No. 2 above, (a) the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

     With respect to Investment Limitation No. 4 above, each of the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds does not intend to acquire more than 10% of the outstanding voting securities of any one issuer.

     The Growth and Income and Small Cap Value Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each such Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

     The Growth Fund II may purchase Rule 144A securities. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities.


     Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.


                       VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE ASSET ALLOCATION, EQUITY INCOME, GROWTH AND INCOME, STRATEGIC EQUITY, EQUITY VALUE, EQUITY GROWTH, SMALL CAP VALUE AND SMALL COMPANY EQUITY FUNDS AND THE GROWTH FUND II


     In determining market value, the assets in the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds and the Growth Fund II which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.


VALUATION OF THE INTERNATIONAL EQUITY AND PAN ASIA FUNDS


     In determining market value, the International Equity and Pan Asia Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. The International Equity Fund's portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of

Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

     Certain of the securities acquired by the International Equity and Pan Asia Funds may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.


     This Statement of Additional Information provides additional purchase and redemption information for Trust Shares, Retail A Shares and Retail B Shares of the Funds. Purchase and redemption information for Prime A Shares and Prime B Shares of the Funds and BKB Shares of the Asset Allocation, Growth and Income and International Equity Funds and the Growth Fund II is provided in separate prospectuses and statements of additional information.

                PURCHASES OF RETAIL A SHARES AND RETAIL B SHARES

GENERAL

     Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

     Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

     PFPC Distributors has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds. Retail Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others. Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the

"Exchange") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

     Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge with respect to Retail A Shares described in the applicable Prospectus and in this Statement of Additional Information.

CUSTOMERS OF INSTITUTIONS

     Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE - RETAIL A SHARES

     The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                    REALLOWANCE TO
                                                        DEALERS
                                                        -------
                                                       AS A % OF
                                                    OFFERING PRICE
AMOUNT OF TRANSACTION                                  PER SHARE
---------------------                                  ---------
Less than $50,000                                       4.25
$50,000 but less than $100,000                          3.75
$100,000 but less than $250,000                         2.75
$250,000 but less than $500,000                         2.00
$500,000 but less than $1,000,000                       1.75
$1,000,000 and over                                     1.00


     The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

     Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

     In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

     - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

     - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

     - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

     - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

     - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

     - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

     - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased; and


     - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.

COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

     An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 2000 and the maximum front-end sales charge of 5.75%, is as follows:


                                                                  Asset Allocation               Equity Income
                                                                        Fund                          Fund
                                                                  ----------------              ----------------
Net Assets...........................................               $ 371,589,848                 $ 188,846,775

Outstanding Shares...................................                  19,781,033                    10,628,576

Net Asset Value Per Share............................               $       18.79                 $       17.77

Sales Charge (5.75% of
the offering price)..................................               $        1.15                 $        1.08

Offering Price to Public.............................               $       19.94                 $       18.85

                                                                    Growth and                     Strategic
                                                                    Income Fund                   Equity Fund
                                                                  ----------------              ----------------
Net Assets...........................................               $ 217,422,860                 $   8,504,681

Outstanding Shares...................................                  13,278,358                       812,892

Net Asset Value Per Share............................               $       16.37                 $       10.46

Sales Charge (5.75% of
the offering price)..................................               $        1.00                 $        0.64

Offering Price to Public.............................               $       17.37                 $       11.10


                                                                       Equity                       Equity
                                                                     Value Fund                   Growth Fund
                                                                  ----------------              ----------------
Net Assets...........................................               $ 226,835,530                 $ 580,416,654
Outstanding Shares...................................                  13,304,783                    17,964,598

Net Asset Value Per Share............................               $       17.05                 $       32.31

Sales Charge (5.75% of
the offering price)..................................               $        1.04                 $        1.97
Offering Price to Public.............................               $       18.09                 $       34.28


                                                                      Growth                      International
                                                                      Fund II                      Equity Fund
                                                                  ----------------              ----------------
Net Assets...........................................               $   1,637,582                 $ 120,351,060

Outstanding Shares...................................                     111,564                     6,190,349

Net Asset Value Per Share............................               $       14.68                 $       19.44

Sales Charge (5.75% of
the offering price)..................................               $        0.90                 $        1.19

Offering Price to Public.............................               $       15.58                 $       20.63

                                                                      Pan Asia                     Small Cap
                                                                        Fund                       Value Fund
                                                                  ----------------              ----------------
Net Assets...........................................               $     200,989                 $  87,456,732

Outstanding Shares...................................                      21,285                     6,136,578

Net Asset Value Per Share............................               $        9.44                 $       14.25

Sales Charge (5.75% of
the offering price)..................................               $        0.58                 $        0.87

Offering Price to Public.............................               $       10.02                 $       15.12


                                                                   Small Company
                                                                    Equity Fund
                                                                  ----------------
Net Assets...........................................               $ 125,426,907

Outstanding Shares...................................                   5,766,740

Net Asset Value Per Share............................               $       21.75

Sales Charge (5.75% of
the offering price)..................................               $        1.33

Offering Price to Public.............................               $       23.08

QUANTITY DISCOUNTS

     Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

     In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.

     RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

     LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

     PFPC Inc. ("PFPC") Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

     QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

     REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

     Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

     Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the "wash sale" rules of the Internal Revenue Code of 1986, as amended (the "Code").

     GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                       REALLOWANCE
                                                                  TOTAL SALES CHARGE                   TO DEALERS
                                                       -------------------------------------           ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
---------------------                                    ---------              ---------               ---------
50,000 but less than 250,000....................            3.00                   3.09                   3.00
250,000 but less than 500,000...................            2.75                   2.83                   2.75
500,000 but less than 750,000...................            2.50                   2.56                   2.50
750,000 and over................................            2.00                   2.04                   2.00

     To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.


     A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

     The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable prospectus if they are redeemed within six years of purchase. With respect to Retail B Shares purchased prior to January 1, 2001 or within 7 years with respect to Retail B Shares purchased on or after January 1, 2001, securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.


     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

     EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail A Shares and Retail B Shares -- Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

     The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

     Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 5.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund, other than the Pan Asia Fund, are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to its Retail A Shares. Retail A Shares of the Pan Asia Fund are subject to ongoing distribution fees at annual rate of up to 0.30% of the Fund's average daily net assets attributable to its Retail A Shares.

     Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. See the applicable Prospectus and "Applicable Sales Charges - Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.95% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

     Retail B Shares of a Fund purchased prior to January 1, 2001 will convert automatically to Retail A Shares of the Fund six years after purchase. Retail B Shares of a Fund purchased on or after January 1, 2001 will convert automatically to Retail A Shares eight years after purchase. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years or eight years, as the case may be, after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares of each Fund except the Pan Asia Fund. Retail B Shares of the Pan Asia Fund that convert to Retail A Shares of the Fund will be subject to the distribution fees borne by Retail A Shares.

     Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge - Retail B Shares") are also converted at the earlier of two dates - (1) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distribution on Retail B Shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Retail B Shares purchased on or after January 1, 2001 or (2) the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

     Investors deciding whether to purchase Retail A Shares or Retail B Shares of the Funds should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares (distribution fees for Retail A Shares of the Pan Asia Fund) purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.


     Although Retail A Shares of each Fund other than the Pan Asia Fund are subject to a shareholder servicing fee (the Pan Asia Fund is subject to a distribution fee) they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in a Fund than purchasers of Retail B Shares in the Fund.


     As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B

Shares to the cost of the initial sales charge and shareholder servicing or distribution fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing or distribution fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund purchased on or after January 1, 2001 would equal or exceed the initial sales charge and aggregate shareholder servicing or distribution fees of Retail A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than eight years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such eight-year period.

                           PURCHASES OF TRUST SHARES

     Trust Shares are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which PFPC Distributors, Galaxy's custodian and the purchasing Institution are open for business ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.


     Trust Shares of the International Equity and Pan Asia Funds may also be sold to clients, members and employees of Oechsle and UOBGC, respectively.

                           OTHER PURCHASE INFORMATION

     On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

                 REDEMPTION OF RETAIL A SHARES, RETAIL B SHARES
                                AND TRUST SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.


             INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES


     The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds.

EXCHANGE PRIVILEGE

     The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.


     An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

     Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

     INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

     SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

     MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

     KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

     Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

     The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

     To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

     Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC Distributors (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM

     Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.


                                      TAXES

     Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS AND INVESTMENTS

     The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name, Address and Age                        Galaxy Fund                and Other Affiliations
---------------------                        -----------                ----------------------
Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 67                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name, Address and Age                        Galaxy Fund                and Other Affiliations
---------------------                        -----------                ----------------------
John T. O'Neill(1)                           President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI 02889                                                       manufacturer) until December 1999; Trustee,
Age 56                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 60                                                                  Galaxy Fund II.

Kenneth A. Froot                             Trustee                    Professor of Finance, Harvard
Harvard Business School                                                 University; Trustee, The Galaxy VIP Fund;
Soldiers Field                                                          Trustee, Galaxy Fund II
Boston, MA  02163
Age 43

Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 75                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
Astra Ventures, Inc.                                                    Incorporated (land development); President,
70 South Main Street                                                    The Astra Ventures, Incorporated
Providence, RI 02903-2907                                               (previously, Buffinton Box Company -
Age 59                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP Fund;
                                                                        Trustee, Galaxy Fund II.

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name, Address and Age                        Galaxy Fund                and Other Affiliations
---------------------                        -----------                ----------------------
W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 58

William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 47

-------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each Trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC, UOBGC, Oechsle or Fleet or its affiliates receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, Oechsle or UOBGC, or any of their affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

---------------------------------------------------------------------------------------------------------------------
                                                                      Pension or
                                                                  Retirement Benefits        Total Compensation
                                          Aggregate                 Accrued as Part           from Galaxy and
                                      Compensation from                 of Fund             Fund Complex** Paid
   Name of Person/Position                  Galaxy                     Expenses                  to Trustees
---------------------------------------------------------------------------------------------------------------------
Bradford S. Wellman*                       $55,366                       None                     $59,750
Trustee
---------------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                       $60,000                       None                     $64,750
---------------------------------------------------------------------------------------------------------------------
Donald B. Miller***
Trustee                                    $56,293                       None                     $60,750
---------------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                      $55,366                       None                     $59,750
Trustee
---------------------------------------------------------------------------------------------------------------------
John T. O'Neill
President, Treasurer
And Trustee                                $57,683                       None                     $62,250
---------------------------------------------------------------------------------------------------------------------
James M. Seed***
Trustee                                    $56,293                       None                     $60,750
---------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot****                          0                          None                        0
Trustee
---------------------------------------------------------------------------------------------------------------------

-------------

* Mr. Wellman resigned as trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000. He currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II which comprised a total of 50 separate portfolios as of October 31, 2000.


*** Deferred compensation (including interest) in the amounts of $99,047 and $110,100 accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.

**** Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and
     Galaxy Fund II on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                       INVESTMENT ADVISER AND SUB-ADVISERS

     Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

     For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund other than the International Equity and Pan Asia Funds. For the services provided and the expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million. For the services provided and the expenses assumed with respect to the Pan Asia Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.20% of the average daily net assets of the Fund.


     During the last three fiscal years, the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000              1999              1998
----                                                                    ----              ----              ----
Asset Allocation.................................                 $  5,783,582      $   5,338,301     $   3,743,922
Equity Income....................................                 $  2,317,652      $   2,608,376     $   2,457,188
Growth and Income................................                 $  5,899,914      $   4,577,393     $   3,701,722
Strategic Equity(1)..............................                 $    496,991      $     455,936     $      70,206
Equity Value.....................................                 $  3,812,574      $   4,468,558     $   3,782,620
Equity Growth....................................                 $ 13,911,341      $  10,553,344     $   8,345,236
International Equity(2)..........................                 $  5,508,346      $   3,119,675     $   2,480,868
Pan Asia.........................................                 $          0(3)          *                 *
Small Cap Value..................................                 $  2,843,896      $   2,487,806     $   2,042,588
Small Company Equity.............................                 $  4,109,620      $   2,481,560     $   3,166,852

---------------
 *   Not in operation during the period.

(1) For the fiscal years ended October 31, 2000 and 1999 and the period from March 4, 1998 (commencement of operations) through October 31, 1998, Fleet waived advisory fees of $180,724, $165,794 and $26,590, respectively, with respect to the Strategic Equity Fund.


(2) For the fiscal years ended October 31, 2000, 1999 and 1998, Fleet waived advisory fees of $2,211,773, $1,216,531 and $950,363, respectively, with respect to the International Equity Fund.


(3) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

     During the last three fiscal years, Fleet reimbursed expenses as follows:

                                                           FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                        2000           1999            1998
----                                                        ----           ----            ----
Asset Allocation.....................................      $    0         $    0          $    0
Equity Income........................................      $    0         $    0          $    0
Growth and Income....................................      $    0         $    0          $150,727
Strategic Equity.....................................      $    0         $    0          $  2,915(1)
Equity Value.........................................      $    0         $    0          $    0
Equity Growth........................................      $    0         $    0          $    0
International Equity.................................      $    0         $    0          $    0
Pan Asia.............................................      $8,172(2)           *               *
Small Cap Value......................................      $    0         $    0          $115,022
Small Company Equity.................................      $    0         $    0          $ 27,376

---------------

(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

     The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an Advisory Agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Prior to the Reorganization, the Predecessor Fund was advised by Fleet National Bank (formerly, BankBoston N.A. ("BankBoston")). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser and was renamed Fleet National Bank ("FNB").

     FNB served as an investment adviser to the Predecessor Fund pursuant to an investment advisory agreement date June 1, 1993 (the "Prior Agreement"). Pursuant to the terms of the Prior Agreement, FNB was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of the Fund. In addition, FNB agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Fund to maintain competitive expense ratios.


     During the three fiscal years ended May 31, 2000, 1999 and 1998, the Predecessor Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to FNB and/or Bank Boston of $1,827,000, $1,455,000 and $2,110,000, respectively. For the period June 1, 2000 through October 31, 2000, the Growth Fund II paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet, Bank Boston and/or FNB of $422,735.


     For the period June 1, 2000 through October 31, 2000, Fleet, Bank Boston and/or FNB reimbursed $74,016 in expenses with respect to the Growth Fund II.


     The Advisory Agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the Advisory Agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 2000, Oechsle had discretionary management authority over approximately $17.7 billion in assets.

     Under its Sub-Advisory Agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under the Sub-Advisory Agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.

     For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of

0.40% of the first $50 million of the International Equity Fund's average daily net assets, plus 0.35% of average daily net assets in excess of $50 million.

     For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Oechsle and /or its predecessor, Oechsle International Advisors, L.P., received sub-advisory fees of $3,121,396, $1,728,153 and $1,355,508, respectively, with respect to the International Equity Fund.


     The Advisory Agreement also provides with respect to the Pan Asia Fund that Fleet will provide a continuous investment program for the Pan Asia Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the Advisory Agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed UOBGC, which is an indirect majority-owned subsidiary of United Overseas Bank Group and which has its principal offices at 592 Fifth Avenue, Suite 602, New York, New York 10036, as the sub-adviser to the Pan Asia Fund. As of December 31, 2000, UOBGC, together with its affiliates, had discretionary management authority over approximately $2.2 billion in assets.


     Under its Sub-Advisory Agreement with Fleet, UOBGC determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with UOBGC in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by UOBGC for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and UOBGC with information concerning relevant economic and political developments. UOBGC will provide services under the Sub-Advisory Agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by UOBGC upon ninety days' written notice, the Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.


     For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreement, Fleet pays a fee to UOBGC, computed daily and paid monthly, at the annual rate of 0.72% of the average daily net assets of the Fund. For the period September 1, 2000 through October 31, 2000, UOBGC received $4,903 in sub-advisory fees for services performed for the Pan Asia Fund.


     Fleet, Oechsle and UOBGC are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet, Oechsle or UOBGC or that have sold shares of the Funds, if Fleet, Oechsle or UOBGC, as the case may be, believes that the quality of the transactions and the commission are comparable to what they would be with other qualified brokerage forms.

                                  ADMINISTRATOR

     PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.


     PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following rates:


         COMBINED AVERAGE DAILY NET ASSETS                   ANNUAL RATE
         ---------------------------------                   -----------
         Up to $2.5 billion ...............................    0.090%
         From $2.5 to $5 billion ..........................    0.085%
         From $5 to $12 billion ...........................    0.075%
         From $12 to $15 billion ..........................    0.065%
         From $15 to $18 billion ..........................    0.060%
         From $18 billion to $21 billion ..................    0.0575%
         Over $21 billion .................................    0.0525%


PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.


     From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 2000, PFPC received administration fees at the effective annual rate of 0.07% of each Fund's average daily net assets.

     During the last three fiscal years, PFPC received administration fees (net of fee waivers) as set forth below:

                                                               FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                           2000               1999           1998
----                                                           ----               ----           ----
Asset Allocation.....................................      $   646,311        $   533,921     $  401,495
Equity Income........................................      $   220,260        $   259,413     $  263,640
Growth and Income....................................      $   552,479        $   456,860     $  413,204
Strategic Equity.....................................      $    63,792        $    62,309     $   10,624(1)
Equity Value.........................................      $   363,668        $   446,506     $  405,740
Equity Growth........................................      $ 1,317,126        $ 1,055,020     $  895,213
International Equity.................................      $   624,039        $   365,677     $  305,871
Pan Asia.............................................      $       456(2)           *              *
Small Cap Value......................................      $   269,338        $   248,680     $  231,440
Small Company Equity.................................      $   388,798        $   248,980     $  342,901

---------------------

 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


     During the last three fiscal years, PFPC waived administration fees with respect to such Funds as set forth below:


                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                        2000             1999              1998
----                                                        ----             ----              ----
Asset Allocation.....................................        $0           $      0         $      0
Equity Income........................................        $0           $      0         $      0
Growth and Income....................................        $0           $      0         $      0
Strategic Equity.....................................        $0           $      0         $      0(1)
Equity Value.........................................        $0           $      0         $      0
Equity Growth........................................        $0           $      0         $      0
International Equity.................................        $0           $      0         $      0
Pan Asia.............................................        $0(2)               *                *
Small Cap Value......................................        $0           $      0         $      0
Small Company Equity.................................        $0           $      0         $      0

---------------------

 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


     Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.


     Prior to the Reorganization, SEI Investments Mutual Fund Services ("SEI") served as the administrator to the Predecessor Fund. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Boston 1784 Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.


     During the fiscal years ended May 31, 2000, 1999 and 1998, SEI received $159,000, $131,000 and $204,000 in administration fees for the Growth Fund II, net of fee waivers. For the period June 1, 2000 through October 31, 2000, the Growth Fund II paid PFPC and/or SEI $44,395 in administration fees, net of fee waivers.


                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of the Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

     PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

     Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2000, Fleet Bank received $2,882,323 for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.


                                    EXPENSES

     Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Fleet, Oechsle or UOBGC will select specific portfolio investments and effect transactions for the Funds. Fleet, Oechsle and UOBGC seek to obtain the best net price and the most favorable execution of orders. Fleet, Oechsle or UOBGC may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds, Fleet, Oechsle or UOBGC. Fleet, Oechsle or UOBGC is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet, Oechsle or UOBGC determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet, Oechsle's or UOBGC's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the Investment Advisory Agreement between Galaxy and Fleet and the Sub-Advisory Agreement between Fleet, Oechsle or UOBGC are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.


     During the fiscal year ended October 31, 2000, the Funds paid soft dollar commissions as shown below:


         FUND                                 COMMISSIONS
         ----                                 -----------
         Asset Allocation........               $ 25,201
         Equity Income...........               $    608
         Growth and Income.......               $107,901
         Strategic Equity........               $ 27,918
         Equity Value............               $ 29,246
         Equity Growth...........               $212,896
         Growth Fund II..........               $  1,200
         International Equity....               $ 26,649
         Pan Asia(1).............               $      0
         Small Cap Value.........               $ 54,203
         Small Company Equity....               $105,026


(1) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

     The Funds paid brokerage commissions as shown in the table below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Asset Allocation.....................................                 $   261,800     $   164,971      $   225,758
Equity Income........................................                 $   365,631     $   260,679      $   304,645
Growth and Income....................................                 $   795,284     $   305,533      $   511,307
Strategic Equity.....................................                 $   248,082     $   213,205      $   118,965(1)
Equity Value.........................................                 $   975,959     $ 1,055,494      $   965,718
Equity Growth........................................                 $ 1,911,120     $ 1,267,684      $ 1,128,464
International Equity.................................                 $ 1,644,461     $ 1,047,761      $   841,389
Pan Asia.............................................                 $    18,412(2)        *                *
Small Cap Value......................................                 $   458,281     $   390,632      $   223,853
Small Company Equity.................................                 $   949,917     $   731,699      $    79,137

-----------------

 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


     For the Fiscal Years ended May 31, 2000, 1999 and 1998, the Predecessor Fund of the Growth Fund II paid $135,167, $199,396 and $227,975, respectively, in brokerage commissions. For the period from June 1, 2000 through October 31, 2000, the Growth Fund II paid $83,863 in brokerage commissions.


     During the period February 1, 1998 through October 31, 1998 and the fiscal years ended October 31, 2000 and 1999, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc. which is an affiliate of Fleet. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly by the Funds during the period ended October 31, 1998 and the fiscal years ended October 31, 2000 and 1999, (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended October 31, 2000 that was paid to Quick & Reilly, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly during the fiscal year ended October 31, 2000.

                                                                         2000
                                                         2000            % OF
                                           2000         % OF         AGGREGATE         1999          1998
                                        AGGREGATE     AGGREGATE      COMMISSION     AGGREGATE     AGGREGATE
FUND                                      AMOUNT     COMMISSIONS    TRANSACTIONS      AMOUNT        AMOUNT
----                                      ------     -----------    ------------      ------        ------
Asset Allocation.................        $173,098       66.12%          77.62%       $141,443      $130,968
Equity Income....................        $288,852       79.00%          80.77%       $232,329      $108,651
Growth and Income................        $369,829       46.50%          58.63%       $129,843      $118,050
Strategic Equity.................        $ 14,690        5.92%           7.13%       $ 11,375      $ 26,480
Equity Value.....................        $652,971       66.91%          66.50%       $860,618      $298,078
Equity Growth....................        $ 98,173       51.37%          68.76%       $157,771      $56,784
Growth Fund II...................        $ 40,705       48.54%          47.13%          N/A           N/A
Small Cap Value..................        $      0          0 %             0 %       $ 14,000      $   -
Small Company Equity.............        $ 10,224        1.08%           0.20%       $  7,380      $   -


(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2)  For the period from June 1, 2000 through October 31, 2000.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 2000, the Funds held securities of their regular broker/dealers as set forth below:


--------------------------------------------------------------------------------
FUND                        BROKER/DEALER                     VALUE
--------------------------------------------------------------------------------
Asset Allocation            Chase Manhattan Corp.             $5,801,250
--------------------------------------------------------------------------------
Growth & Income             Morgan (J.P.) & Co., Inc.         $17,178,900
--------------------------------------------------------------------------------
Equity Value                Chase Manhattan Corp.             $6,563,375
--------------------------------------------------------------------------------
Equity Value                Merrill Lynch & Co., Inc.         $7,686,000
--------------------------------------------------------------------------------
Equity Growth               Chase Manhattan Corp.             $36,400,000
--------------------------------------------------------------------------------
Equity Growth               Goldman Sachs Group, Inc.         $24,953,125
--------------------------------------------------------------------------------
Equity Growth               Morgan (J.P.) & Co., Inc.         $28,697,700
--------------------------------------------------------------------------------


     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet, Oechsle or UOBGC. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet, Oechsle or UOBGC believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet, Oechsle or UOBGC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                            SHAREHOLDER SERVICES PLAN

     Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares of each Fund other than the Pan Asia Fund. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.


     Although the Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2000, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.

     Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     During the last three fiscal years, Galaxy made payments to Service Organizations (net of expense reimbursements) with respect to Retail A Shares as shown in the table below:

                                                               FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                       2000               1999              1998
----                                                       ----               ----              ----
Asset Allocation..................................      $1,065,746         $1,052,992         $763,611
Equity Income.....................................      $  554,530         $  623,725         $599,940
Growth and Income(2)..............................      $  433,882         $  426,269         $472,627
Strategic Equity(2)...............................      $    7,319         $    3,344         $  4,356(1)
Equity Value......................................      $  688,464         $  759,127         $667,247
Equity Growth.....................................      $1,446,176         $1,093,512         $841,650
International Equity..............................      $  281,596         $  204,149         $191,712
Pan Asia..........................................      $        0(3)           *                *
Small Cap Value(2)................................      $  151,246         $        3         $250,077
Small Company Equity(2)...........................      $  316,162         $  214,192         $343,948

-------------------

 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) Expense reimbursements for fiscal year ended October 31, 2000 were $213,290, $15,253 and $92,585, respectively, for the Growth and Income, Strategic Equity and Small Cap Value Funds. Expense reimbursements for the fiscal year ended October 31, 1999 were $252,526, $15,006, $242,064 and
     $12,586, respectively, for the Growth and Income, Strategic Equity, Small Cap Value and Small Company Equity Funds.
(3) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


     For the period from June 1, 2000 through October 31, 2000, the Growth Fund II made $873 in payments to Service Organizations (net of expense reimbursements) with respect to Retail A Shares.

     Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                         DISTRIBUTION AND SERVICES PLAN

RETAIL A SHARES PLAN


     Galaxy has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail A Shares of the Pan Asia Fund (the "Retail A Shares 12b-1 Plan"). Under the Retail A Shares 12b-1 Plan, Galaxy may pay PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail A Shares of the Fund, including the payment of commissions to broker-dealers and other industry professionals who sell Retail A Shares and the direct or indirect cost of financing such payments.


     Under the Retail A Shares 12b-1 Plan, payments by Galaxy for distribution expenses may not exceed the annualized rate of 0.30% of the average daily net assets attributable to the Fund's outstanding Retail A Shares. As of the date of this Statement of Additional Information, Galaxy intends to limit the Fund's payments for distribution expenses to not more than 0.25% (on an annualized basis) of the average daily net asset value of the Fund's outstanding Retail A Shares.


     For the period from September 1, 2000 (commencement of operations) through October 31, 2000, the Retail A Shares of the Pan Asia Fund bore $53 in distribution fees under the Retail A Shares 12b-1 Plan.


RETAIL B SHARES PLAN


     Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Funds (the "12b-1 Plan"). Under the 12b-1 Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.


     Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to each such Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each such Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.


     Payments for distribution expenses under the Retail A Shares 12b-1 Plan and 12b-1 Plan (the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Retail A Shares or Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     During the last three fiscal years, Retail B Shares of the Funds bore the following distribution fees under the 12b-1 Plan:

                                               FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                              2000          1999          1998
----                                              ----          ----          ----
Asset Allocation...........................    $ 650,302      $499,231      $292,256
Equity Income..............................    $  24,174      $  9,488         *
Growth and Income..........................    $ 408,911      $400,239      $306,933
Strategic Equity...........................    $   9,457      $  6,114      $  1,300(1)
Equity Value...............................    $ 204,874      $190,927      $132,464
Equity Growth..............................    $ 696,922      $346,626      $184,524
International Equity.......................    $  39,534      $  6,058         *
Pan Asia...................................    $      79(2)      *             *
Small Cap Value............................    $  15,634      $  4,653         *

                                               FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                              2000          1999          1998
----                                              ----          ----          ----
Small Company Equity.......................    $ 119,880      $ 80,055      $ 97,785

------------------

* The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.
**   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations for Retail B Shares) through October 31, 2000.


     For the period June 26, 2000 through October 31, 2000, Retail B Shares of the Growth Fund II bore $694 in distribution fees under the 12b-1 Plan.

     During the last three the fiscal years, Retail B Shares of the Funds bore the following shareholder servicing fees (net of expense reimbursements) under the 12b-1 Plan:


                                                    FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                               2000            1999             1998
----                                               ----            ----             ----
Asset Allocation(2)........................      $275,462        $206,080         $134,888
Equity Income(2)...........................      $  9,322            $986                *
Growth and Income(2).......................      $ 91,300        $166,236         $124,879
Strategic Equity(2)........................      $  1,607              $0             $600(1)
Equity Value(2)............................      $ 81,037         $80,680          $61,137
Equity Growth(2)...........................      $285,206        $130,774          $85,165
International Equity(2)....................      $  4,882             $20                *
Pan Asia(3)................................      $     43               *                *
Small Cap Value(2).........................      $  3,006              $0                *
Small Company Equity(2)....................      $ 49,712         $12,679          $45,132

------------------

* The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.
**   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) Expense reimbursements for the fiscal year ended October 31, 2000 were $1,061, $1,465, $84,510, $2,657, $9,345, $14,787, $12,127, $3,729 and
     $1,573, respectively, for the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds. Expense reimbursements for the fiscal year ended October 31, 1999 were $3,274, $493, $2,803, $2,445, $17,017, $1,764, $1,980 and $20,434, respectively, for the Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds.
(3) For the period from September 1, 2000 (commencement of operations for Retail B Shares) through October 31, 2000.


     For the period June 26, 2000 through October 31, 2000, Retail B Shares of the Growth Fund II bore $0 in shareholder servicing fees (net of expense reimbursements) under the 12b-1 Plan. Expense reimbursements for the period from June 26, 2000 through October 31, 2000 were $287 for the Growth Fund II.

     All amounts paid under the 12b-1 Plan for these periods were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and holders of Retail A Shares and Retail B Shares. The 12b-1 Plan are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Retail A Shares or Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail A Shares or Retail B Shares of such Fund, by PFPC Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.


     As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.


                                   DISTRIBUTOR

     PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


     Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2002, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors") a wholly-owned subsidiary of PFPC, served as Galaxy's distributor, and was entitled to the payment of the front-end sales charge on the sale of Retail A Shares of the Funds. During the last three fiscal years, FD Distributors and/or PDI received front-end sales charges in connection with Retail A Share purchases as follows:


                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                       2000             1999              1998
----                                                       ----             ----              ----
Asset Allocation.................................       $  538,676       $1,053,290       $1,208,453
Equity Income....................................       $   37,799         $135,022         $312,155
Growth and Income................................       $  154,459         $299,146         $681,018
Strategic Equity.................................       $   10,187          $48,858          $21,677(1)
Equity Value.....................................       $  109,056         $253,743         $364,586
Equity Growth....................................       $1,022,606         $780,524         $548,901
International Equity.............................       $  163,039          $77,780         $126,093
Pan Asia.........................................       $      473(2)             *                *
Small Cap Value..................................       $   61,755         $101,995         $398,478
Small Company Equity.............................       $  105,705          $35,664         $103,755

-----------------

 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


     For the period from June 26, 2000 through October 31, 2000, PDI received $10,901 in front-end sales charges in connection with purchases of Retail A Shares of the Growth Fund II. FD Distributors and PDI retained none of the amounts shown in the table above.


     PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. For the fiscal years ended October 31, 2000, 1999 and 1998, FD Distributors and/or PDI received contingent deferred sales charges in connection with Retail B Share redemptions as follows:


                                                           FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                      2000             1999              1998
----                                                      ----             ----              ----
Asset Allocation..................................     $  369,079        $299,927        $142,492
Equity Income.....................................     $   15,693          $3,829               *
Growth and Income.................................     $  222,339        $189,894        $107,798
Strategic Equity..................................     $    7,119          $5,711            $112(1)
Equity Value......................................     $  117,397         $79,351         $44,300
Equity Growth.....................................     $  273,944        $161,048         $65,766
International Equity..............................     $   15,689          $1,355               *

                                                           FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                      2000             1999              1998
----                                                      ----             ----              ----
Pan Asia..........................................     $        0(2)            *               *
Small Cap Value...................................     $    9,315          $2,464               *
Small Company Equity..............................     $   53,189         $52,313         $38,792

-----------------

 * The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.
**   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


     For the period from June 26, 2000 through October 31, 2000, PDI received $498 in connection with redemptions of Retail B Shares of the Growth Fund II. Neither PDI nor FD Distributors retained of the amounts shown in the table above.


     The following table shows all sales charges, commissions and other compensation received by PDI and/or FD Distributors directly or indirectly from the Funds during the fiscal year or period ended October 31, 2000:


                                                                           Brokerage
                          Net Underwriting        Compensation on       Commissions in
                            Discounts and         Redemption and        Connection with                Other
Fund                       Commissions(1)          Repurchase(2)        Fund Transactions          Compensation(3)
----                       --------------          -------------        -----------------          ---------------
Asset
  Allocation                  $  907,755             $ 369,079                 $0                   $1,980,842
Equity Income                 $   53,492             $  15,693                 $0                   $  597,521
Growth and Income             $  376,798             $ 222,339                 $0                   $1,232,158
Strategic Equity              $   17,306             $   7,119                 $0                   $   36,068
Equity Value                  $  226,453             $ 117,397                 $0                   $  990,852
Equity Growth                 $1,296,550             $ 273,944                 $0                   $2,375,039
Growth Fund II(4)             $   11,399             $     498                 $0                   $      710
International
  Equity                      $  178,728             $  15,689                 $0                   $  328,896
Pan Asia(5)                   $      473             $       0                 $0                   $       72
Small Cap Value               $   71,070             $   9,315                 $0                   $  264,918
Small Company
  Equity                      $  158,894             $  53,189                 $0                   $  473,248

----------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 2000, which includes fees accrued in the fiscal year ended October 31,

     1999, which were paid in 2000 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).
(4)  For the period June 26, 2000 through October 31, 2000.
(5) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


                                    AUDITORS

     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds ("Annual Report") and incorporated by reference into this Statement of Additional Information for the fiscal years ended October 31, 2000 and 1999 have been audited by Ernst & Young LLP.


     Prior to the Reorganization, PricewaterhouseCoopers LLP, with offices at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, served as independent auditors for the Predecessor Fund. The financial highlights for the Predecessor Fund for each of the years or periods in the five-year period ended May 31, 2000 included in the Prospectuses and the financial statements contained in the Predecessor Fund's Annual Report to Shareholders dated May 31, 2000 and incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP.


                                     COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                                 CODES OF ETHICS


         Galaxy, Fleet, Oechsle and UOBGC have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.


                        PERFORMANCE AND YIELD INFORMATION

     Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

     The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                     6
              YIELD = 2[(a-b)/cd +1 )  - 1]

Where:        a =     dividends and interest earned by a Fund during the period;

              b =     expenses accrued for the period (net of reimbursements);

              c = average daily number of shares outstanding during the period entitled to receive dividends; and

              d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculation, the standard yields for Retail A Shares, Retail B Shares and Trust Shares of the Funds for the 30-day period ended October 31, 2000 were as set forth below:

FUND                                 RETAIL A         RETAIL B           TRUST
----                                 --------         --------           -----
Asset Allocation...............       2.20%             1.55%            2.50%
Equity Income..................       1.51%             1.81%            1.88%
Growth and Income..............       0.69%             0.52%            0.94%
Strategic Equity...............       0.50%             0.62%            0.70%
Equity Value...................       0.50%             0.60%            0.75%
Equity Growth..................       0.46%             0.64%            0.73%
Growth Fund II.................      -0.07%            -0.07%           -0.07%
International Equity...........       0.23%             0.51%            0.61%
Pan Asia.......................        N/A**             N/A**            N/A**
Small Cap Value................       0.45%             0.67%            0.77%
Small Company Equity...........      -0.41%            -0.26%            0.03%


**   The Pan Asia Fund does not advertise standardized yield.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:
                                               1/n
                              T = [(ERV/P) - 1]

          Where:    T =   average annual total return;

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                    P =   hypothetical initial payment of $1,000; and

                    n =   period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return =    [(ERV/P) - l]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date,

(2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

     The aggregate total returns for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds from the date of initial public offering to October 31, 2000 are set forth below:

FUND                                      RETAIL A(1)    RETAIL B          TRUST
----                                      --------       --------          -----
Asset Allocation..................       153.98%(2)       69.73%(3)      172.61%(2)
Equity Income.....................       239.73%(4)       14.22%*        270.49%(4)
Growth and Income.................       184.52%(5)       82.41%(3)      208.22%(6)
Strategic Equity(7)...............        13.41%          13.47%          21.92%
Equity Value......................       359.19%(8)       83.07%(3)      398.61%(8)
Equity Growth.....................       384.90%(4)      135.98%(3)      427.58%(4)
Growth Fund II....................         2.66%(11)       3.76%(11)     155.66%(10)
International Equity..............       131.03%(2)       21.56%*        153.46%(2)
Pan Asia(9).......................       -11.03%         -10.51%          -5.60%
Small Cap Value...................       163.06%(5)       22.88%*        186.01%(6)
Small Company Equity..............       172.11%(2)       54.47%(3)      197.27%(2)

----------------

 * For the period from November 1, 1998 (initial public offering date) through October 31, 2000.
(1) On September 7, 1995, Retail Shares of the Funds were redesignated "Retail A Shares."
(2) For the period from December 30, 1991 (initial public offering date) through October 31, 2000.
(3) For the period from March 4, 1996 (initial public offering date) through October 31, 2000.
(4) For the period from December 14, 1990 (initial public offering date) through October 31, 2000.
(5) For the period from February 12, 1993 through October 31, 2000. The Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund began offering Investment Shares, which were similar to Retail A Shares, on February 13, 1993.
(6) For the period from December 14, 1992 (initial public offering date) through October 31, 2000. The Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund commenced operations on December 14, 1992, and initially offered Trust Shares, which were similar to Galaxy Trust Shares.
(7) For the period from March 4, 1998 (initial public offering date) through October 31, 2000.
(8) For the period from September 1, 1988 (initial public offering date) through October 31, 2000.
(9) For the period from September 1, 2000 (initial public offering date) through October 31, 2000.
(10) For the period from March 28, 1996 (initial public offering date) through October 31, 2000. The Predecessor Growth Fund commenced operations on March 28, 1996 and initially offered Shares, which were similar to Galaxy Trust Shares.
(11) For the period from June 26, 2000 (initial public offering date) through October 31, 2000.

     The average annual total returns for Retail A Shares, Retail B Shares and Trust Shares of the Funds for the one-year, five-year and ten-year periods (as applicable) ended October 31, 2000 are as set forth below:


                                       RETAIL A                        RETAIL B                       TRUST
                                       --------                        --------                       -----
                              ONE-       FIVE-     TEN-       ONE-       FIVE-     TEN-      ONE-      FIVE-     TEN-
FUND                          YEAR       YEAR      YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
----                          ----       ----      ----       ----       ----      ----      ----      ----      ----
Asset Allocation......        3.67%      12.69%      *        4.20%        *         *      10.21%    14.23%       *
Equity Income.........        2.22%      13.74%      *        3.17%       **        **       8.94%    15.60%       *
Growth and Income.....         2.82%     15.16%      *        3.35%        *         *       9.38%    16.85%       *
Strategic Equity......        14.17%       *         *        15.33%       *         *      21.69%       *         *
Equity Value..........        1.60%      15.03%    15.61%     2.50%        *         *       8.22%    16.82%    16.57%
Equity Growth.........       11.38%      20.93%      *        12.29%       *         *      18.63%    22.86%       *
Growth Fund II                  *          *         *          *          *         *      51.00%       *         *
International Equity..        -7.14%     11.83%      *        -6.86%      **        **      -1.08%    13.78%       *
Pan Asia                        *          *         *          *          *         *         *         *         *
Small Cap Value.......        14.96%     13.75%      *        16.06%      **        **      22.62%    15.56%       *
Small Company Equity..        30.87%     10.37%      *        32.82%       *         *      39.43%    12.19%       *

-----------------------

*    Not offered during the full period.
** The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.

PERFORMANCE REPORTING

     From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

     Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds, as applicable.

     The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

     The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

     The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

     The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

     As of February 13, 2001, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding shares of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    TRUST SHARES                       99.74%
    Fleet National Bank
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL B SHARES
    Steven R. Schwartz                  5.49%
    2393 Lake Elmo Avenue N.
    Lake Elmo, MN 55042-8407

    BKB SHARES
    James H. Furneaux &                 5.56%
    Carol S. Furneaux
    JTTEN
    810 Concord Road
    Carlisle, MA  01741-1523

    Mellon Bank (DE) NA                 5.48%
    Enhanced Cash Fund
    Wilshire Enhanced Tax
    Index Trust
    135 Sentilli Highway
    Everett, MA 02149-1906

TAX-EXEMPT MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank               100.00%
    P.O. Box 92800
    Rochester, NY 14692-8900

    BKB SHARES
    Bob & Co.                           8.88%
    Treasury
    Attn:  A.J. Ferullo
    100 Federal St #01-12-02
    Mailstop: MADE 10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gilbert L. Wade                     5.68%
    143 Avenue B
    Apartment 6A
    New York, NY 10009-5026

GOVERNMENT MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.33%
    P.O. Box 92800
    Rochester, NY 14692-8900

U.S. TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                95.94%
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL A SHARES
    US Clearing A Division             15.58%
    of Fleet Securities Inc.
    26 Broadway
    New York, NY 10004-1703

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                18.81%
    P.O. Box 92800
    Rochester, NY  14692-8900

    Bob & Co.                           7.80%
    Treasury Attn: A. J. Ferullo
    100 Federal St #01-13-07
    Mail Stop: MADE10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Fleet Bank Omnibus                 60.20%
    Steven P. Suchecki
    20 Church Street
    Hartford, CT  06103

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.93%
    P.O. Box 92800
    Rochester, NY 14692-8900

INSTITUTIONAL MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                24.45%
    P.O. Box 92800
    Rochester, NY 14692-8900

    US Clearing A Division Of           7.29%
    Fleet Securities Inc.
    26 Broadway
    New York, NY  10004-1703

    Bob & Co. Treasury                 45.11%
    Mail Stop: MADE 10013E
    Attn:  A.J. Ferullo
    100 Federal Street
    #01-13-07
    Boston, MA  02110-1802

    Tweeter HomeEntertainment           5.03%
    Group Financing Company
    Trust
    10 Pequot Way
    Canton, MA  02021-2306

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MASSACHUSETTS MUNICIPAL
    MONEY MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                36.40%
    P.O. Box 92800
    Rochester, NY 14692-8900

    U.S. Clearing A Division of        20.57%
    Fleet Securities, Inc.
    26 Broadway
    New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY
    MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                45.35%
    P.O. Box 92800
    Rochester, NY  14692-8900

    William L. Bucknall                 5.05%
    Norma Lee Bucknall
    5 Oak Ridge Dr.
    Bethany, CT  06524-3117

EQUITY VALUE FUND
    TRUST SHARES
    Gales & Co.                        69.22%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        10.66%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

EQUITY GROWTH FUND
    TRUST SHARES
    Gales & Co.                        67.14%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.37%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        15.24%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of           5.80%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th Street, Apt. 359
    Baltimore, MD 21211-2176

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    NH Bragg & Sons                    87.06%
    401(K) Profit Sharing Plan
    Lawrence S. Cronkite and
    John Bragg TTEES
    92 Perry Road
    P.O. Box 927
    Bangore, ME 04402-0927

    PRIME B SHARES
    US Clearing A Division of          19.22%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          12.42%
    Fleet Securities Inc.
    FBO# 166-31108-21
    Frank Catanho, Trustee of
    the Frank Catanho
    1996 Trust Dated 10/22/96
    24297 Mission Blvd.
    Hayward, NY 94544-1020

    US Clearing A Division of          12.06%
    Fleet Securities Inc.
    FBO# 024-90318-16
    Lynn C. Sherrie
    P.O. Box 316
    Wilson, NY 14172-0316

    US Clearing A Division of          10.40%
    Fleet Securities Inc.
    FBO# 221-00085-18
    Walter M. Swiecicki &
    Cathleen Swiecicki  JT WROS
    119 Old Beekman Road
    Monmouth Junction, NJ
    08852-3114

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           5.71%
    Fleet Securities Inc.
    FBO# 244-90004-19
    W P Fleming
    66500 E 253rd
    Grove, OK 74344-6163

    US Clearing Corporation             5.62%
    FBO# 131-98122-18
    Elaine B. Odessa
    9 Newman Road
    Pantucket, RI 02860-6183

GROWTH FUND II
    TRUST SHARES
    Gales & Co.                        19.67%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        10.25%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        69.61%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           9.32%
    Fleet Securities Inc.
    FBO# 245-94671-10
    Elliot Entner
    16 Paul Revere Road
    Sharon, MA 02067-2213

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Kie Y Ahn                          16.50%
    Bok S Ahn JT WROS
    639 Quaker Street
    Chappaqua, NY 10514-1507

    RETAIL B SHARES
    US Clearing A Division of           6.73%
    Fleet Securities Inc.
    FBO 979-00486-16
    Joseph Papai Jr.
    918 Lee Avenue
    North Brunswick, NJ
    08902-2351

    Fleet Bank NA                       5.07%
    Cust of the Rollover IRA
    FBO Juan Rosai
    25 Crestview Dr.
    North Haven, CT  06473

EQUITY INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        33.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        12.03%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    TRUST SHARES
    Gales & Co.                        30.92%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        27.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.73%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    Charles Schwab & Co. Inc.          10.14%
    Special Custody Acct. for
    Exclusive of Customers
    Attn: Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122

    PRIME A SHARES                     80.62%
    US Clearing A Division of
    Fleet Securities Inc.
    FBO 125-98055-11
    Albert F Twanmo
    6508 81st St.
    Cabin John, MD 20818-1203

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.83%
    Fleet Securities Inc.
    FBO 136-99157-13
    Jon-Paul Dadaian
    178 Clarken Drive
    West Orange, NJ 07052-3441

    PRIME B SHARES US
    Clearing A Division of             69.62%
    Fleet Securities Inc.
    FBO# 102-59241-17
    Church & Friary of St.
    Francis of Assisi
    c/o Fr. Peter Brophy OFM
    135 West 31st St.
    New York, NY 10001-3405

    US Clearing Corp                    5.46%
    FBO# 244-90026-13
    Guido Guinasso
    418 College Avenue
    San Francisco, CA  94112-1114

    BKB SHARES
    National Financial                  5.59%
    Services Corp
    For the Exclusive Benefit of
    Customers
    P.O. Box 3908
    Church Street Station
    New York, NY 10008-3908

GROWTH AND INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        41.18%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.23%
    Fleet Securities Inc.
    FBO# 160-27022-17
    Linda Shaw, Trustee for the
    Linda J Shaw Trust
    920 Meadows Road
    Geneva, IL 60134-3052

    US Clearing A Division of          28.37%
    Fleet Securities Inc.
    FBO# 113-27816-16
    Pamela M Fein
    68 Oak Ridge Drive
    Bethany, CT 06524-3118

    US Clearing A Division of          25.85%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    PRIME B SHARES
    US Clearing A Division of          29.97%
    Fleet Securities Inc.
    FBO# 147-97497-13
    Martin Allen Sante
    8858 Moanalua Way
    Diamondhead, MS 39525

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          18.15%
    Fleet Securities Inc.
    FBO# 103-31744-16
    Irwin Luftig & Elaine Luftig
    6119 Bear Creek Ct
    Lake Worth, FL 33467-6812

    US Clearing A Division of          16.81%
    Fleet Securities Inc.
    FBO# 148-28677-18
    Linda M. Berke & Michael E.
    Berke JT TEN
    30941 Westwood Road
    Farmington Hills, MI
    48331-1466

    US Clearing A Division of          16.40%
    Fleet Securities Inc.
    FBO# 147-29019-15
    Walter W Quan
    2617 Skyline Drive
    Lorain, OH 44053-2243

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 013-90166-12
    Florence G. St. Onge
    34 Cedar Lane
    Warren, RI 02885-2236

    US Clearing A Division of           6.04%
    Fleet Securities Inc.
    FBO# 108-00116-10
    Michael Kennedy &
    Carleen Kennedy    JT WROS
    12 Walton Avenue
    Locust Valley, NY 11560-1227

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
ASSET ALLOCATION FUND
    TRUST SHARES
    Gales & Co.                        92.05%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.52%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          30.60%
    Fleet Securities Inc.
    FBO# 114-97238-17
    Sara Mallow
    6415 NW 24th Street
    Boca Raton, FL 33434-4320

    US Clearing A Division of          21.95%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    US Clearing Corp                   11.21%
    FBO 170-01663-15
    Nicholas G. Roselli
    216 Root Road
    Westfield, MA 01085-9832

    US Clearing A Division of          14.97%
    Fleet Securities Inc.
    FBO 194-97099-17
    James Kenneth Winter
    2523 Greenridge Dr.
    Belden, MS  08826-9530

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    U.S. Clearing Corp.                 5.21%
    FBO 155-98529-16
    Frederick B. Gatt
    144 Jay Street
    Albany, NY 12210-1806

    PRIME B SHARES
    US Clearing A Division of          10.93%
    Fleet Securities Inc.
    FBO# 138-97818-14
    Carol Y Foster
    524 Marie Avenue
    Blountstown, FL 32424-1218

    US Clearing A Division of          10.43%
    Fleet Securities Inc.
    FBO# 102-92974-11
    Ann E Herzog
    74 Tacoma Street
    Staten Island, NY 10304-4222

    US Clearing A Division of           6.95%
    Fleet Securities Inc.
    FBO# 166-98559-16
    Ann P Sargent
    422 Los Encinos Avenue
    San Jose, CA 95134-1336

    US Clearing A Division of           6.75%
    Fleet Securities Inc.
    FBO# 166-97970-19
    Alicia E Schober
    10139 Ridgeway Drive
    Cupertino, CA 95014-2658

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.19%
    Fleet Securities Inc.
    FBO# 181-01324-13
    Paul R Thornton & Karin Z
    Thornton JT TEN
    1207 Oak Glen Lane
    Sugar Land, TX 77479-6175

    US Clearing Corp                    5.15%
    FBO# 013-00189-14
    David Paquin & Susan
    Paquin JT TEN
    Attn: Paul D Nunes VP
    100 Westminister St.
    RI/MO/F026
    Providence, RI 02903-2318

SMALL COMPANY EQUITY FUND
    TRUST SHARES
    Gales & Co.                        62.31%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        25.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        10.70%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    TRUST SHARES
    Gales & Co.                        44.32%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.34%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th, Apt. 359
    Baltimore, MD 21211-2176

    US Clearing A Division of          23.99%
    Fleet Securities Inc.
    FBO# 155-03619-17
    Frederick W Geissinger
    601 NW 2nd Street
    Evansville, IN 47708-1013

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.00%
    Fleet Securities Inc.
    FBO# 103-97564-14
    Thomas X McKenna
    170 Turtle Creek Drive
    Tequesta, FL 33469-1547

    US Clearing A Division of          11.81%
    Fleet Securities Inc.
    FBO# 103-31296-18
    Edward U Roddy III
    109 Angler Avenue
    Palm Beach, FL 33480-3101

    PRIME B SHARES
    US Clearing A Division of          12.40%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          10.88%
    Fleet Securities Inc.
    FBO #162-27769-10
    Gilbert Shue & Eva
    Shue-Trustees
    Shue FamilyTrust-DTD
    11/8/84
    10119 Riverside Dr.
    Ontario, CA  91761-7814

    US Clearing A Division of           8.40%
    Fleet Securities Inc.
    FBO# 107-30623-15
    Andrejs Zvejnieks
    2337 Christopher Walk
    Atlanta, GA 30327-1110

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.54%
    Fleet Securities Inc.
    FBO# 223-97395-15
    Rufus O. Eddins, Jr.
    360 Dominion Circle
    Knoxville, TN 37922-2750

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 221-97250-13
    Michael A Veschi
    106 Exmoor Court
    Leesburg, VA 20176-2049

    US Clearing Corp                    5.74%
    FBO# 138-30212-17
    Virginia Godenrath T.O.D.
    Robert Godenrath
    5925 Shore Boulevard South
    #104
    Gulfport, FL 33707-5904

    US Clearing Corp                    5.01%
    FBO# 108-98907-17
    Linda Lecessi - Karp
    141 Norwood Avenue
    Malverne, NY 11565-1422

STRATEGIC EQUITY FUND
    TRUST SHARES
    Gales & Co.                        92.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.60%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    US Clearing A Division of           5.85%
    Fleet Securities Inc.
    FBO 978-12453-12
    Violet K. Saidnehr
    260 Middle Neck Road
    Great Neck, NY  11021-1175

PAN-ASIA FUND
    TRUST SHARES
    FIM Funding, Inc.                 100.00%
    Attn:  Richard Joseph
    150 Federal Street
    Boston, MA  02109

    RETAIL A SHARES
    Anthony P. Vericco                  6.41%
    & Antonia Vericco JTWROS
    32 Susan Drive
    Saugus, MA 01906

    John J. Mancini                    13.42%
    Anthony Mancini JT TEN
    114 Alpine Road
    Portland, ME 04103-2804

    Fleet Bank                          8.27%
    Cust For the IRA Plan FBO
    Susan A. Bird
    30 Lafayette Ave
    Somerset, NJ 08873-2556

    Adelaide Donohue &                 40.14%
    Matthew Donohue
    JT WROS
    PO Box 230
    Southampton , NY 11969

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Striplin Family Trust               5.57%
    Dave Striplin & Kristin
    Striplin JT WROS PDAA
    U/T/A DTD 1-22-2001
    1705 Vista Del Monte
    Aubum, CA 95603-6104

    RETAIL B SHARES
    Fleet Bank NA                      51.72%
    Cust of the Rollover IRA
    FBO Ben V. Phan
    120 Stoughton Street
    Dorchester, MA 02125-1900

    FIM Funding, Inc.                   9.15%
    Attn:  Richard Joseph
    150 Federal Street
    4th Floor
    Boston, MA  02109

    US Clearing A Division of           9.61%
    Fleet Securities Inc.
    FBO 245-901434-13
    Anthony M. Savoy
    103 Oak Street
    Indian Orchard, MA
    01151-1538

    US Clearing A Division of          21.92%
    Fleet Securities Inc.
    FBO 245-94856-17
    Daniel Coletti
    465 Lexington Street
    Waltham, MA 02452

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERMEDIATE GOVERNMENT
    INCOME FUND
    TRUST SHARES
    Gales & Co.                        63.84%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        21.29%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        14.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL B SHARES
    Fleet Bank NACust of                8.30%
    Rollover IRA
    FBO Joel J. Corriveau Sr.
    28 Louise Ave
    Mathuen, MA 01844

    BKB SHARES
    Boott Mills                         8.20%
    c/o Richard D. Leggat
    25th Floor
    150 Federal Street
    Boston, MA  02110-1745

    Pipe Fitters Local 537              8.80%
    Health & Welfare Fund
    35 Travis Street #1
    Allston, MA  02134-1251

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
HIGH QUALITY BOND FUND
    TRUST SHARES
    Gales & Co.                        32.63%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.02%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        48.87%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          19.45%
    Fleet Securities Inc.
    FBO# 103-30971-12
    Doris G Schack
    FBO - Doris G Schack Living
    Trust
    9161 East Evans
    Scottsdale, AZ 85260-7575

    US Clearing A Division of          54.49%
    Fleet Securities Inc.
    FBO# 132-90090-11
    Virginia Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.99%
    Fleet Securities Inc.
    FBO# 013-02964-11
    Jane L Grayhurst
    770 Boylston St., Apt 10G
    Boston, MA 02199-7709

    US Clearing A Division of          16.92%
    Fleet Securities Inc.
    FBO 132-47141-10
    Virginia A. Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

    PRIME B SHARES
    US Clearing A Division of          33.43%
    Fleet Securities Inc.
    FBO# 200-70099-19
    Neil C Feldman
    11 Cottage Lane
    Marlboro, NJ 07746-2124

    US Clearing A Division of          13.49%
    Fleet Securities Inc.
    FBO# 119-97697-10
    Ira Zornberg
    4219 Nautilus Avenue
    Brooklyn, NY 11224-1019

    US Clearing A Division of          12.79%
    Fleet Securities Inc.
    FBO# 147-24459-13
    Jay Robert Klein
    26800 Amhearst Circle #209
    Cleveland, OH 44122-7572

    US Clearing A Division of          14.37%
    Fleet Securities Inc.
    FBO# 230-02116-18
    Marjorie Dion
    301 Raimond Street
    Yaphank, NY 11980-9725

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.60%
    Fleet Securities Inc.
    FBO# 157-98031-13
    Patricia Fusco
    112 E. Chapel Avenue
    Cherry Hill, NJ 08034-1204

    US Clearing A Division of           6.37%
    Fleet Securities Inc.
    FBO# 238-97175-19
    Marie Gottfried
    10208 Andover Coach
    Circle H-2
    Lake Worth, FL 33467-8158

SHORT-TERM BOND FUND
    TRUST SHARES
    Gales & Co.                        32.42%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        55.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        11.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    Chelsea Police Relief              13.56%
    Assoc.
    John R. Phillips Treas. &
    Michael McCona Clerk
    180 Crescent Avenue
    Chelsea, MA  02150-3017

    Josue Colon Cust                    7.87%
    Hazel Colon UGMA CT
    400 Lasalle St
    New Britain, CT  06051-1316

    Elizabeth Mugar                     7.19%
    10 Chestnut St.
    Apt. 1808
    Springfield, MA  01103-1709

    US Clearing A Division of           5.28%
    Fleet Securities Inc.
    FBD 979-99169-12
    Andrew Crill
    P.O. Box 51-31 Bedle St.
    Belle Mead, NJ 08502-0051

    US Clearing Corp                    5.32%
    FBO 979-14631-11
    Frrank Badics & Theresa
    Badics JT TEN
    9 Elmwood Drive
    Milltown, NJ 08850-1636

TAX-EXEMPT BOND FUND
    TRUST SHARES
    Gales & Co.                        37.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        25.16%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        36.26%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           5.81%
    Fleet Securities Inc.
    FBO 979-14339-16 JTTEN
    Charles Dagraca & Barbara
    Dagraca
    20 William Penn Rd.
    Warren, NJ 07059-5079

    RETAIL B SHARES
    Sylvia Fendler                     11.00%
    72 Brinkerhoff Ave.
    Stamford, Ct. 06905

    Frances E. Stady                    5.62%
    P.O. BOX 433
    3176 Main St.
    Yorkshire, NY  14173-0433

INTERMEDIATE TAX-EXEMPT
    BOND FUND
    TRUST SHARES
    Gales & Co.                         6.58%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        91.39%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

    RETAIL A SHARES
    PFPC Inc.                          96.45%
    Attn: William Greilich
    4400 Computer Drive
    Westboro, MA  01581

    BKB SHARES
    Charles Schwab & Co.               31.94%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Richard F. Messing                  5.73%
    3310 South Ocean Blvd.
    Apartment # 532
    Highland Beach, FL 33487

CONNECTICUT MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        72.28%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        27.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL A SHARES
    US Clearing Corp.                   9.22%
    FBO 245-05810-18
    Jean N. Konstantino and
    Theodore P. Konstantino
    JT TEN
    44 Shore Road
    Clinton, CT 06413-236

CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        91.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    RETAIL A SHARES
    Maria Guarna & Nazzareno           70.36%
    Guarna JT WROS
    147 Woodbury Ave.
    Stamford, CT  06907

    Catherine J. Fellows               25.69%
    7 Pent Road
    Bloomfield, CT 06002-1518

    BKB SHARES
    Charles Schwab & Co.               25.69%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Kelly F. Shackelford                5.40%
    P.O. Box 672
    New Canaan, CT 06840-0672

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
FLORIDA MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        90.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                         8.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

MASSACHUSETTS MUNICIPAL
    BOND FUND
    TRUST SHARES
    Gales & Co.                        46.00%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        51.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

MASSACHUSETTS INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        80.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        18.54%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   10.74%
    FBO 245-01752-17
    Edward S. Konda & Wenja S.
    Konda JT WROS JT/TEN
    501 Lexington St.
    Unit 19
    Waltham, MA  02452-3034

    US Clearing A Division of          16.09%
    Fleet Securities Inc.
    FBO 245-03939-19
    William J. Tedoldi & Betsy
    M. Tedoldi JTTEN
    68 High St.
    Needham, MA  02492

    US Clearing A Division of          10.55%
    Fleet Securities Inc.
    FBO# 245-00100-00
    Marc P. Hayes & Helen Hayes
    JTTEN
    52 Phillips Farm Rd.
    Marshfield, MA  02050

    US Clearing Corp                   24.00%
    FBO 245-05961-15
    Daniel P. Anderson
    37 Maple Street
    Stoneham, MA 02180-2522

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing Corp                   19.36%
    FBO 225-00001-10
    Martin D. Cepkauskas & Marie
    A Cepkauskas
    JT/TEN
    P.O. Box 1164
    Eastham, MA 02462-1164

CORPORATE BOND FUND
    TRUST SHARES
    Gales & Co.                        36.71%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        35.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        22.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        87.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        12.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    Gales & Co.                        35.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        24.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    James R. McCulloch                  7.42%
    c/o Microfibre
    PO Box 1208
    Pawtucket, RI 02862-1208

    BKB SHARES
    US Clearing A Division of           6.11%
    Fleet Securities Inc.
    FBO #245-26616-10
    Pease & Curren Materials
    75 Pennsylvania Avenue
    Warwick, RI  02888-3028

    Charles Schwab & Co.                8.96%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    John J Almeida TR                   5.88%
    John J Almeida
    Revocable Trust
    U/A Dated May 15 1997
    517 Pleasant Street
    Pawtucket, RI 02860-5725

NEW YORK MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        65.27%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        29.49%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                         5.20%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   13.36%
    FBO 245-03768-15
    Marilyn J Brantley
    5954 Van Allen Road
    Belfast, NY 14711-8750

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        51.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        47.95%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing A Division of          10.85%
    Fleet Securities Inc.
    FBO 979-08676-19
    George L. Gutierrez &
    Nereida Gutierrez
    8 Old Farm Road
    Saddle River, NJ 07458-3106

    US Clearing A Division of          49.59%
    Fleet Securities Inc.
    FBO 979-10688-11
    John J. Delucca
    314 Ardmore Road
    Ho Ho Kus, NJ  07423-1110

    US Clearing Corp                   33.13%
    FBO 979-14430-14
    John R. Wright and Maria
    N. Wright JTTEN
    118 Woodland Road
    Montvale, NJ 07645

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    PRIME RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    GOVERNMENT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    TAX-EXEMPT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703


     As of February 13, 2001, the name, address and percentage ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    Stable Asset Fund                  12.35%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GOVERNMENT FUND
    Murphy John Davis TRUA              6.19%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

U.S. TREASURY FUND
    Loring Walcott Client              38.67%
    Sweep Acct
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY VALUE FUND
    Leviton MFG Co                      6.92%
    Sav Plan
    Ret c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY GROWTH FUND
    Fleet Savings Plus-Equity          23.82%
    Growth
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Nusco Retiree Health                6.76%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    Fleet Savings Plus                  8.94%
    Intl Equity
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY  14638

    FBF Pension Plan                    7.64%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

STRATEGIC EQUITY FUND
    FFG Retirement &                   88.25%
    Pension VDG
    c/o Fleet Financial Group
    159 East Main
    Rochester, NY 14638

HIGH QUALITY BOND FUND
    Fleet Savings Plus                 12.73%
    Plan-HQ Bond
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

SHORT TERM BOND FUND
    Brown Shoe Co.                      9.20%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

ASSET ALLOCATION FUND
    Fleet Savings Plus                 32.49%
    Asset Allocation
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL COMPANY EQUITY FUND
    Fleet Savings Plus                 38.25%
    Small Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

TAX EXEMPT BOND FUND
    Nusco Retiree Health               36.80%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CONNECTICUT MUNICIPAL
    BOND FUND
    John H. Duerden IMA                 7.06%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CORPORATE BOND FUND
    Cole Hersee Pension Plan            6.79%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GROWTH AND INCOME FUND
    Fleet Savings Plus-                41.84%
    Grth Income
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    FBF Pension Plan -                 23.13%
    Misc Assets
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc 401K P/S SCV                9.26%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc. 401K P/S                   5.56%
    Pln Aggressive
    c/o Norstar Trust Co
    Gales & Co.
    159 East Main
    Rochester, NY 14638

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Chartwell Insurance                19.29%
    Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

NEW JERSEY MUNICIPAL BOND
    FUND
    Perillo Tours                      19.16%
    c/o Norstar Trust
     Co/Gales & Co
    159 East Main
    Rochester, NY 14638

    Royal Chambord IMA                  9.58%
    c/o Norstar Trust
    Co/Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    McKee Wendell A.                    9.51%
    Marital Trust
    c/o Norstar Trust Co/Gales
    & Co
    159 East Main
    Rochester, NY 14638

    Dorothy L. Nelson                   6.41%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Robert Lawrence Jr.                 6.36%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

RHODE ISLAND MUNICIPAL
    BOND FUND
    CP Pritchard TR GST                13.25%
    Non-Exempt
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    Transwitch Cap                      9.41%
    Focus Acct B
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    Gail Munger Succ                   10.25%
    TTEE T.P. Parkas Tr
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    M.G./Michael Sendzimir              5.51%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

FLORIDA MUNICIPAL BOND FUND
    Pritchard TR B SH LP Hess           6.56%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    William M. Wood Trust               6.26%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    Charles G. Bancroft                 5.76%
    TR U/Will
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638



                              FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


     The Annual Report to Shareholders with respect to the Predecessor Fund for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information.

No other parts of the Annual Report to Shareholders are incorporated by reference herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Predecessor Funds' independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.


     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


     "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS


     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:


     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.


     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:


     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


     "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.


     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

     As stated above, the Growth and Income, Strategic Equity and Small Cap Value Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Growth and Income, Strategic Equity and Small Cap Value Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2001


GALAXY ASSET ALLOCATION FUND          GALAXY SHORT-TERM BOND FUND
GALAXY EQUITY INCOME FUND             GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GALAXY GROWTH AND INCOME FUND         GALAXY HIGH QUALITY BOND FUND
GALAXY STRATEGIC EQUITY FUND          GALAXY TAX-EXEMPT BOND FUND
GALAXY EQUITY VALUE FUND
GALAXY EQUITY GROWTH FUND
GALAXY INTERNATIONAL EQUITY FUND
GALAXY PAN ASIA FUND
GALAXY SMALL CAP VALUE FUND
GALAXY SMALL COMPANY EQUITY FUND

PRIME A SHARES AND PRIME B SHARES


       This Statement of Additional Information is not a prospectus. It relates to the prospectuses dated February 28, 2001 for Prime A Shares and Prime B Shares of the Funds (the "Prospectuses"). The Prospectuses, as they may be supplemented or revised from time to time, as well as the Funds' Annual Reports to Shareholders dated October 31, 2000 (the "Annual Reports"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)




       The financial statements included in the Annual Reports and the reports of Ernst & Young LLP, The Galaxy Fund's independent auditors, on the financial statements for the fiscal years ended October 31, 2000 and 1999 are incorporated by reference into this Statement of Additional Information.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

GENERAL INFORMATION...........................................................1
DESCRIPTION OF GALAXY AND ITS SHARES..........................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS.....................................5
    Asset Allocation Fund.....................................................5
    Equity Income Fund........................................................6
    Growth and Income Fund....................................................6
    Strategic Equity Fund.....................................................7
    Equity Value Fund.........................................................7
    Equity Growth Fund........................................................7
    International Equity Fund.................................................8
    Pan Asia Fund.............................................................9
    Small Cap Value Fund......................................................9
    Small Company Equity Fund................................................10
    Short-Term Bond Fund.....................................................10
    Intermediate Government Income Fund......................................11
    High Quality Bond Fund...................................................12
    Tax-Exempt Bond Fund.....................................................12
    Special Risk Considerations..............................................12
    Foreign Securities.......................................................12
    European Currency Unification............................................13
    Asia and the Pacific Basin - Pan Asia Fund...............................13
    Japan - Pan Asia Fund....................................................14
    General Risk Considerations..............................................15
    Other Investment Policies And Risk Considerations........................16
    Ratings..................................................................16
    U.S. Government Obligations And Money Market Instruments.................17
    Variable And Floating Rate Obligations...................................19
    Municipal Securities.....................................................19
    Stand-by Commitments.....................................................21
    Private Activity Bonds...................................................22
    Repurchase And Reverse Repurchase Agreements.............................22
    Securities Lending.......................................................23
    Investment Company Securities............................................23
    Custodial Receipts and Certificates Of Participation.....................24
    REITs....................................................................25
    Derivative Securities....................................................25
    American, European and Global Depository Receipts........................39
    Asset-Backed Securities..................................................39
    Mortgage-Backed Securities...............................................40
    Mortgage Dollar Rolls....................................................41
    Convertible Securities...................................................42
    When-Issued, Forward Commitment and Delayed Settlement Transactions......43

    Stripped Obligations.....................................................44
    Guaranteed Investment Contracts..........................................45
    Bank Investment Contracts................................................45
    Restricted and Illiquid Securities.......................................45
    U.S. Treasury Rolls......................................................46
    Portfolio Turnover.......................................................46
INVESTMENT LIMITATIONS.......................................................47
VALUATION OF PORTFOLIO SECURITIES............................................58
    Valuation of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small
    Company Equity Funds.....................................................58
    Valuation of the International Equity and Pan Asia Funds.................58
    Valuation of the Bond Funds..............................................59
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................59
    Purchases Of Prime A Shares And Prime B Shares...........................59
    General..................................................................59
    Applicable Sales Charge -- Prime A Shares................................60
    Computation Of Offering Price - Prime A Shares...........................62
    Quantity Discounts.......................................................64
    Applicable Sales Charge - Prime B Shares.................................66
    Characteristics Of Prime A Shares And Prime B Shares.....................67
    Factors To Consider When Selecting Prime A Shares Or Prime B Shares......68
    Redemption Of Prime A Shares And Prime B Shares..........................69
EXCHANGE PRIVILEGE...........................................................69
TAXES........................................................................70
    In General...............................................................70
    State And Local..........................................................71
    Taxation Of Certain Financial Instruments................................72
TRUSTEES AND OFFICERS........................................................72
    Shareholder And Trustee Liability........................................76
INVESTMENT ADVISER AND SUB-ADVISER...........................................77
ADMINISTRATOR................................................................81
CUSTODIAN AND TRANSFER AGENT.................................................83
EXPENSES.....................................................................83
PORTFOLIO TRANSACTIONS.......................................................84
DISTRIBUTION PLANS...........................................................87
    Prime A Shares Plan......................................................87
    Prime B Shares Plan......................................................88
    Both Distribution Plans..................................................90
DISTRIBUTOR..................................................................91
AUDITORS.....................................................................94
COUNSEL......................................................................94
CODES OF ETHICS..............................................................94
PERFORMANCE AND YIELD INFORMATION............................................94
    Performance Reporting....................................................98
MISCELLANEOUS...............................................................100

FINANCIAL STATEMENTS........................................................123
APPENDIX A..................................................................A-1
APPENDIX B..................................................................B-1

                               GENERAL INFORMATION


       This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Prime A Shares and Prime B Shares of the fourteen Funds listed on the cover page. Each Fund also offers Retail A Shares, Retail B Shares and Trust Shares, which are described in separate statements of additional information and related prospectuses. The Asset Allocation, Growth and Income, International Equity, Short-Term Bond, Intermediate Government Income and High Quality Bond Funds also offer BKB Shares, which are described in a separate statement of additional information and related prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

       SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES


       The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Florida Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in an additional investment portfolio, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity

Fund and the New York Municipal Money Market Fund had not commenced investment operations.

       The Growth and Income Fund and Small Cap Value Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.

       As of the date of the Annual Reports, the Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds had not offered Prime A Shares and Prime B Shares to investors.

       Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class C shares (Trust Shares), Class C - Special Series 1 shares (Retail A Shares), Class C - Special Series 2 shares (Retail B Shares), Class C - Special Series 3 shares (Prime A Shares) and Class C - Special Series 4 shares (Prime B Shares), each series representing interests in the Equity Value Fund; Class D shares (Trust Shares), Class D - Special Series 1 shares (Retail A Shares), Class D - Special Series 2 shares (Retail B Shares), Class D - Special Series 3 shares (Prime A Shares), Class D - Special Series 4 shares (Prime B Shares) and Class D
- Special Series 5 shares (BKB Shares), each series representing interests in the Intermediate Government Income Fund; Class G - Series 1 shares (Trust Shares), Class G - Series 2 shares (Retail A Shares), Class G - Series 3 shares (Retail B Shares), Class G - Series 4 shares (Prime A Shares), Class G - Series 5 shares (Prime B Shares), Class G - Series 6 shares (BKB Shares), each series representing interests in the International Equity Fund; Class H - Series 1 shares (Trust Shares), Class H - Series 2 shares (Retail A Shares), Class H - Series 3 shares (Retail B Shares), Class H - Series 4 shares (Prime A Shares) and Class H - Series 5 shares (Prime B Shares), each series representing interests in the Equity Growth Fund; Class I - Series 1 shares (Trust Shares), Class I - Series 2 shares (Retail A Shares), Class I - Series 3 shares (Retail B Shares), Class I - Series 4 shares (Prime A Shares) and Class I - Series 5 shares (Prime B Shares), each series representing interests in the Equity Income Fund; Class J - Series 1 shares (Trust Shares), Class J - Series 2 shares (Retail A Shares), Class J - Series 3 shares (Retail B Shares), Class J - Series 4 shares (Prime A Shares), Class J - Series 5 shares (Prime B Shares) and Class J - Series 6 shares (BKB Shares), each series representing interests in the High Quality Bond Fund; Class K - Series 1 shares (Trust Shares), Class K - Series 2 shares (Retail A Shares), Class K - Series 3 shares (Retail B Shares), Class K - Series 4 shares (Prime A Shares) and Class K - Series 5 shares (Prime B Shares), each series representing interests in the Small Company Equity Fund; Class L - Series 1 shares (Trust Shares), Class L -

Series 2 shares (Retail A Shares), Class L - Series 3 shares (Retail B Shares), Class L - Series 4 shares (Prime A Shares), Class L - Series 5 shares (Prime B Shares) and Class L - Series 6 shares (BKB Shares), each series representing interests in the Short-Term Bond Fund; Class M - Series 1 shares (Trust Shares), Class M - Series 2 shares (Retail A Shares), Class M - Series 3 shares (Retail B shares), Class M - Series 4 shares (Prime A Shares) and Class M - Series 5 shares (Prime B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class N - Series 1 shares (Trust Shares), Class N - Series 2 shares (Retail A Shares), Class N - Series 3 shares (Retail B Shares), Class N -
Series 4 shares (Prime A Shares), Class N - Series 5 shares (Prime B Shares) and Class N - Series 6 shares (BKB Shares), each series representing interests in the Asset Allocation Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares), Class U - Series 3 shares (Retail B Shares), Class U - Series 4 shares (Prime A Shares), Class U - Series 5 shares (Prime B Shares) and Class U - Series 6 shares (BKB Shares), each series representing interests in the Growth and Income Fund; Class X - Series 1 shares (Trust Shares), Class X - Series 2 shares (Retail A Shares), Class X - Series 3 shares (Retail B Shares), Class X - Series 4 shares (Prime A Shares) and Class X - Series 5 shares (Prime B Shares), each series representing interests in the Small Cap Value Fund; Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares), Class AA - Series 3 shares (Retail B Shares), Class AA - Series 4 shares (Prime A Shares) and Class AA - Series 5 shares (Prime B Shares), each series representing interests in the Strategic Equity Fund; Class NN - Series 1 shares (Trust Shares), Class NN - Series 2 shares (Retail A shares), Class NN - Series 3 shares (Retail B Shares), Class NN - Series 4 shares (Prime A Shares) and Class NN - 5 (Prime B shares), each series represents interests in the Pan Asia Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

       Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

       Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Prime A Shares will bear the expenses of the Distribution Plan for Prime A Shares and holders of Prime B Shares will bear the expenses of the Distribution and Services Plan for Prime B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Distribution Plan" and "Distribution and Services Plan" below.

       In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

       Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Prime A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution Plan for Prime A and only Prime B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Prime B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

       Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

       Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

       Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS


       Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, Oechsle International Advisors, LLC ("Oechsle"), the International Equity Fund's sub-adviser, and UOB Global Capital LLC ("UOBGC"), the Pan Asia Fund's sub-adviser will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

ASSET ALLOCATION FUND

       The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

EQUITY INCOME FUND

       In addition to common stocks, the Equity Income Fund may also invest in securities convertible into common stock that offer income potential. See "Other Investment Policies and Risk Considerations - Convertible Securities" below. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

GROWTH AND INCOME FUND

       Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and Global Depository Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk

Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

STRATEGIC EQUITY FUND

       Under normal market and economic conditions, the Strategic Equity Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and GDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

EQUITY VALUE FUND

       Under normal market and economic conditions, the Equity Value Fund invests at least 75% of its total assets in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Other Investment Policies and Risk Considerations - Convertible Securities" below.

       The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

EQUITY GROWTH FUND

       Convertible securities purchased by the Equity Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.

       The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

INTERNATIONAL EQUITY FUND

       The International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

       The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

       Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

       Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

       See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

PAN ASIA FUND


       The Pan Asia Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.


       Securities issued in certain countries may be accessible only through investment in other investment companies that are specifically authorized to invest in such securities. The Fund does not currently intend to invest in countries in which it can only invest in securities through other investment companies, but the Fund reserves the right to do so. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."


       Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. The Fund may also enter into foreign currency exchange contracts to hedge against currency risk. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.


       See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the Fund.

SMALL CAP VALUE FUND

       In addition to common stocks, the Small Cap Value Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

SMALL COMPANY EQUITY FUND

       In addition to common stocks, the Small Company Equity Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies that have market capitalizations of $1.5 billion or less. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

       The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

SHORT-TERM BOND FUND

       In addition to its principal investment strategies and policies as described in its Prospectus, the Short-Term Bond Fund may also invest, from time to time, in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Consideration-Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

       The obligations of foreign banks and obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities in which the Fund may invest include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

       The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

INTERMEDIATE GOVERNMENT INCOME FUND

       In addition to its principal investment strategies and policies as described in its Prospectus, the Intermediate Government Income Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

HIGH QUALITY BOND FUND

       In addition to its principal investment strategies and policies as described in its Prospectus, the High Quality Bond Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in the market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

TAX-EXEMPT BOND FUND

       As a matter of fundamental policy that cannot be changed without the requisite consent of the Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in municipal securities, primarily bonds (at least 65% under normal market conditions).

       See "Special Considerations and Risks" and Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

       Investments by the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia, Small Cap Value and Small Company Equity Funds (the "Equity Funds") and Short-Term Bond Fund in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

       Although the Equity Funds and Short-Term Bond Fund may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Equity Funds and Short-Term Bond Fund are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

       Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

EUROPEAN CURRENCY UNIFICATION

       Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

       This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

ASIA AND THE PACIFIC BASIN - PAN ASIA FUND


       Many Asian countries may be subject to greater social, political and economic instability than is experienced in the United States. This instability may result from (a) authoritarian governments, (b) military involvement in political and economic decisions, (c) unrest associated with demands of the people for improved social, economic and political conditions, (d) internal insurgencies, (e) hostilities with neighboring countries, and (f) ethnic, religious and racial estrangement.


       Most Asian countries depend heavily on international trade and are therefore impacted by trade barriers and the economic conditions of their trading partners. The economies of Asian countries could be adversely affected by the enactment of protective trade legislation by principal trading partners, reduction of foreign investment in Asian countries, or a general decline in international securities markets.


       Many developing Asian countries have experienced rapid economic growth driven by the success of market reforms and a boost in infrastructure expenditures. Growth of large middle classes and increased consumer spending have resulted from rapid increases in household incomes. Although the rise in domestic demand has lessened reliance on exports in many developing Asian countries, enhanced competition in export markets has also contributed to the economic growth of many of these countries. Productivity improvements has enabled many Asian countries to achieve or maintain their status as top importers while at the same time improving domestic living standards.


       Southeast Asian currency markets experienced severe selling pressures from abroad during the fourth quarter of 1997, with heavy selling by foreign investors and speculators of currencies viewed to be overvalued. The Thai Baht first experienced these pressures, but currencies of Hong Kong, South Korea, Taiwan, Singapore, the Philippines, Malaysia and Indonesia have also been affected. Concern by foreign investors with the general financial prospects of the region also have placed pressures on the equity and fixed income markets in the region.


       Korea and Thailand, two countries at the center of the Asian crisis, have made positive advances toward economic recovery and restoration of confidence, although complete turnarounds are not yet assured. Indonesia, by contrast, continues to experience difficult conditions. Malaysia has imposed external payments controls in an attempt to shield its economy from the region's troubles. Japan remains subject to significant risks, notwithstanding significant fiscal stimulus and new programs to deal with problems in the banking sector. Economic growth in China appears to be slowing, and both Chinese and Hong Kong currencies have experienced substantial pressure.


JAPAN - PAN ASIA FUND


       The Pan Asia Fund currently intends to concentrate its investments in securities of companies located in Japan and, thus, is more highly exposed to risks specific to investments in Japan than to those associated with investments in other Asian countries. This risk is tempered by the Fund's ability to reduce its investments in Japan during unfavorable periods.


       Japan's market economy is based on manufacturing and services and is the second most technologically powerful economy and third largest economy in the world. Japan is one of the most technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles and processed foods. Japan's natural resources, however, include negligible mineral resources.


       Japan's government is a constitutional monarchy and it employs a loose monetary policy. The Bank of Japan is maintaining a zero interest rate policy until signs of self-sustaining recovery of the economy emerge. Some strengths of the economy are that (i) manufacturers, suppliers and distributors are working in closely knit groups, and (ii) a substantial portion of the urban labor force is guaranteed lifetime employment.


       Japan's international trade has been adversely affected by trade tariffs, other protectionist measures and the economic conditions of its trading partners. The agriculture industry is subsidized by the government because only 19% of the land in Japan is suitable for cultivation. As a result, Japan is highly dependent on imports of wheat, sorghum and soybeans. In addition, the manufacturing sector depends on imported raw materials and fuels, including iron ore, copper, oil and forest products. Japan's high volume of exports has created trade tensions, particularly with the U.S. The relaxing of trade barriers to imports could adversely affect Japan's economy. A substantial rise in world oil prices may also have a negative effect. Finally, since the economy is highly dependent on exports, any reduction in exports may affect the economy.


       The Japanese economy has several strengths. Some of the world's most innovative companies in electronics, precision machinery and automotive industries are based in Japan. Japan has high educational achievement levels compared to other developed nations.


       In the first half of 2000, the economy grew 4.5%. This stronger than expected growth was led by business investment, robust private consumption and relatively strong export growth. The Japanese market also briefly benefited from technology and telecom stocks, but these companies lost ground in the spring of 2000.


       Japan is located in a part of the world that is susceptible to earthquakes, volcanoes and other natural disasters. Devastating natural disasters can have enough impact to affect the country's economy.

                           GENERAL RISK CONSIDERATIONS

       Generally, the market value of fixed income securities, including municipal securities, can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds (the "Bond Funds"), will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

       Although the Tax-Exempt Bond Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that the Tax-Exempt Bond Fund's assets are concentrated in municipal securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

       Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

       All debt obligations, including convertible bonds, purchased by the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth and Small Company Equity Funds are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

       The International Equity and Pan Asia Funds may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet, Oechsle and/or UOBGC to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

       The Growth and Income and Small Cap Value Funds may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch IBCA, Inc. ("Fitch IBCA"), at the time of investment. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB." Short-term money market instruments purchased by the Growth and Income and Small Cap Value Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch IBCA.

       Information on the requisite investment quality of debt obligations, including municipal securities, eligible for purchase by the Bond Funds is included in the Prospectus for those Funds.

       Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, Oechsle and/or UOBGC, as the case may be, may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

       Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

       Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

       U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

       Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Growth and Income and Small Cap Value Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% (15% with respect to the Strategic Equity Fund, Growth and Income Fund and Small Cap Value Fund) of a Fund's net assets. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase.

       Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

       Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Equity Funds and Tax-Exempt Bond Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet, Oechsle and/or UOBGC believe that the credit risk with respect to the instrument is minimal.

       Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Equity Funds and Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may also purchase Rule 144A securities. See "Restricted and Illiquid Securities" below.

VARIABLE AND FLOATING RATE OBLIGATIONS

       The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. If such an instrument is not rated, Fleet, Oechsle or UOBGC, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

       In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

MUNICIPAL SECURITIES

       Municipal securities acquired by the Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "municipal securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

       The two principal classifications of municipal securities which may be held by the Bond Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

       Each Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

       There are, of course, variations in the quality of municipal securities, both within a particular category and between categories, and the yields on municipal securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization, such as Moody's and S&P, described in Appendix A to this Statement of Additional Information, represent such organization's opinion as to the quality of municipal securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields. Municipal securities of the same maturity and interest rate with different ratings may have the same yield.

       The payment of principal and interest on most municipal securities purchased by the Bond Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Bond Funds' Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

       Among other instruments, the Bond Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Bond Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus for each Bond Fund.

       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on municipal securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities for investment by the Tax-Exempt Bond Fund and the liquidity and value of its portfolio. In such an event, the Tax-Exempt Bond Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

       Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Bond Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

       While the Tax-Exempt Bond Fund will invest primarily in municipal securities, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may also invest in municipal securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on municipal securities can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time municipal securities have outperformed, on a total return basis, comparable corporate and U.S. Government debt obligations as a result of prevailing economic, regulatory or other circumstances.

       VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES. Municipal securities purchased by the Bond Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable on floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to each Fund's 10% limit on illiquid instruments described under "Investment Limitations" below.

STAND-BY COMMITMENTS

       Each Bond Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Bond Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Bond Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

       Stand-by commitments are exercisable by a Bond Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

       Each Bond Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in municipal securities for purposes of the Tax-Exempt Bond Fund's 80% requirement mentioned above and, under normal conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund.

       Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

       Private activity bonds held by the Bond Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

       Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet, Oechsle and/or UOBGC. No Fund will enter into repurchase agreements with Fleet, Oechsle and/or UOBGC or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limit (15% with respect to the Growth and Income, Strategic Equity, Small Cap Value and Pan Asia Funds) on illiquid securities described below under "Investment Limitations."

       The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

       The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

       Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

       Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. Loans will generally be short-term (except in the case of the Growth and Income and Small Cap Value Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet, Oechsle and/or UOBGC to be of good standing and only when, in Fleet's, Oechsle's and/or UOBGC's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

       The Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds and Bond Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term municipal securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity and Pan Asia Funds may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Growth and Income, Strategic Equity and Small Cap Value Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Growth and Income, Strategic Equity and Small Cap Value Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet, Oechsle or UOBGC.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

       Securities acquired by the Tax-Exempt Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Tax-Exempt Bond Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of municipal securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

REITS

       The Equity Funds, other than the Pan Asia Fund, may invest up to 10% of their net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Equity Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE SECURITIES

       The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

       Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

       Fleet, Oechsle and/or UOBGC will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's, Oechsle's and/or UOBGC's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

       PUT AND CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY GROWTH AND SMALL COMPANY EQUITY FUNDS. The Asset Allocation, Equity Income, Equity Growth and Small Company Equity Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

       In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

       In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

       When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

       There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

       A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

       COVERED CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY VALUE, EQUITY GROWTH, INTERNATIONAL EQUITY AND SMALL COMPANY EQUITY FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

       The Asset Allocation, Equity Income, Equity Value, Equity Growth and Small Company Equity Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

       A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (I.E., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

       When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

       OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY AND PAN ASIA FUNDS. The International Equity and Pan Asia Funds may, for the purpose of hedging their portfolios, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

       Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

       The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Fleet's, Oechsle's, and/or UOBGC's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. A Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.


       When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

       OPTIONS AND FUTURES CONTRACTS - GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

       Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

       The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

       WRITING COVERED OPTIONS - PAN ASIA FUND. The Pan Asia Fund may write
(sell) covered call and put options on any securities in which it may invest. A call option written by the Fund obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.


       A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


       Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.


       The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


       The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.


       The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."


       PURCHASING OPTIONS - PAN ASIA FUND. The Pan Asia Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.


       The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.


       The Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

       The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.


       RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS - PAN ASIA FUND. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


       Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


       The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.


       Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Fleet and/or UOBGC. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


       The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if Fleet and/or UOBGC is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of Fleet and/or UOBGC to manage future price fluctuations and the degree of correlation between the options and securities markets. If Fleet and/or UOBGC is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

       FUTURES CONTRACTS - BOND FUNDS. The Tax-Exempt Bond Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

       Each Bond Fund may enter into contracts (both purchase and sale) for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

       The Bond Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund hold or intends to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Bond Funds will limit their hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of a Fund's total assets may be covered by such contracts.

       Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Bond Funds are subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Bond Funds may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in Appendix B.

       FUTURES CONTRACTS - PAN ASIA FUND. The Pan Asia Fund may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. When the Fund purchases or sells a futures contract, the Fund must allocate assets as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin," based on a decrease or increase in the value of the futures contract.


       Futures contracts call for the actual delivery or acquisition of securities or, in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract. With respect to stock index futures, because futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.


       The Fund's ability to use transactions in futures contracts effectively depends on, among other factors, Fleet's or UOBGC's judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that the Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

       STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS - GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. The Funds may not use stock index futures contracts and options for speculative purposes.

       There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

       As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

       The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

       The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

       In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

       None of the Growth and Income, Strategic Equity or Small Cap Value Funds will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

       The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

       As one way of managing their exposure to different types of investments, the Growth and Income, Strategic Equity and Small Cap Value Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

       In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

       Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

       Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

       FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Equity Funds and Short-Term Bond Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

       Forward foreign currency exchange contracts also allow the Equity Funds and Short-Term Bond Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

       A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

       Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

       The Equity Funds and Short-Term Bond Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

       Each Equity Fund and the Short-Term Bond Fund may invest in ADRs and EDRs. The Growth and Income, Strategic Equity, International Equity, Pan Asia and Small Cap Value Funds may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

ASSET-BACKED SECURITIES

       The Bond Funds and Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Tax-Exempt Bond Fund will not invest more than 10% of its total assets in asset-backed securities.

       Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

       The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

       Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

       Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

       The Bond Funds and Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

       Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

       The Short-Term Bond, Intermediate Government Income, High Quality Bond and Asset Allocation Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

       For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

       Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

       The Equity Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

       Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's, Oechsle's and/or UOBGC's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet, Oechsle and/or UOBGC evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet, Oechsle and/or UOBGC considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

       The Growth and Income and Small Cap Value Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Equity Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in Appendix A to this Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

       The Growth and Income, Strategic Equity, International Equity, Pan Asia and Small Cap Value Funds and Bond Funds may purchase eligible securities on a "when-issued" basis. The Bond Funds may purchase or sell securities on a "forward commitment" basis. The Growth and Income, Strategic Equity and Small Cap Value Funds and Bond Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.


       A Fund may dispose of a commitment prior to settlement if Fleet, Oechsle or UOBGC as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

       When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases or delayed settlements exceeded 25% of the value of its assets.

       When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

STRIPPED OBLIGATIONS

       To the extent consistent with its investment objective, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

       SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S.

Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

       Each Bond Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

       Each Bond Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

RESTRICTED AND ILLIQUID SECURITIES

       Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by Fleet, Oechsle and/or UOBGC), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.


       Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Growth and Income, Small Cap Value, Pan Asia and Strategic Equity Funds) on purchases of illiquid instruments described under "Investment Limitations" below, Rule 144A securities will not be considered to be illiquid if Fleet, Oechsle and/or UOBGC has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.


U.S. TREASURY ROLLS


       The Asset Allocation, Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. Each Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.


       For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.

PORTFOLIO TURNOVER

       Each Fund may sell a portfolio investment soon after its acquisition if Fleet, Oechsle and/or UOBGC believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.


                             INVESTMENT LIMITATIONS

       In addition to each Fund's investment objective as stated in its Prospectus, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

       The Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds may not:

            1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

            2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Pan Asia, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


            3. Invest more than 10% (15% with respect to the Strategic Equity and Pan Asia Funds) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value
                  Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity and Pan Asia Funds), non-negotiable time deposits and other securities which are not readily marketable.

            4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

            5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

            6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            7. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

            8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that (i) the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies, and
                  (ii) the Strategic Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.


            9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each of the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that (i) the Asset Allocation, Equity Income, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds may purchase put and call options to the extent permitted by their investment objectives and policies, and (ii) the Strategic Equity Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges.

            10. Invest in companies for the purpose of exercising management or control.

            11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act; and further provided, that the Strategic Equity Fund may from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

       The Growth and Income and Small Cap Value Funds may not:

            12. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

            13. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

            14. Sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

            15. Issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Funds may enter into futures contracts. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

            16. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of a Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

            17. Purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

            18. Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that a Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

            19. Underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

            20. Lend any of its assets except that a Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent a Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

            21. With respect to securities comprising 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. A Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

            22. Invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, a Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

       The Pan Asia Fund may not:


            23. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)


       The following investment policies with respect to the Growth and Income and Small Cap Value Funds may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations become effective:

            24. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).


            25. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

                  The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

            26. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.


            27. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.


            28. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.


            29. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.


            30. Neither Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.


            31. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.


            32. Neither Fund may invest in companies for the purpose of exercising management or control.

            33. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

       The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may not:

            34. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.


            35. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


            36. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.


            37. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.


            38. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.


            39. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.


            40. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.


            41. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided, however, that each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.


            42. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.


            43. Invest in companies for the purpose of exercising management or control.


            44. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

       In addition to the above limitations with respect to the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds:

            45. The Funds, with the exception of the Short-Term Bond Fund, may not purchase foreign securities, except that the Intermediate Government Income and High Quality Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

       The Tax-Exempt Bond Fund may not:

            46. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.


            47. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


            48. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.


            49. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.


            50. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.


            51. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            52. Purchase or sell real estate; except that the Fund may invest in municipal securities secured by real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.


            53. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Fund may enter into municipal bond index futures contracts and interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act.


            54. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.


            55. Invest in companies for the purpose of exercising management or control.


            56. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.


            57. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.


            58. Purchase foreign securities, except that the Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.


            59. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

       In addition, to the foregoing investment limitations, the Equity Funds and Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

       With respect to Investment Limitation No. 2 above, (a) the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.


       With respect to Investment Limitation No. 4 above, each of the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia and Small Company Equity Funds does not intend to acquire more than 10% of the outstanding voting securities of any one issuer.

       The Growth and Income and Small Cap Value Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each such Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

       With respect to Investment Limitation No. 34 above, (a) each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls and U.S. Treasury rolls entered into by Funds that are not accounted for as financings shall not constitute borrowings.

       With respect to Investment Limitation No. 36 above, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds does not intend to acquire more than 10% of the outstanding voting securities of any one issuer.

       With respect to Investment Limitation No. 46 above, the Tax-Exempt Bond Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

       Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the

1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.


                        VALUATION OF PORTFOLIO SECURITIES


VALUATION OF THE ASSET ALLOCATION, EQUITY INCOME, GROWTH AND INCOME, STRATEGIC EQUITY, EQUITY VALUE, EQUITY GROWTH, SMALL CAP VALUE AND SMALL COMPANY EQUITY FUNDS

       In determining market value, the assets in the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.

VALUATION OF THE INTERNATIONAL EQUITY AND PAN ASIA FUNDS


       In determining market value, the International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities, of the International Equity and Pan Asia Funds, which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. Portfolio securities of the Pan Asia Fund which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

       Certain of the securities acquired by the International Equity and Pan Asia Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE BOND FUNDS

       The assets of the Bond Funds are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.


       This Statement of Additional Information provides additional purchase and redemption information for Prime A Shares and Prime B Shares of the Funds. Purchase and redemption information for Retail A Shares, Retail B Shares and Trust Shares of the Funds and BKB Shares of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Pan Asia, Small Cap Value, Small Company Equity, Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds are provided in separate statements of additional information and related prospectuses.

                 PURCHASES OF PRIME A SHARES AND PRIME B SHARES

GENERAL


       Investments in Prime A Shares of the Funds are subject to a front-end sales charge. Investments in Prime B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

       Investors should read "Characteristics of Prime A Shares and Prime B Shares" and "Factors to Consider When Selecting Prime A Shares or Prime B Shares" below before deciding between the two.

       Purchase orders for Prime A Shares and Prime B Shares are placed by investors through selected broker/dealers. The broker/dealer is responsible for transmitting its customers' purchase orders to PFPC Distributors and wiring required funds in payment to Galaxy's custodian on a timely basis. PFPC Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Shares purchased by a broker/dealer on behalf of its customers will normally be held of record by the broker/dealer and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular broker/dealer and Galaxy's transfer agent, confirmations of Prime A Share and/or Prime B Share purchases and redemptions and pertinent account statements will be sent by Galaxy's transfer agent directly to a shareholder with a copy to the broker/dealer, or will be furnished directly to the shareholder by the broker/dealer. Other procedures for the purchase of Prime A Shares and/or Prime B Shares established by broker/dealers may apply. Purchases of Prime A Shares and Prime B Shares will be effected only on days on which the New York Stock Exchange, and with respect to the Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association), are open ("business day"). On a business day when the New York Stock Exchange closes early due to a partial holiday, or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that business day.

APPLICABLE SALES CHARGE -- PRIME A SHARES


       The public offering price for Prime A Shares of the Funds is the sum of the net asset value of the Prime A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Prime A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                            REALLOWANCE TO DEALERS
                                                            ----------------------

                                                       AS A % OF              AS A % OF
                                                    OFFERING PRICE         OFFERING PRICE
AMOUNT OF TRANSACTION                                 PER SHARE -            PER SHARE -
---------------------                                EQUITY FUNDS            BOND FUNDS
                                                    --------------         --------------
Less than $50,000                                       5.00%                  4.25%
$50,000 but less than $100,000                          4.00%                  4.00%
$100,000 but less than $250,000                         3.00%                  3.00%
$250,000 but less than $500,000                         2.00%                  2.00%
$500,000 but less than $1,000,000                       1.75%                  1.75%
$1,000,000 and over                                     0.00%                  0.00%

       The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

       In certain situations or for certain individuals, the front-end sales charge for Prime A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor's broker/dealer must explain the status of the investor's investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Prime A Shares of the Funds by the following categories of investors or in the following types of transactions:

            - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Prime A Shares to the extent permitted by such organizations;

            - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

            - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families; and

            - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families.

COMPUTATION OF OFFERING PRICE - PRIME A SHARES


       An illustration of the computation of the offering price per share of Prime A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Prime A Shares of each Fund at the close of business on October 31, 2000 and the maximum front-end sales charge of 5.50% for the Equity Funds and 4.75% for the Bond Funds, are set forth below. Prime A Shares of the Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds were not offered during the period ended October 31, 2000 and the information presented below is based on the projected value of each Fund's net assets and the projected number of Prime A Shares of each Fund on the date such Shares are first offered for sale to public investors.


                                                                Asset Allocation                Equity Income
                                                                      Fund                          Fund
                                                                      ----                          ----
Net Assets...........................................               $186,144                     $   10.00

Outstanding Shares...................................                  9,915                             1

Net Asset Value Per Share............................               $  18.77                     $   10.00

Sales Charge (5.50% of
the offering price)..................................               $   1.10                     $    0.58

Offering Price to Public.............................               $  19.87                     $   10.58


 .....................................................             Growth and                     Strategic
                                                                  Income Fund                   Equity Fund
                                                                  -----------                   -----------
Net Assets...........................................               $155,839                     $   10.00

Outstanding Shares...................................                  9,499                             1

Net Asset Value Per Share............................               $  16.41                     $   10.00

Sales Charge (5.50% of
the offering price)..................................               $   0.96                     $    0.58

Offering Price to Public.............................               $  17.37                     $   10.58

                                                                     Equity                        Equity
                                                                   Value Fund                    Growth Fund
                                                                   ----------                    -----------
Net Assets...........................................                 $10.00                       $142,348

Outstanding Shares...................................                      1                          4,405

Net Asset Value Per Share............................                 $10.00                       $  32.31
Sales Charge (5.50% of
the offering price)..................................                  $0.58                       $   1.88
Offering Price to Public.............................                 $10.58                       $  34.19


                                                                  International                   Pan Asia
                                                                   Equity Fund                      Fund
                                                                   -----------                      ----
Net Assets...........................................                $14,201                       $  2,431

Outstanding Shares...................................                    727                            257

Net Asset Value Per Share............................                $ 19.53                       $   9.45

Sales Charge (5.50% of
the offering price)..................................                $  1.14                       $   0.55


Offering Price to Public                                             $ 20.67                       $  10.00


                                                                    Small Cap                   Small Company
                                                                   Value Fund                    Equity Fund
                                                                   ----------                    -----------
Net Assets...........................................               $188,847                       $10.00

Outstanding Shares...................................                 13,179                            1

Net Asset Value Per Share............................               $  14.33                       $10.00

Sales Charge (5.50% of
the offering price)..................................               $   0.83                       $ 0.58

Offering Price to Public.............................               $  15.16                       $10.58

                                                                   Short Term              Intermediate Government
                                                                    Bond Fund                    Income Fund
                                                                    ---------                    -----------
Net Assets...........................................               $  10.00                       $10.00

Outstanding Shares...................................                      1

Net Asset Value Per Share............................               $  10.00                       $10.00
Sales Charge (4.75% of
the offering price)..................................               $   0.50                        $0.50

Offering Price to Public.............................               $  10.50                       $10.50


                                                                  High Quality                   Tax-Exempt
                                                                    Bond Fund                     Bond Fund
                                                                    ---------                     ---------
Net Assets...........................................                $33,795                       $10.00

Outstanding Shares...................................                  3,264                            1

Net Asset Value Per Share............................                $ 10.35                        10.00

Sales Charge (4.75% of
the offering price)..................................                $  0.52                        $0.50

Offering Price to Public.............................                $ 10.87                       $10.50

QUANTITY DISCOUNTS

       Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

       In order to obtain quantity discount benefits, an investor's broker/dealer must notify PFPC Distributors, at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact your broker/dealer.

       RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Prime A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Prime A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and
(b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

       LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Prime A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Prime A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

       PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Prime A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributor's direction, will redeem an appropriate number of Prime A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention, through his or her broker/dealer, to do so under a Letter of Intent at the time of purchase.

       QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

       REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Prime A Shares of the Funds or in Prime A Shares of another portfolio of Galaxy that offers Prime A Shares within 90 days of the redemption trade date without paying a sales load. Prime A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form from the investor's broker/dealer on behalf of its client.

       Broker/dealers wishing to exercise this Privilege on behalf of their customers must submit a written reinstatement request to PFPC as transfer agent stating that the customer is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

       Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

APPLICABLE SALES CHARGE - PRIME B SHARES

       The public offering price for Prime B Shares of the Funds is the net asset value of the Prime B Shares purchased. Although investors pay no front-end sales charge on purchases of Prime B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Broker/dealers who have entered into agreements with PFPC Distributors will receive commissions from PFPC Distributors in connection with sales of Prime B Shares. These commissions may be different than the reallowances or placement fees paid to broker/dealers in connection with sales of Prime A Shares. The contingent deferred sales charge on Prime B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Prime B Shares. In addition, a contingent deferred sales charge will not be assessed on Prime B Shares purchased through reinvestment of dividends or capital gains distributions.

       When an investor redeems his or her Prime B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Prime B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., Prime B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Prime B Shares that have been held the longest.

       The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Prime B Shares.

       EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (iv) or (viii) listed below, an investor's broker/dealer must explain the status of the investor's redemption at the time Prime B Shares are redeemed. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Prime B Shares is not assessed on: (i) exchanges described under "Investor Programs - Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Code; (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Prime B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Prime B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995.

CHARACTERISTICS OF PRIME A SHARES AND PRIME B SHARES

       The primary difference between Prime A Shares and Prime B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Prime A Shares and Prime B Shares are the same.

       Prime A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 5.50% with respect to the Equity Funds and up to 4.75% with respect to the Bond Funds. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Prime A Shares" and "Quantity Discounts" above. Prime A Shares of a Fund are currently subject to ongoing distribution fees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Prime A Shares.

       Prime B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. See the applicable Prospectus and "Applicable Sales Charges - Prime B Shares" above. Prime B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its Prime B Shares. These ongoing fees, which are higher than those charged on Prime A Shares, will cause Prime B Shares to have a higher expense ratio and pay lower dividends than Prime A Shares.

       Eight years after purchase, Prime B Shares of the Funds will convert automatically to Prime A Shares of the Funds. The purpose of the conversion is to relieve a holder of Prime B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Prime B Shares to Prime A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Prime A Shares as he or she had of Prime B Shares. The conversion occurs eight years after the beginning of the calendar month in which the Prime B Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Prime B Shares, although they will be subject to the distribution fees borne by Prime A Shares.

       Prime B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge - Prime B Shares") are also converted at the earlier of two dates - eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Prime B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Prime B Shares of a Fund, and subsequently acquires additional Prime B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Prime B Shares in the Fund, including those acquired through reinvestment, will convert to Prime A Shares of such Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING PRIME A SHARES OR PRIME B SHARES

       Before purchasing Prime A Shares or Prime B Shares of the Funds, investors should consider whether, during the anticipated periods of their investments in the particular Funds, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Prime B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Prime A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Prime A Shares. In this regard, to the extent that the sales charge for Prime A Shares is waived or reduced by one of the methods described above, investments in Prime A Shares become more desirable. An investment of $250,000 or more in Prime B Shares would not be in most shareholders' best interest. Shareholders should consult their broker-dealers or other financial advisers with respect to the advisability of purchasing Prime B Shares in amounts exceeding $250,000.

       Although Prime A Shares are subject to distribution fees, they are not subject to the higher distribution and shareholder servicing fee applicable to Prime B Shares. For this reason, Prime A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Prime A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Prime B Shares in the Funds.

       As described above, purchasers of Prime B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Prime B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Prime B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this eight-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual distribution and shareholder servicing fees on Prime B Shares to the cost of the initial sales charge and distribution fees on Prime A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the

Prime B Shares may equal or exceed the initial sales charge and annual distribution fees applicable to Prime A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Prime B Shares of a Fund would equal or exceed the initial sales charge and aggregate distribution fees of Prime A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Prime B Shares for more than eight years, Prime B Shares will be automatically converted to Prime A Shares as described above at the end of such eight-year period.

                 REDEMPTION OF PRIME A SHARES AND PRIME B SHARES

       Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a business day when the New York Stock Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that business day. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

       If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

       Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.


                               EXCHANGE PRIVILEGE


       A shareholder may, after appropriate prior authorization, exchange through his or her broker/dealer Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any of the other Funds, provided that such other Prime A Shares may be sold legally in the state of the shareholder's residence. A shareholder may exchange through his or her broker/dealer Prime B Shares of a Fund for Prime B Shares of any of the other Funds, provided that such other Prime B Shares may be sold legally in the state of the shareholder's residence.

       No additional sales charge will be incurred when exchanging Prime A Shares of a Fund for Prime A Shares of another Fund. Prime B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Prime B Shares, the holding period of the Prime B Shares originally held will be added to the holding period of the Prime B Shares acquired through exchange. Galaxy does not charge an exchange fee. The minimum initial investment to establish an account in another Fund by exchange is $2,500.

       An exchange involves a redemption of all or a portion of the Prime A or Prime B Shares of a Fund and the investment of the redemption proceeds in Prime A or Prime B Shares of another Fund. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Prime A or Prime B Shares of a Fund to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

       Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should contact their broker/dealers.

       In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

       For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.



                                      TAXES


IN GENERAL

       Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Tax-Exempt Bond Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

       A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

       The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

       Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

       An investment in any one Fund is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Tax-Exempt Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

STATE AND LOCAL

       Exempt-interest dividends and other distributions paid by the Tax-Exempt Bond Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

       Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Tax-Exempt Bond Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Tax-Exempt Bond Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

       The tax principles applicable to transactions in certain financial instruments and futures contracts and options that may be engaged in by the Funds, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

       In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


                              TRUSTEES AND OFFICERS


       The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name, Address and Age                        Galaxy Fund                and Other Affiliations
---------------------                        -----------                ----------------------
Dwight E. Vicks, Jr.                         Chairman &                 President & Director, Vicks Lithograph &
Vicks Lithograph &                           Trustee                    Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 67                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy  Fund II.


John T. O'Neill(1)                           President,                 Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   Treasurer &                and Chief Financial Officer, Hasbro, Inc.
Warwick, RI 02889                            Trustee                    (toy and game manufacturer) until December
Age 56                                                                  1999; Trustee, The Galaxy VIP Fund;
                                                                        Trustee, Galaxy Fund II.


Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 60                                                                  Galaxy Fund II.


Kenneth A. Froot                             Trustee                    Professor of Finance, Harvard
Harvard Business School                                                 University; Trustee, The Galaxy VIP Fund;
Soldiers Field                                                          Trustee, Galaxy Fund II.
Boston, MA 02163
Age 43


Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 75                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund II.

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name, Address and Age                        Galaxy Fund                and Other Affiliations
---------------------                        -----------                ----------------------
James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
Astra Ventures, Inc.                                                    Incorporated (land development); President,
70 South Main Street                                                    The Astra Ventures, Incorporated
Providence, RI 02903-2907                                               (previously, Buffinton Box Company -
Age 59                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP Fund;
                                                                        Trustee, Galaxy Fund II.


W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th & Cherry Streets
Philadelphia, PA 19103-6996
Age 58


William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 47

--------------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

       Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts, plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as these currently in effect.

       Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

       No employee of PFPC, receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, Oechsle or UOBGC, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.


       The following chart provides certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 2000.


=========================================================================================================
                                                                    Pension or
                                                                    Retirement
                                                                     Benefits         Total Compensation
                                                                  Accrued as Part      from Galaxy and
                                       Aggregate Compensation        of Fund            Fund Complex**
      Name of Person/Position                from Galaxy             Expenses          Paid to Trustees
      -----------------------                -----------             --------          ----------------
---------------------------------------------------------------------------------------------------------
Bradford S. Wellman*
Trustee                                        $55,366                 None                 $59,750
---------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                           $60,000                 None                 $64,750
---------------------------------------------------------------------------------------------------------
Donald B. Miller***                            $56,293                 None                 $60,750
Trustee
---------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                          $55,366                 None                 $59,750
Trustee
---------------------------------------------------------------------------------------------------------
John T. O'Neill                                $57,683                 None                 $62,250
President, Treasurer
and Trustee
---------------------------------------------------------------------------------------------------------
James M. Seed***                               $56,293                 None                 $60,750
Trustee
---------------------------------------------------------------------------------------------------------
Kenneth A. Froot****                                                   None
Trustt                                           $0                                           $0
=========================================================================================================

---------------------------------

* Mr. Wellman resigned as trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000. He currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 50 separate portfolios as of October 31, 2000.


*** Deferred compensation (including interest) in the amounts of $99,047 and $110,100 accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.


**** Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.

SHAREHOLDER AND TRUSTEE LIABILITY

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

       The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

       With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                       INVESTMENT ADVISER AND SUB-ADVISER


       Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the Advisory Agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

       For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund other than the International Equity and Pan Asia Funds. For the services provided and the expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million. For the services provided and the expenses assumed with respect to the Pan Asia Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.20% of the average daily net assets of the fund. Fleet is currently waiving a portion of the advisory fees payable to it by the Bond Funds so that it is entitled to receive advisory fees at the annual rate of 0.55% of each Bond Fund's average daily net assets.


       During the fiscal years ended October 31, 2000, 1999 and 1998, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                                   FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                  2000          1999         1998
----                                                                  ----          ----         ----
Asset Allocation..........................................        $  5,783,582   $5,338,301   $3,743,922
Equity Income.............................................        $  2,317,652   $2,608,376   $2,457,188
Growth and Income.........................................        $  5,899,914   $4,577,393   $3,701,722
Strategic Equity(1).......................................        $    496,991   $455,936     $70,206
Equity Value..............................................        $  3,812,574   $4,468,558   $3,782,620
Equity Growth.............................................        $ 13,911,341   $10,553,344  $8,345,236
International Equity(2)...................................        $  5,508,346   $3,119,675   $2,480,868
Pan Asia...............................................           $          0(7)     *            *
Small Cap Value...........................................        $  2,843,896   $2,487,806   $2,042,588
Small Company Equity......................................        $  4,109,620   $2,481,560   $3,166,852
Short-Term Bond(3) .......................................        $    418,685   $335,221     $390,913
Intermediate Government Income(4) ........................        $  2,054,829   $1,674,194   $1,582,909
High Quality Bond(5) .....................................        $  2,237,789   $1,544,510   $1,294,758
Tax-Exempt Bond(6) .......................................        $  1,031,946   $930,448     $864,035

---------------

 *     Not in operation during the period.
(1) For the fiscal years ended October 31, 2000 and 1999 and the period from March 4, 1998 (commencement of operations) through October 31, 1999, Fleet waived advisory fees of $180,724, $165,794 and $26,590, respectively with respect to the Strategic Equity Fund.

(2) For the fiscal years ended October 31, 2000, 1999 and 1998, Fleet waived advisory fees of $2,211,773, $1,216,531 and $950,363, respectively, with respect to the International Equity Fund.
(3) For the fiscal years ended October 31, 2000, 1999 and 1998, Fleet waived advisory fees of $192,389, $121,931 and $142,191, respectively, with respect to the Short-Term Bond Fund.
(4) For the fiscal years ended October 31, 2000, 1999 and 1998, Fleet waived advisory fees of $747,211, $608,798 and $575,603, respectively, with respect to the Intermediate Government Income Fund.
(5) For the fiscal years ended October 31, 2000, 1999 and 1998, Fleet waived advisory fees of $813,741, $561,640 and $470,821, respectively, with respect to the High Quality Bond Fund.
(6) For the fiscal years ended October 31, 2000, 1999 and 1998, Fleet waived advisory fees of $375,253, $338,345 and $318,713, respectively, with respect to the Tax-Exempt Bond Fund.
(7) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


       During the fiscal years ended October 31, 2000, 1999 and 1998, Fleet reimbursed expenses as follows:


                                                                  FOR THE FISCAL YEAR ENDED OCTOBER 31:

FUND                                                         2000                 1999                  1998
----                                                         ----                 ----                  ----
Asset Allocation............................                   $0                $0                    $0
Equity Income...............................                   $0                $0                    $0
Growth and Income...........................                   $0                $0                    $150,727
Strategic Equity............................                   $0                $0                    $2,915(1)
Equity Value................................                   $0                $0                    $0
Equity Growth...............................                   $0                $0                    $0
International Equity........................                   $0                $0                    $0
Pan Asia....................................               $8,172(2)                 *                     *
Small Cap Value.............................                   $0                $0                    $115,022
Small Company Equity........................                   $0                $0                    $27,376
Short-Term Bond Fund........................                   $0                $0                    $111
Intermediate Government Income Fund.........                   $0                $0                    $0
High Quality Bond Fund......................                   $0                $0                    $0
Tax-Exempt Bond Fund........................                   $0                $0                    $12,427

---------------

 *     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.

       The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an Advisory Agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

INTERNATIONAL EQUITY FUND


       The Advisory Agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the Advisory Agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 1999, Oechsle had discretionary management authority over approximately $17.7 billion in assets.

       Under its Sub-Advisory Agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under the Sub-Advisory Agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.

       For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the International Equity Fund's average daily net assets, plus .035% of average daily net assets in excess of $50 million.

       For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Oechsle and /or its predecessor, Oechsle International Advisors, L.P., received sub-advisory fees of $3,121,396, $1,728,153 and $1,355,508 respectively, with respect to the International Equity Fund.

       Fleet and Oechsle are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

PAN ASIA FUND


       The Advisory Agreement also provides with respect to the Pan Asia Fund that Fleet will provide a continuous investment program for the Pan Asia Fund, including research and management with respect to all securities and investments and cash equivalents in the Pan Asia Fund. In addition, the Advisory Agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed UOBGC, which is an indirect majority-owned subsidiary of United Overseas Bank Group and which has its principal offices at 592 Fifth Avenue, Suite 602, New York, New York 10036, as the sub-adviser to the Pan Asia Fund. As of December 31, 2000, UOBGC, together with its affiliates, had discretionary management authority over approximately $2.2 billion in assets.


       Under its Sub-Advisory Agreement with Fleet, UOBGC determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with UOBGC in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by UOBGC for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and UOBGC with information concerning relevant economic and political developments. UOBGC will provide services under the Sub-Advisory Agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by UOBGC upon ninety days' written notice, the Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.


       For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreement, Fleet pays a fee to UOBGC, computed daily and paid monthly, at the annual rate of 0.72% of the average daily net assets of the Fund. For the period September 1, 2000 through October 31, 2000, UOBGC received sub-advisory fees of $4,903 with respect to the Pan Asia Fund.

                                  ADMINISTRATOR


       PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Financial Services Group.

       PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective September 10, 1998:

              COMBINED AVERAGE DAILY NET ASSETS            ANNUAL RATE
              Up to $2.5 billion                             0.090%
              From $2.5 to $5 billion                        0.085%
              From $5 to $12 billion                         0.075%
              From $12 to $15 billion                        0.065%
              From $15 to $18 billion                        0.060%
              From $18 billion to $21 billion               0.0575%
              Over $21 billion                              0.0525%



PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.

       From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds. For the fiscal year ended October 31, 2000, each Fund paid PFPC administration fees at the effective annual rate of 0.07% of such Fund's average daily net assets.


       During the fiscal years ended October 31, 2000, 1999 and 1998, PFPC received administration fees as set forth below:


                                                                  FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                 2000         1999         1998
----                                                                 ----         ----         ----
Asset Allocation..........................................        $   646,311   $533,921     $401,495
Equity Income.............................................        $   220,260   $259,413     $263,640
Growth and Income.........................................        $   552,479   $456,860     $413,204
Strategic Equity..........................................        $    63,792   $62,309      $10,624(1)
Equity Value..............................................        $   363,668   $446,506     $405,740
Equity Growth.............................................        $ 1,317,126   $1,055,020   $895,213
International Equity......................................        $   624,039   $365,677     $305,871
Pan Asia..................................................        $    456(2)       *            *
Small Cap Value...........................................        $   269,338   $248,680     $231,440
Small Company Equity......................................        $   388,798   $248,980     $342,901
Short-Term Bond...........................................        $    56,947   $45,886      $57,228
Intermediate Government Income............................        $   262,655   $229,022     $231,595

                                                                  FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                 2000         1999         1998
----                                                                 ----         ----         ----
High Quality Bond.........................................        $   284,931   $211,269     $189,406
Tax-Exempt Bond...........................................        $   133,340   $127,246     $127,627

---------------------

*      Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


       During the fiscal years ended October 31, 2000, 1999 and 1998, PFPC did not waive administration fees.



       Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.

                          CUSTODIAN AND TRANSFER AGENT


       The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

       Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of the Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

       PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                                    EXPENSES

       Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS


       Fleet, Oechsle or UOBGC will select specific portfolio investments and effect transactions for the Equity Funds. Each adviser and sub-adviser seeks to obtain the best net price and the most favorable execution of orders. Fleet, Oechsle or UOBGC may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds, Fleet, Oechsle or UOBGC. Fleet, Oechsle or UOBGC is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet, Oechsle or UOBGC determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction, Fleet, Oechsle's or UOBGC's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the Investment Advisory Agreement between Galaxy and Fleet, the Sub-Advisory Agreement between Fleet and Oechsle, and the Sub-Advisory Agreement between Fleet and UOBGC are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.


       During the fiscal year ended October 31, 2000, the following Equity Funds paid soft dollar commissions as shown below:


                  FUND                          COMMISSIONS
                  ----                          -----------
                  Asset Allocation........      $    25,201
                  Equity Income...........      $       608
                  Growth and Income.......      $   107,901
                  Strategic Equity........      $    27,918
                  Equity Value............      $    29,246
                  Equity Growth...........      $   212,896
                  Growth Fund II..........      $     1,200
                  International Equity....      $    26,649
                  Pan Asia................      $         0
                  Small Cap Value.........      $    54,203
                  Small Company Equity....      $   105,026


       Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

       For the fiscal years ended October 31, 2000, 1999 and 1998, the following Funds paid brokerage commissions as shown in the table below:


                                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                   2000            1999             1998
----                                                                   ----            ----             ----
Asset Allocation..........................................        $   261,800        $164,971         $225,758
Equity Income.............................................        $   365,631        $260,679         $304,645
Growth and Income.........................................        $   795,284        $305,533         $511,307
Strategic Equity..........................................        $   248,082        $213,205         $118,965(1)
Equity Value..............................................        $   975,959        $1,055,494       $965,718
Equity Growth.............................................        $ 1,911,120        $1,267,684       $1,128,464
International Equity......................................        $ 1,644,461        $1,047,761       $841,389
Pan Asia..................................................        $    18,412(2)         *                *
Small Cap Value...........................................        $   458,281        $390,632         $223,853
Small Company Equity......................................        $   949,917        $731,699         $579,137

-----------------

 *     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) For the period from September 1, 2000 (commencement of operations) through October 31, 2000.


       During the period February 1, 1998 through October 31, 1998 and the fiscal years ended October 31, 2000 and 1999, certain Equity Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of Fleet. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly by the Funds during the period ended October 31, 1998 and the fiscal years ended October 31, 1999 and 2000 and (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended October 31, 2000 that was paid to Quick & Reilly, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly during the fiscal year ended October 31, 2000.

                                                                                 2000
                                                               2000              % OF
                                              2000             % OF            AGGREGATE            1999         1998
                                            AGGREGATE        AGGREGATE        COMMISSION         AGGREGATE     AGGREGATE
FUND                                         AMOUNT         COMMISSIONS      TRANSACTIONS          AMOUNT       AMOUNT
----                                         ------         -----------      ------------          ------       ------
Asset Allocation................            $173,098           66.12%           77.62%            $141,443     $130,968
Equity Income...................            $288,852           79.00%           80.77%            $232,329     $108,651
Growth and Income...............            $369,829           46.50%           58.63%            $129,843     $118,050
Strategic Equity................            $ 14,690            5.92%            7.13%            $11,375      $26,480(1)
Equity Value....................            $652,971           66.91%           66.50%            $860,618     $298,078
Equity Growth...................            $ 98,173           51.37%           68.76%            $157,771     $56,784
Small Cap Value.................            $     --               --              --             $14,000      $    --
Small Company Equity............            $ 10,224            1.08%            0.20%            $7,380       $    --

----------------

*      Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.



       Debt securities purchased or sold by the Bond Funds are generally traded in over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes and underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers' mark-up or mark-down.

       The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, UOBGC, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.


       Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during the Galaxy's most recent fiscal year. During the fiscal year ended October 31, 2000, the Funds held the following securities:


----------------------------------------------------------------------------------------------------------------------
       FUND                                  BROKER/DEALER                                         VALUE
----------------------------------------------------------------------------------------------------------------------
Asset Allocation                     Chase Manhattan Corp.                                  $      5,801,250
----------------------------------------------------------------------------------------------------------------------
Growth and Income                    Morgan (J.P.) & Co., Inc.                              $     17,178,900
----------------------------------------------------------------------------------------------------------------------
Equity Value                         Chase Manhattan Corp.                                  $      6,563,375
----------------------------------------------------------------------------------------------------------------------
Equity Value                         Merrill Lynch & Co., Inc.                              $      7,686,000
----------------------------------------------------------------------------------------------------------------------
Equity Growth                        Chase Manhattan Corp.                                  $     36,400,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
       FUND                                  BROKER/DEALER                                         VALUE
----------------------------------------------------------------------------------------------------------------------
Equity Growth                        Goldman Sachs Group, Inc.                              $     24,953,125
----------------------------------------------------------------------------------------------------------------------
Equity Growth                        Morgan (J.P.) & Co., Inc.                              $     28,697,700
----------------------------------------------------------------------------------------------------------------------
Short Term Bond                      Associates Corp. of North America                      $        986,250
                                     Corporate Note
----------------------------------------------------------------------------------------------------------------------
Short Term Bond                      Associates Corp. of North America                      $      2,428,125
                                     Corporate Note
----------------------------------------------------------------------------------------------------------------------
Intermediate Government              Chase Manhattan Corp.                                  $        972,500
Income Bond                          Corporate Note
----------------------------------------------------------------------------------------------------------------------
Intermediate Government              Chase Credit Card Master Trust                         $      4,592,778
Income Bond                          Asset-backed
----------------------------------------------------------------------------------------------------------------------
Intermediate Government              Chase Credit Card Master Trust                         $      3,008,430
Income Bond                          Asset-backed
----------------------------------------------------------------------------------------------------------------------
High Quality Bond                    Associated Corp. of North America                      $      2,017,500
                                     Corporate Note
----------------------------------------------------------------------------------------------------------------------
High Quality Bond                    Associates Corp. of North America                      $        997,500
                                     Corporate Note
----------------------------------------------------------------------------------------------------------------------
High Quality Bond                    Chase Manhattan Corp.                                  $        972,500
                                     Corporate Note
----------------------------------------------------------------------------------------------------------------------


       Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet, Oechsle or UOBGC. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet, Oechsle or UOBGC believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet, Oechsle or UOBGC, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                               DISTRIBUTION PLANS


PRIME A SHARES PLAN

       Galaxy has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Prime A Shares of the Funds (the "Prime A Shares Plan"). Under the Prime A Shares Plan, Galaxy may pay PFPC Distributors or another person for expenses and activities intended to result in the sale of Prime A Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Prime A Shares and the direct or indirect cost of financing such payments.

       Under the Prime A Shares Plan, payments by Galaxy for distribution expenses may not exceed the annualized rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for distribution expenses to not more than 0.25% (on an annualized basis) of the average daily net asset value of each Fund's outstanding Prime A Shares.


       During the fiscal years ended October 31, 2000 and 1999, Prime A Shares of the Funds paid the following distribution fees under the Prime A Shares Plan:


                                                            FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                            --------------------------------------
FUND                                                            2000                 1999
----                                                        -------------        -------------
Asset Allocation...........................................     $506                 $438
Equity Income..............................................       *                    *
Growth and Income..........................................     $383                 $264
Strategic Equity...........................................       *                    *
Equity Value...............................................       *                    *
Equity Growth..............................................     $323                 $184
International Equity.......................................     $ 39                 $ 0
Pan Asia(1)................................................    $ 1(1)                 **
Small Cap Value............................................     $456                 $357
Small Company Equity.......................................       *                    *
Short-Term Bond............................................       *                    *
Intermediate Government Income.............................       *                    *
High Quality Bond..........................................     $ 40                  $63
Tax-Exempt Bond............................................       *                    *

------------------------------

*      Prime A Shares were not offered during the period.
**     The Pan Asia Fund was not in operation during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime A Shares) through October 31, 2000.

All amounts paid under the Prime A Shares Plan were paid to broker-dealers.


PRIME B SHARES PLAN

       Galaxy has adopted a Distribution and Services Plan pursuant to the Rule with respect to Prime B Shares of the Funds (the "Prime B Shares Plan"). Under the Prime B Shares Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Prime B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Prime B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Prime B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Prime B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Prime B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Prime B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

       Under the Prime B Shares Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to each such Fund's outstanding Prime B Shares, and (ii) to a broker/dealer for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each such Fund's outstanding Prime B Shares which are owned of record or beneficially by that broker/dealer's customers for whom the broker/dealer is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of broker/dealers.

       During the fiscal years ended October 31, 2000 and 1999, Prime B Shares of the Funds paid the following distribution fees under the Prime B Shares Plan:


                                                            FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                            --------------------------------------
FUND                                                               2000                 1999
----                                                           -----------           -----------
Asset Allocation..........................................        $4,157                $754
Equity Income.............................................           *                    *
Growth and Income.........................................         $ 963                $137
Strategic Equity..........................................           *                    *
Equity Value..............................................           *                    *
Equity Growth.............................................        $3,007                $268
International Equity......................................        $3,839                $537
Pan Asia(1)...............................................        $ 2(1)                  **
Small Cap Value...........................................        $1,314                $349
Small Company Equity......................................           *                    *
Short-Term Bond...........................................           *                    *
Intermediate Government Income............................           *                    *
High Quality Bond.........................................        $2,011                $543
Tax-Exempt Bond...........................................           *                    *


*      Prime B Shares were not offered during the period.
**     The Pan Asia Fund was not in operation during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime B Shares) through October 31, 2000.


During the fiscal year ended October 31, 2000, Prime B Shares of the Funds paid the following shareholder servicing fees under the Prime B Shares Plan:

                                                            FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                            --------------------------------------
FUND                                                               2000                 1999
----                                                           -----------           -----------
Asset Allocation..........................................         $1,357               $2,263
Equity Income.............................................            *                    *
Growth and Income.........................................          $ 319                 $412
Strategic Equity..........................................            *                    *
Equity Value..............................................            *                    *
Equity Growth.............................................          $999                  $806
International Equity......................................         $1,278               $1,640
Pan Asia(1)...............................................         $ 1(1)                  **
Small Cap Value...........................................          $ 438               $1,046
Small Company Equity......................................            *                    *
Short-Term Bond...........................................            *                    *
Intermediate Government Income............................            *                    *
High Quality Bond.........................................          $669                $1,629
Tax-Exempt Bond...........................................            *                    *

------------------------------

*      Prime B Shares were not offered during the period.
**     The Pan Asia Fund was not in operation during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime B Shares) through October 31, 2000.


All amounts paid under the Prime B Shares Plan were paid to broker-dealers.


BOTH DISTRIBUTION PLANS

       Payments for distribution expenses under the Prime A Shares Plan and Prime B Shares Plan (the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plans provide that it may not be amended to increase materially the costs which Prime A Shares or Prime B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

       Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and holders of the Prime A Shares and Prime B Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Prime A Shares and Prime B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plans with a broker-dealer is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Prime B Shares of such Fund (or, if applicable, Prime A Shares of the Pan Asia Fund) by PFPC Distributors or by the broker-dealer. An agreement will also terminate automatically in the event of its assignment.

       As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.



                                   DISTRIBUTOR


       PFPC Distributors serves as Galaxy's distributor. PFPC Distributors is a registered broker/dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


       Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 1, 2002, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


       PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Prime A Shares of the Funds as described in the Prospectuses and this Statement of Additional Information.


       Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Prime A Shares of the Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of front-end sales charges on the sale of Prime A Shares of the Funds. During the fiscal year ended October 31, 2000, FD Distributors and/or PDI received front-end sales charges in connection with sales of Prime A Shares as follows:

                                                                          FOR THE FISCAL YEAR ENDED
FUND                                                                           OCTOBER 31, 2000
----                                                                      -------------------------
Asset Allocation..........................................                         $1,756
Equity Income.............................................                            *
Growth and Income.........................................                          $  0
Strategic Equity..........................................                            *
Equity Value..............................................                            *
Equity Growth.............................................                          $ 985
International Equity......................................                          $ 138
Pan Asia..................................................                         $ 0(1)
Small Cap Value...........................................                          $ 138
Small Company Equity......................................                            *
Short-Term Bond...........................................                            *
Intermediate Government Income............................                            *
High Quality Bond.........................................                         $1,190
Tax-Exempt Bond...........................................                            *

------------------------------

*      Prime A Shares were not offered during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime A Shares) through October 31, 2000.


FD Distributors and PDI retained none of the amounts shown in the above table.


       PFPC Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Prime B Shares of the Fund as described in the Prospectuses and this Statement of Additional Information.


       Prior to December 1, 1999, FD Distributors was entitled to payment of such contingent deferred sales charges. During the fiscal year ended October 31, 2000, FD Distributors and/or PDI received contingent deferred sales charges in connection with Prime B Share redemptions as follows:

                                                                          FOR THE FISCAL YEAR ENDED
FUND                                                                          OCTOBER 31, 2000
----                                                                      -------------------------
Asset Allocation..........................................                         $1,398
Equity Income.............................................                            *
Growth and Income.........................................                          $ 280
Strategic Equity..........................................                            *
Equity Value..............................................                            *
Equity Growth.............................................                         $4,834
International Equity......................................                         $3,176
Pan Asia(1)...............................................                         $100(1)
Small Cap Value...........................................                         $1,018
Small Company Equity......................................                            *
Short-Term Bond...........................................                            *
Intermediate Government Income............................                            *
High Quality Bond.........................................                          $ 366
Tax-Exempt Bond...........................................                            *

------------------------------

*      Prime B Shares were not offered during the period.
(1) For the period from September 22, 2000 (commencement of operations of Prime B Shares) through October 31, 2000.


FD Distributors and/or PDI retained none of the amounts shown in the above table.


       The following table shows all sales charges, commissions and other compensation received by FD Distributors and/or PDI directly or indirectly from the Funds with respect to their Prime A Shares and Prime B Shares during the fiscal year ended October 31, 2000:


                                                                                 Brokerage
                                 Net                                          Commissions in
                             Underwriting         Compensation on               Connection
                            Discounts and         Redemption and                 with Fund             Other
Fund*                      Commissions(1)          Repurchase(2)                Transactions       Compensation(3)
-----                      --------------          -------------                ------------       ---------------
Asset Allocation               $3,154                 $1,398                         $0                $5,918
Growth and Income               $ 280                  $ 280                         $0                $1,636
Equity Growth                  $5,819                 $4,834                         $0                $3,966
International Equity           $3,314                 $3,176                         $0                $5,044
Pan Asia(4)                     $ 100                  $ 100                         $0                $    0
Small Cap Value                $1,156                 $1,018                         $0                $2,228
High Quality Bond              $1,556                  $ 366                         $0                $2,796

----------------------------------

* Prime A Shares and Prime B Shares of the Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds were not offered during the period.

(1) Represents amounts received from front-end sales charges on Prime A Shares and commissions received in connection with sales of Prime B Shares.
(2) Represents amounts received from contingent deferred sales charges on Prime B Shares Plan. The basis on which such sales charges are paid is described in the Prospectus relating to Prime B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Prime A Shares Plan and Prime B Shares during the fiscal year ended October 31, 2000 (see "Distribution Plans" above).
(4) For the period from September 22, 2000 (commencement of operations of Prime A and Prime B Shares) through October 31, 2000.




                                    AUDITORS

       Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Reports to Shareholders with respect to the Funds (the "Annual Report") and incorporated by reference into this Statement of Additional Information for the fiscal years ended October 31, 2000 and 1999 have been audited by Ernst & Young LLP.


                                    COUNSEL


       Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                                 CODES OF ETHICS

       Galaxy, Fleet, Oechsle and UOBGC have adopted codes of ethics pursuant to Rule17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The codes of ethics are on public file, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.


                        PERFORMANCE AND YIELD INFORMATION


       Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

       The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                         6
                  YIELD = 2[(a-b)/cd +1 )  - 1]

Where:      a =   dividends and interest earned by a Fund during the period;

            b =   expenses accrued for the period (net of reimbursements);

            c = average daily number of shares outstanding during the period entitled to receive dividends; and

            d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

       With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

       Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

       Based on the foregoing calculations, the standardized yield for Prime A Shares and Prime B Shares of the Funds for the 30-day period ended October 31, 2000 were as set forth below.


FUND                                                                  PRIME A           PRIME B
----                                                                  -------           -------
Asset Allocation..........................................             1.92%             1.61%
Equity Income.............................................               *                 *
Growth and Income.........................................             0.91%             0.95%
Strategic  Equity.........................................               *                 *
Equity Value .............................................               *                 *
Equity Growth.............................................             0.76%             0.80%
International Equity......................................             0.62%             0.68%
Pan Asia..................................................             N/A**             N/A**
Small Cap Value...........................................             0.77%             0.76%
Small Company Equity......................................               *                 *
Short-Term Bond...........................................               *                 *
Intermediate Government Income............................               *                 *
High Quality Bond.........................................             5.72%             5.11%
Tax-Exempt Bond...........................................               *                 *


*      Prime A Shares and Prime B Shares were not offered during the period.
**     The Pan Asia Fund does not advertise standardized yield.


       The "tax-equivalent" yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax. The Tax-Exempt Bond Fund did not offer Prime A Shares and Prime B Shares during the 30-day period ended October 31, 2000.

       Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                              T = [(ERV/P) - 1] TO THE POWER OF 1/n

Where:           T =  average annual total return;

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                 P =  hypothetical initial payment of $1,000; and

                 n =  period covered by the computation, expressed in years.

       Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

       Aggregate Total Return = [(ERV/P) - l]

       The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Prime A Shares or redemptions of Prime B Shares, as the case may be.

       The aggregate total returns for Prime A Shares and Prime B Shares of the Funds from the date of each Fund's initial public offering to October 31, 2000 are set forth below:


FUND**                                                                PRIME A           PRIME B
----                                                                  -------           -------
Asset Allocation..........................................             14.19%           15.03%
Equity Income.............................................               *                 *
Growth and Income.........................................             18.53%           19.53%
Strategic  Equity.........................................               *                 *
Equity Value .............................................               *                 *
Equity Growth.............................................             42.36%           44.96%
International Equity......................................             20.95%           22.15%
Pan Asia..................................................             -7.09%           -6.68%
Small Cap Value...........................................             22.24%           23.48%

FUND**                                                                PRIME A           PRIME B
----                                                                  -------           -------
Small Company Equity......................................               *                 *
Short-Term Bond...........................................               *                 *
Intermediate Government Income............................               *                 *
High Quality Bond.........................................             -0.82%           -0.97%
Tax-Exempt Bond...........................................               *                 *


*      Prime A Shares and Prime B Shares were not offered during the period.
** Other than the Pan Asia Fund, each Fund's date of initial public offering of Prime A Shares and Prime B Shares was November 1, 1998. The Pan Asia Fund's date of initial public offering of Prime Shares was September 22, 2000.


       The average annual total returns for Prime A Shares and Prime B Shares for the one-year period ended October 31, 2000 are as set forth below:


                                                                          PRIME A                     PRIME B
FUND                                                                     ONE YEAR                    ONE-YEAR
----                                                                     --------                    --------
Asset Allocation                                                           4.10%                       4.29%
Equity Income                                                                *                           *
Growth and Income                                                          3.27%                       3.38%
Strategy Equity                                                              *                           *
Equity Value                                                                 *                           *
Equity Growth                                                             11.86%                      12.48%
International Equity                                                      -6.76%                      -6.66%
Pan Asia                                                                    N/A                         N/A
Small Cap Value                                                           15.52%                      16.46%
Small Company Equity                                                         *                           *
Short-Term Bond                                                              *                           *
Intermediate Government Income                                               *                           *
High Quality Bond                                                          1.93%                       1.41%
Tax-Exempt Bond                                                              *                           *


*   Prime A Shares and Prime B Shares were not offered during this period.

       As stated in the Prospectus, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Prime A Shares or redemptions of Prime B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

PERFORMANCE REPORTING


       From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

       Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds.

       The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The Tax-Exempt Bond Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated as described above. The Fund's tax-equivalent yield will always be higher than its yield.

       The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Prime A Shares of the Funds and the applicable contingent deferred sales charge for Prime B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

       The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Prime A Shares or the redemption of Prime B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

       The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

       The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.



                                  MISCELLANEOUS


       As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

       Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

       A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

       As of February 13, 2001, the name, address and percentage ownership as of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of each class of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    TRUST SHARES                       99.74%
    Fleet National Bank
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL B SHARES
    Steven R. Schwartz                  5.49%
    2393 Lake Elmo Avenue N.
    Lake Elmo, MN 55042-8407

    BKB SHARES
    James H. Furneaux &                 5.56%
    Carol S. Furneaux
    JTTEN
    810 Concord Road
    Carlisle, MA  01741-1523

    Mellon Bank (DE) NA                 5.48%
    Enhanced Cash Fund
    Wilshire Enhanced Tax
    Index Trust
    135 Sentilli Highway
    Everett, MA 02149-1906

TAX-EXEMPT MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank               100.00%
    P.O. Box 92800
    Rochester, NY 14692-8900

    BKB SHARES
    Bob & Co.                           8.88%
    Treasury
    Attn:  A.J. Ferullo
    100 Federal St #01-12-02
    Mailstop: MADE 10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gilbert L. Wade                     5.68%
    143 Avenue B
    Apartment 6A
    New York, NY 10009-5026

GOVERNMENT MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.33%
    P.O. Box 92800
    Rochester, NY 14692-8900

U.S. TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                95.94%
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL A SHARES
    US Clearing A Division             15.58%
    of Fleet Securities Inc.
    26 Broadway
    New York, NY 10004-1703

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                18.81%
    P.O. Box 92800
    Rochester, NY  14692-8900

    Bob & Co.                           7.80%
    Treasury Attn: A. J. Ferullo
    100 Federal St #01-13-07
    Mail Stop: MADE10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Fleet Bank Omnibus                 60.20%
    Steven P. Suchecki
    20 Church Street
    Hartford, CT  06103

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.93%
    P.O. Box 92800
    Rochester, NY 14692-8900

INSTITUTIONAL MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                24.45%
    P.O. Box 92800
    Rochester, NY 14692-8900

    US Clearing A Division Of           7.29%
    Fleet Securities Inc.
    26 Broadway
    New York, NY  10004-1703

    Bob & Co. Treasury                 45.11%
    Mail Stop: MADE 10013E
    Attn:  A.J. Ferullo
    100 Federal Street
    #01-13-07
    Boston, MA  02110-1802

    Tweeter HomeEntertainment           5.03%
    Group Financing Company
    Trust
    10 Pequot Way
    Canton, MA  02021-2306

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MASSACHUSETTS MUNICIPAL
    MONEY MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                36.40%
    P.O. Box 92800
    Rochester, NY 14692-8900

    U.S. Clearing A Division of        20.57%
    Fleet Securities, Inc.
    26 Broadway
    New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY
    MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                45.35%
    P.O. Box 92800
    Rochester, NY  14692-8900

    William L. Bucknall                 5.05%
    Norma Lee Bucknall
    5 Oak Ridge Dr.
    Bethany, CT  06524-3117

EQUITY VALUE FUND
    TRUST SHARES
    Gales & Co.                        69.22%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        10.66%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

EQUITY GROWTH FUND
    TRUST SHARES
    Gales & Co.                        67.14%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.37%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        15.24%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of           5.80%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th Street, Apt. 359
    Baltimore, MD 21211-2176

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    NH Bragg & Sons                    87.06%
    401(K) Profit Sharing Plan
    Lawrence S. Cronkite and
    John Bragg TTEES
    92 Perry Road
    P.O. Box 927
    Bangore, ME 04402-0927

    PRIME B SHARES
    US Clearing A Division of          19.22%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          12.42%
    Fleet Securities Inc.
    FBO# 166-31108-21
    Frank Catanho, Trustee of
    the Frank Catanho
    1996 Trust Dated 10/22/96
    24297 Mission Blvd.
    Hayward, NY 94544-1020

    US Clearing A Division of          12.06%
    Fleet Securities Inc.
    FBO# 024-90318-16
    Lynn C. Sherrie
    P.O. Box 316
    Wilson, NY 14172-0316

    US Clearing A Division of          10.40%
    Fleet Securities Inc.
    FBO# 221-00085-18
    Walter M. Swiecicki &
    Cathleen Swiecicki  JT WROS
    119 Old Beekman Road
    Monmouth Junction, NJ
    08852-3114

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           5.71%
    Fleet Securities Inc.
    FBO# 244-90004-19
    W P Fleming
    66500 E 253rd
    Grove, OK 74344-6163

    US Clearing Corporation             5.62%
    FBO# 131-98122-18
    Elaine B. Odessa
    9 Newman Road
    Pantucket, RI 02860-6183

GROWTH FUND II
    TRUST SHARES
    Gales & Co.                        19.67%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        10.25%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        69.61%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           9.32%
    Fleet Securities Inc.
    FBO# 245-94671-10
    Elliot Entner
    16 Paul Revere Road
    Sharon, MA 02067-2213

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Kie Y Ahn                          16.50%
    Bok S Ahn JT WROS
    639 Quaker Street
    Chappaqua, NY 10514-1507

    RETAIL B SHARES
    US Clearing A Division of           6.73%
    Fleet Securities Inc.
    FBO 979-00486-16
    Joseph Papai Jr.
    918 Lee Avenue
    North Brunswick, NJ
    08902-2351

    Fleet Bank NA                       5.07%
    Cust of the Rollover IRA
    FBO Juan Rosai
    25 Crestview Dr.
    North Haven, CT  06473

EQUITY INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        33.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        12.03%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    TRUST SHARES
    Gales & Co.                        30.92%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        27.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.73%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    Charles Schwab & Co. Inc.          10.14%
    Special Custody Acct. for
    Exclusive of Customers
    Attn: Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122

    PRIME A SHARES                     80.62%
    US Clearing A Division of
    Fleet Securities Inc.
    FBO 125-98055-11
    Albert F Twanmo
    6508 81st St.
    Cabin John, MD 20818-1203

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.83%
    Fleet Securities Inc.
    FBO 136-99157-13
    Jon-Paul Dadaian
    178 Clarken Drive
    West Orange, NJ 07052-3441

    PRIME B SHARES US
    Clearing A Division of             69.62%
    Fleet Securities Inc.
    FBO# 102-59241-17
    Church & Friary of St.
    Francis of Assisi
    c/o Fr. Peter Brophy OFM
    135 West 31st St.
    New York, NY 10001-3405

    US Clearing Corp                    5.46%
    FBO# 244-90026-13
    Guido Guinasso
    418 College Avenue
    San Francisco, CA  94112-1114

    BKB SHARES
    National Financial                  5.59%
    Services Corp
    For the Exclusive Benefit of
    Customers
    P.O. Box 3908
    Church Street Station
    New York, NY 10008-3908

GROWTH AND INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        41.18%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.23%
    Fleet Securities Inc.
    FBO# 160-27022-17
    Linda Shaw, Trustee for the
    Linda J Shaw Trust
    920 Meadows Road
    Geneva, IL 60134-3052

    US Clearing A Division of          28.37%
    Fleet Securities Inc.
    FBO# 113-27816-16
    Pamela M Fein
    68 Oak Ridge Drive
    Bethany, CT 06524-3118

    US Clearing A Division of          25.85%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    PRIME B SHARES
    US Clearing A Division of          29.97%
    Fleet Securities Inc.
    FBO# 147-97497-13
    Martin Allen Sante
    8858 Moanalua Way
    Diamondhead, MS 39525

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          18.15%
    Fleet Securities Inc.
    FBO# 103-31744-16
    Irwin Luftig & Elaine Luftig
    6119 Bear Creek Ct
    Lake Worth, FL 33467-6812

    US Clearing A Division of          16.81%
    Fleet Securities Inc.
    FBO# 148-28677-18
    Linda M. Berke & Michael E.
    Berke JT TEN
    30941 Westwood Road
    Farmington Hills, MI
    48331-1466

    US Clearing A Division of          16.40%
    Fleet Securities Inc.
    FBO# 147-29019-15
    Walter W Quan
    2617 Skyline Drive
    Lorain, OH 44053-2243

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 013-90166-12
    Florence G. St. Onge
    34 Cedar Lane
    Warren, RI 02885-2236

    US Clearing A Division of           6.04%
    Fleet Securities Inc.
    FBO# 108-00116-10
    Michael Kennedy &
    Carleen Kennedy    JT WROS
    12 Walton Avenue
    Locust Valley, NY 11560-1227

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
ASSET ALLOCATION FUND
    TRUST SHARES
    Gales & Co.                        92.05%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.52%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          30.60%
    Fleet Securities Inc.
    FBO# 114-97238-17
    Sara Mallow
    6415 NW 24th Street
    Boca Raton, FL 33434-4320

    US Clearing A Division of          21.95%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    US Clearing Corp                   11.21%
    FBO 170-01663-15
    Nicholas G. Roselli
    216 Root Road
    Westfield, MA 01085-9832

    US Clearing A Division of          14.97%
    Fleet Securities Inc.
    FBO 194-97099-17
    James Kenneth Winter
    2523 Greenridge Dr.
    Belden, MS  08826-9530

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    U.S. Clearing Corp.                 5.21%
    FBO 155-98529-16
    Frederick B. Gatt
    144 Jay Street
    Albany, NY 12210-1806

    PRIME B SHARES
    US Clearing A Division of          10.93%
    Fleet Securities Inc.
    FBO# 138-97818-14
    Carol Y Foster
    524 Marie Avenue
    Blountstown, FL 32424-1218

    US Clearing A Division of          10.43%
    Fleet Securities Inc.
    FBO# 102-92974-11
    Ann E Herzog
    74 Tacoma Street
    Staten Island, NY 10304-4222

    US Clearing A Division of           6.95%
    Fleet Securities Inc.
    FBO# 166-98559-16
    Ann P Sargent
    422 Los Encinos Avenue
    San Jose, CA 95134-1336

    US Clearing A Division of           6.75%
    Fleet Securities Inc.
    FBO# 166-97970-19
    Alicia E Schober
    10139 Ridgeway Drive
    Cupertino, CA 95014-2658

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.19%
    Fleet Securities Inc.
    FBO# 181-01324-13
    Paul R Thornton & Karin Z
    Thornton JT TEN
    1207 Oak Glen Lane
    Sugar Land, TX 77479-6175

    US Clearing Corp                    5.15%
    FBO# 013-00189-14
    David Paquin & Susan
    Paquin JT TEN
    Attn: Paul D Nunes VP
    100 Westminister St.
    RI/MO/F026
    Providence, RI 02903-2318

SMALL COMPANY EQUITY FUND
    TRUST SHARES
    Gales & Co.                        62.31%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        25.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        10.70%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    TRUST SHARES
    Gales & Co.                        44.32%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.34%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th, Apt. 359
    Baltimore, MD 21211-2176

    US Clearing A Division of          23.99%
    Fleet Securities Inc.
    FBO# 155-03619-17
    Frederick W Geissinger
    601 NW 2nd Street
    Evansville, IN 47708-1013

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.00%
    Fleet Securities Inc.
    FBO# 103-97564-14
    Thomas X McKenna
    170 Turtle Creek Drive
    Tequesta, FL 33469-1547

    US Clearing A Division of          11.81%
    Fleet Securities Inc.
    FBO# 103-31296-18
    Edward U Roddy III
    109 Angler Avenue
    Palm Beach, FL 33480-3101

    PRIME B SHARES
    US Clearing A Division of          12.40%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          10.88%
    Fleet Securities Inc.
    FBO #162-27769-10
    Gilbert Shue & Eva
    Shue-Trustees
    Shue FamilyTrust-DTD
    11/8/84
    10119 Riverside Dr.
    Ontario, CA  91761-7814

    US Clearing A Division of           8.40%
    Fleet Securities Inc.
    FBO# 107-30623-15
    Andrejs Zvejnieks
    2337 Christopher Walk
    Atlanta, GA 30327-1110

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.54%
    Fleet Securities Inc.
    FBO# 223-97395-15
    Rufus O. Eddins, Jr.
    360 Dominion Circle
    Knoxville, TN 37922-2750

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 221-97250-13
    Michael A Veschi
    106 Exmoor Court
    Leesburg, VA 20176-2049

    US Clearing Corp                    5.74%
    FBO# 138-30212-17
    Virginia Godenrath T.O.D.
    Robert Godenrath
    5925 Shore Boulevard South
    #104
    Gulfport, FL 33707-5904

    US Clearing Corp                    5.01%
    FBO# 108-98907-17
    Linda Lecessi - Karp
    141 Norwood Avenue
    Malverne, NY 11565-1422

STRATEGIC EQUITY FUND
    TRUST SHARES
    Gales & Co.                        92.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.60%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    US Clearing A Division of           5.85%
    Fleet Securities Inc.
    FBO 978-12453-12
    Violet K. Saidnehr
    260 Middle Neck Road
    Great Neck, NY  11021-1175

PAN-ASIA FUND
    TRUST SHARES
    FIM Funding, Inc.                 100.00%
    Attn:  Richard Joseph
    150 Federal Street
    Boston, MA  02109

    RETAIL A SHARES
    Anthony P. Vericco                  6.41%
    & Antonia Vericco JTWROS
    32 Susan Drive
    Saugus, MA 01906

    John J. Mancini                    13.42%
    Anthony Mancini JT TEN
    114 Alpine Road
    Portland, ME 04103-2804

    Fleet Bank                          8.27%
    Cust For the IRA Plan FBO
    Susan A. Bird
    30 Lafayette Ave
    Somerset, NJ 08873-2556

    Adelaide Donohue &                 40.14%
    Matthew Donohue
    JT WROS
    PO Box 230
    Southampton , NY 11969

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Striplin Family Trust               5.57%
    Dave Striplin & Kristin
    Striplin JT WROS PDAA
    U/T/A DTD 1-22-2001
    1705 Vista Del Monte
    Aubum, CA 95603-6104

    RETAIL B SHARES
    Fleet Bank NA                      51.72%
    Cust of the Rollover IRA
    FBO Ben V. Phan
    120 Stoughton Street
    Dorchester, MA 02125-1900

    FIM Funding, Inc.                   9.15%
    Attn:  Richard Joseph
    150 Federal Street
    4th Floor
    Boston, MA  02109

    US clearing A Division of           9.61%
    Fleet Securities Inc.
    FBO 245-901434-13
    Anthony M. Savoy
    103 Oak Street
    Indian Orchard, MA
    01151-1538

    US clearing A Division of          21.92%
    Fleet Securities Inc.
    FBO 245-94856-17
    Daniel Coletti
    465 Lexington Street
    Waltham, MA 02452

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERMEDIATE GOVERNMENT
    INCOME FUND
    TRUST SHARES
    Gales & Co.                        63.84%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        21.29%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        14.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL B SHARES
    Fleet Bank NACust of                8.30%
    Rollover IRA
    FBO Joel J. Corriveau Sr.
    28 Louise Ave
    Mathuen, MA 01844

    BKB SHARES
    Boott Mills                         8.20%
    c/o Richard D. Leggat
    25th Floor
    150 Federal Street
    Boston, MA  02110-1745

    Pipe Fitters Local 537              8.80%
    Health & Welfare Fund
    35 Travis Street #1
    Allston, MA  02134-1251

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
HIGH QUALITY BOND FUND
    TRUST SHARES
    Gales & Co.                        32.63%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.02%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        48.87%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          19.45%
    Fleet Securities Inc.
    FBO# 103-30971-12
    Doris G Schack
    FBO - Doris G Schack Living
    Trust
    9161 East Evans
    Scottsdale, AZ 85260-7575

    US Clearing A Division of          54.49%
    Fleet Securities Inc.
    FBO# 132-90090-11
    Virginia Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.99%
    Fleet Securities Inc.
    FBO# 013-02964-11
    Jane L Grayhurst
    770 Boylston St., Apt 10G
    Boston, MA 02199-7709

    US Clearing A Division of          16.92%
    Fleet Securities Inc.
    FBO 132-47141-10
    Virginia A. Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

    PRIME B SHARES
    US Clearing A Division of          33.43%
     Fleet Securities Inc.
    FBO# 200-70099-19
    Neil C Feldman
    11 Cottage Lane
    Marlboro, NJ 07746-2124

    US Clearing A Division of          13.49%
    Fleet Securities Inc.
    FBO# 119-97697-10
    Ira Zornberg
    4219 Nautilus Avenue
    Brooklyn, NY 11224-1019

    US Clearing A Division of          12.79%
    Fleet Securities Inc.
    FBO# 147-24459-13
    Jay Robert Klein
    26800 Amhearst Circle #209
    Cleveland, OH 44122-7572

    US Clearing A Division of          14.37%
    Fleet Securities Inc.
    FBO# 230-02116-18
    Marjorie Dion
    301 Raimond Street
    Yaphank, NY 11980-9725

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.60%
    Fleet Securities Inc.
    FBO# 157-98031-13
    Patricia Fusco
    112 E. Chapel Avenue
    Cherry Hill, NJ 08034-1204

    US Clearing A Division of           6.37%
    Fleet Securities Inc.
    FBO# 238-97175-19
    Marie Gottfried
    10208 Andover Coach
    Circle H-2
    Lake Worth, FL 33467-8158

SHORT-TERM BOND FUND
    TRUST SHARES
    Gales & Co.                        32.42%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        55.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        11.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    Chelsea Police Relief              13.56%
    Assoc.
    John R. Phillips Treas. &
    Michael McCona Clerk
    180 Crescent Avenue
    Chelsea, MA  02150-3017

    Josue Colon Cust                    7.87%
    Hazel Colon UGMA CT
    400 Lasalle St
    New Britain, CT  06051-1316

    Elizabeth Mugar                     7.19%
    10 Chestnut St.
    Apt. 1808
    Springfield, MA  01103-1709

    US Clearing A Division of           5.28%
    Fleet Securities Inc.
    FBD 979-99169-12
    Andrew Crill
    P.O. Box 51-31 Bedle St.
    Belle Mead, NJ 08502-0051

    US Clearing Corp                    5.32%
    FBO 979-14631-11
    Frrank Badics & Theresa
    Badics JT TEN
    9 Elmwood Drive
    Milltown, NJ 08850-1636

TAX-EXEMPT BOND FUND
    TRUST SHARES
    Gales & Co.                        37.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        25.16%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        36.26%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           5.81%
    Fleet Securities Inc.
    FBO 979-14339-16 JTTEN
    Charles Dagraca & Barbara
    Dagraca
    20 William Penn Rd.
    Warren, NJ 07059-5079

    RETAIL B SHARES
    Sylvia Fendler                     11.00%
    72 Brinkerhoff Ave.
    Stamford, Ct. 06905

    Frances E. Stady                    5.62%
    P.O. BOX 433
    3176 Main St.
    Yorkshire, NY  14173-0433

INTERMEDIATE TAX-EXEMPT
    BOND FUND
    TRUST SHARES
    Gales & Co.                         6.58%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        91.39%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

    RETAIL A SHARES
    PFPC Inc.                          96.45%
    Attn: William Greilich
    4400 Computer Drive
    Westboro, MA  01581

    BKB SHARES
    Charles Schwab & Co.               31.94%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Richard F. Messing                  5.73%
    3310 South Ocean Blvd.
    Apartment # 532
    Highland Beach, FL 33487

CONNECTICUT MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        72.28%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        27.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL A SHARES
    US Clearing Corp.                   9.22%
    FBO 245-05810-18
    Jean N. Konstantino and
    Theodore P. Konstantino
    JT TEN
    44 Shore Road
    Clinton, CT 06413-236

CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        91.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    RETAIL A SHARES
    Maria Guarna & Nazzareno           70.36%
    Guarna JT WROS
    147 Woodbury Ave.
    Stamford, CT  06907

    Catherine J. Fellows               25.69%
    7 Pent Road
    Bloomfield, CT 06002-1518

    BKB SHARES
    Charles Schwab & Co.               25.69%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Kelly F. Shackelford                5.40%
    P.O. Box 672
    New Canaan, CT 06840-0672

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
FLORIDA MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        90.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                         8.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

MASSACHUSETTS MUNICIPAL
    BOND FUND
    TRUST SHARES
    Gales & Co.                        46.00%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        51.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

MASSACHUSETTS INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        80.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        18.54%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   10.74%
    FBO 245-01752-17
    Edward S. Konda & Wenja S.
    Konda JT WROS JT/TEN
    501 Lexington St.
    Unit 19
    Waltham, MA  02452-3034

    US Clearing A Division of          16.09%
    Fleet Securities Inc.
    FBO 245-03939-19
    William J. Tedoldi & Betsy
    M. Tedoldi JTTEN
    68 High St.
    Needham, MA  02492

    US Clearing A Division of          10.55%
    Fleet Securities Inc.
    FBO# 245-00100-00
    Marc P. Hayes & Helen Hayes
    JTTEN
    52 Phillips Farm Rd.
    Marshfield, MA  02050

    US Clearing Corp                   24.00%
    FBO 245-05961-15
    Daniel P. Anderson
    37 Maple Street
    Stoneham, MA 02180-2522

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing Corp                   19.36%
    FBO 225-00001-10
    Martin D. Cepkauskas & Marie
    A Cepkauskas
    JT/TEN
    P.O. Box 1164
    Eastham, MA 02462-1164

CORPORATE BOND FUND
    TRUST SHARES
    Gales & Co.                        36.71%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        35.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        22.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        87.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        12.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    Gales & Co.                        35.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        24.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    James R. McCulloch                  7.42%
    c/o Microfibre
    PO Box 1208
    Pawtucket, RI 02862-1208

    BKB SHARES
    US Clearing A Division of           6.11%
    Fleet Securities Inc.
    FBO #245-26616-10
    Pease & Curren Materials
    75 Pennsylvania Avenue
    Warwick, RI  02888-3028

    Charles Schwab & Co.                8.96%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    John J Almeida TR                   5.88%
    John J Almeida
    Revocable Trust
    U/A Dated May 15 1997
    517 Pleasant Street
    Pawtucket, RI 02860-5725

NEW YORK MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        65.27%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        29.49%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                         5.20%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   13.36%
    FBO 245-03768-15
    Marilyn J Brantley
    5954 Van Allen Road
    Belfast, NY 14711-8750

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        51.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        47.95%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing A Division of          10.85%
    Fleet Securities Inc.
    FBO 979-08676-19
    George L. Gutierrez &
    Nereida Gutierrez
    8 Old Farm Road
    Saddle River, NJ 07458-3106

    US Clearing A Division of          49.59%
    Fleet Securities Inc.
    FBO 979-10688-11
    John J. Delucca
    314 Ardmore Road
    Ho Ho Kus, NJ  07423-1110

    US Clearing Corp                   33.13%
    FBO 979-14430-14
    John R. Wright and Maria
    N. Wright JTTEN
    118 Woodland Road
    Montvale, NJ 07645

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    PRIME RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    GOVERNMENT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    TAX-EXEMPT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703


     As of February 13, 2001, the name, address and percentage ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    Stable Asset Fund                  12.35%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GOVERNMENT FUND
    Murphy John Davis TRUA              6.19%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

U.S. TREASURY FUND
    Loring Walcott Client              38.67%
    Sweep Acct
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY VALUE FUND
    Leviton MFG Co                      6.92%
    Sav Plan
    Ret c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY GROWTH FUND
    Fleet Savings Plus-Equity          23.82%
    Growth
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Nusco Retiree Health                6.76%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    Fleet Savings Plus                  8.94%
    Intl Equity
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY  14638

    FBF Pension Plan                    7.64%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

STRATEGIC EQUITY FUND
    FFG Retirement &                   88.25%
    Pension VDG
    c/o Fleet Financial Group
    159 East Main
    Rochester, NY 14638

HIGH QUALITY BOND FUND
    Fleet Savings Plus                 12.73%
    Plan-HQ Bond
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

SHORT TERM BOND FUND
    Brown Shoe Co.                      9.20%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

ASSET ALLOCATION FUND
    Fleet Savings Plus                 32.49%
    Asset Allocation
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL COMPANY EQUITY FUND
    Fleet Savings Plus                 38.25%
    Small Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

TAX EXEMPT BOND FUND
    Nusco Retiree Health               36.80%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CONNECTICUT MUNICIPAL
    BOND FUND
    John H. Duerden IMA                 7.06%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CORPORATE BOND FUND
    Cole Hersee Pension Plan            6.79%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GROWTH AND INCOME FUND
    Fleet Savings Plus-                41.84%
    Grth Income
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    FBF Pension Plan -                 23.13%
    Misc Assets
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc 401K P/S SCV                9.26%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc. 401K P/S                   5.56%
    Pln Aggressive
    c/o Norstar Trust Co
    Gales & Co.
    159 East Main
    Rochester, NY 14638

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Chartwell Insurance                19.29%
    Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

NEW JERSEY MUNICIPAL BOND
    FUND
    Perillo Tours                      19.16%
    c/o Norstar Trust
     Co/Gales & Co
    159 East Main
    Rochester, NY 14638

    Royal Chambord IMA                  9.58%
    c/o Norstar Trust
    Co/Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    McKee Wendell A.                    9.51%
    Marital Trust
    c/o Norstar Trust Co/Gales
    & Co
    159 East Main
    Rochester, NY 14638

    Dorothy L. Nelson                   6.41%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Robert Lawrence Jr.                 6.36%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

RHODE ISLAND MUNICIPAL
    BOND FUND
    CP Pritchard TR GST                13.25%
    Non-Exempt
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    Transwitch Cap                      9.41%
    Focus Acct B
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    Gail Munger Succ                   10.25%
    TTEE T.P. Parkas Tr
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    M.G./Michael Sendzimir              5.51%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

FLORIDA MUNICIPAL BOND FUND
    Pritchard TR B SH LP Hess           6.56%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    William M. Wood Trust               6.26%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    Charles G. Bancroft                 5.76%
    TR U/Will
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                              FINANCIAL STATEMENTS

       Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 has been filed with the SEC. The financial statements in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appear in such Annual Report and are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

       A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

       "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

       "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       "Not Prime" - Issuers do not fall within any of the Prime rating categories.



       Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


       "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

       "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

       "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

       "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


       "D" - Securities are in actual or imminent payment default.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

       The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

       "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

       "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

       "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

       "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

       "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


       "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


       "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


       "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


       "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:




       "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


       "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


       "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


       "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


       "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


       "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


       "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


MUNICIPAL NOTE RATINGS

       A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

       "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

       "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


       "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.


       "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


       "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


       Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

       As stated above, certain of the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

       1.     I.  INTEREST RATE FUTURES CONTRACTS

       USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

       The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

       DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

       Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

       Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

       A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

       EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

       In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

       Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

       If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

       EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

       For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

       Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

       If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

       2.     II.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

       A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

       The Tax-Exempt Bond Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

       Closing out a futures contract sale prior to the settlement date may be effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

       Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                               Current Price
                                                                                                (points and
                                                                                Maturity       thirty-seconds
Issue                           Coupon                   Issue Date               Date          of a point)
-------------------------------------------------------------------            ---------------------------------
Ohio HFA                         9 3/8                    5/05/83                5/1/13           94-2
NYS Power                        9 3/4                    5/24/83                1/1/17           102-0
San Diego, CA IDR                10                       6/07/83                6/1/18           100-14
Muscatine, IA Elec               10 5/8                   8/24/83                1/1/08           103-16
Mass Health & Ed                 10                       9/23/83                7/1/16           100-12

       The current value of the portfolio is $5,003,750.

       To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

       On March 23, the bonds in the portfolio have the following values:

                  Ohio HFA                  81-28
                  NYS Power                 98-26
                  San Diego, CA IDB         98-11
                  Muscatine, IA Elec        99-24
                  Mass Health & Ed          97-18

       The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

       The following table provides a summary of transactions and the results of the hedge.

                                            Cash Market                      Futures Market
                                            -----------                      --------------
         February 2                         $5,003,750 long posi-            Sell 50 Municipal Bond
                                            tion in municipal                futures contracts at
                                            bonds                            86-09

         March 23                           $4,873,438 long posi-            Buy 50 Municipal Bond
                                            tion in municipal                futures contracts at
                                            bonds                            83-27
                                            --------------------------       -----------------------------

                                            $130,312 Loss                    $121,875 Gain

       While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

       The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

       3.     III.  MARGIN PAYMENTS

       Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

       4.     IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

       There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

       Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

       In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

       In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

       Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

       Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

       Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2001


GALAXY MONEY MARKET FUND
GALAXY U.S. TREASURY MONEY MARKET FUND
GALAXY TAX-EXEMPT MONEY MARKET FUND
GALAXY SHORT-TERM BOND FUND
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GALAXY HIGH QUALITY BOND FUND
GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
GALAXY RHODE ISLAND MUNICIPAL BOND FUND
GALAXY ASSET ALLOCATION FUND
GALAXY GROWTH AND INCOME FUND
GALAXY GROWTH FUND II
GALAXY INTERNATIONAL EQUITY FUND

BKB SHARES

     This Statement of Additional Information is not a prospectus. It relates to the prospectus dated February 28, 2001 for BKB Shares of the Funds (the "Prospectus"). The Prospectus, as it may be supplemented or revised from time to time, as well as the Funds' Annual Reports to Shareholders dated October 31, 2000 (the "Annual Reports"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

     The financial statements included in the Annual Reports and the report of Ernst & Young LLP, The Galaxy Fund's independent auditors, on the financial statements for the fiscal years ended October 31, 2000 and 1999 are incorporated by reference into this Statement of Additional Information. The information for the fiscal years ended October 31, 1998, 1997 and 1996 was audited by The Galaxy Fund's former auditors. The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II commenced operations as separate portfolios (the "Predecessor Funds") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Funds were reorganized as new portfolios of The Galaxy Fund. The information with regard to the Predecessor Funds for the fiscal years ended May 31, 2000, 1999, 1998, 1997 and 1996 were audited by the Predecessor Funds' former independent auditors, PricewaterhouseCoopers LLP, whose report dated July 17, 2000 and the financial statements included in the Predecessor Funds' Annual Report dated May 31, 2000 are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                                                             PAGE
GENERAL INFORMATION.............................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES............................................................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS.......................................................................6
     Money Market Fund..........................................................................................6
     U.S. Treasury Money Market Fund............................................................................6
     Tax-Exempt Money Market Fund...............................................................................7
     Short-Term Bond Fund.......................................................................................7
     Intermediate Government Income Fund........................................................................8
     High Quality Bond Fund.....................................................................................9
     Intermediate Tax-Exempt Bond Fund..........................................................................9
     Connecticut Intermediate Municipal Bond Fund...............................................................9
     Massachusetts Intermediate Municipal Bond Fund............................................................10
     Rhode Island Municipal Bond Fund..........................................................................11
     Asset Allocation Fund.....................................................................................12
     Growth and Income Fund....................................................................................13
     Growth Fund II............................................................................................13
     International Equity Fund.................................................................................14
     Special Risk Considerations...............................................................................14
     Foreign Securities........................................................................................14
     European Currency Unification.............................................................................15
     General Risk Considerations...............................................................................15
     Other Investment Policies and Risk Considerations.........................................................16
     Ratings...................................................................................................17
     U.S. Government Obligations and Money Market Instruments..................................................18
     Variable and Floating Rate Obligations....................................................................20
     Municipal Securities......................................................................................21
     Stand-by Commitments......................................................................................24
     Private Activity Bonds....................................................................................25
     Tender Option Bonds.......................................................................................26
     Custodial Receipts and Certificates of Participation......................................................26
     Repurchase and Reverse Repurchase Agreements..............................................................27
     Securities Lending........................................................................................28
     Investment Company Securities.............................................................................28
     REITs.....................................................................................................29
     Derivative Securities.....................................................................................29
     American, European, Continental and Global Depository Receipts............................................44
     Asset-Backed Securities...................................................................................45
     Mortgage-Backed Securities................................................................................46
     Mortgage Dollar Rolls.....................................................................................47
     U.S. Treasury Rolls.......................................................................................48
     Convertible Securities....................................................................................48
     When-Issued, Forward Commitment and Delayed Settlement Transactions.......................................49
     Stripped Obligations......................................................................................51


                                      -i-

                                                                                                             PAGE

     Guaranteed Investment Contracts...........................................................................52
     Bank Investment Contracts.................................................................................52
     Loan Participations.......................................................................................52
     Common Stock, Preferred Stock and Warrants................................................................53
     Zero Coupon Securities....................................................................................53
     Portfolio Securities Generally............................................................................53
     Special Considerations Relating to Connecticut Municipal Securities.......................................54
     Special Considerations Relating to Massachusetts Municipal Securities.....................................58
     Special Considerations Relating to Rhode Island Municipal Securities......................................58
     Portfolio Turnover........................................................................................59
INVESTMENT LIMITATIONS.........................................................................................59
VALUATION OF PORTFOLIO SECURITIES..............................................................................76
     Valuation of the Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund......76
     Valuation of the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund,
               Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund,
               Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund.............77
     Valuation of the Asset Allocation Fund, Growth and Income Fund and Growth Fund II.........................78
     Valuation of the International Equity Fund................................................................78
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................................79
     Other Purchase Information - BKB Shares and Retail A Shares...............................................79
     Applicable Sales Charge - Retail A Shares.................................................................79
     Computation of Offering Price - Retail A Shares...........................................................81
     Quantity Discounts........................................................................................84
     Redemption of Retail A Shares and BKB Shares..............................................................86
INVESTOR PROGRAMS..............................................................................................87
     Exchange Privilege -- Retail A Shares and BKB Shares......................................................87
     Retirement Plans..........................................................................................88
     Automatic Investment Program and Systematic Withdrawal Plan -- Retail A Shares and BKB Shares.............89
     Payroll Deduction Program -- Retail A Shares and BKB Shares...............................................89
     College Investment Program -- Retail A Shares and BKB Shares..............................................90
     Direct Deposit Program -- Retail A Shares and BKB Shares..................................................90
TAXES .........................................................................................................90
     In General................................................................................................90
     State and Local...........................................................................................92
     Taxation of Certain Financial Instruments.................................................................94
     Miscellaneous.............................................................................................95
TRUSTEES AND OFFICERS..........................................................................................95
     Shareholder and Trustee Liability.........................................................................100
INVESTMENT ADVISER AND SUB-ADVISER.............................................................................101


                                      -ii-

                                                                                                             PAGE

     Administrator............................................................................................106
CUSTODIAN AND TRANSFER AGENT..................................................................................108
EXPENSES .....................................................................................................109
PORTFOLIO TRANSACTIONS........................................................................................109
SHAREHOLDER SERVICES PLANS....................................................................................116
DISTRIBUTOR...................................................................................................120
AUDITORS .....................................................................................................121
COUNSEL ......................................................................................................122
CODES OF ETHICS...............................................................................................122
PERFORMANCE AND YIELD INFORMATION.............................................................................122
     Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds...............................122
     Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate
               Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts
               Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation
               Fund, Growth and Income Fund, Growth Fund II and International Equity Fund.....................124
     Tax-Equivalency Tables - Connecticut Intermediate Municipal Bond, Massachusetts Intermediate
               Municipal Bond and Rhode Island Municipal Bond Funds...........................................128
     Performance Reporting....................................................................................133
MISCELLANEOUS.................................................................................................134
FINANCIAL STATEMENTS..........................................................................................154
APPENDIX A ...................................................................................................A-1
APPENDIX B ...................................................................................................B-1

                               GENERAL INFORMATION


           This Statement of Additional Information should be read in conjunction with the current Prospectus. This Statement of Additional Information relates to the Prospectus for BKB Shares of the fourteen Funds listed on the cover page. Each Fund also offers one or more other share classes (i.e., Trust, Retail A, Retail B, Prime A and Prime B Shares), which are described in separate statements of additional information and related prospectuses. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. No investment in BKB Shares of the Funds should be made without reading the Prospectus.


           BKB Shares are available for purchase only by those former shareholders of the Boston 1784 Funds who received BKB Shares of their corresponding funds of The Galaxy Fund at the time the Boston 1784 Funds were reorganized into The Galaxy Fund. It is expected that BKB Shares of each Fund will convert into Retail A Shares of the same Fund on June 26, 2001, which is the first anniversary of the closing of the reorganization of the Boston 1784 Funds into The Galaxy Fund, provided that prior thereto the Board of Trustees of The Galaxy Fund has determined that such conversion is in the best interests of the holders of BKB Shares. Because of this conversion feature, some information is provided in this Statement of Additional Information for Retail A Shares of the Funds.


           SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALTHOUGH THE MONEY MARKET, U.S. TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. YOU ALSO COULD LOSE MONEY BY INVESTING IN ANY OF THE OTHER FUNDS. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES

           The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in thirty-seven investment portfolios: Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves,

Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan
Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Florida Municipal Bond Fund and Rhode Island Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund have not commenced investment operations.


           The Growth and Income Fund commenced operations as a separate investment portfolio (the "Predecessor Growth and Income Fund") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Growth and Income Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Growth and Income Fund offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.


           The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II commenced operations as separate portfolios (each a "Predecessor Fund", and collectively, the "Predecessor Funds"). On June 26, 2000, each Predecessor Fund was reorganized as a new portfolio of Galaxy (the "Reorganization"). Prior to the Reorganization, the Predecessor Funds offered and sold one class of shares. In connection with the Reorganization, shareholders of the Predecessor Funds who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Funds. BKB Shares were issued to shareholders of the Predecessor Funds who were not eligible to receive Trust Shares at the time of the Reorganization. BKB Shares are available for purchase only by those former shareholders of the Boston 1784 Funds who received BKB Shares in the Reorganization. It is expected that BKB Shares of a Fund will convert into Retail A Shares of the same Fund on June 26, 2001, which is the first anniversary of the closing of the Reorganization, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interests of the holders of BKB Shares.


           Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class A Shares (Retail A Shares), Class A -

- Special Series 1 Shares (Trust Shares), Class A - Special Series 2 Shares (Retail B Shares) and Class A - Special Series 3 shares (BKB Shares), each series representing interests in the Money Market Fund; Class D shares (Trust Shares), Class D - Special Series 1 shares (Retail A Shares), Class D shares
- Special Series 2 shares (Retail B Shares), Class D shares - Special Series 3 shares (Prime A Shares), Class D shares - Special Series 4 shares (Prime B Shares) and Class D - Special Series 5 shares (BKB Shares), each series representing interests in the Intermediate Government Income Fund; Class E Shares (Retail A Shares), Class E - Special Series 1 Shares (Trust Shares) and Class E - Special Series 2 Shares (BKB Shares), each series representing interests in the Tax-Exempt Money Market Fund; Class F Shares (Retail A Shares), Class F - Special Series 1 Shares (Trust Shares) and Class F - Special Series 2 Shares (BKB Shares), each series representing interests in the U.S. Treasury Money Market Fund; Class G - Series 1 shares (Trust Shares), Class G - Series 2 shares (Retail A Shares), Class G - Series 3 shares (Retail B Shares), Class G - Series 4 shares (Prime A Shares), Class G
- Series 5 shares (Prime B Shares) and Class G - Series 6 shares (BKB Shares), each series representing interests in the International Equity Fund; Class J - Series 1 shares (Trust Shares), Class J - Series 2 shares (Retail A Shares), Class J -Series 3 shares (Retail B Shares), Class J - Series 4 shares (Prime A Shares), Class J - Series 5 shares (Prime B Shares) and Class J - Series 6 shares (BKB Shares), each series representing interests in the High Quality Bond Fund; Class L - Series 1 shares (Trust Shares), Class L - Series 2 shares (Retail A Shares), Class L - Series 3 shares (Retail B Shares), Class L - Series 4 shares (Prime A Shares), Class L - Series 5 shares (Prime B Shares) and Class L - Series 6 shares (BKB Shares), each series representing interests in the Short-Term Bond Fund; Class N - Series 1 shares (Trust Shares), Class N - Series 2 shares (Retail A Shares), Class N - Series 3 shares (Retail B Shares), Class N - Series 4 shares (Prime A Shares), Class N - Series 5 shares (Prime B Shares) and Class N - Series 6 shares (BKB Shares), each series representing interests in the Asset Allocation Fund; Class R - Series 1 shares (Trust Shares) , Class R -Series 2 shares (Retail A Shares) and Class R - Series 3 shares (BKB Shares), each series representing interests in the Rhode Island Municipal Bond Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares), Class U - Series 3 shares (Retail B Shares), Class U - Series 4 shares (Prime A Shares), Class U - Series 5 shares (Prime B Shares) and Class U -Series 6 shares (BKB Shares), each series representing interests in the Growth and Income Fund; Class JJ - Series 1 shares (Trust Shares), Class JJ - Series 2 shares (Retail A Shares), Class JJ - Series 3 shares (BKB Shares) and Class JJ -Series 4 shares (Retail B Shares), each series representing interests in the Intermediate Tax-Exempt Bond Fund; Class KK - Series 1 shares (Trust Shares), Class KK - Series 2 shares (Retail A Shares), Class KK
- Series 3 shares (BKB Shares) and Class KK - Series 4 Shares (Retail B Shares), each series representing interests in the Connecticut Intermediate Municipal Bond Fund; Class LL - Series 1 shares (Trust Shares), Class LL - Series 2 shares (Retail A Shares), Class LL - Series 3 shares (BKB Shares) and Class LL - Series 4 Shares (Retail B Shares), each series representing interests in the Massachusetts Intermediate Municipal Bond Fund; and Class MM
- Series 1 Shares (Trust Shares), Class MM - Series 2 shares (Retail A Shares), Class MM - Series 3 shares (BKB Shares) and Class MM - Series 4 shares (Retail B Shares), each series representing interests in the Growth Fund II. Each Fund, except the Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the

Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund is classified as a non-diversified company under the 1940 Act.

           Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class
(irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

           Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. Each series of shares (i.e., BKB Shares, Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of BKB Shares will bear the expenses of the Shareholder Services Plan for BKB Shares and holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares). In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plans" below.

           In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only BKB Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for BKB Shares and only Retail A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or a distribution plan or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

           Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

           Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

           Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

           Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, and, with respect to the International Equity Fund, Oechsle International Advisors, LLC ("Oechsle"), the Fund's sub-adviser, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectus.

MONEY MARKET FUND

           Money market instruments in which the Money Market Fund may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax. These debt obligations are commonly referred to as Municipal Securities. Municipal Securities may be advantageous for a taxable portfolio such as the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable portfolio such as the Fund that come from interest on Municipal Securities will be taxable to shareholders. The Fund may also invest in Municipal Securities the interest on which is subject to federal income tax.

           Instruments in which the Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.


U.S. TREASURY MONEY MARKET FUND


           Instruments in which the U.S. Treasury Money Market Fund invests may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the

Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."


           Portfolio securities held by the Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.


TAX-EXEMPT MONEY MARKET FUND


           Municipal Securities in which the Tax-Exempt Money Market Fund invests present minimal credit risk and meet the rating criteria described under "Other Investment Policies and Risk Considerations - Quality Requirements" below.


           As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities. The Fund's investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.


           Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.

SHORT-TERM BOND FUND

           In addition to its principal investment strategies and policies as described in the Prospectus, the Short-Term Bond Fund may also invest, from time to time, in Municipal Securities. The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Consideration - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations
- Derivative Securities" below. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

           The obligations of foreign banks and obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities in which the Fund may invest include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. Municipal Securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States. See "Special Risk Considerations - Foreign Securities" below.


           The Fund may enter into forward currency contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although forward currency contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.


           See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

INTERMEDIATE GOVERNMENT INCOME FUND

           In addition to its principal investment strategies and policies as described in the Prospectus, the Intermediate Government Income Fund may also invest, from time to time, in Municipal Securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

           See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund and

Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

HIGH QUALITY BOND FUND

           In addition to its principal investment strategies and policies as described in its Prospectus, the High Quality Bond Fund may also invest, from time to time, in Municipal Securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in the market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

           See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of S&P and Moody's.

INTERMEDIATE TAX-EXEMPT BOND FUND


           As a matter of fundamental policy that cannot be changed without the requisite consent of the Intermediate Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily bonds (at least 65% of net assets under normal market conditions). The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.


           See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Tax-Exempt Bond Fund.


CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND


           As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut and Municipal Securities issued by or on behalf of certain other governmental issuers, such as Puerto Rico, the interest on which is, in the opinion of qualified legal counsel, exempt from federal income tax and from Connecticut personal income tax by virtue of federal law ("Connecticut Municipal Securities"). The Fund may comply with these 80% and 65% policies by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. See "Special Considerations Relating to Connecticut Municipal Securities" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax but may be subject to Connecticut personal income tax. See "Taxes" below.


           See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Intermediate Municipal Bond Fund.


MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND


           As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets in Municipal Securities, primarily (at least 65% of net assets under normal market conditions) in Municipal Securities issued by or on behalf of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Massachusetts personal income taxes ("Massachusetts Municipal Securities"). The Fund may comply with these 80% and 65% policies by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.


           The Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.


           See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Intermediate Municipal Bond Fund.

RHODE ISLAND MUNICIPAL BOND FUND

           As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Rhode Island Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.


           The Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.


           See "Special Risk Considerations" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.


           ASSET ALLOCATION FUND

           The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

           See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

GROWTH AND INCOME FUND

           Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

           The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and Global Depository Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

           See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.


GROWTH FUND II

           Convertible securities purchased by the Growth Fund II may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.


           The Fund may invest up to 25% of its total assets in foreign securities. See "Special Rick Considerations -- Foreign Securities" below. The Fund may also engage in foreign currency hedging transactions in an attempt to minimize the effect of currency fluctuations on the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.


           See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth Fund II.

INTERNATIONAL EQUITY FUND

           The International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. See "Special Risk Considerations -- Foreign Securities" below.

           The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

           Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

           Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

           See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

                          SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

           Investments by the Short-Term Bond Fund, Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.


           Although these Funds may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

           Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

EUROPEAN CURRENCY UNIFICATION

           Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

           This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

GENERAL RISK CONSIDERATIONS

           Generally, the market value of fixed income securities, including Municipal Securities, can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Short-Term Bond, Intermediate Government
Income, High Quality Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and
Rhode Island Municipal Bond Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.


           Although the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds do not presently intend to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


           Each of the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.


               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

           Investment methods described in the Prospectus and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

           The Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") such as S&P, Moody's or Fitch IBCA, Inc. ("Fitch IBCA") in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security (i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating with respect to such security in one of such Rating Agency's two highest categories for short-term debt securities, or
(iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest short-term rating categories. See "Investment Limitations" below.


           All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund and Growth Fund II are rated investment grade by Moody's ("Aaa," "Aa," "A" and "Baa") or S&P ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

           The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet or Oechsle to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

           The Growth and Income Fund may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch IBCA, at the time of investment. See "Other Investment Policies and Risk Considerations - Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB." Short-term money market instruments purchased by the Growth and Income Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch IBCA.

           Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet or Oechsle will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet and Oechsle also consider other relevant information in their evaluation of unrated short-term securities.


           Information on the requisite investment quality of debt obligations, including Municipal Securities, eligible for purchase by the Short-Term Bond, Intermediate Government Income, High Quality Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds is included in the Prospectus and under "Other Investment Policies and Risk Considerations - Municipal Securities" below.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

           Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

           Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

           U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

           Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

           The U.S. Treasury Fund will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies and instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.

           Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits (including Eurodollar time deposits with respect to the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II) issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Growth and Income Fund, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." Investments by each Fund other than the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase. For the purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

           Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

           Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Funds to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The
Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet and/or Oechsle believe that the credit risk with respect to the instrument is minimal.

           Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper").
Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet or Oechsle has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. Each Fund except the U.S. Treasury Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

VARIABLE AND FLOATING RATE OBLIGATIONS

           The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectus and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and these may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

           If a variable or floating rate instrument is not rated, Fleet or Oechsle must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.


           Long-term variable and floating rate obligations held by the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).


MUNICIPAL SECURITIES


           Municipal Securities acquired by the Money Market, Tax-Exempt Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.


           The two principal categories of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

           The Funds' portfolios may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.


           There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency, such as Moody's and

S&P, described in the Prospectus and in Appendix A hereto, represent such Rating Agencies' opinions as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.


           Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Tax-Exempt Money Market Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.


           Municipal Securities that may be purchased by the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds include participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by states or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to each Fund's applicable limitation on illiquid securities described under "Investment Limitations" below.


           Certificates of participation represent undivided interests in lease payments by a governmental or nonprofit entity. A lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations. To alleviate potential liquidity problems with respect to these investments, a Fund may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Fund and upon certain conditions such as the Fund's payment of a fee.


           Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above, letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.


           The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.


Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans that, with respect to the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds, are rated in the two highest rating categories assigned by a Rating Agency with respect to such instruments or, if unrated, determined by Fleet to be of comparable quality. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus.


           From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds and the liquidity and value of their respective portfolios. In such an event, the Funds would re-evaluate their investment objectives and policies and consider possible changes in their structure or possible dissolution.


           Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.


           While the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds will invest primarily in Municipal Securities, each of the Money Market, Short-Term Bond, Intermediate Government Income and High Quality Bond Funds will invest in Municipal Securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on Municipal Securities can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.


STAND-BY COMMITMENTS


           The Tax-Exempt Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds may acquire "stand-by commitments" with respect to Municipal Securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.


           Stand-by commitments are exercisable by the Funds at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS


           The Tax-Exempt Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above with respect to the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds and, under normal conditions, will not exceed 20% of each such Fund's total assets when added together with any taxable investments held by the Fund.


           Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

           Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

TENDER OPTION BONDS

           The Tax-Exempt Money Market Fund may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Fleet will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

           Securities acquired by the Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Funds may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Funds intend to exercise their right to demand payment as needed to provide liquidity, to maintain or improve the quality of their investment portfolios or upon a default (if permitted under the terms of the instrument).


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

           Each Fund, except the U.S. Treasury Money Market Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet and/or Oechsle. No Fund will enter into repurchase agreements with Fleet or Oechsle or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limit (15% with respect to the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Growth and Income Fund and Growth Fund II) on illiquid securities described below under "Investment Limitations."


           The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by each of the Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund in repurchase agreements will be, under normal market conditions, subject to a 20% overall limit on taxable obligations.

           The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

           Each Fund, except the U.S. Treasury Money Market and Tax-Exempt Money Market Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


SECURITIES LENDING


           Each Fund, except the U.S. Treasury Money Market and Tax-Exempt Money Market Funds, may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments. Loans will generally be short-term (except in the case of the Growth and Income Fund which may loan its securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet and/or Oechsle to be of good standing and only when, in Fleet's and/or Oechsle's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

           Each of the Tax-Exempt Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Rhode Island Municipal Bond, Asset Allocation, Growth and Income and International Equity Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Money Market Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Funds will invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Growth and Income Fund may invest exclusively in one other investment company similar to the Fund.


           Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may invest in securities issued by other investment companies and foreign investment trusts. Each Fund may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

           Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Growth and Income Fund, securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet or Oechsle.

REITS

           The Asset Allocation, Growth and Income and International Equity Funds may invest up to 10% of their respective net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE SECURITIES


           Each Fund except the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

           Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

           Fleet and/or Oechsle will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's and/or Oechsle's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. Further discussion of particular types of derivative securities follows.

           OPTIONS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND GROWTH FUND II. Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may write covered call options from time to time on its assets as determined by Fleet to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10% of such Fund's net assets as of the time such Fund enters into such options. The Growth Fund II may write covered call options, for hedging purposes and in order to generate additional income. The Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond and Massachusetts Intermediate Municipal Bond Funds may write covered call options for hedging purposes only and will not engage in option writing strategies for speculative purposes.


           The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.


           During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.


           A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.


           If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the Fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.


           The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


           Each of these Funds will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


           A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

           PUT AND CALL OPTIONS -- ASSET ALLOCATION FUND. The Asset Allocation Fund may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

           In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

           In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

           When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

           There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

           A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

           COVERED CALL OPTIONS -- ASSET ALLOCATION AND INTERNATIONAL EQUITY FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Asset Allocation and International Equity Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

           The Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

           A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (I.E., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

           When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

           OPTIONS ON STOCK INDICES -- GROWTH FUND II. The Growth Fund II may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5% of the Fund's total assets.


           Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.


           As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


           A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: the Chicago Board Options Exchange, the New York Stock Exchange and the American Stock Exchange.


           The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund.

Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.


           Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to Fleet, at the time of investment, to be a liquid secondary market for such options.


           OPTIONS ON FOREIGN STOCK INDICES -- INTERNATIONAL EQUITY FUND. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indices are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).


           Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.


           The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to Fleet's and/or Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

           When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

           OPTIONS AND FUTURES CONTRACTS -- GROWTH AND INCOME FUND. The Growth and Income Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

           Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower the Fund's individual return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

           The Fund will not hedge more than 20% of its total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets.

           FUTURES CONTRACTS -- SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS. The Rhode Island Municipal Bond Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

           The Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds may enter into contracts (both purchase and sale) for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

           The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which a Fund holds or intends to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Funds will limit their hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of a Fund's total assets may be covered by such contracts.

           Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds are subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Funds may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in Appendix B.

           FUTURES CONTRACTS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND GROWTH FUND II. Subject to applicable laws, each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").


           When a Fund purchases or sells a futures contract, Galaxy must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin," based on a decrease or increase in the value of the futures contract.


           Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.


           A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, Fleet's judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.


           OPTIONS ON FUTURES CONTRACTS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND GROWTH FUND II. The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.


           The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contracts at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.


           The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

           STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS -- GROWTH AND INCOME FUND. The Growth and Income Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of its portfolio and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by the Fund. The Fund may not use stock index futures contracts and options for speculative purposes.

           There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

           As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

           The Fund may also write covered call options. As the writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

           The Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. The Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

           In general, option contracts are closed out prior to their expiration. The Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." The Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

           The Fund will not enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, the Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, the Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

           The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

           As one way of managing its exposure to different types of investments, the Growth and Income Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

           In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

           Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

           Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

           FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Short-Term Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

           Forward foreign currency exchange contracts also allow the Funds to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

           A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

           Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

           The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


           CURRENCY SWAPS -- INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND GROWTH FUND II. Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may engage in currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Fleet is incorrect in its forecast of market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.


           AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITORY RECEIPTS


           The Short-Term Bond Fund, Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund may invest in ADRs and EDRs. The Growth and Income Fund and International Equity Fund may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

ASSET-BACKED SECURITIES

           The Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund and Growth Fund II may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

           Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

           The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

           Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

           Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

           The Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund and Growth Fund II may invest in mortgage-backed securities (including collateralized mortgage obligations ("CMOs") and, with respect to the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II, real estate mortgage investment conduits ("REMICs")) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

           Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may also invest in mortgage-backed securities not issued by governmental issuers which are rated in one of the top three ratings categories assigned by S&P, Moody's or Fitch IBCA, or if unrated, determined by Fleet to be of comparable quality.

MORTGAGE DOLLAR ROLLS

           The Short-Term Bond, Intermediate Government Income, High Quality Bond and Asset Allocation Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

           For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

           Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

U.S. TREASURY ROLLS


           The Short-Term Bond, Intermediate Government Income, High Quality Bond and Asset Allocation Funds may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls detail the risk that a Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. Each Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.


           For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into U.S. treasury rolls that are accounted for as a financing.

CONVERTIBLE SECURITIES

           The Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.


           Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's and/or Oechsle's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and/or Oechsle considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

           The Growth and Income Fund may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of the Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in Appendix A to this Statement of Additional Information.

           WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

           Each Fund except the Asset Allocation Fund may purchase eligible securities on a "when-issued" basis. The Short-Term Bond Fund, Intermediate Government Income

Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Growth Fund II may purchase or sell securities on a "forward commitment" basis. Each Fund except the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Asset Allocation Fund, Growth Fund II and International Equity Fund may also purchase eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.


           A Fund may dispose of a commitment prior to settlement if Fleet or Oechsle, as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

           When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitment to purchase forward commitments, commitments to purchase when-issued securities or commitments to purchase securities on a delayed settlement basis exceeded 25% of the value of its assets.

           When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

STRIPPED OBLIGATIONS


           To the extent consistent with its investment objective, each of the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


           SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


           Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. Fleet will monitor the level of the Funds' holdings in STRIPS to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.


GUARANTEED INVESTMENT CONTRACTS


           The Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund and Growth Fund II may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


BANK INVESTMENT CONTRACTS

           The Short-Term Bond, Intermediate Government Income, High Quality Bond and Rhode Island Municipal Bond Funds may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


LOAN PARTICIPATIONS

           Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.


COMMON STOCK, PREFERRED STOCK AND WARRANTS

           Each of the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund may invest in common stock, preferred stock and warrants. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Growth Fund II may invest up to 5% of its net assets in warrants. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.


ZERO COUPON SECURITIES

           Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.


PORTFOLIO SECURITIES GENERALLY


           Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet and/or Oechsle pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES


     The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.


     The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.


     Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State") but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 16.11% of total non-agricultural employment in Connecticut in 1999. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy.


     The average annual unemployment rate in Connecticut decreased from 7.6% in 1991 to 3.2% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $26,736 to $39,300. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.


     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the eight fiscal years ended June 30, 1999, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, and $71,800,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $10,581,600,000 for the 1999-


NS

2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and projected surpluses of $64,400,000 and $4,800,000, respectively, for those years.


     As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State's expenditure cap, midterm budget adjustments were enacted. For the 1999-2000 fiscal year, expenditures not previously budgeted totaling $196,400,000 were authorized and, after a required deposit into the Budget Reserve Fund from unappropriated surplus of 5% of General Fund expenditures, provision was made for the disposition of substantially the entire remaining surplus, most of which would be used to avoid having to issue debt for school construction. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, unrestricted revenue of $11,281,300,000, and a resulting surplus of only $500,000.


     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,839,841,000, of which $11,613,383,000 had been approved for issuance by the State Bond Commission and $10,045,215,000 had been issued. As of November 1, 2000, net State direct general obligation indebtedness outstanding was $7,127,727,000.


     In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $471,355,000 of which were outstanding on November 1, 2000. The State is expected to provide further financing by issuing $18,000,000 of general obligation bonds. To the extent additional costs for the improvements anticipated to be $270,000,000 are not funded from other sources, capital cost reductions or deferrals are expected to be effected.


     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of November 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,208,700,000.


     In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.1 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues


NS                                     -55-
pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.


     The State's general obligation bonds are rated AA by Standard & Poor's and AA by Fitch. On February 21, 2001, Moody's upgraded its rating of the State's general obligations bonds from Aa3 to Aa2.


     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action in which the plaintiffs seek to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; and (vi) an action again the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes.


     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.


     The State's Department of Information Technology coordinated a review of the State's Year 2000 exposure and completed its plans on a timely basis. All mission critical systems and technology infrastructure components are working with no year 2000 impacts. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State's systems or services commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not


NS                                    -56-
adequately tested, the Year 2000 problem may have a material impact on the operations of the State.


     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.


NS                                    -57-

SPECIAL CONSIDERATIONS RELATING TO MASSACHUSETTS MUNICIPAL SECURITIES

           The ability of the Massachusetts Intermediate Municipal Bond Fund to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.


SPECIAL CONSIDERATIONS RELATING TO RHODE ISLAND MUNICIPAL SECURITIES

           The ability of the Rhode Island Municipal Bond Fund to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island

Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations
(including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.


PORTFOLIO TURNOVER

           Each Fund may sell a portfolio investment soon after its acquisition if Fleet and/or Oechsle believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes.


                             INVESTMENT LIMITATIONS

           In addition to each Fund's investment objective as stated in the Prospectus, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

           Each of the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may not:


                  1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) each Fund, except the U.S. Treasury Money Market Fund, may enter into repurchase agreements with respect to portfolio securities, and
                         (iii) the Money Market Fund may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.


                  2. Purchase foreign securities, except that the Money Market Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.


                  3. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.


                  4. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.


                  5. Purchase or sell real estate; except that the Money Market and U.S. Treasury Money Market Funds may purchase securities that are secured by real estate, and the Money Market Fund may purchase securities of issuers which deal in real estate or interests therein; and except that the Tax-Exempt Money Market Fund may invest in Municipal Securities secured by real estate or interests therein; however the Funds will not purchase or sell interests in real estate limited partnerships.


                  6. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs or mineral leases.

                  7. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

                  8. Invest in companies for the purpose of exercising management or control.


                  9. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that the Tax-Exempt Money Market Fund may acquire such securities in accordance with the 1940 Act.


                  10. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation"), except that up to 25% of the value of its total assets may be invested without regard to the 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in U.S. Government obligations and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.


           With respect to Investment Limitation No. 10 above, (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations; and (d) no Fund intends to acquire more than 10% of the outstanding voting securities of any one issuer.

          Each of the Money Market and U.S. Treasury Money Market Funds may not:


11. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's total assets at the time of such borrowing (provided that the Money Market Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements with respect to the Money Market Fund) in excess of 5% of its total assets are outstanding.


12. Invest more than 10% of the value of its total assets in illiquid securities, including, with respect to the Money Market and U.S. Treasury Money Market Funds, repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

           With respect to Investment Limitation No. 11 above, the Money Market Fund intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

           With respect to Investment Limitation No. 12 above, each Fund intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.

           The Money Market Fund may not:

13. Purchase any securities other than "money-market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.


           The Tax-Exempt Money Market Fund may not:

14. Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

15. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

16. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the United States, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

17. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

           With respect to Investment Limitation No. 15, the Tax Exempt Money Market Fund intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.

           The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may not:

18. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

19. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

20. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

21. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

22. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

23. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

24. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

25. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

26. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

27. Invest in companies for the purpose of exercising management or control.

28. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

           With respect to Investment Limitation No. 19 above, (a) each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by one of these Funds that are not accounted for as financings shall not constitute borrowings.

           With respect to Investment Limitation No. 21 above, neither the Short-Term Bond Fund, Intermediate Government Income Fund nor High Quality Bond Fund intends to acquire more than 10% of the outstanding voting securities of any one issuer.

           In addition to the above limitations:

29. The Funds, with the exception of the Short-Term Bond Fund, may not purchase foreign securities, except that the Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

           The Rhode Island Municipal Bond Fund may not:

30. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

31. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

32. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

33. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

34. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

35. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

36. Purchase or sell real estate; except that the Fund may invest in Municipal Securities secured by real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

37. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Fund may enter into municipal bond index futures contracts and interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act.

38. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

39. Invest in companies for the purpose of exercising management or control.

40. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

41. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

42. Purchase foreign securities, except that the Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.

43. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of its total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer.

           With respect to Investment Limitation No. 31 above, the Rhode Island Municipal Bond intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

           With respect to Investment Limitation No. 43 above, the Rhode Island Municipal Bond Fund does not intend to acquire 10% or more of the outstanding voting securities of any one issuer.

           The Asset Allocation and International Equity Funds may not:

44. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

45. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 33% of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

46. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, securities which are restricted as to transfer in their principal market (with respect to the International Equity Fund), non-negotiable time deposits and other securities which are not readily marketable.

47. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

48. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

49. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

50. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

51. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

52. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that (i) the Funds may purchase put and call options to the extent permitted by their investment objectives and policies.

53. Invest in companies for the purpose of exercising management or control.

54. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act.


           With respect to Investment Limitation No. 45 above, (a) each of the Asset Allocation and International Equity Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

           With respect to Investment Limitation No. 47 above, each of the Asset Allocation and International Equity Funds does not intend to acquire more than 10% of the outstanding voting securities of any one issuer.

           The Growth and Income Fund may not:

55. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

56. With respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

57. Sell any securities short or purchase any securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

58. Issue senior securities except that the Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

59. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to:
                               (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

60. Purchase or sell real estate or real estate limited partnerships, although the Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

61. Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

62. Underwrite any issue of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

63. Lend any of its assets except that the Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent the Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

64. Invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

           The following investment policies with respect to the Growth and Income Fund may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations become effective:

65. The Fund may not invest more than 15% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

66. The Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

                               The Fund will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

67. The Fund may not purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

68. The Fund may not purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Fund may purchase the securities of issuers which invest in or sponsor such programs.

69. The Fund may not purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

70. The Fund may not write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund may not write call options in excess of 5% of the value of its total assets.

71. The Fund may not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

72. The Fund may not invest in companies for the purpose of exercising management or control.

73. The Fund may not invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

            With respect to the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II:


74. A Fund may not purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities to the extent that a Fund may under the 1940 Act reserve freedom of action to concentrate its investments in such securities. This limitation also does not apply to an investment of all of the investable assets of the Growth Fund II in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and
                               (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.


75.                            A Fund may not make loans, except that a Fund may
                               (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.


76. A Fund may not acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to the Massachusetts Intermediate Municipal Bond Fund or Connecticut Intermediate Municipal Bond Fund; (b) the foregoing limitation shall not apply to 25% of the total assets of each of the Intermediate Tax-Exempt Bond Fund and Growth Fund II; and (c) the foregoing limitation shall not apply to an investment of all of the investable assets of the Growth Fund II in a Qualifying Portfolio.


77. A Fund may not invest in companies for the purpose of exercising control.


78. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.


79. In the case of the Intermediate Tax-Exempt Bond Fund and Massachusetts Intermediate Municipal Bond Fund, such Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 78 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.


80. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate, commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.


81. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.


82. A Fund may not act as underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.


83. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that the limitations do not apply to an investment of all of the investable assets of the Growth Fund II in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.


                               It is the position of the SEC's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.


84. A Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.


85. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses and this Statement of Additional Information.


           The following policies with respect to the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II are not fundamental and may be changed with respect to any Fund without approval by the shareholders of that
Fund:


           No Fund may invest in warrants, except that the Growth Fund II may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value. Included in this amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or the American Stock Exchange. This limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.


           No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Growth Fund II in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including Section 4(2) paper and Rule 144A securities, if it is determined by or under procedures established by the Board of Trustees of Galaxy that, based on trading markets for the specific restricted security in question, such security is not illiquid.


           No Fund may purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

           No Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.


           No Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) Municipal Securities which are rated by at least one Rating Agency; or (c) an investment of all of the investable assets of the Growth Fund II in a Qualifying Portfolio.




           In addition to the foregoing limitations, (a) the Money Market, U.S. Treasury Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Asset Allocation, Growth & Income and International Equity Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or, with respect to the Money Market Fund, by domestic banks or by U.S. branches of foreign banks that are subject to the same regulation as domestic banks; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.

           The Growth and Income Fund intends to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

           Except as stated otherwise, a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

           Each of the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations as set forth in the Prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation contained in Investment Limitation No. 10 above as to all of its assets; however in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 10 above. Each of the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.


           Each Fund except the U.S. Treasury Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund may purchase Rule 144A securities Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by a Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.


                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE MONEY MARKET FUND, U.S. TREASURY MONEY MARKET FUND AND TAX-EXEMPT MONEY MARKET FUND


           Galaxy uses the amortized cost method of valuation to value shares of the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of

Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.


           The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


VALUATION OF THE SHORT-TERM BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, HIGH QUALITY BOND FUND, INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND RHODE ISLAND MUNICIPAL BOND FUND


           The assets of the Short-Term Bond, Intermediate Government Income, High Quality Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


VALUATION OF THE ASSET ALLOCATION FUND, GROWTH AND INCOME FUND AND GROWTH
FUND II


        In determining market value, the assets in the Asset Allocation Fund, Growth and Income Fund and Growth Fund II which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.

VALUATION OF THE INTERNATIONAL EQUITY FUND

           In determining market value, the International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

           Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

           Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.


           BKB Shares are available for purchase only by those former shareholders of the Boston 1784 Funds who received BKB Shares in the Reorganization. It is expected that BKB Shares of a Fund will convert to Retail A Shares of the same Fund on June 26, 2001, which is the first anniversary of the closing of the Reorganization, provided that prior thereto the Board of Trustees of Galaxy has determined that such conversion is in the best interests of holders of BKB Shares.

OTHER PURCHASE INFORMATION - BKB SHARES AND RETAIL A SHARES


           On a business day (i.e. a day when the New York Stock Exchange (the "Exchange"), and with respect to the Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association), are open) when the Stock Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that business day.


APPLICABLE SALES CHARGE - RETAIL A SHARES

           The public offering price for Retail A Shares of the Funds (other than Retail A Shares of the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds which are sold without a sales charge) is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                             BOND FUNDS*      EQUITY FUNDS**

                                           REALLOWANCE TO     REALLOWANCE TO
                                               DEALERS            DEALERS
                                              AS A % OF          AS A % OF
                                           OFFERING PRICE     OFFERING PRICE
AMOUNT OF TRANSACTION                         PER SHARE          PER SHARE
---------------------                         ---------          ---------
Less than $50,000                               4.25                5.00
$50,000 but less than $100,000                  3.75                3.75
$100,000 but less than $250,000                 2.75                2.75
$250,000 but less than $500,000                 2.00                2.00
$500,000 but less than $1,000,000               1.75                1.75
$1,000,000 and over                             0.00                0.00

-----------------

* The Bond Funds include the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund.


** The Equity Funds include the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund.


           The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.


           Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

           In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

           - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

           - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

           - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

           - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

           - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

           - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

           - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased; and


           - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.


COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

           An illustration of the computation of the offering price per share of Retail A Shares of the Funds (other than the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds), using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 2000 and the applicable maximum front-end sales charge is as follows:

                                                Short Term
                                                   Fund
                                         --------------------------
Net Assets..............................       $20,393,852

Outstanding Shares......................         2,069,294

Net Asset Value Per Share...............             $9.86

Sales Charge (4.75% of
the offering price).....................             $0.49

Offering Price to Public................            $10.35

                                         Intermediate Government               High Quality
                                               Income Fund                      Bond Fund
                                         --------------------------      --------------------------
Net Assets..............................       $47,548,207                     $33,429,355

Outstanding Shares......................         4,780,629                       3,229,142

Net Asset Value Per Share...............             $9.95                          $10.35

Sales Charge (4.75% of
the offering price).....................             $0.50                           $0.52

Offering Price to Public................            $10.45                          $10.87

                                          Intermediate Tax-Exempt        Connecticut Intermediate
                                                 Bond Fund                 Municipal Bond Fund
                                         --------------------------      --------------------------
Net Assets..............................            $1,391                         $65,955

Outstanding Shares......................               139                           6,336

Net Asset Value Per Share...............            $10.01                          $10.41

Sales Charge (4.75% of
the offering price).....................             $0.50                           $0.52

Offering Price to Public................            $10.51                          $10.93

                                         Massachusetts Intermediate            Rhode Island
                                            Municipal Bond Fund             Municipal Bond Fund
                                         --------------------------      --------------------------
Net Assets..............................        $1,345,310                     $26,022,618

Outstanding Shares......................           132,181                       2,420,291

Net Asset Value Per Share...............            $10.18                          $10.75

Sales Charge (5.75% of
the offering price).....................             $0.51                           $0.54

Offering Price to Public................            $10.69                          $11.29

                                           Asset Allocation                   Growth and
                                                 Fund                         Income Fund
                                         --------------------------      --------------------------
Net Assets..............................      $371,589,848                    $217,422,860

Outstanding Shares......................        19,781,033                      13,278,358

Net Asset Value Per Share...............            $18.79                          $16.37

Sales Charge (5.75% of
the offering price).....................             $1.15                           $1.00

Offering Price to Public................            $19.94                          $17.37

                                                                             International
                                            Growth Fund II                    Equity Fund
                                         --------------------------      --------------------------
Net Assets..............................        $1,637,582                    $120,351,060

Outstanding Shares......................           111,564                       6,190,349

Net Asset Value Per Share...............            $14.68                          $19.44

Sales Charge (5.75% of
the offering price).....................             $0.90                           $1.19

Offering Price to Public................            $15.58                          $20.63


QUANTITY DISCOUNTS

           Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

           In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.


           RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.


           LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

           PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the direction of PFPC Distributors, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

           QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

           REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

           Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

           Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

           GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                            REALLOWANCE
                                                                        TOTAL SALES CHARGE                  TO DEALERS
                                                         --------------------------------------------       ----------
                                                              AS A % OF                 AS A % OF            AS A % OF
NUMBER OF QUALIFIED                                        OFFERING PRICE            NET ASSET VALUE      OFFERING PRICE
GROUP MEMBERS                                                 PER SHARE                 PER SHARE            PER SHARE
---------------------                                         ---------                 ---------            ---------
50,000 but less than 250,000............................        3.00                       3.09                3.00
250,000 but less than 500,000...........................        2.75                       2.83                2.75
500,000 but less than 750,000...........................        2.50                       2.56                2.50
750,000 and over........................................        2.00                       2.04                2.00


           To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.


           A qualified group is a group that (i) has at least 50,000 members,
(ii) was not formed for the purpose of buying Fund shares at a reduced sales charge, (iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

                        REDEMPTION OF RETAIL A SHARES AND BKB SHARES

           Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a business day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that business day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


           Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

           If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.


                                INVESTOR PROGRAMS

           The following information supplements the description in the Prospectus as to various Investor Programs available to holders of Retail A Shares and BKB Shares.

EXCHANGE PRIVILEGE -- RETAIL A SHARES AND BKB SHARES

           The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail A Shares or BKB Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in Galaxy's Automatic Investment Program, in which event there is no minimum initial investment requirement, or in Galaxy's College Investment Program, in which event the minimum initial investment is generally $100.

           An exchange involves a redemption of all or a portion of the Retail A Shares or BKB Shares of a Fund and the investment of the redemption proceeds in Retail A Shares or BKB Shares of another Fund or, in the case of Retail A Shares, another portfolio offered by Galaxy or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.


           Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC, Galaxy's transfer agent, at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.


           In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

           For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

           Retail A Shares and BKB Shares of each Fund (except for the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds) are available for purchase in connection with the following tax-deferred prototype retirement plans:


           INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAs") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).


           SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

           MULTI-EMPLOYEE RETIREMENT PLANS ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

           KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

           Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN -- RETAIL A SHARES AND BKB SHARES


           The Automatic Investment Program permits an investor to purchase Retail A Shares or BKB Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail A Shares or BKB shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


           The Systematic Withdrawal Plan permits an investor to automatically redeem Retail A Shares or BKB Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases.

PAYROLL DEDUCTION PROGRAM -- RETAIL A SHARES AND BKB SHARES

           To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail A Shares or BKB Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM -- RETAIL A SHARES AND BKB SHARES

           Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM -- RETAIL A SHARES AND BKB SHARES

           Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.


                                     TAXES

IN GENERAL


           Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

           A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

           The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

           Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Bond and Equity Funds on December 31 of such year if such dividends are actually paid during January of the following year.

           It is the policy of each of the Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to a particular shareholder, exclusion would be disallowed.


           An investment in any one Fund is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


           In order for the Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate

Municipal Bond Fund and Rhode Island Municipal Bond Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under
Section 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

           Exempt-interest dividends and other distributions paid by the Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


           The U.S. Treasury Money Market Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.


           Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


           Dividends paid by the Connecticut Intermediate Municipal Bond Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax imposed on resident and non-resident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares of the Fund as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.


           Distributions by the Massachusetts Intermediate Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above),
(ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue issued regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions (other than exempt capital gain distributions, as discussed above), so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gain is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Fund.

           Distributions by the Massachusetts Intermediate Municipal Bond Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax. Fund shares are not, however, subject to property taxation by Massachusetts or its political subdivisions.


           The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund.


           The Rhode Island Municipal Bond Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

           The tax principles applicable to certain financial instruments and futures contracts and options that may be acquired by the Funds are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

           Generally, futures contracts and options on futures contracts held by the Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.

           In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code.

MISCELLANEOUS


           Shareholders will be advised annually as to the federal income tax consequences and, with respect to shareholders of the Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, the Connecticut personal income tax, Massachusetts personal income tax and Rhode Island personal income tax consequences, respectively, of distributions made each year.


                              TRUSTEES AND OFFICERS

           The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                                                 Positions                  Principal Occupation
                                                 with The                   During Past 5 Years
Name and Address and Age                         Galaxy Fund                and Other Affiliations
------------------------                         -----------                ----------------------
Dwight E. Vicks, Jr.                             Chairman & Trustee         President & Director, Vicks Lithograph & Printing
Vicks Lithograph &                                                          Corporation (book manufacturing and commercial
 Printing Corporation                                                       printing); Director, Utica First Insurance Company;
Commerical Drive                                                            Trustee, Savings Bank of Utica; Director, Monitor Life
P.O. Box 270                                                                Insurance Company; Director, Commercial Travelers
Yorkville, NY 13495                                                         Mutual Insurance Company; Trustee, The Galaxy VIP
Age 67                                                                      Fund; Trustee, Galaxy Fund II.


John T. O'Neill(1)                               President, Treasurer &     Private Investor; Executive Vice President and CFO,
28 Narragansett Bay Avenue                       Trustee                    Hasbro, Inc. (toy and game manufacturer) until December
Warwick, RI 02889                                                           31, 1999; Trustee, The Galaxy VIP Fund; Trustee, Galaxy
Age 56                                                                      Fund II.


                                      -95-

                                                 Positions                  Principal Occupation
                                                 with The                   During Past 5 Years
Name and Address and Age                         Galaxy Fund                and Other Affiliations
------------------------                         -----------                ----------------------
Louis DeThomasis                                 Trustee                    President, Saint Mary's College of Minnesota; Director,
Saint Mary's College                                                        Bright Day Travel, Inc.; Trustee, Religious Communities
  of Minnesota                                                              Trust; Trustee, The Galaxy VIP Fund; Trustee, Galaxy
Winona, MN 55987                                                            Fund II.
Age 60

Donald B. Miller                                 Trustee                    Chairman, Horizon Media, Inc. (broadcast services);
10725 Quail Covey Road                                                      Director/Trustee, Lexington Funds; Chairman, Executive
Boynton Beach, FL 33436                                                     Committee, Compton International, Inc. (advertising
Age 75                                                                      agency); Trustee, Keuka College; Trustee, The Galaxy VIP
                                                                            Fund; Trustee, Galaxy Fund II.

Kenneth A. Froot                             **4 Trustee                    Professor of Finance, Harvard University; Trustee, The
Harvard Business School                                                     Galaxy VIP Fund; Trustee, Galaxy Fund II
Soldiers Field
Boston, MA  02163
** 3 Age 43

James M. Seed                                    Trustee                    Chairman and President, The Astra Projects, Incorporated
Astra Ventures, Inc.                                                        (land development); President, The Astra Ventures,
70 South Main Street                                                        Incorporated (previously, Buffinton Box Company -
Providence, RI 02903-2907                                                   manufacturer of cardboard boxes); Commissioner, Rhode
Age 59                                                                      Island Investment Commission; Trustee, The Galaxy VIP
                                                                            Fund; Trustee, Galaxy Fund II.


                                      -96-

                                                 Positions                  Principal Occupation
                                                 with The                   During Past 5 Years
Name and Address and Age                         Galaxy Fund                and Other Affiliations
------------------------                         -----------                ----------------------
W. Bruce McConnel                                Secretary                  Partner of the law firm of Drinker Biddle & Reath LLP,
One Logan Square                                                            Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 57

William Greilich                                 Vice President             Vice President, PFPC Inc., 1991-96; Vice President and
PFPC Inc.                                                                   Division Manager, PFPC Inc., 1996 to present.
4400 Computer Drive
Westborough, MA 01581-5108
Age 47

--------------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

           Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to September 8, 2000, each Trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts, plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

           Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

           No employee of PFPC or Fleet receives any compensation from Galaxy for acting as an officer. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

           The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.


=========================================== =============================== ===================== =============================
                                                                                 Pension or
                                                                            Retirement Benefits     Total Compensation from
                                             Aggregate Compensation from     Accrued as Part of    Galaxy and Fund Complex**
         Name of Person/Position                        Galaxy                 Fund Expenses            Paid to Trustees
------------------------------------------- ------------------------------- --------------------- -----------------------------
Bradford S. Wellman                                    $55,366                      None                    $59,750
Trustee*
------------------------------------------- ------------------------------- --------------------- -----------------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                                   $60,000                      None                    $64,750
------------------------------------------- ------------------------------- --------------------- -----------------------------
Donald B. Miller***
Trustee                                                $56,293                      None                    $60,750
------------------------------------------- ------------------------------- --------------------- -----------------------------
Rev. Louis DeThomasis
Trustee                                                $55,366                      None                    $59,750
------------------------------------------- ------------------------------- --------------------- -----------------------------
John T. O'Neill
President, Treasurer                                   $57,683                      None                    $62,250
and Trustee
------------------------------------------- ------------------------------- --------------------- -----------------------------
James M. Seed***
Trustee                                                $56,293                      None                    $60,750
------------------------------------------- ------------------------------- --------------------- -----------------------------
Kenneth A. Froot****
Trustee                                                   $0                        None                       $0
=========================================== =============================== ===================== =============================

---------------------------------

* Mr. Wellman resigned as a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000. He currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.


** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprise a total of 50 separate portfolios as of October 31, 2000.


*** Deferred compensation (including interest) in the amounts of $99,047 and $110,100 accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.


**** Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II effective as of December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.

           SHAREHOLDER AND TRUSTEE LIABILITY

           Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However,

Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

           The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

           With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                       INVESTMENT ADVISER AND SUB-ADVISER

           Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectus. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

           For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates (i) with respect to the Money Market Fund and Tax-Exempt Money Market Fund, 0.40% of the average daily net assets of each Fund; (ii) with respect to the U.S. Treasury Money Market Fund, 0.40% of the first $750,000,000 of the Fund's average daily net assets plus 0.35% of the average daily net assets of the Fund in excess of $750,000,000; (iii) with respect to the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund,

Asset Allocation Fund, Growth and Income Fund and Growth Fund II, 0.75% of each Fund's average daily net assets; and (iv) with respect to the International Equity Fund, 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million.


           Fleet is currently waiving a portion of the advisory fees payable by the Money Market Fund and Tax-Exempt Money Market Fund in an amount equal to 0.05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000.

           During the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:

                                                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                              2000              1999                 1998
----                                                                              ----              ----                 ----
Money Market Fund(1)............................................................$16,107,708      $13,842,448           $11,668,106
U.S. Treasury Money Market Fund................................................. $4,438,357       $4,011,663            $3,727,152
Tax-Exempt Money Market Fund(2)................................................. $3,680,430       $2,320,683            $1,514,545
Short-Term Bond Fund(3).........................................................  $ 418,685        $ 335,221             $ 390,913
Intermediate Government Income Fund(4).......................................... $2,054,829       $1,674,194            $1,582,909
High Quality Bond Fund(5)....................................................... $2,237,789       $1,544,510            $1,294,758
Rhode Island Municipal Bond Fund(6).............................................  $ 245,296        $  76,212             $  60,214
Asset Allocation Fund........................................................... $5,783,582       $5,338,301            $3,743,922
Growth and Income Fund.......................................................... $5,899,914       $4,577,393            $3,701,722
International Equity Fund(7).................................................... $5,508,346       $3,119,675            $2,480,868

---------------

(1) For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Fleet waived advisory fees of $1,872,324, $1,548,921, and $1,238,301, respectively, with respect to the Money Market Fund.


(2) For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Fleet waived advisory fees of $147,706, $0 and $0, respectively, with respect to the Tax-Exempt Money Market Fund.


(3) For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Fleet waived advisory fees of $192,389, $121,931 and $142,191, respectively, with respect to the Short-Term Bond Fund.

(4) For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Fleet waived advisory fees $747,211, of $608,798 and $575,603, respectively, with respect to the Intermediate Government Income Fund.


(5) For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Fleet waived advisory fees of $813,741, $561,640 and $470,821, respectively, with respect to the High Quality Bond Fund.


(6) For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Fleet waived advisory fees of $187,644, $86,559 and, $80,524, respectively, with respect to the Rhode Island Municipal Bond Fund.


(7) For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Fleet waived advisory fees of $2,211,773, $1,216,531 and $950,363, respectively, with respect to the International Equity Fund.

           During the last three fiscal years, Fleet reimbursed expenses as follows:

                                                                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                                2000                 1999                1998
----                                                                                ----                 ----                ----
Money Market Fund..................................................................  $0                   $0                  $0
U.S. Treasury Money Market Fund....................................................  $0                   $0                  $0
Tax-Exempt Money Market Fund.......................................................  $0                 $2,099                $0
Short-Term Bond Fund...............................................................  $0                   $0                 $111
Intermediate Government Income Fund................................................  $0                   $0                  $0
High Quality Bond Fund.............................................................  $0                   $0                  $0
Rhode Island Municipal Bond Fund...................................................  $0                   $0                  $0
Asset Allocation Fund..............................................................  $0                   $0                  $0
Growth and Income Fund.............................................................  $0                   $0               $150,727
International Equity Fund..........................................................  $0                   $0                  $0


           Prior to the Reorganization, each Predecessor Fund was advised by Fleet National Bank (formerly BankBoston N.A. ("BankBoston")). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser and was renamed Fleet National Bank ("FNB").


           FNB served as investment adviser to each Predecessor Fund pursuant to an investment advisory agreement dated June 1, 1993 (the "Prior Agreement"). Pursuant to the terms of the Prior Agreement, FNB was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of each of the Predecessor Funds. In addition, FNB agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Funds maintain competitive expense ratios.

           For the period from June 1, 2000 until October 31, 2000, the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund and Growth Fund II (or their Predecessor Funds) paid advisory fees (net of fee waivers and/or reimbursements) to Fleet, Bank Boston and/or FNB as set forth below). For the last three fiscal years ended May 31, 2000, 1999 and 1998, the Predecessor Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to FNB and/or BankBoston as set forth below.


                                                                                           FOR THE FISCAL YEAR
                                                  FOR THE PERIOD                               ENDED MAY 31,
                                                                                             ---------------
                                                 FROM JUNE 1, 2000             2000                1999                 1998
                                                                               ----                ----                 ----
                         FUND                   TO OCTOBER 31, 2000        (THOUSANDS)          (THOUSANDS)         (THOUSANDS)
                         ----                   -------------------        -----------          -----------         -----------
Intermediate Tax-Exempt Bond Fund..............           $755,795                $2,249               $2,241              $1,877
Connecticut Intermediate
Municipal Bond Fund............................           $456,783                $1,142               $1,139                $764
Massachusetts Intermediate
Municipal Bond Fund............................           $599,598                $1,692               $1,574              $1,162
Growth Fund II.................................           $422,735                $1,827               $1,455              $2,110


           For the period June 1, 2000 through October 31, 2000, Fleet waived advisory fees with respect to Funds as set forth below:


FUND                                                            WAIVED FEES
----                                                            -----------
Intermediate Tax-Exempt Bond Fund                                 $134,681
Connecticut Intermediate Municipal Bond Fund                       $25,713
Massachusetts Intermediate Municipal Bond Fund                    $110,051
Growth Fund II                                                           $0


           For the period June 1, 2000 through October 31, 2000, Fleet reimbursed expenses with respect to such Funds as follows:


FUND                                                            REIMBURSED FEES
----                                                            ---------------
Intermediate Tax-Exempt Bond Fund                                   $30,405
Connecticut Intermediate Municipal Bond Fund                             $0
Massachusetts Intermediate Municipal Bond Fund                      $32,734
Growth Fund II                                                      $74,016

           The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.


           The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 2000, Oechsle had discretionary management authority over approximately $17.7 billion in assets.

           Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under this agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.

           For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of .40% of the first $50 million of the International Equity Fund's average daily net assets, plus .35% of average daily net assets in excess of $50 million.

           For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, Oechsle and /or its predecessor, Oechsle International Advisors, L.P., received sub-advisory fees of $3,121,396, $1,728,153 and $1,355,508, respectively, with respect to the International Equity Fund.

           Fleet and Oechsle are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


                                  ADMINISTRATOR

           PFPC (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

           PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective June 26, 2000:


                  COMBINED AVERAGE DAILY NET ASSETS                    ANNUAL RATE
                  ---------------------------------                    -----------
                  Up to $2.5 billion..................................    0.090%
                  From $2.5 to $5 billion.............................    0.085%
                  From $5 to $12 billion..............................    0.075%
                  From $12 to $15 billion.............................    0.065%
                  From $15 to $18 billion.............................    0.060%
                  From $18 billion to $21 billion.....................   0.0575%
                  Over $21 billion....................................   0.0525%


           Prior to June 26, 2000, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and all other portfolios offered by Galaxy at the following annual rates:


                  COMBINED AVERAGE DAILY NET ASSETS                    ANNUAL RATE
                  ---------------------------------                    -----------
                  Up to $2.5 billion..................................    0.090%
                  From $2.5 to $5 billion.............................    0.085%
                  From $5 to $12 billion..............................    0.075%
                  From $12 to $15 billion.............................    0.065%
                  From $15 to $18 billion.............................    0.060%
                  Over $18 billion....................................   0.0575%

In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.

           From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds. For the fiscal year ended October 31, 2000, the Funds paid PFPC administration fees at the effective annual rate of 0.07% of each Funds average daily net assets.

           During the last three fiscal years, PFPC received administration fees (net of fee waivers) as set forth below:

                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                       2000         1999          1998
----                                       ----         ----         ----
Money Market Fund ...................   $3,179,857   $2,885,072   $2,596,354
U.S. Treasury Money Market Fund .....   $  822,341   $  779,542   $  770,823
Tax-Exempt Money Market Fund ........   $  667,581   $  435,865   $  304,716
Short-Term Bond Fund ................   $   56,947   $   45,886   $   57,228
Intermediate Government Income Fund..   $  262,655   $  229,022   $  231,595
High Quality Bond Fund ..............   $  284,931   $  211,269   $  184,406
Rhode Island Municipal Bond Fund ....   $   39,723   $   16,327   $   15,172
Asset Allocation Fund ...............   $  646,311   $  533,921   $  401,495
Growth and Income Fund ..............   $  552,479   $  456,860   $  413,204
International Equity Fund ...........   $  624,039   $  365,677   $  305,871






           Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.


           Prior to the Reorganization, SEI Investments Mutual Fund Services ("SEI") served as the administrator to the Predecessor Funds. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Boston1784 Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive purchase of its fees from time to time.

           During the period from June 1, 2000 to October 31, 2000, PFPC and/or SEI received administration fees (net of fee waivers) as set forth below. During the last three fiscal years ended May 31, 2000, 1999 and 1998, SEI received administration fees from the Predecessor Funds as set forth below.



                                                                                             For the Fiscal Year
                                                   For the Period                                Ended May 31,
                                                  From June 1, 2000             2000                 1999                1998
                  Fund                           to October 31, 2000        (Thousands)          (Thousands)         (Thousands)
                  ----                           -------------------        -----------          -----------         -----------
Intermediate Tax-Exempt Bond Fund.............         $81,016                  $215                 $218                $200
Connecticut Intermediate                               $42,361                  $111                 $113                 $84
Municipal Bond Fund...........................
Massachusetts Intermediate                             $65,217                  $163                 $156                $127
Municipal Bond Fund...........................
Growth Fund II................................         $44,395                  $159                 $131                $204


                          CUSTODIAN AND TRANSFER AGENT

           The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

           Under the Global Custody Agreement, Chase Manhattan has agreed to:
(i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

           PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough,

Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to:
(i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                                    EXPENSES

           Fleet, Oechsle and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

           Fleet or Oechsle will select specific portfolio investments and effect transactions for the Funds. Fleet seeks to obtain the best net price and the most favorable execution of orders. Fleet or Oechsle may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds, Fleet or Oechsle. Fleet or Oechsle is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet or Oechsle determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet or Oechsle's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the investment advisory agreements between Galaxy and Fleet and Fleet and Oechsle are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.

           During the fiscal year or period ended October 31, 2000, the following Funds paid soft dollar commissions as shown below:

                   FUND                                COMMISSIONS
                   ----                                -----------
                   Asset Allocation Fund.............   $ 25,201
                   Growth and Income Fund............   $107,901
                   International Equity Fund.........   $ 26,649
                   Growth Fund II....................   $  1,200


           During the fiscal year ended May 31, 2000, the Predecessor Fund of the Growth Fund II paid soft dollar commissions in the amount of $135,167.


           Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

           The following Funds paid brokerage commissions as shown in the table below:


                                                     FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                              2000                1999                 1998
----                                              ----                ----                 ----
Asset Allocation...............................$  261,800          $  164,971           $225,758
Growth and Income..............................$  795,284          $  305,533           $511,307
International Equity...........................$1,644,461          $1,047,761           $841,389






           For the period from June 1, 2000 to October 31, 2000, the Growth Fund II paid $83,863 in brokerage commission. For the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, the Predecessor Fund of the Growth Fund II paid $135,167, $199,396 and $227,975, respectively, in brokerage commissions.

           During the fiscal years ended October 31, 2000 and 1999 and the period February 1, 1998 through October 31, 1998, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of Fleet. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly by the Funds during the fiscal years ended October 31, 2000 and 1999 and the period ended October 31, 1998, (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended October 31, 2000 that was paid to Quick & Reilly, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly during the fiscal year ended October 31, 2000.

                                                    2000             2000
                                   2000             % OF        % OF AGGREGATE       1999              1998
                                 AGGREGATE       AGGREGATE        COMMISSION       AGGREGATE         AGGREGATE
FUND                              AMOUNT        COMMISSIONS      TRANSACTIONS       AMOUNT            AMOUNT
----                          --------------   --------------   --------------   --------------   --------------
Asset Allocation............     $173,098          66.12%            77.62%         $141,443         $130,968
Growth and Income...........     $369,829          46.50%            58.63%         $129,843         $118,050
Growth Fund II(1)...........      $40,705          48.54%            47.13%            N/A              N/A


(1) For the period from June 1, 2000 through October 31, 2000.

           Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

Debt securities purchased or sold by the Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond, Intermediate Tax-Exempt Bond, Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds are generally traded in over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes and underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers' mark-up or mark-down.


           Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.


           Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 2000, the Funds held securities of their regular brokers or dealers as set forth below:


------------------------------------------------------------------------------------------------------------------------------------
FUND                              BROKER/DEALER                          TYPE OF SECURITY                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Money Market                      Associates Corp. of North America      Commercial Paper                $150,000,000
------------------------------------------------------------------------------------------------------------------------------------
Money Market                      Morgan (J.P.) & Co.                    Commercial Paper                $99,370,000
------------------------------------------------------------------------------------------------------------------------------------
Money Market                      J.P. Morgan                            Repurchase Agreement            $23,810,000
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market           J.P. Morgan                            Repurchase Agreement            $125,265,000
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                   Associates Corp. of North America      Corporate Note                  $986,250
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                   Associates Corp. of North America      Corporate Note                  $2,428,125
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income    Chase Manhattan Corp.                  Corporate Note                  $972,500
------------------------------------------------------------------------------------------------------------------------------------


                                         -114-


------------------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income    Chase Credit Card Master Trust         Asset-Backed Security           $4,592,778
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Government Income    Chase Credit Card Master Trust         Asset-Backed Security           $3,008,430
------------------------------------------------------------------------------------------------------------------------------------
High Quality Bond                 Associates Corp. of North America      Corporate Note                  $2,017,500
------------------------------------------------------------------------------------------------------------------------------------
High Quality Bond                 Associates Corp. of North America      Corporate Note                  $997,500
------------------------------------------------------------------------------------------------------------------------------------
High Quality Bond                 Chase Manhattan Corp.                  Corporate Note                  $972,500
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation                  Chase Manhattan Corp.                  Common Stock                    $5,801,250
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income                   Morgan (J.P.) & Co., Inc.              Common Stock                    $17,178,900
------------------------------------------------------------------------------------------------------------------------------------


           Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet or Oechsle. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Oechsle believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Oechsle may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                           SHAREHOLDER SERVICES PLANS

BKB SHARES


           Galaxy has adopted a Shareholder Services Plan (the "BKB Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liaison and/or administrative support services to customers who are the beneficial owners of BKB Shares. Such services are provided to customers who are the beneficial owners of BKB Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of BKB Shares. The BKB Plan provides that Galaxy will pay fees for such services at the following annual rates: (i) with respect to the Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund, up to 0.50% of the average daily net asset value of BKB Shares owned by customers, (ii) with respect to the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, up to 0.50% of the average daily net asset value of BKB Shares owned by customers, and (iii) with respect to the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund, up to 0.50% of the average daily net asset value of BKB Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in BKB Shares; responding to customer inquiries; and providing a service to invest the assets of customers in BKB Shares.


           Galaxy intends to limit the payment under any servicing agreements for each Fund to an aggregate annual fee of not more than: (i) with respect to the Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund, .10% of the average daily net asset value of the BKB Shares of each Fund beneficially owned by customers of institutions, (ii) with respect to the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, .15% of the average daily net asset value of the BKB Shares of each Fund beneficially owned by customers of institutions, and (iii) with respect to the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund, .30% of the average daily net asset value of the BKB Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of BKB Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the BKB Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in BKB Shares. As of October 31, 2000, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

           Each Servicing Agreement between Galaxy and a Service Organization relating to the BKB Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the BKB Plan to the extent necessary to ensure that the fees required to be accrued with respect to the BKB Shares of such Funds on any day do not exceed the income to be accrued to such BKB Shares on that day.

           Galaxy's Servicing Agreements are governed by the BKB Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of BKB Shares of each Fund. Pursuant to the BKB Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").


           During the fiscal year ended October 31, 2000, Galaxy made payments to Service Organizations with respect to BKB Shares as shown in the table below:


                                                            FOR THE FISCAL YEAR ENDED
FUND                                                             OCTOBER 31, 2000
----                                                        -------------------------
Money Market Fund.........................................          $32,750
U.S. Treasury Money Market Fund...........................          $58,439
Tax-Exempt Money Market Fund..............................          $17,488
Short-Term Bond Fund......................................          $ 7,443
Intermediate Government Income Fund.......................          $ 4,154
High Quality Bond Fund....................................          $ 2,396
Intermediate Tax-Exempt Bond Fund.........................          $ 3,083
Connecticut Intermediate Municipal Bond Fund..............          $ 4,469
Massachusetts Intermediate Municipal Bond Fund............          $12,263
Rhode Island Municipal Bond Fund..........................          $     0
Asset Allocation Fund.....................................          $12,200
Growth and Income Fund....................................          $84,511
Growth Fund II............................................          $44,400
International Equity Fund.................................          $ 7,118


           The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of BKB Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

RETAIL A SHARES

           Galaxy has adopted a separate Shareholder Services Plan (the "Retail A Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liaison and/or administrative support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at the following annual rates: (i) with respect to the Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund, up to .25% of the average daily net asset value of BKB Shares owned by customers, (ii) with respect to the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, up to .30% of the average daily net asset value of BKB Shares owned by customers, and (iii) with respect to the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund, up to .50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.


           Although the Retail A Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreement under the Retail A Plan only with respect to Retail A Shares of the Funds and is limiting payments under these servicing agreements for each Fund to an aggregate annual fee of not more than (i) with respect to the Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Money Market Fund, .10% of the average daily net asset value of the Retail A Shares of each Fund beneficially owned by customers of institutions, (ii) with respect to the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, .15% of the average daily net asset value of the Retail A Shares beneficially owned by customers of institutions, and (iii) with respect to the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund, .30% of the average daily net asset value of the Retail A Shares of each Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 2000, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

           Each Servicing Agreement between Galaxy and a Service Organization relating to the Retail A Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

           During the last three fiscal years, Galaxy made payments to Service Organizations with respect to Retail A Shares as shown in the table below:

                                                                FOR THE FISCAL YEAR/PERIOD ENDED OCTOBER 31:
FUND                                                          2000                 1999                  1998
----                                                          ----                 ----                  ----
Money Market Fund.........................................  $2,471,865          $2,222,784           $2,057,474
U.S. Treasury Money Market Fund...........................  $  553,468          $  590,338           $  569,986
Tax-Exempt Money Market Fund..............................  $  179,525          $  169,840           $  163,842
Short-Term Bond Fund......................................  $   30,165          $   37,626           $   41,334
Intermediate Government Income Fund(1)....................  $   66,775          $   87,475           $   97,753
High Quality Bond Fund(1).................................  $   50,775          $   59,319           $   52,525
Intermediate Tax-Exempt Bond Fund.........................  $        1                 N/A                  N/A
Connecticut Intermediate Municipal Bond Fund..............  $       16                 N/A                  N/A
Massachusetts Intermediate Municipal Bond Fund............  $      362                 N/A                  N/A
Rhode Island Municipal Bond Fund..........................  $        0          $        0           $        0
Asset Allocation Fund.....................................  $1,065,746          $1,052,992           $  763,611
Growth and Income Fund(2).................................  $  433,882          $  426,269           $  472,627
Growth Fund II............................................  $      873                 N/A                  N/A
International Equity Fund.................................  $  281,596          $  204,149           $  191,712

-------------------

(1) For the fiscal years ended October 31, 2000 and 1999, Fleet and its affiliates reimbursed fees of $4,826 and 6,771, respectively, with respect to the High Quality Bond Fund. For the fiscal year ended October 31, 2000, Fleet and its affiliates reimbursed fees of $3,405 with respect to the Intermediate Government Income Fund.
(2) For the fiscal years ended October 31, 2000 and 1999, Fleet and its affiliates reimbursed fees of $215,290 and $252,526, respectively, for the Growth and Income Fund.


           Galaxy's Servicing Agreements are governed by the Retail A Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Retail A Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the Disinterested Trustees.


           The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                                  DISTRIBUTOR

           PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly-owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


           Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distribution remains in effect until January 1, 2002, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


           PFPC Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds (other than the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds) as described in the Prospectus and this Statement of Additional Information. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. During the last three fiscal years, FD Distributors and/or PDI received front-end sales charges in connection with Retail A Share purchases as follows:


                                                                FOR THE FISCAL YEAR/PERIOD ENDED OCTOBER 31:
FUND                                                          2000                 1999                   1998
----                                                          ----                 ----                   ----
Short-Term Bond Fund......................................  $  9,852            $   17,651             $   32,006
Intermediate Government Income Fund.......................  $ 17,221            $   56,921             $   46,625
High Quality Bond Fund....................................  $ 25,545            $   84,657             $   95,494
Intermediate Tax-Exempt Bond Fund.........................  $      0                   N/A                    N/A
Connecticut Intermediate Municipal Bond Fund..............  $  2,117                   N/A                    N/A
Massachusetts Intermediate Municipal Bond Fund............  $  1,750                   N/A                    N/A
Rhode Island Municipal Bond Fund..........................  $  2,285            $   12,453             $   38,348
Asset Allocation Fund.....................................  $538,676            $1,053,290             $1,208,453
Growth and Income Fund....................................  $154,459            $  299,146             $  681,018
Growth Fund II............................................  $ 10,901                   N/A                    N/A
International Equity Fund.................................  $163,039            $   77,780             $  126,093


FD Distributors and PDI retained none of the amounts shown in the table above.

                                    AUDITORS

           Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the Funds included in the Prospectus and the financial statements for the Funds contained in Galaxy's Annual Reports to Shareholders with respect to the Funds (the "Annual Reports") and incorporated by reference into this Statement of Additional Information for the fiscal years ended
October 31, 2000 and 1999 have been audited by Ernst & Young LLP. The financial highlights for the Funds included in the Prospectus and the financial statements for the Funds contained in the Annual Reports for the fiscal years and periods ended October 31, 1998, 1997 and 1996, were audited by Galaxy's former auditors.


           Prior to the Reorganization, PricewaterhouseCoopers LLP, with offices at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, served as independent auditors for the Predecessor Funds. The financial highlights for the Predecessor Funds for each of the years or periods in the five-year period ended May 31,

2000 included in the Prospectuses and the financial statements contained in the Predecessor Funds' Annual Report to Shareholders dated May 31, 2000 and incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP.


                                     COUNSEL


           Drinker Biddle & Reath LLP (of which W. Bruce McConnel, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard LLP, City Place I, Hartford, Connecticut 06103-3499 services as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectus with respect to the Connecticut Intermediate Municipal Bond Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624 serves as special Massachusetts counsel and special Rhode Island counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectus with respect to the Massachusetts Intermediate Municipal Bond Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities and the portion of this Statement of Additional Information and the Prospectus with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of special considerations relating to Rhode Island Municipal Securities.


                               CODES OF ETHICS
           Galaxy, Fleet and Oechsle have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.


                       PERFORMANCE AND YIELD INFORMATION

MONEY MARKET, U.S. TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS


           The standardized annualized seven-day yields for the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds are computed by:
(1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


           In addition, the Tax-Exempt Money Market Fund may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields assume the payment of federal income taxes at a rate of 31%.


           The current yields for the Funds may be obtained by calling PFPC Distributors at 1-877-BUY-GALAXY (1-877-289-4252).


           For the seven-day period ended October 31, 2000, the annualized yields and effective yields for BKB Shares of the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds, and the tax-equivalent yield for BKB Shares of the Tax-Exempt Money Market Fund, were as set forth below:


                                                                                                        TAX-EQUIVALENT
FUND                                                          ANNUALIZED YIELD     EFFECTIVE YIELD           YIELD
----                                                          ----------------     ---------------           -----

Money Market.............................................           6.05%               6.23%                 N/A
U.S. Treasury Money Market...............................           5.72%               5.89%                 N/A
Tax-Exempt Money Market..................................           3.83%               3.90%                5.55%


           For the seven-day period ended October 31, 2000, the annualized yields and effective yields for Retail A Shares of the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds, and the tax-equivalent yield for Retail A Shares of the Tax-Exempt Money Market Fund, were as set forth below:


                                                                                                        TAX-EQUIVALENT
FUND                                                          ANNUALIZED YIELD     EFFECTIVE YIELD           YIELD
----                                                          ----------------     ---------------           -----
Money Market.............................................           6.02%               6.20%                 N/A
U.S. Treasury Money Market...............................           5.68%               5.85%                 N/A
Tax-Exempt Money Market..................................           3.75%               3.81%                5.43%


           The U.S. Treasury Money Market Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The state flow through yield refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A state flow through yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate. Based on the foregoing calculation and assuming, for purposes of illustration, state income tax rates of 3%, 7% and 11%, the state flow through yields for the seven-day period ended October 31, 2000 for BKB Shares and Retail A Shares of the U.S. Treasury Money Market Fund were as set forth below:


SERIES                                   3%                   7%                  11%
------                                   --                   --                  ---
BKB Shares                              5.90%               6.15%                6.43%
Retail A Shares                         5.86%               6.11%                6.38%


SHORT-TERM BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, HIGH QUALITY BOND FUND, INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, RHODE ISLAND MUNICIPAL BOND FUND, ASSET ALLOCATION FUND, GROWTH AND INCOME FUND, GROWTH FUND II AND INTERNATIONAL EQUITY FUND

           Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

           The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                        6
                  YIELD = 2[(a-b)/cd +1)  - 1]

Where:  a =  dividends and interest earned by a Fund during
             the period;

        b =  expenses accrued for the period (net of
             reimbursements);

        c = average daily number of shares outstanding during the period entitled to receive dividends; and

        d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

           With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

           Each Fund may also advertise its "effective yield" which is calculated similarly but when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

           Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

           The "tax-equivalent" yield of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund is computed by (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion if any, of the yield that is not exempt from federal income tax.


           Based on the foregoing calculations, the standard yield and, where applicable, tax-equivalent yields (assuming a 39.6% federal tax rate) for BKB Shares and Retail A Shares of the Funds for the 30-day period ended October 31, 2000 were as set forth below:

                                                                        BKB                                 RETAIL A
                                                                       -----                                --------
FUND                                                         STANDARD        TAX-EQUIVALENT         STANDARD         TAX-EQUIVALENT
----                                                         --------        --------------         --------         --------------
Short-Term Bond Fund.................................         5.94%               N/A                5.43%                N/A
Intermediate Government Income Fund..................         5.79%               N/A                5.39%                N/A
High Quality Bond Fund...............................         6.01%               N/A                5.57%                N/A
Intermediate Tax-Exempt Bond Fund....................         4.28%              7.09%               4.10%               6.77%
Connecticut Intermediate Municipal Bond Fund.........         4.28%              7.33%               4.08%               7.14%
Massachusetts Intermediate Municipal Bond Fund.......         4.24%              7.46%               4.09%               7.23%
Rhode Island Municipal Bond Fund.....................         4.44%              8.19%               4.41%               8.19%
Asset Allocation Fund................................         2.59%               N/A                2.20%                N/A
Growth and Income Fund...............................         1.04%               N/A                0.69%                N/A
Growth Fund II.......................................        -0.07%               N/A                -0.07%               N/A
International Equity Fund............................         0.65%               N/A                0.23%                N/A


           Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                                (1/n)
                               T = [(ERV/P) - 1]

Where:       T      =     average annual total return;

             ERV    =     ending redeemable value of a
                          hypothetical $1,000 payment made at
                          the beginning of the 1, 5 or 10 year
                          (or other) periods at the end of the
                          applicable period (or a fractional
                          portion thereof);

             P      =     hypothetical initial payment of $1,000; and

             n      =     period covered by the computation, expressed in years.

           Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

           Aggregate Total Return =       [(ERV/P) - 1]

           The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, tax average annual

Funds' Retail A Shares return and aggregate total return quotations will reflect the deduction of the maximum sales loan change in connection with purchases of Retail A Shares.


           The aggregate total returns for BKB Shares and Retail A Shares of the Funds from the date of initial public offering through October 31, 2000 are set forth below:


FUND                                                                         BKB                       RETAIL A
----                                                                         ---                       --------
Short-Term Bond Fund................................................       2.94%(1)                    48.23%(2)
Intermediate Government Income Fund.................................       3.30%(1)                   112.26%(3)
High Quality Bond Fund..............................................       3.43%(1)                    88.13%(4)
Intermediate Tax-Exempt Bond Fund...................................      49.22%(5)                    (1.66)%(6)
Connecticut Intermediate Municipal Bond Fund........................      42.11%(7)                    (1.68)%(6)
Massachusetts Intermediate Municipal Bond Fund......................      43.63%(5)                    (1.57)%(6)
Rhode Island Municipal Bond.........................................       3.81%(1)                    36.35%(8)
Asset Allocation Fund...............................................       0.96%(1)                   153.98%(2)
Growth and Income Fund..............................................       2.43%(1)                   184.52%(9)
Growth Fund II......................................................     155.48%(10)                    2.66%(6)
International Equity Fund...........................................     (12.59)%(1)                  131.03%(2)


----------------------
(1) For the period from June 19, 2000 (initial issuance date) through October 31, 2000.
(2) For the period from December 30, 1991 (initial public offering date) through October 31, 2000.
(3) For the period from September 1, 1988 (initial public offering date) through October 31, 2000.
(4) For the period from December 14, 1990 (initial public offering date) through October 31, 2000.
(5) For the period June 14, 1993 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.
(6) For the period June 26, 2000 through October 31, 2000. The Predecessor Funds did not offer Retail A Shares prior to the Reorganization.
(7) For the period August 1, 1994 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.
(8) For the period December 20, 1994 (initial public offering date) through October 31, 2000.
(9) For the period February 12, 1993 through October 31, 2000. The Predecessor Growth and Income Fund began offering Investment Shares, which were similar to Retail A Shares, on February 13, 1995.
(10) For the period March 28, 1996 (initial public offering date) through October 31, 2000. Performance for the period prior to June 26, 2000 represents performance of the single class of shares of the Predecessor Fund.


           The average annual total returns for BKB Shares and Retail A Shares of the Funds for the one-year, five-year and ten-year periods (as applicable) ended October 31, 2000 are as set forth below:

                                                          BKB                                       RETAIL A
                                                         -----                                      --------
FUND                                            ONE-YEAR      FIVE-YEAR      TEN-YEAR       ONE-YEAR       FIVE-YEAR       TEN-YEAR
----                                            --------      ---------      --------       --------       ---------       --------
Short-Term Bond Fund........................       *              *             *             0.75%          3.95%             *
Intermediate Government Income Fund.........       *              *             *             1.94%          4.13%           6.14%
High Quality Bond Fund......................       *              *             *             1.97%          4.32%             *
Intermediate Tax-Exempt Bond Fund...........     8.33%**        5.26%**         *               *              *               *
Connecticut Intermediate Municipal Bond
Fund........................................     7.80%**        5.10%**         *               *              *               *
Massachusetts Intermediate Municipal Bond
Fund........................................     7.63%**        5.00%**         *               *              *               *
Rhode Island Municipal Bond Fund............       *              *             *             3.45%          4.15%             *
Asset Allocation Fund.......................       *              *             *             3.67%          12.69%            *
Growth and Income Fund......................       *              *             *             2.82%          15.16%            *
Growth Fund II..............................    50.90%            *             *               *              *               *
International Equity Fund...................       *              *             *            -7.14%          11.83%            *


-------------------
*          Not offered during the full period.
** Average annual total returns for periods prior to June 26, 2000 represent the performance of the Predecessor Fund.


TAX-EQUIVALENCY TABLES - CONNECTICUT INTERMEDIATE MUNICIPAL BOND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND AND RHODE ISLAND MUNICIPAL BOND FUNDS


           The Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Funds' respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut, Massachusetts and Rhode Island, as applicable. Some portion of the Funds' income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.


           The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 2001. These are not indicators of past or future performance of the Connecticut Intermediate Municipal Bond, Massachusetts Intermediate Municipal Bond and Rhode Island Municipal Bond Funds.

           Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

           Connecticut Note: The charts do not address taxable equivalent yields applicable to married tax payers filing separate returns or heads of households.

        Investors are urged to consult their own tax advisors as to these matters.

CONNECTICUT:  2001


Equivalency yields: Tax-Exempt


                                              Connecticut Tax-Equivalent
                                   Combined   Yields.**
$Taxable Income*  State   Federal  Effective  --------------------------------------------------------------------------------
Single            Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-27,050         3.96%   15%      18.37%     3.68%  4.29%  4.90%  5.51%  6.13%  6.74%   7.35%   7.96%   8.58%   9.19%   9.80%
27,051-65,550     4.50%   28%      31.24%     4.36%  5.09%  5.82%  6.54%  7.27%  8.00%   8.73%   9.45%  10.18%  10.91%  11.63%
65,551-136,750    4.50%   31%      34.11%     4.55%  5.31%  6.07%  6.83%  7.59%  8.35%   9.11%   9.86%  10.62%  11.38%  12.14%
136,751-297,350   4.50%   36%      38.88%     4.91%  5.73%  6.54%  7.36%  8.18%  9.00%   9.82%  10.63%  11.45%  12.27%  13.09%
Over 297,350      4.50%   39.6%    42.32%     5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------


$Taxable Income*                   Combined   Connecticut Tax-Equivalent Yields.**
Married Filing    State   Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-45,200         3.825%  15%      18.25%     3.67%  4.28%  4.89%  5.50%  6.12%  6.73%  7.34%    7.95%   8.56%   9.17%   9.79%
45,201-109,250    4.50%   28%      31.24%     4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%    9.45%  10.18%  10.91%  11.63%
109,251-166,500   4.50%   31%      34.11%     4.55%  5.31%  6.07%  6.83%  7.59%  8.35%  9.11%    9.86%  10.62%  11.38%  12.14%
166,501-297,350   4.50%   36%      38.88%     4.91%  5.73%  6.54%  7.36%  8.18%  9.00%  9.82%   10.63%  11.45%  12.27%  13.09%
Over 297,350      4.50%   39.6%    42.32%     5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.

MASSACHUSETTS:  2001


Equivalent Yields:  Tax-Exempt


                                   Combined   Massachusetts Tax-Equivalent Yields**
$Taxable Income   State   Federal  Effective  --------------------------------------------------------------------------------
Single*           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-27,050         5.60%   15.0%    19.76%     3.74%  4.36%  4.99%  5.61%  6.23%  6.85%   7.48%   8.10%   8.72%   9.36%   9.97%
27,051-65,550     5.60%   28.0%    32.03%     4.41%  5.15%  5.88%  6.62%  7.36%  8.09%   8.83%   9.56%  10.30%  11.03%  11.77%
63,551-136,750    5.60%   31.0%    34.86%     4.61%  5.37%  6.14%  6.91%  7.68%  8.44%   9.21%   9.98%  10.75%  11.51%  12.28%
136,751-297,350   5.60%   36.0%    39.58%     4.97%  5.79%  6.62%  7.45%  8.28%  9.10%   9.93%  10.76%  11.59%  12.41%  13.24%
Over 297,350      5.60%   39.6%    42.98%     5.26%  6.14%  7.02%  7.89%  8.77%  9.66%  10.52%  11.40%  12.28%  13.15%  14.03%
------------------------------------------------------------------------------------------------------------------------------


$Taxable Income*                   Combined   Massachusetts Tax-Equivalent Yields**
Married Filing    State   Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate    Rate     Rate       3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------
$0-45,200         5.60%   15.0%    19.76%     3.74%  4.36%  4.99%  5.61%  6.23%  6.85%  7.48%    8.10%   8.72%   9.35%   9.97%
45,201-109,250    5.60%   28.0%    32.03%     4.41%  5.15%  5.88%  6.62%  7.36%  8.09%  8.83%    9.56%  10.30%  11.03%  11.77%
109,251-166,500   5.60%   31.0%    34.86%     4.61%  5.37%  6.14%  6.91%  7.68%  8.44%  9.21%    9.98%  10.75%  11.51%  12.38%
166,501-297,350   5.60%   36.0%    39.58%     4.97%  5.79%  6.62%  7.45%  8.28%  9.10%  9.93%   10.76%  11.59%  12.41%  13.24%
Over 297,350      5.60%   39.6%    42.98%     5.26%  6.14%  7.02%  7.89%  8.77%  9.66%  10.52%  11.40%  12.28%  13.15%  14.03%
------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

RHODE ISLAND:  2001


Equivalent yields:  Tax-Exempt


                                   Combined   Rhode Island Tax-Equivalent Yields**
$Taxable Income   State   Federal  Effective  --------------------------------------------------------------------------------
Single*           Rate    Rate     Rate       3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%   6.50%   7.00%   7.50%   8.00%
------------------------------------------------------------------------------------------------------------------------------
$0-27,050          3.83%  15.0%    18.26%     3.67%  4.28%  4.89%  5.51%  6.12%   6.73%  7.34%   7.95%   8.56%   9.18%   9.79%
27,051-65,550      7.14%  28.0%    33.14%     4.49%  5.23%  5.98%  6.73%  7.48%   8.23%  8.97%   9.72%  10.47%  11.22%  11.97%
65,551-136,750     7.91%  31.0%    36.46%     4.72%  5.51%  6.30%  7.08%  7.87%   8.66%  9.44%  10.23%  11.02%  11.80%  12.59%
136,751-297,350    9.18%  36.0%    41.88%     5.16%  6.02%  6.88%  7.74%  8.60%   9.46% 10.32%  11.18%  12.04%  12.90%  13.76%
Over 297,350      10.10%  39.6%    45.70%     5.52%  6.45%  7.37%  8.29%  9.21%  10.13% 11.05%  11.97%  12.89%  13.81%  14.73%
------------------------------------------------------------------------------------------------------------------------------


$Taxable
Income*                            Combined   Rhode Island Tax-Equivalent Yields**
Married Filing    State   Federal  Effective  --------------------------------------------------------------------------------
Jointly           Rate    Rate     Rates       3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%   6.50%   7.00%   7.50%   8.00%
------------------------------------------------------------------------------------------------------------------------------
$0-45,200          3.83%  15.0%    18.26%     3.67%  4.28%  4.89%  5.51%  6.12%   6.73%  7.34%   7.95%   8.56%   9.18%   9.79%
45,201-109,250     7.14%  28.0%    33.14%     4.49%  5.23%  5.98%  6.73%  7.48%   8.23%  8.97%   9.72%  10.47%  11.22%  11.97%
109,251-166,500    7.91%  31.0%    36.46%     4.72%  5.51%  6.30%  7.08%  7.87%   8.66%  9.44%  10.23%  11.02%  11.80%  12.59%
166,501-297,350    9.18%  36.0%    41.88%     5.16%  6.02%  6.88%  7.74%  8.60%   9.46% 10.32%  11.18%  12.04%  12.90%  13.76%
Over 297,350      10.10%  39.6%    45.70%     5.52%  6.45%  7.37%  8.29%  9.21%  10.13% 11.05%  11.97%  12.89%  13.81%  14.73%
------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Rhode Island tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions or other items.


** Each entry represents the taxable yield that is the equivalent to the specified Federal and Rhode Island tax-exempt yield for a Rhode Island tax payer in the specified income bracket.

PERFORMANCE REPORTING

           From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index.

           Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

           Performance data will be calculated separately for each class of shares of the Funds.

           The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

           The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

           As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

           Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

           A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.






           As of February 13, 2001, the name, address and percentage ownership of the entities or persons that held of record or beneficially 5% or more of the outstanding shares of each class of Galaxy's investment portfolios are as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    TRUST SHARES                       99.74%
    Fleet National Bank
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL B SHARES
    Steven R. Schwartz                  5.49%
    2393 Lake Elmo Avenue N.
    Lake Elmo, MN 55042-8407

    BKB SHARES
    James H. Furneaux &                 5.56%
    Carol S. Furneaux
    JTTEN
    810 Concord Road
    Carlisle, MA  01741-1523

    Mellon Bank (DE) NA                 5.48%
    Enhanced Cash Fund
    Wilshire Enhanced Tax
    Index Trust
    135 Sentilli Highway
    Everett, MA 02149-1906

TAX-EXEMPT MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank               100.00%
    P.O. Box 92800
    Rochester, NY 14692-8900

    BKB SHARES
    Bob & Co.                           8.88%
    Treasury
    Attn:  A.J. Ferullo
    100 Federal St #01-12-02
    Mailstop: MADE 10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gilbert L. Wade                     5.68%
    143 Avenue B
    Apartment 6A
    New York, NY 10009-5026

GOVERNMENT MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.33%
    P.O. Box 92800
    Rochester, NY 14692-8900

U.S. TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                95.94%
    P.O. Box 92800
    Rochester, NY 14692-8900

    RETAIL A SHARES
    US Clearing A Division             15.58%
    of Fleet Securities Inc.
    26 Broadway
    New York, NY 10004-1703

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                18.81%
    P.O. Box 92800
    Rochester, NY  14692-8900

    Bob & Co.                           7.80%
    Treasury Attn: A. J. Ferullo
    100 Federal St #01-13-07
    Mail Stop: MADE10013E
    Boston, MA  02110-1802

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Fleet Bank Omnibus                 60.20%
    Steven P. Suchecki
    20 Church Street
    Hartford, CT  06103

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    TRUST SHARES
    Fleet National Bank                98.93%
    P.O. Box 92800
    Rochester, NY 14692-8900

INSTITUTIONAL MONEY
    MARKET FUND
    TRUST SHARES
    Fleet National Bank                24.45%
    P.O. Box 92800
    Rochester, NY 14692-8900

    US Clearing A Division Of           7.29%
    Fleet Securities Inc.
    26 Broadway
    New York, NY  10004-1703

    Bob & Co. Treasury                 45.11%
    Mail Stop: MADE 10013E
    Attn:  A.J. Ferullo
    100 Federal Street
    #01-13-07
    Boston, MA  02110-1802

    Tweeter HomeEntertainment           5.03%
    Group Financing Company
    Trust
    10 Pequot Way
    Canton, MA  02021-2306

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MASSACHUSETTS MUNICIPAL
    MONEY MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                36.40%
    P.O. Box 92800
    Rochester, NY 14692-8900

    U.S. Clearing A Division of        20.57%
    Fleet Securities, Inc.
    26 Broadway
    New York, NY  10004-1703

CONNECTICUT MUNICIPAL MONEY
    MARKET FUND
    RETAIL A SHARES
    Fleet National Bank                45.35%
    P.O. Box 92800
    Rochester, NY  14692-8900

    William L. Bucknall                 5.05%
    Norma Lee Bucknall
    5 Oak Ridge Dr.
    Bethany, CT  06524-3117

EQUITY VALUE FUND
    TRUST SHARES
    Gales & Co.                        69.22%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        10.66%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

EQUITY GROWTH FUND
    TRUST SHARES
    Gales & Co.                        67.14%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        17.37%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        15.24%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of           5.80%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th Street, Apt. 359
    Baltimore, MD 21211-2176

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    NH Bragg & Sons                    87.06%
    401(K) Profit Sharing Plan
    Lawrence S. Cronkite and
    John Bragg TTEES
    92 Perry Road
    P.O. Box 927
    Bangore, ME 04402-0927

    PRIME B SHARES
    US Clearing A Division of          19.22%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          12.42%
    Fleet Securities Inc.
    FBO# 166-31108-21
    Frank Catanho, Trustee of
    the Frank Catanho
    1996 Trust Dated 10/22/96
    24297 Mission Blvd.
    Hayward, NY 94544-1020

    US Clearing A Division of          12.06%
    Fleet Securities Inc.
    FBO# 024-90318-16
    Lynn C. Sherrie
    P.O. Box 316
    Wilson, NY 14172-0316

    US Clearing A Division of          10.40%
    Fleet Securities Inc.
    FBO# 221-00085-18
    Walter M. Swiecicki &
    Cathleen Swiecicki  JT WROS
    119 Old Beekman Road
    Monmouth Junction, NJ
    08852-3114

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           5.71%
    Fleet Securities Inc.
    FBO# 244-90004-19
    W P Fleming
    66500 E 253rd
    Grove, OK 74344-6163

    US Clearing Corporation             5.62%
    FBO# 131-98122-18
    Elaine B. Odessa
    9 Newman Road
    Pantucket, RI 02860-6183

GROWTH FUND II
    TRUST SHARES
    Gales & Co.                        19.67%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        10.25%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        69.61%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           9.32%
    Fleet Securities Inc.
    FBO# 245-94671-10
    Elliot Entner
    16 Paul Revere Road
    Sharon, MA 02067-2213

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Kie Y Ahn                          16.50%
    Bok S Ahn JT WROS
    639 Quaker Street
    Chappaqua, NY 10514-1507

    RETAIL B SHARES
    US Clearing A Division of           6.73%
    Fleet Securities Inc.
    FBO 979-00486-16
    Joseph Papai Jr.
    918 Lee Avenue
    North Brunswick, NJ
    08902-2351

    Fleet Bank NA                       5.07%
    Cust of the Rollover IRA
    FBO Juan Rosai
    25 Crestview Dr.
    North Haven, CT  06473

EQUITY INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        33.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        12.03%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    TRUST SHARES
    Gales & Co.                        30.92%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        27.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.73%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    Charles Schwab & Co. Inc.          10.14%
    Special Custody Acct. for
    Exclusive of Customers
    Attn: Mutual Funds
    101 Montgomery St.
    San Francisco, CA 94104-4122

    PRIME A SHARES                     80.62%
    US Clearing A Division of
    Fleet Securities Inc.
    FBO 125-98055-11
    Albert F Twanmo
    6508 81st St.
    Cabin John, MD 20818-1203

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.83%
    Fleet Securities Inc.
    FBO 136-99157-13
    Jon-Paul Dadaian
    178 Clarken Drive
    West Orange, NJ 07052-3441

    PRIME B SHARES US
    Clearing A Division of             69.62%
    Fleet Securities Inc.
    FBO# 102-59241-17
    Church & Friary of St.
    Francis of Assisi
    c/o Fr. Peter Brophy OFM
    135 West 31st St.
    New York, NY 10001-3405

    US Clearing Corp                    5.46%
    FBO# 244-90026-13
    Guido Guinasso
    418 College Avenue
    San Francisco, CA  94112-1114

    BKB SHARES
    National Financial                  5.59%
    Services Corp
    For the Exclusive Benefit of
    Customers
    P.O. Box 3908
    Church Street Station
    New York, NY 10008-3908

GROWTH AND INCOME FUND
    TRUST SHARES
    Gales & Co.                        53.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        41.18%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.23%
    Fleet Securities Inc.
    FBO# 160-27022-17
    Linda Shaw, Trustee for the
    Linda J Shaw Trust
    920 Meadows Road
    Geneva, IL 60134-3052

    US Clearing A Division of          28.37%
    Fleet Securities Inc.
    FBO# 113-27816-16
    Pamela M Fein
    68 Oak Ridge Drive
    Bethany, CT 06524-3118

    US Clearing A Division of          25.85%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    PRIME B SHARES
    US Clearing A Division of          29.97%
    Fleet Securities Inc.
    FBO# 147-97497-13
    Martin Allen Sante
    8858 Moanalua Way
    Diamondhead, MS 39525

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          18.15%
    Fleet Securities Inc.
    FBO# 103-31744-16
    Irwin Luftig & Elaine Luftig
    6119 Bear Creek Ct
    Lake Worth, FL 33467-6812

    US Clearing A Division of          16.81%
    Fleet Securities Inc.
    FBO# 148-28677-18
    Linda M. Berke & Michael E.
    Berke JT TEN
    30941 Westwood Road
    Farmington Hills, MI
    48331-1466

    US Clearing A Division of          16.40%
    Fleet Securities Inc.
    FBO# 147-29019-15
    Walter W Quan
    2617 Skyline Drive
    Lorain, OH 44053-2243

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 013-90166-12
    Florence G. St. Onge
    34 Cedar Lane
    Warren, RI 02885-2236

    US Clearing A Division of           6.04%
    Fleet Securities Inc.
    FBO# 108-00116-10
    Michael Kennedy &
    Carleen Kennedy    JT WROS
    12 Walton Avenue
    Locust Valley, NY 11560-1227

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
ASSET ALLOCATION FUND
    TRUST SHARES
    Gales & Co.                        92.05%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.52%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          30.60%
    Fleet Securities Inc.
    FBO# 114-97238-17
    Sara Mallow
    6415 NW 24th Street
    Boca Raton, FL 33434-4320

    US Clearing A Division of          21.95%
    Fleet Securities Inc.
    FBO# 175-97327-10
    Margaret Ann Gillenwater
    2525 E Prince Road #23
    Tucson, AZ 85716-1146

    US Clearing Corp                   11.21%
    FBO 170-01663-15
    Nicholas G. Roselli
    216 Root Road
    Westfield, MA 01085-9832

    US Clearing A Division of          14.97%
    Fleet Securities Inc.
    FBO 194-97099-17
    James Kenneth Winter
    2523 Greenridge Dr.
    Belden, MS  08826-9530

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    U.S. Clearing Corp.                 5.21%
    FBO 155-98529-16
    Frederick B. Gatt
    144 Jay Street
    Albany, NY 12210-1806

    PRIME B SHARES
    US Clearing A Division of          10.93%
    Fleet Securities Inc.
    FBO# 138-97818-14
    Carol Y Foster
    524 Marie Avenue
    Blountstown, FL 32424-1218

    US Clearing A Division of          10.43%
    Fleet Securities Inc.
    FBO# 102-92974-11
    Ann E Herzog
    74 Tacoma Street
    Staten Island, NY 10304-4222

    US Clearing A Division of           6.95%
    Fleet Securities Inc.
    FBO# 166-98559-16
    Ann P Sargent
    422 Los Encinos Avenue
    San Jose, CA 95134-1336

    US Clearing A Division of           6.75%
    Fleet Securities Inc.
    FBO# 166-97970-19
    Alicia E Schober
    10139 Ridgeway Drive
    Cupertino, CA 95014-2658

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.19%
    Fleet Securities Inc.
    FBO# 181-01324-13
    Paul R Thornton & Karin Z
    Thornton JT TEN
    1207 Oak Glen Lane
    Sugar Land, TX 77479-6175

    US Clearing Corp                    5.15%
    FBO# 013-00189-14
    David Paquin & Susan
    Paquin JT TEN
    Attn: Paul D Nunes VP
    100 Westminister St.
    RI/MO/F026
    Providence, RI 02903-2318

SMALL COMPANY EQUITY FUND
    TRUST SHARES
    Gales & Co.                        62.31%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        25.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        10.70%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    TRUST SHARES
    Gales & Co.                        44.32%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        37.01%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          38.34%
    Fleet Securities Inc.
    FBO# 104-32732-16
    Hilda Brandt
    Roland Park Place
    830 W. 40th, Apt. 359
    Baltimore, MD 21211-2176

    US Clearing A Division of          23.99%
    Fleet Securities Inc.
    FBO# 155-03619-17
    Frederick W Geissinger
    601 NW 2nd Street
    Evansville, IN 47708-1013

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of          14.00%
    Fleet Securities Inc.
    FBO# 103-97564-14
    Thomas X McKenna
    170 Turtle Creek Drive
    Tequesta, FL 33469-1547

    US Clearing A Division of          11.81%
    Fleet Securities Inc.
    FBO# 103-31296-18
    Edward U Roddy III
    109 Angler Avenue
    Palm Beach, FL 33480-3101

    PRIME B SHARES
    US Clearing A Division of          12.40%
    Fleet Securities Inc.
    FBO# 111-98315-17
    Thomas J Bernfeld
    185 West End Avenue,
    Apt. 21D
    New York, NY 10023-5548

    US Clearing A Division of          10.88%
    Fleet Securities Inc.
    FBO #162-27769-10
    Gilbert Shue & Eva
    Shue-Trustees
    Shue FamilyTrust-DTD
    11/8/84
    10119 Riverside Dr.
    Ontario, CA  91761-7814

    US Clearing A Division of           8.40%
    Fleet Securities Inc.
    FBO# 107-30623-15
    Andrejs Zvejnieks
    2337 Christopher Walk
    Atlanta, GA 30327-1110

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           6.54%
    Fleet Securities Inc.
    FBO# 223-97395-15
    Rufus O. Eddins, Jr.
    360 Dominion Circle
    Knoxville, TN 37922-2750

    US Clearing A Division of           6.28%
    Fleet Securities Inc.
    FBO# 221-97250-13
    Michael A Veschi
    106 Exmoor Court
    Leesburg, VA 20176-2049

    US Clearing Corp                    5.74%
    FBO# 138-30212-17
    Virginia Godenrath T.O.D.
    Robert Godenrath
    5925 Shore Boulevard South
    #104
    Gulfport, FL 33707-5904

    US Clearing Corp                    5.01%
    FBO# 108-98907-17
    Linda Lecessi - Karp
    141 Norwood Avenue
    Malverne, NY 11565-1422

STRATEGIC EQUITY FUND
    TRUST SHARES
    Gales & Co.                        92.45%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                         6.60%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    US Clearing A Division of           5.85%
    Fleet Securities Inc.
    FBO 978-12453-12
    Violet K. Saidnehr
    260 Middle Neck Road
    Great Neck, NY  11021-1175

PAN-ASIA FUND
    TRUST SHARES
    FIM Funding, Inc.                 100.00%
    Attn:  Richard Joseph
    150 Federal Street
    Boston, MA  02109

    RETAIL A SHARES
    Anthony P. Vericco                  6.41%
    & Antonia Vericco JTWROS
    32 Susan Drive
    Saugus, MA 01906

    John J. Mancini                    13.42%
    Anthony Mancini JT TEN
    114 Alpine Road
    Portland, ME 04103-2804

    Fleet Bank                          8.27%
    Cust For the IRA Plan FBO
    Susan A. Bird
    30 Lafayette Ave
    Somerset, NJ 08873-2556

    Adelaide Donohue &                 40.14%
    Matthew Donohue
    JT WROS
    PO Box 230
    Southampton , NY 11969

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Striplin Family Trust               5.57%
    Dave Striplin & Kristin
    Striplin JT WROS PDAA
    U/T/A DTD 1-22-2001
    1705 Vista Del Monte
    Aubum, CA 95603-6104

    RETAIL B SHARES
    Fleet Bank NA                      51.72%
    Cust of the Rollover IRA
    FBO Ben V. Phan
    120 Stoughton Street
    Dorchester, MA 02125-1900

    FIM Funding, Inc.                   9.15%
    Attn:  Richard Joseph
    150 Federal Street
    4th Floor
    Boston, MA  02109

    US clearing A Division of           9.61%
    Fleet Securities Inc.
    FBO 245-901434-13
    Anthony M. Savoy
    103 Oak Street
    Indian Orchard, MA
    01151-1538

    US clearing A Division of          21.92%
    Fleet Securities Inc.
    FBO 245-94856-17
    Daniel Coletti
    465 Lexington Street
    Waltham, MA 02452

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERMEDIATE GOVERNMENT
    INCOME FUND
    TRUST SHARES
    Gales & Co.                        63.84%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        21.29%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        14.33%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL B SHARES
    Fleet Bank NACust of                8.30%
    Rollover IRA
    FBO Joel J. Corriveau Sr.
    28 Louise Ave
    Mathuen, MA 01844

    BKB SHARES
    Boott Mills                         8.20%
    c/o Richard D. Leggat
    25th Floor
    150 Federal Street
    Boston, MA  02110-1745

    Pipe Fitters Local 537              8.80%
    Health & Welfare Fund
    35 Travis Street #1
    Allston, MA  02134-1251

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
HIGH QUALITY BOND FUND
    TRUST SHARES
    Gales & Co.                        32.63%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        18.02%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        48.87%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    PRIME A SHARES
    US Clearing A Division of          19.45%
    Fleet Securities Inc.
    FBO# 103-30971-12
    Doris G Schack
    FBO - Doris G Schack Living
    Trust
    9161 East Evans
    Scottsdale, AZ 85260-7575

    US Clearing A Division of          54.49%
    Fleet Securities Inc.
    FBO# 132-90090-11
    Virginia Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.99%
    Fleet Securities Inc.
    FBO# 013-02964-11
    Jane L Grayhurst
    770 Boylston St., Apt 10G
    Boston, MA 02199-7709

    US Clearing A Division of          16.92%
    Fleet Securities Inc.
    FBO 132-47141-10
    Virginia A. Holmes
    303 Bella Vista Drive
    Ithaca, NY 14850-5774

    PRIME B SHARES
    US Clearing A Division of          33.43%
     Fleet Securities Inc.
    FBO# 200-70099-19
    Neil C Feldman
    11 Cottage Lane
    Marlboro, NJ 07746-2124

    US Clearing A Division of          13.49%
    Fleet Securities Inc.
    FBO# 119-97697-10
    Ira Zornberg
    4219 Nautilus Avenue
    Brooklyn, NY 11224-1019

    US Clearing A Division of          12.79%
    Fleet Securities Inc.
    FBO# 147-24459-13
    Jay Robert Klein
    26800 Amhearst Circle #209
    Cleveland, OH 44122-7572

    US Clearing A Division of          14.37%
    Fleet Securities Inc.
    FBO# 230-02116-18
    Marjorie Dion
    301 Raimond Street
    Yaphank, NY 11980-9725

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing A Division of           8.60%
    Fleet Securities Inc.
    FBO# 157-98031-13
    Patricia Fusco
    112 E. Chapel Avenue
    Cherry Hill, NJ 08034-1204

    US Clearing A Division of           6.37%
    Fleet Securities Inc.
    FBO# 238-97175-19
    Marie Gottfried
    10208 Andover Coach
    Circle H-2
    Lake Worth, FL 33467-8158

SHORT-TERM BOND FUND
    TRUST SHARES
    Gales & Co.                        32.42%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        55.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        11.85%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL B SHARES
    Chelsea Police Relief              13.56%
    Assoc.
    John R. Phillips Treas. &
    Michael McCona Clerk
    180 Crescent Avenue
    Chelsea, MA  02150-3017

    Josue Colon Cust                    7.87%
    Hazel Colon UGMA CT
    400 Lasalle St
    New Britain, CT  06051-1316

    Elizabeth Mugar                     7.19%
    10 Chestnut St.
    Apt. 1808
    Springfield, MA  01103-1709

    US Clearing A Division of           5.28%
    Fleet Securities Inc.
    FBD 979-99169-12
    Andrew Crill
    P.O. Box 51-31 Bedle St.
    Belle Mead, NJ 08502-0051

    US Clearing Corp                    5.32%
    FBO 979-14631-11
    Frank Badics & Theresa
    Badics JT TEN
    9 Elmwood Drive
    Milltown, NJ 08850-1636

TAX-EXEMPT BOND FUND
    TRUST SHARES
    Gales & Co.                        37.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        25.16%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    Gales & Co.                        36.26%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638-0001

    RETAIL A SHARES
    US Clearing A Division of           5.81%
    Fleet Securities Inc.
    FBO 979-14339-16 JTTEN
    Charles Dagraca & Barbara
    Dagraca
    20 William Penn Rd.
    Warren, NJ 07059-5079

    RETAIL B SHARES
    Sylvia Fendler                     11.00%
    72 Brinkerhoff Ave.
    Stamford, Ct. 06905

    Frances E. Stady                    5.62%
    P.O. BOX 433
    3176 Main St.
    Yorkshire, NY  14173-0433

INTERMEDIATE TAX-EXEMPT
    BOND FUND
    TRUST SHARES
    Gales & Co.                         6.58%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        91.39%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638

    RETAIL A SHARES
    PFPC Inc.                          96.45%
    Attn: William Greilich
    4400 Computer Drive
    Westboro, MA  01581

    BKB SHARES
    Charles Schwab & Co.               31.94%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Richard F. Messing                  5.73%
    3310 South Ocean Blvd.
    Apartment # 532
    Highland Beach, FL 33487

CONNECTICUT MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        72.28%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                        27.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    RETAIL A SHARES
    US Clearing Corp.                   9.22%
    FBO 245-05810-18
    Jean N. Konstantino and
    Theodore P. Konstantino
    JT TEN
    44 Shore Road
    Clinton, CT 06413-236

CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        91.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    RETAIL A SHARES
    Maria Guarna & Nazzareno           70.36%
    Guarna JT WROS
    147 Woodbury Ave.
    Stamford, CT  06907

    Catherine J. Fellows               25.69%
    7 Pent Road
    Bloomfield, CT 06002-1518

    BKB SHARES
    Charles Schwab & Co.               25.69%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Kelly F. Shackelford                5.40%
    P.O. Box 672
    New Canaan, CT 06840-0672

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
FLORIDA MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        90.08%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

    Gales & Co.                         8.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY 14638

MASSACHUSETTS MUNICIPAL
    BOND FUND
    TRUST SHARES
    Gales & Co.                        46.00%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        51.86%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

MASSACHUSETTS INTERMEDIATE
    MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        80.75%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        18.54%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   10.74%
    FBO 245-01752-17
    Edward S. Konda & Wenja S.
    Konda JT WROS JT/TEN
    501 Lexington St.
    Unit 19
    Waltham, MA  02452-3034

    US Clearing A Division of          16.09%
    Fleet Securities Inc.
    FBO 245-03939-19
    William J. Tedoldi & Betsy
    M. Tedoldi JTTEN
    68 High St.
    Needham, MA  02492

    US Clearing A Division of          10.55%
    Fleet Securities Inc.
    FBO# 245-00100-00
    Marc P. Hayes & Helen Hayes
    JTTEN
    52 Phillips Farm Rd.
    Marshfield, MA  02050

    US Clearing Corp                   24.00%
    FBO 245-05961-15
    Daniel P. Anderson
    37 Maple Street
    Stoneham, MA 02180-2522

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    US Clearing Corp                   19.36%
    FBO 225-00001-10
    Martin D. Cepkauskas & Marie
    A Cepkauskas
    JT/TEN
    P.O. Box 1164
    Eastham, MA 02462-1164

CORPORATE BOND FUND
    TRUST SHARES
    Gales & Co.                        36.71%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        35.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        22.35%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

RHODE ISLAND MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        87.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    Gales & Co.                        12.30%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    Gales & Co.                        35.80%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        24.90%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    James R. McCulloch                  7.42%
    c/o Microfibre
    PO Box 1208
    Pawtucket, RI 02862-1208

    BKB SHARES
    US Clearing A Division of           6.11%
    Fleet Securities Inc.
    FBO #245-26616-10
    Pease & Curren Materials
    75 Pennsylvania Avenue
    Warwick, RI  02888-3028

    Charles Schwab & Co.                8.96%
    Attn:  Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    John J Almeida TR                   5.88%
    John J Almeida
    Revocable Trust
    U/A Dated May 15 1997
    517 Pleasant Street
    Pawtucket, RI 02860-5725

NEW YORK MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        65.27%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        29.49%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                         5.20%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing Corp                   13.36%
    FBO 245-03768-15
    Marilyn J Brantley
    5954 Van Allen Road
    Belfast, NY 14711-8750

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
NEW JERSEY MUNICIPAL BOND FUND
    TRUST SHARES
    Gales & Co.                        51.50%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    Gales & Co.                        47.95%
    Fleet Investment Services
    Mutual Funds Unit -
    NY/RO/TO4A
    159 East Main Street
    Rochester, NY  14638-0001

    RETAIL A SHARES
    US Clearing A Division of          10.85%
    Fleet Securities Inc.
    FBO 979-08676-19
    George L. Gutierrez &
    Nereida Gutierrez
    8 Old Farm Road
    Saddle River, NJ 07458-3106

    US Clearing A Division of          49.59%
    Fleet Securities Inc.
    FBO 979-10688-11
    John J. Delucca
    314 Ardmore Road
    Ho Ho Kus, NJ  07423-1110

    US Clearing Corp                   33.13%
    FBO 979-14430-14
    John R. Wright and Maria
    N. Wright JTTEN
    118 Woodland Road
    Montvale, NJ 07645

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    PRIME RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    GOVERNMENT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703

    TAX-EXEMPT RESERVES
    U.S. Clearing                     100.00%
    26 Broadway
    New York, NY  10004-1703


     As of February 13, 2001, the name, address and percentage ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
MONEY MARKET FUND
    Stable Asset Fund                  12.35%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GOVERNMENT FUND
    Murphy John Davis TRUA              6.19%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

U.S. TREASURY FUND
    Loring Walcott Client              38.67%
    Sweep Acct
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY VALUE FUND
    Leviton MFG Co                      6.92%
    Sav Plan
    Ret c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

EQUITY GROWTH FUND
    Fleet Savings Plus-Equity          23.82%
    Growth
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Nusco Retiree Health                6.76%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
INTERNATIONAL EQUITY FUND
    Fleet Savings Plus                  8.94%
    Intl Equity
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY  14638

    FBF Pension Plan                    7.64%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

STRATEGIC EQUITY FUND
    FFG Retirement &                   88.25%
    Pension VDG
    c/o Fleet Financial Group
    159 East Main
    Rochester, NY 14638

HIGH QUALITY BOND FUND
    Fleet Savings Plus                 12.73%
    Plan-HQ Bond
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

SHORT TERM BOND FUND
    Brown Shoe Co.                      9.20%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

ASSET ALLOCATION FUND
    Fleet Savings Plus                 32.49%
    Asset Allocation
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL COMPANY EQUITY FUND
    Fleet Savings Plus                 38.25%
    Small Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

TAX EXEMPT BOND FUND
    Nusco Retiree Health               36.80%
    VEBA Trust
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CONNECTICUT MUNICIPAL
    BOND FUND
    John H. Duerden IMA                 7.06%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

CORPORATE BOND FUND
    Cole Hersee Pension Plan            6.79%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

GROWTH AND INCOME FUND
    Fleet Savings Plus-                41.84%
    Grth Income
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
SMALL CAP VALUE FUND
    FBF Pension Plan -                 23.13%
    Misc Assets
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc 401K P/S SCV                9.26%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    CVS Inc. 401K P/S                   5.56%
    Pln Aggressive
    c/o Norstar Trust Co
    Gales & Co.
    159 East Main
    Rochester, NY 14638

INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Chartwell Insurance                19.29%
    Company
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

NEW JERSEY MUNICIPAL BOND
    FUND
    Perillo Tours                      19.16%
    c/o Norstar Trust
     Co/Gales & Co
    159 East Main
    Rochester, NY 14638

    Royal Chambord IMA                  9.58%
    c/o Norstar Trust
    Co/Gales & Co
    159 East Main
    Rochester, NY 14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
    McKee Wendell A.                    9.51%
    Marital Trust
    c/o Norstar Trust Co/Gales
    & Co
    159 East Main
    Rochester, NY 14638

    Dorothy L. Nelson                   6.41%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

    Robert Lawrence Jr.                 6.36%
    c/o Norstar Trust Co
    Gales & Co
    159 East Main
    Rochester, NY 14638

RHODE ISLAND MUNICIPAL
    BOND FUND
    CP Pritchard TR GST                13.25%
    Non-Exempt
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

INSTITUTIONAL TREASURY MONEY
    MARKET FUND
    Transwitch Cap                      9.41%
    Focus Acct B
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                                   PERCENT
REGISTRATION NAME                  OWNERSHIP
-----------------------------------------------
CONNECTICUT INTERMEDIATE
    MUNICIPAL BOND FUND
    Gail Munger Succ                   10.25%
    TTEE T.P. Parkas Tr
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    M.G./Michael Sendzimir              5.51%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

FLORIDA MUNICIPAL BOND FUND
    Pritchard TR B SH LP Hess           6.56%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    William M. Wood Trust               6.26%
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

    Charles G. Bancroft                 5.76%
    TR U/Will
    c/o Norstar Trust Co.
    Gales & Co.
    159 East Main
    Rochester, NY  14638

                              FINANCIAL STATEMENTS

           Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 2000 have been filed with the SEC. The financial statements contained in such Annual Reports are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 2000 and 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Reports and is incorporated herein by reference. The financial statements in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights for the Funds for the fiscal years ended October 31, 1998, 1997 and 1996 were audited by Galaxy's former auditors.


           The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. No other parts of the Annual Report to Shareholders are incorporated by reference herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Predecessor Funds' independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A
COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


           "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

           "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

           "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

           "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

           "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

           "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

           "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

           "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

           "Not Prime" - Issuers do not fall within any of the Prime rating categories.

           Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

           "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

           "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

           "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

           "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

           "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


           "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

           The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

           "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

           "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

           "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

           "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

           Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

           "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

           "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

           "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

           "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

           "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


           "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


           - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

           "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

           "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


           "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


           "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


           "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


           "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

           "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


           "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


           "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


           "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


           "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


           "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


           "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


           "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

           A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

           "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

           "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

           "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

           Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

           "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


           "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.


           "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


           "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


           Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

           As stated above, the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Growth and Income Fund and Growth Fund II may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.         INTEREST RATE FUTURES CONTRACTS

           USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

           The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

           DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

           Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

           Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

           A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

           EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

           In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

           Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

           If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

           EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

           For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

           Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

           If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.        MUNICIPAL BOND INDEX FUTURES CONTRACTS

           A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

           Each of the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, The Rhode Island Municipal Bond Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.


           Closing out a futures contract sale prior to the settlement date may be effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.


EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

           Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                  Current Price
                                                                  (points and
                                                    Maturity      thirty-seconds
Issue                   Coupon      Issue Date        Date         of a point)
----------------------------------------------      ----------------------------
Ohio HFA                9 3/8         5/05/83        5/1/13        94-2
NYS Power               9 3/4         5/24/83        1/1/17        102-0
San Diego, CA IDR       10            6/07/83        6/1/18        100-14
Muscatine, IA Elec      10 5/8        8/24/83        1/1/08        103-16
Mass Health & Ed        10            9/23/83        7/1/16        100-12

           The current value of the portfolio is $5,003,750.

           To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

           On March 23, the bonds in the portfolio have the following values:

                   Ohio HFA                 81-28
                   NYS Power                98-26
                   San Diego, CA IDB        98-11
                   Muscatine, IA Elec       99-24
                   Mass Health & Ed         97-18

           The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

           The following table provides a summary of transactions and the results of the hedge.

                   CASH MARKET                     FUTURES MARKET
                   -----------                     --------------
   February 2      $5,003,750 long posi-           Sell 50 Municipal Bond
                   tion in municipal               futures contracts at
                   bonds                           86-09

   March 23        $4,873,438 long posi-           Buy 50 Municipal Bond
                   tion in municipal               futures contracts at
                   bonds                           83-27
                   -----------------------------   -----------------------------

                   $130,312 Loss                   $121,875 Gain

           While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

           The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.       MARGIN PAYMENTS

           Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.        RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

           There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

           Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

           In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

           In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

           Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

           Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


           Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                               THE GALAXY FUND

                                  FORM N-1A


PART C. OTHER INFORMATION

Item 23.  Exhibits

              (a)    (1)   Declaration of Trust dated March 31, 1986.(4)

                     (2) Amendment No. 1 to the Declaration of Trust dated as of April 26, 1988.(4)

                     (3) Certificate pertaining to Classification of Shares pertaining to Class A and Class B shares.(4)

                     (4) Certificate of Classification of Shares pertaining to Class C, Class D and Class E shares.(4)

                     (5) Certificate of Classification of Shares pertaining to Class C - Special Series 1 and Class D - Special Series 1 shares.(4)

                     (6) Certificate of Classification of Shares pertaining to Class F shares; Class G - Series 1 shares; Class G - Series 2 shares; Class H - Series 1 shares; Class H - Series 2 shares; Class I - Series 1 shares; Class I - Series 2 shares;
                           Class J - Series 1 shares; and Class J - Series 2 shares.(4)

                     (7) Certificate of Classification of Shares pertaining to Class K - Series 1 shares; Class K - Series 2 shares; Class L - Series 1 shares; Class L -
                           Series 2 shares; Class M - Series 1 shares;
                           Class M - Series 2 shares; Class N - Series 1
                           shares; Class N - Series 2 shares; Class O - Series 1 shares; and Class O - Series 2 shares.(4)

                     (8) Certificate of Classification of Shares pertaining to Class P - Series 1 shares; Class P - Series 2 shares; Class Q - Series 1 shares; Class Q - Series 2 shares; Class R - Series 1 shares;
                           Class R - Series 2 shares; and Class S shares.(4)

                     (9) Certificate of Classification of Shares pertaining to Class T - Series 1 shares and Class T -
                           Series 2 shares.(4)

                     (10) Certificate of Classification of Shares pertaining to Class U - Series 1 shares and Class U -
                           Series 2 shares; Class V shares; Class W shares; and Class X - Series 1 shares and Class X - Series 2 shares.(8)

                     (11) Certificate of Classification of Shares pertaining to Class C - Special Series 2 shares; Class H - Series 3 shares; Class J -Series 3 shares; Class K - Series 3 shares; Class L - Series 3 shares;
                           Class M - Series 3 shares; Class N - Series 3 shares; and Class U - Series 3 shares.(8)

                     (l2) Certificate of Classification of Shares pertaining to Class A - Special Series 2 shares.(8)

                     (13) Certificate of Classification of Shares pertaining to Class Y - Series 1 shares and Class Y -
                           Series 2 shares; Class Z - Series 1 shares,
                           Class Z - Series 2 shares and Class Z - Series 3 shares; and Class AA - Series 1 shares, Class AA - Series 2 shares and Class AA - Series 3 shares.(8)

                     (14) Certificate of Classification of Shares pertaining to Class BB, Class CC and Class DD shares.(8)

                     (15) Certificate of Classification of Shares pertaining to Class D - Special Series 2 shares; Class G
                           - Series 3 shares; Class I - Series 3 shares; and Class X - Series 3 shares.(8)

                     (16) Certificate of Classification of Shares pertaining to Class C - Special Series 3 shares; Class C - Special Series 4 shares; Class D - Special
                           Series 3 shares; Class D - Special Series 4 shares; Class G - Series 4 shares; Class G Series 5 shares; Class H - Series 4 shares; Class H - Series 5 shares; Class I - Series 4 shares; Class I -
                           Series 5 shares; Class J - Series 4 shares;
                           Class J - Series 5 shares; Class K - Series 4 shares; Class K - Series 5 shares; Class L -
                           Series 4 shares; Class L - Series 5 shares;
                           Class M - Series 4 shares; Class M - Series 5 shares; Class N - Series 4 shares; Class N -
                           Series 5 shares; Class U - Series 4 shares;
                           Class U - Series 5 shares; Class X - Series 4 shares; Class X - Series 5 shares; Class AA - Series 4 shares; and Class AA - Series 5 shares.(8)

                     (17) Certificate of Classification of Shares pertaining to Class EE - Series shares and Class EE -
                           Series 2 shares; Class V - Special Series 1 shares; and Class W - Special Series 1 shares.(11)

                     (18) Certificate of Classification of Shares pertaining to Class A - Special Series 3 shares; Class F - Special Series 2 shares; Class E - Special Series 2 shares; Class L - Series 6 shares; Class D - Special Series 5 shares; Class J - Series 6 shares; Class R - Series 3 shares; Class N - Series 6 shares; Class U - Series 6 shares; Class H -
                           Series 6 shares; and Class G - Series 6 shares.(12)

                     (19) Certificate of Classification of Shares pertaining to Class FF shares; Class GG shares; Class HH - Series 1 shares and Class HH - Series 2 shares; Class II shares; Class JJ - Series 1 shares, Class

                           JJ - Series 2 shares and Class JJ - Series 3 shares; Class KK - Series 1 shares, Class KK - Series 2 shares and Class KK - Series 3 shares; Class LL - Series 1 shares, Class LL - Series 2 shares and Class LL - Series 3 shares; and Class MM - Series 1 shares, Class MM -Series 2 shares and Class MM - Series 3 shares.(14)

                     (20) Certificate of Classification of Shares pertaining to Class MM - Series 4 shares.(16)

                     (21) Certificate of Classification of Shares pertaining to Class NN-Series 1 shares; Class NN - Series 2 shares; and Class NN-Series 3 shares.(16)

                     (22) Certificate of Classification of Shares pertaining to Class NN - Series 4 shares and Class NN - Series 5 shares.(17)

                     (23) Certificate of Classification of Shares pertaining to Class OO - Series 1 shares, Class OO - Series 2 shares, Class OO -Series 3 shares, Class OO - Series 4 shares and Class OO - Series 5 shares; Class PP -Series 1 shares, Class PP - Series 2 shares, Class PP - Series 3 shares, Class PP - Series 4 shares and Class PP - Series 5 shares; Class QQ - Series 1 shares, Class QQ - Series 2 shares, Class QQ - Series 3 shares, Class QQ - Series 4 shares and Class QQ - Series 5 shares; Class P - Series 3 shares; Class KK - Series 4 shares; Class Q - Series 3 shares; Class LL - Series 4 shares; Class O - Series 3 shares;
                           Class R - Series 4 shares; and Class JJ - Series 4 shares.(19)

                     (24) Certificate of Classification of Shares pertaining to Class Y - Series 3 shares; Class FF - Special Series 1 and Class FF - Special Series 2 shares; Class GG - Special Series 1 shares and Class GG - Special Series 2 shares.(22)

              (b)          Code of Regulations.(4)

              (c) Article V, Section 5.1, and Article VIII, Section 8.1, of Registrant's Declaration of Trust incorporated herein by reference as Exhibit
                           (a)(1), and Amendment No. 1 to Registrant's
                           Declaration of Trust incorporated herein by reference as Exhibit (a)(2).

              (d)    (1)   Advisory Agreement between the Registrant and
                           Fleet Investment Advisors Inc. with respect to the Money Market, Government, U.S. Treasury,
                           Tax-Exempt, Institutional Government Money Market
                           (formerly Institutional Treasury Money Market),
                           Short-Term Bond, Intermediate Government Income
                           (formerly Intermediate Bond), Corporate Bond, High
                           Quality Bond, Tax-Exempt Bond, New York Municipal
                           Bond, Connecticut Municipal Bond, Massachusetts
                           Municipal Bond, Rhode Island Municipal Bond,

                           Equity Value, Equity Growth, Equity Income,
                           International Equity, Small Company Equity and Asset Allocation Funds dated as of May 19, 1994.(2)

                     (2) Addendum No. 1 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income and Small Cap Value Funds dated as of December 1, 1995.(1)

                     (3) Addendum No. 2 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund dated as of March 3, 1998.(5)

                     (4) Addendum No. 3 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves dated as of September 18, 1998.(8)

                     (5) Addendum No. 4 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II dated as of June 23, 2000.(19)

                     (6) Addendum No. 5 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Pan Asia Fund dated as of September 5, 2000.(19)

                     (7) Form of Addendum No. 6 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New York Municipal Money Market Fund .(11)

                     (8) Sub-Advisory Agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC with respect to the International Equity Fund dated as of October 8, 1998.(8)

                     (9) Sub-Advisory Agreement between Fleet Investment Advisors Inc. and UOB Global Capital LLC with respect to the Pan Asia Fund dated as of September 5, 2000.(20)

              (e)    (1)   Distribution Agreement between the Registrant and

                           PFPC Distributors, Inc.(22)

              (f) The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan and Related Agreement effective as of January 1, 1997.(2)

              (g)    (1)   Global Custody Agreement between the Registrant
                           and The Chase Manhattan Bank dated as of November 1, 1991.(4)

                     (2) Amendment dated December 2, 1998 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(9)

                     (3) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New Jersey Municipal Bond, MidCap Equity and Strategic Equity Funds.(3)

                     (4) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

                     (5) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New York Municipal Money Market Fund.(11)

                     (6) Amendment dated as of June 23, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

                     (7) Amendment dated as of September 5, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Pan Asia Fund.(19)

                     (8) Amendment dated as of September 7, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(19)

                     (9) Consent to Assignment of Global Custody Agreement between the Registrant, The Chase Manhattan Bank, N.A. and 440 Financial Group of Worcester, Inc. to The Shareholder Services Group, Inc. d/b/a 440 Financial dated March 31, 1995.(11)

              (h)    (1)   Administration Agreement between the Registrant
                           and PFPC Inc. (formerly known as First Data
                           Investor Services Group, Inc.) dated as of June 1,
                           1997.(3)

                     (2)   Amendment No. 1 dated March 3, 1998 to
                           Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

                     (3) Amendment No. 2 dated as of March 5, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

                     (4) Amendment No. 3 dated as of September 18, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(8)

                     (5) Amendment No. 4 dated as of September 10, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(9)

                     (6) Amendment No. 5 dated as of December 1, 1999 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

                     (7) Amendment No. 6 dated as of June 23, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

                     (8) Amendment No. 7 dated as of June 26, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(19)

                     (9) Amendment No. 8 dated as of September 5, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pan Asia Fund.(20)

                     (10) Form of Amendment No. 9 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(11)

                     (11) Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

                     (12) Amendment No. 1 dated March 3, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

                     (13) Amendment No. 2 dated as of March 5, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

                     (14) Amendment No. 3 dated as of September 18, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(8)

                     (15) Amendment No. 4 dated as of September 10, 1998 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(9)

                     (16) Amendment No. 5 dated as of September 9, 1999 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

                     (17) Amendment No. 6 dated as of December 2, 1999 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

                     (18) Amendment No. 7 dated as of June 23, 2000 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc). with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

                     (19) Amendment No. 8 dated as of June 26, 2000 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(19)

                     (20) Amendment No. 9 dated as of September 5, 2000 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pan Asia Fund.(20)

                     (21) Form of Amendment No 10 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(11)

                     (22) Shareholder Services Plan for Trust Shares and Retail A Shares and Related Forms of Servicing Agreements.(14)

                     (23) Shareholder Services Plan for BKB Shares and Related Forms of Servicing Agreements.(14)

                     (24) Credit Agreement dated as of December 29, 1999 among the Registrant, The Galaxy VIP Fund, Galaxy Fund II, Various Banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(14)

                     (25) Agreement and Plan of Reorganization between The Galaxy Fund and Boston 1784 Funds.(17)

                     (26) Shareholder Services Plan for Class II and Class III Shares and Related Forms of Servicing Agreements.(21)

              (i)    (1)   Opinion and consent of counsel dated September 28,
                           1999.(10)

                     (2) Opinion and consent of counsel dated December 3, 1999.(11)

                     (3) Opinion and consent of counsel dated February 28, 2000.(15)

                     (4) Opinion and consent of counsel dated May 30, 2000.(17)

                     (5) Opinion and consent of counsel dated May 31, 2000. (18)

                     (6) Opinion and consent of counsel dated February 27, 2001.(22)


              (j)    (1)   Consent of Drinker Biddle & Reath LLP.(22)


                     (2)   Consent of Day, Berry & Howard LLP.(22)


                     (3)   Consent of Ernst & Young LLP.(22)


                     (4)   Consent of McGuireWoods LLP.(22)


                     (5)   Consent of Pricewaterhouse Coopers LLP.(22)


                     (6)   Consent of Ropes and Gray.(22)


                     (7)   Consent of Willkie Farr & Gallagher.(22)

              (k)          None.

              (l)    (1)   Purchase Agreement between the Registrant and
                           Shearson Lehman Brothers Inc. dated July 24,
                           1986.(4)

                     (2) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. dated October 11, 1990 with respect to the Treasury, Equity Growth, Equity Income, International Equity and High Quality Bond Funds.(4)

                     (3) Purchase Agreement between the Registrant and SMA Equities, Inc. dated December 30, 1991 with respect to the Small Company Equity Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, Asset Allocation Fund, and New York Municipal Bond Fund.(4)

                     (4) Purchase Agreement between the Registrant and Allmerica Investments, Inc. dated February 22, 1993 with respect to the Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond and Institutional Government Money Market (formerly Institutional Treasury Money Market) Funds.(4)

                     (5) Purchase Agreement between the Registrant and 440 Financial Distributors, Inc. dated May 19, 1994 with respect to the Corporate Bond Fund.(4)

                     (6) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated February 28, 1996 with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market Money, Growth and Income and Small Cap Value Funds.(4)

                     (7) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated March 9, 1998 with respect to the New Jersey Municipal Bond Fund.(5)

                     (8) Form of Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the MidCap Equity Fund.(3)

                     (9) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated March 3, 1998 with respect to the Strategic Equity Fund.(5)

                     (10) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated September 18, 1998 with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(9)

                     (11) Form of Purchase Agreement between the Registrant and Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(14)

                     (12) Purchase Agreement between the Registrant and Provident Distributors, Inc. dated June 23, 2000 with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(19)

                     (13) Purchase Agreement between the Registrant and Provident Distributors, Inc. dated September 5, 2000 with respect to the Pan Asia Fund.(19)

              (m)    (1)   Distribution and Services Plan for Retail B Shares
                           and Related Form of Servicing Agreement.(21)

                     (2) Distribution and Services Plan and Related Form of Servicing Agreement with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

                     (3)   Distribution Plan for Prime A Shares.(6)

                     (4) Distribution and Services Plan for Prime B Shares and Related Form of Servicing Agreement.(6)

                     (5) Distribution and Services Plan and Related Form of Servicing Agreement with respect to Prime Shares of the New York Municipal Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund.(11)

                     (6) Distribution Plan with respect to Retail A Shares of the Pan Asia Fund.(16)

              (n)          None.

              (o)    (1)   Amended and Restated Plan Pursuant to Rule 18f-3
                           for Operation of a Multi-Class System.(21)

              (p)    (1)   Code of Ethics - Registrant.(17)

                     (2)   Code of Ethics - Fleet Investment Advisors,
                           Inc.(16)

                     (3)   Code of Ethics - Oechsle International Advisors,
                           LLC(17)

                     (4)   Code of Ethics - UOB Global Capital LLC(17)

--------------------

(1) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-4806 and 811-4636) as filed with the Commission on March 4, 1996.

(2) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1996.

(3) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 15, 1997.

(4) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 27, 1998.

(5) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 30, 1998.

(6) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 11, 1998.

(7) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on October 6, 1998.

(8) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1998.

(9) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 26, 1999.

(10) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 28, 1999.

(11) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 3, 1999.

(12) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 1999.

(13) Filed electronically as Appendix II to the Combined Prospectus/Proxy Statement and incorporated herein by reference to the Registrant's Registration Statement on Form N-14 as filed with the Commission on February 7, 2000.

(14) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 23, 2000.

(15) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 28, 2000.

(16) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on April 17, 2000.

(17) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on May 31, 2000.

(18) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 1, 2000.

(19) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 29, 2000.

(20) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 1, 2000.

(21) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 2000.


(22)  Filed herewith.

Item 24.  Persons Controlled By or Under Common Control with Registrant

          Registrant is controlled by its Board of Trustees.

Item 25.  Indemnification

     Indemnification of the Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in
Section 1.19 of the Distribution Agreement incorporated herein by reference as Exhibit (e)(1), in Section 12 of the Global Custody Agreement incorporated herein by reference as Exhibit (g)(1) and in Article 10 of the Transfer Agency and Services Agreement incorporated herein by reference as Exhibit (h)(9). The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust dated March 31, 1986, incorporated herein by reference as Exhibit (a)(1), provides as follows:

       9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

              The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

              Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. (a)  Business and Other Connections of Investment Adviser

              Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

         (b)  Business and Other Connections of Sub-Adviser

              Oechsle International Advisors, LLC ("Oechsle") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

              The list required by this Item 26 of the officers of Oechsle, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Oechsle pursuant to the Advisers Act (SEC File No. 801-28111).

         (c)  Business and Other Connections of Sub-Adviser

              UOB Global Capital LLC ("UOB") is an investment adviser registered under the Advisers Act.

              The list required by this Item 26 of the officers of UOB, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by UOB pursuant to the Advisers Act (SEC File No. 801-56090).

Item 27. Principal Underwriter

         (a) In addition to The Galaxy Fund, PFPC Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy VIP Fund, Galaxy Fund II, International Dollar Reserve Fund I, Ltd., Provident Institutional Funds, Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc., GAMNA Series Funds, Inc., WT Investment Trust, Kalmar Pooled Investment Trust, The RBB Fund, Inc., Robertson Stephens Investment Trust, Harris Insight Funds Trust, AFBA 5 Star Funds, Allegheny Funds, Deutsche Asset Management VIT Funds, Forward Funds, Inc., Hillview Investment Trust II, IBJ Funds Trust, LKCM Funds, Matthews International Funds, McM Funds, Metropolitan West Funds, New Covenant Funds, Inc., Pictet Funds, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Trainer, Wortham First Mutual Funds, Undiscovered Managers Funds, Wilshire Target Funds, Inc., Weiss, Peck & Greer Funds Trust, Weiss, Peck & Greer International Fund, WPG Growth and Income Fund, WPG Growth and Income Fund, WPG Tudor Fund, RWB/WPG U.S. Large Stock Fund, Tomorrow Funds Retirement Trust, The BlackRock Funds, Inc. (distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of the Distributor), Northern Funds Trust and Northern Institutional Funds Trust (distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of the Distributor), The Offit Investment Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of the Distributor), The Offit Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of the Distributor), ABN AMRO Funds (distributed by ABN AMRO Distribution Services (USA), Inc., a wholly-owned subsidiary of the Distributor).

         (b) The information required by this Item 27 (b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended (File
              No. 8-46564).

         (c) The Distributor receives no compensation from the Registrant for distribution of its shares other than payments for distribution assistance pursuant to Registrant's Distribution Plan for Retail A Shares (Pan Asia Fund only), Distribution and Services Plan for Retail B Shares, Distribution and Services Plan for the Prime Reserves, Government Reserves and Tax-Exempt Reserves, Distribution and Services Plan for Prime Shares (New York Municipal Money Market,

              Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds only), Distribution Plan for Prime A Shares and Distribution and Services Plan for Prime B Shares.

Item 28.      Location of Accounts and Records

              (1) Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02109 (records relating to its functions as investment adviser to all of the Registrant's Funds).

              (2) Oechsle International Advisors, LLC, One International Place, Boston, Massachusetts 02210 (records relating to its functions as sub-investment adviser to the International Equity Fund).

              (3) UOB Global Capital LLC, 592 Fifth Avenue, Suite 602, New York, NY 10036 and UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624 (records relating to its functions as sub-investment adviser to the Pan Asia Fund).

              (4) PFPC Distributors Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as distributor).

              (5) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 53 State Street, Mail Stop BOS 425, Boston, MA 02109 (records relating to its functions as administrator).

              (6) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 4400 Computer Drive, Westborough, MA 01581-5108 (records relating to its functions as transfer agent).

              (7) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

              (8) The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as custodian).

Item 29.  Management Services

              Inapplicable.

Item 30.  Undertakings

              None.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment NO. 53 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Bonita Springs, Florida, on the 28th day of February, 2001.

                                       THE GALAXY FUND
                                       Registrant


                                       /s/ John T. O'Neill
                                       ------------------------------
                                       John T. O'Neill
                                       President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 53 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                         Date
---------                        -----                         ----
/s/ John T. O'Neill              Trustee, President            February 28, 2001
-------------------------        and Treasurer
John T. O'Neill

*Dwight E. Vicks, Jr.            Chairman of the Board         February 28, 2001
-------------------------        of Trustees
Dwight E. Vicks, Jr.

*Donald B. Miller                Trustee                       February 28, 2001
-------------------------
Donald B. Miller

*Louis DeThomasis                Trustee                       February 28, 2001
-------------------------
Louis DeThomasis

*Kenneth A. Froot                Trustee                       February 28, 2001
-------------------------
Kenneth A. Froot

*James M. Seed                   Trustee                       February 28, 2001
-------------------------
James M. Seed

*By: /s/ John T. O'Neill
     --------------------
     John T. O'Neill
     Attorney-In-Fact

                                THE GALAXY FUND


                           Certificate of Secretary


     The following resolution was duly adopted by the Board of Trustees of Galaxy Funds on December 14, 2000 and remains in effect on the date hereof:


     FURTHER RESOLVED, that the trustees and officers of Galaxy who may be required to execute any amendments to Galaxy's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing John T. O'Neill and W. Bruce McConnel, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of Galaxy any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said officers or trustees, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.


                                       THE GALAXY FUND



                                       By:  /s/ Bruce McConnel
                                            ---------------------
                                            W. Bruce McConnel
                                            Secretary


Dated: February 7, 2001

                                THE GALAXY FUND

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated: December 4, 1996                /s/ Dwight E. Vicks, Jr.
                                       --------------------------
                                       Dwight E. Vicks, Jr.

                                THE GALAXY FUND

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated: December 5, 1996                /s/ Donald B. Miller
                                       ---------------------
                                       Donald B. Miller

                                THE GALAXY FUND

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated: December 5, 1996                /s/ Brother Louis DeThomasis
                                       ----------------------------
                                       Brother Louis DeThomasis

                                THE GALAXY FUND

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated: December 5, 1996                /s/ James M. Seed
                                       --------------------
                                       James M. Seed

                                THE GALAXY FUND


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.


Dated: December 15, 2000               /s/ Kenneth A. Froot
                                       ---------------------
                                       Kenneth A. Froot

                                 EXHIBIT INDEX


Exhibit No.    Description
----------     -----------
(a)(24)        Certificate of Classification of Shares pertaining to Class Y
               - Series 3 shares; Class FF - Special Series 1 and Class FF -
               Special Series 2 shares; Class GG - Special Series 1 shares and Class GG - Special Series 2 shares.

(e)(1)         Distribution Agreement between the Registrant and PFPC
               Distributors, Inc.

(i)(6)         Opinion and consent of counsel dated February 27, 2001.

(j)(1)         Consent of Drinker Biddle & Reath LLP.

(j)(2)         Consent of Day, Berry & Howard LLP.

(j)(3)         Consent of Ernst & Young LLP.

(j)(4)         Consent McGuireWoods LLP.

(j)(5)         Consent of Pricewaterhouse Coopers LLP.

(j)(6)         Consent of Ropes and Gray.

(j)(7)         Consent Willkie Farr & Gallagher.